UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

NORTHERN EQUITY FUNDS

ANNUAL REPORT

MARC H 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

NORTHERN FUNDS

MANAGED BY

NORTHERN TRUST

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	INCOME EQUITY FUND
Ticker Symbol: NOIEX

26	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

31	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

35	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

39	SMALL CAP CORE FUND
Ticker Symbol: NSGRX

61	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

70	U.S. QUALITY ESG FUND
Ticker Symbol: NUESX

74	NOTES TO THE FINANCIAL STATEMENTS

85	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

86	TAX INFORMATION

87	SHAREHOLDER MEETING RESULTS

88	FUND EXPENSES

90	TRUSTEES AND OFFICERS

94	INVESTMENT CONSIDERATIONS

96	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index registered a strong gain of 9.50% for the 12 month reporting period ended March 31, 2019. The period began with relatively calm market conditions, as positive global growth and the gradual pace of the U.S. Federal Reserve’s interest rate increases drove stocks higher. However, the market sold off during the fourth quarter of 2018 as global growth slowed, trade tensions between the United States and China intensified, and the U.S. Federal Reserve (“Fed”) indicated that several more rate hikes could be possible. In addition, the yield curve flattened and oil prices declined sharply due to the downturn in economic data. The Fed adopted a more accommodative posture in late 2018, acknowledging that weaker growth suggested the need to slow down the pace of interest rate increases and balance sheet normalization. The change in Fed messaging, along with apparent progress between the U.S. and China in trade negotiations, led to a strong rally in equities during the first quarter of 2019. Financials were the bottom-performing sector in the S&P 500 Index, as a combination of lower yields and a flattening yield curve hurt bank stocks. Conversely, lower rates contributed to outperformance within the utilities and real estate sectors. Investors also gravitated to faster-growing companies within the information technology and consumer discretionary categories.

The Income Equity Fund posted a total return of 7.66% for the period, underperforming the Fund’s benchmark, S&P 500 Index. We generally invest in high quality, income-producing stocks, which we believe will generate above-market returns over time. An allocation to higher yielding securities detracted from shorter-term performance, however, as these stocks lagged the S&P 500 Index during the past 12 months. An allocation to high quality stocks also had a negative effect on Fund performance. Stock selection in the financials and energy sectors added to performance, while selection within the consumer discretionary and health care sectors detracted.

We continue to focus on identifying high quality, dividend-paying companies. Accommodative central bank policies should keep interest rates low as the macroeconomic environment continues to slow, providing a potential tailwind for higher-yielding stocks. We maintain our emphasis on companies that exhibit prudent use of shareholder capital, focusing on total return.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INCOME EQUITY FUND	7.66%	8.66%	13.53%	8.75%

S&P 500® INDEX	9.50	10.91	15.92	9.80

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Fund returned -5.55% during the 12-month reporting period ended March 31, 2019, compared with the Fund’s benchmark, MSCI World ex USA Index return of -3.14% and the MSCI EAFE® Index return of -3.71%. Global economies were challenged over the past 12 months as growth began to slow, the U.K. struggled to smoothly depart the EU and numerous global trade disagreements emerged. These events led to weak market returns outside the United States, most notably in Europe and Japan. The U.S. Federal Reserve increased the target for its benchmark rate by 75 basis points over the 12-month reporting period ended March 31, 2019, to the 2.25-2.50% range. However, other countries’ central banks have not experienced the economic conditions that would support such an increase in rates. It is hoped that accommodative central bank policies, stable inflation and an ultimate consensus on Brexit may return the global economy to a positive growth trajectory. Weak economic growth across Asia and Europe led to poor equity performance. Factor performance was led by low volatility and quality as investors attempted to insulate their portfolios from economic uncertainty. High quality securities outperformed low quality throughout Europe by more than 15%, and low volatility outperformed by double digits across Europe and Japan. The value factor continued its weak performance globally, especially in the North America region.

Despite the large dispersion in returns across economic sectors, stock selection accounted for most of the Fund’s underperformance during the period, with sector allocation broadly neutral. Defensive sectors such as consumer staples, health care and utilities led the market, while consumer discretionary and financial issues lagged most. Stock selection was mixed across most sectors, with the strongest performance in health care and financials and the weakest selection in materials and energy.

Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. By focusing on inexpensive, high-quality securities and prudent risk management, we believe that the Fund can deliver attractive long-term performance. We also believe that the Fund is positioned to benefit as investors look beyond broad economic data and re-focus on company fundamentals.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERNATIONAL EQUITY FUND	(5.55)%	0.84%	8.01%	4.46%

MSCI EAFE® INDEX*	(3.71)	2.33	8.96	4.89

MSCI WORLD EX USA INDEX*	(3.14)	2.20	8.82	5.05

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

*

Effective July 31, 2018, the benchmark for the International Equity Fund changed from the MSCI EAFE® Index to the MSCI World ex USA Index in order to better align the Fund’s benchmark index with the investment adviser’s view of the developed international equity markets.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Core Fund returned 5.45% during the 12-month reporting period ended March 31, 2019, underperforming the Fund’s benchmark S&P 500® Index return of 9.50%. Over the past 12 months, the U.S. economy continued the robust economic expansion that has led to the lowest unemployment figures in approximately 50 years and added more than 2.5 million jobs. Corporate profits across the U.S. large-cap universe grew by more than 20% year-over-year on sales growth of approximately 10%. Growth in corporate sales and earnings was supported by the U.S. tax reform bill passed at the end of 2017 that lowered corporate tax rates. Additionally, inflation held steady near 2%, allowing the U.S. Federal Reserve (“Fed”) to put short-term interest rate increases on hold following the December 2018 rate hike.

The first nine months of 2018 saw stock performance that was led by a handful of high growth technology companies despite their lofty valuations. During the fourth quarter 2018, these stocks declined sharply as investors were concerned that the impact of tax reform was rolling off and that the U.S. economy would soon be slowing. However, when the Fed took a more dovish stance entering 2019, investors returned to high growth stocks at the expense of value stocks. The value factor has remained weak, with the least expensive securities underperforming the most expensive securities by a wide margin. The quality and sentiment factors had mixed results over the 12 months as investors avoided low quality securities, preferring those of modest quality. The strongest performing sectors in the Fund for the reporting period were utilities and energy, while consumer discretionary, health care and financial issues lagged most.

Our investment process considers and ranks companies based on three general criteria to inform selection decisions: valuation, sentiment and quality. The Fund’s underperformance during the period was mainly the result of the weak performance of value-oriented companies in favor of high growth companies. Despite large differences in returns among economic sectors, positive contributions to Fund performance were driven by stock selection, while sector allocation was broadly neutral.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05

LARGE CAP CORE FUND	5.45%	8.84%	15.26%	7.59%

S&P 500® INDEX	9.50	10.91	15.92	8.50

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Concerns regarding decelerating global growth, tighter U.S. Federal Reserve (“Fed”) policy and the United States’ trade dispute with China largely determined investor sentiment during the Fund’s fiscal year ended March 31, 2019. Strong corporate profits, tax cuts and an improving labor market contributed to healthy equity returns in the first half of the reporting period. However, stocks fell sharply in the fourth quarter of 2018 amid signs of an economic slowdown and growing expectations that the Fed would continue to tighten monetary policy. The resulting stress within financial markets prompted the Fed to announce its intention to delay further rate increases and maintain a large balance sheet for the foreseeable future. In response, the stock market staged a strong rally in the first quarter of 2019, making up nearly all the ground it lost in the prior sell-off. The traditionally defensive utility and real estate sectors registered the strongest returns during the 12-month reporting period, but cyclical sectors such as energy, financials and materials lagged. Investors paid a premium for growth stocks and those with low historical volatility, while stocks with attractive valuations underperformed.

The Large Cap Value Fund posted a total return of 5.52% for the 12-month reporting period, compared with 5.67% for its benchmark, the Russell 1000 Value Index. The Fund’s proprietary definition of value, which includes both current and normalized valuation measurements, outperformed the Index and contributed to performance. Stock selection was strongest among energy and health care stocks, as a higher quality posture in the lagging energy sector and a focus on minimizing exposure to expensive health care stocks contributed to performance. Positive results in these sectors were offset by weaker selection in industrials and communication services, where lower quality, growth-oriented stocks generally outperformed.

The rally during the first quarter of 2019 pushed valuations in certain segments of the market significantly higher, even as worries over global growth persisted. We believe that a portfolio invested in attractively valued stocks with higher quality fundamental characteristics is well positioned for this set of circumstances.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00

LARGE CAP VALUE FUND	5.52%	6.84%	12.44%	6.21%

RUSSELL 1000 VALUE INDEX	5.67	7.72	14.52	6.93

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The modest 2.05% gain for the benchmark Russell 2000 Index during the past 12 months obscures the volatile market conditions that occurred throughout the 12 month reporting period ended March 31, 2019. At various times, investor preference fluctuated between “risk-on” versus “risk-off,” cyclical versus defensive, and low quality versus high quality. These shifts were largely the result of changing expectations regarding economic growth, U.S. Federal Reserve policy and the trade dispute between the United States and China. Low quality/high volatility stocks outpaced high quality/low volatility stocks during the period, creating a meaningful headwind for the Fund.

The Fund returned 1.68% during the period and slightly underperformed the Fund’s benchmark Russell 2000 Index which returned 2.05%. Stock selection, especially within the consumer discretionary, information technology and real estate sectors, represented the largest detractor from returns. However, the Fund generated stronger results in the industrials, materials and communication services sectors. Sector allocation was a modest detractor from returns.

The Fund’s long-term allocation to a broad set of micro-cap stocks was a meaningful contributor to performance for the reporting period. Conversely, the Fund’s bias toward higher quality stocks detracted. Despite their relative strength in the fourth quarter of 2018, higher quality stocks as determined by our proprietary quality models trailed lower rated stocks, most notably within the consumer discretionary and technology sectors. Performance differences related to company profitability were also a meaningful detractor. Companies with lower return on equity or profit margins – an area where the Fund was underweight – were the best performers for the 12-month reporting period despite their sell-off in late 2018. We continue to seek diverse exposure to domestic, small-cap stocks, including those on the lowest end of the market-cap spectrum, while avoiding those with low quality characteristics. We also maintain a disciplined process to manage active risk and transaction costs.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99

SMALL CAP CORE FUND	1.68%	6.86%	15.35%	7.29%

RUSSELL 2000 INDEX	2.05	7.05	15.36	8.22

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equities experienced sizable fluctuations during the 12 month reporting period ended March 31, 2019. Although small-cap value stocks as represented by the Russell 2000 Value Index recorded a narrow gain, wide variations in performance were evident. In the first half of the period, riskier, lower quality stocks generally registered the strongest performance. By the end of 2018, however, concerns about economic growth, interest rates and credit conditions quickly turned sentiment against cyclical, more volatile and lower quality companies. The backdrop again shifted immediately after January 1, 2019, as the market returned to “risk-on” mode and recovered nearly all of its earlier losses.

For the reporting period, the Fund returned -0.45%, trailing the 0.17% return of its benchmark, the Russell 2000 Value Index. Stock selection was strong within a number of sectors, particularly communication services and consumer staples. However, stock selection in energy and financials detracted from the Fund’s performance. Sector allocation also adversely affected performance due to underweights in utilities and real estate stocks, both of which held up relatively well during the fourth quarter downturn.

Return differences related to company quality were significant. Although a sharp sell-off occurred among the lowest quality and most volatile stocks in the fourth quarter of 2018, the remainder of the reporting period was generally characterized by strong investor risk appetite. Accordingly, underweights in lower-rated companies – as determined by our proprietary stock selection model – detracted given that higher quality stocks underperformed for the full 12-month reporting period. Consistent with our long-term approach, we maintained an emphasis on reasonably priced but profitable small-company stocks, while avoiding lower quality companies. We continued to apply a disciplined, cost efficient investment strategy that balances return potential, risk and transaction costs to pursue the Fund’s objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

SMALL CAP VALUE FUND	(0.45)%	5.73%	14.18%	9.62%

RUSSELL 2000 VALUE INDEX	0.17	5.59	14.12	9.75

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Quality ESG Fund returned 9.09% during the 12-month reporting period ended March 31, 2019, compared with the Fund’s benchmark, the Russell 1000 Index, which returned 9.30% for the period.

The reporting period began with relatively calm market conditions, as global growth and investor comfort with the gradual pace of the U.S. Federal Reserve’s (“Fed”) interest rate increases drove stocks higher. However, the market sold off in the fourth quarter 2018 as global growth slowed, trade tensions between the United States and China intensified, and the Fed indicated that several more rate hikes could be in the offing. In addition, the yield curve flattened and oil prices dropped sharply due to the decline in economic data. The Fed adopted a more accommodative posture late in 2018, acknowledging that weaker growth suggested the need to slow the pace of interest rate increases as well as balance sheet normalization. The change in Fed messaging, along with reported progress between the United States and China in trade negotiations, led to a strong rally in equities during the first quarter of 2019.

The Fund generally invests in high quality companies with strong ESG ratings that we believe will generate above average returns over time. Companies with stronger relative ESG profiles outperformed during the reporting period, with top-rated securities outperforming all other ratings segments. The positive performance gained from our allocation to higher ESG-rated companies was offset by an overweight to high quality companies, which lagged the broader market.

Both sustainability-minded and total-return-focused investors continue to look for ways to incorporate an ESG approach into their equity portfolios. While the motivations may differ, both are pursuing the same goal of sustainability. The Fund will continue to invest in what the portfolio managers believe are financially sound companies that manage their non-financial ESG risks well. We believe that incorporating both a financial lens and the non-financial lens of ESG content into the portfolio construction process offers the potential for the Fund to generate positive relative performance over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	SINCE INCEPTION 10/02/17

U.S. QUALITY ESG FUND	9.09%	9.64%

RUSSELL 1000 INDEX	9.30	9.95

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on net capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 94.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND	LARGE CAP VALUE FUND
ASSETS:
Investments, at value	$186,354	$200,336		$244,337	$84,105
Investments in affiliates, at value	2,160	533		797	2,347
Cash held at broker	–	252		–	–
Foreign currencies held at broker, at value (restricted $178)	–	264	(1)	–	–
Foreign currencies, at value (cost $285)	–	286		–	–
Dividend income receivable	433	1,052		281	155
Receivable for foreign tax reclaims	–	860		–	–
Receivable for securities sold	–	33,728		–	–
Receivable for variation margin on futures contracts	9	16		6	9
Receivable for fund shares sold	13	–		18	2
Receivable from investment adviser	16	27		17	18
Prepaid and other assets	4	5		3	3
Total Assets	188,989	237,359		245,459	86,639
LIABILITIES:
Payable for securities purchased	–	33,574		–	930
Payable for variation margin on futures contracts	–	2		1	–
Payable for fund shares redeemed	84	15		150	45
Payable to affiliates:
Management fees	34	19		20	9
Custody fees	2	6		9	9
Shareholder servicing fees	21	1		5	5
Transfer agent fees	–	–		1	–
Trustee fees	4	9		16	6
Outstanding options written, at value (premiums received $50)	12	–		–	–
Other payable (Note 6)	1,155	–		–	–
Accrued other liabilities	45	45		37	54
Total Liabilities	1,357	33,671		239	1,058
Net Assets	$187,632	$203,688		$245,220	$85,581
ANALYSIS OF NET ASSETS:
Capital stock	$144,444	$224,823		$197,866	$89,835
Distributable earnings	43,188	(21,135)		47,354	(4,254)
Net Assets	$187,632	$203,688		$245,220	$85,581
Shares Outstanding ($.0001 par value, unlimited authorization)	14,492	21,768		12,665	5,212
Net Asset Value, Redemption and Offering Price Per Share	$12.95	$9.36		$19.36	$16.42
Investments, at cost	$147,473	$209,022		$197,539	$85,066
Investments in affiliates, at cost	2,160	533		797	2,347

(1)	Costs associated with foreign currencies held at broker is $265.

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2019

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$439,958	$2,872,726	$38,101
18,301	101,339	10
–	–	–
–	–	–
–	–	–
492	5,150	38
–	–	–
3,722	–	–
53	581	–
79	1,191	27
22	10	47
3	6	3
462,630	2,981,003	38,226

317	–	–
1	30	–
906	6,537	–

55	550	3
18	12	10
33	1,253	–
1	9	–
4	10	1
–	–	–
–	–	–
45	151	44
1,380	8,552	58
$461,250	$2,972,451	$38,168

$288,738	$2,156,891	$36,277
172,512	815,560	1,891
$461,250	$2,972,451	$38,168
18,037	147,329	3,424
$25.57	$20.18	$11.15
$294,899	$2,061,251	$36,018
18,301	101,339	10

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP VALUE FUND
INVESTMENT INCOME:
Dividend income	$6,293	$8,461	$5,503	$2,215
Dividend income from investments in affiliates	33	11	27	23
Interest income	4	–	4	3
Total Investment Income	6,330	8,472	5,534	2,241
EXPENSES:
Management fees	1,991	1,102	1,095	468
Custody fees	43	242	58	49
Transfer agent fees	31	34	37	13
Blue sky fees	28	26	21	19
SEC fees	2	2	2	2
Printing fees	68	69	71	68
Audit fees	20	38	26	19
Legal fees	25	25	25	25
Shareholder servicing fees	99	6	20	30
Trustee fees	11	11	11	10
Interest expense	1	2	–	–
Other	26	29	24	34
Total Expenses	2,345	1,586	1,390	737
Less expenses reimbursed by investment adviser	(223)	(410)	(247)	(219)
Net Expenses	2,122	1,176	1,143	518
Net Investment Income	4,208	7,296	4,391	1,723
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	25,583	(18,895)	2,815	(4,106)
Options written	545	–	–	–
Futures contracts	(99)	90	391	103
Foreign currency transactions	–	(188)	–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(16,401)	(2,970)	5,759	7,372
Options written	38	–	–	–
Futures contracts	97	53	41	61
Foreign currency translations	–	(53)	–	–
Net Gains (Losses)	9,763	(21,963)	9,006	3,430
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,971	$(14,667)	$13,397	$5,153

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2019

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$6,300	$60,400	$639
201	1,564	6
22	219	–
6,523	62,183	645

2,983	31,667	125
119	403	107
71	500	4
27	66	22
2	7	2
68	257	67
19	39	19
25	48	25
163	4,126	–
10	42	11
–	–	1
25	84	19
3,512	37,239	402
(410)	(3,813)	(273)
3,102	33,426	129
3,421	28,757	516

23,206	274,626	48
–	–	–
885	(3,538)	(7)
–	–	–

(17,474)	(291,417)	1,914
–	–	–
338	2,263	–
–	–	–
6,955	(18,066)	1,955
$10,376	$10,691	$2,471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP VALUE FUND
Amounts in thousands	2019	2018	2019	2018	2019	2018	2019	2018
OPERATIONS:
Net investment income	$4,208	$4,330	$7,296	$5,613	$4,391	$3,658	$1,723	$1,927
Net realized gains (losses)	26,029	12,152	(18,993)	36,633	3,206	9,366	(4,003)	18,539
Net change in unrealized appreciation (depreciation)	(16,266)	10,286	(2,970)	(18,669)	5,800	14,918	7,433	(14,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,971	26,768	(14,667)	23,577	13,397	27,942	5,153	5,827
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(17,293)	(23,186)	(39,547)	87,541	(6,412)	95,999	(8,086)	(7,686)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(17,293)	(23,186)	(39,547)	87,541	(6,412)	95,999	(8,086)	(7,686)
DISTRIBUTIONS PAID (Note 14):
Distributable earnings	(26,260)	–	(5,000)	–	(6,563)	–	(1,300)	–
From net investment income	–	(4,293)	–	(3,000)	–	(3,618)	–	(2,181)
From net realized gains	–	(12,586)	–	–	–	(2,780)	–	–
Total Distributions Paid	(26,260)	(16,879)	(5,000)	(3,000)	(6,563)	(6,398)	(1,300)	(2,181)
Total Increase (Decrease) in Net Assets	(29,582)	(13,297)	(59,214)	108,118	422	117,543	(4,233)	(4,040)
NET ASSETS:
Beginning of year	217,214	230,511	262,902	154,784	244,798	127,255	89,814	93,854
End of year	$187,632	$217,214	$203,688	$262,902	$245,220	$244,798	$85,581	$89,814
Accumulated Undistributed Net Investment Income (Note 14):	$–	$67	$–	$4,626	$–	$63	$–	$351

(1)	Commenced investment operations on October 2, 2017.

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND		SMALL CAP VALUE FUND		U.S. QUALITY ESG FUND
2019	2018	2019	2018	2019	2018(1)

$3,421	$3,050	$28,757	$30,576	$516	$108
24,091	18,048	271,088	240,280	41	(21)
(17,136)	27,379	(289,154)	(127,405)	1,914	169
10,376	48,477	10,691	143,451	2,471	256

(10,739)	(52,197)	(285,433)	(37,591)	13,575	22,690
(10,739)	(52,197)	(285,433)	(37,591)	13,575	22,690

(4,899)	–	(291,335)	–	(732)	–
–	(700)	–	(31,623)	–	(92)
–	(19,711)	–	(312,760)	–	–
(4,899)	(20,411)	(291,335)	(344,383)	(732)	(92)
(5,262)	(24,131)	(566,077)	(238,523)	15,314	22,854

466,512	490,643	3,538,528	3,777,051	22,854	–
$461,250	$466,512	$2,972,451	$3,538,528	$38,168	$22,854
$–	$2,654	$–	$477	$–	$16

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.96		$13.39	$12.22	$12.74	$15.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.27	0.27	0.27	0.37
Net realized and unrealized gains (losses)	0.56		1.36	1.29	(0.09)	1.02
Total from Investment Operations	0.84		1.63	1.56	0.18	1.39
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.27)	(0.27)	(0.27)	(0.56)
From net realized gains	(1.57)		(0.79)	(0.12)	(0.43)	(3.91)
Total Distributions Paid	(1.85)		(1.06)	(0.39)	(0.70)	(4.47)
Net Asset Value, End of Year	$12.95		$13.96	$13.39	$12.22	$12.74
Total Return(1)	7.66	%(2)	12.08%	12.94%	1.62%	9.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$187,632		$217,214	$230,511	$239,540	$331,857
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.01%		1.01%	1.01%	1.00%	1.00%
Expenses, before reimbursements and credits	1.12%		1.11%	1.15%	1.13%	1.16%
Net investment income, net of reimbursements and credits(3)	2.01%		1.88%	2.07%	2.12%	2.22%
Net investment income, before reimbursements and credits	1.90%		1.78%	1.93%	1.99%	2.06%
Portfolio Turnover Rate	40.94%		23.14%	32.17%	13.14%	109.84%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.
(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $2,000, $3,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively and approximately $3,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$10.16	$9.06	$8.12		$9.39	$10.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.21	0.14		0.17	0.20
Net realized and unrealized gains (losses)	(0.94)	1.01	0.93		(1.27)	(0.51)
Total from Investment Operations	(0.57)	1.22	1.07		(1.10)	(0.31)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.23)	(0.12)	(0.13)		(0.17)	(0.35)
Total Distributions Paid	(0.23)	(0.12)	(0.13)		(0.17)	(0.35)
Net Asset Value, End of Year	$9.36	$10.16	$9.06		$8.12	$9.39
Total Return(2)	(5.36)%	13.50%	13.32%		(11.78)%	(2.91)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$203,688	$262,902	$154,784		$153,111	$211,645
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.51%	0.51%	0.93	%(4)	1.08%	1.09%
Expenses, before reimbursements and credits	0.69%	0.81%	1.23%		1.22%	1.26%
Net investment income, net of reimbursements and credits(3)	3.18%	2.53%	1.67	%(4)	1.66%	2.02%
Net investment income, before reimbursements and credits	3.00%	2.23%	1.37%		1.52%	1.85%
Portfolio Turnover Rate	59.45%	101.53%	101.07%		12.78%	13.02%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $1,000, $3,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$18.88	$16.98	$15.10		$15.42	$14.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.31	0.30		0.28	0.21
Net realized and unrealized gains (losses)	0.65	2.11	1.88		(0.32)	1.30
Total from Investment Operations	0.99	2.42	2.18		(0.04)	1.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.31)	(0.30)		(0.28)	(0.20)
From net realized gains	(0.17)	(0.21)	–		–	–
Total Distributions Paid	(0.51)	(0.52)	(0.30)		(0.28)	(0.20)
Net Asset Value, End of Year	$19.36	$18.88	$16.98		$15.10	$15.42
Total Return(1)	5.45%	14.34%	14.60%		(0.22)%	10.81%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$245,220	$244,798	$127,255		$144,226	$169,711
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.49	%(3)	0.59%	0.62%
Expenses, before reimbursements and credits	0.56%	0.58%	0.63%		0.59%	0.83%
Net investment income, net of reimbursements and credits(2)	1.76%	1.75%	1.85	%(3)	1.82%	1.57%
Net investment income, before reimbursements and credits	1.66%	1.63%	1.71%		1.82%	1.36%
Portfolio Turnover Rate	45.92%	50.70%	66.77%		56.10%	41.81%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable fees, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000 and $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represents less than 0.005 percent of average net assets for each of the fiscal year ended March 31, 2015. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$15.83	$15.22	$12.95		$13.99	$13.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.35	0.27		0.22	0.23
Net realized and unrealized gains (losses)	0.50	0.64	2.22		(1.04)	1.12
Total from Investment Operations	0.84	0.99	2.49		(0.82)	1.35
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.38)	(0.22)		(0.22)	(0.36)
From net realized gains	–	–	–		–	–
Total Distributions Paid	(0.25)	(0.38)	(0.22)		(0.22)	(0.36)
Net Asset Value, End of Year	$16.42	$15.83	$15.22		$12.95	$13.99
Total Return(1)	5.52%	6.43%	19.29%		(5.87)%	10.39%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$85,581	$89,814	$93,854		$89,048	$104,545
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.59%	0.58%	0.63	%(3)	0.87%	0.86%
Expenses, before reimbursements and credits	0.83%	0.90%	1.12%		1.09%	1.18%
Net investment income, net of reimbursements and credits(2)	1.95%	2.08%	1.80	%(3)	1.58%	1.47%
Net investment income, before reimbursements and credits	1.71%	1.76%	1.31%		1.36%	1.15%
Portfolio Turnover Rate	96.45%	110.59%	71.22%		60.22%	125.47%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable fees, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, $1,000, and $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and approximately $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$25.47	$24.01	$19.56		$22.26	$21.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.17	0.13		0.11	0.12
Net realized and unrealized gains (losses)	0.19	2.40	4.48		(2.15)	2.00
Total from Investment Operations	0.39	2.57	4.61		(2.04)	2.12
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.04)	(0.14)		(0.12)	(0.11)
From net realized gains	(0.13)	(1.07)	(0.02)		(0.54)	(0.94)
Total Distributions Paid	(0.29)	(1.11)	(0.16)		(0.66)	(1.05)
Net Asset Value, End of Year	$25.57	$25.47	$24.01		$19.56	$22.26
Total Return(1)	1.68%	10.66%	23.57%		(9.18)%	10.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$461,250	$466,512	$490,643		$313,983	$279,689
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.65%	0.65%	0.67	%(3)	0.75%	0.75%
Expenses, before reimbursements and credits	0.74%	0.78%	0.88%		0.92%	0.96%
Net investment income, net of reimbursements and credits(2)	0.73%	0.64%	0.67	%(3)	0.59%	0.67%
Net investment income, before reimbursements and credits	0.64%	0.51%	0.46%		0.42%	0.46%
Portfolio Turnover Rate	20.96%	6.28%	16.21%		14.31%	12.84%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $13,000, $14,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and approximately $12,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain expected expenses noted in the Notes to the Financial Statements) to 0.65%. Prior to June 15, 2016, the expense limitation had been 0.75%.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$22.71	$24.00	$19.81	$21.61	$21.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.20	0.19	0.24	0.20
Net realized and unrealized gains (losses)	(0.59)	0.79	4.55	(1.17)	1.40
Total from Investment Operations	(0.38)	0.99	4.74	(0.93)	1.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.21)	(0.22)	(0.23)	(0.19)
From net realized gains	(1.99)	(2.07)	(0.33)	(0.64)	(0.93)
Total Distributions Paid	(2.15)	(2.28)	(0.55)	(0.87)	(1.12)
Net Asset Value, End of Year	$20.18	$22.71	$24.00	$19.81	$21.61
Total Return(1)	(0.45)%	3.76%	23.82%	(4.22)%	7.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,972,451	$3,538,528	$3,777,051	$2,914,311	$3,007,717
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.12%	1.13%	1.22%	1.23%	1.26%
Net investment income, net of reimbursements and credits(2)	0.86%	0.82%	0.89%	1.13%	0.97%
Net investment income, before reimbursements and credits	0.74%	0.69%	0.67%	0.90%	0.71%
Portfolio Turnover Rate	16.02%	18.65%	11.48%	25.31%	16.22%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $110,000, $119,000 and $184,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively and approximately $91,000 and $25,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,

U.S. QUALITY ESG FUND
Selected per share data	2019	2018 (1)
Net Asset Value, Beginning of Period	$10.46	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.06
Net realized and unrealized gains (losses)	0.77	0.46
Total from Investment Operations	0.94	0.52
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.06)
From net realized gains	(0.09)	–
Total Distributions Paid	(0.25)	(0.06)
Net Asset Value, End of Period	$11.15	$10.46
Total Return (2)	9.09%	5.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$38,168	$22,854
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.43%	0.43	% (4)
Expenses, before reimbursements and credits	1.32%	2.08	% (4)
Net investment income, net of reimbursements and credits (3)	1.69%	1.53	% (4)(5)
Net investment income (loss), before reimbursements and credits	0.80%	(0.12	)% (4)(5)
Portfolio Turnover Rate	51.43%	10.19%

(1)	Commenced investment operations on October 2, 2017.
(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019 and for the period from October 2, 2017 (commencement of operations) to March 31, 2018. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)	Annualized for periods less than one year.
(5)	As the Fund commenced investment operations on October 2, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 4.7%

Boeing (The) Co. (1)	9,211	$3,513

Harris Corp.	8,192	1,308

Lockheed Martin Corp.	13,468	4,043
		8,864

Apparel & Textile Products – 0.8%

VF Corp.	18,309	1,591

Asset Management – 1.5%

Ameriprise Financial, Inc.	8,128	1,041

Franklin Resources, Inc.	51,789	1,717
		2,758

Banking – 4.0%

Citigroup, Inc.	17,050	1,061

JPMorgan Chase & Co.	63,164	6,394
		7,455

Biotechnology & Pharmaceuticals – 10.7%

AbbVie, Inc.	43,364	3,495

Amgen, Inc.	5,486	1,042

Bristol-Myers Squibb Co. (1)	56,903	2,715

Gilead Sciences, Inc.	48,591	3,159

Johnson & Johnson	17,792	2,487

Merck & Co., Inc.	20,425	1,699

Pfizer, Inc.	128,574	5,460
		20,057

Chemicals – 0.8%

LyondellBasell Industries N.V., Class A	17,336	1,458

Commercial Services – 0.9%

H&R Block, Inc.	68,119	1,631

Consumer Products – 3.8%

Altria Group, Inc.	71,790	4,123

Energizer Holdings, Inc.	19,878	893

Kimberly-Clark Corp.	17,676	2,190
		7,206

Electrical Equipment – 0.6%

Emerson Electric Co.	16,721	1,145

Forest & Paper Products – 0.5%

Domtar Corp.	19,025	945

Gaming, Lodging & Restaurants – 1.7%

Las Vegas Sands Corp.	27,022	1,647

Wyndham Destinations, Inc.	38,770	1,570
		3,217

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Hardware – 10.4%

Apple, Inc.	46,492	$8,831

Cisco Systems, Inc.	103,460	5,586

HP, Inc.	134,645	2,616

NetApp, Inc.	12,277	851

Seagate Technology PLC	35,644	1,707
		19,591

Health Care Facilities & Services – 0.6%

Cigna Corp.	5,540	891

CVS Health Corp.	4,118	222
		1,113

Industrial Services – 0.8%

MSC Industrial Direct Co., Inc., Class A	17,671	1,462

Insurance – 3.5%

Aflac, Inc.	74,289	3,714

Allstate (The) Corp.	26,214	2,469

Berkshire Hathaway, Inc., Class B *	2,171	436
		6,619

Machinery – 1.0%

Illinois Tool Works, Inc.	13,392	1,922

Media – 8.2%

Alphabet, Inc., Class A (1) *	2,661	3,132

CBS Corp., Class B (Non Voting)	28,900	1,374

Facebook, Inc., Class A (1) *	2,772	462

Interpublic Group of (The) Cos., Inc.	68,266	1,434

Omnicom Group, Inc.	22,498	1,642

Sirius XM Holdings, Inc.	235,676	1,336

Tribune Media Co., Class A	40,432	1,866

TWDC Enterprises 18 Corp.	25,564	2,838

Viacom, Inc., Class B	47,990	1,347
		15,431

Medical Equipment & Devices – 0.9%

Baxter International, Inc.	21,739	1,768

Oil, Gas & Coal – 7.2%

Chevron Corp.	39,373	4,850

Exxon Mobil Corp.	61,067	4,934

Occidental Petroleum Corp.	9,950	659

Phillips 66	10,665	1,015

RPC, Inc.	19,434	222

Valero Energy Corp.	21,907	1,858
		13,538

Real Estate Investment Trusts – 6.3%

AGNC Investment Corp.	23,529	423

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 6.3% – continued

Annaly Capital Management, Inc.	59,703	$596

Brixmor Property Group, Inc.	64,373	1,183

Chimera Investment Corp.	43,679	819

Host Hotels & Resorts, Inc.	43,493	822

Medical Properties Trust, Inc.	55,746	1,032

New Residential Investment Corp.	46,009	778

Park Hotels & Resorts, Inc.	47,599	1,479

Simon Property Group, Inc.	9,100	1,658

Weingarten Realty Investors	42,075	1,236

WP Carey, Inc.	22,358	1,751
		11,777

Retail – Consumer Staples – 1.7%

Walmart, Inc.	32,178	3,138

Retail – Discretionary – 7.4%

Amazon.com, Inc. (1) *	1,794	3,195

Best Buy Co., Inc.	18,739	1,331

Foot Locker, Inc.	3,846	233

Home Depot (The), Inc.	28,423	5,454

Kohl’s Corp.	23,264	1,600

Macy’s, Inc.	85,179	2,047

Nordstrom, Inc.	860	38
		13,898

Semiconductors – 3.9%

Applied Materials, Inc.	12,032	477

KLA-Tencor Corp.	23,769	2,839

Texas Instruments, Inc.	37,108	3,936
		7,252

Software – 4.3%

CDK Global, Inc.	20,366	1,198

Citrix Systems, Inc.	14,444	1,440

Intuit, Inc.	5,293	1,384

Microsoft Corp.	33,894	3,997
		8,019

Specialty Finance – 3.8%

American Express Co.	27,283	2,982

Mastercard, Inc., Class A	11,838	2,787

Navient Corp.	112,200	1,298
		7,067

Technology Services – 2.6%

Accenture PLC, Class A	6,431	1,132

International Business Machines Corp.	26,915	3,798
		4,930

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Transportation Equipment – 1.0%

Cummins, Inc.	11,644	$1,838

Utilities – 5.6%

AES Corp.	7,781	141

CenterPoint Energy, Inc.	56,610	1,738

DTE Energy Co.	12,004	1,498

Edison International	25,550	1,582

Entergy Corp.	26,971	2,579

Exelon Corp.	34,158	1,712

FirstEnergy Corp.	28,987	1,206
		10,456
Total Common Stocks
(Cost $147,264)		186,146

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (2)(3)	2,160,306	2,160
Total Investment Companies
(Cost $2,160)		2,160

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.45%, 7/18/19 (4)(5)	$210	$208
Total Short-Term Investments
(Cost $209)		208

Total Investments – 100.5%
(Cost $149,633)		188,514

Liabilities less Other Assets – (0.5%)		(882)
NET ASSETS – 100.0%		$187,632

(1)	Security represents underlying investment on open written option contracts.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2019 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s ) (1)
E-Mini S&P 500	10	$1,419	Long	6/19	$40

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	VALUE (000s)
Alphabet, Inc., Exp. Date 4/18/19, Strike Price $1,300.00	(26)	$3,060	$ – *

Amazon.com, Inc., Exp. Date 4/18/19, Strike Price $1,900.00	(17)	3,027	(8)

Boeing (The) Co., Exp. Date 4/18/19, Strike Price $420.00	(46)	1,755	(2)

Bristol-Myers Squibb Co., Exp. Date 4/18/19, Strike Price $57.50	(285)	1,360	(1)

Facebook, Inc., Exp. Date 4/18/19, Strike Price $180.00	(27)	450	(1)

Total Written Options Contracts			$(12)

(Premiums Received (000S) $50)

*	Amount rounds to less than one thousand.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.3%
Consumer Discretionary	10.9
Consumer Staples	5.6
Energy	7.3
Financials	12.7
Health Care	12.3
Industrials	8.2
Information Technology	22.9
Materials	1.3
Real Estate	4.9
Utilities	5.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$186,146	$–	$–	$186,146
Investment Companies	2,160	–	–	2,160
Short-Term Investments	–	208	–	208
Total Investments	$188,306	$208	$–	$188,514

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$40	$–	$–	$ 40
Liabilities
Written Options	(12)	–	–	(12)
Total Other Financial Instruments	$28	$–	$–	$ 28

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1)

Australia – 5.4%

AGL Energy Ltd.	23,172	$358

Australia & New Zealand Banking Group Ltd.	146,476	2,720

BHP Billiton Ltd.	29,048	794

CIMIC Group Ltd.	3,044	105

Crown Resorts Ltd.	37,707	309

Flight Centre Travel Group Ltd.	33,692	1,009

Fortescue Metals Group Ltd.	126,684	641

Harvey Norman Holdings Ltd.	160,769	460

Macquarie Group Ltd.	26,694	2,453

Santos Ltd.	48,277	235

Sonic Healthcare Ltd.	18,054	315

South32 Ltd.	293,490	779

Telstra Corp. Ltd.	285,332	674

Woodside Petroleum Ltd.	9,838	243
		11,095

Austria – 0.7%

Raiffeisen Bank International A.G.	67,821	1,524

Belgium – 0.7%

Colruyt S.A.	929	69

Proximus SADP	50,578	1,460
		1,529

Canada – 8.5%

Atco Ltd., Class I	7,533	254

Canadian Imperial Bank of Commerce	28,313	2,237

Canadian National Railway Co.	15,327	1,372

Canadian Pacific Railway Ltd.	1,196	246

CI Financial Corp.	128,055	1,748

Constellation Software, Inc.	395	335

Encana Corp.	278,412	2,017

Gildan Activewear, Inc.	5,801	209

Hydro One Ltd. (2)	18,692	290

Magna International, Inc.	3,479	169

Manulife Financial Corp.	71,735	1,213

Methanex Corp.	27,566	1,566

Metro, Inc.	5,611	206

National Bank of Canada	46,923	2,118

Rogers Communications, Inc., Class B	1,728	93

Teck Resources Ltd., Class B	42,324	979

TransCanada Corp.	51,990	2,335
		17,387

China – 0.8%

Yangzijiang Shipbuilding Holdings Ltd.	1,470,400	1,634

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

Denmark – 1.3%

Carlsberg A/S, Class B	611	$76

Novo Nordisk A/S, Class B	1,331	70

Pandora A/S	7,701	361

Vestas Wind Systems A/S	24,422	2,057
		2,564

Finland – 1.1%

Fortum OYJ	4,534	93

Neste OYJ	1,997	213

Orion OYJ, Class B	6,488	243

UPM-Kymmene OYJ	60,519	1,767
		2,316

France – 8.9%

Atos S.E.	1,364	132

BNP Paribas S.A.	2,260	108

Capgemini S.E.	14,635	1,780

Cie Generale des Etablissements Michelin S.C.A.	15,001	1,778

CNP Assurances	87,121	1,919

Covivio	651	69

Dassault Aviation S.A.	58	86

Engie S.A.	39,105	583

Eutelsat Communications S.A.	57,624	1,010

Imerys S.A.	27,797	1,390

Kering S.A.	452	260

L’Oreal S.A.	9,339	2,514

LVMH Moet Hennessy Louis Vuitton S.E.	4,290	1,582

Peugeot S.A.	4,348	106

Sanofi	36,507	3,228

Societe BIC S.A.	18,846	1,681
		18,226

Germany – 6.6%

Allianz S.E. (Registered)	5,583	1,242

Covestro A.G. (2)	35,674	1,962

Deutsche Lufthansa A.G. (Registered)	28,381	623

E.ON S.E.	9,764	109

HOCHTIEF A.G.	5,111	740

HUGO BOSS A.G.	24,780	1,692

Merck KGaA	19,630	2,238

METRO A.G.	68,151	1,130

SAP S.E.	19,839	2,292

Siemens A.G. (Registered)	2,561	276

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

Germany – 6.6% – continued

Uniper S.E.	9,850	$297

Vonovia S.E.	14,400	746
		13,347

Hong Kong – 3.7%

CK Asset Holdings Ltd.	235,232	2,091

CLP Holdings Ltd.	41,100	477

Hang Seng Bank Ltd.	25,038	618

Hong Kong & China Gas Co. Ltd.	29,362	70

Link REIT	146,981	1,719

NWS Holdings Ltd.	379,319	829

Swire Properties Ltd.	47,778	206

WH Group Ltd. (2)	1,446,705	1,548
		7,558

Israel – 1.5%

Bank Leumi Le-Israel B.M.	181,656	1,191

Check Point Software Technologies Ltd. *	14,434	1,826
		3,017

Italy – 2.0%

Atlantia S.p.A.	17,788	461

Enel S.p.A.	142,827	914

Leonardo S.p.A.	10,259	120

Mediobanca Banca di Credito Finanziario S.p.A.	53,353	555

Poste Italiane S.p.A. (2)	213,298	2,076
		4,126

Japan – 21.7%

ABC-Mart, Inc.	32,400	1,931

AGC, Inc.	400	14

Alfresa Holdings Corp.	70,809	2,018

Asahi Group Holdings Ltd.	2,800	125

Astellas Pharma, Inc.	89,300	1,340

Bridgestone Corp.	39,210	1,514

Brother Industries Ltd.	71,122	1,320

Canon, Inc.	34,900	1,014

Central Japan Railway Co.	10,339	2,403

Chubu Electric Power Co., Inc.	13,400	209

Daito Trust Construction Co. Ltd.	4,320	602

Daiwa House Industry Co. Ltd.	56,000	1,782

East Japan Railway Co.	9,500	919

FUJIFILM Holdings Corp.	1,300	59

Hitachi Ltd.	42,000	1,365

Honda Motor Co. Ltd.	14,300	388

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

Japan – 21.7% – continued

ITOCHU Corp.	96,727	$1,755

Japan Airlines Co. Ltd.	6,600	232

Japan Tobacco, Inc.	26,800	666

Kajima Corp.	6,300	93

KDDI Corp.	65,719	1,418

Kirin Holdings Co. Ltd.	76,300	1,827

Marubeni Corp.	62,100	431

Mitsubishi Chemical Holdings Corp.	230,000	1,624

Mitsubishi Corp.	43,000	1,198

Mitsui & Co. Ltd.	25,600	398

Mizuho Financial Group, Inc.	1,015,700	1,574

Nippon Electric Glass Co. Ltd.	2,100	56

Nippon Telegraph & Telephone Corp.	3,567	152

NSK Ltd.	13,100	123

NTT DOCOMO, Inc.	44,700	991

ORIX Corp.	37,600	541

Osaka Gas Co. Ltd.	9,600	190

Resona Holdings, Inc.	222,000	964

Rohm Co. Ltd.	11,500	721

Seven & i Holdings Co. Ltd.	13,100	494

SoftBank Group Corp.	7,000	682

Subaru Corp.	53,900	1,232

Sumitomo Heavy Industries Ltd.	30,600	995

Sumitomo Mitsui Financial Group, Inc.	66,200	2,317

Suntory Beverage & Food Ltd.	27,576	1,295

THK Co. Ltd.	2,000	50

Tokyo Electric Power Co. Holdings, Inc. *	53,200	336

Tokyo Gas Co. Ltd.	13,062	353

Tosoh Corp.	70,644	1,102

Toyota Motor Corp.	56,300	3,302
		44,115

Netherlands – 5.2%

ABN AMRO Group N.V. - CVA (2)	54,361	1,227

ArcelorMittal	14,114	287

ING Groep N.V.	71,941	872

Koninklijke Ahold Delhaize N.V.	36,076	961

NN Group N.V.	48,845	2,031

NXP Semiconductors N.V.	3,180	281

Royal Dutch Shell PLC, Class B	153,618	4,856
		10,515

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

New Zealand – 0.2%

Fisher & Paykel Healthcare Corp. Ltd.	34,936	$374

Meridian Energy Ltd.	1,768	5
		379

Norway – 1.2%

DNB ASA	6,785	125

Equinor ASA	98,109	2,150

Mowi ASA	4,697	105
		2,380

Portugal – 0.2%

EDP – Energias de Portugal S.A.	90,261	355

Singapore – 1.3%

ComfortDelGro Corp. Ltd.	60,570	115

Genting Singapore Ltd.	317,400	244

United Overseas Bank Ltd.	126,557	2,352
		2,711

Spain – 2.5%

ACS Actividades de Construccion y Servicios S.A.	48,461	2,130

Enagas S.A.	55,939	1,628

Endesa S.A.	12,744	325

Iberdrola S.A.	107,761	947

Naturgy Energy Group S.A.	1,570	44
		5,074

Sweden – 3.3%

Hennes & Mauritz AB, Class B	27,133	452

Hexagon AB, Class B	14,161	740

ICA Gruppen AB	10,049	403

Sandvik AB	133,526	2,170

Skandinaviska Enskilda Banken AB, Class A	169,635	1,469

Skanska AB, Class B	7,079	129

SKF AB, Class B	45,534	757

Swedish Match AB	8,470	431

Volvo AB, Class B	16,703	258
		6,809

Switzerland – 7.0%

Adecco Group A.G. (Registered)	22,008	1,175

Nestle S.A. (Registered)	43,815	4,182

Novartis A.G. (Registered)	21,480	2,067

Roche Holding A.G. (Genusschein)	16,718	4,609

Swisscom A.G. (Registered)	4,400	2,153
		14,186

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% (1) – continued

United Kingdom – 14.2%

3i Group PLC	128,748	$1,653

Anglo American PLC	85,772	2,303

Barratt Developments PLC	56,980	446

Berkeley Group Holdings (The) PLC	18,858	907

BP PLC	105,646	771

British American Tobacco PLC	4,337	181

BT Group PLC	217,717	633

Centrica PLC	219,627	327

easyJet PLC	54,308	792

Fiat Chrysler Automobiles N.V. *	120,331	1,799

GlaxoSmithKline PLC	134,761	2,796

HSBC Holdings PLC	19,802	161

Imperial Brands PLC	67,827	2,324

J Sainsbury PLC	253,008	778

Legal & General Group PLC	634,641	2,277

Lloyds Banking Group PLC	3,380,181	2,742

Meggitt PLC	190,030	1,246

National Grid PLC	41,131	457

Next PLC	1,163	85

Pearson PLC	102,932	1,122

Persimmon PLC	34,202	969

Rio Tinto PLC	17,091	994

Royal Mail PLC	621	2

Smith & Nephew PLC	45,962	912

SSE PLC (3)	14	–

Tesco PLC	231,395	700

Unilever N.V. – CVA	24,388	1,418

United Utilities Group PLC	3,145	33
		28,828

United States – 0.2%

Bausch Health Cos., Inc. *	15,952	393
Total Common Stocks
(Cost $208,687)		200,068

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Henkel A.G. & Co. KGaA, 2.07% (4)	2,625	268
Total Preferred Stocks
(Cost $335)		268

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (5)(6)	533,125	$533
Total Investment Companies
(Cost $533)		533

Total Investments – 98.6%
(Cost $209,555)		200,869

Other Assets less Liabilities – 1.4%		2,819
Net Assets – 100.0%		$203,688

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Value rounds to less than one thousand.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	31	$1,138	Long	6/19	$21
FTSE 100 Index (British Pound)	5	470	Long	6/19	9
S&P/TSX 60 Index (Canadian Dollar)	2	286	Long	6/19	–	*

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
SPI 200 Index (Australian Dollar)	3	$329	Long	6/19	$(1)
Yen Denominated Nikkei 225 (Japanese Yen)	7	671	Long	6/19	(8)

Total					$21

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

*	Amounts round to less than a thousand.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	5.2%
Consumer Discretionary	10.6
Consumer Staples	10.8
Energy	7.2
Financials	21.0
Health Care	10.3
Industrials	13.8
Information Technology	5.9
Materials	8.1
Real Estate	3.6
Utilities	3.5

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	27.6%
Japanese Yen	22.0
British Pound	15.2
Canadian Dollar	8.9
Swiss Franc	7.1
Australian Dollar	5.5
All other currencies less than 5%	13.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued MARCH 31, 2019

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Canada	$17,387	$–	$–	$ 17,387
Israel	1,826	1,191	–	3,017
Netherlands	281	10,234	–	10,515
United States	393	–	–	393
All Other Countries (1)	–	168,756	–	168,756
Total Common Stocks	19,887	180,181	–	200,068
Preferred Stocks (1)	–	268	–	268
Investment Companies	533	–	–	533
Total Investments	$20,420	$180,449	$–	$200,869

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 30	$–	$–	$ 30
Liabilities
Futures Contracts	(9)	–	–	(9)
Total Other Financial Instruments	$ 21	$–	$–	$ 21

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6%

Aerospace & Defense – 2.4%

Boeing (The) Co.	9,619	$3,669

Huntington Ingalls Industries, Inc.	3,091	640

Spirit AeroSystems Holdings, Inc., Class A	16,109	1,475
		5,784

Apparel & Textile Products – 0.6%

Capri Holdings Ltd. *	10,979	502

Ralph Lauren Corp.	5,200	674

VF Corp.	2,193	191
		1,367

Asset Management – 0.5%

Franklin Resources, Inc.	40,990	1,358

Banking – 4.9%

Bank of America Corp.	71,643	1,977

CIT Group, Inc.	10,947	525

Citigroup, Inc.	48,134	2,995

Citizens Financial Group, Inc.	43	1

Fifth Third Bancorp	59,384	1,498

JPMorgan Chase & Co.	21,174	2,143

Regions Financial Corp.	92,640	1,311

SunTrust Banks, Inc.	638	38

Wells Fargo & Co.	33,524	1,620
		12,108

Biotechnology & Pharmaceuticals – 7.4%

AbbVie, Inc.	2,680	216

Amgen, Inc.	14,598	2,773

Biogen, Inc. *	4,741	1,121

Bristol-Myers Squibb Co.	28,618	1,365

Celgene Corp. *	7,262	685

Eli Lilly & Co.	8,461	1,098

Gilead Sciences, Inc.	10,937	711

Johnson & Johnson	38,825	5,427

Merck & Co., Inc.	16,552	1,377

Pfizer, Inc.	82,470	3,503
		18,276

Chemicals – 2.0%

3M Co.	8,944	1,858

Celanese Corp.	4,827	476

Huntsman Corp.	20,791	468

LyondellBasell Industries N.V., Class A	20,004	1,682

PPG Industries, Inc.	2,841	321
		4,805

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6% – continued

Commercial Services – 1.3%

H&R Block, Inc.	62,650	$1,500

Robert Half International, Inc.	24,678	1,608

		3,108

Consumer Products – 4.8%

Altria Group, Inc.	4,873	280

Archer-Daniels-Midland Co.	347	15

Clorox (The) Co.	7,339	1,178

Coca-Cola (The) Co.	5,728	268

General Mills, Inc.	7,803	404

Herbalife Nutrition Ltd. *	27,264	1,445

Hershey (The) Co.	4,264	490

Kimberly-Clark Corp.	16,597	2,056

PepsiCo, Inc.	20,449	2,506

Philip Morris International, Inc.	22,407	1,980

Procter & Gamble (The) Co.	10,514	1,094

		11,716

Electrical Equipment – 0.4%

Emerson Electric Co.	226	15

Ingersoll-Rand PLC	9,346	1,009

		1,024

Forest & Paper Products – 0.5%

Domtar Corp.	25,728	1,277

Gaming, Lodging & Restaurants – 1.2%

Starbucks Corp.	19,227	1,429

Wyndham Destinations, Inc.	37,308	1,511

		2,940

Hardware – 6.4%

Apple, Inc.	51,234	9,732

Cisco Systems, Inc.	74,837	4,041

HP, Inc.	80,362	1,561

Zebra Technologies Corp., Class A *	1,664	349

		15,683

Health Care Facilities & Services – 3.1%

AmerisourceBergen Corp.	9,836	782

Anthem, Inc.	1,750	502

Cardinal Health, Inc.	7,250	349

HCA Healthcare, Inc.	1,694	221

Humana, Inc.	1,372	365

McKesson Corp.	13,129	1,537

UnitedHealth Group, Inc.	16,000	3,956

		7,712

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6% – continued

Home & Office Products – 1.0%

Masco Corp.	16,215	$637

NVR, Inc. *	112	310

PulteGroup, Inc.	6,966	195

Snap-on, Inc.	9,156	1,433
		2,575

Industrial Services – 0.9%

HD Supply Holdings, Inc. *	14,109	612

W.W. Grainger, Inc.	5,114	1,539
		2,151

Institutional Financial Services – 1.7%

Bank of New York Mellon (The) Corp.	19,008	958

Goldman Sachs Group (The), Inc.	7,197	1,382

Morgan Stanley	42,194	1,781
		4,121

Insurance – 4.3%

Aflac, Inc.	38,967	1,949

American International Group, Inc.	17,717	763

Assured Guaranty Ltd.	34,802	1,546

AXA Equitable Holdings, Inc.	67,623	1,362

Berkshire Hathaway, Inc., Class B *	12,695	2,550

MetLife, Inc.	42,443	1,807

Prudential Financial, Inc.	5,587	513

Voya Financial, Inc.	103	5
		10,495

Iron & Steel – 0.7%

Nucor Corp.	17,183	1,002

Steel Dynamics, Inc.	18,760	662
		1,664

Machinery – 0.6%

Oshkosh Corp.	18,573	1,395

Media – 8.3%

Alphabet, Inc., Class A *	6,062	7,134

AMC Networks, Inc., Class A *	25,365	1,440

Booking Holdings, Inc. *	142	248

Comcast Corp., Class A	32,225	1,288

Facebook, Inc., Class A *	16,774	2,796

Netflix, Inc. *	2,770	988

Omnicom Group, Inc.	22,965	1,676

TWDC Enterprises 18 Corp.	29,081	3,229

VeriSign, Inc. *	780	142

Viacom, Inc., Class B	47,995	1,347

		20,288

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6% – continued

Medical Equipment & Devices – 3.9%

Abbott Laboratories	13,722	$1,097

Baxter International, Inc.	25,080	2,039

IDEXX Laboratories, Inc. *	6,096	1,363

Medtronic PLC	15,968	1,454

Varian Medical Systems, Inc. *	12,382	1,755

Waters Corp. *	7,082	1,783
		9,491

Oil, Gas & Coal – 5.6%

Baker Hughes a GE Co.	1,635	45

Chevron Corp.	32,123	3,957

ConocoPhillips	32,811	2,190

Exxon Mobil Corp.	61,926	5,003

HollyFrontier Corp.	1,539	76

Phillips 66	13,871	1,320

Valero Energy Corp.	12,704	1,078
		13,669

Passenger Transportation – 0.8%

Southwest Airlines Co.	34,033	1,767

United Continental Holdings, Inc. *	1,452	116
		1,883

Real Estate – 0.5%

CBRE Group, Inc., Class A *	22,554	1,115

Real Estate Investment Trusts – 2.6%

Equity Commonwealth	429	14

HCP, Inc.	53,303	1,668

Host Hotels & Resorts, Inc.	81,550	1,541

Kimco Realty Corp.	5,228	97

Lamar Advertising Co., Class A	8,522	675

Park Hotels & Resorts, Inc.	47,411	1,474

Simon Property Group, Inc.	4,603	839
		6,308

Recreational Facilities & Services – 0.1%

Live Nation Entertainment, Inc. *	4,121	262

Retail – Consumer Staples – 2.7%

Kroger (The) Co.	10,896	268

Target Corp.	18,396	1,476

Walgreens Boots Alliance, Inc.	31,599	1,999

Walmart, Inc.	30,376	2,963
		6,706

Retail – Discretionary – 6.7%

Amazon.com, Inc. *	3,849	6,854

AutoZone, Inc. *	691	708

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6% – continued

Retail – Discretionary – 6.7% – continued

Best Buy Co., Inc.	23,210	$1,649

Dick’s Sporting Goods, Inc.	43,441	1,599

eBay, Inc.	11,487	426

Foot Locker, Inc.	26,991	1,636

Home Depot (The), Inc.	4,032	774

Kohl’s Corp.	22,919	1,576

Lowe’s Cos., Inc.	11,224	1,229

Williams-Sonoma, Inc.	904	51
		16,502

Semiconductors – 4.5%

Broadcom, Inc.	4,329	1,302

Intel Corp.	75,353	4,046

KLA-Tencor Corp.	14,720	1,758

Lam Research Corp.	9,196	1,646

Texas Instruments, Inc.	21,072	2,235
		10,987

Software – 6.3%

Citrix Systems, Inc.	16,037	1,598

Microsoft Corp.	92,602	10,922

Oracle Corp.	55,277	2,969
		15,489

Specialty Finance – 2.5%

Ally Financial, Inc.	6,037	166

Capital One Financial Corp.	15,533	1,269

Mastercard, Inc., Class A	2,561	603

Navient Corp.	99,704	1,153

Total System Services, Inc.	18,049	1,715

Visa, Inc., Class A	7,978	1,246
		6,152

Technology Services – 2.8%

Accenture PLC, Class A	15,997	2,816

Booz Allen Hamilton Holding Corp.	15,048	875

Cognizant Technology Solutions Corp., Class A	7,062	512

International Business Machines Corp.	19,633	2,770
		6,973

Telecom – 2.1%

AT&T, Inc.	29,704	931

Verizon Communications, Inc.	69,908	4,134
		5,065

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.6% – continued

Transportation & Logistics – 1.2%

C.H. Robinson Worldwide, Inc.	18,014	$1,567

Landstar System, Inc.	13,637	1,492
		3,059

Transportation Equipment – 0.7%

Allison Transmission Holdings, Inc.	248	11

Cummins, Inc.	11,262	1,778
		1,789

Utilities – 3.6%

AES Corp.	80,834	1,461

Ameren Corp.	24,247	1,783

CenterPoint Energy, Inc.	616	19

Edison International	1,300	80

Entergy Corp.	219	21

Exelon Corp.	33,923	1,701

FirstEnergy Corp.	43,900	1,827

NRG Energy, Inc.	15,126	643

Public Service Enterprise Group, Inc.	20,738	1,232
		8,767
Total Common Stocks
(Cost $197,266)		244,064

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (1)(2)	796,791	797
Total Investment Companies
(Cost $797)		797

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.45%, 7/18/19 (3)(4)	$275	$273
Total Short-Term Investments
(Cost $273)		273

Total Investments – 100.0%
(Cost $198,336)		245,134

Other Assets less Liabilities – 0.0%		86
NET ASSETS – 100.0%		$245,220

(1)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2019 is disclosed.
(3)	Discount rate at the time of purchase.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued MARCH 31, 2019

(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-mini S&P 500	7	$993	Long	6/19	$20

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.3%
Consumer Discretionary	10.1
Consumer Staples	6.9
Energy	5.6
Financials	12.6
Health Care	14.5
Industrials	9.3
Information Technology	21.7
Materials	2.4
Real Estate	3.0
Utilities	3.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$244,064	$ –	$–	$244,064
Investment Companies	797	–	–	797
Short-Term Investments	–	273	–	273
Total Investments	$244,861	$273	$–	$245,134

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$20	$ –	$–	$20

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1%

Aerospace & Defense – 0.8%

Textron, Inc.	13,141	$666

Apparel & Textile Products – 0.1%

Capri Holdings Ltd. *	2,686	123

Automotive – 0.7%

Gentex Corp.	29,364	607

Banking – 10.7%

Bank of America Corp.	56,281	1,553

Citigroup, Inc.	27,972	1,740

Fifth Third Bancorp	27,918	704

First Citizens BancShares, Inc., Class A	1,621	660

JPMorgan Chase & Co.	15,045	1,523

Popular, Inc.	9,146	477

Regions Financial Corp.	654	9

US Bancorp	26,978	1,300

Wells Fargo & Co.	24,896	1,203
		9,169

Biotechnology & Pharmaceuticals – 7.4%

Allergan PLC	1,711	251

Amgen, Inc.	3,568	678

Biogen, Inc. *	1,977	467

Bristol-Myers Squibb Co.	3,201	153

Johnson & Johnson	9,659	1,350

Merck & Co., Inc.	8,085	672

Mylan N.V. *	338	10

Pfizer, Inc.	64,619	2,744
		6,325

Chemicals – 2.7%

DowDuPont, Inc.	6,765	361

Eastman Chemical Co.	3,718	282

Huntsman Corp.	19,842	446

LyondellBasell Industries N.V., Class A	8,245	693

Univar, Inc. *	23,481	521
		2,303

Commercial Services – 0.7%

ManpowerGroup, Inc.	7,637	632

Construction Materials – 0.3%

Carlisle Cos., Inc.	1,863	228

Consumer Products – 4.3%

Archer-Daniels-Midland Co.	9,292	401

Ingredion, Inc.	2,998	284

Nu Skin Enterprises, Inc., Class A	8,425	403

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Consumer Products – 4.3% – continued

Philip Morris International, Inc.	2,932	$259

Procter & Gamble (The) Co.	22,128	2,302
		3,649

Consumer Services – 0.2%

Graham Holdings Co., Class B	278	190

Containers & Packaging – 0.8%

International Paper Co.	486	23

Sonoco Products Co.	10,943	673
		696

Electrical Equipment – 1.7%

Acuity Brands, Inc.	1,662	199

Amphenol Corp., Class A	6,631	626

Eaton Corp. PLC	5,646	455

General Electric Co.	14,163	142
		1,422

Forest & Paper Products – 0.8%

Domtar Corp.	13,078	649

Gaming, Lodging & Restaurants – 0.0%

Yum China Holdings, Inc.	214	10

Hardware – 2.8%

Apple, Inc.	2,006	381

Cisco Systems, Inc.	37,175	2,007

Juniper Networks, Inc.	391	10
		2,398

Health Care Facilities & Services – 2.2%

Anthem, Inc.	1,761	505

Cardinal Health, Inc.	13,211	636

Laboratory Corp. of America Holdings *	56	9

McKesson Corp.	5,960	698
		1,848

Home & Office Products – 1.8%

NVR, Inc. *	222	614

PulteGroup, Inc.	23,286	651

Toll Brothers, Inc.	8,751	317
		1,582

Industrial Services – 0.7%

MSC Industrial Direct Co., Inc., Class A	7,510	621

Institutional Financial Services – 3.9%

Bank of New York Mellon (The) Corp.	18,322	924

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Institutional Financial Services – 3.9% – continued

Goldman Sachs Group (The), Inc.	7,365	$1,414

Morgan Stanley	23,134	976
		3,314

Insurance – 4.3%

Allstate (The) Corp.	5,336	503

Assured Guaranty Ltd.	14,592	648

Berkshire Hathaway, Inc., Class B *	4,660	936

Loews Corp.	14,963	717

Reinsurance Group of America, Inc.	1,368	194

White Mountains Insurance Group Ltd.	699	647
		3,645

Iron & Steel – 1.0%

Reliance Steel & Aluminum Co.	4,401	397

Steel Dynamics, Inc.	12,535	442
		839

Machinery – 2.1%

AGCO Corp.	4,636	322

Oshkosh Corp.	7,315	550

Parker-Hannifin Corp.	4,470	767

Terex Corp.	5,526	178
		1,817

Media – 3.2%

Comcast Corp., Class A	18,402	736

DISH Network Corp., Class A *	5,741	182

John Wiley & Sons, Inc., Class A	14,424	638

News Corp., Class A	20,061	249

Tribune Media Co., Class A	4,739	219

Viacom, Inc., Class B	24,473	687
		2,711

Medical Equipment & Devices – 6.5%

Abbott Laboratories	15,251	1,219

Baxter International, Inc.	9,316	757

Becton Dickinson and Co.	2,109	527

Danaher Corp.	856	113

Medtronic PLC	17,891	1,630

STERIS PLC *	5,623	720

Thermo Fisher Scientific, Inc.	2,066	565
		5,531

Metals & Mining – 0.2%

Freeport-McMoRan, Inc.	14,492	187

Oil, Gas & Coal – 8.5%

Baker Hughes a GE Co.	287	8

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Oil, Gas & Coal – 8.5% – continued

Chevron Corp.	22,367	$2,755

Devon Energy Corp.	22,837	721

Exxon Mobil Corp.	19,551	1,580

Helmerich & Payne, Inc.	601	33

HollyFrontier Corp.	11,386	561

PBF Energy, Inc., Class A	7,598	237

Schlumberger Ltd.	6,976	304

Valero Energy Corp.	12,643	1,072
		7,271

Real Estate – 0.2%

Jones Lang LaSalle, Inc.	1,314	203

Real Estate Investment Trusts – 5.8%

American Campus Communities, Inc.	4,519	215

EPR Properties	3,176	244

Host Hotels & Resorts, Inc.	37,540	709

Kilroy Realty Corp.	8,828	671

Life Storage, Inc.	6,753	657

Park Hotels & Resorts, Inc.	21,131	657

Prologis, Inc.	2,873	207

Regency Centers Corp.	4,090	276

Weingarten Realty Investors	21,892	643

WP Carey, Inc.	8,967	702
		4,981

Retail – Consumer Staples – 2.8%

Kroger (The) Co.	13,226	325

Walgreens Boots Alliance, Inc.	9,208	583

Walmart, Inc.	15,417	1,504
		2,412

Retail – Discretionary – 2.7%

Dick’s Sporting Goods, Inc.	6,624	244

Foot Locker, Inc.	3,209	194

Genuine Parts Co.	1,204	135

Kohl’s Corp.	9,064	623

Macy’s, Inc.	9,593	230

Tapestry, Inc.	7,964	259

Urban Outfitters, Inc. *	6,641	197

Williams-Sonoma, Inc.	7,902	445
		2,327

Semiconductors – 2.1%

Applied Materials, Inc.	735	29

Broadcom, Inc.	766	230

Intel Corp.	21,183	1,138

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.1% – continued

Semiconductors – 2.1% – continued

Lam Research Corp.	705	$126

NXP Semiconductors N.V.	3,359	297
		1,820

Software – 1.7%

Oracle Corp.	27,098	1,455

Specialty Finance – 4.4%

Ally Financial, Inc.	20,450	562

Capital One Financial Corp.	9,230	754

Fidelity National Information Services, Inc.	9,605	1,086

Jack Henry & Associates, Inc.	4,569	634

Synchrony Financial	22,747	726
		3,762

Technology Services – 1.2%

DXC Technology Co.	435	28

International Business Machines Corp.	6,863	968
		996

Telecom – 2.6%

AT&T, Inc.	33,515	1,051

T-Mobile U.S., Inc. *	3,534	244

Verizon Communications, Inc.	16,311	965
		2,260

Transportation Equipment – 0.9%

Cummins, Inc.	4,622	730

Utilities – 5.3%

Avangrid, Inc.	8,640	435

DTE Energy Co.	4,482	559

Duke Energy Corp.	3,122	281

Edison International	5,256	325

Exelon Corp.	14,455	725

OGE Energy Corp.	10,851	468

Pinnacle West Capital Corp.	5,032	481

PPL Corp.	2,070	66

Public Service Enterprise Group, Inc.	8,119	482

Southern (The) Co.	14,584	755
		4,577
Total Common Stocks
(Cost $84,917)		83,956

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (1)(2)	2,346,955	$2,347
Total Investment Companies
(Cost $2,347)		2,347

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 2.45%, 7/18/19 (3)(4)	$150	$149
Total Short-Term Investments
(Cost $149)		149

Total Investments – 101.0%
(Cost $87,413)		86,452

Liabilities less Other Assets – (1.0%)		(871)
NET ASSETS – 100.0%		$85,581

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2019 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P 500	11	$1,561	Long	6/19	$40

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued MARCH 31, 2019

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	5.9%
Consumer Discretionary	5.8
Consumer Staples	7.2
Energy	8.7
Financials	21.6
Health Care	16.3
Industrials	7.2
Information Technology	10.7
Materials	4.9
Real Estate	6.2
Utilities	5.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$83,956	$–	$–	$83,956
Investment Companies	2,347	–	–	2,347
Short-Term Investments	–	149	–	149
Total Investments	$86,303	$149	$–	$86,452

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$40	$–	$–	$40

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1%

Aerospace & Defense – 1.3%

AAR Corp.	8,793	$286

Aerojet Rocketdyne Holdings, Inc. *	13,160	468

Aerovironment, Inc. *	4,580	313

American Outdoor Brands Corp. *	1,281	12

Astronics Corp. *	7,062	231

Astronics Corp., Class B *	3,668	119

Axon Enterprise, Inc. *	13,876	755

Barnes Group, Inc.	11,489	591

Ducommun, Inc. *	2,990	130

Moog, Inc., Class A	7,952	691

MSA Safety, Inc.	6,586	681

Sturm Ruger & Co., Inc.	4,497	239

Wesco Aircraft Holdings, Inc. *	804	7

Woodward, Inc.	16,041	1,522
		6,045

Apparel & Textile Products – 0.8%

Crocs, Inc. *	19,296	497

Culp, Inc.	198	4

Deckers Outdoor Corp. *	5,564	818

Delta Apparel, Inc. *	8,230	183

Fossil Group, Inc. *	256	3

Movado Group, Inc.	3,429	125

Oxford Industries, Inc.	2,957	222

Steven Madden Ltd.	21,145	716

Superior Group of Cos., Inc.	7,446	124

Unifi, Inc. *	6,669	129

Weyco Group, Inc.	3,368	104

Wolverine World Wide, Inc.	25,889	925
		3,850

Asset Management – 0.8%

Altisource Asset Management Corp. *	3,139	98

Artisan Partners Asset Management, Inc., Class A	4,711	119

Ashford, Inc. *	180	10

Associated Capital Group, Inc., Class A	439	17

B. Riley Financial, Inc.	1,715	29

Blucora, Inc. *	9,721	324

Boston Private Financial Holdings, Inc.	15,913	174

BrightSphere Investment Group PLC	8,600	117

Cohen & Steers, Inc.	5,797	245

Diamond Hill Investment Group, Inc.	1,019	143

Federated Investors, Inc., Class B	9,400	276

GAMCO Investors, Inc., Class A	426	9

Kennedy-Wilson Holdings, Inc.	21,180	453

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Asset Management – 0.8% – continued

Pzena Investment Management, Inc., Class A	4,495	$36

Safeguard Scientifics, Inc. *	826	9

Siebert Financial Corp. *	919	11

Stifel Financial Corp.	15,370	811

StoneCastle Financial Corp.	3,650	79

Virtus Investment Partners, Inc.	2,351	229

Waddell & Reed Financial, Inc., Class A	19,276	333

Westwood Holdings Group, Inc.	496	17

WisdomTree Investments, Inc.	12,799	90
		3,629

Automotive – 0.6%

Altra Industrial Motion Corp.	6,644	206

American Axle & Manufacturing Holdings, Inc. *	18,406	264

Cooper Tire & Rubber Co.	10,011	299

Cooper-Standard Holdings, Inc. *	2,201	103

Dana, Inc.	36,433	646

Gentherm, Inc. *	6,592	243

Methode Electronics, Inc.	7,487	216

Miller Industries, Inc.	8,537	263

Modine Manufacturing Co. *	2,602	36

Standard Motor Products, Inc.	7,036	346

Tenneco, Inc., Class A	1,943	43
		2,665

Banking – 10.4%

1st Source Corp.	5,578	251

Allegiance Bancshares, Inc. *	736	25

American National Bankshares, Inc.	2,700	94

Ameris Bancorp	5,718	196

Ames National Corp.	2,595	71

Arrow Financial Corp.	7,981	263

Axos Financial, Inc. *	14,394	417

Banc of California, Inc.	7,248	100

BancFirst Corp.	7,241	378

Banco Latinoamericano de Comercio Exterior S.A.	8,049	160

Bancorp (The), Inc. *	800	6

BancorpSouth Bank	22,096	624

Bank of Hawaii Corp.	9,995	788

Bank of Marin Bancorp	7,918	322

Bank of NT Butterfield & Son (The) Ltd.	5,100	183

Bank of South Carolina Corp.	1,064	19

BankFinancial Corp.	1,716	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banking – 10.4% – continued

Bankwell Financial Group, Inc.	1,074	$31

Banner Corp.	6,129	332

Bar Harbor Bankshares	4,329	112

BCB Bancorp, Inc.	508	7

Berkshire Bancorp, Inc. *	121	2

Berkshire Hills Bancorp, Inc.	9,294	253

Blue Hills Bancorp, Inc.	7,245	173

Bridge Bancorp, Inc.	3,855	113

Brookline Bancorp, Inc.	21,582	311

Bryn Mawr Bank Corp.	5,049	182

Burke & Herbert Bank & Trust Co.	20	58

C&F Financial Corp.	474	24

Cadence BanCorp	16,337	303

California First National Bancorp	1,583	25

Cambridge Bancorp	793	66

Camden National Corp.	4,039	169

Capital City Bank Group, Inc.	4,098	89

Capitol Federal Financial, Inc.	32,167	429

Capstar Financial Holdings, Inc.	7,886	114

Carolina Financial Corp.	2,523	87

Cathay General Bancorp	18,303	621

CenterState Bank Corp.	16,722	398

Central Pacific Financial Corp.	4,691	135

Century Bancorp, Inc., Class A	4,828	352

Chemical Financial Corp.	10,017	412

Citizens & Northern Corp.	774	19

Citizens First Corp.	100	2

City Holding Co.	5,814	443

Columbia Banking System, Inc.	13,684	447

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	14,163	847

Community Trust Bancorp, Inc.	5,875	241

ConnectOne Bancorp, Inc.	5,162	102

Customers Bancorp, Inc. *	679	12

CVB Financial Corp.	24,199	509

Dime Community Bancshares, Inc.	7,417	139

DNB Financial Corp.	4,442	168

Eagle Bancorp, Inc. *	6,950	349

Eagle Financial Services, Inc.	100	3

Entegra Financial Corp. *	1,388	31

Enterprise Bancorp, Inc.	2,073	60

Enterprise Financial Services Corp.	1,321	54

ESSA Bancorp, Inc.	9,866	152

Fidelity Southern Corp.	1,625	45

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banking – 10.4% – continued

Fifth Third Bancorp	24,484	$617

Financial Institutions, Inc.	7,837	213

First Bancorp	7,993	278

First BanCorp	20,200	231

First BanCorp, Inc.	3,056	76

First Bancshares (The), Inc.	1,689	52

First Busey Corp.	10,665	260

First Citizens BancShares, Inc., Class A	2,039	830

First Commonwealth Financial Corp.	20,318	256

First Community Bankshares, Inc.	4,707	156

First Defiance Financial Corp.	13,902	400

First Financial Bancorp	15,907	383

First Financial Bankshares, Inc.	18,997	1,098

First Financial Corp.	5,356	225

First Financial Northwest, Inc.	699	11

First Foundation, Inc.	5,508	75

First Internet Bancorp	5,632	109

First Interstate BancSystem, Inc., Class A	6,927	276

First Merchants Corp.	8,860	326

First Mid-Illinois Bancshares, Inc.	37	1

First Midwest Bancorp, Inc.	17,751	363

First Northwest Bancorp	521	8

First of Long Island (The) Corp.	11,882	261

Flushing Financial Corp.	4,546	100

FNB Corp.	79,060	838

FS Bancorp, Inc.	116	6

Fulton Financial Corp.	40,398	625

German American Bancorp, Inc.	510	15

Glacier Bancorp, Inc.	17,223	690

Great Southern Bancorp, Inc.	5,311	276

Great Western Bancorp, Inc.	7,214	228

Guaranty Federal Bancshares, Inc.	3,967	89

Hancock Whitney Corp.	17,784	718

Hanmi Financial Corp.	9,539	203

Hawthorn Bancshares, Inc.	1,172	27

Heartland Financial USA, Inc.	6,055	258

Heritage Financial Corp.	4,507	136

Hilltop Holdings, Inc.	17,211	314

Hingham Institution for Savings	65	11

Home Bancorp, Inc.	200	7

Home BancShares, Inc.	35,663	627

Home Federal Bancorp, Inc.	2,692	80

HomeStreet, Inc. *	4,395	116

HomeTrust Bancshares, Inc.	1,263	32

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banking – 10.4% – continued

Hope Bancorp, Inc.	23,113	$302

IBERIABANK Corp.	10,801	775

Independent Bank Corp.	7,838	635

Independent Bank Corp. (Berlin Exchange)	4,579	98

Independent Bank Group, Inc.	4,343	223

International Bancshares Corp.	9,310	354

Investors Bancorp, Inc.	92,677	1,098

Kearny Financial Corp.	29,650	382

Kentucky First Federal Bancorp	724	5

Lake Shore Bancorp, Inc.	300	5

Lakeland Bancorp, Inc.	7,805	117

Lakeland Financial Corp.	5,004	226

Landmark Bancorp, Inc.	5,754	131

LegacyTexas Financial Group, Inc.	17,425	652

Malvern Bancorp, Inc. (1)*	9	–

Mercantile Bank Corp.	5,421	177

Meridian Bancorp, Inc.	15,190	238

Metropolitan Bank Holding Corp. *	200	7

Midland States Bancorp, Inc.	63	2

MidSouth Bancorp, Inc.	64	1

MidWestOne Financial Group, Inc.	564	15

MSB Financial Corp.	2,473	44

MutualFirst Financial, Inc.	775	23

NASB Financial, Inc.	4,183	167

National Bank Holdings Corp., Class A	8,119	270

National Bankshares, Inc.	1,787	77

National Commerce Corp. *	4,526	177

NBT Bancorp, Inc.	9,507	342

Nicolet Bankshares, Inc. *	200	12

Northeast Community Bancorp, Inc.	897	10

Northfield Bancorp, Inc.	15,211	211

Northrim BanCorp, Inc.	3,070	106

Northwest Bancshares, Inc.	16,597	282

NorthWest Indiana Bancorp	700	29

Norwood Financial Corp.	2,948	91

OceanFirst Financial Corp.	5,966	144

OFG Bancorp	7,169	142

Ohio Valley Banc Corp.	757	27

Old Line Bancshares, Inc.	2,958	74

Old National Bancorp	37,835	620

Old Second Bancorp, Inc.	10,802	136

Opus Bank	112	2

Oritani Financial Corp.	15,685	261

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banking – 10.4% – continued

Pacific Premier Bancorp, Inc.	4,665	$124

Park National Corp.	2,162	205

Peapack Gladstone Financial Corp.	4,379	115

Penns Woods Bancorp, Inc.	100	4

Peoples Bancorp, Inc.	842	26

Peoples Financial Corp.	236	3

Peoples Financial Services Corp.	420	19

People’s Utah Bancorp	1,684	44

Preferred Bank	2,604	117

Premier Financial Bancorp, Inc.	2,545	40

Prosperity Bancshares, Inc.	15,967	1,103

Provident Bancorp, Inc. (1)*	9	–

Provident Financial Services, Inc.	14,916	386

Prudential Bancorp, Inc.	1,050	18

QCR Holdings, Inc.	7,271	247

Renasant Corp.	9,159	310

Republic Bancorp, Inc., Class A	1,746	78

Republic First Bancorp, Inc. *	24,483	129

S&T Bancorp, Inc.	9,045	358

Sandy Spring Bancorp, Inc.	7,839	245

Seacoast Banking Corp. of Florida *	5,703	150

ServisFirst Bancshares, Inc.	10,313	348

Severn Bancorp, Inc.	1,292	12

Shore Bancshares, Inc.	691	10

SI Financial Group, Inc.	797	10

Sierra Bancorp	823	20

Simmons First National Corp., Class A	14,427	353

South State Corp.	6,307	431

Southern BancShares NC, Inc.	5	18

Southern National Bancorp of Virginia, Inc.	669	10

Southside Bancshares, Inc.	7,527	250

Standard AVB Financial Corp.	947	26

Stock Yards Bancorp, Inc.	8,565	290

Synovus Financial Corp.	6,996	240

TCF Financial Corp.	37,242	771

Texas Capital Bancshares, Inc. *	5,957	325

Tompkins Financial Corp.	4,253	324

Towne Bank	10,663	264

TriCo Bancshares	3,017	119

TrustCo Bank Corp. NY	9,267	72

Trustmark Corp.	15,351	516

UMB Financial Corp.	10,864	696

Umpqua Holdings Corp.	50,439	832

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Banking – 10.4% – continued

Union Bankshares Corp.	16,746	$541

United Bancorp, Inc.	498	5

United Bankshares, Inc.	22,495	815

United Community Banks, Inc.	12,206	304

United Financial Bancorp, Inc.	6,279	90

Univest Financial Corp.	2,975	73

Valley National Bancorp	61,806	592

Virginia National Bankshares Corp.	100	4

Washington Federal, Inc.	21,674	626

Washington Trust Bancorp, Inc.	3,406	164

Waterstone Financial, Inc.	3,824	63

Wellesley Bank	282	9

WesBanco, Inc.	12,600	501

West Bancorporation, Inc.	2,908	60

Westamerica Bancorporation	5,847	361

Western New England Bancorp, Inc.	4,095	38

Wintrust Financial Corp.	6,232	420

WSFS Financial Corp.	16,660	643

		47,905

Biotechnology & Pharmaceuticals – 5.3%

Abeona Therapeutics, Inc. *	736	5

ACADIA Pharmaceuticals, Inc. *	20,524	551

Acer Therapeutics, Inc. *	3,065	74

Aclaris Therapeutics, Inc. *	289	2

Acorda Therapeutics, Inc. *	877	12

Adamas Pharmaceuticals, Inc. *	366	3

Adamis Pharmaceuticals Corp. *	1,853	4

Adverum Biotechnologies, Inc. *	262	1

Aerie Pharmaceuticals, Inc. *	9,691	460

Akebia Therapeutics, Inc. *	10,359	85

Akorn, Inc. *	1,228	4

Albireo Pharma, Inc. *	2,826	91

Aldeyra Therapeutics, Inc. *	8,487	77

AMAG Pharmaceuticals, Inc. *	947	12

Amicus Therapeutics, Inc. *	39,559	538

Amneal Pharmaceuticals, Inc. *	15,887	225

Amphastar Pharmaceuticals, Inc. *	13,128	268

ANI Pharmaceuticals, Inc. *	3,019	213

Anika Therapeutics, Inc. *	5,763	174

Anixa Biosciences, Inc. *	3,567	16

Apellis Pharmaceuticals, Inc. *	990	19

Arena Pharmaceuticals, Inc. *	481	22

Array BioPharma, Inc. *	16,770	409

Assembly Biosciences, Inc. *	7,191	142

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Biotechnology & Pharmaceuticals – 5.3% – continued

Assertio Therapeutics, Inc. *	545	$3

Atara Biotherapeutics, Inc. *	5,568	221

BioCryst Pharmaceuticals, Inc. *	5,983	49

BioDelivery Sciences International, Inc. *	2,711	14

BioSpecifics Technologies Corp. *	4,429	276

Blueprint Medicines Corp. *	4,100	328

Cambrex Corp. *	18,125	704

Cara Therapeutics, Inc. *	10,716	210

Catalyst Biosciences, Inc. *	12,886	104

Champions Oncology, Inc. *	1,729	17

ChemoCentryx, Inc. *	6,851	95

Chiasma, Inc. *	281	1

China Biologic Products Holdings, Inc. *	7,038	642

Cidara Therapeutics, Inc. *	471	1

Clovis Oncology, Inc. *	13,563	337

Coherus Biosciences, Inc. *	5,893	80

Collegium Pharmaceutical, Inc. *	8,606	130

Concert Pharmaceuticals, Inc. *	15,006	181

Corcept Therapeutics, Inc. *	8,321	98

Cumberland Pharmaceuticals, Inc. *	232	1

Cymabay Therapeutics, Inc. *	9,180	122

Cytokinetics, Inc. *	19,276	156

Deciphera Pharmaceuticals, Inc. *	148	3

Dermira, Inc. *	6,735	91

Dicerna Pharmaceuticals, Inc. *	6,594	97

Dova Pharmaceuticals, Inc. *	420	4

Dynavax Technologies Corp. *	368	3

Eagle Pharmaceuticals, Inc. *	3,930	198

Eiger BioPharmaceuticals, Inc. *	10,919	153

Eloxx Pharmaceuticals, Inc. *	3,620	42

Emergent BioSolutions, Inc. *	10,218	516

Enanta Pharmaceuticals, Inc. *	7,398	707

Endo International PLC *	46,819	376

Epizyme, Inc. *	591	7

Evolus, Inc. *	5,179	117

Fate Therapeutics, Inc. *	11,118	195

FibroGen, Inc. *	8,000	435

Five Prime Therapeutics, Inc. *	4,927	66

Flexion Therapeutics, Inc. *	10,087	126

Galmed Pharmaceuticals Ltd. *	209	2

Geron Corp. *	1,382	2

GlycoMimetics, Inc. *	5,278	66

Halozyme Therapeutics, Inc. *	26,011	419

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Biotechnology & Pharmaceuticals – 5.3% – continued

Heron Therapeutics, Inc. *	1,302	$32

Heska Corp. *	5,107	435

Homology Medicines, Inc. *	1,263	35

Horizon Pharma PLC *	38,251	1,011

ImmuCell Corp. *	2,554	16

ImmunoGen, Inc. *	1,007	3

Immunomedics, Inc. *	17,706	340

InflaRx N.V. *	2,519	95

Innoviva, Inc. *	20,424	287

Intersect ENT, Inc. *	12,265	394

Iovance Biotherapeutics, Inc. *	3,119	30

KalVista Pharmaceuticals, Inc. *	1,978	57

Karyopharm Therapeutics, Inc. *	148	1

Kindred Biosciences, Inc. *	166	2

Krystal Biotech, Inc. *	700	23

Kura Oncology, Inc. *	8,466	140

La Jolla Pharmaceutical Co. *	270	2

Lannett Co., Inc. *	17,169	135

Lexicon Pharmaceuticals, Inc. *	382	2

Ligand Pharmaceuticals, Inc. *	9,790	1,231

MacroGenics, Inc. *	14,443	260

Mallinckrodt PLC *	17,239	375

MediciNova, Inc. *	3,204	27

Merrimack Pharmaceuticals, Inc. *	20,738	144

Mirati Therapeutics, Inc. *	262	19

Momenta Pharmaceuticals, Inc. *	11,657	169

Natural Alternatives International, Inc. *	729	8

Nature’s Sunshine Products, Inc. *	6,565	61

Ocular Therapeutix, Inc. *	395	2

Odonate Therapeutics, Inc. *	1,761	39

Omeros Corp. *	16,208	282

Opiant Pharmaceuticals, Inc. *	7,956	104

Optinose, Inc. *	249	3

Oramed Pharmaceuticals, Inc. *	471	2

Osiris Therapeutics, Inc. *	7,567	144

Pacira Pharmaceuticals, Inc. *	8,302	316

Paratek Pharmaceuticals, Inc. *	385	2

PDL BioPharma, Inc. *	1,642	6

Phibro Animal Health Corp., Class A	9,899	327

PolarityTE, Inc. *	334	4

Portola Pharmaceuticals, Inc. *	6,200	215

Prestige Consumer Healthcare, Inc. *	6,689	200

Progenics Pharmaceuticals, Inc. *	2,200	10

ProPhase Labs, Inc.	15,179	46

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Biotechnology & Pharmaceuticals – 5.3% – continued

ProQR Therapeutics N.V. *	154	$2

Prothena Corp. PLC *	6,732	82

PTC Therapeutics, Inc. *	10,978	413

Recro Pharma, Inc. *	14,227	83

REGENXBIO, Inc. *	6,018	345

Retrophin, Inc. *	7,487	169

Revance Therapeutics, Inc. *	11,777	186

Rhythm Pharmaceuticals, Inc. *	3,265	89

Rocket Pharmaceuticals, Inc. *	4,538	80

Sangamo Therapeutics, Inc. *	21,311	203

Savara, Inc. *	284	2

Sinovac Biotech Ltd. *	1,587	10

Solid Biosciences, Inc. *	61	1

Spark Therapeutics, Inc. *	5,744	654

Spring Bank Pharmaceuticals, Inc. *	885	9

Stemline Therapeutics, Inc. *	8,851	114

Supernus Pharmaceuticals, Inc. *	8,576	300

TG Therapeutics, Inc. *	1,009	8

TherapeuticsMD, Inc. *	8,181	40

Theravance Biopharma, Inc. *	5,948	135

Ultragenyx Pharmaceutical, Inc. *	5,300	368

uniQure N.V. *	3,365	201

UroGen Pharma Ltd. *	947	35

USANA Health Sciences, Inc. *	6,649	558

Vanda Pharmaceuticals, Inc. *	17,221	317

Verastem, Inc. *	669	2

Viking Therapeutics, Inc. *	17,253	171

Voyager Therapeutics, Inc. *	9,006	172

WaVe Life Sciences Ltd. *	5,523	215

Xencor, Inc. *	9,078	282

Xenon Pharmaceuticals, Inc. *	5,418	55

Zogenix, Inc. *	18,771	1,033

Zynerba Pharmaceuticals, Inc. *	15,031	81
		24,253

Chemicals – 2.2%

American Vanguard Corp.	4,103	71

Balchem Corp.	7,993	742

Calyxt, Inc. *	2,525	44

Codexis, Inc. *	7,344	151

Element Solutions, Inc. *	34,491	348

Ferro Corp. *	15,639	296

GCP Applied Technologies, Inc. *	15,606	462

H.B. Fuller Co.	13,178	641

Hawkins, Inc.	5,620	207

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Chemicals – 2.2% – continued

Haynes International, Inc.	5,891	$193

Ingevity Corp. *	9,283	980

Innophos Holdings, Inc.	3,719	112

Innospec, Inc.	5,982	499

Koppers Holdings, Inc. *	11,330	294

Kraton Corp. *	8,530	275

Kronos Worldwide, Inc.	700	10

Landec Corp. *	3,115	38

LSB Industries, Inc. (1)*	19	–

Lydall, Inc. *	148	4

Materion Corp.	8,367	477

Minerals Technologies, Inc.	7,484	440

Oil-Dri Corp. of America	3,227	101

OMNOVA Solutions, Inc. *	1,708	12

Quaker Chemical Corp.	4,325	866

Rogers Corp. *	3,450	548

Sensient Technologies Corp.	12,279	832

Stepan Co.	4,214	369

Synalloy Corp.	100	2

Trinseo S.A.	2,412	109

Tronox Holdings PLC, Class A *	8,800	116

WD-40 Co.	5,783	980
		10,219

Commercial Services – 2.9%

ABM Industries, Inc.	14,505	527

AMN Healthcare Services, Inc. *	11,297	532

ARC Document Solutions, Inc. *	259	1

ASGN, Inc. *	13,457	854

Barrett Business Services, Inc.	3,886	300

Brady Corp., Class A	12,448	578

Brink’s (The) Co.	13,799	1,041

CBIZ, Inc. *	19,612	397

Cimpress N.V. *	4,479	359

Collectors Universe, Inc.	9,863	173

Computer Task Group, Inc. *	140	1

CorVel Corp. *	7,114	464

CRA International, Inc.	9,507	480

Cross Country Healthcare, Inc. *	2,811	20

Ennis, Inc.	4,934	102

Franklin Covey Co. *	1,007	25

FTI Consulting, Inc. *	10,894	837

GP Strategies Corp. *	1,059	13

Hackett Group (The), Inc.	10,356	164

Healthcare Services Group, Inc.	18,521	611

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Commercial Services – 2.9% – continued

HMS Holdings Corp. *	20,242	$599

Huron Consulting Group, Inc. *	5,046	238

Information Services Group, Inc. *	10,700	40

Innodata, Inc. (1)*	100	–

Insperity, Inc.	3,800	470

Kelly Services, Inc., Class A	5,112	113

Kforce, Inc.	12,192	428

Korn Ferry	13,180	590

National Research Corp.	6,931	268

Navigant Consulting, Inc.	14,074	274

NV5 Global, Inc. *	4,063	241

Quad/Graphics, Inc.	254	3

R.R. Donnelley & Sons Co. (1)	1	–

Resources Connection, Inc.	8,131	134

Sotheby’s *	13,933	526

SP Plus Corp. *	4,669	159

TriNet Group, Inc. *	11,191	669

TrueBlue, Inc. *	10,262	243

UniFirst Corp.	3,952	607

Vectrus, Inc. *	7,504	199

Viad Corp.	4,703	265

Where Food Comes From, Inc. *	1,100	2
		13,547

Construction Materials – 0.9%

Advanced Drainage Systems, Inc.	8,752	226

Apogee Enterprises, Inc.	7,211	270

Boise Cascade Co.	6,336	170

Continental Building Products, Inc. *	5,003	124

Louisiana-Pacific Corp.	37,238	908

Simpson Manufacturing Co., Inc.	11,058	655

Summit Materials, Inc., Class A *	16,672	265

Tecnoglass, Inc.	124	1

Trex Co., Inc. *	14,423	887

United States Lime & Minerals, Inc.	3,941	304

Universal Forest Products, Inc.	9,366	280

US Concrete, Inc. *	3,334	138
		4,228

Consumer Products – 2.1%

Adecoagro S.A. *	1,368	9

Alico, Inc.	1,035	28

B&G Foods, Inc.	9,383	229

Boston Beer (The) Co., Inc., Class A *	1,835	541

Bridgford Foods Corp. *	366	9

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Consumer Products – 2.1% – continued

Cal-Maine Foods, Inc.	5,956	$266

Central Garden & Pet Co. *	200	5

Central Garden & Pet Co., Class A *	4,082	95

Coca-Cola Consolidated, Inc.	1,613	464

Craft Brew Alliance, Inc. *	7,305	102

Darling Ingredients, Inc. *	27,146	588

Edgewell Personal Care Co. *	5,000	219

Farmer Brothers Co. *	6,593	132

Fresh Del Monte Produce, Inc.	334	9

Hain Celestial Group (The), Inc. *	18,624	431

Helen of Troy Ltd. *	7,115	825

Hostess Brands, Inc. *	9,300	116

Inter Parfums, Inc.	5,017	381

J&J Snack Foods Corp.	4,178	664

John B. Sanfilippo & Son, Inc.	2,398	172

Lancaster Colony Corp.	3,993	626

MGP Ingredients, Inc.	1,600	123

Nathan’s Famous, Inc.	1,519	104

National Beverage Corp.	15,677	905

Nomad Foods Ltd. *	37,843	774

Quanex Building Products Corp.	9,866	157

Revlon, Inc., Class A *	496	10

Sanderson Farms, Inc.	5,918	780

Seneca Foods Corp., Class A *	3,928	97

Simply Good Foods (The) Co. *	7,600	156

Spectrum Brands Holdings, Inc.	1,801	99

Tejon Ranch Co. *	410	7

Tootsie Roll Industries, Inc.	12,854	479

United-Guardian, Inc.	502	10

Universal Corp.	3,705	213

Vector Group Ltd.	9,131	98
		9,923

Consumer Services – 1.2%

2U, Inc. *	2,399	170

Aaron’s, Inc.	16,350	860

Adtalem Global Education, Inc. *	16,022	742

American Public Education, Inc. *	5,534	167

Bridgepoint Education, Inc. (1)*	16	–

Career Education Corp. *	13,465	222

Chegg, Inc. *	21,625	824

Graham Holdings Co., Class B	595	406

K12, Inc. *	8,826	301

Laureate Education, Inc., Class A *	10,000	150

Matthews International Corp., Class A	5,553	205

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Consumer Services – 1.2% – continued

Medifast, Inc.	1,613	$206

Regis Corp. *	9,314	183

Rent-A-Center, Inc. *	551	12

Rosetta Stone, Inc. *	9,378	205

Strategic Education, Inc.	6,791	892
		5,545

Containers & Packaging – 0.2%

Greif, Inc., Class A	7,922	327

Multi-Color Corp.	3,135	156

Myers Industries, Inc.	3,722	64

Tredegar Corp.	13,164	212

UFP Technologies, Inc. *	5,108	191
		950

Design, Manufacturing & Distribution – 0.8%

Benchmark Electronics, Inc.	11,780	309

Digimarc Corp. *	3,901	123

Fabrinet *	8,439	442

Plexus Corp. *	7,873	480

Sanmina Corp. *	18,714	540

SYNNEX Corp.	9,826	937

Tech Data Corp. *	8,743	895
		3,726

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	4,422	142

Calavo Growers, Inc.	3,861	324

Core-Mark Holding Co., Inc.	7,139	265

Performance Food Group Co. *	24,284	963

United Natural Foods, Inc. *	8,499	112
		1,806

Distributors – Discretionary – 0.7%

Dorman Products, Inc. *	9,617	847

ePlus, Inc. *	8,071	715

G-III Apparel Group Ltd. *	8,439	337

Insight Enterprises, Inc. *	11,324	623

PC Connection, Inc.	8,529	313

PCM, Inc. *	999	37

ScanSource, Inc. *	7,830	280

Veritiv Corp. *	3,783	100

Wayside Technology Group, Inc.	1,659	18
		3,270

Electrical Equipment – 1.9%

AAON, Inc.	23,240	1,073

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Electrical Equipment – 1.9% – continued

Advanced Energy Industries, Inc. *	9,497	$472

Alarm.com Holdings, Inc. *	6,620	430

Argan, Inc.	4,212	210

Badger Meter, Inc.	9,921	552

Bel Fuse, Inc., Class B	10,633	269

Belden, Inc.	9,882	531

Chase Corp.	489	45

CompX International, Inc. (1)	1	–

CyberOptics Corp. *	2,364	40

Espey Manufacturing & Electronics Corp.	7,034	174

FARO Technologies, Inc. *	4,727	208

Generac Holdings, Inc. *	17,931	919

Houston Wire & Cable Co. *	139	1

IntriCon Corp. *	137	3

Itron, Inc. *	10,764	502

Kimball Electronics, Inc. *	2,738	42

Mesa Laboratories, Inc.	1,752	404

NL Industries, Inc. (1)*	100	–

Novanta, Inc. *	13,127	1,112

OSI Systems, Inc. *	6,794	595

Powell Industries, Inc.	4,786	127

Preformed Line Products Co.	2,044	109

SPX Corp. *	4,100	143

Stoneridge, Inc. *	1,038	30

Transcat, Inc. *	83	2

Watts Water Technologies, Inc., Class A	7,339	593
		8,586

Engineering & Construction Services – 1.5%

Aegion Corp. *	14,288	251

Comfort Systems USA, Inc.	7,117	373

Dycom Industries, Inc. *	7,232	332

EMCOR Group, Inc.	16,282	1,190

Exponent, Inc.	28,860	1,666

Granite Construction, Inc.	10,287	444

Great Lakes Dredge & Dock Corp. *	4,146	37

IES Holdings, Inc. *	1,425	25

Installed Building Products, Inc. *	6,564	318

Kratos Defense & Security Solutions, Inc. *	382	6

MasTec, Inc. *	17,165	826

Mistras Group, Inc. *	1,067	15

MYR Group, Inc. *	7,044	244

Primoris Services Corp.	7,398	153

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Engineering & Construction Services – 1.5% – continued

TopBuild Corp. *	9,691	$628

Tutor Perini Corp. *	9,691	166

VSE Corp.	3,170	100
		6,774

Forest & Paper Products – 0.4%

Domtar Corp.	12,218	607

Mercer International, Inc.	9,587	129

Neenah, Inc.	6,520	420

P.H. Glatfelter Co.	8,250	116

Resolute Forest Products, Inc.	21,969	173

Schweitzer-Mauduit International, Inc.	9,545	370
		1,815

Gaming, Lodging & Restaurants – 2.5%

Arcos Dorados Holdings, Inc., Class A	18,032	129

Belmond Ltd., Class A *	24,523	611

Biglari Holdings, Inc., Class A *	1	1

Biglari Holdings, Inc., Class B *	27	4

BJ’s Restaurants, Inc.	5,468	259

Bloomin’ Brands, Inc.	29,385	601

Boyd Gaming Corp.	20,118	550

Cannae Holdings, Inc. *	6,700	163

Carrols Restaurant Group, Inc. *	10,565	105

Cheesecake Factory (The), Inc.	12,374	605

Churchill Downs, Inc.	9,858	890

Chuy’s Holdings, Inc. *	582	13

Cracker Barrel Old Country Store, Inc.	4,753	768

Dave & Buster’s Entertainment, Inc.	6,150	307

Denny’s Corp. *	23,114	424

Dine Brands Global, Inc.	2,285	209

El Pollo Loco Holdings, Inc. (1)*	15	–

Eldorado Resorts, Inc. *	15,405	719

Famous Dave’s of America, Inc. *	174	1

Fiesta Restaurant Group, Inc. *	1,256	16

Flanigan’s Enterprises, Inc.	3,127	73

Golden Entertainment, Inc. *	1,611	23

Jack in the Box, Inc.	14,037	1,138

Marriott Vacations Worldwide Corp.	7,024	657

Monarch Casino & Resort, Inc. *	969	43

Papa John’s International, Inc.	7,687	407

Penn National Gaming, Inc. *	16,088	323

Red Lion Hotels Corp. *	1,115	9

Red Robin Gourmet Burgers, Inc. *	5,500	158

Red Rock Resorts, Inc., Class A	711	18

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Gaming, Lodging & Restaurants – 2.5% – continued

Ruth’s Hospitality Group, Inc.	9,526	$244

Scientific Games Corp. *	8,749	179

Shake Shack, Inc., Class A *	5,045	298

St. Joe (The) Co. *	13,057	215

Texas Roadhouse, Inc.	17,575	1,093

Wingstop, Inc.	5,915	450
		11,703

Hardware – 2.4%

3D Systems Corp. *	17,749	191

Acacia Communications, Inc. *	5,700	327

ADTRAN, Inc.	1,580	22

Ambarella, Inc. *	3,815	165

Arlo Technologies, Inc. *	3,220	13

AstroNova, Inc.	4,274	87

Aware, Inc. *	683	2

BK Technologies Corp.	1,835	7

CalAmp Corp. *	6,011	76

Ciena Corp. *	29,389	1,097

Clearfield, Inc. *	4,835	71

Comtech Telecommunications Corp.	3,409	79

Cray, Inc. *	4,082	106

Cubic Corp.	6,784	382

Daktronics, Inc.	2,559	19

Digi International, Inc. *	9,277	118

Electronics For Imaging, Inc. *	9,433	254

Extreme Networks, Inc. *	284	2

Finisar Corp. *	23,922	554

Fitbit, Inc., Class A *	34,387	204

Harmonic, Inc. *	551	3

Infinera Corp. *	565	2

InterDigital, Inc.	8,631	570

Knowles Corp. *	20,737	366

KVH Industries, Inc. *	6,341	65

Lumentum Holdings, Inc. *	18,249	1,032

Mercury Systems, Inc. *	8,857	568

NETGEAR, Inc. *	7,675	254

NetScout Systems, Inc. *	21,960	616

PAR Technology Corp. *	3,701	91

PC-Tel, Inc. *	1,266	6

pdvWireless, Inc. *	5,005	176

Pitney Bowes, Inc.	17,500	120

Plantronics, Inc.	7,185	331

Radware Ltd. *	7,785	203

Stratasys Ltd. *	5,665	135

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Hardware – 2.4% – continued

Super Micro Computer, Inc. *	4,824	$102

TESSCO Technologies, Inc.	3,605	56

TransAct Technologies, Inc.	376	3

TTM Technologies, Inc. *	2,525	30

Universal Electronics, Inc. *	3,828	142

UTStarcom Holdings Corp. (1)*	1	–

ViaSat, Inc. *	10,223	792

Viavi Solutions, Inc. *	55,646	689

Vishay Precision Group, Inc. *	7,166	245

Vocera Communications, Inc. *	15,424	488

VOXX International Corp. *	1,469	7
		10,868

Health Care Facilities & Services – 2.2%

Addus HomeCare Corp. *	6,153	391

Amedisys, Inc. *	9,934	1,224

American Renal Associates Holdings, Inc. *	501	3

Apollo Medical Holdings, Inc. *	1,967	36

BioScrip, Inc. *	399	1

Brookdale Senior Living, Inc. *	1,957	13

Capital Senior Living Corp. *	526	2

Cellular Biomedicine Group, Inc. *	6,912	120

Cryo-Cell International, Inc. *	750	6

Diplomat Pharmacy, Inc. *	221	1

Ensign Group (The), Inc.	13,436	688

Global Cord Blood Corp.	6,147	43

Hanger, Inc. *	1,243	24

HealthEquity, Inc. *	11,351	840

Independence Holding Co.	2,677	94

Invitae Corp. *	14,324	336

Joint (The) Corp. *	400	6

LHC Group, Inc. *	7,435	824

Magellan Health, Inc. *	6,843	451

MedCath Corp. (2)*	7,953	–

Medpace Holdings, Inc. *	2,141	126

Natera, Inc. *	4,525	93

National HealthCare Corp.	3,303	251

NeoGenomics, Inc. *	23,448	480

Patterson Cos., Inc.	17,137	374

Premier, Inc., Class A *	11,016	380

Providence Service (The) Corp. *	5,121	341

Psychemedics Corp.	409	6

R1 RCM, Inc. *	10,300	100

RadNet, Inc. *	6,479	80

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Health Care Facilities & Services – 2.2% – continued

Select Medical Holdings Corp. *	25,212	$355

Syneos Health, Inc. *	9,766	506

Teladoc Health, Inc. *	12,920	718

Tenet Healthcare Corp. *	873	25

Tivity Health, Inc. *	15,742	276

Triple-S Management Corp., Class B *	18,872	431

U.S. Physical Therapy, Inc.	6,317	664
		10,309

Home & Office Products – 1.8%

ACCO Brands Corp.	28,647	245

American Woodmark Corp. *	3,725	308

Beazer Homes USA, Inc. *	277	3

Cavco Industries, Inc. *	2,746	323

Century Communities, Inc. *	9,899	237

CSS Industries, Inc.	124	1

Flexsteel Industries, Inc.	4,838	112

Griffon Corp.	7,037	130

Hamilton Beach Brands Holding Co., Class A	2,946	63

Herman Miller, Inc.	15,345	540

HNI Corp.	11,187	406

Hooker Furniture Corp.	5,157	149

Interface, Inc.	17,206	264

iRobot Corp. *	7,463	878

JELD-WEN Holding, Inc. *	9,400	166

KB Home	21,610	522

Kewaunee Scientific Corp.	42	1

Kimball International, Inc., Class B	3,758	53

Knoll, Inc.	12,726	241

LGI Homes, Inc. *	3,646	220

Lifetime Brands, Inc.	587	6

M/I Homes, Inc. *	5,290	141

Masonite International Corp. *	7,815	390

MDC Holdings, Inc.	14,397	418

Meritage Homes Corp. *	9,958	445

Nobility Homes, Inc.	876	20

Patrick Industries, Inc. *	7,504	340

PGT Innovations, Inc. *	612	8

Steelcase, Inc., Class A	17,704	258

Taylor Morrison Home Corp., Class A *	22,785	404

Tempur Sealy International, Inc. *	9,486	547

TRI Pointe Group, Inc. *	25,530	323

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Home & Office Products – 1.8% – continued

Virco Manufacturing Corp.	1,676	$7

William Lyon Homes, Class A *	7,827	120
		8,289

Industrial Services – 0.6%

Applied Industrial Technologies, Inc.	10,567	628

CAI International, Inc. *	2,324	54

DXP Enterprises, Inc. *	1,968	77

H&E Equipment Services, Inc.	3,485	88

Herc Holdings, Inc. *	2,700	105

Kaman Corp.	7,120	416

SiteOne Landscape Supply, Inc. *	3,800	217

Systemax, Inc.	6,997	158

Team, Inc.*	483	9

Textainer Group Holdings Ltd. (1)*	17	–

Titan Machinery, Inc. *	800	13

Triton International Ltd.	10,527	327

WESCO International, Inc. *	9,515	504
		2,596

Institutional Financial Services – 0.4%

Cowen, Inc. *	291	4

Evercore, Inc., Class A	7,803	710

Houlihan Lokey, Inc.	3,200	147

INTL. FCStone, Inc. *	4,215	163

Moelis & Co., Class A	2,599	108

Piper Jaffray Cos.	5,276	384

PJT Partners, Inc., Class A	4,688	196

Virtu Financial, Inc., Class A	4,693	112
		1,824

Insurance – 3.0%

Ambac Financial Group, Inc. *	8,674	157

American Equity Investment Life Holding Co.	18,672	505

AMERISAFE, Inc.	3,598	214

Argo Group International Holdings Ltd.	10,086	713

Atlantic American Corp.	6,901	18

Citizens, Inc. *	6,212	41

CNO Financial Group, Inc.	67,440	1,091

Crawford & Co., Class B	15,665	143

Donegal Group, Inc., Class A	1,655	22

eHealth, Inc. *	5,845	364

EMC Insurance Group, Inc.	8,174	261

Employers Holdings, Inc.	6,502	261

Enstar Group Ltd. *	2,095	365

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Insurance – 3.0% – continued

FBL Financial Group, Inc., Class A	4,609	$289

FGL Holdings	20,700	163

GAINSCO, Inc.	714	21

Genworth Financial, Inc., Class A *	120,723	462

Global Indemnity Ltd.	1,790	54

Greenlight Capital Re Ltd., Class A *	321	3

Hallmark Financial Services, Inc. *	10,827	113

HCI Group, Inc.	1,326	57

Health Insurance Innovations, Inc., Class A *	164	4

Heritage Insurance Holdings, Inc.	5,713	83

Horace Mann Educators Corp.	7,839	276

James River Group Holdings Ltd.	3,126	125

Kansas City Life Insurance Co.	1,963	69

Kemper Corp.	12,841	978

Kinsale Capital Group, Inc.	2,000	137

MBIA, Inc. *	34,179	325

Mercury General Corp.	3,125	156

National General Holdings Corp.	11,180	265

National Western Life Group, Inc., Class A	1,028	270

Navigators Group (The), Inc.	5,604	392

NMI Holdings, Inc., Class A *	6,200	160

Primerica, Inc.	11,102	1,356

ProAssurance Corp.	5,000	173

Protective Insurance Corp., Class B	3,392	63

Radian Group, Inc.	41,404	859

RLI Corp.	11,559	829

Safety Insurance Group, Inc.	4,356	380

Selective Insurance Group, Inc.	13,128	831

State Auto Financial Corp.	5,003	165

Third Point Reinsurance Ltd. *	16,041	166

Unico American Corp. *	114	1

United Fire Group, Inc.	4,822	211

United Insurance Holdings Corp.	4,896	78

Universal Insurance Holdings, Inc.	8,473	263
		13,932

Iron & Steel – 0.8%

AK Steel Holding Corp. *	2,211	6

Allegheny Technologies, Inc. *	28,654	733

Carpenter Technology Corp.	12,293	564

Cleveland-Cliffs, Inc.	47,202	472

Commercial Metals Co.	30,275	517

Northwest Pipe Co. *	15,014	360

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Iron & Steel – 0.8% – continued

Olympic Steel, Inc.	456	$7

Ryerson Holding Corp. *	400	3

Shiloh Industries, Inc. *	2,100	12

TimkenSteel Corp. *	951	10

Universal Stainless & Alloy Products, Inc. *	1,404	23

Warrior Met Coal, Inc.	4,800	146

Worthington Industries, Inc.	18,919	706
		3,559

Leisure Products – 0.6%

Callaway Golf Co.	21,813	348

Fox Factory Holding Corp. *	7,344	513

Johnson Outdoors, Inc., Class A	8,112	579

LCI Industries	8,701	668

Malibu Boats, Inc., Class A *	1,905	75

Marine Products Corp.	2,447	33

Nautilus, Inc. *	157	1

Winnebago Industries, Inc.	11,133	347
		2,564

Machinery – 2.1%

Actuant Corp., Class A	14,663	357

Alamo Group, Inc.	2,953	295

Albany International Corp., Class A	7,295	522

Astec Industries, Inc.	3,333	126

Briggs & Stratton Corp.	1,840	22

Cactus, Inc., Class A *	4,300	153

CIRCOR International, Inc. *	2,464	80

Columbus McKinnon Corp.	12,740	438

CSW Industrials, Inc. *	3,334	191

Douglas Dynamics, Inc.	4,688	179

Federal Signal Corp.	13,441	349

Franklin Electric Co., Inc.	12,418	634

Gorman-Rupp (The) Co.	11,082	376

Graham Corp.	2,557	50

Hillenbrand, Inc.	16,375	680

Hollysys Automation Technologies Ltd.	14,023	294

Hurco Cos., Inc.	1,180	48

Hyster-Yale Materials Handling, Inc.	2,470	154

John Bean Technologies Corp.	7,545	693

Kadant, Inc.	3,125	275

Kennametal, Inc.	20,528	754

Lindsay Corp.	2,545	246

Manitowoc (The) Co., Inc. *	5,758	95

Milacron Holdings Corp. *	716	8

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Machinery – 2.1% – continued

MTS Systems Corp.	4,477	$244

Mueller Water Products, Inc., Class A	41,704	419

Rexnord Corp. *	26,440	665

SPX FLOW, Inc. *	4,000	128

Standex International Corp.	6,397	470

Sun Hydraulics Corp.	7,681	357

Taylor Devices, Inc. *	1,589	19

Tennant Co.	4,974	309

Titan International, Inc. (1)	20	–

Twin Disc, Inc. *	356	6
		9,636

Manufactured Goods – 1.1%

AZZ, Inc.	5,135	210

Chart Industries, Inc. *	10,829	980

Conrad Industries, Inc. *	100	2

Eastern (The) Co.	3,614	100

EnPro Industries, Inc.	4,134	267

Gibraltar Industries, Inc. *	8,277	336

Global Brass & Copper Holdings, Inc.	4,063	140

Insteel Industries, Inc.	6,279	131

LB Foster Co., Class A *	1,509	28

Mueller Industries, Inc.	14,704	461

NCI Building Systems, Inc. *	262	2

Omega Flex, Inc.	2,696	204

Proto Labs, Inc. *	5,924	623

Raven Industries, Inc.	11,149	428

RBC Bearings, Inc. *	6,018	765

Strattec Security Corp.	111	3

TriMas Corp. *	12,904	390
		5,070

Media – 2.8%

Actua Corp. (2)*	8,828	–

Cargurus, Inc. *	9,793	392

Cars.com, Inc. *	14,211	324

Despegar.com Corp. *	711	11

Entercom Communications Corp., Class A	15,523	82

Eros International PLC *	219	2

EW Scripps (The) Co., Class A	7,398	155

Gannett Co., Inc.	22,430	236

Gray Television, Inc. *	13,130	280

Groupon, Inc. *	82,911	294

HealthStream, Inc. *	11,009	309

IMAX Corp. *	1,870	42

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Media – 2.8% – continued

Liberty Expedia Holdings, Inc., Class A *	11,118	$476

Liberty Latin America Ltd., Class C *	20,259	394

Liberty TripAdvisor Holdings, Inc., Class A *	14,372	204

MakeMyTrip Ltd. *	940	26

Marchex, Inc., Class B *	179	1

Meredith Corp.	9,209	509

MSG Networks, Inc., Class A *	16,985	369

New Media Investment Group, Inc.	2,637	28

New York Times (The) Co., Class A	27,517	904

Nexstar Media Group, Inc., Class A	8,515	923

Quotient Technology, Inc. *	8,878	88

Saga Communications, Inc., Class A	3,065	102

Scholastic Corp.	3,672	146

Shutterfly, Inc. *	6,468	263

Shutterstock, Inc.	4,052	189

Sinclair Broadcast Group, Inc., Class A	16,903	650

Stamps.com, Inc. *	7,789	634

TEGNA, Inc.	42,944	606

Townsquare Media, Inc., Class A	17,517	100

Trade Desk (The), Inc., Class A *	4,212	834

Travelzoo *	9,600	129

Tribune Media Co., Class A	17,334	800

Tribune Publishing Co. *	235	3

TrueCar, Inc. *	194	1

Tucows, Inc., Class A *	3,126	254

Wix.com Ltd. *	4,063	491

World Wrestling Entertainment, Inc., Class A	11,401	989

Yelp, Inc. *	15,396	531
		12,771

Medical Equipment & Devices – 4.8%

Accelerate Diagnostics, Inc. *	7,296	153

Accuray, Inc. *	1,622	8

AngioDynamics, Inc. *	9,556	218

Apyx Medical Corp. *	10,781	68

AtriCure, Inc. *	13,254	355

Atrion Corp.	769	676

Avanos Medical, Inc. *	11,149	476

BioLife Solutions, Inc. *	2,781	50

BioTelemetry, Inc. *	8,021	502

Bruker Corp.	27,536	1,058

Cantel Medical Corp.	8,647	578

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Medical Equipment & Devices – 4.8% – continued

Cardiovascular Systems, Inc. *	12,330	$477

CareDx, Inc. *	8,262	260

CONMED Corp.	5,031	418

CryoLife, Inc. *	9,624	281

Cutera, Inc. *	11,405	201

CytoSorbents Corp. *	419	3

Daxor Corp. (1)*	37	–

FONAR Corp. *	6,564	134

Genomic Health, Inc. *	8,177	573

Glaukos Corp. *	7,191	564

Globus Medical, Inc., Class A *	16,534	817

Haemonetics Corp. *	13,054	1,142

Harvard Bioscience, Inc. *	2,283	10

ICU Medical, Inc. *	2,992	716

Inogen, Inc. *	4,063	387

Inspire Medical Systems, Inc. *	2,449	139

Integer Holdings Corp. *	4,936	372

Invacare Corp.	928	8

iRadimed Corp. *	3,521	99

iRhythm Technologies, Inc. *	4,693	352

IRIDEX Corp. *	5,275	24

Lantheus Holdings, Inc. *	7,549	185

LeMaitre Vascular, Inc.	13,065	405

LivaNova PLC *	10,041	976

Luminex Corp.	11,652	268

Meridian Bioscience, Inc.	8,496	150

Merit Medical Systems, Inc. *	13,965	863

MiMedx Group, Inc. *	1,346	5

Misonix, Inc. *	8,205	158

Myriad Genetics, Inc. *	13,567	450

NanoString Technologies, Inc. *	10,140	243

Natus Medical, Inc. *	9,595	244

Neogen Corp. *	11,952	686

Nevro Corp. *	307	19

NuVasive, Inc. *	11,554	656

Nuvectra Corp. *	4,906	54

OPKO Health, Inc. *	3,362	9

OraSure Technologies, Inc. *	13,086	146

Orthofix Medical, Inc. *	4,716	266

OrthoPediatrics Corp. *	4,489	199

Oxford Immunotec Global PLC *	11,933	206

Pacific Biosciences of California, Inc. *	14,100	102

Penumbra, Inc. *	6,222	915

Quidel Corp. *	6,482	424

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Medical Equipment & Devices – 4.8% – continued

Repligen Corp. *	9,561	$565

Rockwell Medical, Inc. *	1,040	6

RTI Surgical Holdings, Inc. *	4,038	24

SeaSpine Holdings Corp. *	4,690	71

Semler Scientific, Inc. *	3,123	134

Sientra, Inc. *	113	1

STAAR Surgical Co. *	8,671	296

Surmodics, Inc. *	5,637	245

Tactile Systems Technology, Inc. *	2,041	108

Tandem Diabetes Care, Inc. *	6,018	382

Utah Medical Products, Inc.	2,346	207

Varex Imaging Corp. *	7,931	269

Veracyte, Inc. *	4,712	118

Vericel Corp. *	9,996	175

ViewRay, Inc. *	2,409	18

Wright Medical Group N.V. *	24,372	767
		22,134

Metals & Mining – 0.3%

A-Mark Precious Metals, Inc. *	605	7

Century Aluminum Co. *	17,401	155

Coeur Mining, Inc. *	1,688	7

Compass Minerals International, Inc.	5,750	313

Encore Wire Corp.	5,796	332

Ferroglobe PLC	578	1

Ferroglobe Representation & Warranty Insurance Trust (2)*	9,916	–

Harsco Corp. *	13,111	264

Hecla Mining Co.	55,621	128

Kaiser Aluminum Corp.	3,668	384
		1,591

Oil, Gas & Coal – 2.6%

Adams Resources & Energy, Inc.	4,904	192

Advanced Emissions Solutions, Inc.	838	10

Apergy Corp. *	13,669	561

Arch Coal, Inc., Class A	2,856	261

Archrock, Inc.	16,006	157

C&J Energy Services, Inc. *	562	9

California Resources Corp. *	7,612	196

Callon Petroleum Co. *	21,200	160

Carrizo Oil & Gas, Inc. *	682	8

Chesapeake Energy Corp. *	34,390	107

Cimarex Energy Co.	473	33

Clean Energy Fuels Corp. *	396	1

CNX Resources Corp. *	43,141	465

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Oil, Gas & Coal – 2.6% – continued

Comstock Resources, Inc. *	10,667	$74

CONSOL Energy, Inc. *	5,392	184

Contango Oil & Gas Co. *	576	2

Cosan Ltd., Class A	42,841	496

CVR Energy, Inc.	3,365	139

Delek U.S. Holdings, Inc.	19,759	720

Denbury Resources, Inc. *	3,848	8

Diamond Offshore Drilling, Inc. *	424	4

DMC Global, Inc.	1,171	58

Dril-Quip, Inc. *	6,630	304

Earthstone Energy, Inc., Class A *	251	2

EnLink Midstream LLC	1,073	14

Ensco PLC, Class A	47,625	187

Era Group, Inc. *	416	5

Evolution Petroleum Corp.	7,983	54

Exterran Corp. *	3,778	64

Forum Energy Technologies, Inc. *	396	2

Frank’s International N.V. *	8,314	52

Geospace Technologies Corp. *	6,379	83

Gran Tierra Energy, Inc. *	16,133	37

Gulfport Energy Corp. *	1,528	12

Hallador Energy Co.	23,026	121

Helix Energy Solutions Group, Inc. *	18,048	143

Independence Contract Drilling, Inc. *	48,298	134

ION Geophysical Corp. *	5,682	82

Isramco, Inc. *	1,683	190

KLX Energy Services Holdings, Inc. *	5,502	138

Kosmos Energy Ltd.	2,090	13

Laredo Petroleum, Inc. *	1,354	4

Lonestar Resources U.S., Inc., Class A *	447	2

Mammoth Energy Services, Inc.	3,376	56

Matador Resources Co. *	15,980	309

Matrix Service Co. *	9,492	186

McDermott International, Inc. *	1,560	12

MRC Global, Inc. *	26,781	468

Murphy USA, Inc. *	6,875	589

Nabors Industries Ltd.	4,066	14

NACCO Industries, Inc., Class A	1,990	76

Natural Gas Services Group, Inc. *	5,016	87

NCS Multistage Holdings, Inc. *	273	1

Newpark Resources, Inc. *	14,410	132

Noble Corp. PLC *	2,152	6

NOW, Inc. *	13,873	194

Oasis Petroleum, Inc. *	2,360	14

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Oil, Gas & Coal – 2.6% – continued

Oceaneering International, Inc. *	838	$13

Oil States International, Inc. *	520	9

Panhandle Oil and Gas, Inc., Class A	14,933	234

Par Pacific Holdings, Inc. *	7,338	131

PBF Energy, Inc., Class A	18,217	567

PDC Energy, Inc. *	7,218	294

Peabody Energy Corp.	15,912	451

Penn Virginia Corp. *	418	18

PrimeEnergy Resources Corp. *	1,261	207

ProPetro Holding Corp. *	9,300	210

QEP Resources, Inc. *	2,080	16

Ring Energy, Inc. *	262	1

Riviera Resources, Inc. *	675	9

Roan Resources, Inc. *	582	4

Rowan Cos. PLC, Class A *	15,243	164

SandRidge Energy, Inc. *	505	4

Select Energy Services, Inc., Class A *	209	2

SemGroup Corp., Class A	572	8

SilverBow Resources, Inc. *	823	19

SM Energy Co.	979	17

Solaris Oilfield Infrastructure, Inc., Class A	13,260	218

Southwestern Energy Co. *	4,160	19

SRC Energy, Inc. *	2,305	12

Superior Energy Services, Inc. *	812	4

Talos Energy, Inc. *	2,601	69

Thermon Group Holdings, Inc. *	9,227	226

Tidewater, Inc. *	4,988	116

Transocean Ltd. *	10,624	92

Unit Corp. *	7,955	113

US Silica Holdings, Inc.	8,356	145

W&T Offshore, Inc. *	14,368	99

Whiting Petroleum Corp. *	15,606	408

World Fuel Services Corp.	11,629	336
		11,867

Passenger Transportation – 0.4%

Allegiant Travel Co.	3,699	479

Hawaiian Holdings, Inc.	10,023	263

SkyWest, Inc.	13,754	747

Spirit Airlines, Inc. *	6,400	338

Universal Logistics Holdings, Inc.	4,580	90
		1,917

Real Estate – 0.3%

Consolidated-Tomoka Land Co.	4,470	264

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Real Estate – 0.3% – continued

Forestar Group, Inc. *	756	$13

FRP Holdings, Inc. *	1,531	73

Griffin Industrial Realty, Inc.	819	29

Marcus & Millichap, Inc. *	1,799	73

McGrath RentCorp	8,068	456

Newmark Group, Inc., Class A	14,600	122

RE/MAX Holdings, Inc., Class A	2,117	82

Realogy Holdings Corp.	542	6

RMR Group (The), Inc., Class A	3,909	238

Stratus Properties, Inc. *	114	3
		1,359

Real Estate Investment Trusts – 7.3%

Acadia Realty Trust	20,078	548

AG Mortgage Investment Trust, Inc.	6,149	104

Agree Realty Corp.	4,967	344

Alexander & Baldwin, Inc.	10,221	260

Alexander’s, Inc.	1,146	431

American Assets Trust, Inc.	6,223	285

American Finance Trust, Inc.	21,342	231

Anworth Mortgage Asset Corp.	18,133	73

Apollo Commercial Real Estate Finance, Inc.	20,098	366

Arbor Realty Trust, Inc.	16,625	216

Ares Commercial Real Estate Corp.	4,938	75

Armada Hoffler Properties, Inc.	5,588	87

ARMOUR Residential REIT, Inc.	926	18

Ashford Hospitality Trust, Inc.	8,079	38

Blackstone Mortgage Trust, Inc., Class A	19,685	680

Braemar Hotels & Resorts, Inc.	1,204	15

Brandywine Realty Trust	41,418	657

BRT Apartments Corp.	15,852	220

Capstead Mortgage Corp.	19,312	166

CareTrust REIT, Inc.	14,887	349

CatchMark Timber Trust, Inc., Class A	2,032	20

Cedar Realty Trust, Inc.	1,652	6

Chatham Lodging Trust	8,255	159

Cherry Hill Mortgage Investment Corp.	2,984	51

Chesapeake Lodging Trust	13,426	373

Colony Capital, Inc.	97,303	518

Colony Credit Real Estate, Inc.	11,900	186

Columbia Property Trust, Inc.	22,645	510

Community Healthcare Trust, Inc.	4,582	165

CorEnergy Infrastructure Trust, Inc.	1,396	51

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Real Estate Investment Trusts – 7.3% – continued

CorePoint Lodging, Inc.	590	$7

Corporate Office Properties Trust	16,250	444

Cousins Properties, Inc.	72,269	698

DiamondRock Hospitality Co.	45,377	491

Dynex Capital, Inc.	19,902	121

Easterly Government Properties, Inc.	6,343	114

EastGroup Properties, Inc.	7,252	810

Ellington Residential Mortgage REIT	540	6

Empire State Realty Trust, Inc., Class A	14,070	222

Equity Commonwealth	16,308	533

Essential Properties Realty Trust, Inc.	7,449	145

Exantas Capital Corp.	410	4

First Industrial Realty Trust, Inc.	25,037	885

Four Corners Property Trust, Inc.	13,545	401

Franklin Street Properties Corp.	16,532	119

Front Yard Residential Corp.	410	4

GEO Group (The), Inc.	35,394	680

Getty Realty Corp.	13,869	444

Gladstone Commercial Corp.	7,456	155

Gladstone Land Corp.	9,065	115

Global Net Lease, Inc.	8,403	159

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,130	234

Healthcare Realty Trust, Inc.	22,743	730

Hersha Hospitality Trust	5,497	94

Hudson Pacific Properties, Inc.	16,782	578

Industrial Logistics Properties Trust	4,847	98

InfraREIT, Inc.	287	6

Invesco Mortgage Capital, Inc.	29,593	468

Investors Real Estate Trust	2,056	123

iStar, Inc.	9,027	76

Kite Realty Group Trust	16,409	262

Ladder Capital Corp.	10,000	170

Lexington Realty Trust	46,283	419

Life Storage, Inc.	7,600	739

LTC Properties, Inc.	8,466	388

Mack-Cali Realty Corp.	20,213	449

Monmouth Real Estate Investment Corp.	20,053	264

National Health Investors, Inc.	8,502	668

National Storage Affiliates Trust	5,300	151

New Senior Investment Group, Inc.	523	3

New York Mortgage Trust, Inc.	10,556	64

Office Properties Income Trust	2,401	66

One Liberty Properties, Inc.	9,569	278

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Real Estate Investment Trusts – 7.3% – continued

Outfront Media, Inc.	26,520	$621

Pebblebrook Hotel Trust	25,444	790

Pennsylvania Real Estate Investment Trust	371	2

PennyMac Mortgage Investment Trust	8,854	183

Physicians Realty Trust	29,262	550

Piedmont Office Realty Trust, Inc., Class A	24,378	508

PotlatchDeltic Corp.	16,571	626

Preferred Apartment Communities, Inc., Class A	6,443	96

PS Business Parks, Inc.	3,411	535

QTS Realty Trust, Inc., Class A	11,382	512

Ready Capital Corp.	1,342	20

Redwood Trust, Inc.	9,865	159

Retail Opportunity Investments Corp.	22,512	390

Retail Properties of America, Inc., Class A	41,922	511

Retail Value, Inc.	2,994	93

Rexford Industrial Realty, Inc.	17,275	619

RLJ Lodging Trust	32,244	567

RPT Realty	3,839	46

Ryman Hospitality Properties, Inc.	9,733	801

Sabra Health Care REIT, Inc.	32,525	633

Saul Centers, Inc.	2,458	126

Seritage Growth Properties, Class A	3,300	147

SITE Centers Corp.	1,461	20

Sotherly Hotels, Inc.	4,161	28

STAG Industrial, Inc.	14,611	433

Summit Hotel Properties, Inc.	19,719	225

Sunstone Hotel Investors, Inc.	47,170	679

Tanger Factory Outlet Centers, Inc.	17,442	366

Taubman Centers, Inc.	11,322	599

Terreno Realty Corp.	9,619	404

Tier REIT, Inc.	5,317	152

Two Harbors Investment Corp.	11,119	151

UMH Properties, Inc.	17,100	241

Universal Health Realty Income Trust	3,310	251

Urban Edge Properties	13,407	255

Urstadt Biddle Properties, Inc., Class A	3,629	75

Washington Real Estate Investment Trust	15,257	433

Western Asset Mortgage Capital Corp.	1,107	11

Whitestone REIT	2,437	29

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Real Estate Investment Trusts – 7.3% – continued

Winthrop Realty Trust *	9,142	$3

Xenia Hotels & Resorts, Inc.	25,216	553
		33,530

Recreational Facilities & Services – 0.6%

Bowl America, Inc., Class A	492	7

Drive Shack, Inc. *	8,363	38

International Speedway Corp., Class A	7,988	348

Marcus (The) Corp.	2,390	96

Planet Fitness, Inc., Class A *	17,953	1,234

RCI Hospitality Holdings, Inc.	12,667	291

Reading International, Inc., Class A *	3,219	51

SeaWorld Entertainment, Inc. *	17,193	443

Speedway Motorsports, Inc.	2,667	39

Town Sports International Holdings, Inc. *	2,621	12
		2,559

Renewable Energy – 0.5%

Canadian Solar, Inc. *	7,117	133

EnerSys	11,493	749

FutureFuel Corp.	13,544	182

Green Plains, Inc.	9,612	160

Renewable Energy Group, Inc. *	19,328	424

REX American Resources Corp. *	5,335	430

SolarEdge Technologies, Inc. *	5,655	213

Ultralife Corp. *	846	9
		2,300

Retail – Consumer Staples – 0.6%

Big Lots, Inc.	10,545	401

Five Below, Inc. *	10,734	1,334

Ingles Markets, Inc., Class A	4,401	122

Ollie’s Bargain Outlet Holdings, Inc. *	5,900	503

PriceSmart, Inc.	3,017	178

SpartanNash Co.	5,135	81

Village Super Market, Inc., Class A	1,447	39

Weis Markets, Inc.	3,745	153
		2,811

Retail – Discretionary – 3.1%

1-800-Flowers.com, Inc., Class A *	3,730	68

Abercrombie & Fitch Co., Class A	11,791	323

American Eagle Outfitters, Inc.	45,432	1,007

America’s Car-Mart, Inc. *	2,434	222

Asbury Automotive Group, Inc. *	7,854	545

At Home Group, Inc. *	6,699	120

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Retail – Discretionary – 3.1% – continued

Bassett Furniture Industries, Inc.	329	$5

Beacon Roofing Supply, Inc. *	12,960	417

Bed Bath & Beyond, Inc.	1,369	23

BMC Stock Holdings, Inc. *	13,859	245

Buckle (The), Inc.	560	11

Build-A-Bear Workshop, Inc. *	632	4

Builders FirstSource, Inc. *	7,406	99

Caleres, Inc.	12,277	303

Chico’s FAS, Inc.	772	3

Children’s Place (The), Inc.	5,249	511

Citi Trends, Inc.	3,007	58

Conn’s, Inc. *	2,368	54

DSW, Inc., Class A	12,606	280

Ethan Allen Interiors, Inc.	4,566	87

Etsy, Inc. *	11,100	746

FirstCash, Inc.	14,033	1,214

Freshpet, Inc. *	11,672	494

GameStop Corp., Class A	770	8

Genesco, Inc. *	2,146	98

GMS, Inc. *	5,940	90

Group 1 Automotive, Inc.	5,825	377

Guess?, Inc.	15,424	302

Haverty Furniture Cos., Inc.	9,341	204

Hertz Global Holdings, Inc. *	7,800	136

Hibbett Sports, Inc. *	87	2

La-Z-Boy, Inc.	12,922	426

Liquidity Services, Inc. *	22,976	177

Lithia Motors, Inc., Class A	4,798	445

MarineMax, Inc. *	5,500	105

Michaels (The) Cos., Inc. *	1,114	13

Monro, Inc.	7,891	683

National Vision Holdings, Inc. *	7,300	230

Office Depot, Inc.	112,918	410

Overstock.com, Inc. *	3,872	64

Party City Holdco, Inc. *	741	6

Penske Automotive Group, Inc.	9,314	416

PetIQ, Inc. *	3,672	115

PetMed Express, Inc.	11,279	257

RH *	2,845	293

RTW RetailWinds, Inc. (1)*	54	–

Rush Enterprises, Inc., Class A	11,077	463

Sally Beauty Holdings, Inc. *	28,867	532

Shoe Carnival, Inc.	8,291	282

Signet Jewelers Ltd.	4,800	130

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Retail – Discretionary – 3.1% – continued

Sleep Number Corp. *	12,912	$607

Sonic Automotive, Inc., Class A	7,106	105

Vera Bradley, Inc. *	5,682	75

Winmark Corp.	1,309	247

Zumiez, Inc. *	11,019	274
		14,411

Semiconductors – 2.9%

Alpha & Omega Semiconductor Ltd. *	7,982	92

Amkor Technology, Inc. *	22,341	191

AVX Corp.	10,939	190

Brooks Automation, Inc.	19,258	565

Cabot Microelectronics Corp.	3,646	408

CEVA, Inc. *	5,005	135

Cirrus Logic, Inc. *	15,040	633

Cohu, Inc.	13,566	200

Cree, Inc. *	26,090	1,493

CTS Corp.	7,093	208

Diodes, Inc. *	11,425	396

DSP Group, Inc. *	2,490	35

Entegris, Inc.	33,339	1,190

FormFactor, Inc. *	4,563	73

II-VI, Inc. *	10,915	407

Inphi Corp. *	8,671	379

Integrated Device Technology, Inc. *	31,173	1,527

KEMET Corp.	487	8

Kulicke & Soffa Industries, Inc.	20,754	459

Lattice Semiconductor Corp. *	34,652	413

MACOM Technology Solutions Holdings, Inc. *	6,992	117

MaxLinear, Inc. *	13,130	335

Nanometrics, Inc. *	6,963	215

NVE Corp.	3,039	298

Park Electrochemical Corp.	2,778	44

Photronics, Inc. *	11,092	105

Power Integrations, Inc.	7,115	498

Rambus, Inc. *	27,443	287

Rudolph Technologies, Inc. *	8,435	192

Semtech Corp. *	15,786	804

Silicon Laboratories, Inc. *	8,497	687

Synaptics, Inc. *	4,454	177

Veeco Instruments, Inc. *	350	4

Vishay Intertechnology, Inc.	32,226	595

Xperi Corp.	5,745	134
		13,494

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Software – 5.4%

ACI Worldwide, Inc. *	28,275	$929

Agilysys, Inc. *	8,698	184

Allscripts Healthcare Solutions, Inc. *	24,928	238

Alteryx, Inc., Class A *	5,610	471

American Software, Inc., Class A	14,436	172

Appfolio, Inc., Class A *	3,567	283

Avid Technology, Inc. *	137	1

Benefitfocus, Inc. *	3,000	149

Blackbaud, Inc.	11,098	885

Blackline, Inc. *	4,824	223

Bottomline Technologies DE, Inc. *	9,949	498

Box, Inc., Class A *	1,262	24

CCUR Holdings, Inc. *	691	2

ChannelAdvisor Corp. *	7,607	93

CommVault Systems, Inc. *	10,904	706

Computer Programs & Systems, Inc.	7,075	210

Cornerstone OnDemand, Inc. *	12,970	710

Coupa Software, Inc. *	10,506	956

CyberArk Software Ltd. *	7,818	931

Daily Journal Corp. *	425	91

Donnelley Financial Solutions, Inc. (1)*	1	–

Ebix, Inc.	7,086	350

Envestnet, Inc. *	8,804	576

Everbridge, Inc. *	5,202	390

Evolent Health, Inc., Class A *	6,124	77

FireEye, Inc. *	38,965	654

Five9, Inc. *	11,336	599

ForeScout Technologies, Inc. *	4,100	172

Glu Mobile, Inc. *	13,400	147

HubSpot, Inc. *	7,344	1,221

Immersion Corp. *	8,138	69

InnerWorkings, Inc. (1)*	73	–

Inovalon Holdings, Inc., Class A *	9,895	123

Instructure, Inc. *	4,571	215

j2 Global, Inc.	11,462	993

KeyW Holding (The) Corp. *	11,568	100

LivePerson, Inc. *	11,239	326

Manhattan Associates, Inc. *	20,801	1,146

MicroStrategy, Inc., Class A *	2,271	328

Monotype Imaging Holdings, Inc.	6,172	123

New Relic, Inc. *	8,773	866

NextGen Healthcare, Inc. *	5,508	93

Omnicell, Inc. *	9,095	735

OneSpan, Inc.*	10,264	197

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Software – 5.4% – continued

Park City Group, Inc. (1)*	33	$–

Paylocity Holding Corp. *	4,691	418

PDF Solutions, Inc. *	9,139	113

Pegasystems, Inc.	13,501	878

Progress Software Corp.	9,132	405

PROS Holdings, Inc. *	11,262	476

Q2 Holdings, Inc. *	5,949	412

QAD, Inc., Class B	717	22

Qualys, Inc. *	8,025	664

Rapid7, Inc. *	8,439	427

SailPoint Technologies Holding, Inc. *	8,200	235

Simulations Plus, Inc.	9,587	202

SPS Commerce, Inc. *	4,567	484

Tabula Rasa HealthCare, Inc. *	2,000	113

TiVo Corp.	14,740	137

Varonis Systems, Inc. *	4,455	266

Verint Systems, Inc. *	14,515	869

VirnetX Holding Corp. *	398	3

Workiva, Inc. *	3,200	162

Zscaler, Inc. *	11,600	823

Zynga, Inc., Class A *	128,272	684
		25,049

Specialty Finance – 2.0%

Aircastle Ltd.	16,563	335

Altisource Portfolio Solutions S.A. *	4,063	96

Arlington Asset Investment Corp.,

Class A (1)	10	–

Cardtronics PLC, Class A *	4,336	154

Cass Information Systems, Inc.	3,215	152

Curo Group Holdings Corp. *	193	2

Deluxe Corp.	7,614	333

Ellie Mae, Inc. *	6,931	684

Encore Capital Group, Inc. *	4,419	120

Enova International, Inc. *	553	13

Essent Group Ltd. *	18,550	806

Everi Holdings, Inc. *	3,998	42

Federal Agricultural Mortgage Corp., Class C	100	7

Flagstar Bancorp, Inc.	4,141	136

GATX Corp.	10,731	820

Green Dot Corp., Class A *	8,336	506

HFF, Inc., Class A	5,976	285

Investors Title Co.	1,869	295

LendingClub Corp. *	40,000	124

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Specialty Finance – 2.0% – continued

LendingTree, Inc. *	1,898	$667

Liberty Tax, Inc. (1)	17	–

Meta Financial Group, Inc.	11,789	232

MGIC Investment Corp. *	77,635	1,024

Nelnet, Inc., Class A	8,785	484

Ocwen Financial Corp. *	373	1

PennyMac Financial Services, Inc.	3,958	88

PRA Group, Inc. *	10,550	283

Regional Management Corp. *	300	7

Stewart Information Services Corp.	7,956	340

Walker & Dunlop, Inc.	7,504	382

Willis Lease Finance Corp. *	1,882	80

World Acceptance Corp. *	7,053	826
		9,324

Technology Services – 2.5%

CACI International, Inc., Class A *	5,665	1,031

Computer Services, Inc.	2,077	120

comScore, Inc. *	5,599	113

CoreLogic, Inc. *	12,282	458

CSG Systems International, Inc.	8,014	339

Endurance International Group Holdings, Inc. *	683	5

EVERTEC, Inc.	16,047	446

ExlService Holdings, Inc. *	7,677	461

Forrester Research, Inc.	4,543	220

Globant S.A. *	6,729	480

ICF International, Inc.	5,916	450

LiveRamp Holdings, Inc. *	18,587	1,014

Luxoft Holding, Inc. *	4,611	271

ManTech International Corp., Class A	4,897	265

MAXIMUS, Inc.	19,727	1,400

Medidata Solutions, Inc. *	13,275	972

NIC, Inc.	14,951	256

Perficient, Inc. *	8,360	229

Perspecta, Inc.	15,200	307

Presidio, Inc.	11,297	167

Science Applications International Corp.	14,175	1,091

StarTek, Inc. *	835	7

Sykes Enterprises, Inc. *	14,451	409

Travelport Worldwide Ltd.	26,463	416

TTEC Holdings, Inc.	7,060	256

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Technology Services – 2.5% – continued

Virtusa Corp. *	5,989	$320

WageWorks, Inc. *	3,760	142
		11,645

Telecom – 0.8%

8x8, Inc. *	14,748	298

ATN International, Inc.	3,006	169

Cincinnati Bell, Inc. *	5,221	50

Cogent Communications Holdings, Inc.	16,661	904

Consolidated Communications Holdings, Inc.	6,703	73

GTT Communications, Inc. *	10,522	365

Intelsat S.A. *	100	2

Internap Corp. (1)*	70	–

Iridium Communications, Inc. *	13,024	344

Loral Space & Communications, Inc. *	664	24

RigNet, Inc. *	12,817	125

Shenandoah Telecommunications Co.	12,138	538

Spok Holdings, Inc.	4,742	65

Telephone & Data Systems, Inc.	13,362	411

Vonage Holdings Corp. *	30,011	301

Zix Corp. *	3,437	24
		3,693

Transportation & Logistics – 1.3%

Air T, Inc. *	510	16

Air Transport Services Group, Inc. *	14,408	332

ArcBest Corp.	3,855	119

Ardmore Shipping Corp. *	1,180	7

Atlas Air Worldwide Holdings, Inc. *	6,503	329

Covenant Transportation Group, Inc., Class A *	6,658	126

CryoPort, Inc. *	8,160	106

DHT Holdings, Inc.	51,580	230

Dorian LPG Ltd. *	1,255	8

Echo Global Logistics, Inc. *	10,522	261

Forward Air Corp.	7,963	516

Frontline Ltd. *	12,049	78

GasLog Ltd.	6,422	112

Golar LNG Ltd.	16,699	352

Heartland Express, Inc.	15,664	302

International Seaways, Inc. *	7,011	120

Marten Transport Ltd.	11,623	207

Matson, Inc.	11,256	406

Mobile Mini, Inc.	11,970	406

Navigator Holdings Ltd. *	4,919	54

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Transportation & Logistics – 1.3% – continued

P.A.M. Transportation Services, Inc. *	1,307	$64

Park-Ohio Holdings Corp.	3,750	121

Patriot Transportation Holding, Inc. *	465	9

Ryder System, Inc.	10,570	655

Saia, Inc. *	7,784	476

SEACOR Holdings, Inc. *	5,228	221

Ship Finance International Ltd.	16,551	204

Tsakos Energy Navigation Ltd.	556	2

USA Truck, Inc. *	500	7

Werner Enterprises, Inc.	11,443	391
		6,237

Transportation Equipment – 0.3%

FreightCar America, Inc. *	200	1

Greenbrier (The) Cos., Inc.	8,314	268

Meritor, Inc. *	7,800	159

Navistar International Corp. *	9,200	297

Spartan Motors, Inc.	27,144	240

Wabash National Corp.	16,416	222
		1,187

Utilities – 4.2%

ALLETE, Inc.	12,739	1,048

American States Water Co.	9,770	697

Artesian Resources Corp., Class A	6,754	252

Atlantica Yield PLC	721	14

Avista Corp.	16,122	655

Black Hills Corp.	13,451	996

California Water Service Group	12,420	674

Chesapeake Utilities Corp.	4,605	420

Clearway Energy, Inc., Class A	1,149	17

Connecticut Water Service, Inc.	6,020	413

Consolidated Water Co. Ltd.	13,900	179

El Paso Electric Co.	13,353	785

IDACORP, Inc.	13,113	1,305

MGE Energy, Inc.	9,030	614

Middlesex Water Co.	9,348	523

New Jersey Resources Corp.	21,225	1,057

Northwest Natural Holding Co.	7,092	465

NorthWestern Corp.	12,205	859

ONE Gas, Inc.	13,617	1,212

Ormat Technologies, Inc.	9,570	528

Otter Tail Corp.	9,691	483

Pattern Energy Group, Inc., Class A	14,381	316

PNM Resources, Inc.	20,594	975

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% – continued

Utilities – 4.2% – continued

Portland General Electric Co.	23,070	$1,196

RGC Resources, Inc.	936	25

SJW Group	7,080	437

South Jersey Industries, Inc.	16,875	541

Southwest Gas Holdings, Inc.	12,205	1,004

Spire, Inc.	11,136	916

TerraForm Power, Inc., Class A	19,400	267

Unitil Corp.	3,728	202

York Water (The) Co.	3,692	127
		19,202

Waste & Environment Services & Equipment – 0.5%

Casella Waste Systems, Inc., Class A *	4,200	149

CECO Environmental Corp. *	206	1

Covanta Holding Corp.	19,672	341

ESCO Technologies, Inc.	6,836	458

Evoqua Water Technologies Corp. *	10,600	133

Heritage-Crystal Clean, Inc. *	508	14

Sharps Compliance Corp. *	7,582	28

Tetra Tech, Inc.	15,940	950

US Ecology, Inc.	4,694	263
		2,337
Total Common Stocks
(Cost $293,415)		438,504

PREFERRED STOCKS – 0.0%

Financial Services – 0.0%

Steel Partners Holdings L.P., 6.00%	3,303	71
Total Preferred Stocks
(Cost $85)		71

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Corium International, Inc. (Contingent Value Rights) (2)*	2,900	–

Sinovac Biotech Ltd. (2)*	1,587	–

Tobira Therapeutics, Inc. (Contingent Value Rights) (3)*	16,926	129
		129

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (3)*	9,541	5

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Media – 0.0%

Media General, Inc. (Contingent Value Rights) (3)*	11,792	$1

Medical Equipment & Devices – 0.0%

American Medical Alert Corp. (2)*	13,109	–

Specialty Finance – 0.0%

NewStar Financial, Inc. (Contingent Value Rights) (2)*	1,580	–
Total Rights
(Cost $151)		135

OTHER – 0.0%

Escrow Adolor Corp. (2)*	1,241	–
Total Other
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Tidewater, Inc., Class A Exp. 7/31/23, Strike $0.00 (1)*	10	$–

Tidewater, Inc., Class B Exp. 7/31/23, Strike $0.00 (1)*	11	–
Total Warrants
(Cost $–)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (4)(5)	18,301,088	$18,301
Total Investment Companies
(Cost $18,301)		18,301

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 2.46%, 7/18/19 (6)(7)	$1,257	$1,248
Total Short-Term Investments
(Cost $1,248)		1,248

Total Investments – 99.4%
(Cost $313,200)		458,259

Other Assets less Liabilities – 0.6%		2,991
NET ASSETS – 100.0%		$461,250

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2019 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini Russell 2000 Index	285	$21,999	Long	6/19	$179

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	3.0%
Consumer Discretionary	11.9
Consumer Staples	3.1
Energy	3.0
Financials	17.7
Health Care	14.1
Industrials	15.4
Information Technology	16.1
Materials	3.9
Real Estate	7.4
Utilities	4.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued MARCH 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Banking	$ 47,822		$ 83	$ –	$ 47,905
Biotechnology & Pharmaceuticals	24,243		10	–	24,253
Hardware	10,861		7	–	10,868
Insurance	13,911		21	–	13,932
Real Estate Investment Trusts	33,527		3	–	33,530
All Other Industries (1)	308,016		–	–	308,016
Total Common Stocks	438,380		124	–	438,504
Preferred Stocks	71		–	–	71
Rights	–		–	135	135
Warrants	–	*	–	–	–	*
Investment Companies	18,301		–	–	18,301
Short-Term Investments	–		1,248	–	1,248
Total Investments	$456,752		$1,372	$135	$458,259

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 179		$ –	$ –	$ 179

*	Amounts round to less than a thousand.

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2%

Aerospace & Defense – 1.2%

AAR Corp.	392,898	$12,773

Barnes Group, Inc.	135,314	6,956

Moog, Inc., Class A	151,431	13,167

Woodward, Inc.	41,001	3,891
		36,787

Apparel & Textile Products – 0.7%

Deckers Outdoor Corp. *	95,076	13,975

Movado Group, Inc.	115,504	4,202

Skechers U.S.A., Inc., Class A *	54,353	1,827
		20,004

Asset Management – 0.6%

Blucora, Inc. *	18,714	625

Boston Private Financial Holdings, Inc.	265,149	2,906

Kennedy-Wilson Holdings, Inc.	186,183	3,982

Stifel Financial Corp.	210,775	11,121

Waddell & Reed Financial, Inc., Class A	33,309	576
		19,210

Automotive – 1.2%

American Axle & Manufacturing Holdings, Inc. *	521,684	7,465

Cooper Tire & Rubber Co.	401,798	12,010

Cooper-Standard Holdings, Inc. *	41,543	1,951

Dana, Inc.	314,856	5,585

Modine Manufacturing Co. *	176,135	2,443

Standard Motor Products, Inc.	154,665	7,594

Superior Industries International, Inc.	2,430	12
		37,060

Banking – 18.1%

1st Source Corp.	18,308	822

Arrow Financial Corp.	14,979	493

Axos Financial, Inc. *	25,039	725

BancFirst Corp.	117,072	6,105

BancorpSouth Bank	579,860	16,364

BankFinancial Corp.	111,364	1,656

Banner Corp.	32,044	1,736

Berkshire Hills Bancorp, Inc.	109,618	2,986

Brookline Bancorp, Inc.	216,868	3,123

Capitol Federal Financial, Inc.	55,387	739

Cathay General Bancorp	560,271	18,999

Central Pacific Financial Corp.	37,016	1,068

Chemical Financial Corp.	319,259	13,141

City Holding Co.	124,563	9,490

CNB Financial Corp.	43,781	1,106

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Banking – 18.1% – continued

Columbia Banking System, Inc.	206,080	$6,737

Community Bank System, Inc.	184,014	10,998

Community Trust Bancorp, Inc.	160,666	6,597

CVB Financial Corp.	469,306	9,879

Dime Community Bancshares, Inc.	424,641	7,954

Enterprise Financial Services Corp.	57,571	2,347

Financial Institutions, Inc.	46,013	1,251

First Bancorp	89,816	3,122

First Busey Corp.	24,591	600

First Business Financial Services, Inc.	33,526	671

First Commonwealth Financial Corp.	148,788	1,875

First Defiance Financial Corp.	15,040	432

First Financial Bancorp	506,812	12,194

First Financial Corp.	117,905	4,952

First Interstate BancSystem, Inc., Class A	52,841	2,104

First Merchants Corp.	215,580	7,944

First Midwest Bancorp, Inc.	270,660	5,538

Flushing Financial Corp.	377,752	8,284

FNB Corp.	693,765	7,354

Fulton Financial Corp.	764,406	11,833

German American Bancorp, Inc.	64,307	1,891

Glacier Bancorp, Inc.	66,498	2,665

Great Southern Bancorp, Inc.	19,325	1,003

Great Western Bancorp, Inc.	268,094	8,469

Hancock Whitney Corp.	253,687	10,249

Heartland Financial USA, Inc.	136,341	5,815

Heritage Financial Corp.	81,355	2,452

HomeStreet, Inc. *	78,416	2,066

Hope Bancorp, Inc.	685,434	8,965

Independent Bank Corp.	172,563	13,979

International Bancshares Corp.	160,690	6,111

Investors Bancorp, Inc.	651,088	7,715

Lakeland Bancorp, Inc.	322,957	4,822

Lakeland Financial Corp.	157,402	7,118

Meridian Bancorp, Inc.	21,661	340

NBT Bancorp, Inc.	250,661	9,026

Northwest Bancshares, Inc.	532,440	9,035

OceanFirst Financial Corp.	136,403	3,282

OFG Bancorp	139,139	2,754

Old National Bancorp	439,533	7,208

Oritani Financial Corp.	118,464	1,970

Park National Corp.	40,017	3,792

Peapack Gladstone Financial Corp.	6,378	167

Pinnacle Financial Partners, Inc.	37,760	2,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Banking – 18.1% – continued

Preferred Bank	40,083	$1,803

Prosperity Bancshares, Inc.	86,546	5,977

Provident Financial Services, Inc.	765,069	19,808

Renasant Corp.	274,159	9,280

S&T Bancorp, Inc.	223,419	8,832

Sandy Spring Bancorp, Inc.	111,169	3,477

Sierra Bancorp	134,795	3,275

Simmons First National Corp., Class A	57,411	1,405

South State Corp.	122,908	8,400

Southside Bancshares, Inc.	86,244	2,866

Synovus Financial Corp.	166,682	5,727

Texas Capital Bancshares, Inc. *	158,157	8,634

Tompkins Financial Corp.	44,796	3,408

Towne Bank	200,612	4,965

TriCo Bancshares	144,644	5,683

TrustCo Bank Corp. NY	164,321	1,275

Trustmark Corp.	468,858	15,768

UMB Financial Corp.	243,907	15,620

Umpqua Holdings Corp.	449,320	7,414

Union Bankshares Corp.	158,573	5,127

United Bankshares, Inc.	620,587	22,490

United Community Banks, Inc.	128,728	3,209

United Community Financial Corp.	55,227	516

United Financial Bancorp, Inc.	344,909	4,949

Univest Financial Corp.	26,646	652

Valley National Bancorp	527,060	5,049

Washington Federal, Inc.	739,881	21,375

WesBanco, Inc.	180,274	7,166

Westamerica Bancorporation	21,776	1,346

Wintrust Financial Corp.	239,368	16,117

WSFS Financial Corp.	67,446	2,603
		538,394

Biotechnology & Pharmaceuticals – 0.8%

Acorda Therapeutics, Inc. *	207,114	2,752

Cambrex Corp. *	28,942	1,124

Emergent BioSolutions, Inc. *	99,809	5,042

Endo International PLC *	365,269	2,933

Mallinckrodt PLC *	213,227	4,636

PDL BioPharma, Inc. *	1,396,839	5,196

Phibro Animal Health Corp., Class A	7,848	259

Prestige Consumer Healthcare, Inc. *	21,249	636

Taro Pharmaceutical Industries Ltd.	16,066	1,737
		24,315

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Chemicals – 2.6%

H.B. Fuller Co.	228,286	$11,104

Innophos Holdings, Inc.	57,776	1,741

Innospec, Inc.	99,482	8,292

Kraton Corp. *	117,753	3,789

Materion Corp.	280,499	16,005

Minerals Technologies, Inc.	232,161	13,649

Rayonier Advanced Materials, Inc.	166,228	2,254

Rogers Corp. *	83,352	13,243

Sensient Technologies Corp.	112,530	7,629

Stepan Co.	9,002	788

Univar, Inc. *	10,966	243
		78,737

Commercial Services – 2.7%

ABM Industries, Inc.	401,412	14,591

Barrett Business Services, Inc.	31,542	2,439

CBIZ, Inc. *	124,951	2,529

Ennis, Inc.	326,652	6,781

FTI Consulting, Inc. *	317,560	24,395

Kforce, Inc.	72,529	2,547

Korn Ferry	313,992	14,061

Navigant Consulting, Inc.	201,781	3,929

TrueBlue, Inc. *	16,461	389

UniFirst Corp.	45,466	6,979

Viad Corp.	43,200	2,432
		81,072

Construction Materials – 0.5%

Boise Cascade Co.	152,281	4,075

Simpson Manufacturing Co., Inc.	159,610	9,460

Universal Forest Products, Inc.	26,382	789
		14,324

Consumer Products – 2.2%

Cal-Maine Foods, Inc.	57,252	2,555

Central Garden & Pet Co., Class A *	25,788	600

Darling Ingredients, Inc. *	626,027	13,553

Fresh Del Monte Produce, Inc.	28,842	780

Helen of Troy Ltd. *	73,105	8,477

Inter Parfums, Inc.	174,986	13,276

MGP Ingredients, Inc.	6,700	517

Nomad Foods Ltd. *	69,697	1,425

Sanderson Farms, Inc.	91,049	12,004

Universal Corp.	236,058	13,604
		66,791

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Consumer Services – 1.0%

Aaron’s, Inc.	279,325	$14,692

Adtalem Global Education, Inc. *	249,072	11,537

Regis Corp.*	177,925	3,500
		29,729

Containers & Packaging – 0.2%

Myers Industries, Inc.	298,315	5,104

Design, Manufacturing & Distribution – 2.2%

Benchmark Electronics, Inc.	477,934	12,546

Fabrinet *	84,072	4,402

Jabil, Inc.	70,206	1,867

Plexus Corp. *	268,222	16,348

SYNNEX Corp.	249,611	23,810

Tech Data Corp. *	53,229	5,451
		64,424

Distributors – Consumer Staples – 0.5%

Andersons (The), Inc.	354,163	11,415

Core-Mark Holding Co., Inc.	81,477	3,025
		14,440

Distributors – Discretionary – 1.5%

ePlus, Inc. *	14,872	1,317

G-III Apparel Group Ltd. *	19,663	786

Insight Enterprises, Inc. *	490,068	26,983

PC Connection, Inc.	250,263	9,177

ScanSource, Inc. *	174,370	6,246
		44,509

Electrical Equipment – 0.9%

Advanced Energy Industries, Inc. *	165,079	8,201

Belden, Inc.	163,799	8,796

Littelfuse, Inc.	1,681	307

Watts Water Technologies, Inc., Class A	124,553	10,066
		27,370

Engineering & Construction Services – 0.4%

Aegion Corp. *	238,033	4,182

Dycom Industries, Inc. *	12,233	562

EMCOR Group, Inc.	46,304	3,384

KBR, Inc.	56,195	1,073

Primoris Services Corp.	20,643	427

TopBuild Corp. *	14,239	923
		10,551

Forest & Paper Products – 0.5%

Mercer International, Inc.	538,589	7,276

Neenah, Inc.	44,647	2,874

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Forest & Paper Products – 0.5% – continued

P.H. Glatfelter Co.	229,697	$3,243

Schweitzer-Mauduit International, Inc.	41,068	1,590
		14,983

Gaming, Lodging & Restaurants – 0.9%

Belmond Ltd., Class A *	223,506	5,572

Boyd Gaming Corp.	45,075	1,233

Marriott Vacations Worldwide Corp.	125,618	11,745

Monarch Casino & Resort, Inc. *	24,064	1,057

St. Joe (The) Co. *	112,619	1,857

Texas Roadhouse, Inc.	91,090	5,665
		27,129

Hardware – 2.5%

ADTRAN, Inc.	185,668	2,544

Arlo Technologies, Inc. *	344,573	1,423

ARRIS International PLC *	74,212	2,346

Ciena Corp. *	429,392	16,033

Cubic Corp.	107,568	6,050

Digi International, Inc. *	101,975	1,292

Electronics For Imaging, Inc. *	150,156	4,039

Finisar Corp. *	675,951	15,662

Knowles Corp. *	342,745	6,043

Mercury Systems, Inc. *	111,330	7,134

NETGEAR, Inc. *	174,001	5,763

NetScout Systems, Inc. *	133,793	3,755

PC-Tel, Inc. *	40,999	205

Plantronics, Inc.	40,048	1,847

TTM Technologies, Inc. *	41,002	481
		74,617

Health Care Facilities & Services – 1.2%

Diplomat Pharmacy, Inc. *	258,126	1,500

LHC Group, Inc. *	54,646	6,058

Magellan Health, Inc. *	187,865	12,384

MedCath Corp. (1)*	106,845	—

National HealthCare Corp.	45,655	3,464

Select Medical Holdings Corp. *	318,182	4,483

Triple-S Management Corp., Class B *	349,285	7,971
		35,860

Home & Office Products – 1.1%

ACCO Brands Corp.	421,488	3,608

Beazer Homes USA, Inc. *	202,441	2,330

CSS Industries, Inc.	424	3

Hooker Furniture Corp.	118,701	3,422

Interface, Inc.	23,773	364

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Home & Office Products – 1.1% – continued

KB Home	115,811	$2,799

MDC Holdings, Inc.	109,257	3,175

Meritage Homes Corp. *	162,443	7,263

Steelcase, Inc., Class A	101,970	1,484

TRI Pointe Group, Inc. *	620,847	7,847
		32,295

Industrial Services – 0.3%

Applied Industrial Technologies, Inc.	32,101	1,909

Kaman Corp.	76,793	4,488

Systemax, Inc.	14,894	337

WESCO International, Inc. *	18,847	999
		7,733

Institutional Financial Services – 0.1%

GAIN Capital Holdings, Inc.	323,746	2,033

Virtu Financial, Inc., Class A	36,663	871
		2,904

Insurance – 5.7%

American Equity Investment Life Holding Co.	494,016	13,348

AMERISAFE, Inc.	112,267	6,669

Argo Group International Holdings Ltd.	53,947	3,812

Assurant, Inc.	21,023	1,995

CNO Financial Group, Inc.	710,791	11,501

EMC Insurance Group, Inc.	118,499	3,778

Employers Holdings, Inc.	327,899	13,152

Enstar Group Ltd. *	36,564	6,362

FBL Financial Group, Inc., Class A	83,704	5,250

Hanover Insurance Group (The), Inc.	17,026	1,944

Horace Mann Educators Corp.	386,010	13,591

Kemper Corp.	97,097	7,393

National General Holdings Corp.	132,684	3,149

Navigators Group (The), Inc.	178,245	12,454

NMI Holdings, Inc., Class A *	25,994	672

ProAssurance Corp.	110,445	3,823

Radian Group, Inc.	1,089,188	22,590

RLI Corp.	182,724	13,110

Selective Insurance Group, Inc.	303,286	19,192

United Fire Group, Inc.	147,958	6,467

Universal Insurance Holdings, Inc.	13,967	433
		170,685

Iron & Steel – 1.1%

Carpenter Technology Corp.	166,590	7,638

Cleveland-Cliffs, Inc.	744,088	7,434

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Iron & Steel – 1.1% – continued

Commercial Metals Co.	481,774	$8,229

Schnitzer Steel Industries, Inc., Class A	81,919	1,966

Warrior Met Coal, Inc.	229,907	6,989
		32,256

Leisure Products – 0.3%

Acushnet Holdings Corp.	29,945	693

Callaway Golf Co.	425,963	6,785
		7,478

Machinery – 1.2%

AGCO Corp.	31,870	2,217

Alamo Group, Inc.	30,927	3,091

Briggs & Stratton Corp.	156,980	1,857

CIRCOR International, Inc. *	600	20

Columbus McKinnon Corp.	74,137	2,547

Curtiss-Wright Corp.	36,495	4,136

Federal Signal Corp.	24,037	625

Hollysys Automation Technologies Ltd.	24,175	506

Hyster-Yale Materials Handling, Inc.	5,071	316

Kadant, Inc.	37,495	3,298

MTS Systems Corp.	6,263	341

Regal Beloit Corp.	102,094	8,358

Rexnord Corp. *	41,657	1,047

SPX FLOW, Inc. *	17,023	543

Standex International Corp.	91,299	6,701
		35,603

Manufactured Goods – 0.4%

AZZ, Inc.	10,400	426

Chart Industries, Inc. *	111,832	10,123

EnPro Industries, Inc.	8,651	557

Gibraltar Industries, Inc. *	12,720	517

Timken (The) Co.	31,202	1,361
		12,984

Media – 2.2%

Entercom Communications Corp., Class A	319,722	1,679

EW Scripps (The) Co., Class A	734,971	15,434

Hemisphere Media Group, Inc. *	84,035	1,185

Meredith Corp.	214,395	11,848

New Media Investment Group, Inc.	23,733	249

New York Times (The) Co., Class A	150,240	4,935

Scholastic Corp.	374,405	14,886

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Media – 2.2% – continued

Sinclair Broadcast Group, Inc., Class A	30,652	$1,180

TEGNA, Inc.	917,307	12,934
		64,330

Medical Equipment & Devices – 2.5%

AngioDynamics, Inc. *	325,859	7,449

Avanos Medical, Inc. *	260,262	11,108

CONMED Corp.	129,692	10,788

CryoLife, Inc. *	333,314	9,723

Integer Holdings Corp. *	187,674	14,154

Luminex Corp.	193,354	4,449

Myriad Genetics, Inc. *	361,830	12,013

Natus Medical, Inc. *	22,145	562

Orthofix Medical, Inc. *	52,442	2,958
		73,204

Metals & Mining – 0.5%

Encore Wire Corp.	55,757	3,191

Kaiser Aluminum Corp.	111,212	11,647
		14,838

Oil, Gas & Coal – 3.8%

Abraxas Petroleum Corp. *	183,307	229

Arch Coal, Inc., Class A	82,222	7,504

Callon Petroleum Co. *	1,242,586	9,382

Centennial Resource Development, Inc., Class A *	106,117	933

CNX Resources Corp. *	89,644	966

CVR Energy, Inc.	34,786	1,433

Delek U.S. Holdings, Inc.	385,309	14,033

Diamond Offshore Drilling, Inc. *	377,157	3,956

Dril-Quip, Inc. *	198,924	9,121

Exterran Corp. *	142,204	2,396

Gran Tierra Energy, Inc. *	154,347	350

Mammoth Energy Services, Inc.	17,914	298

Matrix Service Co. *	197,478	3,867

Natural Gas Services Group, Inc. *	181,589	3,143

Newpark Resources, Inc. *	902,480	8,267

Oasis Petroleum, Inc. *	286,211	1,729

Oil States International, Inc. *	53,092	900

Par Pacific Holdings, Inc. *	55,970	997

PBF Energy, Inc., Class A	44,339	1,381

PDC Energy, Inc. *	257,157	10,461

Peabody Energy Corp.	245,326	6,950

Rowan Cos. PLC, Class A *	484,455	5,227

SemGroup Corp., Class A	283,536	4,179

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Oil, Gas & Coal – 3.8% – continued

SM Energy Co.	44,721	$782

Southwestern Energy Co. *	235,339	1,104

SRC Energy, Inc. *	906,167	4,640

Thermon Group Holdings, Inc. *	124,381	3,049

Unit Corp. *	434,487	6,187

W&T Offshore, Inc. *	23,250	160
		113,624

Passenger Transportation – 0.1%

Hawaiian Holdings, Inc.	62,762	1,648

SkyWest, Inc.	20,747	1,126

Spirit Airlines, Inc. *	27,343	1,445
		4,219

Real Estate – 0.2%

McGrath RentCorp	101,880	5,763

Real Estate Investment Trusts – 11.5%

Acadia Realty Trust	317,692	8,663

Agree Realty Corp.	177,845	12,332

American Assets Trust, Inc.	95,078	4,360

Apple Hospitality REIT, Inc.	92,283	1,504

Blackstone Mortgage Trust, Inc., Class A	309,158	10,684

Brandywine Realty Trust	71,525	1,134

CareTrust REIT, Inc.	231,500	5,431

Chatham Lodging Trust	209,659	4,034

Chesapeake Lodging Trust	634,731	17,652

City Office REIT, Inc.	78,400	887

CorEnergy Infrastructure Trust, Inc.	41,427	1,522

Corporate Office Properties Trust	103,192	2,817

Cousins Properties, Inc.	1,275,132	12,318

DiamondRock Hospitality Co.	1,450,131	15,705

First Industrial Realty Trust, Inc.	392,418	13,876

Franklin Street Properties Corp.	201,342	1,448

GEO Group (The), Inc.	565,429	10,856

Getty Realty Corp.	97,800	3,133

Healthcare Realty Trust, Inc.	441,990	14,192

Hersha Hospitality Trust	49,956	856

Hospitality Properties Trust	65,844	1,732

Independence Realty Trust, Inc.	182,539	1,970

Industrial Logistics Properties Trust	121,414	2,449

Kite Realty Group Trust	80,751	1,291

Ladder Capital Corp.	457,394	7,785

Life Storage, Inc.	18,636	1,813

LTC Properties, Inc.	119,300	5,464

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Real Estate Investment Trusts – 11.5% – continued

Mack-Cali Realty Corp.	342,979	$7,614

Medical Properties Trust, Inc.	93,851	1,737

MFA Financial, Inc.	837,952	6,092

Monmouth Real Estate Investment Corp.	78,327	1,032

National Health Investors, Inc.	124,349	9,768

New York Mortgage Trust, Inc.	347,943	2,119

Office Properties Income Trust	62,820	1,736

One Liberty Properties, Inc.	121,339	3,519

Pebblebrook Hotel Trust	946,114	29,386

Physicians Realty Trust	472,329	8,885

Piedmont Office Realty Trust, Inc., Class A	376,202	7,844

PotlatchDeltic Corp.	199,357	7,534

PS Business Parks, Inc.	70,441	11,047

Retail Opportunity Investments Corp.	45,039	781

Retail Properties of America, Inc., Class A	87,934	1,072

Rexford Industrial Realty, Inc.	32,483	1,163

RPT Realty	793,883	9,535

Sabra Health Care REIT, Inc.	667,666	12,999

Spirit MTA REIT	17,083	111

Spirit Realty Capital, Inc.	34,167	1,357

Summit Hotel Properties, Inc.	313,547	3,578

Sunstone Hotel Investors, Inc.	928,808	13,375

Terreno Realty Corp.	166,875	7,015

Tier REIT, Inc.	158,209	4,534

Washington Prime Group, Inc.	566,819	3,203

Washington Real Estate Investment Trust	196,430	5,575

Weingarten Realty Investors	216,884	6,370

Winthrop Realty Trust *	35,149	10

Xenia Hotels & Resorts, Inc.	326,118	7,145
		342,044

Recreational Facilities & Services – 0.9%

International Speedway Corp., Class A	331,491	14,463

Marcus (The) Corp.	319,528	12,797
		27,260

Renewable Energy – 0.7%

Canadian Solar, Inc. *	23,436	437

EnerSys	86,454	5,633

Green Plains, Inc.	219,795	3,666

Renewable Energy Group, Inc. *	148,298	3,257

REX American Resources Corp. *	108,414	8,739
		21,732

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Retail – Consumer Staples – 0.2%

Ingles Markets, Inc., Class A	35,055	$968

PriceSmart, Inc.	22,366	1,317

SpartanNash Co.	18,408	292

Village Super Market, Inc., Class A	38,861	1,062

Weis Markets, Inc.	27,012	1,103
		4,742

Retail – Discretionary – 4.1%

Abercrombie & Fitch Co., Class A	27,249	747

American Eagle Outfitters, Inc.	180,250	3,996

AutoNation, Inc. *	36,787	1,314

Beacon Roofing Supply, Inc. *	27,247	876

BMC Stock Holdings, Inc. *	283,971	5,018

Boot Barn Holdings, Inc. *	80,448	2,368

Caleres, Inc.	113,149	2,794

Chico’s FAS, Inc.	51,202	219

Children’s Place (The), Inc.	26,576	2,585

Citi Trends, Inc.	43,770	845

Conn’s, Inc. *	64,764	1,481

Dick’s Sporting Goods, Inc.	33,130	1,220

Dillard’s, Inc., Class A	9,805	706

DSW, Inc., Class A	400,939	8,909

Ethan Allen Interiors, Inc.	150,828	2,885

FirstCash, Inc.	119,621	10,347

Foot Locker, Inc.	48,558	2,943

Genesco, Inc. *	150,252	6,844

Group 1 Automotive, Inc.	257,783	16,679

Haverty Furniture Cos., Inc.	189,720	4,151

Hertz Global Holdings, Inc. *	33,675	585

La-Z-Boy, Inc.	292,242	9,641

Office Depot, Inc.	2,063,043	7,489

Party City Holdco, Inc. *	38,635	307

Penske Automotive Group, Inc.	34,043	1,520

Rush Enterprises, Inc., Class A	256,993	10,745

Shoe Carnival, Inc.	248,618	8,460

Sonic Automotive, Inc., Class A	413,065	6,117
		121,791

Semiconductors – 1.6%

Amkor Technology, Inc. *	898,425	7,672

AVX Corp.	67,451	1,170

Cirrus Logic, Inc. *	60,968	2,565

Cohu, Inc.	113,743	1,678

CTS Corp.	385,248	11,315

Diodes, Inc. *	121,668	4,222

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Semiconductors – 1.6% – continued

FormFactor, Inc. *	120,407	$1,937

II-VI, Inc. *	64,583	2,405

KEMET Corp.	22,678	385

Kulicke & Soffa Industries, Inc.	28,289	625

Nanometrics, Inc. *	9,519	294

Photronics, Inc. *	477,590	4,513

Power Integrations, Inc.	35,486	2,482

Semtech Corp. *	50,357	2,564

Vishay Intertechnology, Inc.	188,133	3,475
		47,302

Software – 0.3%

Ebix, Inc.	57,060	2,817

Progress Software Corp.	142,662	6,330
		9,147

Specialty Finance – 2.1%

Air Lease Corp.	290,937	9,994

Encore Capital Group, Inc. *	152,754	4,159

Enova International, Inc. *	69,778	1,592

Essent Group Ltd. *	39,303	1,708

First American Financial Corp.	137,303	7,071

GATX Corp.	171,581	13,104

Marlin Business Services Corp.	17,074	367

MGIC Investment Corp. *	1,235,600	16,297

Nelnet, Inc., Class A	54,290	2,990

Ocwen Financial Corp. *	123,723	225

Walker & Dunlop, Inc.	12,336	628

World Acceptance Corp. *	24,397	2,858
		60,993

Technology Services – 2.5%

CACI International, Inc., Class A *	177,172	32,249

Conduent, Inc. *	84,331	1,166

CSG Systems International, Inc.	32,705	1,384

ICF International, Inc.	74,701	5,683

LiveRamp Holdings, Inc. *	279,437	15,249

ManTech International Corp., Class A	186,750	10,088

Perficient, Inc. *	186,749	5,115

Sykes Enterprises, Inc. *	144,016	4,073
		75,007

Telecom – 1.0%

ATN International, Inc.	31,119	1,755

EchoStar Corp., Class A *	19,313	704

Iridium Communications, Inc. *	556,196	14,706

Shenandoah Telecommunications Co.	53,333	2,366

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Telecom – 1.0% – continued

Telephone & Data Systems, Inc.	257,836	$7,923

United States Cellular Corp. *	20,882	958
		28,412

Transportation & Logistics – 2.4%

ArcBest Corp.	86,072	2,650

Ardmore Shipping Corp. *	241,373	1,487

DHT Holdings, Inc.	807,668	3,602

Echo Global Logistics, Inc. *	111,935	2,774

Frontline Ltd. *	754,341	4,873

GasLog Ltd.	32,337	564

Genesee & Wyoming, Inc., Class A *	24,819	2,163

Marten Transport Ltd.	178,223	3,178

Matson, Inc.	17,006	614

Mobile Mini, Inc.	563,875	19,138

Navigator Holdings Ltd. *	217,162	2,389

Ryder System, Inc.	21,225	1,316

Saia, Inc. *	108,317	6,618

Schneider National, Inc., Class B	37,900	798

SEACOR Holdings, Inc. *	46,768	1,977

Ship Finance International Ltd.	1,241,541	15,321

Teekay Corp.	41,912	164

Werner Enterprises, Inc.	29,027	991
		70,617

Transportation Equipment – 0.2%

Greenbrier (The) Cos., Inc.	164,152	5,291

Wabash National Corp.	23,096	313
		5,604

Utilities – 6.3%

ALLETE, Inc.	124,940	10,274

Black Hills Corp.	162,491	12,036

El Paso Electric Co.	122,022	7,177

IDACORP, Inc.	147,775	14,710

National Fuel Gas Co.	34,374	2,095

New Jersey Resources Corp.	236,700	11,785

NorthWestern Corp.	264,120	18,597

ONE Gas, Inc.	164,703	14,663

Ormat Technologies, Inc.	20,308	1,120

Otter Tail Corp.	204,958	10,211

Pattern Energy Group, Inc., Class A	234,500	5,159

PNM Resources, Inc.	438,809	20,773

Portland General Electric Co.	345,787	17,926

SJW Group	8,849	546

Southwest Gas Holdings, Inc.	303,457	24,962

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Utilities – 6.3% – continued

Spire, Inc.	169,447	$13,944

Unitil Corp.	45,700	2,476
		188,454

Waste & Environment Services & Equipment – 0.5%

Clean Harbors, Inc. *	22,638	1,619

ESCO Technologies, Inc.	73,624	4,935

Tetra Tech, Inc.	117,051	6,975
		13,529
Total Common Stocks
(Cost $2,049,095)		2,859,960

MASTER LIMITED PARTNERSHIPS – 0.2%

Asset Management – 0.2%

Compass Diversified Holdings	368,488	5,782
Total Master Limited Partnerships
(Cost $4,822)		5,782

RIGHTS – 0.0%

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (2)*	237,199	124
Total Rights
(Cost $475)		124

OTHER – 0.0%

Escrow DLB Oil & Gas (1)*	2,100	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (3)(4)	101,338,655	101,339
Total Investment Companies
(Cost $101,339)		101,339

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 2.45%, 7/18/19 (5)(6)	$6,909	$6,860
Total Short-Term Investments
(Cost $6,859)		6,860

Total Investments – 100.1%
(Cost $2,162,590)		2,974,065

Liabilities less Other Assets – (0.1%)		(1,614)
NET ASSETS – 100.0%		$2,972,451

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Level 3 asset.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2019 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	492	$37,977	Long	6/19	$(21)

E-Mini S&P 500	473	67,114	Long	6/19	1,400

Total					$1,379

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	3.7%
Consumer Discretionary	9.4
Consumer Staples	2.6
Energy	5.5
Financials	28.2
Health Care	4.6
Industrials	12.2
Information Technology	11.4
Materials	4.6
Real Estate	11.2
Utilities	6.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Real Estate Investment Trusts	$342,034	$10	$–	$342,044
All Other Industries (1)	2,517,916	–	–	2,517,916
Total Common Stocks	2,859,950	10	–	2,859,960
Master Limited Partnerships (1)	5,782	–	–	5,782
Rights (1)	–	–	124	124
Investment Companies	101,339	–	–	101,339
Short-Term Investments	–	6,860	–	6,860
Total Investments	$2,967,071	$6,870	$124	$2,974,065

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,400	$–	$–	$1,400
Liabilities
Futures Contracts	(21)	–	–	(21)
Total Other Financial Instruments	$1,379	$–	$–	$1,379

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8%

Aerospace & Defense – 3.9%

Boeing (The) Co.	2,430	$927

General Dynamics Corp.	924	156

Lockheed Martin Corp.	1,388	417
		1,500

Apparel & Textile Products – 1.6%

Capri Holdings Ltd. *	158	7

NIKE, Inc., Class B	4,112	347

VF Corp.	2,923	254
		608

Asset Management – 2.3%

Ameriprise Financial, Inc.	1,939	248

BlackRock, Inc.	26	11

Charles Schwab (The) Corp.	7,410	317

Franklin Resources, Inc.	3,245	108

T. Rowe Price Group, Inc.	1,983	198
		882

Automotive – 0.3%

Aptiv PLC	1,541	123

Banking – 5.1%

Bank of America Corp.	12,305	339

Citigroup, Inc.	10,755	669

Comerica, Inc.	487	36

Fifth Third Bancorp	6,813	172

First Republic Bank	439	44

JPMorgan Chase & Co.	6,253	633

SVB Financial Group *	151	34
		1,927

Biotechnology & Pharmaceuticals – 6.9%

AbbVie, Inc.	3,350	270

Amgen, Inc.	672	128

Biogen, Inc. *	792	187

Bristol-Myers Squibb Co.	1,572	75

Celgene Corp. *	536	51

Gilead Sciences, Inc.	3,903	254

Johnson & Johnson	3,014	421

Merck & Co., Inc.	11,780	980

Perrigo Co. PLC	1,252	60

Pfizer, Inc.	4,855	206

Zoetis, Inc.	134	13
		2,645

Chemicals – 1.5%

3M Co.	2,011	418

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8% – continued

Chemicals – 1.5% – continued

Avery Dennison Corp.	1,218	$137

PPG Industries, Inc.	149	17
		572

Commercial Services – 1.5%

Ecolab, Inc.	1,355	239

ManpowerGroup, Inc.	2,760	228

Robert Half International, Inc.	1,595	104
		571

Consumer Products – 5.6%

Clorox (The) Co.	1,243	199

Coca-Cola (The) Co.	2,534	119

Colgate-Palmolive Co.	3,103	213

Herbalife Nutrition Ltd. *	570	30

Hershey (The) Co.	278	32

Kellogg Co.	2,629	151

Keurig Dr. Pepper, Inc.	833	23

Kimberly-Clark Corp.	1,642	203

PepsiCo, Inc.	4,896	600

Procter & Gamble (The) Co.	5,419	564
		2,134

Consumer Services – 0.1%

Graham Holdings Co., Class B	59	40

Distributors – Consumer Staples – 0.3%

Bunge Ltd.	2,354	125

Sysco Corp.	108	7
		132

Electrical Equipment – 1.6%

General Electric Co.	15,199	152

Ingersoll-Rand PLC	990	107

Lennox International, Inc.	468	123

Rockwell Automation, Inc.	1,316	231
		613

Gaming, Lodging & Restaurants – 1.5%

Darden Restaurants, Inc.	1,483	180

Domino’s Pizza, Inc.	274	71

Marriott International, Inc., Class A	1,670	209

McDonald’s Corp.	631	120
		580

Hardware – 6.8%

Apple, Inc.	8,325	1,581

Cisco Systems, Inc.	5,295	286

F5 Networks, Inc. *	397	62

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8% – continued

Hardware – 6.8% – continued

HP, Inc.	9,767	$190

Motorola Solutions, Inc.	950	133

NetApp, Inc.	1,078	75

Xerox Corp.	1,772	57

Zebra Technologies Corp., Class A *	1,026	215
		2,599

Health Care Facilities & Services – 3.5%

AmerisourceBergen Corp.	2,105	167

Cardinal Health, Inc.	3,278	158

HCA Healthcare, Inc.	1,471	192

Henry Schein, Inc. *	2,844	171

Humana, Inc.	763	203

McKesson Corp.	794	93

Premier, Inc., Class A *	4,381	151

UnitedHealth Group, Inc.	799	198
		1,333

Home & Office Products – 0.2%

Tempur Sealy International, Inc. *	536	31

Toll Brothers, Inc.	1,735	63
		94

Industrial Services – 0.3%

W.W. Grainger, Inc.	317	95

Institutional Financial Services – 1.3%

Bank of New York Mellon (The) Corp.	2,522	127

Goldman Sachs Group (The), Inc.	1,578	303

Morgan Stanley	1,018	43

State Street Corp.	551	36
		509

Insurance – 2.7%

Aflac, Inc.	3,796	190

Allstate (The) Corp.	2,736	258

Aon PLC	1,401	239

Loews Corp.	1,095	52

Marsh & McLennan Cos., Inc.	413	39

Travelers (The) Cos., Inc.	1,718	236
		1,014

Iron & Steel – 0.4%

Nucor Corp.	2,699	158

Machinery – 1.9%

AGCO Corp.	696	49

Caterpillar, Inc.	3,176	430

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8% – continued

Machinery – 1.9% – continued

Illinois Tool Works, Inc.	1,480	$213

Toro (The) Co.	266	18
		710

Media – 7.4%

Alphabet, Inc., Class A *	940	1,106

Alphabet, Inc., Class C *	466	547

Booking Holdings, Inc. *	100	175

Facebook, Inc., Class A *	2,628	438

Netflix, Inc. *	517	184

Sirius XM Holdings, Inc.	17,260	98

TripAdvisor, Inc. *	606	31

TWDC Enterprises 18 Corp.	2,372	263
		2,842

Medical Equipment & Devices – 3.6%

Agilent Technologies, Inc.	2,664	214

Hologic, Inc. *	3,014	146

IDEXX Laboratories, Inc. *	613	137

Medtronic PLC	1,266	115

Mettler-Toledo International, Inc. *	313	226

PerkinElmer, Inc.	1,735	167

ResMed, Inc.	736	77

Thermo Fisher Scientific, Inc.	430	118

Waters Corp. *	672	169
		1,369

Oil, Gas & Coal – 4.0%

Baker Hughes a GE Co.	4,224	117

Cheniere Energy, Inc. *	845	58

ConocoPhillips	4,666	311

Halliburton Co.	3,122	91

National Oilwell Varco, Inc.	2,393	64

ONEOK, Inc.	1,299	91

PBF Energy, Inc., Class A	5,008	156

Phillips 66	1,420	135

Pioneer Natural Resources Co.	105	16

RPC, Inc.	8,036	92

Schlumberger Ltd.	4,594	200

Valero Energy Corp.	2,520	214
		1,545

Real Estate – 0.1%

Jones Lang LaSalle, Inc.	346	53

Real Estate Investment Trusts – 3.4%

American Tower Corp.	1,657	327

AvalonBay Communities, Inc.	1,007	202

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8% – continued

Real Estate Investment Trusts – 3.4% – continued

Boston Properties, Inc.	987	$132

Host Hotels & Resorts, Inc.	1,942	37

Liberty Property Trust	4,945	239

Park Hotels & Resorts, Inc.	297	9

Prologis, Inc.	3,134	226

Public Storage	56	12

Simon Property Group, Inc.	469	85

UDR, Inc.	458	21
		1,290

Retail – Consumer Staples – 0.3%

Kroger (The) Co.	4,350	107

Retail – Discretionary – 6.9%

Best Buy Co., Inc.	3,625	258

eBay, Inc.	4,169	155

Foot Locker, Inc.	2,892	175

Gap (The), Inc.	1,774	46

Home Depot (The), Inc.	4,672	897

Kohl’s Corp.	727	50

Lowe’s Cos., Inc.	3,936	431

Tiffany & Co.	1,338	141

TJX (The) Cos., Inc.	3,523	187

Tractor Supply Co.	639	63

Williams-Sonoma, Inc.	3,821	215
		2,618

Semiconductors – 3.4%

Applied Materials, Inc.	4,440	176

Intel Corp.	3,493	188

KLA-Tencor Corp.	290	35

Lam Research Corp.	100	18

NVIDIA Corp.	1,666	299

Texas Instruments, Inc.	5,395	572
		1,288

Software – 7.2%

Activision Blizzard, Inc.	1,109	50

Adobe, Inc. *	322	86

Citrix Systems, Inc.	726	72

Covetrus, Inc. *	1,067	34

Electronic Arts, Inc. *	1,592	162

Intuit, Inc.	1,372	359

Manhattan Associates, Inc. *	905	50

Microsoft Corp.	11,773	1,388

Oracle Corp.	2,330	125

Teradata Corp. *	3,900	170

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.8% – continued

Software – 7.2% – continued

Veeva Systems, Inc., Class A *	494	$63

VMware, Inc., Class A	1,041	188
		2,747

Specialty Finance – 5.6%

Ally Financial, Inc.	2,168	60

American Express Co.	4,187	458

Credit Acceptance Corp. *	81	37

Jack Henry & Associates, Inc.	294	41

Mastercard, Inc., Class A	5,243	1,234

Visa, Inc., Class A	1,334	208

Western Union (The) Co.	4,558	84
		2,122

Technology Services – 4.2%

Accenture PLC, Class A	3,468	610

Broadridge Financial Solutions, Inc.	792	82

Cognizant Technology Solutions Corp., Class A	240	17

Conduent, Inc. *	1,163	16

FactSet Research Systems, Inc.	1,154	287

International Business Machines Corp.	3,211	453

Moody’s Corp.	434	79

S&P Global, Inc.	292	62
		1,606

Telecom – 0.6%

Verizon Communications, Inc.	3,735	221

Transportation & Logistics – 0.6%

Expeditors International of Washington, Inc.	3,256	247

Transportation Equipment – 0.8%

Allison Transmission Holdings, Inc.	661	30

Cummins, Inc.	1,702	269

Wabtec Corp.	76	5
		304

Utilities – 2.4%

CenterPoint Energy, Inc.	4,427	136

Edison International	3,149	195

Exelon Corp.	6,047	303

NextEra Energy, Inc.	799	154

UGI Corp.	2,073	115
		903
Total Common Stocks
(Cost $36,018)		38,101

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.1%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (1)(2)	10,086	$10
Total Investment Companies
(Cost $10)		10

Total Investments – 99.9%
(Cost $36,028)		38,111

Other Assets less Liabilities – 0.1%		57
NET ASSETS – 100.0%		$38,168

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.1%
Consumer Discretionary	11.1
Consumer Staples	6.2
Energy	4.1
Financials	13.9
Health Care	14.3
Industrials	11.1
Information Technology	23.8
Materials	1.5
Real Estate	3.5
Utilities	2.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$38,101	$–	$–	$38,101
Investment Companies	10	–	–	10
Total Investments	$38,111	$–	$–	$38,111

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Value, Small Cap Core, Small Cap Value and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019

otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2019, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Income Equity	Long	Liquidity

International Equity	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Value	Long	Liquidity

At March 31, 2019, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds was approximately $208,000, $273,000, $149,000, $1,248,000 and $6,860,000, respectively. At March 31, 2019, the aggregate fair value of foreign currencies to cover margin requirements for open positions for the International Equity Fund was approximately $178,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2019.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Fund is authorized to waive the redemption fee for certain types of redemptions as described in the Fund’s prospectus.

Redemption fees were less than $1,000 for the fiscal years ended March 31, 2019 and March 31, 2018 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 9—Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Income Equity	Monthly

International Equity	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Small Cap Core	Annually

Small Cap Value	Annually

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019

reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

International Equity	$(139)	$139	$–

Small Cap Core	1	(1)	–

Small Cap Value	(18)	18	–

U.S. Quality ESG	(12)	–	12

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2018 through the fiscal year ended March 31, 2019, the following Fund incurred net capital losses and/or late year ordinary losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Income Equity	$863

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2019, the U.S. Quality ESG Fund utilized approximately $12,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

International Equity	$12,084	$6,190

Large Cap Value	–	3,600

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Income Equity	$130	$5,066	$38,859

International Equity	6,938	–	(9,801)

Large Cap Core	99	1,216	46,048

Large Cap Value	782	–	(1,428)

Small Cap Core	3,427	25,869	143,220

Small Cap Value	8,071	2,046	805,453

U.S. Quality ESG	39	425	1,427

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Income Equity	$4,786	$21,474

International Equity	5,000	–

Large Cap Core	4,363	2,200

Large Cap Value	1,300	–

Small Cap Core	2,724	2,175

Small Cap Value	21,227	270,107

U.S. Quality ESG	480	252

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Income Equity	$4,293	$12,586

International Equity	3,000	–

Large Cap Core	5,336	1,062

Large Cap Value	2,181	–

Small Cap Core	4,389	16,022

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Small Cap Value	$46,114	$298,269

U.S. Quality ESG	92	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In addition to the ordinary income distribution, during the fiscal year ended March 31, 2019, the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income for U.S. Quality ESG in the amount of approximately $12,000.

As of March 31, 2019, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

During the fiscal year ended March 31, 2019, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Income Equity	$616	3.28%

International Equity	1,084	3.12

Large Cap Core	200	3.50

Large Cap Value	300	3.52

U.S. Quality ESG	744	3.45

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2019.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019

Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the U.S. Quality ESG Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

International Equity	0.48%	0.50%

Large Cap Core	0.44%	0.45%

Large Cap Value	0.53%	0.55%

Small Cap Core	0.63%	0.65%

Small Cap Value	0.95%	1.00%

U.S. Quality ESG	0.41%	0.43%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION

Income Equity	0.95%	0.922%	0.894%	1.00%

The contractual reimbursement arrangements of each Fund are expected to continue until at least July 31, 2019. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. LITIGATION PROCEEDS

During the fiscal year ended March 31, 2019, the Income Equity Fund received proceeds of approximately $772,000 relating to class action proceeds. The proceeds have been included in “Net realized gains (losses) on investments” on the Statement of Operations and Statement of Changes in Net Assets.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The Income Equity Fund discloses an amount of approximately $1,155,000 as an Other Payable in its Statement of Assets and Liabilities. This amount relates to class action proceeds received in the name of a common trust fund that converted into the Income Equity Fund. The proceeds had been placed in the Fund’s custody and accounting books and records with an off-setting payable in the accounting books and records as of March 31, 2019, pending a determination related to the Fund’s rights to the proceeds. On April 30, 2019, the placement of the proceeds was determined to be appropriate and the proceeds were placed in the Fund.

7. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.
The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

8. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Income Equity	$–	$84,673	$–	$121,599

International Equity	–	134,790	–	171,068

Large Cap Core	–	113,385	–	121,374

Large Cap Value	–	83,794	–	91,481

Small Cap Core	–	96,466	–	120,518

Small Cap Value	–	515,701	–	1,088,018

U.S. Quality ESG	–	28,727	–	15,437

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REITs and PFICs.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Income Equity	$ 41,661	$ (2,801)	$ 38,860	$ 148,527
International Equity	7,196	(16,985)	(9,789)	210,679
Large Cap Core	49,803	(3,756)	46,047	199,107
Large Cap Value	3,041	(4,469)	(1,428)	86,990
Small Cap Core	148,536	(5,317)	143,219	315,219
Small Cap Value	907,692	(102,239)	805,453	2,169,991
U.S. Quality ESG	2,470	(1,042)	1,428	36,683

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	1,391	$19,495	1,981	$23,113	(4,437)	$(59,901)	(1,065)	$(17,293)
International Equity	3,014	26,808	92	771	(7,212)	(67,126)	(4,106)	(39,547)
Large Cap Core	1,116	21,049	289	5,274	(1,705)	(32,735)	(300)	(6,412)
Large Cap Value	651	10,110	69	997	(1,181)	(19,193)	(461)	(8,086)
Small Cap Core	3,812	96,051	160	3,564	(4,250)	(110,354)	(278)	(10,739)
Small Cap Value	24,406	535,657	15,846	282,541	(48,755)	(1,103,631)	(8,503)	(285,433)
U.S. Quality ESG	3,017	32,827	37	365	(1,814)	(19,617)	1,240	13,575

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	1,695		$24,126		1,014	$14,560	(4,365)	$(61,872)	(1,656)	$(23,186)
International Equity	10,206		101,718		41	420	(1,456)	(14,597)	8,791	87,541
Large Cap Core	7,106	*	125,673	*	283	5,302	(1,917)	(34,976)	5,472	95,999
Large Cap Value	294		4,669		98	1,593	(887)	(13,948)	(495)	(7,686)
Small Cap Core	2,446		61,800		735	18,934	(5,302)	(132,931)	(2,121)	(52,197)
Small Cap Value	29,195		700,466		14,130	334,326	(44,864)	(1,072,383)	(1,539)	(37,591)
U.S. Quality ESG**	2,178		22,623		6	67	–	–	2,184	22,690

*	Numbers include assets received in connection with fund reorganization of approximately 6,394,000 in shares sold and $112,529,000 in proceeds from shares sold.
**	Commenced investment operations on October 2, 2017.

10. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$1,606	$38,937	$38,383	$–	$–	$33	$2,160	2,160

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,332	25,752	26,551	–	–	11	533	533

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	451	25,251	24,905	–	–	27	797	797

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$483	$13,248	$11,384	$–	$–	$23	$2,347	2,347

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	6,317	97,976	85,992	–	–	201	18,301	18,301

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	50,643	428,510	377,814	–	–	1,564	101,339	101,339

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	–	28,820	28,810	–	–	6	10	10

11. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2019:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Income Equity	Equity contracts	Net Assets – Net unrealized appreciation	$40	*	Net Assets – Net unrealized depreciation	$–

					Outstanding options written, at value	(12)

International Equity	Equity contracts	Net Assets – Net unrealized appreciation	30	*	Net Assets – Net unrealized depreciation	(9	)*

Large Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	20	*	Net Assets – Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	40	*	Net Assets – Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	179	*	Net Assets – Net unrealized depreciation	–

Small Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	1,400	*	Net Assets – Net unrealized depreciation	(21	)*

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2019:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(99)

	Equity contracts	Net realized gains (losses) on options written	545

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	90

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	391

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	103

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	885

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(3,538)

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	(7)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$97

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	38

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	53

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	41

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	61

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	338

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,263

Volume of derivative activity for the fiscal year ended March 31, 2019*:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Income Equity	97	$947

International Equity	164	351

Large Cap Core	59	399

Large Cap Value	50	335

Small Cap Core	78	1,921

Small Cap Value	119	6,896

U.S. Quality ESG	3	602

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures and written option equity contracts.
**	Amounts in thousands.

12. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

13. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy. On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued MARCH 31, 2019

with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc.et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. The Second Circuit has not taken any further action.

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. It is expected that the Plaintiff in the Committee Action will seek appellate review of both the decision granting the motion to dismiss and decision denying the motion for leave to amend in the Second Circuit Court of Appeals.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

14. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

15. NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and U.S. Quality ESG Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund; the related statement of operations for the year ended March 31, 2019, and the statements of changes in net assets and the financial highlights for the year ended March 31, 2019, and the period from October 2, 2017 (commencement of operations) through March 31, 2018, for U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Quality ESG Fund as of March 31, 2019, and the results of its operations for the year ended March 31, 2019, and the changes in net assets and financial highlights for the year ended March 31, 2019, and for the period from October 2, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Income Equity	$1.524249
Large Cap Core	0.173003
Small Cap Core	0.126771
Small Cap Value	1.988490
U.S. Quality ESG	0.085045

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2019 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Income Equity	86.69%
Large Cap Core	100.00%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	100.00%
U.S. Quality ESG	100.00%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
International Equity	$0.0351	$0.3721

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2019:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Income Equity	$ 5,066
Large Cap Core	1,216
Small Cap Core	25,869
Small Cap Value	2,046
U.S. Quality ESG	425

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2018:

QDI PERCENTAGE
Income Equity	100.00%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	100.00%
U.S. Quality ESG	100.00%

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SHAREHOLDER MEETING RESULTS MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD
Therese M. Bobek	17,848,259,502.142	60,151,369.599
Mark G. Doll	17,837,611,403.775	70,799,467.966
Sandra Polk Guthman	17,827,972,827.529	80,438,044.212
Thomas A. Kloet	17,838,253,061.217	70,157,810.524
David R. Martin	17,830,027,812.404	78,383,059.337
Cynthia R. Plouché	17,835,803,612.482	72,607,259.259
Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144
Darek Wojnar	17,839,889,785.968	68,521,085.773

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018 – 3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 76), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 80), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	1.02%	$1,000.00	$971.10	$5.01
Hypothetical	1.02%	$1,000.00	$1,019.85	$5.14

INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.52%	$1,000.00	$960.50	$2.54
Hypothetical	0.52%	$1,000.00	$1,022.34	$2.62

LARGE CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.47%	$1,000.00	$967.30	$2.31
Hypothetical	0.47%	$1,000.00	$1,022.59	$2.37

LARGE CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.60%	$1,000.00	$981.40	$2.96
Hypothetical	0.60%	$1,000.00	$1,021.94	$3.02

SMALL CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.66%	$1,000.00	$920.30	$3.16
Hypothetical	0.66%	$1,000.00	$1,021.64	$3.33

SMALL CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	1.00%	$1,000.00	$920.10	$4.79
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019 (UNAUDITED)

U.S. QUALITY ESG

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.43%	$1,000.00	$972.00	$2.11
Hypothetical	0.43%	$1,000.00	$1,022.79	$2.17

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company—26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management—Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

INCOME EQUITY FUND[2]	SMALL CAP CORE FUND[2,6]
INTERNATIONAL EQUITY FUND[1,2,3,4,5,6]	SMALL CAP VALUE FUND[2,6]
LARGE CAP CORE FUND[2,4,5]	U.S. QUALITY ESG FUND[2,4,5,7]
LARGE CAP VALUE FUND[2,4,5,6]

1  Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

NORTHERN EQUITY INDEX FUNDS

ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

42	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

53	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbol: NSRIX

66	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

80	MID CAP INDEX FUND
Ticker Symbol: NOMIX

87	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

113	STOCK INDEX FUND
Ticker Symbol: NOSIX

121	NOTES TO THE FINANCIAL STATEMENTS

134	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

135	TAX INFORMATION

136	SHAREHOLDER MEETING RESULTS

137	FUND EXPENSES

139	TRUSTEES AND OFFICERS

143	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned -8.34% during the 12-month reporting period ended March 31, 2019, compared with the -7.41% return of the Fund’s benchmark, the MSCI Emerging Markets IndexSM. Emerging equities underperformed their developed market counterparts as represented by the MSCI World Index, which returned 4.01% for the reporting period.

The top-performing sectors in the benchmark index during the reporting period were energy and real estate, returning 9.96% and -0.96%, respectively. Health care and communication services were the bottom-performing sectors, with returns of -23.36% and -11.88%, respectively. The top-performing countries were Qatar and India, returning 22.20% and 6.75%, respectively. Turkey and Pakistan trailed with returns of -39.90% and -36.10%, respectively.

Emerging markets struggled compared with their developed market counterparts for the first half of the reporting period. Investors were concerned about global trade policies, the geopolitical landscape and the strengthening U.S. dollar. Oil prices increased, which should have helped emerging markets but did not prove sufficient to counteract the drawdowns. When broader equity markets fell sharply during the fourth quarter of 2018, emerging markets outperformed their developed counterparts as the U.S. Federal Reserve adopted a more dovish stance for 2019 following its December 2018 interest rate hike, easing monetary policy concerns. Emerging market momentum then reversed during the first quarter of 2019 as emerging market currency valuations were hurt by global central banks’ pivot toward a more accommodative monetary stance. The Fund underperformed relative to its benchmark due to fair value pricing and the Fund’s expense ratio. This was partially offset by positive impact from dividend tax differential.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06

EMERGING MARKETS EQUITY INDEX FUND	(8.34)%	3.33%	8.28%	3.49%

MSCI EMERGING MARKETS INDEXSM	(7.41)	3.68	8.94	4.26

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 10.55% during the 12-month reporting period ended March 31, 2019, compared with the Fund’s benchmark, the MSCI ACWI® IMI Core Real Estate Index, which returned 10.37% for the period. Global real estate outperformed the broader global equity market, represented by the MSCI World Index, which returned 4.01% for the period. The Fund’s outperformance versus the benchmark index was driven by positive impact from dividend tax differential. The Fund’s underperformance relative to its benchmark was driven by fair value pricing and the Fund’s expense ratio.

The top-performing countries in the Fund during the reporting period were Indonesia and Greece, returning 5.70% and 3.74%, respectively. Russia and Qatar trailed with returns of -2.50% and -1.92%, respectively.

Global real estate markets experienced a strong 12 months and outperformed U.S. domestic and international equities. Real estate underperformed the broader equity market during the first half of the reporting period, but rebounded strongly in the second half of the period. Coming off a strong 2017, global equity markets began the reporting period with a pullback in the second quarter of 2018. Europe and Japan underperformed as investors were concerned about the economic strength of Europe and the wave of populism across the European Continent. Global trade policies also weighed on the markets as the United States has threatened to increase tariffs on several trading partners. Europe’s underperformance continued throughout the reporting period due to concerns surrounding Italy’s future growth and unresolved Brexit plans in the U.K. In the fourth quarter of 2018, global equity markets fell significantly on investor worries regarding continued interest rate increases and trade. Global equity markets then rebounded sharply during the first quarter of 2019 to post the highest quarterly returns since 2010, with central banks shifting to a more dovish stance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06

GLOBAL REAL ESTATE INDEX FUND	10.55%	6.68%	13.71%	3.95%

FTSE® EPRA® /NAREIT® GLOBAL INDEX *	11.38	6.62	13.76	4.22

MSCI® ACWI® IMI Core Real Estate Index *	10.37	6.96	13.90	4.33

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*Effective July 31, 2018, the benchmark for the Global Real Estate Index Fund changed from FTSE® EPRA®/NAREIT® Global Index to MSCI®ACWI®IMI Core Real Estate Index in order to better align with the investment adviser’s view of the investable universe in the real estate sector and to provide additional representation of real estate investment trusts and broader market capitalization.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

THE MSCI® ACWI® IMI CORE REAL ESTATE INDEX is a free float- adjusted market capitalization-weighted index that consists of large, mid and small-cap stocks engaged in the ownership, development and management of specific core property type real estate. As of May 31, 2018, the MSCI® ACWI® IMI Core Real Estate Index consisted of 47 countries worldwide, comprising 23 developed and 24 emerging market countries. As of May 31, 2018, the developed market countries included were: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2018, the emerging market countries included were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned 4.48% during the 12-month reporting period ended March 31, 2019, compared with the 4.47% return of the Fund’s benchmark, the MSCI World ESG Leaders IndexSM . Sustainable equities outperformed broader developed markets represented by the MSCI World Index, which returned 4.01% for the period. The Fund’s performance was positively impacted by the dividend tax differential. The Fund’s underperformance relative to its benchmark was driven by fair value pricing and the Fund’s expense ratio.

The top-performing sectors in the Fund during the reporting period were utilities and information technology, returning 17.48% and 14.88%, respectively. Financials and materials were the bottom-performing sectors, with returns of -6.39% and -3.44%, respectively. The top-performing countries were New Zealand and the United States, returning 15.15% and 10.17%, respectively. Austria and Italy trailed with returns of -18.89% and -13.84%, respectively.

Coming off a strong 2017, global equity markets began the reporting period with a pullback in the second quarter of 2018. Europe and Japan underperformed as investors were concerned about the economic strength of Europe and the wave of populism across the European Continent. Global trade policies also weighed on the markets as the United States has threatened to increase tariffs on several trading partners. Europe’s underperformance continued throughout the reporting period due to concerns surrounding Italy’s future growth and unresolved Brexit plans in the U.K. In the fourth quarter of 2018, global equity markets fell significantly on investor worries regarding continued interest rate increases and trade. Global equity markets then rebounded sharply during the first quarter of 2019 to post the highest quarterly returns since 2010, with central banks shifting to a more dovish stance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/05/08

GLOBAL SUSTAINABILITY INDEX FUND	4.48%	6.64%	12.32%	5.56%

MSCI WORLD ESG LEADERS INDEXSM	4.47	6.50	12.34	5.65

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI World ESG Leaders IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large and mid-cap developed market companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned -4.04% during the 12-month reporting period ended March 31, 2019, compared with the -3.71% return of the Fund’s benchmark, the MSCI EAFE® Index. International equities underperformed U.S. markets as represented by the S&P 500® Index, which returned 9.50% for the period.

The top-performing Fund sectors during the reporting period were utilities and health care, returning 9.40% and 8.14%, respectively. Financials and consumer discretionary were the bottom-performing sectors, with returns of -12.13% and -10.63%, respectively. The top performing countries were New Zealand and Israel, returning 18.59% and 10.15%, respectively. Austria and Belgium trailed with returns of -22.58% and -14.57%, respectively. The Fund underperformed relative to its benchmark due to fair value pricing and the Fund’s expense ratio. This was partially offset by positive impact from dividend tax differential.

Developed ex-U.S. equity markets underperformed global markets, as U.S. returns were stronger than those in Europe or the Asia-Pacific region. Coming off a strong 2017, global equity markets began the reporting period with a pullback in the second quarter of 2018. Europe and Japan underperformed as investors were concerned about the economic strength of Europe and the wave of populism across the European Continent. Global trade policies also weighed on the markets as the United States has threatened to increase tariffs on several trading partners. Europe’s underperformance continued throughout the period due to concerns surrounding Italy’s future growth and unresolved Brexit plans in the U.K. In the fourth quarter of 2018, global equity markets fell significantly on investor worries regarding continued interest rate increases and trade. Global equity markets then rebounded sharply during the first quarter of 2019 to post the highest quarterly returns since 2010, with central banks shifting to a more dovish stance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

INTERNATIONAL EQUITY INDEX FUND	(4.04)%	2.25%	8.78%	4.09%

MSCI EAFE® INDEX	(3.71)	2.33	8.96	4.28

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned 2.38% for the 12-month reporting period ended March 31, 2019, compared with the 2.59% return of the Fund’s benchmark, the S&P MidCap 400® Index. Mid-cap equities underperformed large caps as represented by the S&P 500® Index, which returned 9.50% for the same time period.

The top-performing sectors during the reporting period were utilities and communication services, returning 22.07% and 18.88%, respectively. Energy and financials were the bottom-performing sectors, with returns of -8.93% and -8.64%, respectively.

For the 12-month reporting period ended March 31, 2019, headlines were dominated by talk of tariffs and trade wars between the United States and its major trade partners, especially China and Europe. Over the first half of the period, investor sentiment was bolstered by strength in corporate earnings, with favorable impacts from tax reform adding to growth. The S&P 500 Index reached an all-time high during the third quarter of 2018. The U.S. Federal Reserve’s (“Fed”) policy of gradual interest rate increases continued in September 2018, with another 25-basis-point hike, pushing yields higher and bolstering the U.S. dollar. In the fourth quarter 2018, equity markets reversed course and fell substantially, leading to their first negative annual return in a decade. Investor fears regarding the global trade war and the path of interest rates were the main drivers of negative sentiment. In December 2018, the Fed increased interest rates by a quarter of a percentage point but lowered expectations for additional increases in 2019. Investors viewed the dovish pivot from the Fed as supportive of risk assets, and stocks once again reversed course, with a strong start for equity markets in the first quarter of 2019. The Fund underperformed relative to its benchmark due generally to the Fund’s expense ratio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

MID CAP INDEX FUND	2.38%	8.10%	16.05%	9.14%

S&P MIDCAP 400® INDEX	2.59	8.29	16.28	9.44

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 1.97% during the 12-month reporting period ended March 31, 2019, compared with the Fund’s benchmark, the Russell 2000® Index, which returned 2.05% for the period. Small-cap equities underperformed large-cap stocks as represented by the S&P 500® Index, which returned 9.50% for the period.

The top-performing sectors in the Fund during the reporting period were utilities and communication services, returning 21.32% and 17.62%, respectively. Energy and materials were the bottom-performing sectors, with returns of -17.54% and -9.83%, respectively.

For the 12-month reporting period ended March 31, 2019, headlines were dominated by talk of tariffs and trade wars between the United States and its major trade partners, especially China and Europe. Over the first half of the reporting period, investor sentiment was bolstered by strength in corporate earnings, with favorable impacts from tax reform adding to growth. The S&P 500 Index reached an all-time high during the third quarter of 2018. The U.S. Federal Reserve’s (“Fed”) policy of gradual interest rate increases continued in September 2018, with another 25-basis-point hike, pushing yields higher and bolstering the U.S. dollar. In the fourth quarter 2018, equity markets reversed course and fell substantially, leading to their first negative annual return in a decade. Investor fears regarding the global trade war and the path of interest rates were the main drivers of negative sentiment. In December 2018, the Fed increased interest rates by a quarter of a percentage point but lowered expectations for additional increases in 2019. Investors viewed the dovish pivot from the Fed as supportive of risk assets, and stocks once again reversed course, with a strong start for equity markets in the first quarter of 2019. The Fund underperformed relative to its benchmark due generally to the Fund’s expense ratio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99

SMALL CAP INDEX FUND	1.97%	6.93%	15.17%	7.71%

RUSSELL 2000® INDEX	2.05	7.05	15.36	8.19

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 9.38% during the 12-month reporting period ended March 31, 2019, compared with the Fund’s benchmark, the S&P 500® Index, which returned 9.50% for the period. U.S. equities outperformed international markets as represented by the MSCI EAFE® Index, which returned -3.71% for the period.

The top-performing sectors during the reporting period were real estate and utilities, returning 21.00% and 19.33%, respectively. Financials and materials were the bottom-performing sectors, with returns of -4.66% and -0.42%, respectively.

For the 12-month reporting period ended March 31, 2019, headlines were dominated by talk of tariffs and trade wars between the United States and its major trade partners, especially China and Europe. Over the first half of the reporting period, investor sentiment was bolstered by strength in corporate earnings, with favorable impacts from U.S. tax reform adding to growth. The S&P 500 Index reached an all-time high during the third quarter 2018. The U.S. Federal Reserve’s (“Fed”) policy of gradual interest rate increases continued in September 2018, with another 25-basis-point hike, pushing yields higher and bolstering the U.S. dollar. In the fourth quarter 2018, equity markets reversed course and fell substantially, leading to their first negative annual return in a decade. Investor fears regarding the global trade war and the path of interest rates were the main drivers of negative sentiment. In December 2018, the Fed increased interest rates by a quarter of a percentage point but lowered expectations for additional increases in 2019. Investors viewed the dovish pivot from the Fed as supportive of risk assets, and stocks once again reversed course, with a strong start for equity markets in the first quarter of 2019. The Fund underperformed relative to its benchmark due generally to the Fund’s expense ratio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96

STOCK INDEX FUND	9.38%	10.79%	15.76%	8.08%

S&P 500® INDEX	9.50	10.91	15.92	8.53

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$2,760,600	$2,070,425
Investments in affiliates, at value	23,521	7,610
Cash held at broker (restricted $1,651, $965 and $708, respectively)	2,273	1,673
Foreign currencies held at broker, at value (restricted $19, $455 and $4,602, respectively)	–	133	(1)
Foreign currencies, at value (cost $2,686, $2,530, $2,260 and $15,852, respectively)	2,701	2,538
Interest income receivable	–	1
Dividend income receivable	7,706	7,501
Receivable for foreign tax reclaims	95	1,572
Receivable for securities sold	–	637
Receivable for variation margin on futures contracts	315	115
Receivable for fund shares sold	1,810	1,689
Receivable from investment adviser	56	12
Unrealized appreciation on forward foreign currency exchange contracts	115	9
Prepaid and other assets	5	3
Total Assets	2,799,197	2,093,918
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	3	9
Payable for securities purchased	3,393	270
Payable for variation margin on futures contracts	–	2
Payable for fund shares redeemed	1,314	2,119
Payable to affiliates:
Management fees	111	160
Custody fees	45	36
Shareholder servicing fees	212	30
Transfer agent fees	8	6
Trustee fees	7	6
Deferred foreign capital gains tax payable	3,224	–
Accrued other liabilities	75	47
Total Liabilities	8,392	2,685
Net Assets	$2,790,805	$2,091,233
ANALYSIS OF NET ASSETS:
Capital stock	$2,565,584	$1,686,315
Distributable earnings	225,221	404,918
Net Assets	$2,790,805	$2,091,233
Shares Outstanding ($.0001 par value, unlimited authorization)	238,544	189,329
Net Asset Value, Redemption and Offering Price Per Share	$11.70	$11.05
Investments, at cost	$2,092,960	$1,571,043
Investments in affiliates, at cost	23,521	7,610

(1)	Costs associated with foreign currencies held at broker are $133, $1,101 and $5,322, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2019

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$611,878		$5,247,775		$2,226,049	$1,153,076	$8,435,950
18,789		21,583		70,849	12,735	71,333
894		–		–	–	–
1,097	(1)	5,277	(1)	–	–	–
2,276		15,889		–	–	–
–		–		–	–	–
1,307		26,695		2,236	1,317	7,700
507		17,283		–	–	–
–		–		–	160	–
196		604		114	35	638
1,744		3,014		949	624	2,672
8		65		10	19	43
9		96		–	–	–
3		16		4	5	10
638,708		5,338,297		2,300,211	1,167,971	8,518,346

26		241		–	–	–
1		2,371		4,813	105	86
4		3		2	114	13
325		1,540		503	568	5,813

22		184		57	29	130
14		82		13	22	25
–		49		17	4	27
2		15		6	3	24
2		15		6	6	24
–		–		–	–	–
28		112		58	28	143
424		4,612		5,475	879	6,285
$638,284		$5,333,685		$2,294,736	$1,167,092	$8,512,061

$533,857		$4,971,283		$1,830,134	$854,708	$4,064,541
104,427		362,402		464,602	312,384	4,447,520
$638,284		$5,333,685		$2,294,736	$1,167,092	$8,512,061
45,702		449,778		127,838	94,616	259,976
$13.97		$11.86		$17.95	$12.34	$32.74
$507,545		$4,339,929		$1,768,764	$833,385	$3,944,874
18,697		21,583		70,849	12,735	68,664

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$74,882	(1)	$66,282 (1)
Dividend income from investments in affiliates	441		253
Interest income	67		21
Total Investment Income	75,390		66,556
EXPENSES:
Management fees	5,960		7,251
Custody fees	2,590		1,667
Transfer agent fees	426		272
Registration fees	70		29
Printing fees	38		66
Professional fees	85		59
Shareholder servicing fees	591		128
Trustee fees	42		21
Interest expense	26		1
Other	96		49
Total Expenses	9,924		9,543
Less expenses reimbursed by investment adviser	(1,288)		(428)
Net Expenses	8,636		9,115
Net Investment Income	66,754		57,441
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(116,721)		38,138
Investments in affiliates	–		–
Futures contracts	(5,794)		240
Foreign currency transactions	(1,012)		(466)
Forward foreign currency exchange contracts	324		(85)
Net changes in unrealized appreciation (depreciation) on:
Investments	(246,160	)(2)	100,400
Investments in affiliates	–		–
Futures contracts	856		597
Foreign currency translations	111		(218)
Forward foreign currency exchange contracts	107		(8)
Net Gains (Losses)	(368,289)		138,598
Net Increase (Decrease) in Net Assets Resulting from Operations	$(301,535)		$196,039

(1)	Net of $9,161, $2,905, $575, $16,249, $5, and $1, respectively, in non-reclaimable foreign withholding taxes.
(2)	Net of deferred foreign capital gains tax of $608.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2019

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$11,454 (1)	$191,915 (1)	$34,720 (1)	$15,621 (1)	$159,247
222	481	1,121	450	2,816
3	–	90	38	204
11,679	192,396	35,931	16,109	162,267

835	10,186	3,037	1,632	6,525
454	5,129	290	258	858
70	849	350	188	1,223
25	58	41	40	72
13	66	34	13	98
44	187	72	44	169
63	197	105	31	100
10	83	31	10	105
–	6	–	–	1
21	172	63	23	184
1,535	16,933	4,023	2,239	9,335
(119)	(2,567)	(447)	(333)	(947)
1,416	14,366	3,576	1,906	8,388
10,263	178,030	32,355	14,203	153,879

5,554	(114,928)	118,481	88,632	115,096
–	–	–	–	173
153	1,718	(8,800)	(1,510)	(9,405)
(241)	(2,969)	–	–	–
(131)	(2,488)	–	–	–

11,408	(330,846)	(108,975)	(89,381)	464,233
(62)	–	–	–	(1,145)
401	1,527	1,792	338	3,391
(47)	(971)	–	–	–
–	(39)	–	–	–
17,035	(448,996)	2,498	(1,921)	572,343
$27,298	$(270,966)	$34,853	$12,282	$726,222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2019	2018	2019	2018
OPERATIONS:
Net investment income	$66,754	$56,374	$57,441	$60,765
Net realized gains (losses) (Note 6)	(123,203)	(3,347)	37,827	10,787
Net change in unrealized appreciation (depreciation)	(245,086)	536,915	100,771	57,684
Net Increase (Decrease) in Net Assets Resulting from Operations	(301,535)	589,942	196,039	129,236
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(97,750)	421,332	76,764	(75,556)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(97,750)	421,332	76,764	(75,556)
DISTRIBUTIONS PAID (Note 13):
Distributable earnings	(64,999)	–	(63,125)	–
From net investment income	–	(53,000)	–	(61,922)
From net realized gains	–	–	–	–
Total Distributions Paid	(64,999)	(53,000)	(63,125)	(61,922)
Total Increase (Decrease) in Net Assets	(464,284)	958,274	209,678	(8,242)
NET ASSETS:
Beginning of year	3,255,089	2,296,815	1,881,555	1,889,797
End of year	$2,790,805	$3,255,089	$2,091,233	$1,881,555
Accumulated Undistributed Net Investment Income (Loss) (Note 13):	$–	$(8,576)	$–	$(43,509)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$10,263	$7,217	$178,030	$144,053	$32,355	$30,636	$14,203	$12,512	$153,879	$148,411
5,335	4,536	(118,667)	25,533	109,681	135,303	87,122	59,822	105,864	306,852
11,700	29,220	(330,329)	547,211	(107,183)	68,501	(89,043)	61,555	466,479	589,446
27,298	40,973	(270,966)	716,797	34,853	234,440	12,282	133,889	726,222	1,044,709

225,919	74,163	(434,683)	1,237,375	111,935	76,817	56,177	(24,995)	348,877	(541,344)
225,919	74,163	(434,683)	1,237,375	111,935	76,817	56,177	(24,995)	348,877	(541,344)

(14,836)	–	(170,000)	–	(172,086)	–	(116,131)	–	(350,787)	–
–	(6,979)	–	(146,505)	–	(28,387)	–	(12,714)	–	(147,595)
–	(4,661)	–	–	–	(138,799)	–	(64,973)	–	(112,600)
(14,836)	(11,640)	(170,000)	(146,505)	(172,086)	(167,186)	(116,131)	(77,687)	(350,787)	(260,195)
238,381	103,496	(875,649)	1,807,667	(25,298)	144,071	(47,672)	31,207	724,312	243,170

399,903	296,407	6,209,334	4,401,667	2,320,034	2,175,963	1,214,764	1,183,557	7,787,749	7,544,579
$638,284	$399,903	$5,333,685	$6,209,334	$2,294,736	$2,320,034	$1,167,092	$1,214,764	$8,512,061	$7,787,749
$–	$1,793	$–	$17,907	$–	$7,782	$–	$2,059	$–	$2,925

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.10	$10.68	$9.28	$10.86	$11.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.24	0.20	0.22	0.26
Net realized and unrealized gains (losses)	(1.41)	2.40	1.38	(1.58)	(0.27)
Total from Investment Operations	(1.11)	2.64	1.58	(1.36)	(0.01)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.22)	(0.18)	(0.22)	(0.29)
Total Distributions Paid	(0.29)	(0.22)	(0.18)	(0.22)	(0.29)
Net Asset Value, End of Year	$11.70	$13.10	$10.68	$9.28	$10.86
Total Return(2)	(8.20)%	24.84%	17.30%	(12.38)%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,790,805	$3,255,089	$2,296,815	$1,552,904	$1,718,336
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.35%	0.34%	0.35%	0.35%	0.44%
Net investment income, net of reimbursements and credits(3)	2.35%	2.00%	1.95%	2.36%	2.30%
Net investment income, before reimbursements and credits	2.30%	1.96%	1.90%	2.31%	2.16%
Portfolio Turnover Rate	54.69%	27.03%	30.14%	34.20%	23.08%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $31,000, $34,000, $32,000, $15,000, and $3,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.35	$9.99	$10.08	$10.41	$9.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.33	0.25	0.27	0.32
Net realized and unrealized gains (losses)	0.72	0.38	0.02	(0.31)	0.96
Total from Investment Operations	1.06	0.71	0.27	(0.04)	1.28
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.36)	(0.35)	(0.36)	(0.29)	(0.26)
Total Distributions Paid	(0.36)	(0.35)	(0.36)	(0.29)	(0.26)
Net Asset Value, End of Year	$11.05	$10.35	$9.99	$10.08	$10.41
Total Return(2)	10.55%	7.10%	2.81%	(0.25)%	13.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,091,233	$1,881,555	$1,889,797	$1,910,722	$1,788,089
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before reimbursements and credits	0.53%	0.53%	0.53%	0.53%	0.57%
Net investment income, net of reimbursements and credits(3)	3.17%	3.21%	2.52%	2.59%	2.98%
Net investment income, before reimbursements and credits	3.14%	3.18%	2.49%	2.56%	2.91%
Portfolio Turnover Rate	27.17%	9.53%	5.96%	8.55%	5.98%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $16,000, $24,000, $28,000, and $4,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.84	$12.59	$11.47	$12.29	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.27	0.27	0.24	0.22
Net realized and unrealized gains (losses)	0.29	1.42	1.26	(0.63)	0.47
Total from Investment Operations	0.56	1.69	1.53	(0.39)	0.69
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)	(0.26)	(0.27)	(0.22)	(0.27)
From net realized gains	(0.17)	(0.18)	(0.14)	(0.21)	—
Total Distributions Paid	(0.43)	(0.44)	(0.41)	(0.43)	(0.27)
Net Asset Value, End of Year	$13.97	$13.84	$12.59	$11.47	$12.29
Total Return(2)	4.48%	13.38%	13.55%	(3.11)%	5.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$638,284	$399,903	$296,407	$242,860	$220,201
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.31%	0.31%	0.31%
Expenses, before reimbursements and credits	0.33%	0.34%	0.36%	0.37%	0.47%
Net investment income, net of reimbursements and credits(3)	2.21%	2.08%	2.19%	2.13%	2.02%
Net investment income, before reimbursements and credits	2.18%	2.04%	2.14%	2.07%	1.86%
Portfolio Turnover Rate	9.10%	5.64%	19.30%	16.97%	5.99%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $14,000, $10,000, $7,000, $4,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.77	$11.39	$10.49	$11.78	$12.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.30	0.33	0.29	0.39
Net realized and unrealized gains (losses) (Note 6)	(0.93)	1.40 (1)	0.91	(1.29)	(0.57)
Total from Investment Operations	(0.54)	1.70	1.24	(1.00)	(0.18)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.37)	(0.32)	(0.34)	(0.29)	(0.45)
Total Distributions Paid	(0.37)	(0.32)	(0.34)	(0.29)	(0.45)
Net Asset Value, End of Year	$11.86	$12.77	$11.39	$10.49	$11.78
Total Return(3)	(3.89)%	14.88%	12.07%	(8.50)%	(1.30)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,333,685	$6,209,334	$4,401,667	$4,241,254	$4,244,015
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.25%	0.25%	0.25%	0.25%	0.26%
Expenses, before reimbursements and credits	0.30%	0.30%	0.30%	0.29%	0.39%
Net investment income, net of reimbursements and credits(4)	3.15%	2.58%	2.98%	2.76%	2.91%
Net investment income, before reimbursements and credits	3.10%	2.53%	2.93%	2.72%	2.78%
Portfolio Turnover Rate	26.95%	31.54%	28.03%	30.80%	48.57%

(1)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $36,000, $55,000, $32,000, $19,000 and $6,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$19.17	$18.59	$16.39	$18.43	$17.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.26	0.23	0.23	0.21
Net realized and unrealized gains (losses)	(0.04)	1.76	3.12	(0.97)	1.81
Total from Investment Operations	0.23	2.02	3.35	(0.74)	2.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.24)	(0.24)	(0.23)	(0.21)
From net realized gains	(1.17)	(1.20)	(0.91)	(1.07)	(0.78)
Total Distributions Paid	(1.45)	(1.44)	(1.15)	(1.30)	(0.99)
Net Asset Value, End of Year	$17.95	$19.17	$18.59	$16.39	$18.43
Total Return(1)	2.38%	10.80%	20.71%	(3.71)%	11.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,294,736	$2,320,034	$2,175,963	$1,689,719	$1,664,307
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.17%	0.18%	0.18%	0.18%	0.26%
Net investment income, net of reimbursements and credits(2)	1.39%	1.35%	1.35%	1.38%	1.27%
Net investment income, before reimbursements and credits	1.37%	1.32%	1.32%	1.35%	1.16%
Portfolio Turnover Rate	20.59%	16.02%	19.71%	20.43%	17.87%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $77,000, $44,000, $87,000, $38,000 and $8,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.60	$12.97	$10.70	$12.67	$12.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.15	0.14	0.13	0.13
Net realized and unrealized gains (losses)	(0.11)	1.38	2.64	(1.37)	0.82
Total from Investment Operations	0.05	1.53	2.78	(1.24)	0.95
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.15)	(0.13)	(0.14)	(0.13)
From net realized gains	(1.16)	(0.75)	(0.38)	(0.59)	(0.53)
Total Distributions Paid	(1.31)	(0.90)	(0.51)	(0.73)	(0.66)
Net Asset Value, End of Year	$12.34	$13.60	$12.97	$10.70	$12.67
Total Return(1)	1.97%	11.68%	26.11%	(9.91)%	8.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,167,092	$1,214,764	$1,183,557	$953,884	$1,055,543
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.18%	0.18%	0.18%	0.26%
Net investment income, net of reimbursements and credits(2)	1.13%	1.04%	1.16%	1.13%	1.14%
Net investment income, before reimbursements and credits	1.10%	1.01%	1.13%	1.10%	1.03%
Portfolio Turnover Rate	20.81%	13.03%	19.37%	18.80%	17.34%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $25,000, $28,000, $22,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$31.35	$28.44	$24.94	$25.41	$23.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.61	0.58	0.53	0.54	0.46
Net realized and unrealized gains (losses)	2.18	3.35	3.68	(0.13)	2.45
Total from Investment Operations	2.79	3.93	4.21	0.41	2.91
LESS DISTRIBUTIONS PAID:
From net investment income	(0.61)	(0.57)	(0.52)	(0.55)	(0.46)
From net realized gains	(0.79)	(0.45)	(0.19)	(0.33)	(0.21)
Total Distributions Paid	(1.40)	(1.02)	(0.71)	(0.88)	(0.67)
Net Asset Value, End of Year	$32.74	$31.35	$28.44	$24.94	$25.41
Total Return(1)	9.38%	13.87%	17.06%	1.70%	12.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,512,061	$7,787,749	$7,544,579	$7,011,831	$6,969,686
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before reimbursements and credits	0.11%	0.12%	0.11%	0.11%	0.18%
Net investment income, net of reimbursements and credits(2)	1.89%	1.86%	1.98%	2.14%	1.89%
Net investment income, before reimbursements and credits	1.88%	1.84%	1.97%	2.13%	1.81%
Portfolio Turnover Rate	6.68%	6.76%	3.88%	5.46%	3.03%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $185,000, $153,000, $61,000, $72,000 and $35,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1)

Australia – 0.0%

MMG Ltd. *	1,188,000	$483

Brazil – 4.4%

Ambev S.A.	2,358,560	10,138

Ambev S.A. ADR	92,154	396

Atacadao Distribuicao Comercio e Industria Ltda. *	201,000	1,031

B2W Cia Digital *	95,600	1,025

B3 S.A. – Brasil Bolsa Balcao *	1,069,482	8,708

Banco Bradesco S.A. *	522,963	4,995

Banco do Brasil S.A. *	448,144	5,549

Banco Santander Brasil S.A.	213,836	2,383

Banco Santander Brasil S.A. ADR	3,583	40

BB Seguridade Participacoes S.A.	371,101	2,493

BR Malls Participacoes S.A. *	430,890	1,375

BRF S.A. *	282,520	1,625

CCR S.A.	636,200	1,903

Centrais Eletricas Brasileiras S.A. *	107,500	1,002

Cia de Saneamento Basico do Estado de Sao Paulo *	176,771	1,880

Cia Siderurgica Nacional S.A. *	321,290	1,329

Cielo S.A.	621,639	1,504

Cosan S.A.	84,747	917

Embraer S.A.	358,362	1,697

Engie Brasil Energia S.A.	102,247	1,121

Equatorial Energia S.A.	85,814	1,750

Hypera S.A. *	176,258	1,166

IRB Brasil Resseguros S/A	75,100	1,745

JBS S.A.	487,736	2,011

Klabin S.A.	357,541	1,551

Kroton Educacional S.A.	747,552	2,001

Localiza Rent a Car S.A. *	304,187	2,541

Lojas Renner S.A.	377,014	4,193

M Dias Branco S.A. *	51,300	562

Magazine Luiza S.A.	38,700	1,698

Multiplan Empreendimentos Imobiliarios S.A. *	157,738	941

Natura Cosmeticos S.A.	99,814	1,146

Petrobras Distribuidora S.A.	179,300	1,060

Petroleo Brasileiro S.A. *	1,508,178	11,945

Petroleo Brasileiro S.A. ADR *	18,767	299

Porto Seguro S.A.	50,508	694

Raia Drogasil S.A. *	121,407	2,016

Rumo S.A. *	561,800	2,729

Sul America S.A.	106,285	802

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Brazil – 4.4% continued

Suzano Papel e Celulose S.A.	285,256	$3,373

TIM Participacoes S.A.	429,936	1,304

Ultrapar Participacoes S.A.	188,624	2,256

Vale S.A.	1,647,269	21,516

WEG S.A.	433,724	1,994
		122,404

Chile – 0.9%

Aguas Andinas S.A., Class A	1,353,630	770

Banco de Chile	13,458,455	1,981

Banco de Credito e Inversiones S.A.	25,705	1,643

Banco Santander Chile	33,997,440	2,557

Cencosud S.A.	724,619	1,254

Cia Cervecerias Unidas S.A.	76,593	1,097

Colbun S.A.	4,251,401	961

Empresa Nacional de Telecomunicaciones S.A.	74,696	778

Empresas CMPC S.A.	656,863	2,317

Empresas COPEC S.A.	204,997	2,603

Enel Americas S.A.	14,802,580	2,632

Enel Chile S.A.	14,184,267	1,486

Enel Chile S.A. ADR	3,072	16

Itau CorpBanca	75,474,647	665

Latam Airlines Group S.A.	153,126	1,628

S.A.C.I. Falabella	387,491	2,881
		25,269

China – 28.3%

3SBio, Inc. (2)	664,000	1,306

51job, Inc. ADR *	13,747	1,071

58.com, Inc. ADR *	48,400	3,179

AAC Technologies Holdings, Inc.	388,000	2,295

AECC Aviation Power Co. Ltd., Class A	8,800	35

Agile Group Holdings Ltd.	818,000	1,326

Agricultural Bank of China Ltd., Class A	578,500	321

Agricultural Bank of China Ltd., Class H	15,119,367	6,972

Air China Ltd., Class A	16,900	27

Air China Ltd., Class H	952,705	1,172

Aisino Corp., Class A	7,500	31

Alibaba Group Holding Ltd. ADR *	673,521	122,884

Aluminum Corp. of China Ltd., Class A *	129,800	81

Aluminum Corp. of China Ltd., Class H *	1,947,435	717

Angang Steel Co. Ltd., Class A	84,700	72

Angang Steel Co. Ltd., Class H	530,000	387

Anhui Conch Cement Co. Ltd., Class A	27,700	158

Anhui Conch Cement Co. Ltd., Class H	634,575	3,876

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

ANTA Sports Products Ltd.	568,432	$3,866

Anxin Trust Co. Ltd., Class A	26,089	28

Autohome, Inc. ADR *	30,736	3,231

AVIC Aircraft Co. Ltd., Class A	10,900	28

Avic Capital Co. Ltd., Class A	37,900	34

AVIC Shenyang Aircraft Co. Ltd., Class A *	14,200	69

AviChina Industry & Technology Co. Ltd., Class H	1,025,313	654

BAIC Motor Corp. Ltd., Class H (2)	902,000	589

Baidu, Inc. ADR *	143,679	23,685

Bank of Beijing Co. Ltd., Class A	143,000	132

Bank of China Ltd., Class A	361,500	203

Bank of China Ltd., Class H	41,216,652	18,690

Bank of Communications Co. Ltd., Class A	298,700	278

Bank of Communications Co. Ltd., Class H	4,627,117	3,790

Bank of Guiyang Co. Ltd., Class A	48,000	93

Bank of Hangzhou Co. Ltd., Class A	20,720	27

Bank of Jiangsu Co. Ltd., Class A	108,488	115

Bank of Nanjing Co. Ltd., Class A	97,796	115

Bank of Ningbo Co. Ltd., Class A	45,700	144

Bank of Shanghai Co. Ltd., Class A	74,370	133

Baoshan Iron & Steel Co. Ltd., Class A	125,696	135

Baozun, Inc. ADR *	19,592	814

BBMG Corp., Class A	179,000	118

BBMG Corp., Class H	1,185,000	435

Beijing Capital Co. Ltd., Class A	127,400	79

Beijing Capital International Airport Co. Ltd., Class H	826,000	784

Beijing Shiji Information Technology Co. Ltd., Class A	16,000	78

Beijing Tongrentang Co. Ltd., Class A	5,600	25

BOE Technology Group Co. Ltd., Class A	299,300	174

BYD Co. Ltd., Class A	15,900	127

BYD Co. Ltd., Class H	340,199	2,050

BYD Electronic International Co. Ltd.	346,500	447

CAR, Inc. *	389,000	336

CGN Power Co. Ltd., Class H (2)	5,534,000	1,544

Changjiang Securities Co. Ltd., Class A	25,000	28

China Cinda Asset Management Co. Ltd., Class H	4,481,000	1,246

China CITIC Bank Corp. Ltd., Class A	26,400	25

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

China CITIC Bank Corp. Ltd., Class H	4,596,286	$2,927

China Coal Energy Co. Ltd., Class H	994,000	412

China Communications Construction Co. Ltd., Class A	11,000	21

China Communications Construction Co. Ltd., Class H	2,328,287	2,408

China Communications Services Corp. Ltd., Class H	1,217,035	1,088

China Conch Venture Holdings Ltd.	837,500	3,000

China Construction Bank Corp., Class A	108,900	113

China Construction Bank Corp., Class H	49,937,693	42,809

China Eastern Airlines Corp. Ltd., Class A	36,500	38

China Eastern Airlines Corp. Ltd., Class H	756,000	527

China Everbright Bank Co. Ltd., Class A	289,200	177

China Everbright Bank Co. Ltd., Class H	1,258,000	594

China Evergrande Group	1,375,411	4,572

China Film Co. Ltd., Class A	7,800	21

China Fortune Land Development Co. Ltd., Class A	31,500	146

China Galaxy Securities Co. Ltd., Class H	1,833,000	1,205

China Gezhouba Group Co. Ltd., Class A	84,900	92

China Grand Automotive Services Co. Ltd., Class A	19,200	15

China Hongqiao Group Ltd.	1,206,000	909

China Huarong Asset Management Co. Ltd., Class H (2)	5,240,000	1,115

China Huishan Dairy Holdings Co. Ltd. (3)*	1,922,380	–

China International Capital Corp. Ltd., Class H (2)	541,200	1,253

China International Marine Containers Group Co. Ltd., Class A	47,000	104

China International Travel Service Corp. Ltd., Class A	13,300	139

China Life Insurance Co. Ltd., Class A	13,500	57

China Life Insurance Co. Ltd., Class H	3,859,544	10,382

China Literature Ltd. (2)*	137,000	643

China Longyuan Power Group Corp. Ltd., Class H	1,625,473	1,131

China Medical System Holdings Ltd.	763,000	741

China Merchants Bank Co. Ltd., Class A	153,279	773

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

China Merchants Bank Co. Ltd., Class H	2,025,433	$9,842

China Merchants Securities Co. Ltd., Class A	52,900	138

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	42,600	146

China Minsheng Banking Corp. Ltd., Class A	269,840	255

China Minsheng Banking Corp. Ltd., Class H	3,281,654	2,383

China Molybdenum Co. Ltd., Class A	166,200	115

China Molybdenum Co. Ltd., Class H	1,836,000	767

China National Building Material Co. Ltd., Class H	1,980,000	1,561

China National Chemical Engineering Co. Ltd., Class A	19,700	19

China National Nuclear Power Co. Ltd., Class A	103,398	93

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	13,600	23

China Oilfield Services Ltd., Class H	1,000,757	1,081

China Oriental Group Co. Ltd.	530,000	333

China Pacific Insurance Group Co. Ltd., Class A	47,700	243

China Pacific Insurance Group Co. Ltd., Class H	1,380,937	5,418

China Petroleum & Chemical Corp., Class A	184,600	158

China Petroleum & Chemical Corp., Class H	13,244,628	10,445

China Railway Construction Corp. Ltd., Class A	78,600	135

China Railway Construction Corp. Ltd., Class H	1,038,500	1,360

China Railway Group Ltd., Class H	2,022,827	1,845

China Railway Signal & Communication Corp. Ltd., Class H (2)	730,000	580

China Reinsurance Group Corp. Class H	2,808,000	594

China Resources Pharmaceutical Group Ltd. (2)	822,000	1,162

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	38,000	163

China Shenhua Energy Co. Ltd., Class A	28,100	82

China Shenhua Energy Co. Ltd., Class H	1,744,636	3,986

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

China Shipbuilding Industry Co. Ltd., Class A	200,100	$174

China Shipbuilding Industry Group Power Co. Ltd., Class A	6,100	24

China South Publishing & Media Group Co. Ltd., Class A	35,800	69

China Southern Airlines Co. Ltd., Class A	83,900	107

China Southern Airlines Co. Ltd., Class H	894,530	790

China Spacesat Co. Ltd., Class A	27,400	103

China State Construction Engineering Corp. Ltd., Class A	315,680	289

China Telecom Corp. Ltd., Class H	7,128,339	3,959

China Tower Corp. Ltd., Class H (2)*	20,828,000	4,836

China United Network Communications Ltd., Class A	219,100	222

China Vanke Co. Ltd., Class A	72,200	331

China Vanke Co. Ltd., Class H	655,172	2,754

China Yangtze Power Co. Ltd., Class A	111,600	281

China Zhongwang Holdings Ltd.	828,800	452

Chongqing Changan Automobile Co. Ltd., Class A	14,900	18

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,236,434	713

CIFI Holdings Group Co. Ltd.	1,824,605	1,383

CITIC Securities Co. Ltd., Class A	68,900	256

CITIC Securities Co. Ltd., Class H	1,193,000	2,778

CNOOC Ltd.	9,279,433	17,338

COSCO SHIPPING Development Co. Ltd., Class A *	184,700	84

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	624,000	358

COSCO SHIPPING Holdings Co. Ltd., Class A *	33,500	26

COSCO SHIPPING Holdings Co. Ltd., Class H *	1,264,000	526

Country Garden Holdings Co. Ltd.	3,957,303	6,179

Country Garden Services Holdings Co. Ltd. *	597,000	1,112

CRRC Corp. Ltd., Class A	146,491	199

CRRC Corp. Ltd., Class H	2,197,991	2,072

CSPC Pharmaceutical Group Ltd.	2,402,000	4,466

Ctrip.com International Ltd. ADR *	212,494	9,284

Dali Foods Group Co. Ltd. (2)	1,157,000	865

Daqin Railway Co. Ltd., Class A	95,000	118

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Datang International Power Generation Co. Ltd., Class H	1,622,000	$434

Dongfang Electric Corp. Ltd., Class A *	60,600	96

Dongfeng Motor Group Co. Ltd., Class H	1,409,169	1,411

Dongxing Securities Co. Ltd., Class A	9,200	19

ENN Energy Holdings Ltd.	414,479	4,014

Everbright Securities Co. Ltd., Class A	16,698	33

Fangda Carbon New Material Co. Ltd., Class A	7,700	26

Financial Street Holdings Co. Ltd., Class A	95,000	121

Focus Media Information Technology Co. Ltd., Class A	128,200	120

Foshan Haitian Flavouring & Food Co. Ltd., Class A	16,387	212

Fosun International Ltd.	1,366,865	2,320

Founder Securities Co. Ltd., Class A	34,400	39

Foxconn Industrial Internet Co. Ltd., Class A *	43,400	96

Future Land Development Holdings Ltd.	930,000	1,151

Fuyao Glass Industry Group Co. Ltd., Class A	6,892	25

Fuyao Glass Industry Group Co. Ltd., Class H (2)	280,800	942

Ganfeng Lithium Co. Ltd., Class A	3,000	12

GD Power Development Co. Ltd., Class A	202,500	81

GDS Holdings Ltd. ADR *	30,752	1,098

Geely Automobile Holdings Ltd.	2,595,641	4,959

Gemdale Corp., Class A	17,400	36

Genscript Biotech Corp. *	452,000	853

GF Securities Co. Ltd., Class A	54,793	132

GF Securities Co. Ltd., Class H	756,200	1,086

Giant Network Group Co. Ltd., Class A	5,100	17

GoerTek, Inc., Class A	12,100	19

GOME Retail Holdings Ltd. *	5,486,970	510

Great Wall Motor Co. Ltd., Class H	1,622,296	1,217

Gree Electric Appliances, Inc. of Zhuhai, Class A	20,000	141

Greenland Holdings Group Co. Ltd., Class A	32,700	37

Greentown China Holdings Ltd.	425,000	425

Greentown Service Group Co. Ltd.	496,000	441

Guangshen Railway Co. Ltd., Class A	128,200	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Guangzhou Automobile Group Co. Ltd., Class A	42,200	$74

Guangzhou Automobile Group Co. Ltd., Class H	1,487,664	1,757

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	5,900	34

Guangzhou R&F Properties Co. Ltd., Class H	494,414	1,069

Guosen Securities Co. Ltd., Class A	17,400	35

Guotai Junan Securities Co. Ltd., Class A	46,900	141

Guotai Junan Securities Co. Ltd., Class H (2)	301,000	671

Guoyuan Securities Co. Ltd., Class A	61,200	96

Haitian International Holdings Ltd.	360,000	818

Haitong Securities Co. Ltd., Class A	75,500	158

Haitong Securities Co. Ltd., Class H	1,716,833	2,222

Hangzhou Hikvision Digital Technology Co. Ltd., Class A	68,500	360

Henan Shuanghui Investment & Development Co. Ltd., Class A	28,600	110

Hengan International Group Co. Ltd.	376,398	3,299

HengTen Networks Group Ltd. *	10,816,000	328

Hengtong Optic-electric Co. Ltd., Class A	7,560	24

Hesteel Co. Ltd., Class A	142,400	73

Hua Hong Semiconductor Ltd. (2)	246,000	576

Huadian Power International Corp. Ltd., Class A	121,800	79

Huadian Power International Corp. Ltd., Class H	824,000	339

Huadong Medicine Co. Ltd., Class A	6,000	29

Huaneng Power International, Inc., Class A	65,700	64

Huaneng Power International, Inc., Class H	2,142,501	1,245

Huaneng Renewables Corp. Ltd., Class H	2,654,357	737

Huatai Securities Co. Ltd., Class A	39,000	131

Huatai Securities Co. Ltd., Class H (2)	847,200	1,694

Huaxia Bank Co. Ltd., Class A	112,690	138

Huayu Automotive Systems Co. Ltd., Class A	34,300	104

Huazhu Group Ltd. ADR	68,993	2,907

Hubei Biocause Pharmaceutical Co. Ltd., Class A	18,300	19

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Hubei Energy Group Co. Ltd., Class A	117,200	$73

Hundsun Technologies, Inc., Class A	2,500	33

Iflytek Co. Ltd., Class A	8,800	48

Industrial & Commercial Bank of China Ltd., Class A	421,200	349

Industrial & Commercial Bank of China Ltd., Class H	36,045,023	26,400

Industrial Bank Co. Ltd., Class A	163,100	443

Industrial Securities Co. Ltd., Class A	28,600	31

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	454,200	124

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	42,500	184

Inner Mongolia Yitai Coal Co. Ltd., Class B	524,100	645

iQIYI, Inc. ADR *	64,862	1,551

JD.com, Inc. ADR *	379,507	11,442

Jiangsu Expressway Co. Ltd., Class H	674,000	953

Jiangsu Hengrui Medicine Co. Ltd., Class A	32,874	321

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	11,100	216

Jiangxi Copper Co. Ltd., Class A	8,099	19

Jiangxi Copper Co. Ltd., Class H	613,000	814

Kaisa Group Holdings Ltd. *	1,053,000	477

Kangmei Pharmaceutical Co. Ltd., Class A	21,088	33

Kingdee International Software Group Co. Ltd.	1,188,000	1,374

Kingsoft Corp. Ltd.	432,903	1,101

Kweichow Moutai Co. Ltd., Class A	10,295	1,314

KWG Group Holdings Ltd.	679,000	819

Legend Holdings Corp., Class H (2)	227,100	603

Lenovo Group Ltd.	3,708,000	3,334

Logan Property Holdings Co. Ltd.	718,000	1,189

Longfor Group Holdings Ltd.	780,231	2,748

LONGi Green Energy Technology Co. Ltd., Class A	28,298	110

Luxshare Precision Industry Co. Ltd., Class A	45,200	167

Luye Pharma Group Ltd. (2)	558,500	488

Luzhou Laojiao Co. Ltd., Class A	18,200	181

Maanshan Iron & Steel Co. Ltd., Class A	126,200	73

Maanshan Iron & Steel Co. Ltd., Class H	1,024,000	502

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	13,080	$36

Meitu, Inc. (2)*	853,500	402

Meituan Dianping, Class B *	174,000	1,175

Metallurgical Corp. of China Ltd., Class A	177,500	93

Metallurgical Corp. of China Ltd., Class H	1,457,000	432

Midea Group Co. Ltd., Class A	51,900	377

Momo, Inc. ADR *	75,799	2,899

Muyuan Foodstuff Co. Ltd., Class A	7,380	70

NARI Technology Co. Ltd., Class A	26,585	84

NetEase, Inc. ADR	40,360	9,745

New China Life Insurance Co. Ltd., Class A	18,500	148

New China Life Insurance Co. Ltd., Class H	440,952	2,247

New Hope Liuhe Co. Ltd., Class A	69,200	137

New Oriental Education & Technology Group, Inc. ADR *	74,232	6,688

Noah Holdings Ltd. ADR *	14,220	689

OFILM Group Co .Ltd., Class A	11,000	23

Oppein Home Group, Inc., Class A	4,800	87

Orient Securities Co. Ltd., Class A	24,787	44

People’s Insurance Co. Group of China (The) Ltd., Class H	4,409,535	1,887

Perfect World Co. Ltd., Class A	3,600	17

PetroChina Co. Ltd., Class A	113,100	128

PetroChina Co. Ltd., Class H	10,925,438	7,083

PICC Property & Casualty Co. Ltd., Class H	3,639,359	4,135

Pinduoduo, Inc. ADR *	98,274	2,437

Ping An Bank Co. Ltd., Class A	129,300	247

Ping An Insurance Group Co. of China Ltd., Class A	79,935	918

Ping An Insurance Group Co. of China Ltd., Class H	2,706,406	30,302

Poly Developments and Holdings Group Co. Ltd., Class A	80,400	171

Postal Savings Bank of China Co. Ltd., Class H (2)	4,097,000	2,343

Power Construction Corp. of China Ltd., Class A	40,000	34

Qingdao Haier Co. Ltd., Class A	54,597	139

RiseSun Real Estate Development Co. Ltd., Class A	16,400	27

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Rongsheng Petro Chemical Co. Ltd., Class A	12,500	$23

SAIC Motor Corp. Ltd., Class A	59,493	232

Sanan Optoelectronics Co. Ltd., Class A	17,100	37

Sany Heavy Industry Co. Ltd., Class A	85,700	164

SDIC Capital Co. Ltd., Class A	41,700	91

SDIC Power Holdings Co. Ltd., Class A	68,100	84

Seazen Holdings Co. Ltd., Class A	25,894	174

Semiconductor Manufacturing International Corp. *	1,537,500	1,558

SF Holding Co. Ltd., Class A	17,600	96

Shaanxi Coal Industry Co. Ltd., Class A	80,500	107

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	3,120	13

Shandong Gold Mining Co. Ltd., Class A	7,097	33

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,124,116	1,074

Shanghai Electric Group Co. Ltd., Class A	34,400	31

Shanghai Electric Group Co. Ltd., Class H	1,360,000	516

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	8,200	36

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	290,000	1,047

Shanghai International Airport Co. Ltd., Class A	3,900	36

Shanghai International Port Group Co. Ltd., Class A	90,900	99

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	453,334	666

Shanghai Oriental Pearl Group Co. Ltd., Class A	13,780	25

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	7,000	22

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	446,047	973

Shanghai Pudong Development Bank Co. Ltd., Class A	228,592	385

Shanghai Tunnel Engineering Co. Ltd., Class A	108,300	118

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	76,400	89

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3,600	33

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	109,200	$101

Shenwan Hongyuan Group Co. Ltd., Class A	172,500	142

Shenzhen Energy Group Co. Ltd., Class A	84,713	82

Shenzhen Overseas Chinese Town Co. Ltd., Class A	31,800	37

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	3,500	14

Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	140,800	106

Shenzhou International Group Holdings Ltd.	393,300	5,270

Shui On Land Ltd.	2,169,000	536

Sichuan Chuantou Energy Co. Ltd., Class A	17,100	24

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	6,000	26

Sihuan Pharmaceutical Holdings Group Ltd.	1,898,000	462

SINA Corp. *	34,337	2,034

Sinolink Securities Co. Ltd., Class A	66,100	106

Sino-Ocean Group Holding Ltd.	1,524,548	669

Sinopec Engineering Group Co. Ltd., Class H	649,500	634

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,648,005	785

Sinopharm Group Co. Ltd., Class H	624,714	2,602

Sinotrans Ltd., Class H	1,024,000	440

Sinotruk Hong Kong Ltd.	347,000	739

SOHO China Ltd. *	1,050,278	442

Spring Airlines Co. Ltd., Class A	19,000	115

Sunac China Holdings Ltd.	1,264,000	6,295

Suning.com Co. Ltd., Class A	60,700	114

Sunny Optical Technology Group Co. Ltd.	374,725	4,474

Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	10,200	18

TAL Education Group ADR *	184,783	6,667

Tasly Pharmaceutical Group Co. Ltd., Class A	5,460	18

TCL Corp., Class A	202,500	123

Tencent Holdings Ltd.	2,967,889	136,468

Tencent Music Entertainment Group ADR *	47,977	868

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

Tianma Microelectronics Co. Ltd., Class A	8,100	$19

Tianqi Lithium Corp., Class A	9,700	51

Tingyi Cayman Islands Holding Corp.	1,030,435	1,698

Tong Ren Tang Technologies Co. Ltd., Class H	351,000	474

Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	7,200	19

Tongling Nonferrous Metals Group Co. Ltd., Class A	218,400	83

Tongwei Co. Ltd., Class A	16,000	29

TravelSky Technology Ltd., Class H	474,000	1,255

Tsingtao Brewery Co. Ltd., Class A	2,800	18

Tsingtao Brewery Co. Ltd., Class H	175,767	829

Tunghsu Optoelectronic Technology Co. Ltd., Class A	21,100	19

Uni-President China Holdings Ltd.	658,000	645

Unisplendour Corp. Ltd., Class A	2,800	18

Vipshop Holdings Ltd. ADR *	222,050	1,783

Want Want China Holdings Ltd.	2,644,870	2,196

Weibo Corp. ADR *	27,889	1,729

Weichai Power Co. Ltd., Class A	26,200	46

Weichai Power Co. Ltd., Class H	1,010,812	1,618

Weifu High-Technology Group Co. Ltd., Class A	23,600	81

Western Securities Co. Ltd., Class A	61,100	105

Wuliangye Yibin Co. Ltd., Class A	30,100	426

Wuxi Biologics Cayman, Inc. (2)*	258,000	2,509

Xiamen C & D, Inc., Class A	88,600	114

Xiaomi Corp., Class B (2)*	1,773,400	2,577

Xinhu Zhongbao Co. Ltd., Class A	31,900	19

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	11,800	26

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	304,400	439

Xinyi Solar Holdings Ltd.	1,505,333	725

Yanzhou Coal Mining Co. Ltd., Class H	1,019,138	1,001

Yihai International Holding Ltd.	235,000	1,046

Yonghui Superstores Co. Ltd., Class A	94,100	121

Yonyou Network Technology Co. Ltd., Class A	20,500	104

Youngor Group Co. Ltd., Class A	68,000	92

Yum China Holdings, Inc.	187,115	8,403

Yunnan Baiyao Group Co. Ltd., Class A	13,500	172

Yuzhou Properties Co. Ltd.	869,124	525

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

China – 28.3% – continued

YY, Inc. ADR *	26,139	$2,196

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	2,593	44

Zhaojin Mining Industry Co. Ltd., Class H	511,000	509

Zhejiang China Commodities City Group Co. Ltd., Class A	122,400	87

Zhejiang Chint Electrics Co. Ltd., Class A	8,694	35

Zhejiang Dahua Technology Co. Ltd., Class A	12,200	30

Zhejiang Expressway Co. Ltd., Class H	809,294	929

Zhejiang Huayou Cobalt Co. Ltd., Class A	3,500	20

Zhejiang Longsheng Group Co. Ltd., Class A	12,700	33

Zhejiang Zheneng Electric Power Co. Ltd., Class A	34,200	25

Zhengzhou Yutong Bus Co. Ltd., Class A	9,000	18

ZhongAn Online P&C Insurance Co. Ltd., Class H (2)*	112,100	403

Zhongjin Gold Corp. Ltd., Class A	53,600	68

Zhongsheng Group Holdings Ltd.	284,000	705

Zhuzhou CRRC Times Electric Co. Ltd., Class H	295,674	1,750

Zijin Mining Group Co. Ltd., Class A	169,200	88

Zijin Mining Group Co. Ltd., Class H	2,922,162	1,210

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	30,300	20

ZTE Corp., Class A *	35,400	155

ZTE Corp., Class H *	378,317	1,137

ZTO Express Cayman, Inc. ADR	164,459	3,006
		789,344

Colombia – 0.3%

Bancolombia S.A.	123,479	1,534

Cementos Argos S.A.	229,596	567

Ecopetrol S.A.	2,542,183	2,723

Grupo Argos S.A.	153,687	873

Grupo de Inversiones Suramericana S.A.	122,062	1,403

Interconexion Electrica S.A. ESP	237,288	1,188
		8,288

Czech Republic – 0.2%

CEZ A.S.	85,971	2,020

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Czech Republic – 0.2% – continued

Komercni banka A.S.	38,898	$1,589

Moneta Money Bank A.S. (2)	237,740	820
		4,429

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	690,092	2,713

Eastern Tobacco	432,935	455

ElSewedy Electric Co.	364,919	328
		3,496

Greece – 0.2%

Alpha Bank A.E. *	704,850	976

FF Group *	18,664	100

Hellenic Telecommunications Organization S.A.	131,255	1,759

JUMBO S.A.	57,492	961

Motor Oil Hellas Corinth Refineries S.A.	31,923	741

OPAP S.A.	116,789	1,206

Titan Cement Co. S.A.	21,870	472
		6,215

Hong Kong – 4.3%

Alibaba Health Information Technology Ltd. *	1,866,000	2,156

Alibaba Pictures Group Ltd. *	7,300,000	1,293

Beijing Enterprises Holdings Ltd.	255,771	1,451

Beijing Enterprises Water Group Ltd. *	2,853,886	1,763

Brilliance China Automotive Holdings Ltd.	1,551,944	1,538

China Agri-Industries Holdings Ltd.	1,064,000	365

China Ding Yi Feng Holdings Ltd. *	464,000	1,365

China Everbright International Ltd.	1,815,629	1,846

China Everbright Ltd.	459,110	910

China First Capital Group Ltd. *	1,668,000	882

China Gas Holdings Ltd.	913,095	3,210

China Jinmao Holdings Group Ltd.	2,639,791	1,725

China Mengniu Dairy Co. Ltd. *	1,443,870	5,370

China Merchants Port Holdings Co. Ltd.	692,938	1,478

China Mobile Ltd. (Hong Kong Exchange)	3,192,008	32,641

China Overseas Land & Investment Ltd.	1,989,695	7,568

China Power International Development Ltd.	2,155,000	552

China Resources Beer Holdings Co. Ltd.	750,948	3,161

China Resources Cement Holdings Ltd.	1,296,000	1,337

China Resources Gas Group Ltd.	451,958	2,130

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Hong Kong – 4.3% – continued

China Resources Land Ltd.	1,445,432	$6,480

China Resources Power Holdings Co. Ltd.	1,029,735	1,548

China State Construction International Holdings Ltd.	1,057,600	990

China Taiping Insurance Holdings Co. Ltd.	851,104	2,537

China Traditional Chinese Medicine Holdings Co. Ltd.	1,102,000	656

China Travel International Investment Hong Kong Ltd.	1,120,000	285

China Unicom Hong Kong Ltd.	3,142,494	4,011

CITIC Ltd.	2,985,803	4,457

COSCO SHIPPING Ports Ltd.	932,108	1,007

Far East Horizon Ltd.	1,136,000	1,204

Fullshare Holdings Ltd. *	3,435,000	462

Guangdong Investment Ltd.	1,534,514	2,966

Haier Electronics Group Co. Ltd. *	673,000	1,954

Hutchison China MediTech Ltd. ADR *	26,300	804

Jiayuan International Group Ltd.	473,368	250

Kingboard Holdings Ltd.	367,000	1,302

Kingboard Laminates Holdings Ltd.	525,500	554

Kunlun Energy Co. Ltd.	1,639,230	1,712

Lee & Man Paper Manufacturing Ltd.	806,000	687

Nine Dragons Paper Holdings Ltd.	918,923	878

Shanghai Industrial Holdings Ltd.	243,043	572

Shenzhen International Holdings Ltd.	525,000	1,117

Shenzhen Investment Ltd.	1,878,000	719

Shimao Property Holdings Ltd.	589,903	1,848

Sino Biopharmaceutical Ltd.	3,577,500	3,262

SSY Group Ltd.	802,000	746

Sun Art Retail Group Ltd.	1,287,000	1,254

Towngas China Co. Ltd. *	521,771	410

Yuexiu Property Co. Ltd.	3,402,000	820
		118,233

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	194,752	2,230

OTP Bank Nyrt.	117,247	5,162

Richter Gedeon Nyrt.	71,473	1,348
		8,740

India – 9.0%

Adani Ports & Special Economic Zone Ltd.	270,364	1,476

Ambuja Cements Ltd.	313,443	1,065

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

India – 9.0% – continued

Ashok Leyland Ltd.	580,277	$763

Asian Paints Ltd.	148,225	3,193

Aurobindo Pharma Ltd.	137,095	1,553

Avenue Supermarts Ltd. (2)*	62,501	1,329

Axis Bank Ltd. *	987,645	11,063

Bajaj Auto Ltd.	44,544	1,873

Bajaj Finance Ltd.	91,157	3,973

Bajaj Finserv Ltd.	19,763	2,009

Bharat Forge Ltd.	117,838	870

Bharat Petroleum Corp. Ltd.	397,068	2,279

Bharti Airtel Ltd.	716,279	3,438

Bharti Infratel Ltd.	168,020	760

Bosch Ltd.	3,778	991

Britannia Industries Ltd.	29,665	1,322

Cadila Healthcare Ltd.	121,911	611

Cipla Ltd.	174,551	1,331

Coal India Ltd.	342,781	1,173

Container Corp. of India Ltd.	108,185	821

Dabur India Ltd.	269,783	1,590

Divi’s Laboratories Ltd.	41,789	1,028

Dr. Reddy’s Laboratories Ltd.	48,154	1,933

Dr. Reddy’s Laboratories Ltd. ADR	11,905	482

Eicher Motors Ltd.	6,895	2,041

GAIL India Ltd.	418,432	2,097

Glenmark Pharmaceuticals Ltd.	69,538	650

Godrej Consumer Products Ltd.	185,332	1,836

Grasim Industries Ltd.	170,063	2,108

Havells India Ltd.	134,995	1,507

HCL Technologies Ltd.	282,699	4,439

Hero MotoCorp Ltd.	26,845	990

Hindalco Industries Ltd.	625,071	1,851

Hindustan Petroleum Corp. Ltd.	311,478	1,277

Hindustan Unilever Ltd.	337,213	8,299

Housing Development Finance Corp. Ltd.	848,015	24,104

ICICI Bank Ltd.	1,102,611	6,376

ICICI Bank Ltd. ADR	66,649	764

Indiabulls Housing Finance Ltd.	149,723	1,857

Indian Oil Corp. Ltd.	991,848	2,332

Infosys Ltd.	1,743,559	18,698

Infosys Ltd. ADR	73,405	802

InterGlobe Aviation Ltd. (2)	48,601	1,002

ITC Ltd.	1,779,673	7,628

JSW Steel Ltd.	449,637	1,899

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

India – 9.0% – continued

Larsen & Toubro Ltd.	249,112	$4,976

LIC Housing Finance Ltd.	155,842	1,195

Lupin Ltd.	115,751	1,236

Mahindra & Mahindra Financial Services Ltd.	156,096	946

Mahindra & Mahindra Ltd.	382,765	3,725

Marico Ltd.	231,963	1,161

Maruti Suzuki India Ltd.	55,008	5,304

Motherson Sumi Systems Ltd.	482,099	1,045

Nestle India Ltd.	11,675	1,845

NTPC Ltd.	1,218,450	2,366

Oil & Natural Gas Corp. Ltd.	721,810	1,665

Page Industries Ltd.	2,707	975

Petronet LNG Ltd.	315,525	1,146

Pidilite Industries Ltd.	64,012	1,152

Piramal Enterprises Ltd.	44,181	1,764

Power Grid Corp. of India Ltd.	943,953	2,694

REC Ltd.	363,868	804

Reliance Industries Ltd.	1,407,002	27,634

Reliance Industries Ltd. GDR (2)	37,435	1,502

Shree Cement Ltd.	4,394	1,185

Shriram Transport Finance Co. Ltd.	79,836	1,468

State Bank of India *	937,456	4,334

Sun Pharmaceutical Industries Ltd.	432,462	2,995

Tata Consultancy Services Ltd.	468,242	13,533

Tata Motors Ltd. *	837,911	2,109

Tata Power (The) Co. Ltd.	553,656	590

Tata Steel Ltd.	177,360	1,332

Tech Mahindra Ltd.	241,378	2,699

Titan Co. Ltd.	160,254	2,643

UltraTech Cement Ltd.	49,518	2,859

United Spirits Ltd. *	145,995	1,165

UPL Ltd.	187,584	2,600

Vedanta Ltd.	656,022	1,749

Vodafone Idea Ltd. *	1,173,197	309

Wipro Ltd.	773,756	2,842

Yes Bank Ltd.	876,025	3,473

Zee Entertainment Enterprises Ltd.	257,399	1,654
		252,157

Indonesia – 2.2%

Adaro Energy Tbk PT	7,031,320	664

Astra International Tbk PT	10,534,260	5,428

Bank Central Asia Tbk PT	5,139,392	10,023

Bank Danamon Indonesia Tbk PT	1,464,943	957

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Indonesia – 2.2% – continued

Bank Mandiri Persero Tbk PT	9,738,710	$5,101

Bank Negara Indonesia Persero Tbk PT	3,849,809	2,544

Bank Rakyat Indonesia Persero Tbk PT	28,929,490	8,382

Bank Tabungan Negara Persero Tbk PT	2,375,700	408

Bukit Asam Tbk PT	1,372,800	405

Bumi Serpong Damai Tbk PT *	3,969,500	392

Charoen Pokphand Indonesia Tbk PT	3,814,035	1,718

Gudang Garam Tbk PT	260,615	1,526

Hanjaya Mandala Sampoerna Tbk PT	4,854,400	1,283

Indah Kiat Pulp & Paper Corp. Tbk PT	1,366,200	826

Indocement Tunggal Prakarsa Tbk PT	921,503	1,418

Indofood CBP Sukses Makmur Tbk PT	1,140,200	747

Indofood Sukses Makmur Tbk PT	2,233,071	1,001

Jasa Marga Persero Tbk PT	1,319,027	554

Kalbe Farma Tbk PT	11,604,780	1,239

Pabrik Kertas Tjiwi Kimia Tbk PT	686,500	532

Pakuwon Jati Tbk PT	9,322,600	452

Perusahaan Gas Negara Persero Tbk	5,651,412	934

Semen Indonesia Persero Tbk PT	1,615,655	1,585

Surya Citra Media Tbk PT	2,806,900	327

Telekomunikasi Indonesia Persero Tbk PT	25,796,662	7,126

Tower Bersama Infrastructure Tbk PT	972,000	269

Unilever Indonesia Tbk PT	786,328	2,722

United Tractors Tbk PT	843,971	1,604
		60,167

Malaysia – 2.2%

AirAsia Bhd.	737,200	481

Alliance Bank Malaysia Bhd.	501,400	502

AMMB Holdings Bhd.	846,937	946

Axiata Group Bhd.	1,481,318	1,508

British American Tobacco Malaysia Bhd.	72,000	638

CIMB Group Holdings Bhd.	2,459,778	3,106

Dialog Group Bhd.	1,924,344	1,492

DiGi.Com Bhd.	1,569,100	1,754

Fraser & Neave Holdings Bhd.	64,500	551

Gamuda Bhd.	1,095,200	773

Genting Bhd.	1,139,000	1,857

Genting Malaysia Bhd.	1,513,000	1,187

Genting Plantations Bhd.	124,100	322

HAP Seng Consolidated Bhd.	308,400	748

Hartalega Holdings Bhd.	704,100	797

Hong Leong Bank Bhd.	328,298	1,634

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Malaysia – 2.2% – continued

Hong Leong Financial Group Bhd.	113,128	$532

IHH Healthcare Bhd.	1,138,400	1,607

IJM Corp. Bhd.	1,615,840	880

IOI Corp. Bhd.	987,540	1,081

IOI Properties Group Bhd.	778,960	252

Kuala Lumpur Kepong Bhd.	218,550	1,328

Malayan Banking Bhd.	2,035,309	4,619

Malaysia Airports Holdings Bhd.	466,393	828

Maxis Bhd.	1,190,451	1,565

MISC Bhd.	588,460	963

Nestle Malaysia Bhd.	29,800	1,071

Petronas Chemicals Group Bhd.	1,236,500	2,772

Petronas Dagangan Bhd.	97,800	599

Petronas Gas Bhd.	368,300	1,591

PPB Group Bhd.	288,700	1,294

Press Metal Aluminium Holdings Bhd.	706,200	781

Public Bank Bhd.	1,518,061	8,616

QL Resources Bhd.	333,700	563

RHB Bank Bhd.	492,046	687

RHB Capital Bhd. (3)*	297,992	—

Sime Darby Bhd.	1,308,928	716

Sime Darby Plantation Bhd.	1,203,528	1,484

Sime Darby Property Bhd.	1,507,928	410

SP Setia Bhd. Group	764,209	425

Telekom Malaysia Bhd.	548,486	430

Tenaga Nasional Bhd.	1,634,850	5,078

Top Glove Corp. Bhd.	748,500	848

Westports Holdings Bhd.	517,000	477

YTL Corp. Bhd.	1,605,295	417
		60,210

Mexico – 2.6%

Alfa S.A.B. de C.V., Series A	1,567,380	1,662

Alsea S.A.B. de C.V.	246,000	515

America Movil S.A.B. de C.V., Series L	17,499,406	12,505

Arca Continental S.A.B. de C.V.	230,384	1,282

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander	986,195	1,347

Cemex S.A.B. de C.V., Series CPO *	7,778,378	3,631

Coca-Cola Femsa S.A.B. de C.V., Series L	265,022	1,751

El Puerto de Liverpool S.A.B. de C.V., Series C1	93,270	589

Fibra Uno Administracion S.A. de C.V.	1,739,401	2,397

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Mexico – 2.6% – continued

Fomento Economico Mexicano S.A.B. de C.V., Series UBD	1,012,577	$9,334

Gruma S.A.B. de C.V., Series B	107,465	1,101

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Series B	192,552	1,707

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	111,285	1,798

Grupo Bimbo S.A.B. de C.V., Series A	881,928	1,840

Grupo Carso S.A.B. de C.V., Series A1	236,373	925

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,348,918	7,328

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,209,543	1,674

Grupo Mexico S.A.B. de C.V., Series B	1,797,036	4,920

Grupo Televisa S.A.B., Series CPO	1,259,814	2,784

Industrias Penoles S.A.B. de C.V.	76,707	957

Infraestructura Energetica Nova S.A.B. de C.V.	268,400	1,079

Kimberly-Clark de Mexico S.A.B. de C.V., Series A *	794,527	1,345

Megacable Holdings S.A.B. de C.V., Series CPO	157,500	730

Mexichem S.A.B. de C.V.	570,280	1,363

Promotora y Operadora de Infraestructura S.A.B. de C.V.	118,610	1,176

Wal-Mart de Mexico S.A.B. de C.V.	2,724,237	7,283
		73,023

Pakistan – 0.0%

Habib Bank Ltd.	320,300	302

MCB Bank Ltd.	207,600	290

Oil & Gas Development Co. Ltd.	318,700	335
		927

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR	96,530	1,668

Credicorp Ltd.	35,351	8,483

Southern Copper Corp.	43,051	1,708
		11,859

Philippines – 1.1%

Aboitiz Equity Ventures, Inc.	1,011,859	1,137

Aboitiz Power Corp.	883,744	596

Alliance Global Group, Inc.	2,015,324	621

Ayala Corp.	133,197	2,385

Ayala Land, Inc.	3,791,680	3,243

Bank of the Philippine Islands	490,936	787

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Philippines – 1.1% – continued

BDO Unibank, Inc.	1,027,459	$2,620

DMCI Holdings, Inc.	1,900,900	435

Globe Telecom, Inc.	16,225	599

GT Capital Holdings, Inc. *	45,558	809

International Container Terminal Services, Inc.	477,350	1,190

JG Summit Holdings, Inc.	1,535,361	1,858

Jollibee Foods Corp.	221,763	1,339

Manila Electric Co.	125,980	912

Megaworld Corp.	5,581,300	617

Metro Pacific Investments Corp.	7,103,400	656

Metropolitan Bank & Trust Co.	805,015	1,225

PLDT, Inc.	45,725	1,001

Robinsons Land Corp.	1,108,870	518

Security Bank Corp.	139,460	460

SM Investments Corp.	124,467	2,216

SM Prime Holdings, Inc.	5,342,713	4,061

Universal Robina Corp.	447,460	1,295
		30,580

Poland – 1.1%

Alior Bank S.A. *	48,365	754

Bank Handlowy w Warszawie S.A.	16,521	291

Bank Millennium S.A. *	315,135	734

Bank Polska Kasa Opieki S.A.	87,974	2,521

CCC S.A.	14,136	793

CD Projekt S.A. *	35,874	1,870

Cyfrowy Polsat S.A. *	135,013	903

Dino Polska S.A. (2)*	25,495	804

Grupa Lotos S.A.	46,729	1,015

Jastrzebska Spolka Weglowa S.A. *	26,841	426

KGHM Polska Miedz S.A. *	74,780	2,086

LPP S.A.	657	1,426

mBank S.A.	8,288	918

Orange Polska S.A. *	324,036	433

PGE Polska Grupa Energetyczna S.A. *	423,953	1,098

Polski Koncern Naftowy ORLEN S.A.	156,596	3,983

Polskie Gornictwo Naftowe i Gazownictwo S.A.	938,860	1,530

Powszechna Kasa Oszczednosci Bank Polski S.A.	459,756	4,621

Powszechny Zaklad Ubezpieczen S.A.	310,809	3,279

Santander Bank Polska S.A.	18,503	1,838
		31,323

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Qatar – 0.9%

Barwa Real Estate Co.	97,061	$977

Commercial Bank (The) PQSC	100,811	1,245

Ezdan Holding Group QSC *	397,604	1,082

Industries Qatar QSC	93,402	3,182

Masraf Al Rayan QSC	195,964	1,980

Ooredoo QPSC	45,125	823

Qatar Electricity & Water Co. QSC	25,326	1,198

Qatar Insurance Co. S.A.Q.	88,295	887

Qatar Islamic Bank S.A.Q.	59,830	2,494

Qatar National Bank QPSC	235,786	11,699
		25,567

Romania – 0.1%

NEPI Rockcastle PLC	190,564	1,604

Russia – 3.6%

Alrosa PJSC	1,371,981	1,933

Gazprom PJSC	2,024,844	4,616

Gazprom PJSC ADR	1,760,373	7,950

Inter RAO UES PJSC	16,068,000	915

LUKOIL PJSC	121,492	10,911

LUKOIL PJSC ADR	132,161	11,847

Magnit PJSC	2,287	127

Magnit PJSC GDR (Registered)	172,585	2,435

Magnitogorsk Iron & Steel Works PJSC	1,099,500	769

MMC Norilsk Nickel PJSC	20,529	4,298

MMC Norilsk Nickel PJSC ADR	124,916	2,639

Mobile TeleSystems PJSC ADR	262,099	1,982

Moscow Exchange MICEX-RTS PJSC	720,126	1,002

Novatek PJSC GDR (Registered)	47,504	8,146

Novolipetsk Steel PJSC	611,580	1,590

PhosAgro PJSC GDR (Registered)	59,617	747

Polymetal International PLC	93,868	1,056

Polyus PJSC	13,591	1,126

Rosneft Oil Co. PJSC	229,095	1,438

Rosneft Oil Co. PJSC GDR (Registered)	381,199	2,395

Sberbank of Russia PJSC	56,000	183

Sberbank of Russia PJSC	5,559,202	18,167

Severstal PJSC	54,450	853

Severstal PJSC GDR (Registered)	51,413	802

Surgutneftegas PJSC	1,275,667	484

Surgutneftegas PJSC ADR	234,826	872

Tatneft PJSC	450,312	5,180

Tatneft PJSC ADR	1,663	114

Tatneft PJSC ADR (London Exchange)	47,448	3,287

Tatneft PJSC ADR (OTC Exchange)	8,356	577

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Russia – 3.6% – continued

VTB Bank PJSC	907,036,738	$493

VTB Bank PJSC GDR (2)	11,036	12

VTB Bank PJSC GDR (Registered)	337,061	385

X5 Retail Group N.V. GDR (Registered)	62,215	1,553
		100,884

Singapore – 0.0%

BOC Aviation Ltd. (2)	101,700	830

South Africa – 5.7%

Absa Group Ltd.	377,623	3,984

Anglo American Platinum Ltd.	27,638	1,410

AngloGold Ashanti Ltd.	212,413	2,802

Aspen Pharmacare Holdings Ltd.	209,359	1,351

Bid Corp. Ltd.	176,956	3,655

Bidvest Group (The) Ltd.	174,145	2,339

Capitec Bank Holdings Ltd.	20,663	1,934

Clicks Group Ltd.	135,830	1,736

Discovery Ltd.	187,543	1,777

Exxaro Resources Ltd.	126,141	1,436

FirstRand Ltd.	1,746,013	7,625

Fortress REIT Ltd., Class A	526,457	670

Fortress REIT Ltd., Class B	367,025	275

Foschini Group (The) Ltd.	113,019	1,277

Gold Fields Ltd.	415,004	1,532

Growthpoint Properties Ltd.	1,572,189	2,664

Hyprop Investments Ltd.	133,444	652

Investec Ltd.	149,545	874

Kumba Iron Ore Ltd.	33,965	1,014

Liberty Holdings Ltd.	64,192	449

Life Healthcare Group Holdings Ltd.	714,150	1,327

MMI Holdings Ltd.	481,253	553

Mr Price Group Ltd.	136,794	1,798

MTN Group Ltd.	881,014	5,421

MultiChoice Group Ltd. *	221,747	1,855

Naspers Ltd., Class N	227,959	52,746

Nedbank Group Ltd.	210,163	3,662

Netcare Ltd.	633,778	1,026

Old Mutual Ltd.	2,583,544	3,918

Pick n Pay Stores Ltd.	186,001	856

PSG Group Ltd.	82,629	1,498

Rand Merchant Investment Holdings Ltd.	365,832	852

Redefine Properties Ltd.	2,790,672	1,875

Reinet Investments S.C.A.	74,709	1,277

Remgro Ltd.	278,708	3,581

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

South Africa – 5.7% – continued

Resilient REIT Ltd.	135,582	$514

RMB Holdings Ltd.	365,320	1,926

Sanlam Ltd.	930,119	4,757

Sappi Ltd.	265,121	1,225

Sasol Ltd.	291,883	9,116

Shoprite Holdings Ltd.	228,656	2,515

SPAR Group (The) Ltd.	98,418	1,310

Standard Bank Group Ltd.	671,884	8,633

Telkom S.A. SOC Ltd.	150,091	760

Tiger Brands Ltd.	81,472	1,498

Truworths International Ltd.	222,398	1,071

Vodacom Group Ltd.	331,183	2,563

Woolworths Holdings Ltd.	527,583	1,701
		159,290

South Korea – 12.2%

Amorepacific Corp.	16,561	2,755

AMOREPACIFIC Group	15,702	964

BGF retail Co. Ltd.	4,338	835

BNK Financial Group, Inc.	132,394	779

Celltrion Healthcare Co. Ltd. *	26,860	1,584

Celltrion Pharm, Inc. *	7,565	369

Celltrion, Inc. *	43,273	6,922

Cheil Worldwide, Inc.	33,866	722

CJ CheilJedang Corp.	4,542	1,292

CJ Corp.	8,124	891

CJ ENM Co. Ltd.	5,617	1,154

CJ Logistics Corp. *	4,025	587

Coway Co. Ltd.	26,683	2,219

Daelim Industrial Co. Ltd.	14,000	1,190

Daewoo Engineering & Construction Co. Ltd. *	83,151	373

Daewoo Shipbuilding & Marine Engineering Co. Ltd. *	20,335	504

DB Insurance Co. Ltd.	26,501	1,604

DGB Financial Group, Inc.	83,141	598

Doosan Bobcat, Inc.	22,561	615

E-MART, Inc.	11,188	1,697

Fila Korea Ltd.	25,958	1,788

GS Engineering & Construction Corp.	29,963	1,127

GS Holdings Corp.	25,957	1,208

GS Retail Co. Ltd.	13,479	465

Hana Financial Group, Inc.	156,474	5,017

Hankook Tire Co. Ltd.	37,734	1,245

Hanmi Pharm Co. Ltd.	3,268	1,313

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

South Korea – 12.2% – continued

Hanmi Science Co. Ltd.	6,498	$444

Hanon Systems	98,092	981

Hanwha Chemical Corp.	52,832	973

Hanwha Corp.	20,603	552

Hanwha Life Insurance Co. Ltd.	153,865	542

HDC Hyundai Development Co. – Engineering & Construction, Class E	14,882	666

HLB, Inc. *	18,118	1,280

Hotel Shilla Co. Ltd.	15,828	1,333

Hyundai Department Store Co. Ltd.	6,887	613

Hyundai Engineering & Construction Co. Ltd.	41,603	1,957

Hyundai Glovis Co. Ltd.	9,597	1,088

Hyundai Heavy Industries Co. Ltd. *	19,650	2,065

Hyundai Heavy Industries Holdings Co. Ltd.	4,961	1,456

Hyundai Marine & Fire Insurance Co. Ltd.	31,711	1,059

Hyundai Mobis Co. Ltd.	35,442	6,520

Hyundai Motor Co.	72,185	7,604

Hyundai Steel Co.	40,379	1,601

Industrial Bank of Korea	130,750	1,618

Kakao Corp.	25,816	2,358

Kangwon Land, Inc.	63,163	1,781

KB Financial Group, Inc.	206,796	7,642

KCC Corp.	2,843	798

Kia Motors Corp.	135,310	4,215

Korea Aerospace Industries Ltd.	37,527	1,169

Korea Electric Power Corp. *	134,250	3,533

Korea Gas Corp.	14,439	574

Korea Investment Holdings Co. Ltd.	21,168	1,157

Korea Zinc Co. Ltd.	4,560	1,869

Korean Air Lines Co. Ltd.	23,695	665

KT Corp.	7,888	190

KT Corp. ADR	6,526	81

KT&G Corp.	60,719	5,536

Kumho Petrochemical Co. Ltd.	9,319	782

LG Chem Ltd.	23,907	7,722

LG Corp.	50,304	3,436

LG Display Co. Ltd. *	120,642	2,076

LG Electronics, Inc.	54,659	3,616

LG Household & Health Care Ltd.	4,891	6,120

LG Innotek Co. Ltd.	8,315	860

LG Uplus Corp.	55,847	760

Lotte Chemical Corp.	8,850	2,264

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

South Korea – 12.2% – continued

Lotte Corp.	15,646	$681

Lotte Shopping Co. Ltd.	5,799	909

Medy-Tox, Inc.	2,287	1,181

Mirae Asset Daewoo Co. Ltd.	200,532	1,295

NAVER Corp.	72,898	7,975

NCSoft Corp.	9,249	4,048

Netmarble Corp. (2)*	12,860	1,416

NH Investment & Securities Co. Ltd.	77,735	921

OCI Co. Ltd.	9,438	774

Orange Life Insurance Ltd. (2)	16,327	518

Orion Corp.	11,070	975

Ottogi Corp.	687	467

Pan Ocean Co. Ltd. *	120,215	436

Pearl Abyss Corp. *	2,811	417

POSCO	40,842	9,134

POSCO Chemtech Co. Ltd.	12,603	668

Posco Daewoo Corp.	24,021	376

S-1 Corp.	8,371	741

Samsung Biologics Co. Ltd. (2)*	8,425	2,384

Samsung C&T Corp.	39,922	3,767

Samsung Card Co. Ltd.	14,904	452

Samsung Electro-Mechanics Co. Ltd.	28,896	2,659

Samsung Electronics Co. Ltd.	2,482,450	97,621

Samsung Engineering Co. Ltd. *	79,129	1,125

Samsung Fire & Marine Insurance Co. Ltd.	15,808	4,192

Samsung Heavy Industries Co. Ltd. *	224,204	1,636

Samsung Life Insurance Co. Ltd.	36,595	2,712

Samsung SDI Co. Ltd.	28,700	5,436

Samsung SDS Co. Ltd.	18,443	3,818

Samsung Securities Co. Ltd.	31,975	939

Shinhan Financial Group Co. Ltd.	222,326	8,236

Shinsegae, Inc.	3,993	1,189

SillaJen, Inc. *	31,586	1,802

SK Holdings Co. Ltd.	16,653	3,971

SK Hynix, Inc.	302,743	19,782

SK Innovation Co. Ltd.	33,716	5,325

SK Telecom Co. Ltd.	10,120	2,242

SK Telecom Co. Ltd. ADR	1,900	47

S-Oil Corp.	24,018	1,896

ViroMed Co. Ltd. *	6,938	1,719

Woori Financial Group, Inc.	243,479	2,949

Yuhan Corp.	4,566	967
		341,171

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Taiwan – 11.2%

Acer, Inc. *	1,483,800	$955

Advantech Co. Ltd.	182,551	1,515

Airtac International Group	55,000	710

ASE Technology Holding Co. Ltd. *	1,814,928	3,968

Asia Cement Corp.	1,095,567	1,427

Asustek Computer, Inc.	363,546	2,634

AU Optronics Corp.	4,391,215	1,617

Catcher Technology Co. Ltd.	338,111	2,616

Cathay Financial Holding Co. Ltd.	4,263,075	6,213

Chailease Holding Co. Ltd.	611,528	2,497

Chang Hwa Commercial Bank Ltd.	2,731,360	1,636

Cheng Shin Rubber Industry Co. Ltd.	979,184	1,332

Chicony Electronics Co. Ltd.	279,765	651

China Airlines Ltd.	1,377,307	441

China Development Financial Holding Corp.	7,119,868	2,382

China Life Insurance Co. Ltd.	1,353,066	1,148

China Steel Corp.	6,590,156	5,407

Chunghwa Telecom Co. Ltd.	1,981,493	7,037

Compal Electronics, Inc.	2,129,759	1,326

CTBC Financial Holding Co. Ltd.	9,163,878	6,082

Delta Electronics, Inc.	1,085,343	5,610

E.Sun Financial Holding Co. Ltd.	5,008,665	3,863

Eclat Textile Co. Ltd.	93,182	1,254

Eva Airways Corp.	1,086,980	533

Evergreen Marine Corp. Taiwan Ltd.	1,075,756	418

Far Eastern New Century Corp.	1,627,789	1,607

Far EasTone Telecommunications Co. Ltd.	847,345	2,041

Feng TAY Enterprise Co. Ltd.	169,582	1,199

First Financial Holding Co. Ltd.	5,075,796	3,477

Formosa Chemicals & Fibre Corp.	1,834,499	6,676

Formosa Petrochemical Corp.	639,487	2,398

Formosa Plastics Corp.	2,323,682	8,267

Formosa Taffeta Co. Ltd.	413,827	494

Foxconn Technology Co. Ltd.	455,131	908

Fubon Financial Holding Co. Ltd.	3,475,025	5,183

Giant Manufacturing Co. Ltd.	165,483	1,183

Globalwafers Co. Ltd.	110,000	1,087

Highwealth Construction Corp.	425,490	702

Hiwin Technologies Corp.	118,687	999

Hon Hai Precision Industry Co. Ltd.	6,851,942	16,408

Hotai Motor Co. Ltd.	141,900	1,741

Hua Nan Financial Holdings Co. Ltd.	3,958,446	2,493

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Taiwan – 11.2% – continued

Innolux Corp.	4,558,900	$1,482

Inventec Corp.	1,296,314	988

Largan Precision Co. Ltd.	51,835	7,776

Lite-On Technology Corp.	1,132,964	1,648

MediaTek, Inc.	786,334	7,196

Mega Financial Holding Co. Ltd.	5,687,543	5,174

Micro-Star International Co. Ltd.	339,000	950

Nan Ya Plastics Corp.	2,690,951	6,896

Nanya Technology Corp.	545,071	1,089

Nien Made Enterprise Co. Ltd.	85,000	750

Novatek Microelectronics Corp.	307,850	1,974

Pegatron Corp.	1,016,594	1,756

Phison Electronics Corp.	74,608	730

Pou Chen Corp.	1,121,093	1,368

Powertech Technology, Inc.	378,568	896

President Chain Store Corp.	294,220	2,900

Quanta Computer, Inc.	1,400,576	2,631

Realtek Semiconductor Corp.	235,457	1,388

Ruentex Development Co. Ltd.	299,758	454

Ruentex Industries Ltd.	196,343	516

Shanghai Commercial & Savings Bank (The) Ltd.	1,587,000	2,507

Shin Kong Financial Holding Co. Ltd.	5,201,088	1,531

SinoPac Financial Holdings Co. Ltd.	5,691,792	2,107

Standard Foods Corp.	260,355	438

Synnex Technology International Corp.	733,940	880

TaiMed Biologics, Inc. *	87,000	474

Taishin Financial Holding Co. Ltd.	5,239,405	2,390

Taiwan Business Bank	2,012,610	784

Taiwan Cement Corp.	2,367,360	3,166

Taiwan Cooperative Financial Holding Co. Ltd.	4,622,058	2,927

Taiwan High Speed Rail Corp.	1,015,000	1,186

Taiwan Mobile Co. Ltd.	828,076	2,995

Taiwan Semiconductor Manufacturing Co. Ltd.	12,801,749	102,413

Tatung Co. Ltd. *	925,000	731

Uni-President Enterprises Corp.	2,520,150	6,134

United Microelectronics Corp.	6,310,043	2,383

Vanguard International Semiconductor Corp.	475,000	1,027

Walsin Technology Corp.	163,000	1,054

Win Semiconductors Corp.	186,000	1,322

Winbond Electronics Corp.	1,502,000	718

Wistron Corp.	1,567,449	1,209

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Taiwan – 11.2% – continued

WPG Holdings Ltd.	774,290	$1,010

Ya Hsin Industrial Co. Ltd. (3)*	121,548	–

Yageo Corp.	138,377	1,446

Yuanta Financial Holding Co. Ltd.	5,215,814	2,968

Zhen Ding Technology Holding Ltd.	222,850	693
		313,190

Thailand – 2.3%

Advanced Info Service PCL (Registered)	194,000	1,125

Advanced Info Service PCL NVDR	350,799	2,038

Airports of Thailand PCL NVDR	2,228,100	4,779

Bangkok Bank PCL (Registered)	102,400	698

Bangkok Bank PCL NVDR	24,700	161

Bangkok Dusit Medical Services PCL NVDR	2,117,800	1,655

Bangkok Expressway & Metro PCL NVDR	3,897,598	1,241

Banpu PCL (Registered)	233,500	119

Banpu PCL NVDR	793,920	406

Berli Jucker PCL NVDR	648,500	1,013

BTS Group Holdings PCL NVDR	3,162,400	1,097

Bumrungrad Hospital PCL NVDR	195,287	1,105

Central Pattana PCL NVDR	729,300	1,686

Charoen Pokphand Foods PCL NVDR	1,743,457	1,403

CP ALL PCL (Registered)	905,200	2,132

CP ALL PCL NVDR	1,720,936	4,057

Delta Electronics Thailand PCL NVDR	246,400	552

Electricity Generating PCL NVDR	66,500	612

Energy Absolute PCL NVDR	687,000	1,041

Glow Energy PCL (Registered)	87,100	250

Glow Energy PCL NVDR	202,202	580

Gulf Energy Development PCL NVDR	220,900	665

Home Product Center PCL NVDR	2,014,404	972

Indorama Ventures PCL NVDR	851,847	1,337

IRPC PCL (Registered)	1,860,900	337

IRPC PCL NVDR	3,537,381	640

Kasikornbank PCL (Registered)	191,500	1,136

Kasikornbank PCL NVDR	746,097	4,415

Krung Thai Bank PCL (Registered)	699,750	423

Krung Thai Bank PCL NVDR	1,113,193	673

Land & Houses PCL NVDR	1,470,200	496

Minor International PCL NVDR	1,184,930	1,459

Muangthai Capital PCL NVDR (Registered)	303,300	421

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Thailand – 2.3% – continued

PTT Exploration & Production PCL (Registered)	242,500	$959

PTT Exploration & Production PCL NVDR	473,943	1,880

PTT Global Chemical PCL (Registered)	189,814	402

PTT Global Chemical PCL NVDR	972,876	2,064

PTT PCL (Registered)	1,835,000	2,776

PTT PCL NVDR	3,663,900	5,554

Robinson PCL NVDR	248,200	460

Siam Cement (The) PCL (Registered)	51,000	775

Siam Cement (The) PCL NVDR	149,798	2,276

Siam Commercial Bank (The) PCL (Registered)	232,700	968

Siam Commercial Bank (The) PCL NVDR	709,176	2,951

Thai Oil PCL (Registered)	97,800	214

Thai Oil PCL NVDR	490,795	1,076

Thai Union Group PCL NVDR	1,120,300	684

TMB Bank PCL NVDR	5,213,700	335

True Corp. PCL NVDR	5,441,352	818
		64,916

Turkey – 0.6%

Akbank T.A.S. *	1,481,959	1,682

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	101,398	319

Arcelik A.S. *	107,932	327

Aselsan Elektronik Sanayi Ve Ticaret A.S.	181,271	692

BIM Birlesik Magazalar A.S.	110,219	1,507

Eregli Demir ve Celik Fabrikalari T.A.S.	711,078	1,166

Ford Otomotiv Sanayi A.S.	32,483	284

Haci Omer Sabanci Holding A.S.	454,685	640

Is Gayrimenkul Yatirim Ortakligi A.S. (4)*	1	–

KOC Holding A.S.	390,971	1,129

Petkim Petrokimya Holding A.S.	506,577	413

TAV Havalimanlari Holding A.S.	90,378	378

Tupras Turkiye Petrol Rafinerileri A.S.	62,856	1,408

Turk Hava Yollari A.O. *	308,307	715

Turkcell Iletisim Hizmetleri A.S.	560,633	1,216

Turkiye Garanti Bankasi A.S.	1,195,171	1,789

Turkiye Halk Bankasi A.S.	375,411	430

Turkiye Is Bankasi A.S., Class C	843,873	833

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Turkey – 0.6% – continued

Turkiye Sise ve Cam Fabrikalari A.S.	323,971	$339

Yapi ve Kredi Bankasi A.S. (4)*	1	–
		15,267

United Arab Emirates – 0.7%

Abu Dhabi Commercial Bank PJSC	1,071,727	2,767

Aldar Properties PJSC	1,974,519	975

DAMAC Properties Dubai Co. PJSC	882,329	325

DP World PLC	83,883	1,342

Dubai Islamic Bank PJSC	836,823	1,117

Emaar Development PJSC	406,697	430

Emaar Malls PJSC	980,884	465

Emaar Properties PJSC	1,811,984	2,316

Emirates Telecommunications Group Co. PJSC	917,568	4,175

First Abu Dhabi Bank PJSC	1,424,602	5,925
		19,837

United Kingdom – 0.1%

Mondi Ltd.	63,806	1,411

United States – 0.0%

Nexteer Automotive Group Ltd.	425,000	525
Total Common Stocks
(Cost $2,001,892)		2,651,639

PREFERRED STOCKS – 3.7% (1)

Brazil – 2.7%

Banco Bradesco S.A. *	1,745,244	19,078

Braskem S.A., Class A, 6.49% (5)	90,141	1,164

Centrais Eletricas Brasileiras S.A., Class B *	113,841	1,096

Cia Brasileira de Distribuicao *	82,142	1,908

Cia Energetica de Minas Gerais, 3.25% (5)	453,303	1,598

Gerdau S.A., 1.24% (5)	546,261	2,108

Itau Unibanco Holding S.A., 0.53% (5)	2,516,039	21,983

Itausa – Investimentos Itau S.A., 0.67% (5)	2,293,139	6,999

Lojas Americanas S.A. *	384,130	1,633

Petroleo Brasileiro S.A., 0.07% (5)	1,778,995	12,645

Petroleo Brasileiro S.A. ADR *	128,691	1,840

Telefonica Brasil S.A., 0.38% (5)	232,173	2,817

Telefonica Brasil S.A. ADR, 3.23% (5)	3,909	47
		74,916

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 3.7% (1) – continued

Chile – 0.1%

Embotelladora Andina S.A., Class B, 2.87% (5)	179,321	$655

Sociedad Quimica y Minera de Chile S.A., Class B, 3.17% (5)	62,088	2,386
		3,041

Colombia – 0.2%

Bancolombia S.A., 2.75% (5)	223,381	2,831

Bancolombia S.A. ADR, 2.68% (5)	2,352	120

Grupo Aval Acciones y Valores S.A., 4.88% (5)	1,956,642	758

Grupo de Inversiones Suramericana S.A., 1.63% (5)	58,658	633
		4,342

Russia – 0.1%

Surgutneftegas PJSC, 3.34% (5)	2,823,237	1,763

Surgutneftegas PJSC ADR, 3.38% (5)	84,561	520

Transneft PJSC, 2.41% (5)	232	624
		2,907

South Korea – 0.6%

Amorepacific Corp., 1.06% (5)	4,352	411

CJ Corp. *	1,074	25

Hyundai Motor Co. Ltd., 5.86% (5)	13,136	801

Hyundai Motor Co. Ltd. (2nd Preferred), 5.39% (5)	18,400	1,238

LG Chem Ltd., 2.91% (5)	4,202	770

LG Household & Health Care Ltd., 1.12% (5)	1,110	818

Samsung Electronics Co. Ltd., 3.83% (5)	428,433	13,705
		17,768
Total Preferred Stocks
(Cost $84,829)		102,974

RIGHTS – 0.0%

China – 0.0%

Xinjiang Goldwind Science & Technology Co. Ltd. *	57,836	23

India – 0.0%

Vodafone Idea Ltd. *	2,686,003	223
Total Rights
(Cost $603)		246

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.1%

iShares Core MSCI Emerging Markets ETF	111,023	$5,741

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (6)(7)	23,520,675	23,521
Total Investment Companies
(Cost $29,157)		29,262

Total Investments – 99.8%
(Cost $2,116,481)		2,784,121

Other Assets less Liabilities – 0.2%		6,684
NET ASSETS – 100.0%		$2,790,805

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Value rounds to less than one thousand.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CPO – Certificate of Ordinary Participation

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Brazilian Real	13,317	United States Dollar	3,461	6/19/19	$80

Morgan Stanley	Korean Won	5,246,323	United States Dollar	4,657	6/19/19	35

Subtotal Appreciation						115

Goldman Sachs	Indian Rupee	38,624	United States Dollar	548	6/19/19	(3)

Goldman Sachs	Taiwan Dollar	13,416	United States Dollar	436	6/19/19	–	*

Subtotal Depreciation						(3)

Total						$112

*	Amount rounds to less than one thousand.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI Emerging Markets Index	640	$33,837	Long	6/19	$364

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	12.3%
Consumer Discretionary	13.3
Consumer Staples	6.4
Energy	8.0
Financials	24.3
Health Care	2.6
Industrials	5.4
Information Technology	14.6
Materials	7.3
Real Estate	3.2
Utilities	2.6

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	23.7%
Korean Won	13.0
Taiwan Dollar	11.3
United States Dollar	11.0
Indian Rupee	9.0
Brazilian Real	7.1
South African Rand	5.9
All other currencies less than 5%	19.0
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Brazil	$122,404	$–	$–	$122,404
Chile	25,269	–	–	25,269
China	230,290	559,054	–	789,344
Colombia	8,288	–	–	8,288
Egypt	2,713	783	–	3,496
Hong Kong	804	117,429	–	118,233
India	2,048	250,109	–	252,157
Mexico	73,023	–	–	73,023
Peru	11,859	–	–	11,859
Russia	2,559	98,325	–	100,884
South Africa	1,855	157,435	–	159,290
South Korea	3,077	338,094	–	341,171
Thailand	250	64,666	–	64,916
All Other Countries (1)	–	581,305	–	581,305
Total Common Stocks	484,439	2,167,200	–	2,651,639
Preferred Stocks:
Russia	520	2,387	–	2,907

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
South Korea	$–	$17,768	$–	$17,768
All Other Countries (1)	82,299	–	–	82,299
Total Preferred Stocks	82,819	20,155	–	102,974
Rights (1)	–	246	–	246
Investment Companies	29,262	–	–	29,262
Total Investments	$596,520	$2,187,601	$–	$2,784,121

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$115	$–	$115
Futures Contracts	364	–	–	364
Liabilities
Forward Foreign Currency Exchange Contracts	–	(3)	–	(3)
Total Other Financial Instruments	$364	$112	$–	$476

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1)

Australia – 3.4%

Abacus Property Group	347,828	$920

Aventus Group	374,004	595

BGP Holdings PLC (2)*	6,535,576	–

BWP Trust	581,929	1,546

Cedar Woods Properties Ltd.	66,388	250

Centuria Industrial REIT	195,497	418

Charter Hall Education Trust	229,086	566

Charter Hall Long Wale REIT	250,634	813

Charter Hall Retail REIT	384,466	1,270

Dexus	1,138,191	10,293

GDI Property Group	511,444	505

GPT Group (The)	2,028,891	8,940

Growthpoint Properties Australia Ltd.	275,885	814

Mirvac Group	4,119,054	8,027

National Storage REIT	717,102	899

Scentre Group	5,957,703	17,427

Shopping Centres Australasia Property Group	1,030,147	1,932

Stockland	2,700,292	7,390

Vicinity Centres	3,658,152	6,749

Viva Energy REIT	511,061	922
		70,276

Austria – 0.3%

CA Immobilien Anlagen A.G.	73,822	2,666

IMMOFINANZ A.G. *	102,872	2,554

S IMMO A.G.	54,953	1,123
		6,343

Belgium – 0.6%

Aedifica S.A.	20,370	1,945

Befimmo S.A.	22,769	1,341

Cofinimmo S.A.	25,247	3,353

Intervest Offices & Warehouses N.V.	20,419	551

Montea C.V.A	12,217	1,009

Retail Estates N.V.	7,225	658

Warehouses De Pauw – CVA	19,281	3,093
		11,950

Brazil – 0.3%

Aliansce Shopping Centers S.A.	74,803	377

BR Malls Participacoes S.A. *	935,013	2,983

BR Properties S.A.	128,852	291

Iguatemi Empresa de Shopping Centers S.A.	100,203	998

LOG Commercial Properties e Participacoes S.A. *	26,500	115

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Brazil – 0.3% – continued

Multiplan Empreendimentos Imobiliarios S.A. *	314,472	$1,877

Sonae Sierra Brasil S.A.	27,915	202
		6,843

Canada – 1.5%

Allied Properties Real Estate Investment Trust	56,891	2,099

Artis Real Estate Investment Trust	79,218	659

Boardwalk Real Estate Investment Trust	25,267	771

Canadian Apartment Properties REIT	81,326	3,126

Choice Properties Real Estate Investment Trust	150,042	1,579

Cominar Real Estate Investment Trust	97,679	864

Crombie Real Estate Investment Trust	45,659	486

CT Real Estate Investment Trust	49,420	531

Dream Global Real Estate Investment Trust	213,626	2,265

Dream Industrial Real Estate Investment Trust	58,296	520

Dream Office Real Estate Investment Trust	30,630	567

First Capital Realty, Inc.	203,200	3,254

Granite Real Estate Investment Trust	26,123	1,248

H&R Real Estate Investment Trust	155,707	2,728

InterRent Real Estate Investment Trust	54,672	595

Killam Apartment Real Estate Investment Trust	95,137	1,381

Morguard Real Estate Investment Trust	24,009	224

Northview Apartment Real Estate Investment Trust	30,432	661

NorthWest Healthcare Properties Real Estate Investment Trust	71,075	620

RioCan Real Estate Investment Trust	169,473	3,357

SmartCentres Real Estate Investment Trust	73,687	1,930

Summit Industrial Income REIT	51,323	462

Tricon Capital Group, Inc.	159,380	1,373

WPT Industrial Real Estate Investment Trust	29,050	404
		31,704

Chile – 0.1%

Parque Arauco S.A.	656,842	1,757

China – 3.9%

Agile Group Holdings Ltd.	1,737,226	2,817

Beijing Capital Land Ltd., Class H	1,084,000	414

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

China – 3.9% – continued

Beijing North Star Co. Ltd., Class H	762,000	$258

Central China Real Estate Ltd.	689,000	337

China Aoyuan Group Ltd.	1,371,000	1,654

China Evergrande Group	2,940,000	9,774

China Fortune Land Development Co. Ltd., Class A	45,300	210

China Logistics Property Holdings Co. Ltd. (3)*	1,019,000	354

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	102,500	352

China SCE Group Holdings Ltd.	2,154,000	1,122

China Vanke Co. Ltd., Class A	164,640	754

China Vanke Co. Ltd., Class H	1,398,041	5,876

CIFI Holdings Group Co. Ltd.	3,860,882	2,926

Country Garden Holdings Co. Ltd.	8,508,181	13,286

Fantasia Holdings Group Co. Ltd. *	1,534,500	305

Financial Street Holdings Co. Ltd., Class A	51,200	65

Future Land Development Holdings Ltd.	1,968,000	2,436

Gemdale Corp., Class A	80,200	164

Greenland Hong Kong Holdings Ltd.	860,000	349

Greentown China Holdings Ltd.	951,500	952

Guangzhou R&F Properties Co. Ltd., Class H	1,073,002	2,321

Guorui Properties Ltd.	927,000	189

Jinke Properties Group Co. Ltd., Class A	79,900	87

Kaisa Group Holdings Ltd. *	2,346,000	1,064

KWG Group Holdings Ltd.	1,420,594	1,714

Logan Property Holdings Co. Ltd.	1,530,000	2,533

Longfor Group Holdings Ltd.	1,669,000	5,878

Modern Land China Co. Ltd.	896,000	162

Poly Developments and Holdings Group Co. Ltd., Class A	185,100	393

Powerlong Real Estate Holdings Ltd.	1,403,000	735

Redco Group (3)	936,000	441

Redsun Properties Group Ltd. *	706,000	244

RiseSun Real Estate Development Co. Ltd., Class A	63,600	107

Ronshine China Holdings Ltd. *	627,000	996

Seazen Holdings Co. Ltd., Class A	37,000	249

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,020,626	1,499

Shanghai Shibei Hi-Tech Co. Ltd., Class B	499,680	266

Shui On Land Ltd.	3,973,777	982

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

China – 3.9% – continued

Sino-Ocean Group Holding Ltd.	3,377,000	$1,483

Skyfame Realty Holdings Ltd.	2,512,000	362

SOHO China Ltd. *	2,496,756	1,052

Sunac China Holdings Ltd.	2,718,050	13,536

Yuzhou Properties Co. Ltd.	1,863,708	1,125

Zhejiang China Commodities City Group Co. Ltd., Class A	68,700	49
		81,872

Egypt – 0.1%

Heliopolis Housing	134,895	188

Medinet Nasr Housing *	607,137	247

Palm Hills Developments S.A.E. *	1,635,301	258

Six of October Development & Investment *	209,151	197

Talaat Moustafa Group	1,105,285	715
		1,605

Finland – 0.0%

Citycon OYJ	79,780	817

France – 2.5%

Covivio	51,024	5,418

Gecina S.A.	51,419	7,611

ICADE	37,890	3,206

Klepierre S.A.	229,709	8,046

Mercialys S.A.	60,236	845

Nexity S.A.	46,719	2,280

Unibail-Rodamco-Westfield	154,927	25,398
		52,804

Germany – 4.0%

ADLER Real Estate A.G.	39,373	580

ADO Properties S.A. (3)	31,661	1,800

alstria office REIT-A.G.	173,054	2,815

Aroundtown S.A.	882,271	7,276

Deutsche EuroShop A.G.	55,635	1,686

Deutsche Wohnen S.E.	399,952	19,402

DIC Asset A.G.	51,649	582

Front Yard Residential Corp.	53,830	499

Grand City Properties S.A.	131,901	3,184

Hamborner REIT A.G.	67,360	705

LEG Immobilien A.G.	71,031	8,721

Sirius Real Estate Ltd.	992,180	819

TAG Immobilien A.G.	140,466	3,467

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Germany – 4.0% – continued

TLG Immobilien A.G.	105,226	$3,168

Vonovia S.E.	551,470	28,586
		83,290

Greece – 0.0%

Grivalia Properties REIC A.E. *	48,228	583

LAMDA Development S.A. *	29,271	210
		793

Hong Kong – 10.2%

Asiasec Properties Ltd.	299,000	105

C&D International Investment Group Ltd.	191,000	220

Carnival Group International Holdings Ltd. *	8,530,000	51

Champion REIT	2,299,846	1,992

China Jinmao Holdings Group Ltd.	5,892,000	3,851

China Merchants Land Ltd. *	1,210,000	202

China Overseas Grand Oceans Group Ltd.	1,739,500	946

China Overseas Land & Investment Ltd.	4,304,542	16,372

China Resources Land Ltd.	3,112,155	13,953

China Vast Industrial Urban Development Co. Ltd. (3)	452,000	180

Chinese Estates Holdings Ltd.	591,500	688

CK Asset Holdings Ltd.	2,899,000	25,774

CSI Properties Ltd.	4,820,000	246

Far East Consortium International Ltd.	1,312,096	629

Gemdale Properties & Investment Corp. Ltd.	5,800,000	739

Glorious Property Holdings Ltd. *	2,809,100	143

Ground International Development Ltd. *	1,315,000	53

Hang Lung Group Ltd.	1,003,000	3,220

Hang Lung Properties Ltd.	2,265,452	5,529

Henderson Land Development Co. Ltd.	1,484,505	9,436

HKC Holdings Ltd.	195,000	165

Hongkong Land Holdings Ltd.	1,309,818	9,323

Hysan Development Co. Ltd.	703,045	3,766

Jiayuan International Group Ltd.	1,030,915	545

K Wah International Holdings Ltd.	1,554,802	960

Kerry Properties Ltd.	743,099	3,318

Lai Sun Development Co. Ltd.	221,957	374

Langham Hospitality Investments and Langham Hospitality Investments Ltd.	866,500	353

Link REIT	2,364,800	27,653

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Hong Kong – 10.2% – continued

New World Development Co. Ltd.	6,872,325	$11,397

Poly Property Group Co. Ltd.	2,282,000	889

Prosperity REIT	1,426,000	643

Road King Infrastructure Ltd.	233,000	529

Shanghai Industrial Urban Development Group Ltd.	1,452,000	309

Shenzhen Investment Ltd.	3,726,182	1,426

Shimao Property Holdings Ltd.	1,310,369	4,106

Sino Land Co. Ltd.	3,729,051	7,210

Sun Hung Kai Properties Ltd.	1,785,925	30,642

Sunlight Real Estate Investment Trust	1,165,000	877

Swire Properties Ltd.	1,312,000	5,644

Top Spring International Holdings Ltd.	425,000	129

Wharf Holdings (The) Ltd.	1,385,317	4,182

Wharf Real Estate Investment Co. Ltd.	1,363,317	10,150

Yuexiu Property Co. Ltd.	7,691,442	1,853

Yuexiu Real Estate Investment Trust	1,742,000	1,238

Zhuguang Holdings Group Co. Ltd. *	1,916,000	300
		212,310

India – 0.1%

Godrej Properties Ltd. *	60,421	708

Indiabulls Real Estate Ltd. *	214,962	286

Oberoi Realty Ltd.	57,318	437

Phoenix Mills (The) Ltd.	68,455	649

Prestige Estates Projects Ltd.	119,851	437

Sunteck Realty Ltd.	51,118	341
		2,858

Indonesia – 0.2%

Ciputra Development Tbk PT	11,071,236	778

Lippo Karawaci Tbk PT	10,640,100	215

Pakuwon Jati Tbk PT	20,125,140	975

PP Properti Tbk PT	33,008,200	342

Sentul City Tbk PT *	20,990,200	158

Summarecon Agung Tbk PT	12,230,300	809
		3,277

Ireland – 0.2%

Green REIT PLC	762,947	1,285

Hibernia REIT PLC	785,086	1,177

Irish Residential Properties REIT PLC	406,950	726
		3,188

Israel – 0.3%

ADO Group Ltd. *	13,019	280

Africa Israel Properties Ltd. *	12,786	355

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Israel – 0.3% – continued

Amot Investments Ltd.	151,908	$846

Bayside Land Corp.	1,117	532

Blue Square Real Estate Ltd.	5,626	222

Industrial Buildings Corp. Ltd. *	160,288	260

Jerusalem Economy Ltd. *	233,530	731

Melisron Ltd.	21,208	1,080

Reit 1 Ltd.	204,323	899

Summit Real Estate Holdings Ltd.	33,305	295
		5,500

Italy – 0.0%

Immobiliare Grande Distribuzione SIIQ S.p.A.	59,110	427

Japan – 11.0%

Activia Properties, Inc.	715	2,970

Advance Residence Investment Corp.	1,361	3,792

Aeon Mall Co. Ltd.	112,866	1,859

AEON REIT Investment Corp.	1,596	1,881

Comforia Residential REIT, Inc.	621	1,703

Daibiru Corp.	48,800	464

Daiwa House Industry Co. Ltd.	634,200	20,176

Daiwa House REIT Investment Corp.	2,108	4,679

Daiwa Office Investment Corp.	354	2,518

Frontier Real Estate Investment Corp.	498	2,089

Fukuoka REIT Corp.	791	1,216

Global One Real Estate Investment Corp.	1,029	1,236

GLP J-Reit	3,836	4,113

Goldcrest Co. Ltd.	16,400	222

Hankyu Hanshin REIT, Inc.	597	802

Heiwa Real Estate Co. Ltd.	38,000	733

Heiwa Real Estate REIT, Inc.	1,007	1,173

Hoshino Resorts REIT, Inc.	251	1,258

Hulic Co. Ltd.	337,740	3,319

Hulic Reit, Inc.	1,296	2,208

Ichigo Office REIT Investment	1,378	1,321

Ichigo, Inc.	302,300	1,040

Industrial & Infrastructure Fund Investment Corp.	1,602	1,789

Invesco Office J-REIT, Inc.	9,689	1,538

Invincible Investment Corp.	6,547	3,205

Japan Excellent, Inc.	1,299	1,886

Japan Hotel REIT Investment Corp.	5,004	4,035

Japan Logistics Fund, Inc.	970	2,057

Japan Prime Realty Investment Corp.	933	3,843

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Japan – 11.0% – continued

Japan Real Estate Investment Corp.	1,481	$8,731

Japan Rental Housing Investments, Inc.	1,877	1,494

Japan Retail Fund Investment Corp.	2,915	5,860

Katitas Co. Ltd.	25,900	892

Kenedix Office Investment Corp.	484	3,361

Kenedix Residential Next Investment Corp.	922	1,529

Kenedix Retail REIT Corp.	568	1,385

LaSalle Logiport REIT	1,279	1,264

Leopalace21 Corp. *	268,100	538

MCUBS MidCity Investment Corp.	1,834	1,685

Mirai Corp.	434	790

Mitsubishi Estate Co. Ltd.	1,323,780	24,042

Mitsubishi Estate Logistics REIT Investment Corp.	232	549

Mitsui Fudosan Co. Ltd.	999,162	25,174

Mitsui Fudosan Logistics Park, Inc.	397	1,270

Mori Hills REIT Investment Corp.	1,768	2,375

Mori Trust Hotel Reit, Inc.	339	421

Mori Trust Sogo reit, Inc.	1,116	1,735

Nippon Accommodations Fund, Inc.	496	2,518

Nippon Building Fund, Inc.	1,487	10,067

Nippon Prologis REIT, Inc.	1,951	4,153

NIPPON REIT Investment Corp.	499	1,925

Nomura Real Estate Holdings, Inc.	142,600	2,743

Nomura Real Estate Master Fund, Inc.	4,398	6,482

One REIT, Inc.	229	586

Orix JREIT, Inc.	2,947	5,056

Premier Investment Corp.	1,460	1,840

SAMTY Co. Ltd.	25,900	352

Sekisui House Reit, Inc.	4,041	3,053

Shinoken Group Co. Ltd.	25,600	174

Sumitomo Realty & Development Co. Ltd.	399,025	16,557

Sun Frontier Fudousan Co. Ltd.	30,400	326

Takara Leben Co. Ltd.	83,200	259

TOC Co. Ltd.	49,000	340

Tokyo Tatemono Co. Ltd.	223,800	2,751

Tokyu REIT, Inc.	985	1,595

Tosei Corp.	32,600	296

United Urban Investment Corp.	3,260	5,149

Unizo Holdings Co. Ltd.	31,200	596
		229,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Malaysia – 0.3%

Eastern & Oriental Bhd. *	716,058	$159

Eco World Development Group Bhd. *	1,077,900	246

Eco World International Bhd. *	876,300	159

IGB Real Estate Investment Trust	1,934,200	876

IOI Properties Group Bhd.	1,921,900	622

Mah Sing Group Bhd.	1,103,600	251

Matrix Concepts Holdings Bhd.	394,700	183

Pavilion Real Estate Investment Trust	785,700	350

Sime Darby Property Bhd.	3,381,500	921

SP Setia Bhd. Group	1,781,042	991

Sunway Real Estate Investment Trust	1,649,300	727

UEM Sunrise Bhd.	1,407,100	283

UOA Development Bhd.	571,000	301

YTL Hospitality REIT	607,600	191
		6,260

Mexico – 0.5%

Concentradora Fibra Danhos S.A. de C.V. (3)	365,653	524

Concentradora Fibra Hotelera Mexicana S.A. de C.V.	820,300	401

Corp. Inmobiliaria Vesta S.A.B. de C.V.	653,400	942

Fibra Uno Administracion S.A. de C.V.	3,846,309	5,301

Macquarie Mexico Real Estate Management S.A. de C.V. (3)*	885,489	967

PLA Administradora Industrial S. de R.L. de C.V.	883,800	1,354

Prologis Property Mexico S.A. de C.V.	393,900	761
		10,250

Netherlands – 0.2%

Brack Capital Properties N.V. *	2,813	305

Eurocommercial Properties N.V. – CVA	49,584	1,431

NSI N.V.	20,437	868

Vastned Retail N.V.	14,007	543

Wereldhave N.V.	45,192	1,237
		4,384

New Zealand – 0.2%

Argosy Property Ltd.	903,355	788

Goodman Property Trust	1,093,699	1,289

Kiwi Property Group Ltd.	1,594,351	1,612

Precinct Properties New Zealand Ltd.	1,194,293	1,269
		4,958

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Norway – 0.1%

Entra ASA (3)	132,637	$2,003

Selvaag Bolig ASA	44,564	222
		2,225

Philippines – 0.9%

Ayala Land, Inc.	8,310,851	7,109

DoubleDragon Properties Corp. *	744,700	324

Filinvest Land, Inc.	10,271,989	298

Megaworld Corp.	12,721,501	1,405

Robinsons Land Corp.	2,376,596	1,109

SM Prime Holdings, Inc.	11,375,553	8,647

Vista Land & Lifescapes, Inc.	4,069,900	558
		19,450

Qatar – 0.3%

Barwa Real Estate Co.	219,830	2,213

Ezdan Holding Group QSC *	894,999	2,435

United Development Co. QSC	187,045	716
		5,364

Romania – 0.2%

NEPI Rockcastle PLC	420,568	3,541

Russia – 0.0%

LSR Group PJSC GDR (Registered)	269,699	540

Singapore – 2.7%

Ascendas Hospitality Trust	711,100	462

Ascendas Real Estate Investment Trust	2,987,953	6,423

Ascott Residence Trust	1,579,860	1,377

Cache Logistics Trust	1,069,000	588

CapitaLand Commercial Trust	2,922,771	4,190

CapitaLand Mall Trust	2,910,715	5,115

CapitaLand Retail China Trust	693,709	804

CDL Hospitality Trusts	849,092	1,022

City Developments Ltd.	463,400	3,099

ESR-REIT	2,077,220	827

Far East Hospitality Trust	780,300	403

First Real Estate Investment Trust	629,351	460

Frasers Centrepoint Trust	600,400	1,055

Frasers Commercial Trust	734,286	802

Frasers Hospitality Trust	783,900	425

Frasers Logistics & Industrial Trust	1,710,100	1,464

GuocoLand Ltd.	247,200	354

Keppel DC REIT	1,106,400	1,225

Keppel REIT	2,096,020	1,996

Lippo Malls Indonesia Retail Trust	1,942,500	282

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Singapore – 2.7% – continued

Manulife U.S. Real Estate Investment Trust	1,364,900	$1,168

Mapletree Commercial Trust	2,142,102	2,987

Mapletree Industrial Trust	1,465,607	2,272

Mapletree Logistics Trust	2,878,736	3,105

Mapletree North Asia Commercial Trust	2,555,400	2,491

OUE Hospitality Trust	1,051,800	563

OUE Ltd.	306,800	385

Parkway Life Real Estate Investment Trust	429,000	925

Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	873,000	274

Soilbuild Business Space REIT	715,000	324

SPH REIT	851,000	659

Starhill Global REIT	1,687,200	909

Suntec Real Estate Investment Trust	2,402,591	3,460

UOL Group Ltd.	570,597	2,937

Yanlord Land Group Ltd.	770,600	775
		55,607

South Africa – 0.8%

Arrowhead Properties Ltd.	995,629	258

Attacq Ltd.	513,833	511

Delta Property Fund Ltd.	674,036	82

Emira Property Fund Ltd.	526,066	504

Equites Property Fund Ltd.	386,558	523

Growthpoint Properties Ltd.	3,322,192	5,630

Hyprop Investments Ltd.	290,585	1,419

Rebosis Property Fund Ltd.	486,897	60

Redefine Properties Ltd.	6,245,514	4,197

Resilient REIT Ltd.	307,486	1,165

SA Corporate Real Estate Ltd.	2,139,923	540

Vukile Property Fund Ltd.	826,237	1,145
		16,034

South Korea – 0.0%

Dongwon Development Co. Ltd.	41,116	153

SK D&D Co. Ltd.	8,610	232
		385

Spain – 0.5%

Inmobiliaria Colonial Socimi S.A.	290,068	2,983

Lar Espana Real Estate Socimi S.A.	98,633	823

Merlin Properties Socimi S.A.	394,988	5,170

Metrovacesa S.A. (3)*	55,728	675
		9,651

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Sweden – 1.3%

Castellum AB	304,954	$5,917

Dios Fastigheter AB	92,014	755

Fabege AB	295,500	4,292

Fastighets AB Balder, Class B *	113,971	3,654

Hembla AB *	42,139	815

Hemfosa Fastigheter AB	186,473	1,636

Hufvudstaden AB, Class A	124,562	2,162

Klovern AB, Class B	605,551	831

Kungsleden AB	206,728	1,646

Nyfosa AB *	187,480	1,124

Victoria Park AB, Class B	34,073	135

Wallenstam AB, Class B	180,095	1,818

Wihlborgs Fastigheter AB	154,332	2,105
		26,890

Switzerland – 0.8%

Allreal Holding A.G. (Registered) *	14,966	2,548

Intershop Holding A.G.	1,313	670

Mobimo Holding A.G. (Registered)	7,293	1,835

PSP Swiss Property A.G. (Registered)	46,515	5,055

Swiss Prime Site A.G. (Registered) *	85,872	7,527
		17,635

Taiwan – 0.2%

Cathay Real Estate Development Co. Ltd.	532,000	416

Farglory Land Development Co. Ltd.	389,000	473

Highwealth Construction Corp.	911,000	1,503

Huaku Development Co. Ltd.	260,000	625

Hung Sheng Construction Ltd.	731,200	705

Kindom Construction Corp.	312,000	204

Prince Housing & Development Corp.	1,109,000	417

Radium Life Tech Co. Ltd. *	671,000	324

Shining Building Business Co. Ltd. *	349,700	119
		4,786

Thailand – 0.4%

Amata Corp. PCL NVDR	548,200	365

Ananda Development PCL NVDR	1,655,600	187

AP Thailand PCL (Registered)	441,405	98

AP Thailand PCL NVDR	572,004	127

Central Pattana PCL (Registered)	825,726	1,906

Central Pattana PCL NVDR	674,198	1,559

Golden Land Property Development PCL NVDR	582,100	153

Land & Houses PCL NVDR	3,437,000	1,160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

Thailand – 0.4% – continued

LPN Development PCL (Registered)	8,475	$2

LPN Development PCL NVDR	562,801	122

Origin Property PCL NVDR	592,500	128

Platinum Group (The) PCL NVDR	825,300	169

Quality Houses PCL NVDR	4,954,900	463

Sansiri PCL NVDR	6,073,566	251

SC Asset Corp. PCL (Registered)	747,984	71

SC Asset Corp. PCL NVDR	683,024	65

Siam Future Development PCL NVDR	844,194	202

Singha Estate PCL NVDR	2,520,500	256

Supalai PCL (Registered)	280,445	167

Supalai PCL NVDR	646,900	385

U City PCL NVDR *	2,905,500	203

Univentures PCL NVDR	727,400	140

WHA Corp. PCL NVDR	8,083,300	1,076
		9,255

United Arab Emirates – 0.2%

Aldar Properties PJSC	4,291,158	2,119

Deyaar Development PJSC *	1,482,064	138

Emaar Development PJSC	877,114	928

Emaar Malls PJSC	2,337,702	1,109

Eshraq Properties Co. PJSC *	1,150,177	144

RAK Properties PJSC *	963,537	112
		4,550

United Kingdom – 3.6%

Assura PLC	2,766,008	2,070

Big Yellow Group PLC	176,477	2,281

British Land (The) Co. PLC	1,027,088	7,883

Capital & Counties Properties PLC	825,726	2,593

Capital & Regional PLC	438,106	145

Civitas Social Housing PLC	693,988	868

Derwent London PLC	120,063	5,041

Empiric Student Property PLC	636,708	759

GCP Student Living PLC	463,369	922

Grainger PLC	679,853	2,094

Great Portland Estates PLC	289,164	2,813

Hammerson PLC	874,029	3,829

Hansteen Holdings PLC	432,548	548

Helical PLC	106,477	459

Intu Properties PLC	982,484	1,365

Land Securities Group PLC	832,095	9,912

LondonMetric Property PLC	782,879	2,037

NewRiver REIT PLC	340,510	1,058

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

United Kingdom – 3.6% – continued

Primary Health Properties PLC	1,255,240	$2,123

RDI REIT PLC	299,317	593

Regional REIT Ltd. (3)	331,935	454

Safestore Holdings PLC	232,226	1,804

Schroder Real Estate Investment Trust Ltd.	542,714	392

Segro PLC	1,214,481	10,656

Shaftesbury PLC	188,199	2,159

St. Modwen Properties PLC	222,223	1,150

Standard Life Investment Property Income Trust Ltd.	403,765	474

Tritax Big Box REIT PLC	1,853,233	3,470

UNITE Group (The) PLC	296,648	3,547

Watkin Jones PLC	174,931	502

Workspace Group PLC	156,696	1,994
		75,995

United States – 47.1%

Acadia Realty Trust	93,483	2,549

Agree Realty Corp.	38,302	2,656

Alexander’s, Inc.	2,553	960

Alexandria Real Estate Equities, Inc.	120,505	17,179

American Assets Trust, Inc.	36,974	1,696

American Campus Communities, Inc.	154,411	7,347

American Finance Trust, Inc.	89,813	970

American Homes 4 Rent, Class A	299,699	6,809

Apartment Investment & Management Co., Class A	174,591	8,780

Apple Hospitality REIT, Inc.	244,539	3,986

Ashford Hospitality Trust, Inc.	116,950	555

AvalonBay Communities, Inc.	154,645	31,042

Boston Properties, Inc.	172,994	23,160

Braemar Hotels & Resorts, Inc.	30,738	375

Brandywine Realty Trust	202,160	3,206

Brixmor Property Group, Inc.	337,837	6,206

Brookfield Property REIT, Inc., Class A	110,303	2,260

Camden Property Trust	104,312	10,588

CareTrust REIT, Inc.	93,611	2,196

CBL & Associates Properties, Inc.	182,680	283

Cedar Realty Trust, Inc.	95,854	326

Chatham Lodging Trust	49,803	958

Chesapeake Lodging Trust	67,402	1,874

Colony Capital, Inc.	526,906	2,803

Columbia Property Trust, Inc.	134,112	3,019

Community Healthcare Trust, Inc.	20,500	736

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

United States – 47.1% – continued

CorePoint Lodging, Inc.	46,741	$522

CoreSite Realty Corp.	40,809	4,367

Corporate Office Properties Trust	121,058	3,305

Cousins Properties, Inc.	468,286	4,524

CubeSmart	210,145	6,733

CyrusOne, Inc.	119,535	6,268

DiamondRock Hospitality Co.	230,139	2,492

Digital Realty Trust, Inc.	231,190	27,512

Douglas Emmett, Inc.	181,781	7,348

Duke Realty Corp.	401,490	12,278

Easterly Government Properties, Inc.	70,042	1,261

EastGroup Properties, Inc.	40,812	4,556

Empire State Realty Trust, Inc., Class A	164,956	2,606

Equinix, Inc.	90,092	40,826

Equity Commonwealth	138,174	4,517

Equity Commonwealth – (Fractional Shares) (2)	75,000	–

Equity LifeStyle Properties, Inc.	95,404	10,905

Equity Residential	412,289	31,054

Essex Property Trust, Inc.	73,917	21,380

Extra Space Storage, Inc.	141,838	14,455

Federal Realty Investment Trust	82,703	11,401

First Industrial Realty Trust, Inc.	141,882	5,017

Four Corners Property Trust, Inc.	74,218	2,197

Franklin Street Properties Corp.	118,960	855

FRP Holdings, Inc. *	7,499	357

Getty Realty Corp.	39,610	1,269

Gladstone Commercial Corp.	34,744	722

Global Net Lease, Inc.	84,809	1,603

HCP, Inc.	526,279	16,473

Healthcare Realty Trust, Inc.	141,467	4,542

Healthcare Trust of America, Inc., Class A	230,843	6,600

Hersha Hospitality Trust	41,171	706

Highwoods Properties, Inc.	115,910	5,422

Hospitality Properties Trust	184,479	4,854

Host Hotels & Resorts, Inc.	832,264	15,730

Howard Hughes (The) Corp. *	46,356	5,099

Hudson Pacific Properties, Inc.	174,833	6,018

Independence Realty Trust, Inc.	95,296	1,028

Industrial Logistics Properties Trust	72,304	1,458

Investors Real Estate Trust	12,583	754

Invitation Homes, Inc.	381,403	9,280

Iron Mountain, Inc.	304,794	10,808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

United States – 47.1% – continued

JBG SMITH Properties	128,266	$5,304

Kennedy-Wilson Holdings, Inc.	147,294	3,151

Kilroy Realty Corp.	113,122	8,593

Kimco Realty Corp.	473,555	8,761

Kite Realty Group Trust	93,478	1,495

Lexington Realty Trust	237,120	2,148

Liberty Property Trust	166,045	8,040

Life Storage, Inc.	52,259	5,083

LTC Properties, Inc.	45,806	2,098

Macerich (The) Co.	118,476	5,136

Mack-Cali Realty Corp.	104,023	2,309

Medical Properties Trust, Inc.	410,708	7,602

Mid-America Apartment Communities, Inc.	127,408	13,929

Monmouth Real Estate Investment Corp.	95,706	1,261

National Health Investors, Inc.	47,205	3,708

National Retail Properties, Inc.	178,322	9,877

National Storage Affiliates Trust	62,402	1,779

New Senior Investment Group, Inc.	96,302	525

NexPoint Residential Trust, Inc.	19,697	755

NorthStar Realty Europe Corp.	48,548	843

Office Properties Income Trust	53,464	1,478

Omega Healthcare Investors, Inc.	225,581	8,606

One Liberty Properties, Inc.	15,052	436

Paramount Group, Inc.	243,047	3,449

Park Hotels & Resorts, Inc.	224,226	6,969

Pebblebrook Hotel Trust	147,216	4,573

Pennsylvania Real Estate Investment Trust	74,442	468

Physicians Realty Trust	204,017	3,838

Piedmont Office Realty Trust, Inc., Class A	145,577	3,035

Preferred Apartment Communities, Inc., Class A	44,303	657

Prologis, Inc.	705,020	50,726

PS Business Parks, Inc.	23,103	3,623

Public Storage	175,793	38,284

QTS Realty Trust, Inc., Class A	56,446	2,539

Realty Income Corp.	330,138	24,285

Regency Centers Corp.	170,785	11,526

Retail Opportunity Investments Corp.	130,802	2,268

Retail Properties of America, Inc., Class A	240,585	2,933

Retail Value, Inc.	17,265	538

Rexford Industrial Realty, Inc.	105,567	3,780

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% (1) – continued

United States – 47.1% – continued

RLJ Lodging Trust	196,627	$3,455

RPT Realty	94,600	1,136

Ryman Hospitality Properties, Inc.	51,438	4,230

Sabra Health Care REIT, Inc.	199,118	3,877

Saul Centers, Inc.	14,761	758

Senior Housing Properties Trust	266,474	3,139

Seritage Growth Properties, Class A	37,772	1,679

Simon Property Group, Inc.	346,439	63,125

SITE Centers Corp.	180,513	2,459

SL Green Realty Corp.	96,111	8,642

Spirit MTA REIT	45,187	293

Spirit Realty Capital, Inc.	96,004	3,814

STAG Industrial, Inc.	120,962	3,587

STORE Capital Corp.	214,850	7,197

Summit Hotel Properties, Inc.	118,102	1,348

Sun Communities, Inc.	96,542	11,442

Sunstone Hotel Investors, Inc.	255,738	3,683

Tanger Factory Outlet Centers, Inc.	103,870	2,179

Taubman Centers, Inc.	68,554	3,625

Terreno Realty Corp.	66,770	2,807

Tier REIT, Inc.	60,478	1,733

TravelCenters of America LLC – (Fractional Shares) (2)*	50,000	–

UDR, Inc.	300,123	13,644

UMH Properties, Inc.	38,571	543

Universal Health Realty Income Trust	14,198	1,075

Urban Edge Properties	130,990	2,489

Urstadt Biddle Properties, Inc., Class A	33,558	693

Ventas, Inc.	399,222	25,474

VEREIT, Inc.	1,086,702	9,096

Vornado Realty Trust	192,116	12,956

Washington Prime Group, Inc.	210,365	1,189

Washington Real Estate Investment Trust	90,869	2,579

Weingarten Realty Investors	136,095	3,997

Welltower, Inc.	420,603	32,639

Whitestone REIT	37,492	451

WP Carey, Inc.	180,231	14,117

Xenia Hotels & Resorts, Inc.	128,905	2,824
		986,003
Total Common Stocks
(Cost $1,571,016)		2,070,415

	PRINCIPAL AMOUNT (000s) (4)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Malaysia – 0.0%

YTL Land & Development Bhd., 6.00%, 10/31/21 (MYR)	$114	$10
Total Convertible Bonds
(Cost $27)		10

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (5)(6)	7,610,341	$7,610
Total Investment Companies
(Cost $7,610)		7,610

Total Investments – 99.4%
(Cost $1,578,653)		2,078,035

Other Assets less Liabilities – 0.6%		13,198
NET ASSETS – 100.0%		$2,091,233

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)

Principal amount is in U.S. dollars unless otherwise indicated. (5) Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

(6)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CVA – Credit Valuation Adjustment

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

MYR – Malaysian Ringgit

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Citibank	United States Dollar	105	Swedish Krona	975	6/19/19	$–*

Goldman Sachs	United States Dollar	2,876	Hong Kong Dollar	22,527	6/19/19	–*

JPMorgan Chase	United States Dollar	1,384	Japanese Yen	153,033	6/19/19	5

Morgan Stanley	British Pound	82	United States Dollar	108	6/19/19	2

Morgan Stanley	United States Dollar	171	Swiss Franc	170	6/19/19	2

Societe Generale	United States Dollar	1	Singapore Dollar	1	6/19/19	–*

Subtotal Appreciation						9

Citibank	Australian Dollar	1,005	United States Dollar	712	6/19/19	(3)

Citibank	United States Dollar	37	Canadian Dollar	49	6/19/19	–*

Morgan Stanley	United States Dollar	617	Euro	541	6/19/19	(6)

Subtotal Depreciation						(9)

Total						$–*

* Amount rounds to less than one thousand.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500 (United States Dollar)	48	$6,811	Long	6/19	$146

E-Mini S&P MidCap 400 (United States Dollar)	34	6,463	Long	6/19	94

MSCI EAFE Index (United States Dollar)	23	2,146	Long	6/19	32

MSCI Emerging Markets Index (United States Dollar)	106	5,604	Long	6/19	94

S&P/TSX 60 Index (Canadian Dollar)	3	430	Long	6/19	1

Total					$367

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Retail REITs	16.2%
Office REITs	10.8
Real Estate Operating Companies	10.3
Residential REITs	10.0
Diversified Real Estate Activities	9.5
Real Estate Development	9.3
Diversified REITs	9.2
Specialized REITs	8.1
Industrial REITs	6.8
Health Care REITs	6.3
Other Industries less than 5%	3.5

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.3%
Hong Kong Dollar	13.6
Japanese Yen	11.1
Euro	8.3
All other currencies less than 5%	18.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Brazil	$6,843	$–	$–	$6,843
Canada	31,704	–	–	31,704

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued MARCH 31, 2019

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Chile	$ 1,757	$ –	$–	$ 1,757
Egypt	1,159	446	–	1,605
France	25,398	27,406	–	52,804
Germany	499	82,791	–	83,290
Mexico	10,250	–	–	10,250
United States	986,003	–	–	986,003
All Other Countries (1)	–	896,159	–	896,159
Total Common Stocks	1,063,613	1,006,802	–	2,070,415
Convertible Bonds (1)	–	10	–	10
Investment Companies	7,610	–	–	7,610
Total Investments	$1,071,223	$1,006,812	$–	$2,078,035

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$9	$–	$9
Futures Contracts	367	–	–	367
Liabilities
Forward Foreign Currency Exchange Contracts	–	(9)	–	(9)
Total Other Financial Instruments	$ 367	$–	$–	$ 367

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1)

Australia – 3.1%

AGL Energy Ltd.	18,987	$294

Amcor Ltd.	33,219	363

AMP Ltd.	92,935	139

APA Group	36,253	258

ASX Ltd.	5,655	281

Aurizon Holdings Ltd.	62,352	202

AusNet Services	62,807	79

Australia & New Zealand Banking Group Ltd.	84,867	1,576

Bendigo & Adelaide Bank Ltd.	16,356	112

BlueScope Steel Ltd.	16,330	162

Boral Ltd.	33,356	109

Brambles Ltd.	46,350	388

Caltex Australia Ltd.	7,679	143

Coca-Cola Amatil Ltd.	14,330	88

Cochlear Ltd.	1,788	221

Commonwealth Bank of Australia	52,396	2,639

Computershare Ltd.	13,503	164

CSL Ltd.	13,427	1,865

Dexus	29,651	268

Flight Centre Travel Group Ltd.	2,022	61

Fortescue Metals Group Ltd.	44,920	227

Goodman Group	48,558	460

GPT Group (The)	55,804	246

Harvey Norman Holdings Ltd.	19,369	55

Insurance Australia Group Ltd.	66,287	363

LendLease Group	17,805	157

Macquarie Group Ltd.	9,616	884

Mirvac Group	106,664	208

National Australia Bank Ltd.	80,891	1,456

Newcrest Mining Ltd.	23,064	417

Orica Ltd.	12,077	152

Origin Energy Ltd.	50,686	260

Ramsay Health Care Ltd.	4,129	189

Scentre Group	154,366	452

SEEK Ltd.	10,770	135

Stockland	69,989	192

Sydney Airport	31,736	168

Telstra Corp. Ltd.	120,000	284

Transurban Group	80,116	752

Wesfarmers Ltd.	33,798	832

Westpac Banking Corp.	101,649	1,869

Woodside Petroleum Ltd.	27,793	685
		19,855

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Austria – 0.1%

OMV A.G.	4,587	$249

voestalpine A.G.	3,248	99
		348

Belgium – 0.2%

Colruyt S.A.	1,956	145

KBC Group N.V.	7,413	518

Solvay S.A., Class A	2,259	245

UCB S.A.	3,859	331

Umicore S.A.	6,077	271
		1,510

Canada – 3.6%

Agnico Eagle Mines Ltd.	6,711	292

Alimentation Couche-Tard, Inc., Class B	13,098	772

AltaGas Ltd.	7,548	99

ARC Resources Ltd.	10,940	75

Aurora Cannabis, Inc.	20,480	185

Bank of Montreal	18,976	1,420

Bank of Nova Scotia (The)	36,376	1,936

BlackBerry Ltd. *	14,239	144

CAE, Inc.	7,929	176

Canadian Imperial Bank of Commerce	13,136	1,038

Canadian National Railway Co.	21,590	1,933

Canadian Tire Corp. Ltd., Class A	1,725	186

Canopy Growth Corp. *	5,998	259

Cenovus Energy, Inc.	30,547	265

CGI, Inc. *	7,234	497

Emera, Inc.	1,710	64

Empire Co. Ltd., Class A	5,002	108

Enbridge, Inc.	59,915	2,170

Encana Corp.	44,806	325

First Capital Realty, Inc.	4,953	79

Fortis, Inc.	12,503	462

Franco-Nevada Corp.	5,571	418

Gildan Activewear, Inc.	5,786	208

Hydro One Ltd. (2)	9,830	153

Loblaw Cos. Ltd.	5,399	266

Lululemon Athletica, Inc. *	2,973	487

Lundin Mining Corp.	17,877	83

Magna International, Inc.	9,473	461

Metro, Inc.	7,117	262

Nutrien Ltd.	18,245	962

Open Text Corp.	7,700	296

PrairieSky Royalty Ltd.	6,143	83

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Canada – 3.6% – continued

Rogers Communications, Inc., Class B	10,880	$585

Sun Life Financial, Inc.	17,974	691

Suncor Energy, Inc.	47,573	1,542

Teck Resources Ltd., Class B	14,744	341

Toronto-Dominion Bank (The)	54,247	2,944

Vermilion Energy, Inc.	3,907	96

Wheaton Precious Metals Corp.	12,917	307

WSP Global, Inc.	3,089	169
		22,839

Denmark – 0.9%

Chr Hansen Holding A/S	2,837	288

Coloplast A/S, Class B	3,463	380

Demant A/S *	2,759	82

Genmab A/S *	1,865	324

H Lundbeck A/S	2,109	91

ISS A/S	4,933	150

Novo Nordisk A/S, Class B	53,856	2,820

Novozymes A/S, Class B	6,278	289

Orsted A/S (2)	5,640	428

Pandora A/S	3,104	145

Tryg A/S	3,418	94

Vestas Wind Systems A/S	5,668	477
		5,568

Finland – 0.5%

Metso OYJ	2,854	98

Neste OYJ	3,838	409

Nokia OYJ	167,232	951

Nokian Renkaat OYJ	3,389	114

Nordea Bank Abp	90,171	687

Orion OYJ, Class B	2,829	106

Stora Enso OYJ (Registered)	17,124	210

UPM-Kymmene OYJ	15,485	452

Wartsila OYJ Abp	13,891	224
		3,251

France – 3.4%

Accor S.A.	5,769	234

Air Liquide S.A.	12,674	1,614

Atos S.E.	2,771	268

AXA S.A.	57,379	1,446

Bouygues S.A.	6,742	241

Capgemini S.E.	4,858	591

Carrefour S.A.	17,858	334

Casino Guichard Perrachon S.A.	1,602	70

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

France – 3.4% – continued

Cie de Saint-Gobain	14,786	$536

Cie Generale des Etablissements Michelin S.C.A.	5,162	612

CNP Assurances	4,685	103

Credit Agricole S.A.	34,518	418

Danone S.A.	18,239	1,407

Eiffage S.A.	2,302	221

EssilorLuxottica S.A. (Euronext Paris Exchange)	8,542	934

Eurazeo S.E.	1,374	103

Gecina S.A.	1,314	195

Getlink S.E.	13,143	199

Imerys S.A.	869	43

Ingenico Group S.A.	1,713	123

Ipsen S.A.	1,118	154

JCDecaux S.A.	2,592	79

Kering S.A.	2,247	1,292

L’Oreal S.A.	7,465	2,009

Natixis S.A.	29,908	160

Orange S.A.	59,264	965

Renault S.A.	5,830	386

Rexel S.A.	8,238	93

Schneider Electric S.E.	16,269	1,280

SES S.A.	11,500	179

Societe BIC S.A.	747	67

TOTAL S.A.	71,551	3,973

Unibail-Rodamco-Westfield	4,155	681

Vivendi S.A.	30,927	897

Wendel S.A.	740	93
		22,000

Germany – 3.1%

adidas A.G.	5,350	1,300

Allianz S.E. (Registered)	12,564	2,794

Arch Capital Group Ltd. *	11,649	377

BASF S.E.	27,228	2,000

Bayerische Motoren Werke A.G.	9,799	756

Beiersdorf A.G.	2,868	298

Commerzbank A.G. *	31,372	243

Deutsche Boerse A.G.	5,681	728

Deutsche Post A.G. (Registered)	29,380	956

Deutsche Wohnen S.E.	10,614	515

E.ON S.E.	65,042	723

Evonik Industries A.G.	4,910	134

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Germany – 3.1% – continued

Fraport A.G. Frankfurt Airport Services Worldwide	1,181	$90

HeidelbergCement A.G.	4,482	322

Henkel A.G. & Co. KGaA	2,996	285

Merck KGaA	3,888	443

METRO A.G.	5,376	89

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	4,422	1,047

OSRAM Licht A.G.	2,983	103

ProSiebenSat.1 Media S.E.	6,274	89

RWE A.G.	15,700	421

SAP S.E.	29,126	3,365

Siemens A.G. (Registered)	22,640	2,437

Symrise A.G.	3,803	342

Telefonica Deutschland Holding A.G.	20,429	64
		19,921

Hong Kong – 0.8%

ASM Pacific Technology Ltd.	8,400	94

BOC Hong Kong Holdings Ltd.	107,500	445

CLP Holdings Ltd.	48,806	566

Hang Lung Properties Ltd.	60,000	146

Hang Seng Bank Ltd.	22,678	560

Hong Kong & China Gas Co. Ltd.	274,504	658

Hong Kong Exchanges & Clearing Ltd.	35,201	1,227

Hysan Development Co. Ltd.	18,000	96

MTR Corp. Ltd.	44,560	276

Shangri-La Asia Ltd.	44,000	63

Swire Pacific Ltd., Class A	14,000	180

Swire Properties Ltd.	32,278	139

Techtronic Industries Co. Ltd.	41,500	280

Wharf Real Estate Investment Co. Ltd.	35,000	261

Yue Yuen Industrial Holdings Ltd.	22,500	77
		5,068

Ireland – 0.9%

Accenture PLC, Class A	18,918	3,330

Allegion PLC	2,784	253

Aptiv PLC	7,853	624

CRH PLC	24,481	759

DCC PLC	2,879	250

Jazz Pharmaceuticals PLC *	1,842	263

Kerry Group PLC, Class A	4,728	528
		6,007

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Israel – 0.1%

Bank Hapoalim B.M.	33,199	$221

Bank Leumi Le-Israel B.M.	43,489	285

Mizrahi Tefahot Bank Ltd.	4,199	86
		592

Italy – 0.4%

Assicurazioni Generali S.p.A.	34,979	648

Intesa Sanpaolo S.p.A.	440,114	1,072

Recordati S.p.A.	2,995	117

Snam S.p.A.	69,387	357

Tenaris S.A.	13,677	193
		2,387

Japan – 7.5%

Aeon Co. Ltd.	18,500	388

AEON Financial Service Co. Ltd.	3,990	81

Aeon Mall Co. Ltd.	3,380	56

AGC, Inc.	5,400	190

Ajinomoto Co., Inc.	12,400	198

Amada Holdings Co. Ltd.	9,600	95

ANA Holdings, Inc.	3,300	121

Asahi Kasei Corp.	38,000	394

Asics Corp.	4,700	63

Astellas Pharma, Inc.	56,000	840

Benesse Holdings, Inc.	2,400	62

Bridgestone Corp.	18,200	703

Casio Computer Co. Ltd.	5,600	73

Central Japan Railway Co.	4,300	999

Chugai Pharmaceutical Co. Ltd.	6,510	448

CyberAgent, Inc.	3,300	135

Dai Nippon Printing Co. Ltd.	7,200	173

Daicel Corp.	7,200	78

Daifuku Co. Ltd.	3,200	167

Daikin Industries Ltd.	7,400	869

Daiwa House Industry Co. Ltd.	17,200	547

Denso Corp.	12,600	492

Dentsu, Inc.	6,300	267

East Japan Railway Co.	9,100	880

Eisai Co. Ltd.	7,505	422

Fast Retailing Co. Ltd.	1,700	800

Fujitsu Ltd.	6,000	435

Hino Motors Ltd.	8,300	70

Hirose Electric Co. Ltd.	900	95

Hitachi Chemical Co. Ltd.	2,617	58

Hitachi Construction Machinery Co. Ltd.	3,200	85

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Japan – 7.5% – continued

Hitachi High-Technologies Corp.	2,143	$88

Hitachi Metals Ltd.	6,900	80

Honda Motor Co. Ltd.	48,200	1,306

Hulic Co. Ltd.	8,800	86

Idemitsu Kosan Co. Ltd.	2,337	78

Inpex Corp.	29,500	280

J Front Retailing Co. Ltd.	6,400	76

Japan Retail Fund Investment Corp.	78	157

JFE Holdings, Inc.	14,400	245

Kajima Corp.	12,800	189

Kaneka Corp.	1,500	56

Kansai Paint Co. Ltd.	4,800	92

Kao Corp.	14,500	1,145

Kawasaki Heavy Industries Ltd.	4,000	99

KDDI Corp.	52,500	1,132

Keio Corp.	3,000	194

Keyence Corp.	2,900	1,812

Kikkoman Corp.	4,500	221

Kobayashi Pharmaceutical Co. Ltd.	1,500	127

Kobe Steel Ltd.	9,755	74

Komatsu Ltd.	27,700	648

Konica Minolta, Inc.	12,900	127

Kubota Corp.	28,700	417

Kuraray Co. Ltd.	10,300	131

Kurita Water Industries Ltd.	3,000	77

Kyocera Corp.	9,500	560

Kyushu Railway Co.	4,700	155

Lawson, Inc.	1,400	78

Marui Group Co. Ltd.	5,400	109

Mazda Motor Corp.	16,400	184

McDonald’s Holdings Co. Japan Ltd.	2,000	93

Mitsubishi Chemical Holdings Corp.	37,000	261

Mitsubishi Electric Corp.	54,200	699

Mitsubishi Estate Co. Ltd.	35,300	641

Mitsubishi Materials Corp.	3,300	87

Mitsubishi UFJ Lease & Finance Co. Ltd.	12,030	61

Mitsui Chemicals, Inc.	5,500	133

Mitsui Fudosan Co. Ltd.	26,500	668

Mitsui OSK Lines Ltd.	3,400	73

Mizuho Financial Group, Inc.	713,473	1,106

Murata Manufacturing Co. Ltd.	15,945	797

Nabtesco Corp.	3,400	100

Nagoya Railroad Co. Ltd.	5,700	158

NEC Corp.	7,600	258

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Japan – 7.5% – continued

NGK Insulators Ltd.	7,000	$102

NGK Spark Plug Co. Ltd.	4,400	82

Nikon Corp.	9,500	134

Nintendo Co. Ltd.	3,400	974

Nippon Express Co. Ltd.	2,100	117

Nippon Prologis REIT, Inc.	51	109

Nippon Yusen K.K.	4,800	71

Nitori Holdings Co. Ltd.	2,300	298

Nitto Denko Corp.	4,800	253

Nomura Real Estate Holdings, Inc.	3,500	67

Nomura Research Institute Ltd.	3,392	155

NSK Ltd.	10,300	97

NTT DOCOMO, Inc.	39,500	876

Obayashi Corp.	19,000	192

Odakyu Electric Railway Co. Ltd.	8,300	202

Omron Corp.	5,900	278

Oriental Land Co. Ltd.	5,900	671

Osaka Gas Co. Ltd.	11,600	229

Otsuka Corp.	3,000	112

Panasonic Corp.	65,900	570

Rakuten, Inc.	24,400	232

Recruit Holdings Co. Ltd.	32,700	937

Resona Holdings, Inc.	61,100	265

Rinnai Corp.	1,200	85

Secom Co. Ltd.	6,100	523

Sekisui Chemical Co. Ltd.	10,800	174

Sekisui House Ltd.	18,100	300

Seven & i Holdings Co. Ltd.	22,400	845

Sharp Corp.	6,600	73

Shimadzu Corp.	6,600	192

Shimizu Corp.	16,400	143

Shin-Etsu Chemical Co. Ltd.	10,800	908

Shiseido Co. Ltd.	11,300	818

Showa Denko K.K.	4,300	152

Sohgo Security Services Co. Ltd.	1,900	83

Sompo Holdings, Inc.	9,400	347

Sony Corp.	37,600	1,583

Stanley Electric Co. Ltd.	3,833	103

Sumitomo Chemical Co. Ltd.	46,000	215

Sumitomo Electric Industries Ltd.	21,500	286

Sumitomo Heavy Industries Ltd.	3,200	104

Sumitomo Metal Mining Co. Ltd.	6,500	194

Sumitomo Mitsui Trust Holdings, Inc.	10,100	363

Sumitomo Rubber Industries Ltd.	5,300	64

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Japan – 7.5% – continued

Suntory Beverage & Food Ltd.	4,100	$193

Sysmex Corp.	4,842	294

T&D Holdings, Inc.	16,400	173

Taisei Corp.	6,100	284

Takashimaya Co. Ltd.	4,600	61

Takeda Pharmaceutical Co. Ltd.	44,000	1,801

TDK Corp.	3,800	299

Teijin Ltd.	5,200	86

Tobu Railway Co. Ltd.	5,700	165

Toho Co. Ltd.	3,400	137

Toho Gas Co. Ltd.	2,200	99

Tokyo Electron Ltd.	4,700	682

Tokyo Gas Co. Ltd.	11,800	319

Tokyu Corp.	14,600	255

Tokyu Fudosan Holdings Corp.	17,900	107

Toppan Printing Co. Ltd.	6,800	103

Toray Industries, Inc.	42,100	270

TOTO Ltd.	4,100	174

Toyo Suisan Kaisha Ltd.	2,500	95

Toyoda Gosei Co. Ltd.	1,600	34

Toyota Tsusho Corp.	6,700	219

Unicharm Corp.	12,200	404

USS Co. Ltd.	6,000	112

West Japan Railway Co.	4,800	362

Yakult Honsha Co. Ltd.	3,700	260

Yamada Denki Co. Ltd.	18,360	91

Yamaha Corp.	3,900	196

Yamaha Motor Co. Ltd.	8,200	162

Yaskawa Electric Corp.	6,900	218

Yokogawa Electric Corp.	7,400	154
		47,829

Netherlands – 1.4%

Aegon N.V.	51,518	248

Akzo Nobel N.V.	6,692	594

ASML Holding N.V.	12,130	2,280

EXOR N.V.	3,115	202

ING Groep N.V.	115,413	1,399

Koninklijke Ahold Delhaize N.V.	35,126	935

Koninklijke DSM N.V.	5,424	592

Koninklijke KPN N.V.	96,793	307

Koninklijke Philips N.V.	27,475	1,121

Koninklijke Vopak N.V.	2,061	99

NN Group N.V.	9,220	383

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Netherlands – 1.4% – continued

QIAGEN N.V. *	6,748	$274

Wolters Kluwer N.V.	8,487	578
		9,012

New Zealand – 0.1%

Auckland International Airport Ltd.	28,214	157

Fletcher Building Ltd.	25,700	87

Meridian Energy Ltd.	38,371	109

Ryman Healthcare Ltd.	10,966	91
		444

Norway – 0.3%

Aker BP ASA	2,883	103

Equinor ASA	34,688	760

Mowi ASA	12,812	286

Norsk Hydro ASA	39,242	160

Orkla ASA	23,201	178

Schibsted ASA, Class B	2,598	93

Telenor ASA	21,379	428
		2,008

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) (3)*	29,034	–

EDP – Energias de Portugal S.A.	74,787	294

Galp Energia SGPS S.A.	14,683	235

Jeronimo Martins SGPS S.A.	6,861	102
		631

Singapore – 0.4%

Ascendas Real Estate Investment Trust	78,400	168

CapitaLand Commercial Trust	70,260	101

CapitaLand Ltd.	73,200	198

CapitaLand Mall Trust	76,700	135

City Developments Ltd.	12,200	81

DBS Group Holdings Ltd.	53,233	992

Jardine Cycle & Carriage Ltd.	2,944	71

Keppel Corp. Ltd.	41,200	190

Singapore Airlines Ltd.	17,700	126

Singapore Press Holdings Ltd.	46,100	82

Singapore Telecommunications Ltd.	236,500	528

UOL Group Ltd.	15,982	82
		2,754

South Africa – 0.0%

Investec PLC	21,836	126

Spain – 1.4%

Amadeus IT Group S.A.	13,022	1,044

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Spain – 1.4% – continued

Banco Bilbao Vizcaya Argentaria S.A.	197,227	$1,128

Banco de Sabadell S.A.	162,017	161

Bankinter S.A.	19,974	152

CaixaBank S.A.	108,883	340

Enagas S.A.	6,399	186

Ferrovial S.A.	15,064	353

Grifols S.A.	8,750	245

Iberdrola S.A.	183,836	1,615

Industria de Diseno Textil S.A.	32,323	951

Naturgy Energy Group S.A.	10,074	282

Red Electrica Corp. S.A.	12,600	269

Repsol S.A.	41,432	709

Telefonica S.A.	138,595	1,162
		8,597

Sweden – 1.2%

Assa Abloy AB, Class B	29,858	644

Atlas Copco AB, Class A	19,973	537

Atlas Copco AB, Class B	11,172	277

Autoliv, Inc.	2,473	182

Boliden AB	7,743	220

Essity AB, Class B	17,581	507

Hennes & Mauritz AB, Class B	26,215	437

Husqvarna AB, Class B	11,696	96

ICA Gruppen AB	2,363	95

Investor AB, Class B	13,589	612

Kinnevik AB, Class B	7,008	181

L E Lundbergforetagen AB, Class B	2,404	76

Millicom International Cellular S.A. SDR	1,879	114

Sandvik AB	33,546	545

Skandinaviska Enskilda Banken AB, Class A	47,208	409

Skanska AB, Class B	9,992	182

SKF AB, Class B	10,953	182

Svenska Handelsbanken AB, Class A	45,450	480

Swedbank AB, Class A	27,198	384

Tele2 AB, Class B	14,111	188

Telefonaktiebolaget LM Ericsson, Class B	91,573	840

Telia Co. AB	86,157	389
		7,577

Switzerland – 3.1%

ABB Ltd. (Registered)	54,676	1,029

Adecco Group A.G. (Registered)	4,637	248

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

Switzerland – 3.1% – continued

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	30	$204

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	3	235

Chubb Ltd.	13,660	1,913

Cie Financiere Richemont S.A. (Registered)	15,484	1,130

Clariant A.G. (Registered) *	5,817	122

Coca-Cola HBC A.G. – CDI *	6,414	219

Ferguson PLC	6,726	429

Garmin Ltd.	3,313	286

Givaudan S.A. (Registered)	274	703

Kuehne + Nagel International A.G. (Registered)	1,519	209

LafargeHolcim Ltd. (Registered) *	2,416	120

LafargeHolcim Ltd. (Registered) (SIX Swiss Exchange) *	12,151	601

Lonza Group A.G. (Registered) *	2,213	687

Roche Holding A.G. (Genusschein)	20,815	5,738

SGS S.A. (Registered)	163	406

Sika A.G. (Registered)	3,850	538

Sonova Holding A.G. (Registered)	1,715	339

STMicroelectronics N.V.	20,901	309

Straumann Holding A.G. (Registered)	303	248

Swiss Re A.G.	9,060	886

Swisscom A.G. (Registered)	787	385

TE Connectivity Ltd.	10,186	823

Vifor Pharma A.G.	1,346	182

Zurich Insurance Group A.G.	4,477	1,483
		19,472

United Arab Emirates – 0.0%

NMC Health PLC	3,017	90

United Kingdom – 5.2%

3i Group PLC	29,405	377

Aon PLC	7,143	1,219

Associated British Foods PLC	10,842	345

Aviva PLC	116,300	627

Barratt Developments PLC	31,342	245

Berkeley Group Holdings (The) PLC	3,573	172

British Land (The) Co. PLC	26,445	203

BT Group PLC	250,372	728

Burberry Group PLC	11,795	301

Capri Holdings Ltd. *	4,231	194

CNH Industrial N.V.	30,525	311

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United Kingdom – 5.2% – continued

Coca-Cola European Partners PLC	6,298	$326

Compass Group PLC	47,049	1,106

ConvaTec Group PLC (2)	38,968	72

Croda International PLC	3,837	253

easyJet PLC	5,012	73

GlaxoSmithKline PLC	147,040	3,050

IHS Markit Ltd. *	11,710	637

InterContinental Hotels Group PLC	5,307	320

Intertek Group PLC	4,637	294

ITV PLC	103,187	171

J Sainsbury PLC	49,711	153

John Wood Group PLC	20,346	135

Johnson Matthey PLC	6,044	248

Kingfisher PLC	60,880	186

Legal & General Group PLC	176,955	635

Liberty Global PLC, Class A *	5,831	145

Liberty Global PLC, Class C *	14,912	361

Linde PLC	16,333	2,873

London Stock Exchange Group PLC	9,372	580

Marks & Spencer Group PLC	47,316	172

Meggitt PLC	22,975	151

Merlin Entertainments PLC (2)	19,858	89

Mondi PLC	10,638	236

National Grid PLC	100,556	1,118

Next PLC	4,063	296

Pearson PLC	22,595	246

Pentair PLC	4,719	210

Prudential PLC	76,696	1,537

Reckitt Benckiser Group PLC	19,923	1,660

RELX PLC	58,400	1,251

Royal Mail PLC	26,319	82

RSA Insurance Group PLC	28,600	189

Schroders PLC	3,974	140

Segro PLC	33,365	293

Smith & Nephew PLC	25,365	503

SSE PLC	30,560	474

Standard Chartered PLC	83,473	645

Standard Life Aberdeen PLC	78,064	268

Taylor Wimpey PLC	92,547	212

TechnipFMC PLC	8,950	210

TechnipFMC PLC (New York Exchange)	3,534	83

Tesco PLC	291,285	881

Unilever N.V. – CVA	45,748	2,659

Unilever PLC	32,913	1,888

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United Kingdom – 5.2% – continued

Whitbread PLC	5,277	$350

Willis Towers Watson PLC	3,877	681

Wm Morrison Supermarkets PLC	69,974	207

WPP PLC	37,629	399
		33,470

United States – 58.0%

3M Co.	17,255	3,585

A.O. Smith Corp.	4,524	241

AbbVie, Inc.	44,574	3,592

Acuity Brands, Inc.	1,183	142

Adobe, Inc. *	14,464	3,855

Advance Auto Parts, Inc.	2,225	379

AES Corp.	19,287	349

Affiliated Managers Group, Inc.	1,561	167

Agilent Technologies, Inc.	9,462	761

Air Products & Chemicals, Inc.	6,511	1,243

Alexandria Real Estate Equities, Inc.	3,122	445

Align Technology, Inc. *	2,288	651

Alliant Energy Corp.	7,193	339

Allstate (The) Corp.	10,226	963

Ally Financial, Inc.	12,100	333

Alphabet, Inc., Class A *	8,856	10,423

Alphabet, Inc., Class C *	9,321	10,936

AMERCO	239	89

American Express Co.	21,526	2,353

American Financial Group, Inc.	2,227	214

American International Group, Inc.	26,242	1,130

American Tower Corp.	13,058	2,573

American Water Works Co., Inc.	5,366	559

Ameriprise Financial, Inc.	4,192	537

AmerisourceBergen Corp.	4,876	388

Amgen, Inc.	18,883	3,587

Analog Devices, Inc.	10,979	1,156

Apache Corp.	11,633	403

Applied Materials, Inc.	29,159	1,156

Aramark	7,237	214

Arconic, Inc.	12,761	244

Arthur J. Gallagher & Co.	5,473	427

Assurant, Inc.	1,651	157

Autodesk, Inc. *	6,487	1,011

Avery Dennison Corp.	2,545	288

Axalta Coating Systems Ltd. *	6,313	159

Baker Hughes a GE Co.	15,494	429

Ball Corp.	9,343	541

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Bank of New York Mellon (The) Corp.	29,319	$1,479

BB&T Corp.	22,857	1,064

Becton Dickinson and Co.	7,952	1,986

Best Buy Co., Inc.	7,371	524

Biogen, Inc. *	5,973	1,412

BioMarin Pharmaceutical, Inc. *	5,167	459

BlackRock, Inc.	3,507	1,499

Booking Holdings, Inc. *	1,373	2,396

BorgWarner, Inc.	6,100	234

Boston Properties, Inc.	4,598	616

Bristol-Myers Squibb Co.	48,384	2,308

Bunge Ltd.	4,339	230

C.H. Robinson Worldwide, Inc.	3,944	343

Cadence Design Systems, Inc. *	8,386	533

Camden Property Trust	2,676	272

Campbell Soup Co.	5,232	200

Capital One Financial Corp.	14,047	1,148

Cardinal Health, Inc.	9,071	437

CarMax, Inc. *	5,287	369

Caterpillar, Inc.	17,494	2,370

CBRE Group, Inc., Class A *	9,398	465

Celanese Corp.	4,048	399

Celgene Corp. *	20,729	1,956

Centene Corp. *	12,193	647

CenterPoint Energy, Inc.	14,542	446

CenturyLink, Inc.	28,287	339

Charles Schwab (The) Corp.	36,035	1,541

Cheniere Energy, Inc. *	6,343	434

Cigna Corp.	11,276	1,813

Cimarex Energy Co.	2,966	207

Cisco Systems, Inc.	133,197	7,191

CIT Group, Inc.	3,093	148

Citizens Financial Group, Inc.	13,914	452

Citrix Systems, Inc.	4,044	403

Clorox (The) Co.	3,823	613

CME Group, Inc.	10,606	1,746

CMS Energy Corp.	8,426	468

Coca-Cola (The) Co.	119,806	5,614

Cognizant Technology Solutions Corp., Class A	17,173	1,244

Colgate-Palmolive Co.	24,428	1,674

Comerica, Inc.	4,673	343

CommScope Holding Co., Inc. *	5,399	117

ConocoPhillips	34,129	2,278

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Consolidated Edison, Inc.	9,245	$784

Copart, Inc. *	6,350	385

Corning, Inc.	23,759	786

CSX Corp.	23,786	1,780

Cummins, Inc.	4,577	723

Darden Restaurants, Inc.	3,734	454

Deere & Co.	9,062	1,448

Dell Technologies, Inc., Class C *	4,375	257

Delta Air Lines, Inc.	5,019	259

DENTSPLY SIRONA, Inc.	6,439	319

Devon Energy Corp.	13,576	428

Discover Financial Services	10,138	721

Discovery, Inc., Class A *	4,669	126

Discovery, Inc., Class C *	8,974	228

Dominion Energy, Inc.	22,290	1,709

Domino’s Pizza, Inc.	1,127	291

Dover Corp.	4,466	419

DTE Energy Co.	5,404	674

Duke Realty Corp.	10,451	320

E*TRADE Financial Corp.	7,354	341

East West Bancorp, Inc.	4,462	214

Eaton Corp. PLC	12,859	1,036

Ecolab, Inc.	7,711	1,361

Edison International	9,720	602

Edwards Lifesciences Corp. *	6,202	1,187

Equinix, Inc.	2,385	1,081

Estee Lauder (The) Cos., Inc., Class A	6,524	1,080

Eversource Energy	9,415	668

Expedia Group, Inc.	3,557	423

Expeditors International of Washington, Inc.	5,293	402

Fastenal Co.	8,318	535

Federal Realty Investment Trust	2,234	308

Fifth Third Bancorp	23,036	581

First Republic Bank	4,778	480

Flex Ltd. *	15,844	158

Flowserve Corp.	3,759	170

Fortune Brands Home & Security, Inc.	4,041	192

Franklin Resources, Inc.	8,994	298

Gap (The), Inc.	6,787	178

General Mills, Inc.	17,698	916

Genuine Parts Co.	4,257	477

Gilead Sciences, Inc.	38,349	2,493

H&R Block, Inc.	6,096	146

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Hanesbrands, Inc.	10,610	$190

Harley-Davidson, Inc.	4,846	173

Hartford Financial Services Group (The), Inc.	10,398	517

Hasbro, Inc.	3,428	291

HCA Healthcare, Inc.	8,168	1,065

HCP, Inc.	13,656	427

Henry Schein, Inc. *	4,396	264

Hess Corp.	7,745	466

Hewlett Packard Enterprise Co.	44,180	682

Hilton Worldwide Holdings, Inc.	8,375	696

Hologic, Inc. *	8,407	407

Hormel Foods Corp.	8,922	399

Host Hotels & Resorts, Inc.	22,125	418

HP, Inc.	47,018	914

Humana, Inc.	4,069	1,082

Huntington Bancshares, Inc.	30,743	390

IDEXX Laboratories, Inc. *	2,499	559

Illinois Tool Works, Inc.	8,857	1,271

Ingersoll-Rand PLC	7,292	787

Intel Corp.	135,209	7,261

Intercontinental Exchange, Inc.	16,893	1,286

International Business Machines Corp.	26,929	3,800

International Flavors & Fragrances, Inc.	2,472	318

International Paper Co.	11,451	530

Interpublic Group of (The) Cos., Inc.	11,167	235

Intuit, Inc.	7,309	1,911

Invesco Ltd.	12,680	245

IQVIA Holdings, Inc. *	4,791	689

Iron Mountain, Inc.	7,812	277

Jack Henry & Associates, Inc.	2,203	306

Johnson & Johnson	79,447	11,106

Johnson Controls International PLC	27,424	1,013

Jones Lang LaSalle, Inc.	1,312	202

Kansas City Southern	3,133	363

Kellogg Co.	7,557	434

KeyCorp	31,012	488

Keysight Technologies, Inc. *	5,588	487

Kimberly-Clark Corp.	10,271	1,273

Kinder Morgan, Inc.	58,913	1,179

Kohl’s Corp.	5,051	347

Kraft Heinz (The) Co.	18,115	591

L Brands, Inc.	6,654	184

L3 Technologies, Inc.	2,282	471

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Laboratory Corp. of America Holdings *	3,042	$465

Lam Research Corp.	4,611	825

Leggett & Platt, Inc.	3,853	163

Lennar Corp., Class A	8,753	430

Lennox International, Inc.	1,060	280

Liberty Broadband Corp., Class C *	3,120	286

Liberty Property Trust	4,189	203

Lincoln National Corp.	6,415	377

Live Nation Entertainment, Inc. *	4,298	273

LKQ Corp. *	9,311	264

Loews Corp.	7,700	369

Lowe’s Cos., Inc.	23,893	2,616

LyondellBasell Industries N.V., Class A	9,680	814

M&T Bank Corp.	3,885	610

Macerich (The) Co.	3,146	136

Macy’s, Inc.	9,028	217

ManpowerGroup, Inc.	1,817	150

Marathon Oil Corp.	23,973	401

Marathon Petroleum Corp.	20,490	1,226

Marriott International, Inc., Class A	8,603	1,076

Marsh & McLennan Cos., Inc.	14,939	1,403

Marvell Technology Group Ltd.	17,960	357

Masco Corp.	8,806	346

Mastercard, Inc., Class A	27,222	6,409

Mattel, Inc. *	10,259	133

McCormick & Co., Inc. (Non Voting)	3,533	532

McDonald’s Corp.	22,842	4,338

Merck & Co., Inc.	77,041	6,408

Mettler-Toledo International, Inc. *	726	525

Microsoft Corp.	216,009	25,476

Mohawk Industries, Inc. *	1,846	233

Mondelez International, Inc., Class A	43,099	2,152

Moody’s Corp.	5,118	927

Mosaic (The) Co.	10,545	288

Motorola Solutions, Inc.	4,855	682

Nasdaq, Inc.	3,268	286

National Oilwell Varco, Inc.	11,054	294

Netflix, Inc. *	12,921	4,607

Newell Brands, Inc.	13,480	207

Newmont Mining Corp.	15,426	552

Nielsen Holdings PLC	10,900	258

NIKE, Inc., Class B	37,727	3,177

NiSource, Inc.	11,313	324

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Noble Energy, Inc.	13,696	$339

Nordstrom, Inc.	3,469	154

Norfolk Southern Corp.	8,076	1,509

Northern Trust Corp. (4)	6,047	547

Norwegian Cruise Line Holdings Ltd. *	6,341	349

Nucor Corp.	9,327	544

NVIDIA Corp.	17,178	3,084

NVR, Inc. *	100	277

Occidental Petroleum Corp.	22,390	1,482

Omnicom Group, Inc.	6,498	474

ONEOK, Inc.	12,211	853

Oracle Corp.	78,581	4,221

Owens Corning	3,255	153

PACCAR, Inc.	10,377	707

Parker-Hannifin Corp.	3,931	675

People’s United Financial, Inc.	10,842	178

PepsiCo, Inc.	41,823	5,125

Phillips 66	12,993	1,237

Pinnacle West Capital Corp.	3,377	323

Pioneer Natural Resources Co.	5,061	771

PNC Financial Services Group (The), Inc.	13,679	1,678

PPG Industries, Inc.	7,121	804

Principal Financial Group, Inc.	8,481	426

Procter & Gamble (The) Co.	73,809	7,680

Progressive (The) Corp.	17,294	1,247

Prologis, Inc.	18,671	1,343

Prudential Financial, Inc.	12,250	1,126

Public Service Enterprise Group, Inc.	15,038	893

PVH Corp.	2,245	274

Quest Diagnostics, Inc.	3,896	350

Raymond James Financial, Inc.	3,945	317

Regions Financial Corp.	30,440	431

Reinsurance Group of America, Inc.	1,902	270

ResMed, Inc.	4,139	430

Robert Half International, Inc.	3,570	233

Rockwell Automation, Inc.	3,513	616

Roper Technologies, Inc.	3,069	1,050

Ross Stores, Inc.	11,078	1,031

Royal Caribbean Cruises Ltd.	5,000	573

S&P Global, Inc.	7,440	1,566

salesforce.com, Inc. *	22,669	3,590

SBA Communications Corp. *	3,412	681

Schlumberger Ltd.	41,051	1,789

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

Sealed Air Corp.	4,533	$209

Sempra Energy	8,121	1,022

Sensata Technologies Holding PLC *	5,125	231

Sherwin-Williams (The) Co.	2,500	1,077

Signature Bank	1,733	222

Sirius XM Holdings, Inc.	50,374	286

Skyworks Solutions, Inc.	5,362	442

Snap-on, Inc.	1,631	255

Southern (The) Co.	30,507	1,577

Southwest Airlines Co.	4,149	215

Sprint Corp. *	25,723	145

Stanley Black & Decker, Inc.	4,561	621

Starbucks Corp.	36,774	2,734

State Street Corp.	11,266	741

SunTrust Banks, Inc.	13,418	795

SVB Financial Group *	1,550	345

Symantec Corp.	18,535	426

T. Rowe Price Group, Inc.	7,183	719

Tapestry, Inc.	8,455	275

Targa Resources Corp.	6,500	270

TD Ameritrade Holding Corp.	8,375	419

Tesla, Inc. *	3,821	1,069

Texas Instruments, Inc.	28,467	3,019

Tiffany & Co.	3,143	332

TJX (The) Cos., Inc.	36,685	1,952

Tractor Supply Co.	3,715	363

TransDigm Group, Inc. *	1,434	651

Travelers (The) Cos., Inc.	7,858	1,078

Trimble, Inc. *	7,153	289

TripAdvisor, Inc. *	3,020	155

TWDC Enterprises 18 Corp.	53,254	5,913

UDR, Inc.	8,131	370

Ulta Beauty, Inc. *	1,646	574

Under Armour, Inc., Class A *	6,159	130

Under Armour, Inc., Class C *	5,254	99

Union Pacific Corp.	21,833	3,650

United Parcel Service, Inc., Class B	20,610	2,303

United Rentals, Inc. *	2,382	272

US Bancorp	45,514	2,193

Vail Resorts, Inc.	1,185	258

Valero Energy Corp.	12,590	1,068

Varian Medical Systems, Inc. *	2,637	374

Verizon Communications, Inc.	122,414	7,238

Vertex Pharmaceuticals, Inc. *	7,579	1,394

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.8% (1) – continued

United States – 58.0% – continued

VF Corp.	10,044	$873

Visa, Inc., Class A	52,134	8,143

VMware, Inc., Class A	2,373	428

Voya Financial, Inc.	4,463	223

W.W. Grainger, Inc.	1,390	418

WABCO Holdings, Inc. *	1,537	203

Waste Management, Inc.	12,645	1,314

Waters Corp. *	2,251	567

WEC Energy Group, Inc.	9,367	741

Welltower, Inc.	11,191	868

Western Union (The) Co.	13,537	250

Weyerhaeuser Co.	22,730	599

Whirlpool Corp.	1,866	248

Williams (The) Cos., Inc.	35,930	1,032

Workday, Inc., Class A *	4,436	855

Xcel Energy, Inc.	15,308	860

Xerox Corp.	6,240	200

Xylem, Inc.	5,225	413

Zayo Group Holdings, Inc. *	6,221	177

Zions Bancorporation	5,593	254

Zoetis, Inc.	14,249	1,434
		370,233
Total Common Stocks
(Cost $507,232)		611,589

PREFERRED STOCKS – 0.1% (1)

Germany – 0.1%

Bayerische Motoren Werke A.G., 5.82% (5)	1,807	119

Henkel A.G. & Co. KGaA, 2.07% (5)	5,163	527

Sartorius A.G., 0.39% (5)	1,107	190
		836
Total Preferred Stocks
(Cost $768)		836

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (6)(7)	18,242,174	$18,242
Total Investment Companies
(Cost $18,242)		18,242

Total Investments – 98.8%
(Cost $526,242)		630,667

Other Assets less Liabilities – 1.2%		7,617
NET ASSETS – 100.0%		$638,284

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Investment in affiliate.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Citibank	Japanese Yen	41,678	United States Dollar	380	6/19/19	$ 2

Citibank	United States Dollar	290	Japanese Yen	31,997	6/19/19	1

Citibank	United States Dollar	27	Swedish Krona	252	6/19/19	–	*

Goldman Sachs	United States Dollar	260	Swiss Franc	258	6/19/19	1

JPMorgan Chase	United States Dollar	340	Australian Dollar	479	6/19/19	–	*

JPMorgan Chase	United States Dollar	330	Euro	292	6/19/19	–	*

JPMorgan Chase	United States Dollar	686	Japanese Yen	75,897	6/19/19	4

Morgan Stanley	British Pound	46	United States Dollar	61	6/19/19	1

Morgan Stanley	Euro	22	United States Dollar	25	6/19/19	–	*

Subtotal Appreciation						9

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNY Mellon	United States Dollar	120	Swedish Krona	1,105	6/19/19	$– *

Citibank	Australian Dollar	389	United States Dollar	276	6/19/19	(1)

Citibank	United States Dollar	382	Canadian Dollar	508	6/19/19	(1)

JPMorgan Chase	United States Dollar	420	British Pound	316	6/19/19	(7)

JPMorgan Chase	United States Dollar	1,450	Euro	1,271	6/19/19	(14)

JPMorgan Chase	United States Dollar	180	Japanese Yen	19,708	6/19/19	(1)

Morgan Stanley	Swiss Franc	228	United States Dollar	228	6/19/19	(2)

Subtotal Depreciation						(26)

Total						$ (17)

*	Amount rounds to less than one thousand.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500 (United States Dollar)	112	$15,892	Long	6/19	$196

Euro Stoxx 50 (Euro)	107	3,927	Long	6/19	36

FTSE 100 Index (British Pound)	10	939	Long	6/19	14

S&P/TSX 60 Index (Canadian Dollar)	5	716	Long	6/19	(1)

SPI 200 Index (Australian Dollar)	8	876	Long	6/19	–	*

Topix Index (Japanese Yen)	13	1,868	Long	6/19	2

Total					$247

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

*	Amount rounds to less than one thousand.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.9%
Consumer Discretionary	9.4
Consumer Staples	8.4
Energy	4.9
Financials	15.0
Health Care	12.3
Industrials	10.8
Information Technology	18.5
Materials	5.1
Real Estate	3.2
Utilities	3.5

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	63.0%
Euro	11.8
Japanese Yen	7.8
All other currencies less than 5%	17.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Canada	$22,839	$–	$–	$22,839
France	681	21,319	–	22,000
Germany	377	19,544	–	19,921

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Ireland	$4,470	$1,537	$–	$6,007
Sweden	182	7,395	–	7,577
Switzerland	3,022	16,450	–	19,472
United Kingdom	6,856	26,614	–	33,470
United States	370,233	–	–	370,233
All Other Countries (1)	–	110,070	–	110,070
Total Common Stocks	408,660	202,929	–	611,589
Preferred Stocks (1)	–	836	–	836
Investment Companies	18,242	–	–	18,242
Total Investments	$426,902	$203,765	$–	$630,667

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$9	$–	$9
Futures Contracts	248	–	–	248
Liabilities
Forward Foreign Currency Exchange Contracts	–	(26)	–	(26)
Futures Contracts	(1)	–	–	(1)
Total Other Financial Instruments	$247	$(17)	$–	$230

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1)

Australia – 7.0%

AGL Energy Ltd.	249,494	$3,858

Alumina Ltd.	919,566	1,591

Amcor Ltd.	439,913	4,812

AMP Ltd.	1,153,358	1,728

APA Group	453,236	3,221

Aristocrat Leisure Ltd.	224,075	3,917

ASX Ltd.	74,697	3,716

Aurizon Holdings Ltd.	768,733	2,490

AusNet Services	703,952	889

Australia & New Zealand Banking Group Ltd.	1,100,001	20,429

Bank of Queensland Ltd.	154,488	1,002

Bendigo & Adelaide Bank Ltd.	193,879	1,331

BGP Holdings PLC (2)*	1,085,479	–

BHP Billiton Ltd.	1,129,470	30,862

BHP Group PLC	809,743	19,564

BlueScope Steel Ltd.	204,679	2,034

Boral Ltd.	441,723	1,445

Brambles Ltd.	613,196	5,136

Caltex Australia Ltd.	99,100	1,847

Challenger Ltd.	205,897	1,217

CIMIC Group Ltd.	39,165	1,344

Coca-Cola Amatil Ltd.	192,265	1,182

Cochlear Ltd.	21,959	2,712

Coles Group Ltd. *	429,641	3,616

Commonwealth Bank of Australia	678,793	34,182

Computershare Ltd.	175,481	2,132

Crown Resorts Ltd.	144,305	1,182

CSL Ltd.	173,859	24,153

Dexus	391,718	3,542

Domino’s Pizza Enterprises Ltd.	24,090	743

Flight Centre Travel Group Ltd.	21,708	650

Fortescue Metals Group Ltd.	590,786	2,989

Goodman Group	625,432	5,925

GPT Group (The)	705,936	3,110

Harvey Norman Holdings Ltd.	234,616	670

Incitec Pivot Ltd.	621,418	1,381

Insurance Australia Group Ltd.	899,084	4,920

LendLease Group	217,059	1,912

Macquarie Group Ltd.	124,081	11,404

Medibank Pvt Ltd.	1,046,754	2,056

Mirvac Group	1,369,999	2,670

National Australia Bank Ltd.	1,048,061	18,870

Newcrest Mining Ltd.	295,180	5,334

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Australia – 7.0% – continued

Oil Search Ltd.	515,530	$2,863

Orica Ltd.	142,819	1,794

Origin Energy Ltd.	685,749	3,523

QBE Insurance Group Ltd.	503,232	4,393

Ramsay Health Care Ltd.	54,492	2,492

REA Group Ltd.	19,372	1,032

Santos Ltd.	673,017	3,279

Scentre Group	2,059,782	6,025

SEEK Ltd.	125,024	1,562

Sonic Healthcare Ltd.	170,057	2,970

South32 Ltd.	1,951,571	5,180

Stockland	920,258	2,519

Suncorp Group Ltd.	506,144	4,948

Sydney Airport	430,672	2,275

Tabcorp Holdings Ltd.	727,634	2,391

Telstra Corp. Ltd.	1,601,144	3,783

TPG Telecom Ltd.	143,960	713

Transurban Group	1,023,431	9,601

Treasury Wine Estates Ltd.	270,858	2,883

Vicinity Centres	1,285,498	2,372

Washington H. Soul Pattinson & Co. Ltd.	44,290	828

Wesfarmers Ltd.	434,582	10,704

Westpac Banking Corp.	1,317,281	24,225

Woodside Petroleum Ltd.	359,531	8,867

Woolworths Group Ltd.	505,201	10,928

WorleyParsons Ltd.	120,384	1,214
		371,132

Austria – 0.2%

ANDRITZ A.G.	27,651	1,187

Erste Group Bank A.G. *	115,909	4,261

OMV A.G.	55,886	3,031

Raiffeisen Bank International A.G.	56,387	1,267

Verbund A.G.	25,796	1,237

voestalpine A.G.	43,928	1,340
		12,323

Belgium – 1.0%

Ageas	69,094	3,333

Anheuser-Busch InBev S.A./N.V.	292,561	24,555

Colruyt S.A.	22,491	1,663

Groupe Bruxelles Lambert S.A.	31,202	3,035

KBC Group N.V.	96,141	6,723

Proximus SADP	57,200	1,651

Solvay S.A., Class A	28,344	3,070

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Belgium – 1.0% – continued

Telenet Group Holding N.V.	20,199	$972

UCB S.A.	49,148	4,223

Umicore S.A.	80,870	3,607
		52,832

Chile – 0.0%

Antofagasta PLC	150,055	1,898

China – 0.1%

BeiGene Ltd. ADR *	12,263	1,619

Minth Group Ltd.	268,000	845

Yangzijiang Shipbuilding Holdings Ltd.	934,766	1,038
		3,502

Denmark – 1.8%

AP Moller – Maersk A/S, Class A	1,434	1,736

AP Moller – Maersk A/S, Class B	2,529	3,211

Carlsberg A/S, Class B	40,992	5,122

Chr Hansen Holding A/S	38,344	3,896

Coloplast A/S, Class B	45,660	5,011

Danske Bank A/S	277,502	4,874

Demant A/S *	38,459	1,139

DSV A/S	72,755	6,021

Genmab A/S *	23,720	4,117

H Lundbeck A/S	26,540	1,149

ISS A/S	63,175	1,923

Novo Nordisk A/S, Class B	696,445	36,462

Novozymes A/S, Class B	84,472	3,886

Orsted A/S (3)	72,143	5,470

Pandora A/S	41,381	1,939

Tryg A/S	47,177	1,295

Vestas Wind Systems A/S	74,973	6,315
		93,566

Finland – 1.2%

Elisa OYJ	55,358	2,499

Fortum OYJ	170,861	3,495

Kone OYJ, Class B	130,476	6,587

Metso OYJ	40,324	1,389

Neste OYJ	49,656	5,290

Nokia OYJ	2,162,399	12,302

Nokian Renkaat OYJ	45,019	1,508

Nordea Bank Abp	1,163,230	8,856

Orion OYJ, Class B	39,422	1,478

Sampo OYJ, Class A	169,933	7,707

Stora Enso OYJ (Registered)	213,478	2,619

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Finland – 1.2% – continued

UPM-Kymmene OYJ	205,756	$6,009

Wartsila OYJ Abp	171,354	2,768
		62,507

France – 10.9%

Accor S.A.	72,222	2,927

Aeroports de Paris	11,612	2,247

Air Liquide S.A.	164,406	20,933

Airbus S.E.	223,439	29,629

Alstom S.A.	59,024	2,561

Amundi S.A. (3)	23,210	1,464

Arkema S.A.	26,242	2,506

Atos S.E.	37,521	3,632

AXA S.A.	743,155	18,726

BioMerieux	15,840	1,313

BNP Paribas S.A.	431,837	20,697

Bollore S.A.	346,242	1,568

Bouygues S.A.	82,848	2,962

Bureau Veritas S.A.	101,145	2,377

Capgemini S.E.	61,719	7,506

Carrefour S.A.	228,347	4,271

Casino Guichard Perrachon S.A.	21,514	934

Cie de Saint-Gobain	191,542	6,948

Cie Generale des Etablissements Michelin S.C.A.	65,567	7,772

CNP Assurances	64,933	1,430

Covivio	17,724	1,882

Credit Agricole S.A.	442,343	5,359

Danone S.A.	236,404	18,235

Dassault Aviation S.A.	958	1,413

Dassault Systemes S.E.	50,313	7,502

Edenred	92,212	4,200

Eiffage S.A.	29,748	2,860

Electricite de France S.A.	227,379	3,112

Engie S.A.	699,672	10,438

EssilorLuxottica S.A. (Euronext Paris Exchange)	110,499	12,076

Eurazeo S.E.	17,793	1,339

Eurofins Scientific S.E.	4,330	1,794

Eutelsat Communications S.A.	66,181	1,160

Faurecia S.A.	28,905	1,222

Gecina S.A.	17,775	2,631

Getlink S.E.	176,625	2,680

Hermes International	12,156	8,034

ICADE	12,912	1,093

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

France – 10.9% – continued

Iliad S.A.	9,939	$1,000

Imerys S.A.	13,244	662

Ingenico Group S.A.	22,920	1,640

Ipsen S.A.	14,346	1,970

JCDecaux S.A.	29,434	897

Kering S.A.	29,084	16,726

Klepierre S.A.	79,438	2,782

Legrand S.A.	102,771	6,889

L’Oreal S.A.	96,736	26,035

LVMH Moet Hennessy Louis Vuitton S.E.	106,560	39,297

Natixis S.A.	360,005	1,928

Orange S.A.	765,887	12,468

Pernod Ricard S.A.	81,592	14,655

Peugeot S.A.	226,250	5,531

Publicis Groupe S.A.	82,229	4,411

Remy Cointreau S.A.	8,739	1,166

Renault S.A.	74,418	4,929

Rexel S.A.	115,935	1,309

Safran S.A.	128,004	17,564

Sanofi	432,209	38,220

Sartorius Stedim Biotech	10,418	1,320

Schneider Electric S.E.	211,316	16,619

SCOR S.E.	61,330	2,613

SEB S.A.	8,543	1,438

SES S.A.	137,664	2,143

Societe BIC S.A.	9,321	832

Societe Generale S.A.	295,005	8,552

Sodexo S.A.	33,481	3,688

Suez	140,682	1,864

Teleperformance	21,863	3,932

Thales S.A.	41,143	4,936

TOTAL S.A.	914,336	50,776

Ubisoft Entertainment S.A. *	32,251	2,878

Unibail-Rodamco-Westfield	38,796	6,360

Unibail-Rodamco-Westfield – CDI	284,960	2,344

Valeo S.A.	92,776	2,701

Veolia Environnement S.A.	206,102	4,610

Vinci S.A.	194,926	18,974

Vivendi S.A.	401,331	11,635

Wendel S.A.	10,314	1,302
		579,029

Germany – 7.8%

1&1 Drillisch A.G.	19,048	677

adidas A.G.	69,252	16,824

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Germany – 7.8% – continued

Allianz S.E. (Registered)	162,527	$36,149

Aroundtown S.A.	301,068	2,483

Axel Springer S.E.	17,721	915

BASF S.E.	352,651	25,899

Bayer A.G. (Registered)	357,904	23,131

Bayerische Motoren Werke A.G.	126,922	9,788

Beiersdorf A.G.	38,831	4,040

Brenntag A.G.	58,622	3,017

Commerzbank A.G. *	385,891	2,987

Continental A.G.	42,319	6,370

Covestro A.G. (3)	74,420	4,094

Daimler A.G. (Registered)	349,068	20,456

Delivery Hero S.E. (3)*	34,371	1,242

Deutsche Bank A.G. (Registered)	756,977	6,165

Deutsche Boerse A.G.	72,958	9,354

Deutsche Lufthansa A.G. (Registered)	91,100	1,999

Deutsche Post A.G. (Registered)	379,769	12,355

Deutsche Telekom A.G. (Registered)	1,277,579	21,205

Deutsche Wohnen S.E.	136,708	6,632

E.ON S.E.	843,032	9,375

Evonik Industries A.G.	63,557	1,731

Fraport A.G. Frankfurt Airport Services Worldwide	15,425	1,181

Fresenius Medical Care A.G. & Co. KGaA	83,192	6,692

Fresenius S.E. & Co. KGaA	160,081	8,917

GEA Group A.G.	64,135	1,680

Hannover Rueck S.E.	23,185	3,329

HeidelbergCement A.G.	56,610	4,070

Henkel A.G. & Co. KGaA	40,153	3,816

HOCHTIEF A.G.	8,249	1,194

HUGO BOSS A.G.	23,587	1,610

Infineon Technologies A.G.	438,108	8,692

Innogy S.E. *	56,836	2,432

KION Group A.G.	26,267	1,373

LANXESS A.G.	32,556	1,736

Merck KGaA	50,099	5,712

METRO A.G.	65,940	1,093

MTU Aero Engines A.G.	19,980	4,524

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	57,306	13,564

OSRAM Licht A.G.	36,479	1,255

ProSiebenSat.1 Media S.E.	87,711	1,250

Puma S.E.	3,121	1,810

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Germany – 7.8% – continued

RTL Group S.A.	13,865	$758

RWE A.G.	198,783	5,326

SAP S.E.	377,268	43,591

Siemens A.G. (Registered)	293,389	31,574

Siemens Healthineers A.G. (3)	57,290	2,388

Symrise A.G.	47,567	4,284

Telefonica Deutschland Holding A.G.	276,534	868

thyssenkrupp A.G.	170,810	2,347

TUI A.G. – CDI	167,529	1,611

Uniper S.E.	77,008	2,323

United Internet A.G. (Registered)	47,195	1,723

Volkswagen A.G.	12,763	2,077

Vonovia S.E.	188,650	9,779

Wirecard A.G.	45,397	5,691

Zalando S.E. (3)*	42,705	1,665
		418,823

Hong Kong – 3.9%

AIA Group Ltd.	4,634,086	46,128

ASM Pacific Technology Ltd.	112,200	1,253

Bank of East Asia (The) Ltd.	482,896	1,569

BOC Hong Kong Holdings Ltd.	1,421,108	5,883

CK Asset Holdings Ltd.	993,138	8,830

CK Hutchison Holdings Ltd.	1,036,138	10,882

CK Infrastructure Holdings Ltd.	251,353	2,063

CLP Holdings Ltd.	629,014	7,299

Dairy Farm International Holdings Ltd.	126,500	1,062

Galaxy Entertainment Group Ltd.	914,148	6,223

Hang Lung Group Ltd.	349,000	1,120

Hang Lung Properties Ltd.	777,501	1,898

Hang Seng Bank Ltd.	293,079	7,231

Henderson Land Development Co. Ltd.	508,118	3,230

HK Electric Investments & HK Electric Investments Ltd.	1,082,727	1,107

HKT Trust & HKT Ltd.	1,461,220	2,349

Hong Kong & China Gas Co. Ltd.	3,522,738	8,445

Hong Kong Exchanges & Clearing Ltd.	456,615	15,913

Hongkong Land Holdings Ltd.	454,700	3,236

Hysan Development Co. Ltd.	252,501	1,353

Jardine Matheson Holdings Ltd.	83,900	5,237

Jardine Strategic Holdings Ltd.	85,900	3,221

Kerry Properties Ltd.	237,203	1,059

Link REIT	809,271	9,463

Melco Resorts & Entertainment Ltd. ADR	93,404	2,110

MTR Corp. Ltd.	594,303	3,684

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Hong Kong – 3.9% – continued

New World Development Co. Ltd.	2,352,447	$3,901

NWS Holdings Ltd.	591,011	1,292

PCCW Ltd.	1,721,926	1,070

Power Assets Holdings Ltd.	536,317	3,720

Shangri-La Asia Ltd.	474,574	675

Sino Land Co. Ltd.	1,275,876	2,467

SJM Holdings Ltd.	816,572	932

Sun Hung Kai Properties Ltd.	609,758	10,462

Swire Pacific Ltd., Class A	191,551	2,467

Swire Properties Ltd.	442,187	1,902

Techtronic Industries Co. Ltd.	528,333	3,562

WH Group Ltd. (3)	3,338,713	3,572

Wharf Holdings (The) Ltd.	466,766	1,409

Wharf Real Estate Investment Co. Ltd.	467,766	3,483

Wheelock & Co. Ltd.	308,021	2,260

Yue Yuen Industrial Holdings Ltd.	290,210	998
		206,020

Ireland – 0.7%

AerCap Holdings N.V. *	47,049	2,190

AIB Group PLC	318,193	1,429

Bank of Ireland Group PLC	372,983	2,222

CRH PLC	316,115	9,804

DCC PLC	37,801	3,279

Irish Bank Resolution Corp. Ltd. (2)*	99,788	–

James Hardie Industries PLC – CDI	168,394	2,173

Kerry Group PLC, Class A	61,582	6,876

Kingspan Group PLC	59,477	2,755

Paddy Power Betfair PLC	30,425	2,347

Ryanair Holdings PLC *	3,071	40

Ryanair Holdings PLC ADR *	5,723	429

Smurfit Kappa Group PLC	85,211	2,380
		35,924

Isle of Man – 0.0%

GVC Holdings PLC	208,316	1,518

Israel – 0.5%

Azrieli Group Ltd.	16,688	989

Bank Hapoalim B.M.	414,642	2,756

Bank Leumi Le-Israel B.M.	572,561	3,755

Bezeq The Israeli Telecommunication Corp. Ltd.	821,856	591

Check Point Software Technologies Ltd. *	47,823	6,049

Elbit Systems Ltd.	9,487	1,227

Israel Chemicals Ltd.	263,620	1,381

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Israel – 0.5% – continued

Mizrahi Tefahot Bank Ltd.	56,338	$1,162

Nice Ltd. *	23,545	2,870

Teva Pharmaceutical Industries Ltd. ADR *	371,032	5,818

Wix.com Ltd. *	16,724	2,021
		28,619

Italy – 2.1%

Assicurazioni Generali S.p.A.	451,709	8,364

Atlantia S.p.A.	191,281	4,963

Davide Campari-Milano S.p.A.	221,287	2,175

Enel S.p.A.	3,117,631	19,955

Eni S.p.A.	977,513	17,268

Ferrari N.V.	24,132	3,243

Ferrari N.V. (New York Exchange)	23,010	3,079

Intesa Sanpaolo S.p.A.	5,721,079	13,942

Leonardo S.p.A.	152,678	1,780

Mediobanca Banca di Credito Finanziario S.p.A.	236,252	2,456

Moncler S.p.A.	67,610	2,733

Pirelli & C S.p.A. (3)*	156,415	1,010

Poste Italiane S.p.A. (3)	196,779	1,915

Prysmian S.p.A.	92,270	1,747

Recordati S.p.A.	39,489	1,539

Snam S.p.A.	870,039	4,475

Telecom Italia S.p.A. *	4,308,516	2,680

Telecom Italia S.p.A. (RSP)	2,256,507	1,285

Tenaris S.A.	179,248	2,527

Terna Rete Elettrica Nazionale S.p.A.	530,917	3,368

UniCredit S.p.A.	771,858	9,903
		110,407

Japan – 23.5%

ABC-Mart, Inc.	12,900	769

Acom Co. Ltd.	163,800	585

Aeon Co. Ltd.	234,700	4,917

AEON Financial Service Co. Ltd.	44,100	898

Aeon Mall Co. Ltd.	38,480	634

AGC, Inc.	71,700	2,519

Air Water, Inc.	58,469	850

Aisin Seiki Co. Ltd.	60,700	2,177

Ajinomoto Co., Inc.	166,100	2,658

Alfresa Holdings Corp.	71,500	2,037

Alps Alpine Co. Ltd.	80,400	1,685

Amada Holdings Co. Ltd.	128,600	1,274

ANA Holdings, Inc.	45,100	1,655

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Aozora Bank Ltd.	44,500	$1,102

Asahi Group Holdings Ltd.	139,700	6,239

Asahi Intecc Co. Ltd.	36,500	1,718

Asahi Kasei Corp.	485,800	5,036

Asics Corp.	62,600	842

Astellas Pharma, Inc.	722,600	10,841

Bandai Namco Holdings, Inc.	77,100	3,619

Bank of Kyoto (The) Ltd.	20,894	877

Benesse Holdings, Inc.	27,900	726

Bridgestone Corp.	233,600	9,020

Brother Industries Ltd.	84,900	1,575

Calbee, Inc.	31,900	860

Canon, Inc.	384,900	11,184

Casio Computer Co. Ltd.	73,700	964

Central Japan Railway Co.	55,300	12,851

Chiba Bank (The) Ltd.	224,000	1,220

Chubu Electric Power Co., Inc.	236,600	3,695

Chugai Pharmaceutical Co. Ltd.	86,055	5,927

Chugoku Electric Power (The) Co., Inc.	105,700	1,319

Coca-Cola Bottlers Japan Holdings, Inc.	51,500	1,309

Concordia Financial Group Ltd.	405,100	1,563

Credit Saison Co. Ltd.	62,200	822

CyberAgent, Inc.	38,200	1,562

Dai Nippon Printing Co. Ltd.	91,700	2,197

Daicel Corp.	98,300	1,070

Daifuku Co. Ltd.	38,600	2,020

Dai-ichi Life Holdings, Inc.	414,700	5,779

Daiichi Sankyo Co. Ltd.	217,900	10,080

Daikin Industries Ltd.	95,700	11,242

Daito Trust Construction Co. Ltd.	27,700	3,862

Daiwa House Industry Co. Ltd.	217,400	6,916

Daiwa House REIT Investment Corp.	715	1,587

Daiwa Securities Group, Inc.	633,700	3,094

DeNA Co. Ltd.	44,900	677

Denso Corp.	166,600	6,510

Dentsu, Inc.	83,518	3,539

Disco Corp.	10,700	1,530

East Japan Railway Co.	117,112	11,326

Eisai Co. Ltd.	96,800	5,445

Electric Power Development Co. Ltd.	54,600	1,331

FamilyMart UNY Holdings Co. Ltd.	95,600	2,437

FANUC Corp.	74,500	12,751

Fast Retailing Co. Ltd.	22,400	10,545

Fuji Electric Co. Ltd.	46,400	1,323

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

FUJIFILM Holdings Corp.	148,400	$6,761

Fujitsu Ltd.	75,700	5,482

Fukuoka Financial Group, Inc.	66,700	1,484

Hakuhodo DY Holdings, Inc.	88,900	1,431

Hamamatsu Photonics K.K.	53,570	2,080

Hankyu Hanshin Holdings, Inc.	89,000	3,345

Hikari Tsushin, Inc.	7,900	1,498

Hino Motors Ltd.	97,700	825

Hirose Electric Co. Ltd.	11,628	1,227

Hisamitsu Pharmaceutical Co., Inc.	21,700	1,002

Hitachi Chemical Co. Ltd.	38,800	863

Hitachi Construction Machinery Co. Ltd.	40,300	1,075

Hitachi High-Technologies Corp.	27,800	1,143

Hitachi Ltd.	371,400	12,067

Hitachi Metals Ltd.	84,400	984

Honda Motor Co. Ltd.	625,400	16,950

Hoshizaki Corp.	20,300	1,261

Hoya Corp.	146,500	9,694

Hulic Co. Ltd.	118,200	1,161

Idemitsu Kosan Co. Ltd.	77,988	2,605

IHI Corp.	55,200	1,331

Iida Group Holdings Co. Ltd.	58,364	1,060

Inpex Corp.	393,700	3,737

Isetan Mitsukoshi Holdings Ltd.	124,360	1,258

Isuzu Motors Ltd.	207,800	2,741

ITOCHU Corp.	516,900	9,380

J Front Retailing Co. Ltd.	87,300	1,041

Japan Airlines Co. Ltd.	47,500	1,673

Japan Airport Terminal Co. Ltd.	17,300	734

Japan Exchange Group, Inc.	197,200	3,510

Japan Post Bank Co. Ltd.	153,600	1,679

Japan Post Holdings Co. Ltd.	601,600	7,044

Japan Prime Realty Investment Corp.	314	1,293

Japan Real Estate Investment Corp.	496	2,924

Japan Retail Fund Investment Corp.	993	1,996

Japan Tobacco, Inc.	421,800	10,477

JFE Holdings, Inc.	189,700	3,226

JGC Corp.	77,700	1,038

JSR Corp.	73,700	1,146

JTEKT Corp.	81,800	1,011

JXTG Holdings, Inc.	1,236,897	5,631

Kajima Corp.	169,200	2,501

Kakaku.com, Inc.	53,700	1,035

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Kamigumi Co. Ltd.	42,200	$979

Kaneka Corp.	18,500	696

Kansai Electric Power (The) Co., Inc.	270,400	3,990

Kansai Paint Co. Ltd.	65,700	1,255

Kao Corp.	187,700	14,818

Kawasaki Heavy Industries Ltd.	52,600	1,300

KDDI Corp.	680,000	14,668

Keihan Holdings Co. Ltd.	35,800	1,507

Keikyu Corp.	85,700	1,458

Keio Corp.	38,600	2,498

Keisei Electric Railway Co. Ltd.	48,800	1,775

Keyence Corp.	37,378	23,352

Kikkoman Corp.	56,900	2,795

Kintetsu Group Holdings Co. Ltd.	65,100	3,037

Kirin Holdings Co. Ltd.	316,500	7,577

Kobayashi Pharmaceutical Co. Ltd.	18,600	1,572

Kobe Steel Ltd.	122,400	922

Koito Manufacturing Co. Ltd.	39,714	2,260

Komatsu Ltd.	355,600	8,316

Konami Holdings Corp.	35,900	1,561

Konica Minolta, Inc.	169,100	1,668

Kose Corp.	11,500	2,121

Kubota Corp.	380,000	5,515

Kuraray Co. Ltd.	119,800	1,527

Kurita Water Industries Ltd.	39,100	1,000

Kyocera Corp.	123,500	7,274

Kyowa Hakko Kirin Co. Ltd.	98,700	2,151

Kyushu Electric Power Co., Inc.	142,900	1,688

Kyushu Railway Co.	60,200	1,980

Lawson, Inc.	18,700	1,037

LINE Corp. *	28,300	995

Lion Corp.	84,200	1,774

LIXIL Group Corp.	100,300	1,341

M3, Inc.	159,300	2,682

Makita Corp.	87,100	3,039

Marubeni Corp.	606,800	4,215

Marui Group Co. Ltd.	73,000	1,477

Maruichi Steel Tube Ltd.	22,200	648

Mazda Motor Corp.	216,500	2,428

McDonald’s Holdings Co. Japan Ltd.	25,300	1,171

Mebuki Financial Group, Inc.	326,210	836

Medipal Holdings Corp.	64,900	1,544

MEIJI Holdings Co. Ltd.	47,326	3,845

MINEBEA MITSUMI, Inc.	144,900	2,190

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

MISUMI Group, Inc.	106,800	$2,670

Mitsubishi Chemical Holdings Corp.	494,300	3,490

Mitsubishi Corp.	518,600	14,451

Mitsubishi Electric Corp.	702,100	9,060

Mitsubishi Estate Co. Ltd.	454,000	8,246

Mitsubishi Gas Chemical Co., Inc.	62,100	889

Mitsubishi Heavy Industries Ltd.	116,900	4,862

Mitsubishi Materials Corp.	38,200	1,011

Mitsubishi Motors Corp.	250,700	1,337

Mitsubishi Tanabe Pharma Corp.	94,600	1,265

Mitsubishi UFJ Financial Group, Inc.	4,503,995	22,354

Mitsubishi UFJ Lease & Finance Co. Ltd.	157,200	802

Mitsui & Co. Ltd.	635,600	9,885

Mitsui Chemicals, Inc.	68,400	1,656

Mitsui Fudosan Co. Ltd.	342,600	8,632

Mitsui OSK Lines Ltd.	41,400	894

Mizuho Financial Group, Inc.	9,232,989	14,310

MonotaRO Co. Ltd.	47,600	1,062

MS&AD Insurance Group Holdings, Inc.	181,643	5,537

Murata Manufacturing Co. Ltd.	207,591	10,380

Nabtesco Corp.	42,099	1,235

Nagoya Railroad Co. Ltd.	68,400	1,898

NEC Corp.	101,800	3,461

Nexon Co. Ltd. *	169,500	2,664

NGK Insulators Ltd.	98,300	1,432

NGK Spark Plug Co. Ltd.	63,000	1,174

NH Foods Ltd.	33,500	1,206

Nidec Corp.	86,000	10,978

Nikon Corp.	121,200	1,713

Nintendo Co. Ltd.	43,600	12,486

Nippon Building Fund, Inc.	508	3,439

Nippon Electric Glass Co. Ltd.	33,000	879

Nippon Express Co. Ltd.	27,900	1,555

Nippon Paint Holdings Co. Ltd.	55,900	2,202

Nippon Prologis REIT, Inc.	663	1,411

Nippon Steel & Sumitomo Metal Corp.	310,961	5,501

Nippon Telegraph & Telephone Corp.	246,856	10,493

Nippon Yusen K.K.	60,100	884

Nissan Chemical Corp.	49,900	2,291

Nissan Motor Co. Ltd.	888,900	7,308

Nisshin Seifun Group, Inc.	75,405	1,732

Nissin Foods Holdings Co. Ltd.	23,700	1,632

Nitori Holdings Co. Ltd.	30,900	3,999

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Nitto Denko Corp.	63,800	$3,364

Nomura Holdings, Inc.	1,334,700	4,787

Nomura Real Estate Holdings, Inc.	49,200	946

Nomura Real Estate Master Fund, Inc.	1,471	2,168

Nomura Research Institute Ltd.	42,774	1,950

NSK Ltd.	136,800	1,286

NTT Data Corp.	247,900	2,739

NTT DOCOMO, Inc.	511,600	11,346

Obayashi Corp.	246,900	2,492

Obic Co. Ltd.	24,700	2,500

Odakyu Electric Railway Co. Ltd.	110,500	2,683

Oji Holdings Corp.	325,000	2,022

Olympus Corp.	447,600	4,867

Omron Corp.	75,300	3,542

Ono Pharmaceutical Co. Ltd.	147,400	2,898

Oracle Corp. Japan	15,100	1,016

Oriental Land Co. Ltd.	76,700	8,721

ORIX Corp.	509,400	7,333

Osaka Gas Co. Ltd.	146,400	2,893

Otsuka Corp.	38,900	1,458

Otsuka Holdings Co. Ltd.	150,215	5,938

Pan Pacific International Holdings Corp.	46,400	3,076

Panasonic Corp.	849,800	7,353

Park24 Co. Ltd.	42,800	931

Persol Holdings Co. Ltd.	66,100	1,077

Pigeon Corp.	43,700	1,792

Pola Orbis Holdings, Inc.	36,100	1,154

Rakuten, Inc.	324,500	3,082

Recruit Holdings Co. Ltd.	423,300	12,132

Renesas Electronics Corp. *	313,800	1,461

Resona Holdings, Inc.	810,410	3,518

Ricoh Co. Ltd.	252,700	2,649

Rinnai Corp.	13,300	943

Rohm Co. Ltd.	35,600	2,232

Ryohin Keikaku Co. Ltd.	9,100	2,314

Sankyo Co. Ltd.	16,600	634

Santen Pharmaceutical Co. Ltd.	139,800	2,093

SBI Holdings, Inc.	88,760	1,988

Secom Co. Ltd.	80,700	6,923

Sega Sammy Holdings, Inc.	67,300	796

Seibu Holdings, Inc.	85,300	1,495

Seiko Epson Corp.	104,600	1,605

Sekisui Chemical Co. Ltd.	145,300	2,339

Sekisui House Ltd.	235,600	3,904

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Seven & i Holdings Co. Ltd.	289,300	$10,917

Seven Bank Ltd.	237,700	703

SG Holdings Co. Ltd.	38,100	1,112

Sharp Corp.	87,200	966

Shimadzu Corp.	84,400	2,452

Shimamura Co. Ltd.	8,600	728

Shimano, Inc.	28,700	4,680

Shimizu Corp.	205,900	1,795

Shin-Etsu Chemical Co. Ltd.	139,600	11,743

Shinsei Bank Ltd.	62,100	883

Shionogi & Co. Ltd.	105,900	6,566

Shiseido Co. Ltd.	146,000	10,566

Shizuoka Bank (The) Ltd.	162,800	1,242

Showa Denko K.K.	51,500	1,822

SMC Corp.	22,000	8,304

Softbank Corp.	643,400	7,257

SoftBank Group Corp.	316,700	30,867

Sohgo Security Services Co. Ltd.	27,100	1,183

Sompo Holdings, Inc.	122,945	4,543

Sony Corp.	487,500	20,519

Sony Financial Holdings, Inc.	65,300	1,231

Stanley Electric Co. Ltd.	48,900	1,319

Subaru Corp.	236,400	5,404

SUMCO Corp.	86,000	963

Sumitomo Chemical Co. Ltd.	563,800	2,632

Sumitomo Corp.	433,900	6,019

Sumitomo Dainippon Pharma Co. Ltd.	63,600	1,576

Sumitomo Electric Industries Ltd.	291,700	3,883

Sumitomo Heavy Industries Ltd.	41,900	1,363

Sumitomo Metal Mining Co. Ltd.	91,600	2,727

Sumitomo Mitsui Financial Group, Inc.	509,642	17,834

Sumitomo Mitsui Trust Holdings, Inc.	128,019	4,607

Sumitomo Realty & Development Co. Ltd.	137,100	5,689

Sumitomo Rubber Industries Ltd.	67,100	807

Sundrug Co. Ltd.	28,800	796

Suntory Beverage & Food Ltd.	52,300	2,457

Suzuken Co. Ltd.	26,836	1,555

Suzuki Motor Corp.	132,100	5,859

Sysmex Corp.	64,298	3,901

T&D Holdings, Inc.	221,100	2,331

Taiheiyo Cement Corp.	45,100	1,506

Taisei Corp.	82,200	3,824

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Taisho Pharmaceutical Holdings Co. Ltd.	14,000	$1,337

Taiyo Nippon Sanso Corp.	50,900	777

Takashimaya Co. Ltd.	57,100	762

Takeda Pharmaceutical Co. Ltd.	569,466	23,306

TDK Corp.	50,600	3,979

Teijin Ltd.	66,000	1,091

Terumo Corp.	233,400	7,143

THK Co. Ltd.	47,300	1,175

Tobu Railway Co. Ltd.	73,200	2,117

Toho Co. Ltd.	42,100	1,692

Toho Gas Co. Ltd.	28,000	1,258

Tohoku Electric Power Co., Inc.	161,800	2,066

Tokio Marine Holdings, Inc.	248,500	12,050

Tokyo Century Corp.	16,600	725

Tokyo Electric Power Co. Holdings, Inc. *	559,900	3,541

Tokyo Electron Ltd.	60,400	8,758

Tokyo Gas Co. Ltd.	148,300	4,012

Tokyu Corp.	194,400	3,401

Tokyu Fudosan Holdings Corp.	229,300	1,375

Toppan Printing Co. Ltd.	93,300	1,411

Toray Industries, Inc.	536,700	3,437

Toshiba Corp.	250,300	7,977

Tosoh Corp.	96,600	1,507

TOTO Ltd.	53,700	2,284

Toyo Seikan Group Holdings Ltd.	56,400	1,160

Toyo Suisan Kaisha Ltd.	33,700	1,285

Toyoda Gosei Co. Ltd.	24,800	527

Toyota Industries Corp.	57,300	2,881

Toyota Motor Corp.	875,644	51,361

Toyota Tsusho Corp.	79,900	2,607

Trend Micro, Inc.	44,700	2,182

Tsuruha Holdings, Inc.	13,800	1,125

Unicharm Corp.	155,300	5,147

United Urban Investment Corp.	1,090	1,722

USS Co. Ltd.	85,100	1,583

Welcia Holdings Co. Ltd.	17,700	601

West Japan Railway Co.	63,100	4,763

Yahoo Japan Corp.	1,111,200	2,725

Yakult Honsha Co. Ltd.	46,600	3,269

Yamada Denki Co. Ltd.	240,090	1,185

Yamaguchi Financial Group, Inc.	78,800	670

Yamaha Corp.	51,300	2,573

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Japan – 23.5% – continued

Yamaha Motor Co. Ltd.	105,400	$2,076

Yamato Holdings Co. Ltd.	119,900	3,102

Yamazaki Baking Co. Ltd.	50,305	817

Yaskawa Electric Corp.	91,000	2,877

Yokogawa Electric Corp.	87,000	1,809

Yokohama Rubber (The) Co. Ltd.	46,900	875

ZOZO, Inc.	75,800	1,439
		1,255,155

Macau – 0.1%

MGM China Holdings Ltd.	355,716	746

Sands China Ltd.	932,299	4,684

Wynn Macau Ltd.	582,146	1,377
		6,807

Mexico – 0.0%

Fresnillo PLC	80,145	910

Netherlands – 4.8%

ABN AMRO Group N.V. – CVA (3)	159,741	3,607

Adyen N.V. (3)*	3,885	3,047

Aegon N.V.	695,340	3,348

Akzo Nobel N.V.	86,363	7,660

ArcelorMittal	256,570	5,210

ASML Holding N.V.	157,472	29,593

EXOR N.V.	40,646	2,640

Heineken Holding N.V.	44,533	4,466

Heineken N.V.	99,505	10,512

ING Groep N.V.	1,493,506	18,103

Koninklijke Ahold Delhaize N.V.	453,627	12,078

Koninklijke DSM N.V.	69,791	7,618

Koninklijke KPN N.V.	1,270,638	4,031

Koninklijke Philips N.V.	355,486	14,502

Koninklijke Vopak N.V.	26,423	1,266

NN Group N.V.	117,203	4,874

NXP Semiconductors N.V.	132,389	11,702

QIAGEN N.V. *	88,304	3,582

Randstad N.V.	46,201	2,257

Royal Dutch Shell PLC, Class A	1,727,677	54,288

Royal Dutch Shell PLC, Class B	1,435,833	45,386

Wolters Kluwer N.V.	107,756	7,344
		257,114

New Zealand – 0.2%

a2 Milk Co. Ltd. *	278,619	2,721

Auckland International Airport Ltd.	368,151	2,043

Fisher & Paykel Healthcare Corp. Ltd.	216,056	2,315

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

New Zealand – 0.2% – continued

Fletcher Building Ltd.	308,983	$1,041

Meridian Energy Ltd.	483,270	1,379

Ryman Healthcare Ltd.	162,659	1,358

Spark New Zealand Ltd.	685,894	1,776
		12,633

Norway – 0.7%

Aker BP ASA	42,382	1,511

DNB ASA	369,484	6,807

Equinor ASA	447,352	9,804

Gjensidige Forsikring ASA	74,603	1,289

Mowi ASA	166,342	3,716

Norsk Hydro ASA	508,236	2,067

Orkla ASA	318,111	2,442

Schibsted ASA, Class B	36,657	1,313

Telenor ASA	285,130	5,711

Yara International ASA	69,005	2,825
		37,485

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) (2)*	882,815	–

EDP – Energias de Portugal S.A.	968,603	3,810

Galp Energia SGPS S.A.	195,688	3,133

Jeronimo Martins SGPS S.A.	97,040	1,432
		8,375

Singapore – 1.3%

Ascendas Real Estate Investment Trust	1,006,379	2,163

CapitaLand Commercial Trust	969,536	1,390

CapitaLand Ltd.	971,850	2,625

CapitaLand Mall Trust	1,008,400	1,772

City Developments Ltd.	148,900	996

ComfortDelGro Corp. Ltd.	832,300	1,582

DBS Group Holdings Ltd.	687,770	12,816

Genting Singapore Ltd.	2,306,980	1,774

Golden Agri-Resources Ltd.	2,292,592	476

Jardine Cycle & Carriage Ltd.	38,773	931

Keppel Corp. Ltd.	562,750	2,594

Oversea-Chinese Banking Corp. Ltd.	1,223,292	9,992

SATS Ltd.	273,200	1,032

Sembcorp Industries Ltd.	380,644	720

Singapore Airlines Ltd.	222,934	1,592

Singapore Exchange Ltd.	299,000	1,615

Singapore Press Holdings Ltd.	609,295	1,087

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Singapore – 1.3% – continued

Singapore Technologies Engineering Ltd.	595,600	$1,647

Singapore Telecommunications Ltd.	3,132,525	6,989

Suntec Real Estate Investment Trust	845,300	1,218

United Overseas Bank Ltd.	515,849	9,587

UOL Group Ltd.	199,180	1,025

Venture Corp. Ltd.	104,200	1,386

Wilmar International Ltd.	724,700	1,773
		68,782

South Africa – 0.0%

Investec PLC	255,784	1,479

Spain – 2.9%

ACS Actividades de Construccion y Servicios S.A.	96,672	4,250

Aena S.M.E. S.A. (3)	25,491	4,591

Amadeus IT Group S.A.	168,715	13,521

Banco Bilbao Vizcaya Argentaria S.A.	2,559,298	14,635

Banco de Sabadell S.A.	2,128,606	2,122

Banco Santander S.A.	6,231,201	28,998

Bankia S.A.	460,031	1,193

Bankinter S.A.	263,798	2,010

CaixaBank S.A.	1,379,973	4,314

Enagas S.A.	87,657	2,552

Endesa S.A.	122,083	3,115

Ferrovial S.A.	189,575	4,442

Grifols S.A.	115,535	3,236

Iberdrola S.A.	2,379,463	20,898

Industria de Diseno Textil S.A.	418,750	12,315

Mapfre S.A.	410,543	1,132

Naturgy Energy Group S.A.	134,439	3,761

Red Electrica Corp. S.A.	166,396	3,547

Repsol S.A.	536,319	9,179

Siemens Gamesa Renewable Energy S.A. *	88,677	1,413

Telefonica S.A.	1,794,680	15,047
		156,271

Sweden – 2.4%

Alfa Laval AB	110,998	2,550

Assa Abloy AB, Class B	384,851	8,298

Atlas Copco AB, Class A	257,932	6,933

Atlas Copco AB, Class B	149,588	3,706

Boliden AB	105,808	3,004

Electrolux AB, Class B	94,042	2,412

Epiroc AB, Class A *	255,424	2,581

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Sweden – 2.4% – continued

Epiroc AB, Class B *	142,394	$1,364

Essity AB, Class B	232,981	6,725

Hennes & Mauritz AB, Class B	336,154	5,606

Hexagon AB, Class B	100,694	5,259

Husqvarna AB, Class B	159,603	1,304

ICA Gruppen AB	32,298	1,295

Industrivarden AB, Class C	66,021	1,384

Investor AB, Class B	174,527	7,865

Kinnevik AB, Class B	93,953	2,434

L E Lundbergforetagen AB, Class B	27,472	869

Lundin Petroleum AB	70,937	2,401

Millicom International Cellular S.A. SDR	24,832	1,506

Sandvik AB	434,268	7,058

Securitas AB, Class B	117,617	1,899

Skandinaviska Enskilda Banken AB, Class A	622,977	5,395

Skanska AB, Class B	131,076	2,383

SKF AB, Class B	144,302	2,398

Svenska Handelsbanken AB, Class A	578,902	6,111

Swedbank AB, Class A	348,995	4,932

Swedish Match AB	67,737	3,450

Tele2 AB, Class B	192,849	2,565

Telefonaktiebolaget LM Ericsson, Class B	1,178,631	10,814

Telia Co. AB	1,073,834	4,851

Volvo AB, Class B	602,688	9,317
		128,669

Switzerland – 9.3%

ABB Ltd. (Registered)	708,682	13,333

Adecco Group A.G. (Registered)	60,041	3,207

Baloise Holding A.G. (Registered)	18,853	3,118

Barry Callebaut A.G. (Registered)	832	1,503

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	413	2,809

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	40	3,130

Cie Financiere Richemont S.A. (Registered)	200,542	14,630

Clariant A.G. (Registered) *	73,924	1,556

Coca-Cola HBC A.G. – CDI *	77,034	2,626

Credit Suisse Group A.G. (Registered) *	983,420	11,480

Dufry A.G. (Registered) *	12,191	1,282

EMS-Chemie Holding A.G. (Registered)	3,134	1,702

Ferguson PLC	89,164	5,690

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

Switzerland – 9.3% – continued

Geberit A.G. (Registered)	14,257	$5,833

Givaudan S.A. (Registered)	3,549	9,103

Glencore PLC *	4,318,289	17,960

Julius Baer Group Ltd. *	87,903	3,557

Kuehne + Nagel International A.G. (Registered)	20,954	2,878

LafargeHolcim Ltd. (Registered) *	53,665	2,656

LafargeHolcim Ltd. (Registered) (SIX Swiss Exchange) *	133,116	6,587

Lonza Group A.G. (Registered) *	28,649	8,899

Nestle S.A. (Registered)	1,174,497	112,090

Novartis A.G. (Registered)	831,401	80,017

Pargesa Holding S.A. (Bearer)	14,177	1,112

Partners Group Holding A.G.	6,695	4,873

Roche Holding A.G. (Genusschein)	269,423	74,269

Schindler Holding A.G. (Participation Certificate)	15,389	3,193

Schindler Holding A.G. (Registered)	7,646	1,584

SGS S.A. (Registered)	2,078	5,176

Sika A.G. (Registered)	49,186	6,879

Sonova Holding A.G. (Registered)	21,383	4,232

STMicroelectronics N.V.	263,669	3,902

Straumann Holding A.G. (Registered)	3,897	3,187

Swatch Group (The) A.G. (Bearer)	11,693	3,352

Swatch Group (The) A.G. (Registered)	20,514	1,137

Swiss Life Holding A.G. (Registered) *	13,145	5,795

Swiss Prime Site A.G. (Registered) *	29,176	2,557

Swiss Re A.G.	116,735	11,411

Swisscom A.G. (Registered)	9,985	4,886

Temenos A.G. (Registered) *	22,889	3,380

UBS Group A.G. (Registered) *	1,480,634	17,974

Vifor Pharma A.G.	17,686	2,394

Zurich Insurance Group A.G.	57,902	19,184
		496,123

United Arab Emirates – 0.0%

NMC Health PLC	38,956	1,160

United Kingdom – 14.9%

3i Group PLC	376,100	4,828

Admiral Group PLC	76,174	2,157

Anglo American PLC	404,252	10,854

Ashtead Group PLC	186,471	4,505

Associated British Foods PLC	138,083	4,393

AstraZeneca PLC	486,009	38,817

Auto Trader Group PLC (3)	360,166	2,448

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

United Kingdom – 14.9% – continued

Aviva PLC	1,499,895	$8,082

Babcock International Group PLC	98,463	635

BAE Systems PLC	1,227,109	7,731

Barclays PLC	6,573,167	13,281

Barratt Developments PLC	385,906	3,018

Berkeley Group Holdings (The) PLC	46,227	2,223

BP PLC	7,692,638	56,156

British American Tobacco PLC	880,093	36,718

British Land (The) Co. PLC	358,704	2,753

BT Group PLC	3,235,886	9,411

Bunzl PLC	129,876	4,285

Burberry Group PLC	160,129	4,090

Centrica PLC	2,157,544	3,211

CNH Industrial N.V.	395,168	4,030

Coca-Cola European Partners PLC	83,523	4,321

Compass Group PLC	608,196	14,296

ConvaTec Group PLC (3)	569,002	1,050

Croda International PLC	50,081	3,296

Diageo PLC	931,195	38,088

Direct Line Insurance Group PLC	529,263	2,435

easyJet PLC	57,754	842

Experian PLC	349,625	9,473

Fiat Chrysler Automobiles N.V. *	170,893	2,555

Fiat Chrysler Automobiles N.V. (New York Exchange) *	246,814	3,665

G4S PLC	624,018	1,496

GlaxoSmithKline PLC	1,902,944	39,479

Hammerson PLC	294,256	1,289

Hargreaves Lansdown PLC	107,952	2,628

HSBC Holdings PLC	7,682,252	62,565

Imperial Brands PLC	366,163	12,547

Informa PLC	483,122	4,685

InterContinental Hotels Group PLC	67,205	4,052

Intertek Group PLC	62,669	3,969

ITV PLC	1,376,169	2,280

J Sainsbury PLC	690,914	2,124

John Wood Group PLC	256,856	1,699

Johnson Matthey PLC	73,325	3,004

Kingfisher PLC	806,241	2,468

Land Securities Group PLC	285,174	3,397

Legal & General Group PLC	2,287,137	8,207

Lloyds Banking Group PLC	27,291,375	22,138

London Stock Exchange Group PLC	120,331	7,450

Marks & Spencer Group PLC	615,957	2,239

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.6% (1) – continued

United Kingdom – 14.9% – continued

Meggitt PLC	291,130	$1,909

Melrose Industries PLC	1,872,462	4,475

Merlin Entertainments PLC (3)	286,598	1,282

Micro Focus International PLC	161,140	4,173

Mondi PLC	139,324	3,093

National Grid PLC	1,300,969	14,467

Next PLC	54,279	3,953

Pearson PLC	305,410	3,328

Persimmon PLC	123,656	3,504

Prudential PLC	994,507	19,933

Reckitt Benckiser Group PLC	257,832	21,485

RELX PLC	755,923	16,189

Rio Tinto Ltd.	142,325	9,928

Rio Tinto PLC	443,062	25,778

Rolls-Royce Holdings PLC *	651,786	7,699

Royal Bank of Scotland Group PLC	1,848,785	5,964

Royal Mail PLC	332,394	1,032

RSA Insurance Group PLC	397,663	2,632

Sage Group (The) PLC	410,391	3,751

Schroders PLC	46,464	1,636

Segro PLC	417,181	3,660

Severn Trent PLC	91,223	2,351

Smith & Nephew PLC	336,037	6,666

Smiths Group PLC	152,829	2,860

SSE PLC	396,932	6,150

St. James’s Place PLC	202,216	2,717

Standard Chartered PLC	1,078,954	8,341

Standard Life Aberdeen PLC	950,249	3,269

Taylor Wimpey PLC	1,245,139	2,852

Tesco PLC	3,757,538	11,367

Unilever N.V. – CVA	591,812	34,398

Unilever PLC	425,892	24,427

United Utilities Group PLC	262,484	2,789

Vodafone Group PLC	10,252,617	18,680

Weir Group (The) PLC	93,582	1,908

Whitbread PLC	71,430	4,735

Wm Morrison Supermarkets PLC	870,924	2,583

WPP PLC	487,187	5,162
		792,489

United States – 0.1%

Carnival PLC	64,570	3,170
Total Common Stocks
(Cost $4,301,167)		5,204,722

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.5% (1)

Germany – 0.5%

Bayerische Motoren Werke A.G., 5.82% (4)	21,045	$1,383

FUCHS PETROLUB S.E., 2.58% (4)	28,177	1,160

Henkel A.G. & Co. KGaA, 2.07% (4)	68,387	6,979

Porsche Automobil Holding S.E., 3.82% (4)	59,072	3,707

Sartorius A.G., 0.39% (4)	13,559	2,326

Volkswagen A.G., 3.36% (4)	71,237	11,212
		26,767
Total Preferred Stocks
(Cost $23,546)		26,767

INVESTMENT COMPANIES – 0.7%

iShares Core MSCI EAFE ETF	268,000	16,286

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (5)(6)	21,582,820	21,583
Total Investment Companies
(Cost $36,799)		37,869

Total Investments – 98.8%
(Cost $4,361,512)		5,269,358

Other Assets less Liabilities – 1.2%		64,327
NET ASSETS – 100.0%		$5,333,685

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

CDI - CREST Depository Interest

ETF - Exchange-Traded Fund

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Swedish Krona	9,020	United States Dollar	980	6/19/19	$ 4

Citibank	Danish Krone	878	United States Dollar	134	6/19/19	1

Citibank	Japanese Yen	938,853	United States Dollar	8,560	6/19/19	35

Citibank	United States Dollar	1,330	Swedish Krona	12,308	6/19/19	2

Goldman Sachs	United States Dollar	1,689	Hong Kong Dollar	13,229	6/19/19	— *

JPMorgan Chase	British Pound	1,194	United States Dollar	1,580	6/19/19	19

JPMorgan Chase	Euro	1,106	United States Dollar	1,250	6/19/19	1

JPMorgan Chase	United States Dollar	8,074	Japanese Yen	892,630	6/19/19	31

Societe Generale	United States Dollar	312	Singapore Dollar	422	6/19/19	— *

Toronto-Dominion Bank	United States Dollar	810	Australian Dollar	1,144	6/19/19	3

Subtotal Appreciation						96
BNY Mellon	Hong Kong Dollar	3,994	United States Dollar	510	6/19/19	— *

Citibank	United States Dollar	141	New Zealand Dollar	205	6/19/19	(1)

Citibank	United States Dollar	271	Norwegian Krone	2,325	6/19/19	(1)

JPMorgan Chase	Australian Dollar	487	United States Dollar	345	6/19/19	(1)

JPMorgan Chase	United States Dollar	10,978	Euro	9,632	6/19/19	(98)

Morgan Stanley	Swiss Franc	1,702	United States Dollar	1,708	6/19/19	(15)

Morgan Stanley	United States Dollar	5,708	British Pound	4,301	6/19/19	(84)

Toronto-Dominion Bank	United States Dollar	2,020	British Pound	1,525	6/19/19	(26)

Toronto-Dominion Bank	United States Dollar	4,340	Euro	3,830	6/19/19	(14)

Toronto-Dominion Bank	United States Dollar	1,080	Swiss Franc	1,066	6/19/19	(1)

Subtotal Depreciation						(241)

Total						$(145)

*	Amount rounds to less than one thousand.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	975	$35,786	Long	6/19	$640

FTSE 100 Index (British Pound)	181	17,001	Long	6/19	334

Hang Seng Index (Hong Kong Dollar)	20	3,704	Long	4/19	63
SPI 200 Index (Australian Dollar)	70	7,668	Long	6/19	(5)

Topix Index (Japanese Yen)	148	21,259	Long	6/19	(207)

Total					$825

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	5.4%
Consumer Discretionary	10.9
Consumer Staples	11.8
Energy	5.8
Financials	19.2
Health Care	11.2
Industrials	14.3
Information Technology	6.3
Materials	7.5
Real Estate	3.9
Utilities	3.7

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.1%
Japanese Yen	23.9
British Pound	17.0
Swiss Franc	8.8
Australian Dollar	7.0
All other currencies less than 5%	12.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
China	$1,619	$ 1,883	$–	$ 3,502
France	6,360	572,669	–	579,029
Hong Kong	2,110	203,910	–	206,020
Ireland	2,619	33,305	–	35,924
Israel	13,888	14,731	–	28,619
Italy	3,079	107,328	–	110,407
Netherlands	11,702	245,412	–	257,114
United Kingdom	7,986	784,503	–	792,489
All Other Countries (1)	–	3,191,618	–	3,191,618
Total Common Stocks	49,363	5,155,359	–	5,204,722
Preferred Stocks (1)	–	26,767	–	26,767
Investment Companies	37,869	–	–	37,869
Total Investments	$87,232	$5,182,126	$–	$5,269,358

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$ 96	$–	$ 96
Futures Contracts	1,037	–	–	1,037
Liabilities
Forward Foreign Currency Exchange Contracts	–	(241)	–	(241)
Futures Contracts	(212)	–	–	(212)
Total Other Financial Instruments	$ 825	$ (145)	$–	$ 680

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8%

Aerospace & Defense – 1.0%

MSA Safety, Inc.	46,420	$4,800

Teledyne Technologies, Inc. *	47,940	11,362

Woodward, Inc.	73,981	7,020
		23,182

Apparel & Textile Products – 0.8%

Carter’s, Inc.	60,269	6,075

Deckers Outdoor Corp. *	38,565	5,669

Skechers U.S.A., Inc., Class A *	176,688	5,938
		17,682

Asset Management – 1.0%

Eaton Vance Corp.	152,473	6,146

Federated Investors, Inc., Class B	126,760	3,716

Janus Henderson Group PLC	218,425	5,456

Legg Mason, Inc.	113,234	3,099

Stifel Financial Corp.	95,168	5,021
		23,438

Automotive – 1.0%

Adient PLC	114,113	1,479

Dana, Inc.	189,808	3,367

Delphi Technologies PLC	117,719	2,267

Gentex Corp.	343,265	7,099

Goodyear Tire & Rubber (The) Co.	307,430	5,580

Visteon Corp. *	37,397	2,519
		22,311

Banking – 7.3%

Associated Banc-Corp	217,574	4,645

BancorpSouth Bank	120,066	3,388

Bank of Hawaii Corp.	54,566	4,304

Bank OZK	160,042	4,638

Cathay General Bancorp	101,216	3,432

Chemical Financial Corp.	94,634	3,895

Commerce Bancshares, Inc.	130,709	7,589

Cullen/Frost Bankers, Inc.	83,406	8,096

East West Bancorp, Inc.	191,928	9,207

First Financial Bankshares, Inc.	89,788	5,188

First Horizon National Corp.	421,332	5,890

FNB Corp.	429,614	4,554

Fulton Financial Corp.	224,844	3,481

Hancock Whitney Corp.	113,440	4,583

Home BancShares, Inc.	205,466	3,610

International Bancshares Corp.	72,153	2,744

New York Community Bancorp, Inc.	618,677	7,158

PacWest Bancorp	159,921	6,015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Banking – 7.3% – continued

Pinnacle Financial Partners, Inc.	96,504	$5,279

Prosperity Bancshares, Inc.	87,854	6,067

Signature Bank	72,948	9,342

Sterling Bancorp	281,639	5,247

Synovus Financial Corp.	210,707	7,240

TCF Financial Corp.	217,097	4,492

Texas Capital Bancshares, Inc. *	66,508	3,631

Trustmark Corp.	86,261	2,901

UMB Financial Corp.	58,457	3,744

Umpqua Holdings Corp.	291,720	4,813

United Bankshares, Inc.	135,190	4,899

Valley National Bancorp	439,501	4,210

Washington Federal, Inc.	107,320	3,101

Webster Financial Corp.	122,190	6,191

Wintrust Financial Corp.	74,817	5,037
		168,611

Biotechnology & Pharmaceuticals – 1.0%

Exelixis, Inc. *	397,376	9,458

Ligand Pharmaceuticals, Inc. *	27,068	3,403

Mallinckrodt PLC *	110,549	2,403

Prestige Consumer Healthcare, Inc. *	68,115	2,037

United Therapeutics Corp. *	57,891	6,795
		24,096

Chemicals – 2.8%

Ashland Global Holdings, Inc.	82,912	6,478

Cabot Corp.	78,782	3,280

Chemours (The) Co.	221,137	8,217

Ingevity Corp. *	55,102	5,819

Minerals Technologies, Inc.	46,677	2,744

NewMarket Corp.	11,547	5,006

Olin Corp.	218,300	5,052

PolyOne Corp.	102,862	3,015

RPM International, Inc.	174,300	10,116

Sensient Technologies Corp.	55,987	3,795

Valvoline, Inc.	249,110	4,624

Versum Materials, Inc.	144,458	7,268
		65,414

Commercial Services – 1.2%

ASGN, Inc. *	69,715	4,426

Brink’s (The) Co.	65,729	4,957

Healthcare Services Group, Inc.	97,696	3,223

Insperity, Inc.	49,322	6,099

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Commercial Services – 1.2% – continued

ManpowerGroup, Inc.	79,936	$6,610

Sotheby’s *	43,550	1,644
		26,959

Construction Materials – 1.3%

Carlisle Cos., Inc.	75,838	9,300

Eagle Materials, Inc.	60,762	5,122

Louisiana-Pacific Corp.	179,253	4,370

MDU Resources Group, Inc.	259,622	6,706

Trex Co., Inc. *	78,233	4,813
		30,311

Consumer Products – 2.5%

Boston Beer (The) Co., Inc., Class A *	11,527	3,397

Edgewell Personal Care Co. *	71,651	3,145

Energizer Holdings, Inc.	84,178	3,782

Flowers Foods, Inc.	242,863	5,178

Hain Celestial Group (The), Inc. *	118,524	2,740

Helen of Troy Ltd. *	33,889	3,930

Ingredion, Inc.	88,255	8,357

Lancaster Colony Corp.	25,852	4,051

Nu Skin Enterprises, Inc., Class A	73,300	3,508

Post Holdings, Inc. *	88,038	9,631

Sanderson Farms, Inc.	25,807	3,402

Tootsie Roll Industries, Inc.	25,507	950

TreeHouse Foods, Inc. *	74,125	4,785
		56,856

Consumer Services – 1.0%

Aaron’s, Inc.	88,963	4,679

Adtalem Global Education, Inc. *	76,481	3,543

Graham Holdings Co., Class B	5,764	3,938

Service Corp. International	240,037	9,637

Weight Watchers International, Inc. *	51,740	1,043
		22,840

Containers & Packaging – 1.4%

AptarGroup, Inc.	83,357	8,868

Bemis Co., Inc.	120,743	6,699

Greif, Inc., Class A	34,358	1,417

Owens-Illinois, Inc.	203,419	3,861

Silgan Holdings, Inc.	102,413	3,035

Sonoco Products Co.	132,329	8,142
		32,022

Design, Manufacturing & Distribution – 1.3%

Arrow Electronics, Inc. *	112,425	8,664

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Design, Manufacturing & Distribution – 1.3% – continued

Avnet, Inc.	143,556	$6,226

Jabil, Inc.	186,384	4,956

SYNNEX Corp.	54,922	5,239

Tech Data Corp. *	49,404	5,059
		30,144

Distributors – Discretionary – 0.4%

Pool Corp.	52,147	8,603

Electrical Equipment – 3.3%

Acuity Brands, Inc.	52,815	6,338

Belden, Inc.	52,157	2,801

Cognex Corp.	226,178	11,503

Hubbell, Inc.	72,292	8,529

Lennox International, Inc.	47,517	12,563

Littelfuse, Inc.	32,711	5,969

National Instruments Corp.	148,820	6,602

nVent Electric PLC	213,520	5,761

Resideo Technologies, Inc. *	162,810	3,141

Trimble, Inc. *	333,013	13,454
		76,661

Engineering & Construction Services – 1.0%

AECOM *	206,624	6,131

Dycom Industries, Inc. *	41,779	1,919

EMCOR Group, Inc.	74,110	5,416

Granite Construction, Inc.	61,787	2,666

KBR, Inc.	186,603	3,562

MasTec, Inc. *	81,519	3,921
		23,615

Forest & Paper Products – 0.2%

Domtar Corp.	83,286	4,135

Gaming, Lodging & Restaurants – 3.7%

Boyd Gaming Corp.	105,778	2,894

Brinker International, Inc.	49,645	2,203

Caesars Entertainment Corp. *	771,901	6,708

Cheesecake Factory (The), Inc.	55,351	2,708

Churchill Downs, Inc.	46,934	4,236

Cracker Barrel Old Country Store, Inc.	31,827	5,144

Domino’s Pizza, Inc.	54,336	14,024

Dunkin’ Brands Group, Inc.	109,414	8,217

Eldorado Resorts, Inc. *	86,119	4,021

Jack in the Box, Inc.	34,160	2,769

Marriott Vacations Worldwide Corp.	52,076	4,869

Papa John’s International, Inc.	29,864	1,581

Penn National Gaming, Inc. *	140,765	2,829

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Gaming, Lodging & Restaurants – 3.7% – continued

Scientific Games Corp. *	72,716	$1,485

Texas Roadhouse, Inc.	88,266	5,489

Wendy’s (The) Co.	240,790	4,308

Wyndham Destinations, Inc.	125,055	5,064

Wyndham Hotels & Resorts, Inc.	129,607	6,479
		85,028

Hardware – 2.3%

ARRIS International PLC *	216,681	6,849

Ciena Corp. *	190,420	7,110

InterDigital, Inc.	43,161	2,848

Lumentum Holdings, Inc. *	100,751	5,697

NCR Corp. *	157,461	4,297

NetScout Systems, Inc. *	92,786	2,605

Pitney Bowes, Inc.	249,117	1,711

Plantronics, Inc.	43,572	2,009

ViaSat, Inc. *	75,266	5,833

Zebra Technologies Corp., Class A *	71,325	14,945
		53,904

Health Care Facilities & Services – 3.4%

Acadia Healthcare Co., Inc. *	117,100	3,432

Amedisys, Inc. *	38,562	4,753

Catalent, Inc. *	192,837	7,827

Charles River Laboratories International, Inc. *	63,856	9,275

Chemed Corp.	21,136	6,765

Encompass Health Corp.	130,716	7,634

HealthEquity, Inc. *	71,860	5,316

MEDNAX, Inc. *	116,359	3,162

Molina Healthcare, Inc. *	82,692	11,739

Patterson Cos., Inc.	109,783	2,399

PRA Health Sciences, Inc. *	78,094	8,613

Syneos Health, Inc. *	80,645	4,174

Tenet Healthcare Corp. *	110,090	3,175
		78,264

Home & Office Products – 1.7%

Herman Miller, Inc.	78,047	2,746

HNI Corp.	57,556	2,089

KB Home	112,015	2,707

NVR, Inc. *	4,501	12,454

Scotts Miracle-Gro (The) Co.	52,031	4,089

Tempur Sealy International, Inc. *	60,768	3,504

Toll Brothers, Inc.	177,629	6,430

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Home & Office Products – 1.7% – continued

TRI Pointe Group, Inc. *	187,530	$2,370

Tupperware Brands Corp.	64,418	1,648
		38,037

Industrial Services – 0.5%

MSC Industrial Direct Co., Inc., Class A	59,775	4,944

Watsco, Inc.	42,551	6,094
		11,038

Institutional Financial Services – 0.8%

Evercore, Inc., Class A	54,271	4,939

Interactive Brokers Group, Inc., Class A	99,414	5,157

SEI Investments Co.	170,922	8,931
		19,027

Insurance – 4.2%

Alleghany Corp. *	19,151	11,728

American Financial Group, Inc.	93,399	8,986

Brown & Brown, Inc.	307,357	9,070

CNO Financial Group, Inc.	212,740	3,442

Genworth Financial, Inc., Class A *	663,025	2,539

Hanover Insurance Group (The), Inc.	53,709	6,132

Kemper Corp.	80,593	6,136

Mercury General Corp.	36,208	1,813

Old Republic International Corp.	376,755	7,882

Primerica, Inc.	56,375	6,886

Reinsurance Group of America, Inc.	83,157	11,807

RenaissanceRe Holdings Ltd.	55,872	8,018

W.R. Berkley Corp.	127,614	10,811
		95,250

Iron & Steel – 1.5%

Allegheny Technologies, Inc. *	166,347	4,253

Carpenter Technology Corp.	62,697	2,875

Commercial Metals Co.	156,172	2,667

Reliance Steel & Aluminum Co.	88,763	8,012

Steel Dynamics, Inc.	303,849	10,717

United States Steel Corp.	229,241	4,468

Worthington Industries, Inc.	51,975	1,940
		34,932

Leisure Products – 0.7%

Brunswick Corp.	115,226	5,799

Polaris Industries, Inc.	75,866	6,405

Thor Industries, Inc.	69,259	4,320
		16,524

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Machinery – 4.3%

AGCO Corp.	85,088	$5,918

Colfax Corp. *	125,810	3,734

Crane Co.	67,265	5,692

Curtiss-Wright Corp.	56,647	6,420

Graco, Inc.	218,848	10,837

IDEX Corp.	100,352	15,228

ITT, Inc.	115,712	6,711

Kennametal, Inc.	108,854	4,000

Lincoln Electric Holdings, Inc.	83,720	7,022

Nordson Corp.	68,309	9,052

Oshkosh Corp.	92,734	6,967

Regal Beloit Corp.	56,649	4,638

Terex Corp.	82,004	2,635

Toro (The) Co.	140,516	9,673
		98,527

Manufactured Goods – 0.3%

Timken (The) Co.	90,269	3,937

Valmont Industries, Inc.	29,037	3,778
		7,715

Media – 1.6%

AMC Networks, Inc., Class A *	59,204	3,360

Cable One, Inc.	6,569	6,447

Cars.com, Inc. *	81,358	1,855

John Wiley & Sons, Inc., Class A	59,875	2,648

Meredith Corp.	52,925	2,925

New York Times (The) Co., Class A	188,001	6,176

TEGNA, Inc.	285,651	4,028

World Wrestling Entertainment, Inc., Class A	57,911	5,025

Yelp, Inc. *	99,952	3,448
		35,912

Medical Equipment & Devices – 4.4%

Avanos Medical, Inc. *	62,815	2,681

Bio-Rad Laboratories, Inc., Class A *	26,663	8,150

Bio-Techne Corp.	50,005	9,928

Cantel Medical Corp.	48,057	3,215

Globus Medical, Inc., Class A *	100,809	4,981

Haemonetics Corp. *	67,530	5,907

Hill-Rom Holdings, Inc.	88,267	9,344

ICU Medical, Inc. *	21,985	5,262

Inogen, Inc. *	23,682	2,259

Integra LifeSciences Holdings Corp. *	93,666	5,219

LivaNova PLC *	64,461	6,269

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Medical Equipment & Devices – 4.4% – continued

Masimo Corp. *	64,771	$8,957

NuVasive, Inc. *	68,365	3,882

STERIS PLC *	112,000	14,339

West Pharmaceutical Services, Inc.	98,224	10,824
		101,217

Metals & Mining – 0.4%

Compass Minerals International, Inc.	45,016	2,447

Royal Gold, Inc.	86,732	7,887
		10,334

Oil, Gas & Coal – 3.9%

Apergy Corp. *	102,371	4,203

Callon Petroleum Co. *	302,902	2,287

Chesapeake Energy Corp. *	1,382,274	4,285

CNX Resources Corp. *	262,381	2,826

Core Laboratories N.V.	58,626	4,041

Ensco PLC, Class A	578,691	2,274

EQT Corp.	337,268	6,995

Equitrans Midstream Corp.	269,238	5,864

Matador Resources Co. *	137,025	2,649

McDermott International, Inc. *	239,636	1,783

Murphy Oil Corp.	215,254	6,307

Murphy USA, Inc. *	39,705	3,400

NOW, Inc. *	143,556	2,004

Oasis Petroleum, Inc. *	358,127	2,163

Oceaneering International, Inc. *	130,750	2,062

Patterson-UTI Energy, Inc.	282,727	3,964

PBF Energy, Inc., Class A	158,620	4,939

QEP Resources, Inc. *	312,796	2,437

Range Resources Corp.	274,804	3,089

Rowan Cos. PLC, Class A *	169,073	1,824

SM Energy Co.	137,613	2,407

Southwestern Energy Co. *	716,281	3,359

Transocean Ltd. *	670,268	5,838

TravelCenters of America LLC - (Fractional Shares) (1)*	80,000	–

World Fuel Services Corp.	89,142	2,575

WPX Energy, Inc. *	522,996	6,857
		90,432

Passenger Transportation – 0.3%

JetBlue Airways Corp. *	405,840	6,640

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Real Estate – 0.5%

Jones Lang LaSalle, Inc.	60,395	$9,312

Realogy Holdings Corp.	150,797	1,719
		11,031

Real Estate Investment Trusts – 9.3%

Alexander & Baldwin, Inc.	90,333	2,298

American Campus Communities, Inc.	181,411	8,631

Brixmor Property Group, Inc.	395,311	7,262

Camden Property Trust	127,932	12,985

CoreCivic, Inc.	157,066	3,055

CoreSite Realty Corp.	48,598	5,201

Corporate Office Properties Trust	145,931	3,984

Cousins Properties, Inc.	556,544	5,376

CyrusOne, Inc.	143,331	7,516

Douglas Emmett, Inc.	214,105	8,654

EPR Properties	99,162	7,626

First Industrial Realty Trust, Inc.	167,587	5,926

GEO Group (The), Inc.	159,785	3,068

Healthcare Realty Trust, Inc.	165,853	5,325

Highwoods Properties, Inc.	137,091	6,413

Hospitality Properties Trust	217,664	5,727

JBG SMITH Properties	146,072	6,040

Kilroy Realty Corp.	133,670	10,154

Lamar Advertising Co., Class A	112,743	8,936

Liberty Property Trust	195,876	9,484

Life Storage, Inc.	61,733	6,005

Mack-Cali Realty Corp.	119,529	2,653

Medical Properties Trust, Inc.	504,466	9,338

National Retail Properties, Inc.	213,966	11,852

Omega Healthcare Investors, Inc.	270,375	10,315

Pebblebrook Hotel Trust	172,792	5,367

PotlatchDeltic Corp.	89,821	3,394

Rayonier, Inc.	171,413	5,403

Rayonier, Inc. – (Fractional Shares) (1)	50,000	–

Sabra Health Care REIT, Inc.	236,044	4,596

Senior Housing Properties Trust	314,638	3,706

Tanger Factory Outlet Centers, Inc.	124,478	2,612

Taubman Centers, Inc.	80,896	4,278

Uniti Group, Inc.	238,600	2,670

Urban Edge Properties	151,270	2,874

Weingarten Realty Investors	158,294	4,649
		213,373

Recreational Facilities & Services – 1.0%

Cinemark Holdings, Inc.	141,020	5,639

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Recreational Facilities & Services – 1.0% – continued

International Speedway Corp., Class A	31,716	$1,384

Live Nation Entertainment, Inc. *	183,116	11,635

Six Flags Entertainment Corp.	94,613	4,669
		23,327

Renewable Energy – 0.4%

EnerSys	56,993	3,714

First Solar, Inc. *	99,993	5,283
		8,997

Retail – Consumer Staples – 1.1%

Casey’s General Stores, Inc.	48,455	6,240

Five Below, Inc. *	73,822	9,173

Ollie’s Bargain Outlet Holdings, Inc. *	68,245	5,823

Sprouts Farmers Market, Inc. *	164,268	3,538
		24,774

Retail – Discretionary –1.5%

American Eagle Outfitters, Inc.	221,877	4,919

AutoNation, Inc. *	76,279	2,725

Avis Budget Group, Inc. *	84,250	2,937

Bed Bath & Beyond, Inc.	181,946	3,091

Dick’s Sporting Goods, Inc.	97,638	3,594

Dillard’s, Inc., Class A	24,636	1,774

Michaels (The) Cos., Inc. *	118,936	1,358

Sally Beauty Holdings, Inc. *	159,559	2,938

Signet Jewelers Ltd.	68,714	1,866

Urban Outfitters, Inc. *	99,725	2,956

Williams-Sonoma, Inc.	106,108	5,971
		34,129

Semiconductors – 3.2%

Cirrus Logic, Inc. *	78,296	3,294

Coherent, Inc. *	32,207	4,564

Cree, Inc. *	136,664	7,820

Cypress Semiconductor Corp.	481,773	7,188

Integrated Device Technology, Inc. *	170,855	8,370

MKS Instruments, Inc.	71,756	6,677

Monolithic Power Systems, Inc.	52,279	7,083

Silicon Laboratories, Inc. *	57,055	4,614

Synaptics, Inc. *	45,543	1,810

Teradyne, Inc.	229,885	9,159

Universal Display Corp.	56,136	8,580

Vishay Intertechnology, Inc.	175,027	3,233
		72,392

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Software – 3.9%

ACI Worldwide, Inc. *	153,793	$5,055

Allscripts Healthcare Solutions, Inc. *	226,847	2,164

Blackbaud, Inc.	64,310	5,127

CDK Global, Inc.	165,131	9,713

CommVault Systems, Inc. *	51,052	3,305

Covetrus, Inc. *	126,599	4,032

j2 Global, Inc.	61,333	5,312

LogMeIn, Inc.	67,319	5,392

Manhattan Associates, Inc. *	86,081	4,744

PTC, Inc. *	141,365	13,031

Teradata Corp. *	155,325	6,780

Tyler Technologies, Inc. *	50,709	10,365

Ultimate Software Group (The), Inc. *	41,949	13,849
		88,869

Specialty Finance – 1.8%

Deluxe Corp.	57,804	2,527

First American Financial Corp.	147,570	7,600

GATX Corp.	48,454	3,701

Green Dot Corp., Class A *	63,057	3,825

LendingTree, Inc. *	9,853	3,464

Navient Corp.	288,019	3,332

SLM Corp.	578,343	5,731

WEX, Inc. *	57,076	10,958
		41,138

Technology Services – 4.0%

CACI International, Inc., Class A *	32,922	5,992

CoreLogic, Inc. *	106,043	3,951

FactSet Research Systems, Inc.	50,363	12,504

Fair Isaac Corp. *	38,495	10,456

Leidos Holdings, Inc.	193,527	12,403

LiveRamp Holdings, Inc. *	90,341	4,930

MarketAxess Holdings, Inc.	49,896	12,278

MAXIMUS, Inc.	84,473	5,996

Medidata Solutions, Inc. *	82,462	6,040

Perspecta, Inc.	186,220	3,765

Sabre Corp.	364,641	7,800

Science Applications International Corp.	67,380	5,185
		91,300

Telecom – 0.2%

Telephone & Data Systems, Inc.	124,100	3,814

Transportation & Logistics – 2.2%

Genesee & Wyoming, Inc., Class A *	74,520	6,494

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.8% – continued

Transportation & Logistics – 2.2% – continued

Kirby Corp. *	71,343	$5,359

Knight-Swift Transportation Holdings, Inc.	164,918	5,390

Landstar System, Inc.	53,098	5,808

Old Dominion Freight Line, Inc.	85,944	12,409

Ryder System, Inc.	70,307	4,358

Werner Enterprises, Inc.	58,034	1,982

XPO Logistics, Inc. *	144,568	7,769
		49,569

Transportation Equipment – 0.2%

Trinity Industries, Inc.	176,536	3,836

Utilities – 4.2%

ALLETE, Inc.	68,204	5,609

Aqua America, Inc.	235,848	8,594

Black Hills Corp.	71,504	5,296

Hawaiian Electric Industries, Inc.	144,222	5,880

IDACORP, Inc.	66,703	6,640

National Fuel Gas Co.	114,226	6,963

New Jersey Resources Corp.	117,513	5,851

NorthWestern Corp.	66,658	4,693

OGE Energy Corp.	264,441	11,403

ONE Gas, Inc.	69,602	6,197

PNM Resources, Inc.	105,450	4,992

Southwest Gas Holdings, Inc.	70,270	5,780

Spire, Inc.	67,175	5,528

UGI Corp.	230,172	12,756
		96,182

Waste & Environment Services & Equipment – 0.8%

Clean Harbors, Inc. *	67,291	4,813

Donaldson Co., Inc.	169,326	8,476

Stericycle, Inc. *	112,877	6,143
		19,432
Total Common Stocks
(Cost $1,764,540)		2,221,824

INVESTMENT COMPANIES – 3.1%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (2)(3)	70,848,843	70,849
Total Investment Companies
(Cost $70,849)		70,849

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 2.45%, 7/18/19 (4)(5)	$4,255	$4,225
Total Short-Term Investments
(Cost $4,224)		4,225

Total Investments – 100.1%
(Cost $1,839,613)		2,296,898

Liabilities less Other Assets – (0.1%)		(2,162)
NET ASSETS – 100.0%		$2,294,736

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2019 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P MidCap 400 (United States Dollar)	425	$80,793	Long	6/19	$1,118

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	2.6%
Consumer Discretionary	11.9
Consumer Staples	2.8
Energy	3.8
Financials	16.0
Health Care	9.7
Industrials	15.3
Information Technology	16.3
Materials	6.9
Real Estate	10.1
Utilities	4.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks(1)	$2,221,824	$–	$–	$2,221,824
Investment Companies	70,849	–	–	70,849
Short-Term Investments	–	4,225	–	4,225
Total Investments	$2,292,673	$4,225	$–	$2,296,898

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 1,118	$–	$–	$ 1,118

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace & Defense – 1.3%

AAR Corp.	18,525	$602

Aerojet Rocketdyne Holdings, Inc. *	41,259	1,466

Aerovironment, Inc. *	11,983	820

American Outdoor Brands Corp. *	30,397	284

Astronics Corp. *	12,095	396

Axon Enterprise, Inc. *	32,519	1,769

Barnes Group, Inc.	27,211	1,399

Ducommun, Inc. *	6,027	262

Moog, Inc., Class A	18,144	1,578

MSA Safety, Inc.	19,333	1,999

National Presto Industries, Inc.	2,871	312

Sturm Ruger & Co., Inc.	9,460	501

Triumph Group, Inc.	27,418	523

Wesco Aircraft Holdings, Inc. *	31,094	273

Woodward, Inc.	30,412	2,886
		15,070

Apparel & Textile Products – 0.8%

Crocs, Inc. *	37,797	973

Culp, Inc.	6,082	117

Deckers Outdoor Corp. *	16,587	2,438

Fossil Group, Inc. *	25,820	354

Movado Group, Inc.	9,055	330

Oxford Industries, Inc.	9,452	712

Rocky Brands, Inc.	3,754	90

Steven Madden Ltd.	49,644	1,680

Superior Group of Cos., Inc.	5,173	86

Unifi, Inc. *	8,842	171

Weyco Group, Inc.	3,592	111

Wolverine World Wide, Inc.	52,339	1,870
		8,932

Asset Management – 1.1%

Artisan Partners Asset Management, Inc., Class A	27,178	684

Ashford, Inc. *	309	17

Associated Capital Group, Inc., Class A	1,403	56

B. Riley Financial, Inc.	11,701	195

Blucora, Inc. *	26,851	896

Boston Private Financial Holdings, Inc.	47,178	517

BrightSphere Investment Group PLC	45,533	617

Cohen & Steers, Inc.	12,625	534

Columbia Financial, Inc. *	27,942	438

Community Bankers Trust Corp.	11,952	88

Diamond Hill Investment Group, Inc.	1,881	263

Federated Investors, Inc., Class B	54,810	1,606

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Asset Management – 1.1% – continued

Focus Financial Partners, Inc., Class A *	15,074	$537

GAMCO Investors, Inc., Class A	2,669	55

Hamilton Lane, Inc., Class A	9,450	412

Kennedy-Wilson Holdings, Inc.	70,798	1,514

Ladenburg Thalmann Financial Services, Inc.	58,047	164

Oppenheimer Holdings, Inc., Class A	5,405	141

PDL Community Bancorp *	4,680	65

Pzena Investment Management, Inc., Class A	10,196	83

Safeguard Scientifics, Inc. *	10,859	118

Siebert Financial Corp. *	4,497	53

Silvercrest Asset Management Group, Inc., Class A	4,550	65

Stifel Financial Corp.	39,298	2,073

Virtus Investment Partners, Inc.	3,880	379

Waddell & Reed Financial, Inc., Class A	42,733	739

Westwood Holdings Group, Inc.	4,589	162

WisdomTree Investments, Inc.	66,167	467
		12,938

Automotive – 0.7%

Altra Industrial Motion Corp.	33,958	1,055

American Axle & Manufacturing Holdings, Inc. *	62,939	901

Cooper Tire & Rubber Co.	28,985	866

Cooper-Standard Holdings, Inc. *	9,949	467

Dana, Inc.	83,302	1,478

Gentherm, Inc. *	19,629	724

Methode Electronics, Inc.	20,375	586

Miller Industries, Inc.	6,137	189

Modine Manufacturing Co. *	27,877	387

Motorcar Parts of America, Inc. *	10,713	202

Standard Motor Products, Inc.	12,144	596

Superior Industries International, Inc.	14,745	70

Tenneco, Inc., Class A	28,718	636

Tower International, Inc.	11,386	240
		8,397

Banking – 9.9%

1st Constitution Bancorp	3,989	71

1st Source Corp.	8,898	400

ACNB Corp.	3,804	141

Allegiance Bancshares, Inc. *	6,537	220

Amalgamated Bank, Class A	6,900	108

American National Bankshares, Inc.	4,593	160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

Ameris Bancorp	23,959	$823

Ames National Corp.	4,696	129

Arrow Financial Corp.	6,839	225

Atlantic Capital Bancshares, Inc. *	13,877	247

Auburn National Bancorporation, Inc.	1,438	57

Axos Financial, Inc. *	33,042	957

Banc of California, Inc.	24,790	343

BancFirst Corp.	10,137	529

Banco Latinoamericano de Comercio Exterior S.A.	17,450	348

Bancorp (The), Inc. *	28,560	231

BancorpSouth Bank	53,703	1,516

Bank of Commerce Holdings	8,623	91

Bank of Marin Bancorp	7,827	318

Bank of NT Butterfield & Son (The) Ltd.	31,812	1,141

Bank of Princeton (The)	3,182	101

Bank7 Corp. *	2,020	35

BankFinancial Corp.	7,425	110

Bankwell Financial Group, Inc.	3,495	102

Banner Corp.	18,129	982

Bar Harbor Bankshares	8,657	224

Baycom Corp. *	5,763	130

BCB Bancorp, Inc.	7,657	103

Berkshire Hills Bancorp, Inc.	22,998	626

Blue Hills Bancorp, Inc.	13,073	312

Bridge Bancorp, Inc.	9,321	273

Bridgewater Bancshares, Inc. *	12,673	131

Brookline Bancorp, Inc.	44,663	643

Bryn Mawr Bank Corp.	11,241	406

Business First Bancshares, Inc.	5,929	146

Byline Bancorp, Inc. *	9,296	172

C&F Financial Corp.	1,933	98

Cadence BanCorp	68,063	1,263

Cambridge Bancorp	2,047	170

Camden National Corp.	8,740	365

Capital Bancorp, Inc. *	3,730	43

Capital City Bank Group, Inc.	6,574	143

Capitol Federal Financial, Inc.	74,689	997

Capstar Financial Holdings, Inc.	4,453	64

Carolina Financial Corp.	11,968	414

Cathay General Bancorp	43,879	1,488

CB Financial Services, Inc.	2,845	68

CBTX, Inc.	10,114	328

CenterState Bank Corp.	52,269	1,245

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

Central Pacific Financial Corp.	16,081	$464

Central Valley Community Bancorp	6,489	127

Century Bancorp, Inc., Class A	1,612	118

Chemical Financial Corp.	40,425	1,664

Chemung Financial Corp.	1,888	89

Citizens & Northern Corp.	6,709	168

City Holding Co.	8,954	682

Civista Bancshares, Inc.	7,776	170

CNB Financial Corp.	8,184	207

Coastal Financial Corp. *	3,753	64

Codorus Valley Bancorp, Inc.	5,348	114

Columbia Banking System, Inc.	41,434	1,354

Community Bank System, Inc.	28,528	1,705

Community Financial (The) Corp.	2,627	75

Community Trust Bancorp, Inc.	8,725	358

ConnectOne Bancorp, Inc.	17,415	343

County Bancorp, Inc.	2,912	51

Customers Bancorp, Inc. *	16,273	298

CVB Financial Corp.	63,520	1,337

Dime Community Bancshares, Inc.	17,800	333

Eagle Bancorp, Inc. *	18,027	905

Entegra Financial Corp. *	3,915	88

Enterprise Bancorp, Inc.	5,323	153

Enterprise Financial Services Corp.	12,802	522

Equity Bancshares, Inc., Class A *	7,644	220

Esquire Financial Holdings, Inc. *	3,170	72

ESSA Bancorp, Inc.	5,341	82

Evans Bancorp, Inc.	2,571	92

Farmers & Merchants Bancorp, Inc.	5,267	159

Farmers National Banc Corp.	14,548	201

FB Financial Corp.	9,195	292

Fidelity D&D Bancorp, Inc.	1,548	92

Fidelity Southern Corp.	12,556	344

Financial Institutions, Inc.	8,591	234

First Bancorp	16,496	573

First BanCorp	121,013	1,387

First BanCorp, Inc.	5,881	147

First Bancshares (The), Inc.	6,885	213

First Bank	9,100	105

First Busey Corp.	24,774	604

First Business Financial Services, Inc.	4,473	90

First Choice Bancorp	4,912	106

First Commonwealth Financial Corp.	55,901	704

First Community Bankshares, Inc.	8,957	297

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

First Community Corp.	3,911	$75

First Defiance Financial Corp.	11,461	329

First Financial Bancorp	54,486	1,311

First Financial Bankshares, Inc.	36,917	2,133

First Financial Corp.	6,834	287

First Financial Northwest, Inc.	4,695	74

First Foundation, Inc.	21,880	297

First Guaranty Bancshares, Inc.	2,644	54

First Internet Bancorp	5,318	103

First Interstate BancSystem, Inc., Class A	18,644	742

First Merchants Corp.	28,235	1,040

First Mid-Illinois Bancshares, Inc.	7,247	241

First Midwest Bancorp, Inc.	60,281	1,233

First Northwest Bancorp	5,264	82

First of Long Island (The) Corp.	13,898	305

First Savings Financial Group, Inc.	1,110	60

First United Corp.	3,614	62

Flushing Financial Corp.	15,362	337

Franklin Financial Network, Inc.	7,178	208

FS Bancorp, Inc.	2,205	111

Fulton Financial Corp.	94,907	1,469

FVCBankcorp, Inc. *	1,089	18

German American Bancorp, Inc.	13,009	382

Glacier Bancorp, Inc.	48,262	1,934

Great Southern Bancorp, Inc.	6,256	325

Great Western Bancorp, Inc.	32,656	1,032

Greene County Bancorp, Inc.	1,843	56

Guaranty Bancshares, Inc.	4,345	127

Hancock Whitney Corp.	48,319	1,952

Hanmi Financial Corp.	17,352	369

HarborOne Bancorp, Inc. *	8,226	142

Heartland Financial USA, Inc.	16,624	709

Heritage Commerce Corp.	22,851	277

Heritage Financial Corp.	20,956	632

Hilltop Holdings, Inc.	40,589	741

Hingham Institution for Savings	761	131

Home Bancorp, Inc.	4,493	149

Home BancShares, Inc.	89,310	1,569

HomeStreet, Inc. *	13,928	367

HomeTrust Bancshares, Inc.	9,486	239

Hope Bancorp, Inc.	69,290	906

Horizon Bancorp, Inc.	20,707	333

Howard Bancorp, Inc. *	7,252	107

IBERIABANK Corp.	31,573	2,264

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

Independent Bank Corp.	15,773	$1,278

Independent Bank Corp. (Berlin Exchange)	12,009	258

Independent Bank Group, Inc.	18,609	954

International Bancshares Corp.	31,370	1,193

Investar Holding Corp.	5,078	115

Investors Bancorp, Inc.	135,223	1,602

Kearny Financial Corp.	50,130	645

Lakeland Bancorp, Inc.	25,526	381

Lakeland Financial Corp.	13,768	623

LCNB Corp.	5,276	90

LegacyTexas Financial Group, Inc.	27,187	1,017

Level One Bancorp, Inc.	3,033	71

Live Oak Bancshares, Inc.	14,340	210

Luther Burbank Corp.	12,024	121

Macatawa Bank Corp.	14,869	148

Malvern Bancorp, Inc. *	4,443	89

MBT Financial Corp.	9,721	97

Mercantile Bank Corp.	9,211	301

Merchants Bancorp	9,295	200

Meridian Bancorp, Inc.	27,392	430

Metropolitan Bank Holding Corp. *	3,651	127

Mid Penn Bancorp, Inc.	2,499	61

Middlefield Banc Corp.	1,679	69

Midland States Bancorp, Inc.	12,014	289

MidSouth Bancorp, Inc.	8,103	92

MidWestOne Financial Group, Inc.	6,473	176

MutualFirst Financial, Inc.	3,345	100

MVB Financial Corp.	4,617	70

National Bank Holdings Corp., Class A	16,475	548

National Bankshares, Inc.	3,922	168

National Commerce Corp. *	10,051	394

NBT Bancorp, Inc.	24,115	868

Nicolet Bankshares, Inc. *	4,460	266

Northeast Bancorp	4,472	92

Northfield Bancorp, Inc.	24,749	344

Northrim BanCorp, Inc.	3,758	129

Northwest Bancshares, Inc.	54,048	917

Norwood Financial Corp.	3,230	100

Oak Valley Bancorp	4,218	74

OceanFirst Financial Corp.	26,721	643

Oconee Federal Financial Corp.	1,141	30

OFG Bancorp	24,519	485

Ohio Valley Banc Corp.	2,182	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

Old Line Bancshares, Inc.	8,876	$221

Old National Bancorp	85,583	1,404

Old Second Bancorp, Inc.	16,697	210

OP Bancorp	7,550	66

Opus Bank	11,288	224

Origin Bancorp, Inc.	9,857	336

Oritani Financial Corp.	21,511	358

Orrstown Financial Services, Inc.	4,448	83

Pacific City Financial Corp.	6,432	112

Pacific Mercantile Bancorp *	9,246	70

Pacific Premier Bancorp, Inc.	25,723	682

Park National Corp.	7,762	735

Parke Bancorp, Inc.	3,881	81

PCSB Financial Corp.	9,276	182

Peapack Gladstone Financial Corp.	10,458	274

Penns Woods Bancorp, Inc.	2,533	104

Peoples Bancorp of North Carolina, Inc.	2,435	65

Peoples Bancorp, Inc.	9,861	305

Peoples Financial Services Corp.	3,836	174

People’s Utah Bancorp	8,776	231

Preferred Bank	8,002	360

Premier Financial Bancorp, Inc.	6,428	101

Provident Bancorp, Inc. *	2,311	52

Provident Financial Services, Inc.	34,802	901

Prudential Bancorp, Inc.	5,103	89

QCR Holdings, Inc.	7,337	249

RBB Bancorp	7,761	146

Reliant Bancorp, Inc.	5,725	128

Renasant Corp.	27,267	923

Republic Bancorp, Inc., Class A	5,423	243

Republic First Bancorp, Inc. *	24,569	129

Riverview Bancorp, Inc.	11,994	88

S&T Bancorp, Inc.	19,443	769

Sandy Spring Bancorp, Inc.	19,884	622

SB One Bancorp	3,910	85

Seacoast Banking Corp. of Florida *	25,953	684

Select Bancorp, Inc. *	9,029	103

ServisFirst Bancshares, Inc.	26,285	887

Shore Bancshares, Inc.	6,865	102

SI Financial Group, Inc.	6,021	78

Sierra Bancorp	7,803	190

Simmons First National Corp., Class A	51,670	1,265

SmartFinancial, Inc. *	6,357	120

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Banking – 9.9% – continued

South State Corp.	20,298	$1,387

Southern First Bancshares, Inc. *	3,987	135

Southern Missouri Bancorp, Inc.	4,210	130

Southern National Bancorp of Virginia, Inc.	11,165	164

Southside Bancshares, Inc.	18,206	605

Spirit of Texas Bancshares, Inc. *	5,881	125

Sterling Bancorp, Inc.	12,926	131

Stock Yards Bancorp, Inc.	12,154	411

Summit Financial Group, Inc.	6,438	171

Territorial Bancorp, Inc.	4,125	111

Timberland Bancorp, Inc.	4,251	119

Tompkins Financial Corp.	8,432	641

Towne Bank	37,415	926

TriCo Bancshares	14,560	572

TriState Capital Holdings, Inc. *	14,113	288

Triumph Bancorp, Inc. *	14,179	417

TrustCo Bank Corp. NY	52,479	407

Trustmark Corp.	37,258	1,253

UMB Financial Corp.	25,783	1,651

Union Bankshares Corp.	43,782	1,415

Union Bankshares, Inc.	2,348	106

United Bankshares, Inc.	56,062	2,032

United Community Banks, Inc.	44,367	1,106

United Community Financial Corp.	27,379	256

United Financial Bancorp, Inc.	28,705	412

United Security Bancshares	8,001	85

Unity Bancorp, Inc.	4,284	81

Univest Financial Corp.	16,194	396

Valley National Bancorp	183,013	1,753

Veritex Holdings, Inc.	24,883	603

Washington Federal, Inc.	46,121	1,332

Washington Trust Bancorp, Inc.	8,496	409

Waterstone Financial, Inc.	14,321	236

WesBanco, Inc.	29,692	1,180

West Bancorporation, Inc.	9,003	186

Westamerica Bancorporation	14,567	900

Western New England Bancorp, Inc.	14,626	135

WSFS Financial Corp.	28,671	1,107
		115,503

Biotechnology & Pharmaceuticals – 8.4%

Abeona Therapeutics, Inc. *	17,308	127

ACADIA Pharmaceuticals, Inc. *	64,291	1,726

Acceleron Pharma, Inc. *	24,767	1,153

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Achaogen, Inc. *	19,023	$9

Achillion Pharmaceuticals, Inc. *	78,522	232

Aclaris Therapeutics, Inc. *	19,381	116

Acorda Therapeutics, Inc. *	24,639	327

Adamas Pharmaceuticals, Inc. *	12,220	87

ADMA Biologics, Inc. *	11,482	44

Aduro Biotech, Inc. *	35,621	142

Adverum Biotechnologies, Inc. *	30,120	158

Aeglea BioTherapeutics, Inc. *	11,144	90

Aerie Pharmaceuticals, Inc. *	20,090	954

Agenus, Inc. *	53,637	159

AgeX Therapeutics, Inc. *	5,527	22

Aimmune Therapeutics, Inc. *	24,744	553

Akcea Therapeutics, Inc. *	7,397	210

Akebia Therapeutics, Inc. *	48,184	395

Akorn, Inc. *	52,977	186

Albireo Pharma, Inc. *	5,094	164

Alder Biopharmaceuticals, Inc. *	32,592	445

Aldeyra Therapeutics, Inc. *	12,307	111

Alector, Inc. *	3,226	60

Allakos, Inc. *	8,078	327

Allena Pharmaceuticals, Inc. *	7,025	49

Allogene Therapeutics, Inc. *	12,586	364

AMAG Pharmaceuticals, Inc. *	19,581	252

Amicus Therapeutics, Inc. *	106,969	1,455

Amneal Pharmaceuticals, Inc. *	49,065	695

Amphastar Pharmaceuticals, Inc. *	20,068	410

Ampio Pharmaceuticals, Inc. *	48,040	27

AnaptysBio, Inc. *	11,924	871

ANI Pharmaceuticals, Inc. *	4,590	324

Anika Therapeutics, Inc. *	7,827	237

Antares Pharma, Inc. *	82,439	250

Apellis Pharmaceuticals, Inc. *	20,765	405

Aptinyx, Inc. *	7,389	30

Aquestive Therapeutics, Inc. *	6,508	45

Aratana Therapeutics, Inc. *	25,972	94

Arbutus Biopharma Corp. *	19,044	68

Arcus Biosciences, Inc. *	17,438	218

Ardelyx, Inc. *	25,879	72

Arena Pharmaceuticals, Inc. *	28,035	1,257

ArQule, Inc. *	61,043	292

Array BioPharma, Inc. *	119,972	2,925

Arrowhead Pharmaceuticals, Inc. *	53,237	977

Arvinas, Inc. *	4,546	67

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Assembly Biosciences, Inc. *	12,119	$239

Assertio Therapeutics, Inc. *	32,588	165

Atara Biotherapeutics, Inc. *	23,702	942

Athenex, Inc. *	24,943	306

Athersys, Inc. *	64,155	96

Audentes Therapeutics, Inc. *	21,027	820

AVEO Pharmaceuticals, Inc. *	61,587	51

Avid Bioservices, Inc. *	28,737	122

Avrobio, Inc. *	7,273	160

Bellicum Pharmaceuticals, Inc. *	24,130	81

BioCryst Pharmaceuticals, Inc. *	61,682	502

Biohaven Pharmaceutical Holding Co. Ltd. *	17,748	914

BioSpecifics Technologies Corp. *	3,274	204

BioTime, Inc. *	65,105	85

Blueprint Medicines Corp. *	23,417	1,875

Calithera Biosciences, Inc. *	18,960	128

Cambrex Corp. *	18,882	734

Cara Therapeutics, Inc. *	18,712	367

CASI Pharmaceuticals, Inc. *	28,062	81

Catalyst Biosciences, Inc. *	7,200	58

Catalyst Pharmaceuticals, Inc. *	54,238	277

ChemoCentryx, Inc. *	12,934	180

Chimerix, Inc. *	26,086	55

ChromaDex Corp. *	20,668	87

Clearside Biomedical, Inc. *	16,938	23

Clovis Oncology, Inc. *	26,931	668

Cohbar, Inc. *	13,526	44

Coherus Biosciences, Inc. *	29,079	397

Collegium Pharmaceutical, Inc. *	16,793	254

Concert Pharmaceuticals, Inc. *	12,151	147

Constellation Pharmaceuticals, Inc. *	5,815	79

Corbus Pharmaceuticals Holdings, Inc. *	31,313	218

Corcept Therapeutics, Inc. *	55,855	656

Corvus Pharmaceuticals, Inc. *	8,409	34

Crinetics Pharmaceuticals, Inc. *	4,899	112

CTI BioPharma Corp. *	30,959	30

Cue Biopharma, Inc. *	10,712	83

Cymabay Therapeutics, Inc. *	33,454	444

Cytokinetics, Inc. *	25,503	206

CytomX Therapeutics, Inc. *	25,418	273

Deciphera Pharmaceuticals, Inc. *	5,185	120

Denali Therapeutics, Inc. *	25,759	598

Dermira, Inc. *	19,115	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Dicerna Pharmaceuticals, Inc. *	30,403	$445

Dova Pharmaceuticals, Inc. *	7,135	63

Durect Corp. *	94,964	59

Dynavax Technologies Corp. *	35,859	262

Eagle Pharmaceuticals, Inc. *	6,064	306

Editas Medicine, Inc. *	26,025	636

Eidos Therapeutics, Inc. *	9,231	216

ElectroCore, Inc. *	7,001	49

Eloxx Pharmaceuticals, Inc. *	13,018	152

Emergent BioSolutions, Inc. *	25,895	1,308

Enanta Pharmaceuticals, Inc. *	9,491	907

Endo International PLC *	127,681	1,025

Epizyme, Inc. *	34,173	423

Equillium, Inc. *	3,025	24

Esperion Therapeutics, Inc. *	12,913	518

Evelo Biosciences, Inc. *	8,023	64

Evolus, Inc. *	5,424	122

Fate Therapeutics, Inc. *	34,596	608

Fennec Pharmaceuticals, Inc. *	6,865	33

FibroGen, Inc. *	43,126	2,344

Five Prime Therapeutics, Inc. *	19,005	255

Flexion Therapeutics, Inc. *	18,992	237

Fortress Biotech, Inc. *	20,602	37

Forty Seven, Inc. *	8,000	129

G1 Therapeutics, Inc. *	12,808	213

Geron Corp. *	99,103	165

Global Blood Therapeutics, Inc. *	30,400	1,609

GlycoMimetics, Inc. *	19,391	242

Gossamer Bio, Inc. *	6,363	138

Gritstone Oncology, Inc. *	4,037	54

GTx, Inc. *	2,792	3

Guardant Health, Inc. *	8,194	628

Halozyme Therapeutics, Inc. *	70,434	1,134

Harpoon Therapeutics, Inc. *	1,513	14

Helius Medical Technologies, Inc. *	9,888	66

Heron Therapeutics, Inc. *	38,860	950

Heska Corp. *	3,899	332

Homology Medicines, Inc. *	9,597	266

Horizon Pharma PLC *	102,299	2,704

Idera Pharmaceuticals, Inc. *	11,957	31

Immune Design Corp. *	19,101	112

ImmunoGen, Inc. *	82,087	222

Immunomedics, Inc. *	85,183	1,636

Innovate Biopharmaceuticals, Inc. *	11,201	22

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Innoviva, Inc. *	39,443	$553

Inovio Pharmaceuticals, Inc. *	49,823	186

Insmed, Inc. *	43,339	1,260

Insys Therapeutics, Inc. *	14,556	67

Intellia Therapeutics, Inc. *	18,988	324

Intercept Pharmaceuticals, Inc. *	12,365	1,383

Intersect ENT, Inc. *	16,911	544

Intra-Cellular Therapies, Inc. *	25,666	313

Intrexon Corp. *	42,510	224

Iovance Biotherapeutics, Inc. *	59,467	566

Ironwood Pharmaceuticals, Inc. *	79,412	1,074

Jounce Therapeutics, Inc. *	8,878	55

Kadmon Holdings, Inc. *	54,990	145

Kala Pharmaceuticals, Inc. *	9,213	76

Karyopharm Therapeutics, Inc. *	27,588	161

Kezar Life Sciences, Inc. *	7,179	127

Kindred Biosciences, Inc. *	20,285	186

Kiniksa Pharmaceuticals Ltd., Class A *	6,773	122

Kodiak Sciences, Inc. *	5,557	36

Kura Oncology, Inc. *	16,172	268

La Jolla Pharmaceutical Co. *	12,086	78

Lannett Co., Inc. *	17,075	134

Lexicon Pharmaceuticals, Inc. *	24,631	137

Ligand Pharmaceuticals, Inc. *	11,817	1,486

Liquidia Technologies, Inc. *	4,067	46

LogicBio Therapeutics, Inc. *	4,741	47

MacroGenics, Inc. *	22,402	403

Madrigal Pharmaceuticals, Inc. *	3,904	489

Magenta Therapeutics, Inc. *	8,244	136

Mallinckrodt PLC *	46,496	1,011

MannKind Corp. *	93,044	183

Marinus Pharmaceuticals, Inc. *	27,179	114

Medicines (The) Co. *	38,958	1,089

MediciNova, Inc. *	22,331	185

MeiraGTx Holdings PLC *	6,854	118

Melinta Therapeutics, Inc. *	4,105	15

Menlo Therapeutics, Inc. *	5,673	45

Mersana Therapeutics, Inc. *	7,543	40

Minerva Neurosciences, Inc. *	17,159	135

Mirati Therapeutics, Inc. *	12,172	892

Molecular Templates, Inc. *	7,851	46

Momenta Pharmaceuticals, Inc. *	55,332	804

Mustang Bio, Inc. *	10,122	35

MyoKardia, Inc. *	19,219	999

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

NantKwest, Inc. *	18,657	$29

Natural Health Trends Corp.	3,979	52

Nature’s Sunshine Products, Inc. *	4,735	44

Neon Therapeutics, Inc. *	8,410	54

Neos Therapeutics, Inc. *	27,198	71

NewLink Genetics Corp. *	17,472	34

Novavax, Inc. *	218,917	121

Ocular Therapeutix, Inc. *	19,845	79

Odonate Therapeutics, Inc. *	3,847	85

Omeros Corp. *	26,269	456

Optinose, Inc. *	11,420	118

Organovo Holdings, Inc. *	63,696	63

Osmotica Pharmaceuticals PLC *	5,732	21

Ovid therapeutics, Inc. *	8,684	15

Pacira Pharmaceuticals, Inc. *	22,508	857

Palatin Technologies, Inc. *	118,807	116

Paratek Pharmaceuticals, Inc. *	17,469	94

PDL BioPharma, Inc. *	81,919	305

Pfenex, Inc. *	16,852	104

Phibro Animal Health Corp., Class A	11,612	383

Pieris Pharmaceuticals, Inc. *	28,092	94

PolarityTE, Inc. *	5,947	64

Portola Pharmaceuticals, Inc. *	36,840	1,278

Prestige Consumer Healthcare, Inc. *	29,326	877

Principia Biopharma, Inc. *	3,335	113

Progenics Pharmaceuticals, Inc. *	47,915	222

Proteostasis Therapeutics, Inc. *	19,952	25

Prothena Corp. PLC *	22,706	275

PTC Therapeutics, Inc. *	29,234	1,100

Puma Biotechnology, Inc. *	16,632	645

Ra Pharmaceuticals, Inc. *	10,685	239

Radius Health, Inc. *	22,852	456

Reata Pharmaceuticals, Inc., Class A *	10,667	912

Recro Pharma, Inc. *	10,935	64

REGENXBIO, Inc. *	18,159	1,041

Replimune Group, Inc. *	6,708	102

resTORbio, Inc. *	4,668	32

Retrophin, Inc. *	23,181	525

Revance Therapeutics, Inc. *	21,871	345

Rhythm Pharmaceuticals, Inc. *	8,705	239

Rigel Pharmaceuticals, Inc. *	96,151	247

Rocket Pharmaceuticals, Inc. *	13,626	239

Rubius Therapeutics, Inc. *	19,398	351

Sangamo Therapeutics, Inc. *	57,001	544

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Savara, Inc. *	15,884	$117

Scholar Rock Holding Corp. *	8,503	160

scPharmaceuticals, Inc. *	3,327	10

Selecta Biosciences, Inc. *	19,813	47

Seres Therapeutics, Inc. *	12,360	85

Sienna Biopharmaceuticals, Inc. *	9,541	22

SIGA Technologies, Inc. *	30,143	181

Solid Biosciences, Inc. *	6,876	63

Sorrento Therapeutics, Inc. *	65,843	313

Spark Therapeutics, Inc. *	17,860	2,034

Spectrum Pharmaceuticals, Inc. *	56,856	608

Spero Therapeutics, Inc. *	4,068	52

Spring Bank Pharmaceuticals, Inc. *	8,291	87

Stemline Therapeutics, Inc. *	21,839	281

Supernus Pharmaceuticals, Inc. *	27,639	968

Surface Oncology, Inc. *	6,827	33

Sutro Biopharma, Inc. *	3,729	42

Syndax Pharmaceuticals, Inc. *	8,997	47

Synlogic, Inc. *	8,106	62

Synthorx, Inc. *	4,190	85

Syros Pharmaceuticals, Inc. *	14,833	136

Teligent, Inc. *	25,032	29

Tetraphase Pharmaceuticals, Inc. *	31,159	42

TG Therapeutics, Inc. *	34,958	281

TherapeuticsMD, Inc. *	104,368	508

Theravance Biopharma, Inc. *	24,338	552

Tocagen, Inc. *	11,816	128

Translate Bio, Inc. *	16,813	171

Tricida, Inc. *	10,211	394

Twist Bioscience Corp. *	2,955	69

Tyme Technologies, Inc. *	58,147	102

Ultragenyx Pharmaceutical, Inc. *	29,852	2,071

UNITY Biotechnology, Inc. *	13,972	113

Unum Therapeutics, Inc. *	11,052	49

USANA Health Sciences, Inc. *	7,254	608

Vanda Pharmaceuticals, Inc. *	29,358	540

Verastem, Inc. *	38,284	113

Verrica Pharmaceuticals, Inc. *	6,215	67

Viking Therapeutics, Inc. *	35,214	350

Vital Therapies, Inc. *	18,440	4

Voyager Therapeutics, Inc. *	12,002	230

WaVe Life Sciences Ltd. *	11,505	447

X4 Pharmaceuticals, Inc. *	470	8

Xencor, Inc. *	26,302	817

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Biotechnology & Pharmaceuticals – 8.4% – continued

Xeris Pharmaceuticals, Inc. *	11,730	$118

XOMA Corp. *	3,858	48

Y-mAbs Therapeutics, Inc. *	4,067	107

Zafgen, Inc. *	16,355	45

ZIOPHARM Oncology, Inc. *	73,578	283

Zogenix, Inc. *	23,735	1,306

Zomedica Pharmaceuticals Corp. *	23,986	8
		97,626

Chemicals – 2.2%

AdvanSix, Inc. *	16,977	485

AgroFresh Solutions, Inc. *	16,648	56

American Vanguard Corp.	16,716	288

Amyris, Inc. *	18,440	39

Balchem Corp.	18,150	1,684

Calyxt, Inc. *	3,353	59

Codexis, Inc. *	29,447	605

Ferro Corp. *	47,018	890

GCP Applied Technologies, Inc. *	40,660	1,204

H.B. Fuller Co.	28,624	1,392

Hawkins, Inc.	5,482	202

Haynes International, Inc.	6,982	229

Ingevity Corp. *	24,168	2,552

Innophos Holdings, Inc.	11,103	335

Innospec, Inc.	13,713	1,143

Intrepid Potash, Inc. *	54,645	207

Koppers Holdings, Inc. *	11,249	292

Kraton Corp. *	17,732	571

Kronos Worldwide, Inc.	12,774	179

Landec Corp. *	13,905	171

LSB Industries, Inc. *	12,819	80

Lydall, Inc. *	9,641	226

Marrone Bio Innovations, Inc. *	33,095	51

Materion Corp.	11,381	649

Minerals Technologies, Inc.	19,995	1,175

Oil-Dri Corp. of America	2,724	85

OMNOVA Solutions, Inc. *	24,956	175

PolyOne Corp.	45,471	1,333

PQ Group Holdings, Inc. *	21,046	319

Quaker Chemical Corp.	7,438	1,490

Rayonier Advanced Materials, Inc.	28,571	387

Rogers Corp. *	10,402	1,653

Sensient Technologies Corp.	24,221	1,642

Stepan Co.	11,454	1,002

Synalloy Corp.	4,465	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Chemicals – 2.2% – continued

Trecora Resources *	11,986	$109

Trinseo S.A.	24,435	1,107

Tronox Holdings PLC, Class A *	52,943	696

Valhi, Inc.	14,686	34

WD-40 Co.	7,779	1,318
		26,182

Commercial Services – 2.7%

ABM Industries, Inc.	37,719	1,371

Acacia Research Corp. *	26,641	87

AMN Healthcare Services, Inc. *	26,340	1,240

ASGN, Inc. *	28,718	1,823

Avalara, Inc. *	15,733	878

Barrett Business Services, Inc.	4,048	313

BG Staffing, Inc.	5,004	109

Brady Corp., Class A	27,189	1,262

BrightView Holdings, Inc. *	17,304	249

Brink’s (The) Co.	28,507	2,150

Care.com, Inc. *	11,250	222

CBIZ, Inc. *	29,519	597

Cimpress N.V. *	12,550	1,006

CorVel Corp. *	5,007	327

CRA International, Inc.	4,420	223

Cross Country Healthcare, Inc. *	19,904	140

Emerald Expositions Events, Inc.	14,159	180

Ennis, Inc.	14,531	302

Franklin Covey Co. *	5,567	141

FTI Consulting, Inc. *	21,510	1,652

GP Strategies Corp. *	6,680	81

Hackett Group (The), Inc.	13,567	214

Healthcare Services Group, Inc.	42,226	1,393

Heidrick & Struggles International, Inc.	10,533	404

HMS Holdings Corp. *	46,857	1,387

Huron Consulting Group, Inc. *	12,519	591

Information Services Group, Inc. *	19,295	72

Insperity, Inc.	21,761	2,691

Kelly Services, Inc., Class A	17,978	397

Kforce, Inc.	12,948	455

Korn Ferry	32,376	1,450

LSC Communications, Inc.	18,138	118

National Research Corp.	6,288	243

Navigant Consulting, Inc.	24,253	472

NV5 Global, Inc. *	5,283	314

PRGX Global, Inc. *	11,571	92

Quad/Graphics, Inc.	17,932	213

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Commercial Services – 2.7% – continued

R.R. Donnelley & Sons Co.	39,573	$187

Resources Connection, Inc.	16,940	280

ShotSpotter, Inc. *	4,072	157

Sotheby’s *	19,011	718

SP Plus Corp. *	13,005	444

TriNet Group, Inc. *	24,729	1,477

TrueBlue, Inc. *	22,835	540

UniFirst Corp.	8,708	1,337

Vectrus, Inc. *	6,376	169

Viad Corp.	11,497	647

Willdan Group, Inc. *	5,361	199
		31,014

Construction Materials – 0.9%

Advanced Drainage Systems, Inc.	20,463	527

Apogee Enterprises, Inc.	15,329	575

Boise Cascade Co.	21,994	588

Continental Building Products, Inc. *	21,020	521

Forterra, Inc. *	11,411	48

Louisiana-Pacific Corp.	80,514	1,963

Simpson Manufacturing Co., Inc.	23,597	1,399

Summit Materials, Inc., Class A *	63,455	1,007

Trex Co., Inc. *	33,495	2,061

United States Lime & Minerals, Inc.	1,164	90

Universal Forest Products, Inc.	34,252	1,024

US Concrete, Inc. *	9,248	383
		10,186

Consumer Products – 1.9%

22nd Century Group, Inc. *	66,402	114

Alico, Inc.	1,807	49

B&G Foods, Inc.	37,513	916

Boston Beer (The) Co., Inc., Class A *	4,677	1,378

Cadiz, Inc. *	12,390	120

Cal-Maine Foods, Inc.	17,618	786

Celsius Holdings, Inc. *	13,863	59

Central Garden & Pet Co. *	5,953	152

Central Garden & Pet Co., Class A *	23,187	539

Clearwater Paper Corp. *	9,327	182

Coca-Cola Consolidated, Inc.	2,686	773

Craft Brew Alliance, Inc. *	6,985	98

Darling Ingredients, Inc. *	92,804	2,009

Dean Foods Co.	52,014	158

Edgewell Personal Care Co. *	30,516	1,339

elf Beauty, Inc. *	12,484	132

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Consumer Products – 1.9% – continued

Farmer Brothers Co. *	5,698	$114

Fresh Del Monte Produce, Inc.	17,430	471

Helen of Troy Ltd. *	14,602	1,693

Hostess Brands, Inc. *	55,729	697

Inter Parfums, Inc.	9,861	748

J&J Snack Foods Corp.	8,574	1,362

John B. Sanfilippo & Son, Inc.	4,811	346

Lancaster Colony Corp.	10,691	1,675

Limoneira Co.	8,399	198

MGP Ingredients, Inc.	7,486	578

Nathan’s Famous, Inc.	1,544	106

National Beverage Corp.	6,657	384

Primo Water Corp. *	18,951	293

Pyxus International, Inc. *	4,671	112

Quanex Building Products Corp.	19,147	304

Revlon, Inc., Class A *	4,546	88

Sanderson Farms, Inc.	11,256	1,484

Seneca Foods Corp., Class A *	4,005	98

Simply Good Foods (The) Co. *	34,607	713

Tejon Ranch Co. *	12,142	214

Tootsie Roll Industries, Inc.	9,726	362

Turning Point Brands, Inc.	4,684	216

Universal Corp.	13,955	804

Vector Group Ltd.	57,768	623
		22,487

Consumer Services – 1.1%

Aaron’s, Inc.	39,229	2,064

Adtalem Global Education, Inc. *	32,659	1,513

American Public Education, Inc. *	9,231	278

Career Education Corp. *	38,497	636

Carriage Services, Inc.	9,863	190

Chegg, Inc. *	61,511	2,345

K12, Inc. *	21,050	718

Laureate Education, Inc., Class A *	53,528	801

Matthews International Corp., Class A	17,584	650

Medifast, Inc.	6,611	843

Regis Corp. *	17,640	347

Rent-A-Center, Inc. *	25,081	523

Rosetta Stone, Inc. *	11,550	252

Strategic Education, Inc.	11,831	1,554

Weight Watchers International, Inc. *	22,104	445
		13,159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Containers & Packaging – 0.2%

Greif, Inc., Class A	14,383	$593

Greif, Inc., Class B	3,216	157

Multi-Color Corp.	7,950	397

Myers Industries, Inc.	19,809	339

Tredegar Corp.	14,675	237

UFP Technologies, Inc. *	3,867	145
		1,868

Design, Manufacturing & Distribution – 0.7%

Benchmark Electronics, Inc.	25,116	659

Digimarc Corp. *	6,241	196

Fabrinet *	20,371	1,067

Plexus Corp. *	17,535	1,069

Sanmina Corp. *	38,391	1,107

SYNNEX Corp.	23,571	2,248

Tech Data Corp. *	21,218	2,173
		8,519

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	15,514	500

Calavo Growers, Inc.	8,955	751

Castle Brands, Inc. *	53,331	37

Chefs’ Warehouse (The), Inc. *	12,412	385

Core-Mark Holding Co., Inc.	25,851	960

Performance Food Group Co. *	57,713	2,288

United Natural Foods, Inc. *	29,191	386
		5,307

Distributors – Discretionary – 0.4%

Dorman Products, Inc. *	15,309	1,349

ePlus, Inc. *	7,663	678

G-III Apparel Group Ltd. *	24,592	983

Insight Enterprises, Inc. *	19,913	1,096

PC Connection, Inc.	6,418	235

ScanSource, Inc. *	14,397	516

Veritiv Corp. *	6,692	176
		5,033

Electrical Equipment – 1.4%

AAON, Inc.	23,331	1,077

Advanced Energy Industries, Inc. *	21,711	1,079

Alarm.com Holdings, Inc. *	17,673	1,147

Allied Motion Technologies, Inc.	3,945	136

Argan, Inc.	8,427	421

Atkore International Group, Inc. *	22,048	475

Babcock & Wilcox Enterprises, Inc. *	19,459	8

Badger Meter, Inc.	16,159	899

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Electrical Equipment – 1.4% – continued

Bel Fuse, Inc., Class B	5,671	$143

Belden, Inc.	22,861	1,228

Chase Corp.	4,096	379

CompX International, Inc.	879	13

Energous Corp. *	13,577	86

FARO Technologies, Inc. *	9,798	430

Generac Holdings, Inc. *	34,524	1,769

IntriCon Corp. *	4,306	108

Itron, Inc. *	19,139	893

Kimball Electronics, Inc. *	14,025	217

Mesa Laboratories, Inc.	1,928	444

Napco Security Technologies, Inc. *	6,691	139

NL Industries, Inc. *	4,365	17

nLight, Inc. *	12,702	283

Novanta, Inc. *	18,537	1,571

OSI Systems, Inc. *	9,511	833

Powell Industries, Inc.	4,860	129

Preformed Line Products Co.	1,703	90

SMART Global Holdings, Inc. *	7,515	144

SPX Corp. *	24,392	848

Stoneridge, Inc. *	15,516	448

Watts Water Technologies, Inc., Class A	15,711	1,270
		16,724

Engineering & Construction Services – 1.3%

Aegion Corp. *	18,406	323

Comfort Systems USA, Inc.	20,739	1,087

Dycom Industries, Inc. *	17,028	782

EMCOR Group, Inc.	32,446	2,371

Exponent, Inc.	29,223	1,687

Granite Construction, Inc.	24,855	1,072

Great Lakes Dredge & Dock Corp. *	32,987	294

IES Holdings, Inc. *	4,530	81

Infrastructure and Energy Alternatives, Inc. *	9,451	50

Installed Building Products, Inc. *	12,441	603

Iteris, Inc. *	14,483	60

KBR, Inc.	79,812	1,524

Kratos Defense & Security Solutions, Inc. *	49,781	778

MasTec, Inc. *	35,859	1,725

Mistras Group, Inc. *	9,882	136

MYR Group, Inc. *	9,144	317

Orion Group Holdings, Inc. *	16,168	47

Primoris Services Corp.	23,681	490

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Engineering & Construction Services – 1.3% – continued

Sterling Construction Co., Inc. *	14,917	$187

TopBuild Corp. *	20,099	1,303

Tutor Perini Corp. *	21,514	368

VSE Corp.	4,824	152

WillScot Corp. *	22,593	251
		15,688

Forest & Paper Products – 0.2%

Neenah, Inc.	9,559	615

P.H. Glatfelter Co.	25,058	354

Schweitzer-Mauduit International, Inc.	17,370	672

Verso Corp., Class A *	19,507	418
		2,059

Gaming, Lodging & Restaurants – 2.6%

BBX Capital Corp.	38,069	225

Belmond Ltd., Class A *	50,643	1,263

Biglari Holdings, Inc., Class A *	60	44

Biglari Holdings, Inc., Class B *	528	75

BJ’s Restaurants, Inc.	11,889	562

Bloomin’ Brands, Inc.	46,896	959

Bluegreen Vacations Corp.	4,323	64

Boyd Gaming Corp.	46,584	1,275

Brinker International, Inc.	21,336	947

Cannae Holdings, Inc. *	39,025	947

Carrols Restaurant Group, Inc. *	19,392	193

Century Casinos, Inc. *	14,726	133

Cheesecake Factory (The), Inc.	23,903	1,169

Churchill Downs, Inc.	19,995	1,805

Chuy’s Holdings, Inc. *	9,424	215

Cracker Barrel Old Country Store, Inc.	10,901	1,762

Dave & Buster’s Entertainment, Inc.	22,090	1,102

Del Frisco’s Restaurant Group, Inc. *	19,501	125

Del Taco Restaurants, Inc. *	17,252	174

Denny’s Corp. *	34,348	630

Dine Brands Global, Inc.	9,480	865

El Pollo Loco Holdings, Inc. *	11,978	156

Eldorado Resorts, Inc. *	37,272	1,740

Empire Resorts, Inc. *	2,067	21

Fiesta Restaurant Group, Inc. *	13,384	175

Golden Entertainment, Inc. *	10,420	148

Habit Restaurants (The), Inc., Class A *	11,523	125

J. Alexander’s Holdings, Inc. *	7,795	77

Jack in the Box, Inc.	14,648	1,187

Lindblad Expeditions Holdings, Inc. *	12,482	190

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Gaming, Lodging & Restaurants – 2.6% – continued

Marriott Vacations Worldwide Corp.	22,033	$2,060

Monarch Casino & Resort, Inc. *	6,424	282

Noodles & Co. *	8,339	57

Papa John’s International, Inc.	12,567	665

Penn National Gaming, Inc. *	62,596	1,258

Potbelly Corp. *	13,363	114

Red Lion Hotels Corp. *	8,728	70

Red Robin Gourmet Burgers, Inc. *	7,565	218

Red Rock Resorts, Inc., Class A	39,313	1,016

Ruth’s Hospitality Group, Inc.	16,605	425

Scientific Games Corp. *	31,689	647

Shake Shack, Inc., Class A *	13,921	823

St. Joe (The) Co. *	19,689	325

Texas Roadhouse, Inc.	38,486	2,393

Wingstop, Inc.	16,412	1,248
		29,954

Hardware – 2.8%

3D Systems Corp. *	61,637	663

A10 Networks, Inc. *	30,045	213

Acacia Communications, Inc. *	15,468	887

ADTRAN, Inc.	26,756	367

Aerohive Networks, Inc. *	19,362	88

Ambarella, Inc. *	17,547	758

Applied Optoelectronics, Inc. *	10,681	130

Arlo Technologies, Inc. *	42,108	174

CalAmp Corp. *	18,966	239

Casa Systems, Inc. *	15,084	125

Ciena Corp. *	81,423	3,040

Clearfield, Inc. *	6,696	98

Comtech Telecommunications Corp.	13,310	309

Control4 Corp. *	14,838	251

Cray, Inc. *	23,159	603

Cubic Corp.	17,865	1,005

Daktronics, Inc.	20,055	149

DASAN Zhone Solutions, Inc. *	3,570	38

Diebold Nixdorf, Inc. *	43,056	477

Digi International, Inc. *	15,953	202

Electronics For Imaging, Inc. *	24,760	666

Extreme Networks, Inc. *	65,197	488

Finisar Corp. *	66,355	1,537

Fitbit, Inc., Class A *	120,581	714

GoPro, Inc., Class A *	64,933	422

Harmonic, Inc. *	48,475	263

Infinera Corp. *	86,284	374

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Hardware – 2.8% – continued

InterDigital, Inc.	19,196	$1,267

Knowles Corp. *	49,494	873

Kopin Corp. *	36,940	50

KVH Industries, Inc. *	9,279	95

Lumentum Holdings, Inc. *	43,238	2,445

Maxar Technologies, Inc.	31,678	127

Mercury Systems, Inc. *	26,587	1,704

NETGEAR, Inc. *	17,615	583

NetScout Systems, Inc. *	42,401	1,190

PAR Technology Corp. *	6,384	156

pdvWireless, Inc. *	5,397	190

Pitney Bowes, Inc.	106,188	730

Plantronics, Inc.	18,804	867

PlayAGS, Inc. *	12,615	302

Quantenna Communications, Inc. *	19,470	474

Ribbon Communications, Inc. *	30,053	155

Sonos, Inc. *	8,687	89

Stratasys Ltd. *	28,678	683

TTM Technologies, Inc. *	53,142	623

Turtle Beach Corp. *	4,784	54

Universal Electronics, Inc. *	7,662	285

ViaSat, Inc. *	31,384	2,432

Viavi Solutions, Inc. *	128,656	1,593

Vicor Corp. *	10,055	312

Vishay Precision Group, Inc. *	5,900	202

Vocera Communications, Inc. *	16,978	537

Vuzix Corp. *	12,305	38

ZAGG, Inc. *	14,794	134
		32,470

Health Care Facilities & Services – 2.1%

AAC Holdings, Inc. *	8,003	15

Addus HomeCare Corp. *	5,481	349

Amedisys, Inc. *	15,149	1,867

American Renal Associates Holdings, Inc. *	7,213	44

Apollo Medical Holdings, Inc. *	1,969	36

BioScrip, Inc. *	72,618	145

Brookdale Senior Living, Inc. *	106,834	703

Capital Senior Living Corp. *	13,707	55

Cellular Biomedicine Group, Inc. *	6,486	112

Community Health Systems, Inc. *	48,902	182

Diplomat Pharmacy, Inc. *	32,076	186

Ensign Group (The), Inc.	28,147	1,441

Enzo Biochem, Inc. *	25,342	69

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Health Care Facilities & Services – 2.1% – continued

Genesis Healthcare, Inc. *	33,942	$49

HealthEquity, Inc. *	30,716	2,272

Independence Holding Co.	2,575	91

Invitae Corp. *	40,293	944

LHC Group, Inc. *	16,696	1,851

Magellan Health, Inc. *	13,815	911

Medpace Holdings, Inc. *	12,230	721

Miragen Therapeutics, Inc. *	15,562	43

Natera, Inc. *	18,960	391

National HealthCare Corp.	6,827	518

NeoGenomics, Inc. *	46,718	956

Neuronetics, Inc. *	7,297	111

Owens & Minor, Inc.	34,782	143

Patterson Cos., Inc.	46,786	1,022

Providence Service (The) Corp. *	6,417	428

Quorum Health Corp. *	17,306	24

R1 RCM, Inc. *	58,171	563

RadNet, Inc. *	22,560	280

Select Medical Holdings Corp. *	61,910	872

SI-BONE, Inc. *	4,887	92

Surgery Partners, Inc. *	10,897	123

Syneos Health, Inc. *	35,043	1,814

Teladoc Health, Inc. *	37,973	2,111

Tenet Healthcare Corp. *	47,367	1,366

Tivity Health, Inc. *	26,623	468

Triple-S Management Corp., Class B *	12,466	284

U.S. Physical Therapy, Inc.	7,028	738

Vapotherm, Inc. *	2,728	54
		24,444

Home & Office Products – 1.7%

ACCO Brands Corp.	57,994	496

American Woodmark Corp. *	7,841	648

Armstrong Flooring, Inc. *	12,118	165

Beazer Homes USA, Inc. *	16,892	194

Caesarstone Ltd.	12,663	198

Cavco Industries, Inc. *	4,819	566

Century Communities, Inc. *	15,037	360

Flexsteel Industries, Inc.	4,065	94

Green Brick Partners, Inc. *	14,147	124

Griffon Corp.	19,781	366

Hamilton Beach Brands Holding Co., Class A	3,500	75

Herman Miller, Inc.	33,466	1,177

HNI Corp.	24,521	890

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Home & Office Products – 1.7% – continued

Hooker Furniture Corp.	6,537	$188

Hovnanian Enterprises Inc. *	2,921	32

Interface, Inc.	33,769	517

iRobot Corp. *	15,277	1,798

JELD-WEN Holding, Inc. *	38,423	678

KB Home	48,637	1,176

Kimball International, Inc., Class B	19,971	282

Knoll, Inc.	27,447	519

LGI Homes, Inc. *	10,471	631

Lifetime Brands, Inc.	6,349	60

M/I Homes, Inc. *	15,553	414

Masonite International Corp. *	14,857	741

MDC Holdings, Inc.	27,700	805

Meritage Homes Corp. *	21,576	965

New Home (The) Co., Inc. *	7,288	35

Patrick Industries, Inc. *	13,055	592

PGT Innovations, Inc. *	32,468	450

Purple Innovation, Inc. *	2,706	13

Skyline Champion Corp.	19,067	362

Steelcase, Inc., Class A	48,651	708

Taylor Morrison Home Corp., Class A *	65,852	1,169

TRI Pointe Group, Inc. *	80,134	1,013

Tupperware Brands Corp.	27,857	713

William Lyon Homes, Class A *	17,960	276
		19,490

Industrial Services – 0.7%

Anixter International, Inc. *	16,653	934

Applied Industrial Technologies, Inc.	21,781	1,295

CAI International, Inc. *	9,829	228

DXP Enterprises, Inc. *	9,168	357

EVI Industries, Inc.	2,158	82

H&E Equipment Services, Inc.	17,978	451

Herc Holdings, Inc. *	13,553	528

Kaman Corp.	15,615	913

Manitex International, Inc. *	8,817	68

SiteOne Landscape Supply, Inc. *	22,923	1,310

Systemax, Inc.	6,819	154

Team, Inc. *	17,019	298

Textainer Group Holdings Ltd. *	15,196	147

Titan Machinery, Inc. *	10,975	171

Triton International Ltd.	29,155	907
		7,843

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Institutional Financial Services – 0.3%

Cowen, Inc. *	15,439	$224

GAIN Capital Holdings, Inc.	15,139	95

Greenhill & Co., Inc.	9,928	214

Houlihan Lokey, Inc.	19,115	876

INTL. FCStone, Inc. *	8,927	346

Moelis & Co., Class A	25,203	1,049

Piper Jaffray Cos.	8,068	588

PJT Partners, Inc., Class A	11,280	471
		3,863

Insurance – 2.9%

Ambac Financial Group, Inc. *	25,643	465

American Equity Investment Life Holding Co.	51,034	1,379

AMERISAFE, Inc.	10,809	642

Argo Group International Holdings Ltd.	18,501	1,307

Citizens, Inc. *	28,166	188

CNO Financial Group, Inc.	93,536	1,513

Crawford & Co., Class B	6,167	56

Donegal Group, Inc., Class A	5,123	69

eHealth, Inc. *	12,461	777

EMC Insurance Group, Inc.	5,246	167

Employers Holdings, Inc.	18,199	730

Enstar Group Ltd. *	6,817	1,186

FBL Financial Group, Inc., Class A	5,704	358

FedNat Holding Co.	6,398	103

FGL Holdings	82,711	651

Genworth Financial, Inc., Class A *	284,651	1,090

Global Indemnity Ltd.	4,868	148

Goosehead Insurance, Inc., Class A	5,544	155

Greenlight Capital Re Ltd., Class A *	16,644	181

Hallmark Financial Services, Inc. *	7,364	77

HCI Group, Inc.	3,990	170

Health Insurance Innovations, Inc., Class A *	7,292	196

Heritage Insurance Holdings, Inc.	11,322	165

Horace Mann Educators Corp.	23,249	819

James River Group Holdings Ltd.	14,874	596

Kemper Corp.	29,943	2,280

Kingstone Cos., Inc.	4,996	74

Kinsale Capital Group, Inc.	11,053	758

Maiden Holdings Ltd.	35,503	26

MBIA, Inc. *	50,065	477

National General Holdings Corp.	36,517	866

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Insurance – 2.9% – continued

National Western Life Group, Inc., Class A	1,278	$335

Navigators Group (The), Inc.	11,666	815

NI Holdings, Inc. *	5,322	85

NMI Holdings, Inc., Class A *	35,646	922

Primerica, Inc.	24,505	2,993

ProAssurance Corp.	30,280	1,048

Protective Insurance Corp., Class B	5,490	102

Radian Group, Inc.	122,704	2,545

RLI Corp.	22,252	1,597

Safety Insurance Group, Inc.	8,301	723

Selective Insurance Group, Inc.	32,957	2,085

State Auto Financial Corp.	9,659	318

Third Point Reinsurance Ltd. *	42,097	437

Tiptree, Inc.	15,243	96

Trupanion, Inc. *	14,688	481

United Fire Group, Inc.	11,841	518

United Insurance Holdings Corp.	11,723	186

Universal Insurance Holdings, Inc.	17,798	552
		33,507

Iron & Steel – 0.8%

AK Steel Holding Corp. *	178,176	490

Allegheny Technologies, Inc. *	71,425	1,826

Carpenter Technology Corp.	26,356	1,208

Cleveland-Cliffs, Inc.	166,520	1,664

Commercial Metals Co.	65,740	1,123

Northwest Pipe Co. *	5,597	134

Olympic Steel, Inc.	5,411	86

Ryerson Holding Corp. *	9,622	82

Schnitzer Steel Industries, Inc., Class A	14,815	356

Shiloh Industries, Inc. *	8,446	47

SunCoke Energy, Inc. *	36,203	307

TimkenSteel Corp. *	22,686	246

Universal Stainless & Alloy Products, Inc. *	4,998	83

Warrior Met Coal, Inc.	24,366	741

Worthington Industries, Inc.	23,464	876
		9,269

Leisure Products – 0.6%

Acushnet Holdings Corp.	19,577	453

Callaway Golf Co.	53,087	846

Camping World Holdings, Inc., Class A	18,465	257

Clarus Corp.	11,819	151

Escalade, Inc.	6,141	69

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Leisure Products – 0.6% – continued

Fox Factory Holding Corp. *	20,394	$1,425

Funko, Inc., Class A *	6,209	135

Johnson Outdoors, Inc., Class A	2,736	195

LCI Industries	13,944	1,071

Malibu Boats, Inc., Class A *	11,749	465

Marine Products Corp.	4,217	57

MasterCraft Boat Holdings, Inc. *	10,524	238

Nautilus, Inc. *	16,992	94

Vista Outdoor, Inc. *	32,704	262

Winnebago Industries, Inc.	17,740	553

YETI Holdings, Inc. *	9,493	287
		6,558

Machinery – 1.9%

Actuant Corp., Class A	34,456	840

Alamo Group, Inc.	5,453	545

Albany International Corp., Class A	16,393	1,174

Astec Industries, Inc.	12,805	484

Briggs & Stratton Corp.	22,919	271

Cactus, Inc., Class A *	21,415	762

CIRCOR International, Inc. *	9,183	299

Columbus McKinnon Corp.	12,631	434

CSW Industrials, Inc. *	8,523	488

Douglas Dynamics, Inc.	12,569	479

Eastman Kodak Co. *	10,388	31

Federal Signal Corp.	33,609	873

Franklin Electric Co., Inc.	26,460	1,352

Gencor Industries, Inc. *	4,834	60

Gorman-Rupp (The) Co.	10,203	346

Graham Corp.	5,288	104

Hillenbrand, Inc.	35,760	1,485

Hurco Cos., Inc.	3,527	142

Hyster-Yale Materials Handling, Inc.	5,930	370

Ichor Holdings Ltd. *	12,506	282

John Bean Technologies Corp.	17,707	1,627

Kadant, Inc.	6,188	544

Kennametal, Inc.	46,371	1,704

Lindsay Corp.	6,044	585

Manitowoc (The) Co., Inc. *	20,344	334

Milacron Holdings Corp. *	39,242	444

MTS Systems Corp.	10,129	552

Mueller Water Products, Inc., Class A	87,442	878

NN, Inc.	24,469	183

Rexnord Corp. *	59,120	1,486

SPX FLOW, Inc. *	23,803	759

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Machinery – 1.9% – continued

Standex International Corp.	7,201	$529

Sun Hydraulics Corp.	16,361	761

Tennant Co.	10,093	627

Titan International, Inc.	29,230	175

Twin Disc, Inc. *	5,240	87
		22,096

Manufactured Goods – 0.9%

AZZ, Inc.	14,609	598

Chart Industries, Inc. *	17,439	1,579

Eastern (The) Co.	3,038	84

EnPro Industries, Inc.	11,544	744

Gibraltar Industries, Inc. *	18,037	733

Global Brass & Copper Holdings, Inc.	12,523	431

Insteel Industries, Inc.	10,430	218

Lawson Products, Inc. *	3,679	115

LB Foster Co., Class A *	5,931	112

Mueller Industries, Inc.	32,108	1,006

NCI Building Systems, Inc. *	24,340	150

Omega Flex, Inc.	1,586	120

Proto Labs, Inc. *	15,314	1,610

Raven Industries, Inc.	20,242	777

RBC Bearings, Inc. *	13,521	1,719

TriMas Corp. *	25,927	784
		10,780

Media – 3.3%

Beasley Broadcast Group, Inc., Class A	4,921	20

Boingo Wireless, Inc. *	23,224	541

Boston Omaha Corp., Class A *	3,062	76

Cardlytics, Inc. *	3,721	62

Cargurus, Inc. *	28,268	1,132

Cars.com, Inc. *	39,019	890

Central European Media Enterprises Ltd., Class A *	50,397	201

Clear Channel Outdoor Holdings, Inc., Class A *	21,562	115

Entercom Communications Corp., Class A	71,676	376

Entravision Communications Corp., Class A	37,388	121

Eros International PLC *	18,908	173

EW Scripps (The) Co., Class A	25,513	536

Fluent, Inc. *	19,249	108

Gannett Co., Inc.	63,852	673

Gray Television, Inc. *	45,284	967

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Media – 3.3% – continued

Groupon, Inc. *	251,419	$893

HealthStream, Inc. *	14,671	412

Hemisphere Media Group, Inc. *	10,212	144

Houghton Mifflin Harcourt Co. *	59,132	430

IMAX Corp. *	30,710	696

Leaf Group Ltd. *	9,918	80

Liberty Expedia Holdings, Inc., Class A *	30,783	1,317

Liberty Latin America Ltd., Class A *	24,423	472

Liberty Latin America Ltd., Class C *	64,280	1,250

Liberty Media Corp.-Liberty Braves, Class A *	5,701	159

Liberty Media Corp.-Liberty Braves, Class C *	20,127	559

Liberty TripAdvisor Holdings, Inc., Class A *	40,858	580

LiveXLive Media, Inc. *	17,119	92

MDC Partners, Inc., Class A *	30,862	69

Meet Group (The), Inc. *	41,086	207

Meredith Corp.	22,487	1,243

MSG Networks, Inc., Class A *	33,413	727

National CineMedia, Inc.	44,335	313

New Media Investment Group, Inc.	34,002	357

New York Times (The) Co., Class A	74,476	2,447

Nexstar Media Group, Inc., Class A	25,392	2,752

QuinStreet, Inc. *	25,194	337

Quotient Technology, Inc. *	45,122	445

Roku, Inc. *	24,572	1,585

Saga Communications, Inc., Class A	2,096	70

Scholastic Corp.	16,061	639

Shutterfly, Inc. *	18,872	767

Shutterstock, Inc.	10,605	494

Sinclair Broadcast Group, Inc., Class A	38,268	1,473

Stamps.com, Inc. *	10,018	816

TechTarget, Inc. *	11,325	184

TEGNA, Inc.	122,726	1,730

Telaria, Inc. *	24,030	152

Trade Desk (The), Inc., Class A *	18,926	3,746

Travelzoo *	2,914	39

Tribune Publishing Co. *	9,662	114

TrueCar, Inc. *	53,991	358

Tucows, Inc., Class A *	5,359	435

Upwork, Inc. *	7,356	141

WideOpenWest, Inc. *	17,326	158

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Media – 3.3% – continued

World Wrestling Entertainment, Inc., Class A	24,399	$2,117

Yelp, Inc. *	45,889	1,583

		38,573

Medical Equipment & Devices – 4.2%

Accelerate Diagnostics, Inc. *	14,715	309

Accuray, Inc. *	48,435	231

AngioDynamics, Inc. *	20,427	467

AtriCure, Inc. *	20,776	557

Atrion Corp.	815	716

Avanos Medical, Inc. *	26,734	1,141

Axogen, Inc. *	19,178	404

Axonics Modulation Technologies, Inc. *	4,065	97

BioTelemetry, Inc. *	18,776	1,176

Cardiovascular Systems, Inc. *	19,141	740

CareDx, Inc. *	19,753	623

Celcuity, Inc. *	3,138	69

Cerus Corp. *	76,586	477

CONMED Corp.	14,262	1,186

CryoLife, Inc. *	20,069	585

Cutera, Inc. *	7,622	135

CytoSorbents Corp. *	16,370	124

Endologix, Inc. *	5,212	34

Fluidigm Corp. *	18,766	249

FONAR Corp. *	3,302	68

GenMark Diagnostics, Inc. *	28,607	203

Genomic Health, Inc. *	11,837	829

Glaukos Corp. *	19,268	1,510

Globus Medical, Inc., Class A *	42,275	2,089

Haemonetics Corp. *	29,171	2,552

Harvard Bioscience, Inc. *	21,314	92

Inogen, Inc. *	10,182	971

Inspire Medical Systems, Inc. *	8,427	478

Integer Holdings Corp. *	17,718	1,336

Invacare Corp.	18,194	152

iRadimed Corp. *	2,123	60

iRhythm Technologies, Inc. *	13,619	1,021

Lantheus Holdings, Inc. *	21,010	514

LeMaitre Vascular, Inc.	8,933	277

LivaNova PLC *	27,633	2,687

Luminex Corp.	23,346	537

Meridian Bioscience, Inc.	23,675	417

Merit Medical Systems, Inc. *	30,170	1,865

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Medical Equipment & Devices – 4.2% – continued

Myriad Genetics, Inc. *	39,031	$1,296

NanoString Technologies, Inc. *	14,837	355

Natus Medical, Inc. *	18,355	466

Neogen Corp. *	28,639	1,644

Nevro Corp. *	16,424	1,027

Novocure Ltd. *	41,721	2,010

NuVasive, Inc. *	29,083	1,652

Nuvectra Corp. *	10,076	111

Nymox Pharmaceutical Corp. *	17,510	34

OPKO Health, Inc. *	184,502	482

OraSure Technologies, Inc. *	33,724	376

Orthofix Medical, Inc. *	9,830	555

OrthoPediatrics Corp. *	4,520	200

Oxford Immunotec Global PLC *	14,982	258

Pacific Biosciences of California, Inc. *	78,656	569

Pulse Biosciences, Inc. *	5,700	100

Quanterix Corp. *	4,975	129

Quidel Corp. *	19,343	1,266

Repligen Corp. *	22,080	1,304

Rockwell Medical, Inc. *	26,233	149

RTI Surgical Holdings, Inc. *	32,456	195

SeaSpine Holdings Corp. *	8,640	130

Senseonics Holdings, Inc. *	47,383	116

Sientra, Inc. *	13,341	114

STAAR Surgical Co. *	24,849	850

Surmodics, Inc. *	7,500	326

T2 Biosystems, Inc. *	18,417	48

Tactile Systems Technology, Inc. *	9,910	522

Tandem Diabetes Care, Inc. *	28,907	1,836

TransEnterix, Inc. *	95,569	227

Utah Medical Products, Inc.	1,995	176

Varex Imaging Corp. *	21,812	739

Veracyte, Inc. *	16,007	401

Vericel Corp. *	24,882	436

ViewRay, Inc. *	35,969	266

Wright Medical Group N.V. *	70,477	2,217

		49,560

Metals & Mining – 0.5%

Century Aluminum Co. *	28,614	254

Coeur Mining, Inc. *	108,252	442

Compass Minerals International, Inc.	19,260	1,047

Covia Holdings Corp. *	18,578	104

Encore Wire Corp.	11,525	659

Energy Fuels, Inc. *	48,988	163

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Metals & Mining – 0.5% – continued

Ferroglobe Representation & Warranty Insurance Trust (1)*	38,340	$–

Gold Resource Corp.	29,971	118

Harsco Corp. *	45,447	916

Hecla Mining Co.	258,222	594

Kaiser Aluminum Corp.	9,099	953

Livent Corp. *	84,338	1,036

Uranium Energy Corp. *	95,417	133
		6,419

Oil, Gas & Coal – 3.4%

Abraxas Petroleum Corp. *	92,857	116

Adams Resources & Energy, Inc.	1,201	47

Advanced Emissions Solutions, Inc.	10,637	123

Alta Mesa Resources, Inc., Class A *	61,083	16

Approach Resources, Inc. *	26,510	9

Arch Coal, Inc., Class A	9,884	902

Archrock, Inc.	72,647	710

Basic Energy Services, Inc. *	11,660	44

Berry Petroleum Corp.	32,213	372

Bonanza Creek Energy, Inc. *	10,653	242

Bristow Group, Inc. *	19,724	22

C&J Energy Services, Inc. *	35,900	557

California Resources Corp. *	25,542	657

Callon Petroleum Co. *	128,658	971

CARBO Ceramics, Inc. *	12,044	42

Carrizo Oil & Gas, Inc. *	49,210	614

Clean Energy Fuels Corp. *	78,671	243

CONSOL Energy, Inc. *	15,787	540

CVR Energy, Inc.	10,387	428

Dawson Geophysical Co. *	12,764	37

Delek U.S. Holdings, Inc.	46,057	1,677

Denbury Resources, Inc. *	259,959	533

Diamond Offshore Drilling, Inc. *	36,987	388

DMC Global, Inc.	8,187	406

Dril-Quip, Inc. *	20,171	925

Earthstone Energy, Inc., Class A *	10,522	74

EP Energy Corp., Class A *	23,248	6

Era Group, Inc. *	11,583	134

Evolution Petroleum Corp.	15,038	101

Exterran Corp. *	18,236	307

Flotek Industries, Inc. *	29,762	96

Forum Energy Technologies, Inc. *	45,452	232

Frank’s International N.V. *	42,394	263

FTS International, Inc. *	18,151	181

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Oil, Gas & Coal – 3.4% – continued

Goodrich Petroleum Corp. *	5,282	$72

Gulfport Energy Corp. *	98,356	789

Halcon Resources Corp. *	73,998	100

Hallador Energy Co.	9,899	52

Helix Energy Solutions Group, Inc. *	79,578	629

HighPoint Resources Corp. *	61,842	137

Independence Contract Drilling, Inc. *	28,317	78

ION Geophysical Corp. *	5,661	82

Isramco, Inc. *	423	48

Jagged Peak Energy, Inc. *	36,919	387

Keane Group, Inc. *	29,107	317

Key Energy Services, Inc. *	6,322	26

KLX Energy Services Holdings, Inc. *	11,533	290

Laredo Petroleum, Inc. *	89,880	278

Liberty Oilfield Services, Inc., Class A	25,314	390

Lilis Energy, Inc. *	26,288	31

Mammoth Energy Services, Inc.	6,952	116

Matador Resources Co. *	59,444	1,149

Matrix Service Co. *	15,104	296

McDermott International, Inc. *	101,143	752

Midstates Petroleum Co., Inc. *	9,090	89

Montage Resources Corp. *	3,577	54

MRC Global, Inc. *	47,557	831

Murphy USA, Inc. *	17,133	1,467

NACCO Industries, Inc., Class A	2,139	82

Natural Gas Services Group, Inc. *	6,886	119

NCS Multistage Holdings, Inc. *	6,010	31

Newpark Resources, Inc. *	50,351	461

NextDecade Corp. *	4,656	26

Nine Energy Service, Inc. *	8,423	191

Noble Corp. PLC *	140,954	405

Northern Oil and Gas, Inc. *	111,734	306

NOW, Inc. *	60,972	851

Nuverra Environmental Solutions, Inc. *	414	4

Oasis Petroleum, Inc. *	151,792	917

Oceaneering International, Inc. *	55,797	880

Oil States International, Inc. *	33,713	572

Panhandle Oil and Gas, Inc., Class A	8,886	140

Par Pacific Holdings, Inc. *	17,912	319

PDC Energy, Inc. *	37,468	1,524

Peabody Energy Corp.	44,588	1,263

Penn Virginia Corp. *	7,000	309

Pioneer Energy Services Corp. *	40,771	72

Profire Energy, Inc. *	14,289	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Oil, Gas & Coal – 3.4% – continued

ProPetro Holding Corp. *	40,169	$905

Quintana Energy Services, Inc. *	3,607	16

Ramaco Resources, Inc. *	3,802	22

Ring Energy, Inc. *	32,676	192

Rosehill Resources, Inc. (2)*	20	–

Rowan Cos. PLC, Class A *	71,938	776

SandRidge Energy, Inc. *	17,378	139

Select Energy Services, Inc., Class A *	26,005	313

SemGroup Corp., Class A	44,462	655

SilverBow Resources, Inc. *	3,883	89

Smart Sand, Inc. *	13,416	60

Solaris Oilfield Infrastructure, Inc., Class A	14,974	246

Southwestern Energy Co. *	333,065	1,562

SRC Energy, Inc. *	136,252	698

Superior Energy Services, Inc. *	85,806	401

Talos Energy, Inc. *	11,279	300

Tellurian, Inc. *	47,946	537

TETRA Technologies, Inc. *	67,380	158

Thermon Group Holdings, Inc. *	18,547	455

Tidewater, Inc. *	17,806	413

Ultra Petroleum Corp. *	96,382	59

Unit Corp. *	29,590	421

US Silica Holdings, Inc.	44,293	769

W&T Offshore, Inc. *	53,204	367

World Fuel Services Corp.	37,900	1,095

Zion Oil & Gas, Inc. *	32,302	24
		39,645

Passenger Transportation – 0.5%

Allegiant Travel Co.	7,285	943

Hawaiian Holdings, Inc.	27,626	725

Mesa Air Group, Inc. *	7,000	58

SkyWest, Inc.	28,788	1,563

Spirit Airlines, Inc. *	38,909	2,057

Universal Logistics Holdings, Inc.	4,834	95
		5,441

Real Estate – 0.4%

American Realty Investors, Inc. *	1,253	15

Consolidated-Tomoka Land Co.	2,132	126

Cushman & Wakefield PLC *	36,111	643

Forestar Group, Inc. *	5,756	99

FRP Holdings, Inc. *	4,050	193

Griffin Industrial Realty, Inc.	362	12

Legacy Housing Corp. *	2,727	32

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Real Estate – 0.4% – continued

Marcus & Millichap, Inc. *	10,942	$446

Maui Land & Pineapple Co., Inc. *	4,113	47

McGrath RentCorp	13,641	772

Newmark Group, Inc., Class A	84,162	702

RE/MAX Holdings, Inc., Class A	10,242	395

Redfin Corp. *	44,736	907

RMR Group (The), Inc., Class A	4,029	246

Stratus Properties, Inc. *	3,302	87

Trinity Place Holdings, Inc. *	11,148	44
		4,766

Real Estate Investment Trusts – 8.0%

Acadia Realty Trust	45,553	1,242

AG Mortgage Investment Trust, Inc.	16,097	271

Agree Realty Corp.	18,951	1,314

Alexander & Baldwin, Inc.	38,605	982

Alexander’s, Inc.	1,195	450

American Assets Trust, Inc.	21,790	999

Americold Realty Trust	72,155	2,201

Anworth Mortgage Asset Corp.	55,198	223

Apollo Commercial Real Estate Finance, Inc.	70,297	1,279

Arbor Realty Trust, Inc.	41,839	543

Ares Commercial Real Estate Corp.	15,210	231

Armada Hoffler Properties, Inc.	28,305	441

ARMOUR Residential REIT, Inc.	29,170	570

Ashford Hospitality Trust, Inc.	48,232	229

Blackstone Mortgage Trust, Inc., Class A	64,998	2,246

Bluerock Residential Growth REIT, Inc.	13,779	149

Braemar Hotels & Resorts, Inc.	16,795	205

BRT Apartments Corp.	5,919	82

Capstead Mortgage Corp.	48,851	420

CareTrust REIT, Inc.	47,116	1,105

CatchMark Timber Trust, Inc., Class A	27,708	272

CBL & Associates Properties, Inc.	94,861	147

Cedar Realty Trust, Inc.	49,438	168

Chatham Lodging Trust	26,241	505

Cherry Hill Mortgage Investment Corp.	9,024	155

Chesapeake Lodging Trust	33,560	933

City Office REIT, Inc.	21,676	245

Clipper Realty, Inc.	8,409	113

Colony Credit Real Estate, Inc.	47,326	741

Community Healthcare Trust, Inc.	9,926	356

CoreCivic, Inc.	67,706	1,317

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Real Estate Investment Trusts – 8.0% – continued

CorEnergy Infrastructure Trust, Inc.	6,858	$252

CorePoint Lodging, Inc.	23,688	265

Cousins Properties, Inc.	238,729	2,306

DiamondRock Hospitality Co.	117,247	1,270

Dynex Capital, Inc.	38,984	237

Easterly Government Properties, Inc.	34,632	624

EastGroup Properties, Inc.	20,011	2,234

Essential Properties Realty Trust, Inc.	19,932	389

Exantas Capital Corp.	17,157	182

Farmland Partners, Inc.	17,402	111

First Industrial Realty Trust, Inc.	70,859	2,506

Four Corners Property Trust, Inc.	38,333	1,135

Franklin Street Properties Corp.	58,944	424

Front Yard Residential Corp.	28,356	263

GEO Group (The), Inc.	68,503	1,315

Getty Realty Corp.	18,792	602

Gladstone Commercial Corp.	16,152	335

Gladstone Land Corp.	8,374	106

Global Medical REIT, Inc.	12,947	127

Global Net Lease, Inc.	43,611	824

Granite Point Mortgage Trust, Inc.	28,881	536

Great Ajax Corp.	9,319	128

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,906	869

Healthcare Realty Trust, Inc.	70,443	2,262

Hersha Hospitality Trust	20,147	345

Independence Realty Trust, Inc.	50,963	550

Industrial Logistics Properties Trust	36,765	742

InfraREIT, Inc.	24,948	523

Innovative Industrial Properties, Inc.	5,190	424

Invesco Mortgage Capital, Inc.	73,187	1,156

Investors Real Estate Trust	6,751	404

iStar, Inc.	37,599	317

Jernigan Capital, Inc.	10,878	229

Kite Realty Group Trust	46,720	747

KKR Real Estate Finance Trust, Inc.	12,038	241

Ladder Capital Corp.	52,563	895

Lexington Realty Trust	119,928	1,087

LTC Properties, Inc.	22,239	1,019

Mack-Cali Realty Corp.	51,683	1,147

MedEquities Realty Trust, Inc.	15,758	175

Monmouth Real Estate Investment Corp.	51,041	673

National Health Investors, Inc.	23,227	1,824

National Storage Affiliates Trust	31,995	912

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Real Estate Investment Trusts – 8.0% – continued

New Senior Investment Group, Inc.	41,828	$228

New York Mortgage Trust, Inc.	96,827	590

NexPoint Residential Trust, Inc.	10,496	402

NorthStar Realty Europe Corp.	25,289	439

Office Properties Income Trust	26,866	743

One Liberty Properties, Inc.	8,561	248

Orchid Island Capital, Inc.	27,458	181

Pebblebrook Hotel Trust	73,947	2,297

Pennsylvania Real Estate Investment Trust	38,829	244

PennyMac Mortgage Investment Trust	33,885	702

Physicians Realty Trust	103,470	1,946

Piedmont Office Realty Trust, Inc., Class A	71,937	1,500

PotlatchDeltic Corp.	37,803	1,429

Preferred Apartment Communities, Inc., Class A	22,997	341

PS Business Parks, Inc.	11,306	1,773

QTS Realty Trust, Inc., Class A	28,806	1,296

Ready Capital Corp.	16,745	246

Redwood Trust, Inc.	54,438	879

Retail Opportunity Investments Corp.	63,467	1,100

Rexford Industrial Realty, Inc.	52,287	1,872

RLJ Lodging Trust	98,423	1,729

RPT Realty	44,933	540

Ryman Hospitality Properties, Inc.	25,370	2,086

Sabra Health Care REIT, Inc.	100,732	1,961

Safehold, Inc.	4,354	95

Saul Centers, Inc.	6,649	342

Seritage Growth Properties, Class A	18,490	822

Spirit MTA REIT	24,271	158

STAG Industrial, Inc.	55,338	1,641

Summit Hotel Properties, Inc.	58,262	665

Sunstone Hotel Investors, Inc.	129,301	1,862

Tanger Factory Outlet Centers, Inc.	52,447	1,100

Terreno Realty Corp.	34,282	1,441

Tier REIT, Inc.	30,355	870

TPG RE Finance Trust, Inc.	19,806	388

Transcontinental Realty Investors, Inc. *	1,024	32

UMH Properties, Inc.	19,138	269

Universal Health Realty Income Trust	7,260	550

Urban Edge Properties	61,829	1,175

Urstadt Biddle Properties, Inc., Class A	16,610	343

Washington Prime Group, Inc.	105,780	598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Real Estate Investment Trusts – 8.0% – continued

Washington Real Estate Investment Trust	45,278	$1,285

Western Asset Mortgage Capital Corp.	26,261	269

Whitestone REIT	21,863	263

Xenia Hotels & Resorts, Inc.	64,291	1,409
		93,195

Recreational Facilities & Services – 0.5%

AMC Entertainment Holdings, Inc., Class A	29,791	442

Drive Shack, Inc. *	33,395	150

International Speedway Corp., Class A	13,380	584

Marcus (The) Corp.	11,425	458

Planet Fitness, Inc., Class A *	50,269	3,454

RCI Hospitality Holdings, Inc.	5,110	117

Reading International, Inc., Class A *	9,318	149

SeaWorld Entertainment, Inc. *	31,014	799

Speedway Motorsports, Inc.	6,255	90

Town Sports International Holdings, Inc. *	8,785	42
		6,285

Renewable Energy – 0.4%

Ameresco, Inc., Class A *	10,667	173

EnerSys	24,676	1,608

Enphase Energy, Inc. *	49,322	455

FuelCell Energy, Inc. *	49,498	12

FutureFuel Corp.	14,721	197

Green Plains, Inc.	22,080	368

Plug Power, Inc. *	120,774	290

Renewable Energy Group, Inc. *	20,759	456

REX American Resources Corp. *	3,227	260

SunPower Corp. *	34,445	224

Sunrun, Inc. *	54,687	769

TPI Composites, Inc. *	8,418	241

Vivint Solar, Inc. *	23,018	115
		5,168

Retail – Consumer Staples – 1.0%

Big Lots, Inc.	22,704	863

BJ’s Wholesale Club Holdings, Inc. *	72,467	1,986

Five Below, Inc. *	31,014	3,854

Ingles Markets, Inc., Class A	7,960	220

Natural Grocers by Vitamin Cottage, Inc. *	5,056	60

Ollie’s Bargain Outlet Holdings, Inc. *	28,165	2,403

PriceSmart, Inc.	12,461	734

Rite Aid Corp. *	605,090	384

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – Consumer Staples – 1.0% – continued

Smart & Final Stores, Inc. *	13,811	$68

SpartanNash Co.	20,460	325

Village Super Market, Inc., Class A	4,695	128

Weis Markets, Inc.	5,472	223
		11,248

Retail – Discretionary – 3.7%

1-800-Flowers.com, Inc., Class A *	14,913	272

Abercrombie & Fitch Co., Class A	37,481	1,027

American Eagle Outfitters, Inc.	91,292	2,024

America’s Car-Mart, Inc. *	3,285	300

Asbury Automotive Group, Inc. *	10,941	759

Ascena Retail Group, Inc. *	100,189	108

At Home Group, Inc. *	25,378	453

Avis Budget Group, Inc. *	37,143	1,295

Barnes & Noble Education, Inc. *	22,493	94

Barnes & Noble, Inc.	33,840	184

Bassett Furniture Industries, Inc.	5,658	93

Beacon Roofing Supply, Inc. *	38,521	1,239

Bed Bath & Beyond, Inc.	74,836	1,271

Big 5 Sporting Goods Corp.	9,801	31

BlueLinx Holdings, Inc. *	4,943	132

BMC Stock Holdings, Inc. *	38,583	682

Boot Barn Holdings, Inc. *	15,947	469

Buckle (The), Inc.	16,472	308

Builders FirstSource, Inc. *	63,869	852

Caleres, Inc.	23,699	585

Carvana Co. *	18,363	1,066

Cato (The) Corp., Class A	12,632	189

Chico’s FAS, Inc.	70,321	300

Children’s Place (The), Inc.	8,932	869

Citi Trends, Inc.	6,925	134

Conn’s, Inc. *	11,079	253

Container Store Group (The), Inc. *	8,317	73

Dillard’s, Inc., Class A	6,314	455

DSW, Inc., Class A	38,772	861

Duluth Holdings, Inc., Class B *	4,562	109

Ethan Allen Interiors, Inc.	13,755	263

Etsy, Inc. *	67,847	4,561

Express, Inc. *	38,270	164

EZCORP, Inc., Class A *	29,398	274

FirstCash, Inc.	24,291	2,101

Foundation Building Materials, Inc. *	7,976	78

Francesca’s Holdings Corp. *	20,362	14

Freshpet, Inc. *	14,846	628

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – Discretionary – 3.7% – continued

Gaia, Inc. *	6,801	$62

GameStop Corp., Class A	57,314	582

Genesco, Inc. *	11,100	506

GMS, Inc. *	18,605	281

GNC Holdings, Inc., Class A *	46,090	126

Group 1 Automotive, Inc.	10,545	682

Guess?, Inc.	32,489	637

Haverty Furniture Cos., Inc.	10,755	235

Hertz Global Holdings, Inc. *	31,013	539

Hibbett Sports, Inc. *	10,243	234

Hudson Ltd., Class A *	22,483	309

J. Jill, Inc.	9,980	55

J.C. Penney Co., Inc. *	176,243	263

Kirkland’s, Inc. *	8,973	63

Lands’ End, Inc. *	5,722	95

La-Z-Boy, Inc.	26,434	872

Liquidity Services, Inc. *	15,283	118

Lithia Motors, Inc., Class A	12,687	1,177

Lovesac (The) Co. *	3,296	92

Lumber Liquidators Holdings, Inc. *	15,854	160

MarineMax, Inc. *	12,611	242

Monro, Inc.	18,137	1,569

National Vision Holdings, Inc. *	35,830	1,126

Office Depot, Inc.	308,057	1,118

Overstock.com, Inc. *	12,805	213

Party City Holdco, Inc. *	32,722	260

PetIQ, Inc. *	8,805	277

PetMed Express, Inc.	11,408	260

Pier 1 Imports, Inc. *	49,306	38

RH *	10,791	1,111

RTW RetailWinds, Inc. *	17,574	42

Rush Enterprises, Inc., Class A	17,007	711

Rush Enterprises, Inc., Class B	2,465	102

Sally Beauty Holdings, Inc. *	68,733	1,265

Shoe Carnival, Inc.	5,660	193

Signet Jewelers Ltd.	29,661	806

Sleep Number Corp. *	18,475	868

Sonic Automotive, Inc., Class A	13,678	203

Sportsman’s Warehouse Holdings, Inc. *	20,155	97

Tailored Brands, Inc.	28,092	220

Tile Shop Holdings, Inc.	22,729	129

Tilly’s, Inc., Class A	11,900	132

Vera Bradley, Inc. *	12,602	167

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – Discretionary – 3.7% – continued

Winmark Corp.	1,410	$266

Zumiez, Inc. *	10,460	260
		43,333

Semiconductors – 3.0%

ACM Research, Inc., Class A *	4,926	76

Adesto Technologies Corp. *	14,604	88

Alpha & Omega Semiconductor Ltd. *	11,105	128

Amkor Technology, Inc. *	58,742	502

Aquantia Corp. *	11,782	107

AVX Corp.	26,439	458

Axcelis Technologies, Inc. *	18,467	371

AXT, Inc. *	20,625	92

Brooks Automation, Inc.	39,324	1,153

Cabot Microelectronics Corp.	16,092	1,802

CEVA, Inc. *	12,270	331

Cirrus Logic, Inc. *	33,845	1,424

Cohu, Inc.	22,404	330

Cree, Inc. *	58,744	3,361

CTS Corp.	18,495	543

Diodes, Inc. *	22,784	791

Entegris, Inc.	80,502	2,873

FormFactor, Inc. *	41,786	672

II-VI, Inc. *	35,549	1,324

Impinj, Inc. *	9,071	152

Inphi Corp. *	24,609	1,076

Integrated Device Technology, Inc. *	73,533	3,602

KEMET Corp.	31,691	538

Lattice Semiconductor Corp. *	66,553	794

MACOM Technology Solutions Holdings, Inc. *	26,197	438

MaxLinear, Inc. *	35,873	916

Maxwell Technologies, Inc. *	24,155	108

Nanometrics, Inc. *	13,118	405

NeoPhotonics Corp. *	20,614	130

NVE Corp.	2,682	262

Park Electrochemical Corp.	11,085	174

Photronics, Inc. *	36,468	345

Power Integrations, Inc.	16,230	1,135

Rambus, Inc. *	60,254	630

Rudolph Technologies, Inc. *	18,101	413

Semtech Corp. *	36,881	1,878

Silicon Laboratories, Inc. *	24,448	1,977

Synaptics, Inc. *	19,611	779

Ultra Clean Holdings, Inc. *	22,052	228

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Semiconductors – 3.0% – continued

Veeco Instruments, Inc. *	26,999	$293

Vishay Intertechnology, Inc.	74,954	1,384

Xperi Corp.	27,254	638
		34,721

Software – 5.9%

ACI Worldwide, Inc. *	65,092	2,140

Agilysys, Inc. *	8,925	189

Allscripts Healthcare Solutions, Inc. *	99,421	948

Altair Engineering, Inc., Class A *	14,112	519

Alteryx, Inc., Class A *	16,534	1,387

Amber Road, Inc. *	13,065	113

American Software, Inc., Class A	16,069	192

Anaplan, Inc. *	10,133	399

Appfolio, Inc., Class A *	8,835	702

Asure Software, Inc. *	7,416	45

Avaya Holdings Corp. *	59,071	994

Avid Technology, Inc. *	14,727	110

Benefitfocus, Inc. *	16,079	796

Blackbaud, Inc.	27,349	2,181

Blackline, Inc. *	20,767	962

Bottomline Technologies DE, Inc. *	24,099	1,207

Box, Inc., Class A *	71,754	1,386

Brightcove, Inc. *	21,197	178

Calix, Inc. *	25,882	199

Carbon Black, Inc. *	21,674	302

Carbonite, Inc. *	18,401	457

Castlight Health, Inc., Class B *	43,815	164

ChannelAdvisor Corp. *	14,793	180

Cision Ltd. *	37,890	522

Cloudera, Inc. *	114,218	1,250

CommVault Systems, Inc. *	22,799	1,476

Computer Programs & Systems, Inc.	6,424	191

Cornerstone OnDemand, Inc. *	30,776	1,686

Coupa Software, Inc. *	31,737	2,887

Daily Journal Corp. *	624	134

Domo, Inc., Class B *	9,578	386

Donnelley Financial Solutions, Inc. *	19,308	287

Ebix, Inc.	13,770	680

eGain Corp. *	9,805	102

Envestnet, Inc. *	25,456	1,665

Everbridge, Inc. *	16,611	1,246

Evolent Health, Inc., Class A *	39,096	492

Exela Technologies, Inc. *	26,271	88

Five9, Inc. *	32,479	1,716

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Software – 5.9% – continued

ForeScout Technologies, Inc. *	17,539	$735

Glu Mobile, Inc. *	64,381	704

HubSpot, Inc. *	21,036	3,496

Immersion Corp. *	14,399	121

InnerWorkings, Inc. *	23,380	85

Inovalon Holdings, Inc., Class A *	38,740	482

Instructure, Inc. *	17,962	846

j2 Global, Inc.	26,588	2,303

KeyW Holding (The) Corp. *	27,521	237

Limelight Networks, Inc. *	61,127	197

LivePerson, Inc. *	33,440	970

Majesco *	3,099	22

MicroStrategy, Inc., Class A *	4,909	708

Mitek Systems, Inc. *	18,605	228

MobileIron, Inc. *	43,037	235

Model N, Inc. *	14,622	256

Monotype Imaging Holdings, Inc.	22,879	455

NantHealth, Inc. *	10,975	10

New Relic, Inc. *	25,715	2,538

NextGen Healthcare, Inc. *	30,820	519

Omnicell, Inc. *	21,925	1,772

OneSpan, Inc. *	17,856	343

Park City Group, Inc. *	7,514	60

Paylocity Holding Corp. *	16,406	1,463

PDF Solutions, Inc. *	15,453	191

Progress Software Corp.	25,274	1,121

PROS Holdings, Inc. *	17,851	754

Q2 Holdings, Inc. *	21,170	1,466

QAD, Inc., Class A	5,843	252

Qualys, Inc. *	19,269	1,594

Rapid7, Inc. *	20,908	1,058

Remark Holdings, Inc. *	16,527	31

SailPoint Technologies Holding, Inc. *	39,470	1,134

SecureWorks Corp., Class A *	5,133	94

Simulations Plus, Inc.	6,689	141

SPS Commerce, Inc. *	9,720	1,031

SVMK, Inc. *	10,265	187

Tabula Rasa HealthCare, Inc. *	9,970	563

Telenav, Inc. *	17,747	108

Tenable Holdings, Inc. *	17,030	539

TiVo Corp.	69,185	645

Upland Software, Inc. *	8,961	380

USA Technologies, Inc. *	31,714	132

Varonis Systems, Inc. *	15,974	953

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Software – 5.9% – continued

Verint Systems, Inc. *	36,596	$2,191

Veritone, Inc. *	4,330	23

VirnetX Holding Corp. *	34,311	217

Workiva, Inc. *	16,379	830

Yext, Inc. *	48,387	1,058

Zscaler, Inc. *	34,488	2,446
		68,482

Specialty Finance – 2.1%

Aircastle Ltd.	31,130	630

Altisource Portfolio Solutions S.A. *	5,559	132

Arlington Asset Investment Corp., Class A	16,682	133

Cardtronics PLC, Class A *	22,414	798

Cass Information Systems, Inc.	8,118	384

Curo Group Holdings Corp. *	6,976	70

Deluxe Corp.	26,388	1,154

Elevate Credit, Inc. *	12,297	53

Ellie Mae, Inc. *	19,637	1,938

Encore Capital Group, Inc. *	14,579	397

Enova International, Inc. *	18,742	428

Essent Group Ltd. *	54,530	2,369

Everi Holdings, Inc. *	37,259	392

Evo Payments, Inc., Class A *	14,144	411

Federal Agricultural Mortgage Corp., Class C	5,152	373

Flagstar Bancorp, Inc.	16,712	550

GATX Corp.	21,263	1,624

General Finance Corp. *	5,941	55

Green Dot Corp., Class A *	27,337	1,658

HFF, Inc., Class A	21,237	1,014

I3 Verticals, Inc., Class A *	5,296	127

Impac Mortgage Holdings, Inc. *	6,154	24

Investors Title Co.	770	122

LendingClub Corp. *	180,337	557

LendingTree, Inc. *	4,506	1,584

Marlin Business Services Corp.	4,755	102

Meta Financial Group, Inc.	16,082	317

MGIC Investment Corp. *	201,979	2,664

MoneyGram International, Inc. *	19,469	40

Mr Cooper Group, Inc. *	42,467	407

Nelnet, Inc., Class A	10,658	587

Ocwen Financial Corp. *	64,173	117

On Deck Capital, Inc. *	29,454	160

PennyMac Financial Services, Inc.	11,243	250

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Specialty Finance – 2.1% – continued

PRA Group, Inc. *	25,141	$674

Regional Management Corp. *	5,268	129

Stewart Information Services Corp.	13,401	572

Walker & Dunlop, Inc.	15,641	796

Willis Lease Finance Corp. *	1,611	68

World Acceptance Corp. *	3,470	406
		24,266

Technology Services – 2.1%

CACI International, Inc., Class A *	13,938	2,537

CSG Systems International, Inc.	18,628	788

Endurance International Group

Holdings, Inc. *	40,181	291

EVERTEC, Inc.	34,426	957

ExlService Holdings, Inc. *	18,861	1,132

Forrester Research, Inc.	5,871	284

ICF International, Inc.	10,234	779

LiveRamp Holdings, Inc. *	38,475	2,100

ManTech International Corp., Class A	14,934	807

MAXIMUS, Inc.	36,242	2,573

Medidata Solutions, Inc. *	32,744	2,398

NIC, Inc.	36,362	621

Perficient, Inc. *	18,306	501

Perspecta, Inc.	80,814	1,634

PFSweb, Inc. *	9,247	48

Presidio, Inc.	23,304	345

Rimini Street, Inc. *	5,958	30

Science Applications International Corp.	28,645	2,204

ServiceSource International, Inc. *	46,513	43

Sykes Enterprises, Inc. *	22,567	638

Travelport Worldwide Ltd.	71,630	1,127

TTEC Holdings, Inc.	8,070	292

Unisys Corp. *	28,957	338

Value Line, Inc.	669	17

Virtusa Corp. *	16,076	859

WageWorks, Inc. *	22,382	845
		24,188

Telecom – 0.9%

8x8, Inc. *	53,098	1,073

ATN International, Inc.	5,908	333

Cincinnati Bell, Inc. *	26,176	250

Cogent Communications Holdings, Inc.	23,892	1,296

Consolidated Communications

Holdings, Inc.	39,636	432

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Telecom – 0.9% – continued

Frontier Communications Corp. *	58,172	$116

Fusion Connect, Inc. *	12,656	17

Gogo, Inc. *	31,628	142

GTT Communications, Inc. *	24,005	833

HC2 Holdings, Inc. *	24,909	61

Intelsat S.A. *	31,288	490

Internap Corp. *	14,250	71

Iridium Communications, Inc. *	54,333	1,437

Loral Space & Communications, Inc. *	7,336	264

NII Holdings, Inc. *	51,370	101

Ooma, Inc. *	10,831	143

ORBCOMM, Inc. *	41,357	280

RigNet, Inc. *	8,238	81

Shenandoah Telecommunications Co.	26,631	1,181

Spok Holdings, Inc.	10,053	137

Vonage Holdings Corp. *	126,131	1,266

Zix Corp. *	29,700	204
		10,208

Transportation & Logistics – 1.2%

Air Transport Services Group, Inc. *	32,875	758

ArcBest Corp.	14,524	447

Ardmore Shipping Corp. *	18,835	116

Atlas Air Worldwide Holdings, Inc. *	13,398	677

Costamare, Inc.	28,661	149

Covenant Transportation Group, Inc., Class A *	7,015	133

CryoPort, Inc. *	15,653	202

Daseke, Inc. *	22,340	114

DHT Holdings, Inc.	51,852	231

Dorian LPG Ltd. *	15,179	97

Eagle Bulk Shipping, Inc. *	27,191	126

Echo Global Logistics, Inc. *	16,088	399

Forward Air Corp.	16,512	1,069

Frontline Ltd. *	43,269	280

GasLog Ltd.	22,833	399

Genco Shipping & Trading Ltd. *	5,754	43

Golar LNG Ltd.	53,382	1,126

Heartland Express, Inc.	26,390	509

Hub Group, Inc., Class A *	18,468	754

International Seaways, Inc. *	12,263	210

Marten Transport Ltd.	22,108	394

Matson, Inc.	23,922	863

Mobile Mini, Inc.	25,093	852

Nordic American Tankers Ltd.	80,710	163

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Transportation & Logistics – 1.2% – continued

Overseas Shipholding Group, Inc., Class A *	34,546	$79

P.A.M. Transportation Services, Inc. *	1,305	64

Park-Ohio Holdings Corp.	5,131	166

Radiant Logistics, Inc. *	22,837	144

Safe Bulkers, Inc. *	29,344	43

Saia, Inc. *	14,493	886

Scorpio Bulkers, Inc.	30,459	117

Scorpio Tankers, Inc.	26,050	517

SEACOR Holdings, Inc. *	9,629	407

SEACOR Marine Holdings, Inc. *	9,354	124

Ship Finance International Ltd.	45,669	564

Teekay Corp.	39,097	153

Teekay Tankers Ltd., Class A *	110,608	107

US Xpress Enterprises, Inc., Class A *	12,546	83

USA Truck, Inc. *	4,206	61

Werner Enterprises, Inc.	26,616	909

YRC Worldwide, Inc. *	19,481	130
		14,665

Transportation Equipment – 0.3%

Blue Bird Corp. *	8,833	150

Commercial Vehicle Group, Inc. *	16,727	128

FreightCar America, Inc. *	7,181	44

Greenbrier (The) Cos., Inc.	17,845	575

Meritor, Inc. *	45,731	931

Navistar International Corp. *	27,797	898

REV Group, Inc.	16,819	184

Spartan Motors, Inc.	19,029	168

Wabash National Corp.	31,362	425
		3,503

Utilities – 3.7%

ALLETE, Inc.	29,213	2,402

American States Water Co.	20,731	1,478

Artesian Resources Corp., Class A	4,373	163

Atlantic Power Corp. *	59,703	150

Avista Corp.	37,132	1,508

Black Hills Corp.	30,427	2,254

California Water Service Group	27,197	1,476

Chesapeake Utilities Corp.	8,944	816

Clearway Energy, Inc., Class A	19,706	287

Clearway Energy, Inc., Class C	41,519	627

Connecticut Water Service, Inc.	6,792	466

Consolidated Water Co. Ltd.	8,081	104

El Paso Electric Co.	22,910	1,348

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS — 98.7% – continued

Utilities – 3.7% – continued

Global Water Resources, Inc.	5,858	$57

IDACORP, Inc.	28,622	2,849

MGE Energy, Inc.	19,754	1,343

Middlesex Water Co.	8,964	502

New Jersey Resources Corp.	49,477	2,463

Northwest Natural Holding Co.	16,189	1,062

NorthWestern Corp.	28,659	2,018

ONE Gas, Inc.	29,615	2,637

Ormat Technologies, Inc.	22,699	1,252

Otter Tail Corp.	22,271	1,110

Pattern Energy Group, Inc., Class A	46,241	1,017

PICO Holdings, Inc. *	11,001	109

PNM Resources, Inc.	45,168	2,138

PNM Resources, Inc. – (Fractional Shares) (1)	50,000	–

Portland General Electric Co.	50,738	2,630

Pure Cycle Corp. *	9,521	94

RGC Resources, Inc.	4,294	114

SJW Group	13,468	832

South Jersey Industries, Inc.	52,717	1,691

Southwest Gas Holdings, Inc.	30,062	2,473

Spark Energy, Inc., Class A	7,063	63

Spire, Inc.	27,972	2,302

TerraForm Power, Inc., Class A	41,272	567

Unitil Corp.	8,193	444

York Water (The) Co.	7,351	252
		43,098

Waste & Environment Services & Equipment – 0.7%

Advanced Disposal Services, Inc. *	41,403	1,159

AquaVenture Holdings Ltd. *	6,337	123

Casella Waste Systems, Inc., Class A *	24,758	880

CECO Environmental Corp. *	16,769	121

Charah Solutions, Inc. *	4,353	28

Covanta Holding Corp.	66,506	1,151

Energy Recovery, Inc. *	20,336	178

ESCO Technologies, Inc.	14,553	975

Evoqua Water Technologies Corp. *	42,813	539

Heritage-Crystal Clean, Inc. *	8,258	227

Tetra Tech, Inc.	31,392	1,871

US Ecology, Inc.	12,353	691
		7,943
Total Common Stocks
(Cost $831,959)		1,151,673

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) (1)*	3,681	$–

Tobira Therapeutics, Inc. (Contingent Value Rights) (3)*	5,175	40
		40

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (3)*	15,653	8
Total Rights
(Cost $71)		48

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	1,200	–

Escrow Position PetroCorp *	420	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (4)(5)	12,735,089	12,735
Total Investment Companies
(Cost $12,735)		12,735

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.45%, 7/18/19 (6)(7)	$1,365	$1,355
Total Short-Term Investments
(Cost $1,355)		1,355

Total Investments – 99.9%
(Cost $846,120)		1,165,811

Other Assets less Liabilities – 0.1%		1,281
NET ASSETS – 100.0%		$1,167,092

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Value rounds to less than one thousand.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2019 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued MARCH 31, 2019

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini Russell 2000 Index	247	$19,066	Long	6/19	$128

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	3.2%
Consumer Discretionary	12.0
Consumer Staples	2.8
Energy	3.7
Financials	17.1
Health Care	16.0
Industrials	14.4
Information Technology	15.6
Materials	3.8
Real Estate	7.6
Utilities	3.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,151,673	$–	$–	$1,151,673
Rights (1)	–	–	48	48
Investment Companies	12,735	–	–	12,735
Short-Term Investments	–	1,355	–	1,355
Total Investments	$1,164,408	$1,355	$48	$1,165,811

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$128	$–	$–	$128

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace & Defense – 2.5%

Arconic, Inc.	154,059	$2,944

Boeing (The) Co.	187,585	71,549

General Dynamics Corp.	96,726	16,374

Harris Corp.	42,109	6,725

Huntington Ingalls Industries, Inc.	14,823	3,071

L3 Technologies, Inc.	28,313	5,843

Lockheed Martin Corp.	87,775	26,347

Northrop Grumman Corp.	60,596	16,337

Raytheon Co.	100,760	18,346

Textron, Inc.	83,772	4,244

TransDigm Group, Inc. *	17,371	7,886

United Technologies Corp.	289,385	37,299
		216,965

Apparel & Textile Products – 0.7%

Capri Holdings Ltd. *	54,462	2,492

Hanesbrands, Inc.	128,966	2,306

NIKE, Inc., Class B	449,353	37,840

PVH Corp.	27,040	3,297

Ralph Lauren Corp.	18,812	2,440

Under Armour, Inc., Class A *	67,451	1,426

Under Armour, Inc., Class C *	69,231	1,306

VF Corp.	115,776	10,062
		61,169

Asset Management – 0.8%

Affiliated Managers Group, Inc.	18,562	1,988

Ameriprise Financial, Inc.	48,370	6,196

BlackRock, Inc.	43,443	18,566

Charles Schwab (The) Corp.	423,515	18,110

E*TRADE Financial Corp.	87,935	4,083

Franklin Resources, Inc.	105,496	3,496

Invesco Ltd.	141,708	2,736

Raymond James Financial, Inc.	45,312	3,644

T. Rowe Price Group, Inc.	84,348	8,445
		67,264

Automotive – 0.5%

Aptiv PLC	92,808	7,377

BorgWarner, Inc.	74,334	2,855

Ford Motor Co.	1,394,879	12,247

General Motors Co.	467,941	17,361

Harley-Davidson, Inc.	56,934	2,030
		41,870

Banking – 5.3%

Bank of America Corp.	3,206,877	88,478

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 5.3% – continued

BB&T Corp.	272,630	$12,685

Citigroup, Inc.	839,502	52,234

Citizens Financial Group, Inc.	164,338	5,341

Comerica, Inc.	56,761	4,162

Fifth Third Bancorp	274,809	6,931

First Republic Bank	58,827	5,910

Huntington Bancshares, Inc.	373,685	4,738

JPMorgan Chase & Co.	1,168,936	118,331

KeyCorp	360,108	5,672

M&T Bank Corp.	49,455	7,765

People’s United Financial, Inc.	140,374	2,308

PNC Financial Services Group (The), Inc.	161,940	19,864

Regions Financial Corp.	363,270	5,140

SunTrust Banks, Inc.	158,238	9,376

SVB Financial Group *	18,787	4,177

US Bancorp	537,163	25,886

Wells Fargo & Co.	1,461,763	70,632

Zions Bancorporation	66,441	3,017
		452,647

Biotechnology & Pharmaceuticals – 7.1%

AbbVie, Inc.	526,613	42,440

Alexion Pharmaceuticals, Inc. *	79,777	10,784

Allergan PLC	111,616	16,342

Amgen, Inc.	222,156	42,205

Biogen, Inc. *	70,226	16,600

Bristol-Myers Squibb Co.	582,863	27,808

Celgene Corp. *	250,744	23,655

Eli Lilly & Co.	308,329	40,009

Gilead Sciences, Inc.	455,360	29,603

Incyte Corp. *	63,423	5,455

Johnson & Johnson	950,756	132,906

Merck & Co., Inc.	921,498	76,641

Mylan N.V. *	184,054	5,216

Nektar Therapeutics *	62,146	2,088

Perrigo Co. PLC	44,721	2,154

Pfizer, Inc.	1,981,998	84,176

Regeneron Pharmaceuticals, Inc. *	27,981	11,490

Vertex Pharmaceuticals, Inc. *	91,271	16,789

Zoetis, Inc.	170,909	17,205
		603,566

Chemicals – 2.3%

3M Co.	205,564	42,712

Air Products & Chemicals, Inc.	78,418	14,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Chemicals – 2.3% – continued

Albemarle Corp.	37,649	$3,087

Avery Dennison Corp.	29,974	3,387

Celanese Corp.	45,735	4,510

CF Industries Holdings, Inc.	79,564	3,253

DowDuPont, Inc.	804,970	42,913

Eastman Chemical Co.	49,900	3,786

FMC Corp.	48,074	3,693

International Flavors & Fragrances, Inc.	36,168	4,658

Linde PLC	196,734	34,611

LyondellBasell Industries N.V., Class A	108,657	9,136

Mosaic (The) Co.	126,600	3,457

PPG Industries, Inc.	84,223	9,506

Sherwin-Williams (The) Co.	29,130	12,547
		196,231

Commercial Services – 0.3%

Cintas Corp.	30,226	6,109

Ecolab, Inc.	90,443	15,967

H&R Block, Inc.	73,755	1,765

Robert Half International, Inc.	42,495	2,769

Rollins, Inc.	52,757	2,196
		28,806

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	22,255	4,477

Vulcan Materials Co.	47,072	5,574
		10,051

Consumer Products – 5.8%

Altria Group, Inc.	669,196	38,432

Archer-Daniels-Midland Co.	199,987	8,625

Brown-Forman Corp., Class B	59,425	3,136

Campbell Soup Co.	68,869	2,626

Church & Dwight Co., Inc.	87,783	6,253

Clorox (The) Co.	45,752	7,341

Coca-Cola (The) Co.	1,373,704	64,372

Colgate-Palmolive Co.	307,657	21,087

Conagra Brands, Inc.	173,371	4,809

Constellation Brands, Inc., Class A	59,458	10,425

Coty, Inc., Class A	161,297	1,855

Estee Lauder (The) Cos., Inc., Class A	77,853	12,889

General Mills, Inc.	213,061	11,026

Hershey (The) Co.	49,606	5,696

Hormel Foods Corp.	97,383	4,359

JM Smucker (The) Co.	40,616	4,732

Kellogg Co.	89,526	5,137

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Consumer Products – 5.8% – continued

Kimberly-Clark Corp.	122,992	$15,239

Kraft Heinz (The) Co.	222,037	7,250

Lamb Weston Holdings, Inc.	52,303	3,920

McCormick & Co., Inc. (Non Voting)	43,779	6,594

Molson Coors Brewing Co., Class B	66,991	3,996

Mondelez International, Inc., Class A	515,394	25,728

Monster Beverage Corp. *	139,615	7,620

PepsiCo, Inc.	501,489	61,457

Philip Morris International, Inc.	554,982	49,055

Procter & Gamble (The) Co.	893,087	92,926

Tyson Foods, Inc., Class A	105,421	7,319
		493,904

Containers & Packaging – 0.3%

Ball Corp.	119,354	6,906

International Paper Co.	142,867	6,610

Packaging Corp. of America	33,725	3,352

Sealed Air Corp.	55,693	2,565

Westrock Co.	91,144	3,495
		22,928

Distributors – Consumer Staples – 0.1%

Sysco Corp.	168,656	11,259

Distributors – Discretionary – 0.1%

Copart, Inc. *	71,684	4,343

LKQ Corp. *	112,108	3,182
		7,525

Electrical Equipment – 2.2%

A.O. Smith Corp.	50,617	2,699

Allegion PLC	33,738	3,060

AMETEK, Inc.	81,084	6,728

Amphenol Corp., Class A	106,417	10,050

Eaton Corp. PLC	151,225	12,183

Emerson Electric Co.	219,416	15,023

Fortive Corp.	105,128	8,819

General Electric Co.	3,107,747	31,046

Honeywell International, Inc.	260,298	41,367

Ingersoll-Rand PLC	86,456	9,333

Johnson Controls International PLC	325,853	12,037

Keysight Technologies, Inc. *	67,022	5,844

Rockwell Automation, Inc.	42,676	7,488

Roper Technologies, Inc.	36,988	12,649

TE Connectivity Ltd.	120,968	9,768
		188,094

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Engineering & Construction Services – 0.1%

Fluor Corp.	49,812	$1,833

Jacobs Engineering Group, Inc.	41,839	3,146

Quanta Services, Inc.	50,470	1,905
		6,884

Gaming, Lodging & Restaurants – 1.8%

Carnival Corp.	142,974	7,252

Chipotle Mexican Grill, Inc. *	8,675	6,162

Darden Restaurants, Inc.	44,045	5,350

Hilton Worldwide Holdings, Inc.	104,559	8,690

Marriott International, Inc., Class A	100,661	12,592

McDonald’s Corp.	273,232	51,887

MGM Resorts International	182,115	4,673

Norwegian Cruise Line Holdings Ltd. *	77,667	4,269

Royal Caribbean Cruises Ltd.	61,247	7,020

Starbucks Corp.	444,001	33,007

Wynn Resorts Ltd.	34,532	4,120

Yum! Brands, Inc.	109,413	10,920
		155,942

Hardware – 5.4%

Apple, Inc.	1,599,226	303,773

Arista Networks, Inc. *	18,654	5,866

Cisco Systems, Inc.	1,571,554	84,848

Corning, Inc.	280,858	9,296

F5 Networks, Inc. *	21,218	3,330

FLIR Systems, Inc.	48,352	2,301

Garmin Ltd.	43,278	3,737

Hewlett Packard Enterprise Co.	491,568	7,585

HP, Inc.	547,511	10,638

Juniper Networks, Inc.	124,188	3,287

Motorola Solutions, Inc.	58,500	8,215

NetApp, Inc.	88,171	6,114

Seagate Technology PLC	91,527	4,383

Western Digital Corp.	103,831	4,990

Xerox Corp.	71,342	2,281
		460,644

Health Care Facilities & Services – 2.8%

AmerisourceBergen Corp.	55,860	4,442

Anthem, Inc.	91,752	26,331

Cardinal Health, Inc.	106,369	5,122

Centene Corp. *	147,487	7,832

Cigna Corp.	135,677	21,820

CVS Health Corp.	463,053	24,972

DaVita, Inc. *	45,124	2,450

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Health Care Facilities & Services – 2.8% – continued

HCA Healthcare, Inc.	95,384	$12,436

Henry Schein, Inc. *	54,083	3,251

Humana, Inc.	48,393	12,872

IQVIA Holdings, Inc. *	56,484	8,125

Laboratory Corp. of America Holdings *	35,195	5,384

McKesson Corp.	68,474	8,016

Quest Diagnostics, Inc.	47,919	4,309

UnitedHealth Group, Inc.	342,558	84,701

Universal Health Services, Inc., Class B	29,811	3,988

WellCare Health Plans, Inc. *	17,844	4,813
		240,864

Home & Office Products – 0.5%

D.R. Horton, Inc.	121,466	5,026

Fortune Brands Home & Security, Inc.	50,097	2,385

Leggett & Platt, Inc.	46,752	1,974

Lennar Corp., Class A	102,048	5,010

Masco Corp.	105,126	4,133

Mohawk Industries, Inc. *	21,933	2,767

Newell Brands, Inc.	138,813	2,129

PulteGroup, Inc.	90,957	2,543

Snap-on, Inc.	19,884	3,112

Stanley Black & Decker, Inc.	54,031	7,358

Whirlpool Corp.	22,772	3,026
		39,463

Industrial Services – 0.2%

Fastenal Co.	102,169	6,571

United Rentals, Inc. *	28,410	3,246

W.W. Grainger, Inc.	16,101	4,845
		14,662

Institutional Financial Services – 1.4%

Bank of New York Mellon (The) Corp.	313,619	15,816

Cboe Global Markets, Inc.	40,056	3,823

CME Group, Inc.	127,732	21,022

Goldman Sachs Group (The), Inc.	122,269	23,475

Intercontinental Exchange, Inc.	202,969	15,454

Jefferies Financial Group, Inc.	94,354	1,773

Morgan Stanley	463,681	19,567

Nasdaq, Inc.	41,340	3,617

Northern Trust Corp. (1)	77,976	7,050

State Street Corp.	135,181	8,896
		120,493

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Insurance – 4.0%

Aflac, Inc.	267,906	$13,395

Allstate (The) Corp.	118,524	11,163

American International Group, Inc.	310,398	13,366

Aon PLC	85,684	14,626

Arthur J. Gallagher & Co.	65,723	5,133

Assurant, Inc.	22,073	2,095

Berkshire Hathaway, Inc., Class B *	694,226	139,463

Brighthouse Financial, Inc. *	41,638	1,511

Chubb Ltd.	163,654	22,925

Cincinnati Financial Corp.	54,101	4,647

Everest Re Group Ltd.	14,520	3,136

Hartford Financial Services Group (The), Inc.	128,346	6,381

Lincoln National Corp.	72,930	4,281

Loews Corp.	97,634	4,680

Marsh & McLennan Cos., Inc.	180,335	16,933

MetLife, Inc.	341,746	14,548

Principal Financial Group, Inc.	92,400	4,638

Progressive (The) Corp.	208,461	15,028

Prudential Financial, Inc.	146,011	13,415

Torchmark Corp.	36,174	2,964

Travelers (The) Cos., Inc.	93,988	12,891

Unum Group	76,607	2,592

Willis Towers Watson PLC	46,108	8,099
		337,910

Iron & Steel – 0.1%

Nucor Corp.	109,042	6,363

Leisure Products – 0.1%

Hasbro, Inc.	41,323	3,513

Mattel, Inc. *	123,764	1,609
		5,122

Machinery – 1.0%

Caterpillar, Inc.	205,468	27,839

Deere & Co.	113,700	18,174

Dover Corp.	51,714	4,851

Flowserve Corp.	46,797	2,112

Illinois Tool Works, Inc.	107,762	15,467

Parker-Hannifin Corp.	46,179	7,925

Xylem, Inc.	64,096	5,066
		81,434

Media – 8.1%

Alphabet, Inc., Class A *	106,874	125,779

Alphabet, Inc., Class C *	109,736	128,754

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Media – 8.1% – continued

Booking Holdings, Inc. *	16,070	$28,041

CBS Corp., Class B (Non Voting)	124,085	5,898

Charter Communications, Inc., Class A *	61,944	21,489

Comcast Corp., Class A	1,612,372	64,463

Discovery, Inc., Class A *	55,981	1,513

Discovery, Inc., Class C *	128,947	3,278

DISH Network Corp., Class A *	82,189	2,605

Expedia Group, Inc.	41,740	4,967

Facebook, Inc., Class A *	851,655	141,962

Fox Corp., Class A *	125,945	4,623

Fox Corp., Class B *	57,957	2,079

Interpublic Group of (The) Cos., Inc.	137,055	2,880

Netflix, Inc. *	155,868	55,576

News Corp., Class A	138,093	1,718

News Corp., Class B	43,787	547

Omnicom Group, Inc.	79,897	5,832

TripAdvisor, Inc. *	36,719	1,889

TWDC Enterprises 18 Corp.	623,447	69,221

Twitter, Inc. *	260,069	8,551

VeriSign, Inc. *	37,602	6,827

Viacom, Inc., Class B	126,539	3,552
		692,044

Medical Equipment & Devices – 4.4%

Abbott Laboratories	627,026	50,124

ABIOMED, Inc. *	16,095	4,597

Agilent Technologies, Inc.	113,373	9,113

Align Technology, Inc. *	25,984	7,388

Baxter International, Inc.	170,174	13,837

Becton Dickinson and Co.	96,058	23,989

Boston Scientific Corp. *	494,801	18,990

Cooper (The) Cos., Inc.	17,614	5,217

Danaher Corp.	224,308	29,613

DENTSPLY SIRONA, Inc.	79,445	3,940

Edwards Lifesciences Corp. *	74,139	14,185

Hologic, Inc. *	95,552	4,625

IDEXX Laboratories, Inc. *	30,702	6,865

Illumina, Inc. *	52,477	16,304

Intuitive Surgical, Inc. *	40,873	23,321

Medtronic PLC	478,807	43,610

Mettler-Toledo International, Inc. *	8,850	6,398

PerkinElmer, Inc.	39,639	3,820

ResMed, Inc.	51,157	5,319

Stryker Corp.	110,428	21,812

Teleflex, Inc.	16,429	4,964

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Medical Equipment & Devices – 4.4% – continued

Thermo Fisher Scientific, Inc.	143,718	$39,338

Varian Medical Systems, Inc. *	32,472	4,602

Waters Corp. *	25,527	6,425

Zimmer Biomet Holdings, Inc.	72,983	9,320
		377,716

Metals & Mining – 0.2%

Freeport-McMoRan, Inc.	517,314	6,668

Newmont Mining Corp.	190,170	6,803
		13,471

Oil, Gas & Coal – 5.4%

Anadarko Petroleum Corp.	178,351	8,111

Apache Corp.	133,963	4,643

Baker Hughes a GE Co.	183,288	5,081

Cabot Oil & Gas Corp.	151,149	3,945

Chevron Corp.	678,348	83,559

Cimarex Energy Co.	36,220	2,532

Concho Resources, Inc.	71,614	7,946

ConocoPhillips	405,001	27,030

Devon Energy Corp.	156,468	4,938

Diamondback Energy, Inc.	55,165	5,601

EOG Resources, Inc.	207,089	19,711

Exxon Mobil Corp.	1,512,660	122,223

Halliburton Co.	311,518	9,128

Helmerich & Payne, Inc.	39,053	2,170

Hess Corp.	90,871	5,473

HollyFrontier Corp.	56,085	2,763

Kinder Morgan, Inc.	695,026	13,907

Marathon Oil Corp.	292,200	4,883

Marathon Petroleum Corp.	240,489	14,393

National Oilwell Varco, Inc.	136,879	3,646

Noble Energy, Inc.	172,624	4,269

Occidental Petroleum Corp.	267,518	17,710

ONEOK, Inc.	146,956	10,263

Phillips 66	149,777	14,254

Pioneer Natural Resources Co.	60,112	9,154

Schlumberger Ltd.	494,814	21,559

TechnipFMC PLC	151,884	3,572

Valero Energy Corp.	149,093	12,648

Williams (The) Cos., Inc.	432,339	12,417
		457,529

Passenger Transportation – 0.4%

Alaska Air Group, Inc.	44,094	2,474

American Airlines Group, Inc.	142,650	4,531

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Passenger Transportation – 0.4% – continued

Delta Air Lines, Inc.	220,552	$11,391

Southwest Airlines Co.	177,570	9,218

United Continental Holdings, Inc. *	79,977	6,381
		33,995

Real Estate – 0.1%

CBRE Group, Inc., Class A *	111,493	5,513

Real Estate Investment Trusts – 3.0%

Alexandria Real Estate Equities, Inc.	40,250	5,738

American Tower Corp.	157,493	31,036

Apartment Investment & Management Co., Class A	55,878	2,810

AvalonBay Communities, Inc.	49,459	9,928

Boston Properties, Inc.	55,163	7,385

Crown Castle International Corp.	148,367	18,991

Digital Realty Trust, Inc.	74,194	8,829

Duke Realty Corp.	128,239	3,922

Equinix, Inc.	29,746	13,480

Equity Residential	132,083	9,948

Essex Property Trust, Inc.	23,440	6,780

Extra Space Storage, Inc.	45,449	4,632

Federal Realty Investment Trust	26,548	3,660

HCP, Inc.	170,570	5,339

Host Hotels & Resorts, Inc.	264,355	4,996

Iron Mountain, Inc.	102,211	3,624

Kimco Realty Corp.	150,409	2,783

Macerich (The) Co.	37,901	1,643

Mid-America Apartment Communities, Inc.	40,659	4,445

Prologis, Inc.	225,050	16,192

Public Storage	53,580	11,669

Realty Income Corp.	108,473	7,979

Regency Centers Corp.	59,771	4,034

SBA Communications Corp. *	40,208	8,028

Simon Property Group, Inc.	110,301	20,098

SL Green Realty Corp.	29,863	2,685

UDR, Inc.	98,403	4,473

Ventas, Inc.	127,163	8,114

Vornado Realty Trust	61,893	4,174

Welltower, Inc.	137,936	10,704

Weyerhaeuser Co.	266,499	7,020
		255,139

Retail – Consumer Staples – 1.7%

Costco Wholesale Corp.	157,262	38,080

Dollar General Corp.	93,864	11,198

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Retail – Consumer Staples – 1.7% – continued

Dollar Tree, Inc. *	84,961	$8,924

Kroger (The) Co.	284,801	7,006

Target Corp.	186,304	14,953

Walgreens Boots Alliance, Inc.	286,300	18,114

Walmart, Inc.	508,237	49,568
		147,843

Retail – Discretionary – 5.8%

Advance Auto Parts, Inc.	25,587	4,363

Amazon.com, Inc. *	147,305	262,313

AutoZone, Inc. *	8,910	9,125

Best Buy Co., Inc.	83,583	5,939

CarMax, Inc. *	60,719	4,238

eBay, Inc.	307,015	11,403

Foot Locker, Inc.	40,302	2,442

Gap (The), Inc.	76,253	1,996

Genuine Parts Co.	52,110	5,838

Home Depot (The), Inc.	403,251	77,380

Kohl’s Corp.	58,949	4,054

L Brands, Inc.	81,689	2,253

Lowe’s Cos., Inc.	285,966	31,305

Macy’s, Inc.	109,889	2,641

Nordstrom, Inc.	38,271	1,698

O’Reilly Automotive, Inc. *	27,981	10,865

Ross Stores, Inc.	132,217	12,309

Tapestry, Inc.	103,464	3,362

Tiffany & Co.	38,730	4,088

TJX (The) Cos., Inc.	441,830	23,510

Tractor Supply Co.	43,306	4,234

Ulta Beauty, Inc. *	20,117	7,015
		492,371

Semiconductors – 3.9%

Advanced Micro Devices, Inc. *	314,523	8,027

Analog Devices, Inc.	131,504	13,843

Applied Materials, Inc.	338,933	13,442

Broadcom, Inc.	141,413	42,524

Intel Corp.	1,605,465	86,214

IPG Photonics Corp. *	12,675	1,924

KLA-Tencor Corp.	58,976	7,042

Lam Research Corp.	54,476	9,752

Maxim Integrated Products, Inc.	97,597	5,189

Microchip Technology, Inc.	84,595	7,018

Micron Technology, Inc. *	400,220	16,541

NVIDIA Corp.	216,360	38,850

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Semiconductors – 3.9% – continued

Qorvo, Inc. *	43,831	$3,144

QUALCOMM, Inc.	432,087	24,642

Skyworks Solutions, Inc.	62,141	5,125

Texas Instruments, Inc.	335,045	35,538

Xilinx, Inc.	90,379	11,459
		330,274

Software – 6.8%

Activision Blizzard, Inc.	272,691	12,416

Adobe, Inc. *	174,123	46,402

Akamai Technologies, Inc. *	58,259	4,178

ANSYS, Inc. *	29,907	5,464

Autodesk, Inc. *	78,184	12,183

Cadence Design Systems, Inc. *	100,087	6,356

Cerner Corp. *	115,799	6,625

Citrix Systems, Inc.	44,681	4,453

Electronic Arts, Inc. *	106,955	10,870

Fortinet, Inc. *	51,780	4,348

Intuit, Inc.	92,492	24,178

Microsoft Corp.	2,739,046	323,043

Oracle Corp.	909,709	48,860

Red Hat, Inc. *	63,108	11,530

salesforce.com, Inc. *	273,112	43,253

Symantec Corp.	228,194	5,246

Synopsys, Inc. *	53,438	6,153

Take-Two Interactive Software, Inc. *	40,381	3,811
		579,369

Specialty Finance – 3.9%

Alliance Data Systems Corp.	16,265	2,846

American Express Co.	246,896	26,986

Capital One Financial Corp.	167,028	13,644

Discover Financial Services	117,230	8,342

Fidelity National Information Services, Inc.	115,284	13,039

Fiserv, Inc. *	139,795	12,341

FleetCor Technologies, Inc. *	30,651	7,558

Global Payments, Inc.	56,261	7,681

Jack Henry & Associates, Inc.	27,607	3,830

Mastercard, Inc., Class A	322,276	75,880

PayPal Holdings, Inc. *	418,842	43,493

Synchrony Financial	233,144	7,437

Total System Services, Inc.	58,099	5,520

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Specialty Finance – 3.9% – continued

Visa, Inc., Class A	624,828	$97,592

Western Union (The) Co.	155,590	2,874
		329,063

Technology Services – 2.4%

Accenture PLC, Class A	227,576	40,058

Automatic Data Processing, Inc.	155,524	24,843

Broadridge Financial Solutions, Inc.	41,214	4,273

Cognizant Technology Solutions Corp., Class A	205,368	14,879

DXC Technology Co.	95,771	6,159

Equifax, Inc.	43,085	5,106

Gartner, Inc. *	32,026	4,858

IHS Markit Ltd. *	129,743	7,055

International Business Machines Corp.	317,685	44,825

Moody’s Corp.	59,316	10,742

MSCI, Inc.	30,098	5,985

Nielsen Holdings PLC	126,864	3,003

Paychex, Inc.	114,097	9,151

S&P Global, Inc.	88,750	18,686

Verisk Analytics, Inc.	58,446	7,773
		207,396

Telecom – 2.0%

AT&T, Inc.	2,600,647	81,556

CenturyLink, Inc.	339,425	4,070

Verizon Communications, Inc.	1,475,159	87,226
		172,852

Transportation & Logistics – 1.7%

C.H. Robinson Worldwide, Inc.	48,800	4,245

CSX Corp.	276,647	20,699

Expeditors International of Washington, Inc.	61,231	4,648

FedEx Corp.	85,746	15,555

JB Hunt Transport Services, Inc.	30,983	3,138

Kansas City Southern	36,086	4,185

Norfolk Southern Corp.	95,489	17,846

Union Pacific Corp.	258,082	43,151

United Parcel Service, Inc., Class B	248,479	27,765
		141,232

Transportation Equipment – 0.2%

Cummins, Inc.	51,676	8,158

PACCAR, Inc.	123,903	8,443

Wabtec Corp.	49,859	3,675
		20,276

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Utilities – 3.3%

AES Corp.	236,395	$4,274

Alliant Energy Corp.	84,257	3,971

Ameren Corp.	87,335	6,424

American Electric Power Co., Inc.	176,119	14,750

American Water Works Co., Inc.	64,535	6,728

Atmos Energy Corp.	41,725	4,295

CenterPoint Energy, Inc.	178,935	5,493

CMS Energy Corp.	101,173	5,619

Consolidated Edison, Inc.	114,616	9,721

Dominion Energy, Inc.	285,367	21,876

DTE Energy Co.	64,954	8,102

Duke Energy Corp.	259,553	23,360

Edison International	116,307	7,202

Entergy Corp.	67,679	6,472

Evergy, Inc.	90,918	5,278

Eversource Energy	113,170	8,029

Exelon Corp.	346,235	17,357

FirstEnergy Corp.	179,797	7,481

NextEra Energy, Inc.	170,719	33,003

NiSource, Inc.	132,941	3,810

NRG Energy, Inc.	100,316	4,262

Pinnacle West Capital Corp.	40,029	3,826

PPL Corp.	257,363	8,169

Public Service Enterprise Group, Inc.	180,451	10,721

Sempra Energy	97,833	12,313

Southern (The) Co.	369,348	19,088

WEC Energy Group, Inc.	112,630	8,907

Xcel Energy, Inc.	183,586	10,319
		280,850

Waste & Environment Services & Equipment – 0.3%

Pentair PLC	56,209	2,502

Republic Services, Inc.	76,922	6,183

Waste Management, Inc.	139,197	14,464
		23,149
Total Common Stocks
(Cost $3,938,400)		8,432,142

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (2)(3)	64,282,851	64,283
Total Investment Companies
(Cost $64,283)		64,283

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	119	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.45%, 7/18/19 (4)(5)	$10,935	$10,858
Total Short-Term Investments
(Cost $10,855)		10,858

Total Investments – 99.9%
(Cost $4,013,538)		8,507,283

Other Assets less Liabilities – 0.1%		4,778
NET ASSETS – 100.0%		$8,512,061

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2019 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

MSCI – Morgan Stanley Capital International

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P 500	578	$82,012	Long	6/19	$2,292

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.1%
Consumer Discretionary	10.2
Consumer Staples	7.3
Energy	5.4
Financials	12.7
Health Care	14.6
Industrials	9.5
Information Technology	21.2
Materials	2.6
Real Estate	3.1
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$8,432,142	$–	$–	$8,432,142
Investment Companies	64,283	–	–	64,283
Short-Term Investments	–	10,858	–	10,858
Total Investments	$8,496,425	$10,858	$–	$8,507,283

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 2,292	$–	$–	$ 2,292

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS MARCH 31, 2019

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a

NORTHERN FUNDS ANNUAL REPORT	121	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2019, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

International Equity Index	Long	Liquidity

Mid Cap Index	Long	Liquidity

Small Cap Index	Long	Liquidity

Stock Index	Long	Liquidity

At March 31, 2019, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $4,225,000, $1,355,000 and $10,858,000, respectively. At March 31, 2019, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds was approximately $1,651,000, $984,000, $1,163,000 and $4,602,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of

EQUITY INDEX FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2019, were approximately $5,000, $4,000, $5,000 and $7,000 for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $19,000, $2,000, $4,000 and $1,000 for the fiscal year ended March 31, 2018, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. These amounts are included in “Payments for Shares Redeemed” in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

International Equity Index	Annually

Mid Cap Index	Annually

Small Cap Index	Annually

Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Emerging Markets Equity Index	$513	$4,111	$(4,624)

Global Real Estate Index	14,473	(14,473)	–

Global Sustainability Index	(357)	357	–

International Equity Index	(2,894)	10,655	(7,761)

Mid Cap Index	(874)	874	–

Small Cap Index	(459)	246	213

Stock Index	–	(539)	539

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its

NORTHERN FUNDS ANNUAL REPORT	123	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

taxable income and capital gains to its shareholders. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred foreign capital gains tax payable” and as a reduction in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gains (losses) on Investments”. The Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Receivable for foreign tax reclaims”.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

The Emerging Markets Equity Index Fund and International Equity Index Fund had approximately $4,624,000 and $8,431,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2019.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Emerging Markets Equity Index	$17,777	$354,349

International Equity Index *	15,582	362,437

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

During the taxable year ended November 30, 2018, the Global Real Estate Index Fund utilized approximately $10,513,000 in capital loss carryforwards.

At November 30, 2018, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2019
Global Real Estate Index	$13,345

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Emerging Markets Equity Index	$10,462	$–	$586,891

Global Sustainability Index	3,279	290	100,860

International Equity Index	48,521	–	679,051

Mid Cap Index	6,268	19,757	438,582

Small Cap Index	3,075	2,233	305,576

Stock Index	3,630	39,072	4,384,801

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2018, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Global Real Estate Index	$6,266	$–	$271,086

EQUITY INDEX FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$64,999	$–

Global Sustainability Index	9,205	5,631

International Equity Index	170,000	–

Mid Cap Index	39,749	132,336

Small Cap Index	21,348	94,784

Stock Index	156,546	194,242

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$53,000	$–

Global Sustainability Index	7,914	3,726

International Equity Index	146,506	–

Mid Cap Index	38,722	128,464

Small Cap Index	19,789	57,898

Stock Index	158,402	101,793

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2018 and November 30, 2017 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2018 AND NOVEMBER 30, 2017 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Real Estate Index (2018)	$87,381	$–

Global Real Estate Index (2017)	57,746	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2018 through March 31, 2019 will be determined at the end of its tax year.

As of March 31, 2019, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent

NORTHERN FUNDS ANNUAL REPORT	125	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

During the fiscal year ended March 31, 2019, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Emerging Markets Equity Index	$20,414	3.24%

Global Real Estate Index	1,538	3.18

International Equity Index	11,880	3.47

Stock Index	2,500	2.90

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2019.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.30%

International Equity Index	0.18%	0.25%

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2019. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

EQUITY INDEX FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

During the fiscal year ended March 31, 2018, the International Equity Index Fund received reimbursements from NTI of approximately $137,000 in connection with an error. This reimbursement is included in Net realized gains (losses) on investments in the Statements of Changes in Net Assets and in Net realized and unrealized gains (losses) in the Financial Highlights. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Emerging Markets Equity Index	$—	$1,546,297	$—	$1,635,482

Global Real Estate Index	—	584,996	—	491,180

Global Sustainability Index	—	248,540	—	41,209

International Equity Index	—	1,504,356	—	1,933,452

Mid Cap Index	—	466,362	—	532,025

Small Cap Index	—	254,731	—	304,582

Stock Index	—	651,192	—	535,332

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

NORTHERN FUNDS ANNUAL REPORT	127	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Emerging Markets Equity Index	$733,531	$(143,636)	$589,895	$2,194,702

Global Real Estate Index	455,258	(62,890)	392,368	1,686,034

Global Sustainability Index	118,115	(17,253)	100,862	530,035

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

International Equity Index	$971,149	$(291,801)	$679,348	$4,590,691

Mid Cap Index	582,795	(144,213)	438,582	1,859,434

Small Cap Index	414,379	(108,803)	305,576	860,363

Stock Index	4,472,867	(88,065)	4,384,802	4,124,774

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	80,615	$932,873	1,507	$15,872	(92,026)	$(1,046,495)	(9,904)	$(97,750)

Global Real Estate Index	47,461	490,279	1,088	11,315	(41,034)	(424,830)	7,515	76,764

Global Sustainability Index	22,294	302,418	813	10,008	(6,301)	(86,507)	16,806	225,919

International Equity Index	103,728	1,224,427	2,382	25,532	(142,566)	(1,684,642)	(36,456)	(434,683)

Mid Cap Index	26,427	492,006	8,869	137,470	(28,508)	(517,541)	6,788	111,935

Small Cap Index	20,383	273,115	9,160	96,909	(24,255)	(313,847)	5,288	56,177

Stock Index	48,464	1,554,232	7,154	207,290	(44,082)	(1,412,645)	11,536	348,877

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	68,070	$841,471	947	$11,926	(35,536)	$(432,065)	33,481	$421,332

Global Real Estate Index	32,013	337,425	1,020	10,663	(40,352)	(423,644)	(7,319)	(75,556)

Global Sustainability Index	8,084	110,551	502	7,002	(3,228)	(43,390)	5,358	74,163

International Equity Index	145,004	1,809,772	1,707	21,940	(47,037)	(594,337)	99,674	1,237,375

Mid Cap Index	18,489	355,466	7,020	135,915	(21,521)	(414,564)	3,988	76,817

Small Cap Index	12,898	174,696	4,560	62,519	(19,355)	(262,210)	(1,897)	(24,995)

Stock Index	53,275	1,623,418	4,241	133,727	(74,373)	(2,298,489)	(16,857)	(541,344)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$28,939	$633,740	$639,158	$–	$–	$441	$23,521	23,521

EQUITY INDEX FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Global Real Estate Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$5,980	$383,846	$382,216	$–	$–	$253	$7,610	7,610

Global Sustainability Index	Northern Trust Corp.	407	202	–	(62)	–	10	547	6

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	7,913	218,590	208,261	–	–	212	18,242	18,242

	Total	$8,320	$218,792	$208,261	$(62)	$–	$222	$18,789	18,248

International Equity Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	28,338	716,504	723,259	–	–	481	21,583	21,583

Mid Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	33,084	400,506	362,741	–	–	1,121	70,849	70,849

Small Cap Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	9,163	205,499	201,927	–	–	450	12,735	12,735

Stock Index	Northern Trust Corp.	7,921	639	538	(1,145)	173	162	7,050	78

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	29,953	815,372	781,042	–	–	2,654	64,283	64,283

	Total	$37,874	$816,011	$781,580	$(1,145)	$173	$2,816	$71,333	64,361

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2019:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	$364	*	Net Assets – Net unrealized depreciation	$–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	115		Unrealized depreciation on forward foreign currency exchange contracts	(3)

Global Real Estate Index Fund	Equity contracts	Net Assets – Net unrealized appreciation	367	*	Net Assets – Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	9		Unrealized depreciation on forward foreign currency exchange contracts	(9)

Global Sustainability Index	Equity contracts	Net Assets – Net unrealized appreciation	248	*	Net Assets – Net unrealized depreciation	(1)*

NORTHERN FUNDS ANNUAL REPORT	129	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	9		Unrealized depreciation on forward foreign currency exchange contracts	(26)

International Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	1,037	*	Net Assets – Net unrealized depreciation	(212)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	96		Unrealized depreciation on forward foreign currency exchange contracts	(241)

Mid Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	1,118	*	Net Assets – Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	128	*	Net Assets – Net unrealized depreciation	–

Stock Index	Equity Contracts	Net Assets – Net unrealized appreciation	2,292	*	Net Assets – Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2019, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	BNP	$80		$–	$–	$80
	Morgan Stanley	35		–	–	35
	Total	$115		–	–	$115
Global Real Estate Index	Citibank	$–	*	$– *	$–	$–
	Goldman Sachs	–	*	–	–	–	*
	JPMorgan Chase	5		–	–	5
	Morgan Stanley	4		(4)	–	–
	Societe Generale	–	*	–	–	–	*
	Total	$9		$(4)	$–	$5
Global Sustainability Index	Citibank	$3		$(2)	$–	$1
	Goldman Sachs	1		–	–	1
	JPMorgan Chase	4		(4)	–	–
	Morgan Stanley	1		(1)	–	–
	Total	$9		$(7)	–	$2
International Equity Index	BNP	$4		$–	$–	$4
	Citibank	38		(2)	–	36

EQUITY INDEX FUNDS	130	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
	Goldman Sachs	$–	*	$–	$–	$–	*
	JPMorgan Chase	51		(51)	–	–
	Societe Generale	–	*	–	–	–	*
	Toronto-Dominion Bank	3		(3)	–	–
	Total	$96		$(56)	$–	$40

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS		CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	Goldman Sachs	$(3)	$–		$–	$(3)
	Total	$(3)	$–		$–	$(3)
Global Real Estate Index	Citibank	$(3)	$–	*	$–	$(3)
	Morgan Stanley	(6)	4		–	(2)
	Total	$(9)	$4		$–	$(5)
Global Sustainability Index	BNY Mellon	$– *	$–		$–	$– *
	Citibank	(2)	2		–	–
	JPMorgan Chase	(22)	4		–	(18)
	Morgan Stanley	(2)	1		–	(1)
	Total	$(26)	$7		$–	$(19)
International Equity Index	BNY Mellon	$– *	$–		$–	$– *
	Citibank	(2)	2		–	–
	JPMorgan Chase	(99)	51		–	(48)
	Morgan Stanley	(99)	–		–	(99)
	Toronto-Dominion Bank	(41)	3		–	(38)
	Total	$(241)	$56		$–	$(185)

*	Amount rounds to less than one thousand.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2019:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$(5,794)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	324

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	240

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(85)

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	153

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(131)

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	1,718

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(2,488)

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(8,800)

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(1,510)

NORTHERN FUNDS ANNUAL REPORT	131	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	(9,405)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$856

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	107

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	597

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(8)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	401

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,527

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(39)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,792

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	338

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	3,391

Volume of derivative activity for the fiscal year ended March 31, 2019*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Emerging Markets Equity Index	137	$1,325	154	$1,520

Global Real Estate Index	222	591	502	853

Global Sustainability Index	248	381	742	329

International Equity Index	353	2,485	370	2,019

Mid Cap Index	–	–	266	2,574

Small Cap Index	–	–	288	1,146

Stock Index	–	–	222	6,279

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the

EQUITY INDEX FUNDS	132	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019

U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al.v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011 the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Count for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which were granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. The Second Circuit has not taken any further action.

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. It is expected that the Plaintiff in the Committee Action will seek appellate review of both the decision granting the motion to dismiss and decision denying the motion for leave to amend in the Second Circuit Court of Appeals.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the Northern Institutional Funds Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

14. NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	133	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

EQUITY INDEX FUNDS	134	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

TAX INFORMATION MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Sustainability Index	$0.163734

Mid Cap Index	1.113122

Small Cap Index	1.068769

Stock Index	0.776891

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2019 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Emerging Markets Equity Index	0.26%

Global Real Estate Index	0.03%

Global Sustainability Index	47.49%

Mid Cap Index	57.28%

Small Cap Index	28.87%

Stock Index	90.07%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Emerging Markets Equity Index	$0.0331	$0.3145

Global Real Estate Index	0.0099	0.2080

International Equity Index	0.0336	0.4302

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2019:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Global Sustainability Index	$ 290

Mid Cap Index	19,757

Small Cap Index	2,233

Stock Index	39,072

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2018:

QDI PERCENTAGE

Emerging Markets Equity Index	73.37%

Global Real Estate Index	21.85%

Global Sustainability Index	100.00%

International Equity Index	100.00%

Mid Cap Index	86.30%

Small Cap Index	93.67%

Stock Index	97.96%

NORTHERN FUNDS ANNUAL REPORT	135	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SHAREHOLDER MEETING RESULTS MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD

Therese M. Bobek	17,848,259,502.142	60,151,369.599

Mark G. Doll	17,837,611,403.775	70,799,467.966

Sandra Polk Guthman	17,827,972,827.529	80,438,044.212

Thomas A. Kloet	17,838,253,061.217	70,157,810.524

David R. Martin	17,830,027,812.404	78,383,059.337

Cynthia R. Plouché	17,835,803,612.482	72,607,259.259

Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144

Darek Wojnar	17,839,889,785.968	68,521,085.773

EQUITY INDEX FUNDS	136	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

FUND EXPENSES MARCH 31, 2019 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018—3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 123), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 127), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.31%	$1,000.00	$1,016.60	$1.56
Hypothetical	0.31%	$1,000.00	$1,023.39	$1.56

GLOBAL REAL ESTATE INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.50%	$1,000.00	$1,085.10	$2.60
Hypothetical	0.50%	$1,000.00	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.31%	$1,000.00	$ 985.00	$1.53
Hypothetical	0.31%	$1,000.00	$1,023.39	$1.56

INTERNATIONAL EQUITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.26%	$1,000.00	$ 963.40	$1.27
Hypothetical	0.26%	$1,000.00	$1,023.64	$1.31

MID CAP INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.15%	$1,000.00	$ 946.30	$0.73
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FUND EXPENSES continued MARCH 31, 2019 (UNAUDITED)

SMALL CAP INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.15%	$1,000.00	$914.10	$0.72
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

STOCK INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.10%	$1,000.00	$982.40	$0.49
Hypothetical	0.10%	$1,000.00	$1,024.43	$0.50

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2019 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company — 26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management—Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

NORTHERN FUNDS ANNUAL REPORT	141	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

EQUITY INDEX FUNDS	142	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EMERGING MARKETS EQUITY INDEX FUND[2,3,4,6,8,10]	MID CAP INDEX FUND[3,6,10]
GLOBAL REAL ESTATE INDEX FUND[1,2,3,4,5,6,7,8,10]	SMALL CAP INDEX FUND[3,8,10]
GLOBAL SUSTAINABILITY INDEX FUND[1,3,4,5,6,9,10]	STOCK INDEX FUND[3,5,10]
INTERNATIONAL EQUITY INDEX FUND[3,4,5,6,8,10]

1  Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

2 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

3 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

5 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

6 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

7 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

8 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

9 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

10 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

NORTHERN FUNDS ANNUAL REPORT	143	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

NORTHERN FIXED INCOME FUNDS
ANNUAL REPORT
MARCH 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

33	FIXED INCOME FUND
Ticker Symbol: NOFIX

43	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

52	SHORT BOND FUND
Ticker Symbol: BSBAX

59	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

61	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

80	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

95	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

98	NOTES TO THE FINANCIAL STATEMENTS

109	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

110	TAX INFORMATION

111	SHAREHOLDER MEETING RESULTS

112	FUND EXPENSES

114	TRUSTEES AND OFFICERS

118	INVESTMENT CONSIDERATIONS

120	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND * (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The return of broad market volatility driven by offsetting fiscal and monetary policies shook investor confidence during a portion of the Fund’s most recent fiscal year ended March 31, 2019. The U.S. Federal Reserve (“Fed”) raised rates quarterly in 2018, based at first on the robust market tone created by federal tax reform. The Fed then continued to hike rates, to the chagrin of investors. Rhetoric from the Fed pushed rates higher throughout 2018 before tighter financial conditions and concerns regarding the future path of the economy spurred a broad financial market sell-off in the fourth quarter 2018. Ultimately, the Fed pivoted to a more dovish stance, easing investor concerns and providing a supportive backdrop for fixed income investments. Domestically, the economy added 2.5 million jobs during the reporting period, while unemployment fell to 3.7%, U.S. GDP growth averaged 3%, and inflation remained subdued. Against this volatile backdrop, the Fund’s return of 3.75% underperformed the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48% during the fiscal year ended March 31, 2019. The Fund’s overweight to investment grade credit as well as its credit security selection were the largest detractors from performance, while duration and yield curve positioning contributed to returns.

The Fund began its fiscal year overweight risk assets and with a bias to short duration, as Fed messaging pushed rates higher. Heavier than anticipated supply, paired with weak demand, weighed on investment grade credit spreads during the second quarter of 2018, though an improved technical environment helped to bolster third-quarter 2018 returns. The Fed continued to tout U.S. economic strength, forcing investors to question the Fed’s actions and the future path of growth, and causing a dramatic widening of credit spreads. Overweights to the energy and banking sectors detracted from the Fund’s relative performance. The market’s recession concerns and resulting correction forced the U.S. central bank to change its messaging, and to relay a more patient approach to monetary policy. During the first quarter of 2019, the Fed’s dovish pivot provided a supportive backdrop for the narrowing of investment grade spreads. The managers used the first quarter 2019 rally and resulting rebound in performance to pare back some of the Fund’s overweight to investment grade issues.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 03/29/01

CORE BOND FUND	3.75%	2.50%	4.16	% *	4.35	% *

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	4.48	2.74	3.77		4.47

*

The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), assetbacked securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The return of broad market volatility driven by offsetting fiscal and monetary policies shook investor confidence during a portion of the Fund’s most recent fiscal year ended March 31, 2019. The U.S. Federal Reserve (“Fed”) raised rates quarterly in 2018, based at first on the robust market tone created by federal tax reform. The Fed then continued to hike rates, to the chagrin of investors. Rhetoric from the Fed pushed rates higher throughout 2018 before tighter financial conditions and concerns regarding the future path of the economy spurred a broad financial market sell-off in the fourth quarter 2018. Ultimately, the Fed pivoted to a more dovish stance, easing investor concerns and providing a supportive backdrop for fixed income investments. Domestically, the economy added 2.5 million jobs during the reporting period.

Against this volatile backdrop, the Fund’s return of 3.98% underperformed the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48% during the most recent fiscal year. The Fund’s overweights to investment grade and high yield credits as well as it credit security selection were the largest detractors from performance, while duration and yield curve positioning contributed to returns.

The Fund began its fiscal year overweight risk assets and with a bias to short duration, as Fed messaging pushed rates higher. Heavier than anticipated supply, paired with weak demand, weighed on investment grade credit spreads during the second quarter of 2018, though an improved technical environment helped to bolster third-quarter 2018 returns. The Fed continued to tout U.S. economic strength, forcing investors to question the Fed’s actions and the future path of growth, and causing a dramatic widening investment grade and high yield spreads. Overweights to the energy and banking sectors detracted from the Fund’s relative performance. The market’s recession concerns and resulting correction forced the U.S. central bank to change its messaging, and to relay a more patient approach to monetary policy. During the first quarter of 2019, the Fed’s dovish pivot provided a supportive backdrop for the narrowing of investment grade spreads. The managers used the first quarter 2019 rally and resulting rebound in performance to pare back some of the Fund’s overweight to investment grade and high yield credits.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

FIXED INCOME FUND	3.98%	2.63%	4.08%	4.93%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	4.48	2.74	3.77	5.33

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), assetbacked securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield market posted a positive return in the 12-month reporting period ended March 31, 2019 with the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index returning 5.93%. The total return for the Fund during the period was 4.64%.

The fiscal year-ended March 31, 2019 was driven by economic growth and strong corporate earnings. Domestically, the U.S. Federal Reserve (“Fed”) raised rates quarterly in 2018, first on the back of robust market tone created by tax reform, then to the chagrin of investors as markets softened during the fourth quarter 2018. The Fed’s rhetoric pushed rates higher much throughout the year, before tighter financial conditions and concerns regarding the path of future rate hikes caused a risk sell-off event during the fourth quarter 2018. Ultimately, the Fed pivoted to a more dovish stance, easing investor concerns and providing a supportive backdrop for spread products in the first quarter of 2019.

Domestically, jobs continued their post-crisis expansion adding 2.5 million positions during the period. The unemployment rate fell to 3.7%, while GDP averaged 3% and inflation remained subdued. Global peers saw growth prospects decelerate with China slowing due, in part, to the trade war with the US, while the EU failed to achieve exit velocity before Italian budget concerns and Brexit began weighed on growth.

High yield bond performance, as measured by the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, ended the 12-month period with higher rated issuers providing the best performance. BB rated bonds returned 6.32%, slightly behind B rated securities with a 6.39% return. CCC rated bonds generated a 2.73% and Ca-D rated bonds returned 13.49%.

Throughout the period, the Fund carried an overweight to CCC rated securities along with a modest overweight to B rated securities. This was offset by a material underweight to BB rated securities. This allowed the Fund to take advantage of an improving economy and strong corporate earnings. An overweight position in energy contributed to performance. The Fund also benefitted from overweight positions in financial and pharmaceutical issuers. An overweight to wireless and an underweight to health care and cable and satellite detracted from performance.

We believe a reduction in equity market volatility driven by the reaction to U.S. monetary policy statements will allow financial markets to regain their focus on positive fundamentals. Corporate earnings growth and a low default rate supported the relative value of the high yield market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD FIXED INCOME FUND	4.64%	3.58%	8.59%	5.80%

BLOOMBERG BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	5.93	4.69	11.21	6.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND * (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The return of broad market volatility driven by offsetting fiscal and monetary policies shook investor confidence during a portion of the Fund’s most recent fiscal year ended March 31, 2019. The U.S. Federal Reserve (“Fed”) raised rates quarterly in 2018, based at first on the robust market tone created by federal tax reform. The Fed then continued to hike rates, to the chagrin of investors. Fed rhetoric pushed rates higher throughout 2018 before tighter financial conditions and concerns regarding the future path of the economy spurred a broad financial market sell-off in the fourth quarter of 2018. Ultimately, the Fed pivoted to a more dovish stance, easing investor concerns and providing a supportive backdrop for fixed income investments.

Against this volatile backdrop, the Fund’s return of 3.02% was in line with the Fund’s benchmark Bloomberg Barclays 1-3 Year U.S. Government/Credit Index return of 3.03% during the most recent fiscal year. The Fund’s overweights to investment grade and high yield credits as well as it credit security selection were the largest detractors from performance, while duration and yield curve positioning contributed to returns.

The Fund began its fiscal year overweight on risk assets and with a bias to short duration, as Fed messaging pushed rates higher. Heavier than anticipated supply, paired with weak demand, weighed on investment grade credit spreads during the second quarter, though an improved technical environment helped to bolster third-quarter 2018 returns. The Fed continued to tout U.S. economic strength, forcing investors to question the Fed’s actions and the future path of growth, and causing a dramatic widening of investment grade and high yield spreads. Overweights to the energy and banking sectors detracted from the Fund’s relative performance, as one- to three-year investment grade credit spreads widened by 29 basis points. The market’s recession concerns and resulting correction forced the U.S. central bank to change its messaging, and to relay a more patient approach to monetary policy. During the first quarter of 2019, the Fed’s dovish pivot provided a supportive backdrop for the narrowing of investment grade spreads. The managers used the first quarter 2019 rally and resulting rebound in performance to pare back the Fund’s overweight to investment grade and high yield credits.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 01/11/93

SHORT BOND FUND	3.02%	1.23%	2.01	% *	3.82	% *

BLOOMBERG BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	3.03	1.22	1.59		3.80

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The stock and bond markets finished in positive territory for the 12 month reporting period ended March 31, 2019, despite a sharp market reversal in the fourth quarter of 2018 that was spurred in part by the start of the longest U.S. government shutdown in history. The U.S. Federal Reserve (“Fed”) raised its benchmark overnight lending rate three times in the reporting period, but paused at the most recent meeting on March 20, 2019, while signaling that rate raises would remain on hold for the remainder of 2019. The United States and China continued to negotiate terms of a potential new trade deal, although the timeline for completion was unclear. Also unresolved was Brexit, with British Prime Minister May negotiating a delay in a “hard” separation from the European Union until late October 2019. The European Central Bank and the Bank of England continue to warn of downside risks to global economic growth. Entering 2019, risk assets rebounded while the U.S. dollar exhibited renewed strength even in the face of a dovish Fed.

The U.S. economy added 2.5 million non-farm jobs over the reporting period. The unemployment rate fell to an all-time low of 3.7% in September 2018 and ended March 2019 at 3.8%. U.S. GDP averaged 3% growth over the reporting period, while CPI inflation remained close to 2% year-over-year. Net U.S. Treasury issuance (bills, notes and bonds) continued to increase during the 12 months ended March 31, 2019. The U.S. Treasury curve flattened over the period. To illustrate, yields of two-year U.S. Treasuries finished virtually unchanged at 2.26%, while the 10-year yield fell 33 basis points, from 2.74% to 2.41%.

Against this backdrop, the Fund’s return of 2.47% underperformed the Fund’s benchmark Bloomberg Barclays 1-5 Year U.S. Government Index return of 3.17% for the reporting period. An overweight to mortgage-backed securities weighed on performance, and security selection was a slight detractor overall. The Fund’s stance with respect to duration and positioning along the yield curve contributed positively to performance, nearly offsetting the impact of the Fund’s weighting in mortgage-backed securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	2.47%	0.85%	1.09%	2.80%

BLOOMBERG BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	3.17	1.26	1.49	3.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

An active U.S. Federal Reserve (“Fed”), trade disputes and volatile fixed income markets made headlines during the 12-month period ended March 31, 2019. The Fed raised short-term interest rates three times during the period, with the federal funds rate ending in a 2.25% to 2.50% range. Strong employment data continued, while Core PCE inflation remained stable, though predominantly below the Fed’s 2% target. Fed Chairman Powell’s pivot away from a steady series of rate hikes to a data-driven approach to monetary policy added volatility to the markets in the fourth quarter of 2018. Trade negotiations, mainly between the United States and China, also made headlines as investors looked for stability between the world’s largest economies. Short-term Treasury rates rose steadily until the fourth quarter of 2018, when trade and Fed uncertainties sent yields drastically lower. For the 12-month period, credit spreads finished tighter, although market volatility caused spreads to widen late in 2018. Municipal supply was low and failed to satisfy investor demand, keeping tax-exempt yields stable and tax-equivalent yields for municipals versus Treasuries attractive. Municipal bond yields ultimately finished lower for the period.

The Tax-Advantaged Ultra-Short Fixed Income Fund’s total return of 2.06% outpaced the Fund’s benchmark ICE 75% BofA Merrill Lynch 6-12 Month Municipal Securities Index and 25% BofA Merrill Lynch 1-3 Year U.S. General Obligation Municipal Securities Index return of 2.00% for the 12-month period ended March 31, 2019.

The Fund purchased both taxable and tax-exempt bonds. The tax-advantaged strategy allows the Fund to have a preference for tax-exempt income, with the flexibility to employ taxable bonds if their yields are higher after taxes are considered. In both markets, fixed-rate bonds were purchased in an effort to extend portfolio duration. The Fund benefited from price appreciation in the municipal market as tax-exempt yields declined. The Fund was disadvantaged by holdings of taxable securities, which appreciated less than municipal bonds, on a relative basis. The Fund’s average credit quality was maintained at Aa3/AA-.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/18/09

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	2.06%	1.20%	0.90%	1.06%

ICE 75% BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	2.00	1.10	0.84	0.86

ICE BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	1.83	1.06	0.76	0.69

ICE BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	2.50	1.19	1.06	1.37

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The ICE BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

An active U.S. Federal Reserve (“Fed”), trade disputes and volatile fixed income markets made headlines during the 12-month period ended March 31, 2019. The Fed raised short-term interest rates three times during the period, with the federal funds rate ending in a 2.25% to 2.50% range. Strong employment data continued, while Core PCE inflation remained stable, though predominantly below the Fed’s 2% target. Fed Chairman Powell’s pivot away from a steady series of rate hikes to a data-driven approach to monetary policy added volatility to the markets in the fourth quarter of 2018. Trade negotiations, mainly between the United States and China, also made headlines as investors looked for stability between the world’s largest economies. In general, economic sentiment was fairly positive during the period, despite continued policy, trade and geopolitical disagreements. The U.S. economy saw several quarters of 3%+ growth, and U.S. unemployment continued its path lower.

Short-term Treasury rates rose steadily until the fourth quarter in 2018, when ongoing trade disputes and uncertainty regarding the Fed’s future path brought yields drastically lower. For the 12-month period, one-year rates rose 30 basis points, two-year rates were unchanged and three-year rates decreased by 18 basis points. Credit spreads narrowed by 12 basis points during the 12-month period.

The Ultra-Short Fixed Income Fund’s return of 2.75% outperformed the Fund’s benchmark ICE BofAML 1-Year U.S. Treasury Note Index return of 2.44% for the 12-month period ended March 31, 2019. The Fund outperformance was largely driven by its overweight to credit investments versus the ICE BofAML 1-Year U.S. Treasury Note Index. The Fund’s duration was largely neutral to slightly short during the review period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/18/09

ULTRA-SHORT FIXED INCOME FUND	2.75%	1.72%	1.32%	1.42%

ICE BOFAML 1-YEAR U.S. TREASURY NOTE INDEX	2.44	1.21	0.85	0.69

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

ICE BofAML 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The stock and bond markets finished in positive territory for the 12 months ended March 31, 2019, despite a sharp market reversal in the fourth quarter of 2018 that was spurred in part by the start of the longest U.S. government shutdown in history. The U.S. Federal Reserve raised its benchmark overnight lending rate three times in the reporting period, but paused at the most recent meeting on March 20, 2019, while signaling that it would remain on hold for the remainder of this year. The United States and China continued to negotiate terms of a potential new trade deal, although the timeline for completion was unclear. Also unresolved was Brexit, with British Prime Minister May negotiating a delay in a “hard” separation from the European Union until late October 2019. The European Central Bank and the Bank of England continue to warn of downside risks to global economic growth. Entering 2019, risk assets rebounded while the U.S. dollar exhibited renewed strength even in the face of a dovish U.S. Federal Reserve.

The U.S. economy added 2.5 million non-farm jobs over the reporting period. The unemployment rate fell to an all-time low of 3.7% in September 2018 and ended March 2019 at 3.8%. U.S. GDP averaged 3% growth over the past 12 months, while core CPI inflation remained close to 2% year-over-year. Net U.S. Treasury issuance (bills, notes and bonds) continued to increase during the 12 months ended March 31, 2019. The U.S. Treasury curve flattened over the period. To illustrate, yields of two-year Treasuries finished virtually unchanged at 2.26%, while the 10-year yield fell 33 basis points, from 2.74% to 2.41%.

Against this backdrop, the Fund’s return of 3.29% underperformed the Fund’s benchmark Bloomberg Barclays Intermediate U.S. Government Bond Index return of 3.79% for the 12-month reporting period. An overweight to mortgage-backed securities weighed on performance, while security selection was a slight detractor. The Fund’s stance with respect to duration and positioning along the yield curve contributed positively to returns, nearly offsetting the impact of the Fund’s sector weighting in mortgage-backed securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

U.S. GOVERNMENT FUND	3.29%	1.31%	1.62%	3.85%

BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	3.79	1.65	2.00	4.44

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 118.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$249,680	$828,833
Investments in affiliates, at value	6,058	29,889
Foreign currencies, at value (cost $153)	–	–
Interest income receivable	1,302	5,591
Dividend income receivable	15	42
Receivable for foreign tax reclaims	14	–
Receivable for securities sold	3,212	10,759
Receivable for fund shares sold	1,646	771
Receivable from investment adviser	9	17
Prepaid and other assets	3	5
Total Assets	261,939	875,907
LIABILITIES:
Payable for securities purchased	1,078	26,609
Payable for when-issued securities	5,495	–
Payable for variation margin on futures contracts	–	–
Payable for fund shares redeemed	16	557
Distributions payable to shareholders	121	454
Payable to affiliates:
Management fees	18	70
Custody fees	4	5
Shareholder servicing fees	2	36
Transfer agent fees	1	2
Trustee fees	4	14
Accrued other liabilities	29	30
Total Liabilities	6,768	27,777
Net Assets	$255,171	$848,130
ANALYSIS OF NET ASSETS:
Capital stock	$262,440	$885,207
Distributable earnings	(7,269)	(37,077)
Net Assets	$255,171	$848,130
Shares Outstanding ($.0001 par value, unlimited authorization)	25,304	85,107
Net Asset Value, Redemption and Offering Price Per Share	$10.08	$9.97
Investments, at cost	$248,908	$828,360
Investments in affiliates, at cost	6,058	29,889

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2019

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$3,669,949	$408,004	$53,247	$3,986,949	$2,408,703	$33,653
113,852	14,683	5,859	134,006	11,308	219
151	–	–	–	–	–
73,544	2,531	141	30,011	12,318	89
213	9	14	310	78	1
109	–	–	–	–	–
2,446	–	1,639	–	–	2,205
4,831	119	–	3,970	346	1
27	12	14	32	37	14
4	3	4	5	4	5
3,865,126	425,361	60,918	4,155,283	2,432,794	36,187

60,475	–	–	20,991	5,695	–
–	–	–	121,346	–	–
–	–	22	–	–	9
4,045	412	1	3,326	1,095	120
3,910	177	22	1,118	1,018	13
557	31	5	172	107	3
9	4	2	11	6	2
46	1	1	5	5	–
11	1	–	12	7	–
18	4	8	8	4	3
80	29	29	87	58	29
69,151	659	90	147,076	7,995	179
$3,795,975	$424,702	$60,828	$4,008,207	$2,424,799	$36,008

$4,307,322	$438,532	$67,169	$4,006,723	$2,424,421	$37,034
(511,347)	(13,830)	(6,341)	1,484	378	(1,026)
$3,795,975	$424,702	$60,828	$4,008,207	$2,424,799	$36,008
575,563	22,754	6,334	395,327	237,861	3,790
$6.60	$18.67	$9.60	$10.14	$10.19	$9.50
$3,737,948	$407,235	$53,230	$3,985,077	$2,406,237	$33,440
113,852	14,581	5,859	134,006	11,308	219

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest Income	$8,841	$43,727	$262,505
Dividend income	–	–	1,323
Dividend income from investments in affiliates	162	454	2,824
Total Investment Income	9,003	44,181	266,652
EXPENSES:
Management fees	1,030	4,920	28,758
Custody fees	53	142	396
Transfer agent fees	41	172	562
Blue sky fees	21	29	28
SEC fees	2	2	6
Printing fees	14	14	61
Audit fees	19	19	40
Legal fees	25	25	48
Shareholder servicing fees	7	120	188
Trustee fees	11	10	42
Other	22	23	76
Total Expenses	1,245	5,476	30,205
Less expenses reimbursed by investment adviser	(136)	(304)	(905)
Net Expenses	1,109	5,172	29,300
Net Investment Income	7,894	39,009	237,352
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(1,589)	(12,532)	(74,002)
Investments in affiliates	–	–	–
Futures contracts	(36)	(413)	–
Net changes in unrealized appreciation (depreciation) on:
Investments	3,289	12,073	(22,543)
Investments in affiliates	–	–	–
Futures contracts	85	432	–
Foreign currency translations	–	–	(6)
Net Gains (Losses)	1,749	(440)	(96,551)
Net Increase in Net Assets Resulting from Operations	$9,643	$38,569	$140,801

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2019

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$14,594	$2,253	$66,651	$58,511	$761
–	–	–	–	–
433	148	1,266	649	67
15,027	2,401	67,917	59,160	828

1,872	335	8,429	5,279	112
72	28	395	250	28
74	13	566	348	4
21	20	32	35	26
2	2	10	6	2
14	26	58	55	26
19	21	45	35	21
25	25	55	40	25
1	6	14	14	1
11	10	52	31	10
21	23	91	57	21
2,132	509	9,747	6,150	276
(161)	(136)	(199)	(280)	(136)
1,971	373	9,548	5,870	140
13,056	2,028	58,369	53,290	688

(4,499)	(1,717)	268	(1,467)	(21)
–	(26)	–	–	(1)
–	(30)	–	–	(59)
5,353	940	17,054	13,367	417
102	–	–	–	–
–	363	–	–	60
–	–	–	–	–
956	(470)	17,322	11,900	396
$14,012	$1,558	$75,691	$65,190	$1,084

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2019	2018	2019	2018	2019	2018	2019	2018
OPERATIONS:
Net investment income	$7,894	$6,314	$39,009	$34,749	$237,352	$247,519	$13,056	$8,951
Net realized gains (losses)	(1,625)	(973)	(12,945)	(1,493)	(74,002)	54,294	(4,499)	(1,891)
Net change in unrealized appreciation (depreciation)	3,374	(1,603)	12,505	(15,610)	(22,549)	(119,149)	5,455	(4,743)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,643	3,738	38,569	17,646	140,801	182,664	14,012	2,317
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(12,932)	10,052	(339,498)	29,558	335,998	(810,690)	(63,771)	(281)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(12,932)	10,052	(339,498)	29,558	335,998	(810,690)	(63,771)	(281)
DISTRIBUTIONS PAID (Note 12):
Distributable earnings	(8,375)	–	(41,272)	–	(237,341)	–	(13,063)	–
From net investment income	–	(6,906)	–	(37,383)	–	(247,456)	–	(8,979)
From net realized gains	–	–	–	–	–	–	–	–
Total Distributions Paid	(8,375)	(6,906)	(41,272)	(37,383)	(237,341)	(247,456)	(13,063)	(8,979)
Total Increase (Decrease) in Net Assets	(11,664)	6,884	(342,201)	9,821	239,458	(875,482)	(62,822)	(6,943)
NET ASSETS:
Beginning of year	266,835	259,951	1,190,331	1,180,510	3,556,517	4,431,999	487,524	494,467
End of year	$255,171	$266,835	$848,130	$1,190,331	$3,795,975	$3,556,517	$424,702	$487,524
Accumulated Undistributed Net Investment Income (Loss) (Note 12):	$–	$(109)	$–	$(566)	$–	$(275)	$–	$(151)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2019	2018	2019	2018	2019	2018	2019	2018

$2,028	$1,580	$58,369	$39,034	$53,290	$32,780	$688	$328
(1,773)	(1,220)	268	(277)	(1,467)	876	(81)	(234)
1,303	(1,013)	17,054	(15,660)	13,367	(13,477)	477	(230)
1,558	(653)	75,691	23,097	65,190	20,179	1,084	(136)

(52,423)	(16,439)	82,008	380,428	(176,974)	396,238	12,737	(582)
(52,423)	(16,439)	82,008	380,428	(176,974)	396,238	12,737	(582)

(2,224)	–	(58,368)	–	(53,715)	–	(740)	–
–	(1,803)	–	(39,035)	–	(32,778)	–	(368)
–	–	–	(150)	–	(1,081)	–	–
(2,224)	(1,803)	(58,368)	(39,185)	(53,715)	(33,859)	(740)	(368)
(53,089)	(18,895)	99,331	364,340	(165,499)	382,558	13,081	(1,086)

113,917	132,812	3,908,876	3,544,536	2,590,298	2,207,740	22,927	24,013
$60,828	$113,917	$4,008,207	$3,908,876	$2,424,799	$2,590,298	$36,008	$22,927
$–	$–	$–	$(222)	$–	$(8)	$–	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.02	$10.15	$10.40	$10.62	$10.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.26	0.19	0.20	0.20
Net realized and unrealized gains (losses)	0.08	(0.11)	(0.15)	(0.10)	0.42
Total from Investment Operations	0.36	0.15	0.04	0.10	0.62
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)	(0.28)	(0.22)	(0.22)	(0.21)
From net realized gains	–	–	(0.07)	(0.10)	(0.06)
Total Distributions Paid	(0.30)	(0.28)	(0.29)	(0.32)	(0.27)
Net Asset Value, End of Year	$10.08	$10.02	$10.15	$10.40	$10.62
Total Return(1)	3.75%	1.45%	0.36%	1.00%	6.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$255,171	$266,835	$259,951	$246,818	$223,549
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.41%	0.41%	0.40%	0.41%	0.40%
Expenses, before reimbursements and credits	0.46%	0.46%	0.46%	0.45%	0.53%
Net investment income, net of reimbursements and credits(2)	2.91%	2.49%	1.87%	1.92%	1.86%
Net investment income, before reimbursements and credits	2.86%	2.44%	1.81%	1.88%	1.73%
Portfolio Turnover Rate	327.61%	424.59%	517.18%	680.40%	813.91%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $11,000, $18,000, $57,000, $32,000 and $5,000, which represent less than 0.01, 0.01, 0.02, less than 0.01 and 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.94	$10.12	$10.23	$10.53	$10.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.31	0.24	0.25	0.29
Net realized and unrealized gains (losses)	0.06	(0.16)	(0.08)	(0.20)	0.30
Total from Investment Operations	0.38	0.15	0.16	0.05	0.59
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.35)	(0.33)	(0.27)	(0.28)	(0.30)
From net realized gains	–	–	–	(0.07)	–
Total Distributions Paid	(0.35)	(0.33)	(0.27)	(0.35)	(0.30)
Net Asset Value, End of Year	$9.97	$9.94	$10.12	$10.23	$10.53
Total Return(2)	3.98%	1.38%	1.58%	0.53%	5.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$848,130	$1,190,331	$1,180,510	$1,352,637	$1,929,692
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.48%	0.48%	0.48%	0.47%	0.52%
Net investment income, net of reimbursements and credits(3)	3.41%	2.95%	2.40%	2.52%	2.69%
Net investment income, before reimbursements and credits	3.38%	2.92%	2.37%	2.50%	2.62%
Portfolio Turnover Rate	283.15%	364.76%	454.23%	554.71%	663.50%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $32,000, $81,000, $207,000, $148,000 and $35,000, which represent less than 0.01, less than 0.01, 0.02, less than 0.01, and 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$6.72	$6.84	$6.42	$7.12	$7.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.42	0.40	0.39	0.43
Net realized and unrealized gains (losses)	(0.12)	(0.12)	0.42	(0.70)	(0.35)
Total from Investment Operations	0.30	0.30	0.82	(0.31)	0.08
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.42)	(0.42)	(0.40)	(0.39)	(0.43)
From net realized gains	–	–	–	–	(0.14)
Total Distributions Paid	(0.42)	(0.42)	(0.40)	(0.39)	(0.57)
Net Asset Value, End of Year	$6.60	$6.72	$6.84	$6.42	$7.12
Total Return(2)	4.64%	4.32%	13.07%	(4.38)%	1.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,795,975	$3,556,517	$4,431,999	$5,124,426	$5,350,702
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.78%	0.80%	0.80%	0.80%	0.80%
Expenses, before reimbursements and credits	0.81%	0.81%	0.81%	0.81%	0.85%
Net investment income, net of reimbursements and credits(3)	6.34%	6.00%	5.98%	5.83%	5.75%
Net investment income, before reimbursements and credits	6.31%	5.99%	5.97%	5.82%	5.70%
Portfolio Turnover Rate	52.19%	95.52%	117.53%	80.15%	91.47%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $198,000, $196,000, $261,000, $236,000 and $47,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.60	$18.85	$18.86	$19.03	$19.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49	0.34	0.27	0.24	0.23
Net realized and unrealized gains (losses)	0.07	(0.25)	–	(0.16)	(0.08)
Total from Investment Operations	0.56	0.09	0.27	0.08	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.49)	(0.34)	(0.28)	(0.25)	(0.24)
Total Distributions Paid	(0.49)	(0.34)	(0.28)	(0.25)	(0.24)
Net Asset Value, End of Year	$18.67	$18.60	$18.85	$18.86	$19.03
Total Return(1)	3.07%	0.45%	1.45%	0.42%	0.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$424,702	$487,524	$494,467	$560,650	$697,075
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses, before reimbursements and credits	0.43%	0.43%	0.43%	0.42%	0.49%
Net investment income, net of reimbursements and credits(2)	2.65%	1.79%	1.43%	1.25%	1.21%
Net investment income, before reimbursements and credits	2.62%	1.76%	1.40%	1.23%	1.12%
Portfolio Turnover Rate	125.76%	158.65%	242.73%	268.41%	277.34%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $11,000, $13,000, $29,000, $25,000 and $6,000, which represents less than 0.01, less than 0.01, less than 0.01, 0.005 and 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$9.61		$9.81		$9.97		$9.89		$9.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.13		0.07		0.06		0.05
Net realized and unrealized gains (losses)	0.02		(0.18)		(0.15)		0.08		0.12
Total from Investment Operations	0.23		(0.05)		(0.08)		0.14		0.17
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.15)		(0.08)		(0.06)		(0.05)
Total Distributions Paid	(0.24)		(0.15)		(0.08)		(0.06)		(0.05)
Net Asset Value, End of Year	$9.60		$9.61		$9.81		$9.97		$9.89
Total Return(1)	2.47%		(0.55)%		(0.74)%		1.38%		1.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$60,828		$113,917		$132,812		$166,362		$182,241
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.42	%(2)	0.41	%(2)	0.41	%(2)	0.41	%(2)	0.41%
Expenses, before reimbursements and credits	0.57%		0.51%		0.49%		0.47%		0.54%
Net investment income, net of reimbursements and credits	2.30	%(2)	1.32	%(2)	0.71	%(2)	0.55	%(2)	0.47%
Net investment income, before reimbursements and credits	2.15%		1.22%		0.63%		0.49%		0.34%
Portfolio Turnover Rate	739.25%		504.54%		905.27%		783.51%		670.75%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $8,000, $14,000, $31,000 and $16,000, which represent 0.01, 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.09		$10.13		$10.12		$10.15	$10.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.10		0.08		0.07	0.06
Net realized and unrealized gains (losses)	0.05		(0.04)		0.01		(0.03)	(0.01)
Total from Investment Operations	0.20		0.06		0.09		0.04	0.05
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)		(0.10)		(0.08)		(0.07)	(0.05)
From net realized gains	–		–	(1)	–		– (1)	(0.01)
Total Distributions Paid	(0.15)		(0.10)		(0.08)		(0.07)	(0.06)
Net Asset Value, End of Year	$10.14		$10.09		$10.13		$10.12	$10.15
Total Return(2)	2.06%		0.60%		0.94%		0.41%	0.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,008,207		$3,908,876		$3,544,536		$3,370,160	$3,181,724
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25%	0.25	%(3)
Expenses, before reimbursements and credits	0.26%		0.26%		0.26%		0.26%	0.30%
Net investment income, net of reimbursements and credits	1.55	%(3)	1.00	%(3)	0.84	%(3)	0.66%	0.55	%(3)
Net investment income, before reimbursements and credits	1.54%		0.99%		0.83%		0.65%	0.50%
Portfolio Turnover Rate	62.06%		54.39%		51.98%		52.48%	131.54	%(4)

(1)	Per share amounts were less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $81,000, $72,000, $64,000 and $1,000, which represent less than 0.01, less than 0.01, less than 0.01 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)	Portfolio Turnover would have been 59.34% with the exclusion of short term investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.15	$10.21	$10.18	$10.21	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.15	0.12	0.09	0.08
Net realized and unrealized gains (losses)	0.04	(0.06)	0.03	(0.02)	– (1)
Total from Investment Operations	0.27	0.09	0.15	0.07	0.08
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.15)	(0.12)	(0.09)	(0.08)
From net realized gains	– (1)	– (1)	–	(0.01)	(0.01)
Total Distributions Paid	(0.23)	(0.15)	(0.12)	(0.10)	(0.09)
Net Asset Value, End of Year	$10.19	$10.15	$10.21	$10.18	$10.21
Total Return(2)	2.75%	0.96%	1.45%	0.70%	0.77%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,424,799	$2,590,298	$2,207,740	$1,542,582	$1,611,089
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.27%	0.26%	0.26%	0.26%	0.31%
Net investment income, net of reimbursements and credits(3)	2.30%	1.51%	1.15%	0.90%	0.75%
Net investment income, before reimbursements and credits	2.28%	1.50%	1.14%	0.89%	0.69%
Portfolio Turnover Rate	59.63%	58.41%	52.98%	50.95%	62.53%

(1)	Per share amounts were less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds approximately $44,000, $56,000 and $74,000 which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, and approximately $42,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$9.43		$9.64		$9.87		$9.76		$9.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.14		0.09		0.08		0.08
Net realized and unrealized gains (losses)	0.09		(0.20)		(0.21)		0.11		0.23
Total from Investment Operations	0.30		(0.06)		(0.12)		0.19		0.31
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.15)		(0.11)		(0.08)		(0.08)
Total Distributions Paid	(0.23)		(0.15)		(0.11)		(0.08)		(0.08)
Net Asset Value, End of Year	$9.50		$9.43		$9.64		$9.87		$9.76
Total Return(1)	3.29%		(0.62)%		(1.26)%		1.99%		3.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$36,008		$22,927		$24,013		$25,826		$29,043
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.47	%(2)	0.47	%(2)	0.45	%(2)	0.44	%(2)	0.43%
Expenses, before reimbursements and credits	0.93%		0.90%		0.90%		0.81%		0.98%
Net investment income, net of reimbursements and credits	2.33	%(2)	1.41	%(2)	0.94	%(2)	0.83	%(2)	0.78%
Net investment income, before reimbursements and credits	1.87%		0.98%		0.49%		0.46%		0.23%
Portfolio Turnover Rate	1,074.68%		429.23%		665.24%		601.88%		545.92%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $3,000, $4,000 and $2,000, which represent 0.01, less than 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.1%

Commercial Mortgage-Backed Securities – 5.1%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	$1,100	$1,168

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	940	968

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	1,500	1,582

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	1,345	1,352

DBJPM Mortgage Trust, Series 2016-C3, Class A5 2.89%, 8/10/49	1,295	1,275

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	1,260	1,262

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	1,750	1,816

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	1,330	1,378

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	1,015	1,018

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	1,030	1,063
		12,882
Total Asset-Backed Securities
(Cost $12,806)		12,882

CORPORATE BONDS – 23.9%

Aerospace & Defense – 0.2%

L3 Technologies, Inc., 3.85%, 12/15/26	505	514

Automobiles Manufacturing – 0.8%

Ford Motor Credit Co. LLC, 8.13%, 1/15/20	1,360	1,410

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Automobiles Manufacturing – 0.8% – continued

Volkswagen Group of America Finance LLC, 4.00%, 11/12/21 (1)	$665	$678
		2,088

Banks – 0.6%

PNC Financial Services Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.85%, 6/1/23 (2)(3)	595	586

SunTrust Bank, 3.20%, 4/1/24	910	918
		1,504

Cable & Satellite – 0.7%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	405	408
6.48%, 10/23/45	565	633

Comcast Corp., 4.70%, 10/15/48	680	737
		1,778

Chemicals – 0.4%

Huntsman International LLC, 4.50%, 5/1/29	285	284

RPM International, Inc., 4.55%, 3/1/29	740	750
		1,034

Commercial Finance – 0.3%

Aviation Capital Group LLC, 3.50%, 11/1/27 (1)	410	389

International Lease Finance Corp., 6.25%, 5/15/19	365	366
		755

Construction Materials Manufacturing – 0.1%

Owens Corning, 4.40%, 1/30/48	183	150

Consumer Finance – 0.8%

Capital One Financial Corp., 4.20%, 10/29/25	825	839

Discover Financial Services, 4.50%, 1/30/26	490	503

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Consumer Finance – 0.8% – continued

Fidelity National Information Services, Inc., 5.00%, 10/15/25	$214	$231

Synchrony Financial, 4.38%, 3/19/24	170	172
5.15%, 3/19/29	185	188
		1,933

Containers & Packaging – 0.2%

International Paper Co., 4.40%, 8/15/47	420	393

Packaging Corp. of America, 3.40%, 12/15/27	145	141
		534

Diversified Banks – 2.5%

Bank of America Corp., 3.30%, 1/11/23	415	420
4.20%, 8/26/24	290	300
4.00%, 1/22/25	730	745
(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 3/15/25 (2)	395	399
3.95%, 4/21/25	280	285
(Variable, ICE LIBOR USD 3M + 1.21%),3.97%, 2/7/30 (2)	290	296
6.11%, 1/29/37	535	635

Citigroup, Inc., 3.40%, 5/1/26	650	646
(Variable, ICE LIBOR USD 3M + 1.34%), 3.98%, 3/20/30 (2)	360	366

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (2)(3)	230	232
(Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 4/1/23 (2)	685	689
3.38%, 5/1/23	435	439
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/5/24 (2)	500	519
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 7/23/29 (2)	330	344
		6,315

Electrical Equipment Manufacturing – 0.7%

General Electric Co., 5.55%, 5/4/20	775	795

Keysight Technologies, Inc., 3.30%, 10/30/19	235	236

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Electrical Equipment Manufacturing – 0.7% – continued
4.55%, 10/30/24	$98	$102
4.60%, 4/6/27	326	337

Roper Technologies, Inc., 3.85%, 12/15/25	335	342
		1,812

Entertainment Content – 0.3%

Warner Media LLC, 3.80%, 2/15/27	540	538
5.35%, 12/15/43	265	278
		816

Exploration & Production – 0.5%

Apache Corp., 4.25%, 1/15/44	330	293

Hess Corp., 7.13%, 3/15/33	910	1,054
		1,347

Financial Services – 1.3%

Ares Capital Corp., 3.50%, 2/10/23	330	321
4.25%, 3/1/25	480	469

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)(3)	435	408

FMR LLC, 6.45%, 11/15/39 (1)	675	876

Goldman Sachs Group (The), Inc., 5.38%, 3/15/20	375	384
4.00%, 3/3/24	235	242
4.80%, 7/8/44	245	259

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.40%), 4.18%, 10/24/23 (4)	125	127
(Floating, ICE LIBOR USD 3M + 1.22%), 3.96%, 5/8/24 (4)	305	307
		3,393

Food & Beverage – 1.2%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	505	506
4.90%, 2/1/46	550	552

Beam Suntory, Inc., 3.25%, 6/15/23	370	370

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Food & Beverage – 1.2% – continued

Constellation Brands, Inc., 4.75%, 12/1/25	$480	$512

General Mills, Inc., 4.70%, 4/17/48	225	225

Kraft Heinz Foods Co., 5.00%, 6/4/42	410	388

Molson Coors Brewing Co., 3.00%, 7/15/26	265	251
5.00%, 5/1/42	200	196

Smithfield Foods, Inc., 2.65%, 10/3/21 (1)	175	168
		3,168

Hardware – 1.0%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (1)	260	277
5.30%, 10/1/29 (1)	460	464
8.35%, 7/15/46 (1)	520	628

Hewlett Packard Enterprise Co., 3.50%, 10/5/21	370	375
4.40%, 10/15/22	360	377
6.20%, 10/15/35	240	254
6.35%, 10/15/45	240	251
		2,626

Health Care Facilities & Services – 0.6%

HCA, Inc., 6.50%, 2/15/20	765	787

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	260	257

McKesson Corp., 3.65%, 11/30/20	405	410
		1,454

Home & Office Products Manufacturing – 0.7%

Leggett & Platt, Inc., 3.50%, 11/15/27	480	461
4.40%, 3/15/29	375	378

Steelcase, Inc., 5.13%, 1/18/29	810	845
		1,684

Homebuilders – 0.2%

D.R. Horton, Inc., 5.75%, 8/15/23	445	481

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Integrated Oils – 0.1%

BP Capital Markets America, Inc., 4.74%, 3/11/21	$115	$119

Life Insurance – 1.6%

Brighthouse Financial, Inc., 4.70%, 6/22/47	610	486

Harborwalk Funding Trust, (Variable, ICE LIBOR USD 3M + 3.19%), 5.08%, 2/15/69 (1)(2)	575	604

MetLife, Inc., 6.40%, 12/15/36	237	254

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (2)	1,365	1,341

Protective Life Corp., 8.45%, 10/15/39	510	727

Protective Life Global Funding, 2.62%, 8/22/22 (1)	160	159

Reinsurance Group of America, Inc., 4.70%, 9/15/23	439	469
		4,040

Managed Care – 0.6%

Anthem, Inc., 2.25%, 8/15/19	515	514
4.65%, 1/15/43	455	469
4.55%, 3/1/48	535	545
		1,528

Medical Equipment & Devices Manufacturing – 0.2%

Becton Dickinson and Co., 2.13%, 6/6/19	537	536

Metals & Mining – 0.2%

Glencore Funding LLC, 4.13%, 3/12/24 (1)	330	333
3.88%, 10/27/27 (1)	135	129
		462

Oil & Gas Services & Equipment – 0.3%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	255	253
4.08%, 12/15/47	280	257

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	330	312
		822

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Pharmaceuticals – 0.2%

AbbVie, Inc., 4.70%, 5/14/45	$272	$262

Mylan, Inc., 5.40%, 11/29/43	275	253
		515

Pipeline – 1.1%

Energy Transfer Operating L.P., 3.60%, 2/1/23	380	383
4.20%, 9/15/23	240	248

Enterprise Products Operating LLC, 5.20%, 9/1/20	358	370
(Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 2/15/78 (2)	570	508

MPLX L.P., 4.00%, 3/15/28	380	378

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	520	517

Western Midstream Operating L.P., 5.50%, 8/15/48	405	395
		2,799

Railroad – 0.1%

Wabtec Corp., 4.95%, 9/15/28	140	142

Real Estate – 1.5%

American Tower Corp., 3.13%, 1/15/27	550	527

Boston Properties L.P., 3.20%, 1/15/25	485	481

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	460	458

EPR Properties, 4.50%, 4/1/25	600	611
4.50%, 6/1/27	490	494

Office Properties Income Trust, 3.60%, 2/1/20	315	316

Ventas Realty L.P., 4.40%, 1/15/29	365	380

Weyerhaeuser Co., 4.00%, 11/15/29	495	509
		3,776

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 5.13%, 12/15/26 (1)	$315	$338

Retail – Consumer Discretionary – 0.1%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)	210	269

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 3.75%, 9/25/27	300	273

Semiconductors – 0.4%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	480	478

KLA-Tencor Corp., 4.13%, 11/1/21	245	252
5.65%, 11/1/34	135	146

Maxim Integrated Products, Inc., 3.45%, 6/15/27	270	260
		1,136

Software & Services – 0.4%

Activision Blizzard, Inc., 2.30%, 9/15/21	456	449

Citrix Systems, Inc., 4.50%, 12/1/27	635	625
		1,074

Tobacco – 1.0%

Altria Group, Inc., 2.63%, 9/16/26	152	140
4.80%, 2/14/29	375	387
5.95%, 2/14/49	500	537

Philip Morris International, Inc., 2.38%, 8/17/22	615	607

Reynolds American, Inc., 4.45%, 6/12/25	370	380
5.85%, 8/15/45	525	539
		2,590

Transportation & Logistics – 0.2%

JB Hunt Transport Services, Inc., 3.88%, 3/1/26	585	594

Travel & Lodging – 0.3%

Marriott International, Inc., 3.60%, 4/15/24	675	681

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.9% – continued

Utilities – 0.8%

Exelon Corp., 5.63%, 6/15/35	$450	$511

Mississippi Power Co., 3.95%, 3/30/28	235	238

NextEra Energy Capital Holdings, Inc., (Variable, ICE LIBOR USD 3M + 2.41%), 4.80%, 12/1/77 (2)	650	581

Pennsylvania Electric Co., 3.25%, 3/15/28 (1)	340	328

PPL Capital Funding, Inc., 4.00%, 9/15/47	490	460
		2,118

Wireless Telecommunications Services – 1.5%

AT&T, Inc., 2.45%, 6/30/20	355	354
4.10%, 2/15/28	635	642
4.35%, 6/15/45	775	711
4.55%, 3/9/49	775	732

Verizon Communications, Inc., 4.67%, 3/15/55	1,445	1,472
		3,911
Total Corporate Bonds
(Cost $60,396)		61,109

FOREIGN ISSUER BONDS – 4.9%

Banks – 0.2%

BPCE S.A., 3.50%, 10/23/27 (1)	595	575

Chemicals – 0.2%

Braskem Netherlands Finance B.V., 4.50%, 1/10/28 (1)	555	540

Syngenta Finance N.V., 5.18%, 4/24/28 (1)	90	91
		631

Commercial Finance – 1.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, 5/15/19	795	796
4.88%, 1/16/24	575	598
3.50%, 1/15/25	270	260

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.9% – continued

Commercial Finance – 1.0% – continued

Aircastle Ltd., 6.25%, 12/1/19	$400	$407
4.40%, 9/25/23	435	443
		2,504

Design, Manufacturing & Distribution – 0.2%

Flex Ltd., 4.75%, 6/15/25	445	458

Diversified Banks – 0.4%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)(3)	318	292

Credit Agricole S.A., (Variable, USD Swap 5Y + 4.32%), 6.88%, 9/23/24 (1)(2)(3)	335	339

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	350	347
		978

Electrical Equipment Manufacturing – 0.1%

Johnson Controls International PLC, 5.13%, 9/14/45	365	381

Exploration & Production – 0.3%

Encana Corp., 8.13%, 9/15/30	535	687

Food & Beverage – 0.1%

Bacardi Ltd., 5.30%, 5/15/48 (1)	140	134

Integrated Oils – 0.2%

Cenovus Energy, Inc., 6.75%, 11/15/39	215	239

Suncor Energy, Inc., 3.60%, 12/1/24	365	374
		613

Life Insurance – 0.3%

Manulife Financial Corp., (Variable, USD ICE Swap Rate 5Y + 1.65%), 4.06%, 2/24/32 (2)	690	671

Machinery Manufacturing – 0.1%

Pentair Finance S.a.r.l., 2.65%, 12/1/19	315	315

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.9% – continued

Metals & Mining – 0.6%

Anglo American Capital PLC, 3.75%, 4/10/22 (1)	$665	$667
4.50%, 3/15/28 (1)	700	699

ArcelorMittal, 4.55%, 3/11/26	190	194
		1,560

Pharmaceuticals – 0.2%

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	395	382

Pipeline – 0.2%

Enbridge, Inc., (Variable, ICE LIBOR USD 3M + 3.64%), 6.25%, 3/1/78 (2)	415	413

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.89%, 5/15/67 (4)	250	209
		622

Retail – Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	345	338

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC, 4.88%, 3/1/24 (1)	445	470

Software & Services – 0.1%

Tencent Holdings Ltd., 2.99%, 1/19/23 (1)	305	304

Wireline Telecommunications Services – 0.4%

British Telecommunications PLC, 5.13%, 12/4/28	430	460

Telefonica Emisiones S.A., 5.21%, 3/8/47	445	451
		911
Total Foreign Issuer Bonds
(Cost $12,533)		12,534

U.S. GOVERNMENT AGENCIES – 30.0% (5)

Fannie Mae – 29.0%

Pool #535714, 7.50%, 1/1/31	5	6

Pool #555599, 7.00%, 4/1/33	14	16

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.0% (5) – continued

Fannie Mae – 29.0% – continued

Pool #712130, 7.00%, 6/1/33	$9	$11

Pool #845182, 5.50%, 11/1/35	11	12

Pool #890009, 5.50%, 9/1/36	60	66

Pool #890384, 4.50%, 10/1/41	13	14

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.84% Cap), 4.63%, 9/1/36 (4)	58	61

Pool #932638, 5.00%, 3/1/40	187	202

Pool #AA7583, 4.50%, 6/1/39	13	14

Pool #AB1470, 4.50%, 9/1/40	189	200

Pool #AB3114, 5.00%, 6/1/41	134	145

Pool #AB9522, 3.50%, 5/1/43	1,041	1,063

Pool #AC6118, 4.50%, 11/1/39	184	194

Pool #AC9581, 5.50%, 1/1/40	89	96

Pool #AD0915, 5.50%, 12/1/38	95	103

Pool #AD1645, 5.00%, 3/1/40	18	20

Pool #AD6929, 5.00%, 6/1/40	125	135

Pool #AD7775, 4.50%, 8/1/40	392	417

Pool #AH1507, 4.50%, 12/1/40	221	235

Pool #AH9109, 4.50%, 4/1/41	14	15

Pool #AI8193, 4.50%, 8/1/41	645	682

Pool #AL4408, 4.50%, 11/1/43	973	1,034

Pool #AL4908, 4.00%, 2/1/44	255	267

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.0% (5) – continued

Fannie Mae – 29.0% – continued

Pool #AL5686, 4.00%, 9/1/44	$732	$763

Pool #AL8352, 3.00%, 10/1/44	3,316	3,318

Pool #AL9069, 3.00%, 3/1/44	3,541	3,544

Pool #AQ9333, 4.00%, 1/1/43	706	737

Pool #AS3473, 4.00%, 10/1/44	1,445	1,495

Pool #AS3655, 4.50%, 10/1/44	561	591

Pool #AS3797, 5.00%, 11/1/44	370	393

Pool #AS5722, 3.50%, 9/1/45	325	331

Pool #AS6075, 4.00%, 10/1/45	1,326	1,372

Pool #AS6184, 3.50%, 11/1/45	2,665	2,728

Pool #AS6520, 3.50%, 1/1/46	1,066	1,084

Pool #AS6730, 3.50%, 2/1/46	1,623	1,650

Pool #AS7568, 4.50%, 7/1/46	1,950	2,042

Pool #AS8699, 4.00%, 1/1/47	1,766	1,825

Pool #AU7032, 4.00%, 11/1/43	2,553	2,667

Pool #AW2706, 4.00%, 4/1/44	1,011	1,046

Pool #AW6233, 4.50%, 6/1/44	668	709

Pool #AZ7903, 4.00%, 6/1/41	991	1,028

Pool #BC0326, 3.50%, 12/1/45	1,777	1,808

Pool #BC4898, 3.50%, 2/1/46	1,732	1,762

Pool #BD1165, 3.00%, 10/1/46	1,270	1,266

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.0% (5) – continued

Fannie Mae – 29.0% – continued

Pool #BD5046, 3.50%, 2/1/47	$1,465	$1,488

Pool #BD7060, 4.00%, 3/1/47	2,350	2,428

Pool #BD7081, 4.00%, 3/1/47	1,909	1,973

Pool #BE3619, 4.00%, 5/1/47	2,065	2,135

Pool #BE5651, 3.00%, 2/1/47	1,261	1,257

Pool #BM2000, 3.50%, 5/1/47	2,080	2,113

Pool #CA2375, 4.00%, 9/1/48	2,713	2,796

Pool #MA2522, 3.50%, 2/1/46	1,193	1,213

Pool #MA2642, 3.50%, 6/1/46	915	930

Pool #MA2705, 3.00%, 8/1/46	1,174	1,170

Pool #MA2864, 3.50%, 1/1/47	1,199	1,218

Pool #MA2929, 3.50%, 3/1/47	1,586	1,612

Pool #MA3027, 4.00%, 6/1/47	2,160	2,232

Pool #MA3088, 4.00%, 8/1/47	1,291	1,334

Pool #MA3120, 3.50%, 9/1/47	2,308	2,344

Pool #MA3183, 4.00%, 11/1/47	2,364	2,443

Pool #MA3184, 4.50%, 11/1/47	1,967	2,059

Pool #MA3211, 4.00%, 12/1/47	2,360	2,438

Pool TBA, 4/1/49 (6)	1,875	1,900
4/1/49 (6)	1,775	1,877
		74,127

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 30.0% (5) – continued

Freddie Mac – 0.1%

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 11.36% Cap), 4.55%, 9/1/37 (4)	$5	$5

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 2.06%, 11.37% Cap), 4.93%, 11/1/37 (4)	52	54

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.84%, 10.86% Cap), 4.26%, 4/1/37 (4)	34	35

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.75% Cap), 4.65%, 9/1/37 (4)	58	62
		156

Freddie Mac Gold – 0.9%

Pool #A65182, 6.50%, 9/1/37	192	218

Pool #C02790, 6.50%, 4/1/37	95	111

Pool #C02838, 5.50%, 5/1/37	83	89

Pool #C03517, 4.50%, 9/1/40	138	146

Pool #G01954, 5.00%, 11/1/35	82	88

Pool #G05534, 5/1/35 (6)	1,541	1,697
		2,349

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	3	4

Pool #633627, 5.50%, 9/15/34	3	3
		7
Total U.S. Government Agencies
(Cost $77,888)		76,639

U.S. GOVERNMENT OBLIGATIONS – 33.7%

U.S. Treasury Bonds – 5.3%
3.38%, 11/15/48	12,202	13,580

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 33.7% – continued

U.S. Treasury Notes – 27.1%
2.50%, 2/28/21	$3,320	$3,333
2.50%, 2/15/22	19,532	19,675
2.38%, 3/15/22	20,215	20,303
2.38%, 2/29/24	17,563	17,678
2.50%, 2/28/26	5,674	5,739
2.63%, 2/15/29	2,400	2,444
		69,172

U.S. Treasury Strips – 1.3%
2.44%, 5/15/36 (7)	5,200	3,265
Total U.S. Government Obligations
(Cost $84,786)		86,017

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (8)(9)	6,058,090	$6,058
Total Investment Companies
(Cost $6,058)		6,058

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 2.43%, 4/25/19 (7)	$500	$499
Total Short-Term Investments
(Cost $499)		499

Total Investments – 100.2%
(Cost $254,966)		255,738

Liabilities less Other Assets – (0.2%)		(567)
NET ASSETS – 100.0%		$255,171

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(7)	Discount rate at the time of purchase.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued MARCH 31, 2019

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

3M – 3 Month

5Y – 5 Year

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

TBA – To be announced

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	33.8%
U.S. Agency	30.0
AAA	5.1
AA	0.2
A	4.1
BBB	24.4
Cash Equivalents	2.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$ 12,882	$–	$ 12,882
Corporate Bonds (1)	–	61,109	–	61,109
Foreign Issuer Bonds (1)	–	12,534	–	12,534
U.S. Government Agencies (1)	–	76,639	–	76,639
U.S. Government Obligations (1)	–	86,017	–	86,017
Investment Companies	6,058	–	–	6,058
Short-Term Investments	–	499	–	499
Total Investments	$6,058	$249,680	$–	$255,738

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.1%

Commercial Mortgage-Backed Securities – 5.1%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	$4,400	$4,670

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	1,700	1,751

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	4,005	4,225

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	4,815	4,839

DBJPM Mortgage Trust, Series 2016-C3, Class A5 2.89%, 8/10/49	4,000	3,939

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	2,825	2,829

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	7,525	7,808

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,950	2,959

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	4,850	4,906

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	4,910	5,066
		42,992
Total Asset-Backed Securities
(Cost $42,695)		42,992

CORPORATE BONDS – 26.3%

Aerospace & Defense – 0.1%

L3 Technologies, Inc., 3.85%, 12/15/26	928	944

Automobiles Manufacturing – 0.4%

Ford Motor Credit Co. LLC, 8.13%, 1/15/20	1,605	1,663

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Automobiles Manufacturing – 0.4% – continued

Volkswagen Group of America Finance LLC, 4.00%, 11/12/21 (1)	$1,637	$1,670
		3,333

Banks – 0.4%

PNC Financial Services Group (The), Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.85%, 6/1/23 (2)(3)	1,695	1,669

SunTrust Banks, Inc., (Variable, ICE LIBOR USD 3M + 2.79%), 5.13%, 12/15/27 (2)(3)	2,170	2,040
		3,709

Cable & Satellite – 0.9%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	1,145	1,153
6.48%, 10/23/45	2,265	2,539

Comcast Corp., 4.70%, 10/15/48	1,365	1,480

CSC Holdings LLC, 10.88%, 10/15/25 (1)	1,145	1,322

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	1,090	1,052
		7,546

Chemicals – 0.5%

CF Industries, Inc., 5.15%, 3/15/34	1,120	1,064

Huntsman International LLC, 4.50%, 5/1/29	1,200	1,197

RPM International, Inc., 4.55%, 3/1/29	2,110	2,137
		4,398

Commercial Finance – 0.2%

Aviation Capital Group LLC, 3.50%, 11/1/27 (1)	1,930	1,832

Construction Materials Manufacturing – 0.1%

Owens Corning, 4.40%, 1/30/48	880	724

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Consumer Finance – 0.9%

American Express Co., (Variable, ICE LIBOR USD 3M + 3.29%), 4.90%, 3/15/20 (2)(3)	$2,200	$2,188

Capital One Financial Corp., 4.20%, 10/29/25	984	1,001

Discover Financial Services, 4.50%, 1/30/26	1,645	1,689

Fidelity National Information Services, Inc., 5.00%, 10/15/25	885	954

Synchrony Financial, 4.38%, 3/19/24	705	714
5.15%, 3/19/29	770	783
		7,329

Consumer Services – 0.1%

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (1)	966	1,014

Containers & Packaging – 0.8%

BWAY Holding Co., 7.25%, 4/15/25 (1)	2,805	2,705

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (1)	1,830	1,766

International Paper Co., 4.40%, 8/15/47	1,390	1,300

Packaging Corp. of America, 3.40%, 12/15/27	690	672
		6,443

Diversified Banks – 1.9%

Bank of America Corp., 4.20%, 8/26/24	1,300	1,345
4.00%, 1/22/25	1,162	1,185
(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 3/15/25 (2)	1,260	1,273
3.95%, 4/21/25	820	834
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2)(3)	1,485	1,507
(Variable, ICE LIBOR USD 3M + 1.21%), 3.97%, 2/7/30 (2)	1,185	1,208
6.11%, 1/29/37	1,795	2,130

Citigroup, Inc., 3.40%, 5/1/26	2,110	2,097
(Variable, ICE LIBOR USD 3M + 1.34%), 3.98%, 3/20/30 (2)	1,480	1,505

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Diversified Banks – 1.9% – continued

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (2)(3)	$1,640	$1,657
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/5/24 (2)	1,615	1,676
		16,417

Electrical Equipment Manufacturing – 0.6%

General Electric Co., 5.55%, 5/4/20	1,725	1,770

Keysight Technologies, Inc., 4.55%, 10/30/24	409	425
4.60%, 4/6/27	1,441	1,490

Roper Technologies, Inc., 3.85%, 12/15/25	1,280	1,307
		4,992

Entertainment Content – 0.3%

Warner Media LLC, 3.80%, 2/15/27	1,725	1,718
5.35%, 12/15/43	905	951
		2,669

Exploration & Production – 1.0%

Apache Corp., 4.25%, 1/15/44	1,165	1,032

Denbury Resources, Inc., 7.50%, 2/15/24 (1)	1,388	1,185

Hess Corp., 7.13%, 3/15/33	1,000	1,158

Murphy Oil Corp., 5.88%, 12/1/42	1,760	1,571

SM Energy Co., 5.63%, 6/1/25	1,665	1,540
6.75%, 9/15/26	890	853

Whiting Petroleum Corp., 6.63%, 1/15/26	1,265	1,240
		8,579

Financial Services – 1.9%

Ares Capital Corp., 3.50%, 2/10/23	1,630	1,585
4.25%, 3/1/25	1,725	1,684

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)(3)	1,380	1,294

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Financial Services – 1.9% – continued

Eagle Holding Co. II LLC, 7.63%, (100% Cash), 5/15/22 (1)(4)	$915	$923

FMR LLC, 6.45%, 11/15/39 (1)	3,265	4,238

Goldman Sachs Group (The), Inc., 5.38%, 3/15/20	1,235	1,264
(Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (2)(3)	1,795	1,658
4.00%, 3/3/24	1,000	1,031
4.80%, 7/8/44	805	851

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/25	955	978

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.22%), 3.96%, 5/8/24 (5)	975	982
		16,488

Food & Beverage – 1.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	1,685	1,690
4.90%, 2/1/46	1,715	1,722

Beam Suntory, Inc., 3.25%, 6/15/23	1,115	1,115

Constellation Brands, Inc., 4.75%, 12/1/25	1,590	1,695

General Mills, Inc., 4.70%, 4/17/48	995	993

Kraft Heinz Foods Co., 5.00%, 6/4/42	1,695	1,603

Molson Coors Brewing Co., 3.00%, 7/15/26	1,090	1,032
5.00%, 5/1/42	578	567

Smithfield Foods, Inc., 2.65%, 10/3/21 (1)	810	779
		11,196

Hardware – 1.1%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (1)	1,235	1,317
5.30%, 10/1/29 (1)	1,410	1,422
8.35%, 7/15/46 (1)	1,635	1,973

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Hardware – 1.1% – continued

Hewlett Packard Enterprise Co., 3.50%, 10/5/21	$1,235	$1,251
4.40%, 10/15/22	1,195	1,250
6.20%, 10/15/35	785	831
6.35%, 10/15/45	800	838
		8,882

Health Care Facilities & Services – 0.5%

HCA, Inc., 6.50%, 2/15/20	2,035	2,094

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	810	801

McKesson Corp., 3.65%, 11/30/20	1,235	1,250
		4,145

Home & Office Products Manufacturing – 0.4%

Leggett & Platt, Inc., 4.40%, 3/15/29	1,265	1,276

Steelcase, Inc., 5.13%, 1/18/29	1,635	1,705
		2,981

Industrial Other – 0.2%

H&E Equipment Services, Inc., 5.63%, 9/1/25	1,550	1,546

Integrated Oils – 0.1%

BP Capital Markets America, Inc., 4.74%, 3/11/21	505	525

Life Insurance – 1.9%

Brighthouse Financial, Inc., 4.70%, 6/22/47	2,115	1,686

Harborwalk Funding Trust, (Variable, ICE LIBOR USD 3M + 3.19%), 5.08%, 2/15/69 (1)(2)	1,925	2,021

MetLife, Inc., 6.40%, 12/15/36	746	800

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (2)	5,730	5,628

Protective Life Corp., 8.45%, 10/15/39	3,475	4,956

Protective Life Global Funding, 2.62%, 8/22/22 (1)	750	744
		15,835

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Managed Care – 0.4%

Anthem, Inc., 3.50%, 8/15/24	$1,500	$1,519
4.55%, 3/1/48	1,650	1,680
		3,199

Metals & Mining – 0.3%

AK Steel Corp., 6.38%, 10/15/25	1,000	830

Glencore Funding LLC, 4.13%, 3/12/24 (1)	845	853
3.88%, 10/27/27 (1)	630	602
		2,285

Oil & Gas Services & Equipment – 0.5%

Oceaneering International, Inc., 6.00%, 2/1/28	3,360	3,192

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	1,070	1,010
		4,202

Pharmaceuticals – 0.2%

AbbVie, Inc., 4.70%, 5/14/45	875	843

Mylan, Inc., 5.40%, 11/29/43	910	836
		1,679

Pipeline – 1.7%

Energy Transfer Operating L.P., 3.60%, 2/1/23	1,570	1,583
(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (2)(3)	1,855	1,753
4.20%, 9/15/23	1,005	1,038

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2)(3)	1,305	1,080

Enterprise Products Operating LLC, 5.20%, 9/1/20	1,485	1,535
(Variable, ICE LIBOR USD 3M + 2.57%), 5.38%, 2/15/78 (2)	1,870	1,668

MPLX L.P., 4.00%, 3/15/28	1,570	1,560

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	1,670	1,566

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Pipeline – 1.7% – continued

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	$1,685	$1,674

Western Midstream Operating L.P., 5.50%, 8/15/48	1,310	1,277
		14,734

Power Generation – 0.1%

Terraform Global Operating LLC, 6.13%, 3/1/26 (1)	1,035	1,009

Publishing & Broadcasting – 0.3%

CBS Radio, Inc., 7.25%, 11/1/24 (1)	1,645	1,637

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	1,245	1,271
		2,908

Railroad – 0.1%

Wabtec Corp., 4.95%, 9/15/28	595	604

Real Estate – 1.3%

American Tower Corp., 3.13%, 1/15/27	2,000	1,917

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	1,515	1,508

EPR Properties, 4.50%, 4/1/25	1,500	1,528
4.50%, 6/1/27	2,215	2,232

Iron Mountain, Inc., 4.88%, 9/15/27 (1)	1,765	1,694

Office Properties Income Trust, 3.60%, 2/1/20	565	566

Ventas Realty L.P., 4.40%, 1/15/29	1,600	1,666
		11,111

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 5.13%, 12/15/26 (1)	1,015	1,090

Restaurants – 0.2%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	1,920	1,930

Retail – Consumer Discretionary – 0.2%

ERAC USA Finance LLC, 7.00%, 10/15/37 (1)	1,260	1,616

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 3.75%, 9/25/27	$915	$832

Semiconductors – 0.1%

Maxim Integrated Products, Inc., 3.45%, 6/15/27	880	848

Software & Services – 0.6%

Activision Blizzard, Inc., 2.30%, 9/15/21	1,048	1,033

Citrix Systems, Inc., 4.50%, 12/1/27	1,700	1,673

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	2,535	2,748
		5,454

Tobacco – 1.1%

Altria Group, Inc., 2.63%, 9/16/26	625	577
4.80%, 2/14/29	1,560	1,608
5.95%, 2/14/49	1,670	1,792

Reynolds American, Inc., 4.45%, 6/12/25	1,540	1,583
5.85%, 8/15/45	1,667	1,711

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	1,625	1,644
		8,915

Transportation & Logistics – 0.2%

JB Hunt Transport Services, Inc., 3.88%, 3/1/26	1,715	1,741

Utilities – 1.0%
Exelon Corp., 5.63%, 6/15/35	1,480	1,680
Mississippi Power Co., 3.95%, 3/30/28	1,115	1,128

NextEra Energy Capital Holdings, Inc., (Variable, ICE LIBOR USD 3M + 2.41%), 4.80%, 12/1/77 (2)	2,040	1,825

Pennsylvania Electric Co., 3.25%, 3/15/28 (1)	880	849

PPL Capital Funding, Inc., 4.00%, 9/15/47	1,535	1,441

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 26.3% – continued

Utilities – 1.0% – continued

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	$1,965	$1,862
		8,785

Wireless Telecommunications Services – 2.1%

AT&T, Inc., 4.10%, 2/15/28	2,615	2,644
4.35%, 6/15/45	2,000	1,835
4.55%, 3/9/49	1,175	1,110

Iridium Communications, Inc., 10.25%, 4/15/23 (1)	1,765	1,941

Sprint Capital Corp., 6.88%, 11/15/28	2,540	2,442

Sprint Corp., 7.88%, 9/15/23	2,860	2,996
7.13%, 6/15/24	1,705	1,731

Verizon Communications, Inc., 4.67%, 3/15/55	2,840	2,893
		17,592

Wireline Telecommunications Services – 0.1%

Frontier Communications Corp., 10.50%, 9/15/22	1,485	1,132
Total Corporate Bonds
(Cost $221,350)		223,193

FOREIGN ISSUER BONDS – 7.6%

Banks – 0.3%

BPCE S.A., 3.50%, 10/23/27 (1)	2,190	2,116

Cable & Satellite – 1.4%

Altice Financing S.A., 6.63%, 2/15/23 (1)	2,050	2,096
7.50%, 5/15/26 (1)	3,550	3,504

Altice Luxembourg S.A., 7.75%, 5/15/22 (1)	2,435	2,435

UPC Holding B.V., 5.50%, 1/15/28 (1)	2,625	2,618

VTR Finance B.V., 6.88%, 1/15/24 (1)	904	927
		11,580

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.6% – continued

Chemicals – 0.2%

Braskem Netherlands Finance B.V., 4.50%, 1/10/28 (1)	$1,285	$1,250

Syngenta Finance N.V., 5.18%, 4/24/28 (1)	380	386
		1,636

Commercial Finance – 0.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 1/15/25	915	883

Aircastle Ltd., 4.40%, 9/25/23	1,770	1,802
		2,685

Containers & Packaging – 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (1)	1,970	2,075

Design, Manufacturing & Distribution – 0.2%

Flex Ltd., 4.75%, 6/15/25	1,625	1,673

Diversified Banks – 0.7%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)(3)	945	869

BNP Paribas S.A., (Variable, USD Swap 5Y + 2.84%), 5.13%, 11/15/27 (1)(2)(3)	3,725	3,259

Credit Agricole S.A., (Variable, USD Swap 5Y + 4.32%), 6.88%, 9/23/24 (1)(2)(3)	860	870

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	1,325	1,314
		6,312

Electrical Equipment Manufacturing – 0.2%

Johnson Controls International PLC, 5.13%, 9/14/45	1,235	1,289

Entertainment Content – 0.2%

Ziggo B.V., 5.50%, 1/15/27 (1)	1,695	1,674

Exploration & Production – 0.3%

Encana Corp., 8.13%, 9/15/30	1,675	2,149

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.6% – continued

Food & Beverage – 0.2%

Bacardi Ltd., 5.30%, 5/15/48 (1)	$585	$561

MARB BondCo PLC, 6.88%, 1/19/25 (1)	1,040	1,011
		1,572

Integrated Oils – 0.1%

Cenovus Energy, Inc., 6.75%, 11/15/39	765	853

Life Insurance – 0.3%

Manulife Financial Corp., (Variable, USD ICE Swap Rate 5Y + 1.65%), 4.06%, 2/24/32 (2)	2,195	2,134

Machinery Manufacturing – 0.1%

Pentair Finance S.a.r.l., 2.65%, 12/1/19	1,240	1,240

Metals & Mining – 1.0%

Anglo American Capital PLC, 3.75%, 4/10/22 (1)	2,070	2,076
4.50%, 3/15/28 (1)	1,275	1,274

ArcelorMittal, 4.55%, 3/11/26	780	797

IAMGOLD Corp., 7.00%, 4/15/25 (1)	2,025	2,050

New Gold, Inc., 6.38%, 5/15/25 (1)	1,115	903

Teck Resources Ltd., 6.25%, 7/15/41	1,620	1,724
		8,824

Oil & Gas Services & Equipment – 0.4%

Ensco PLC, 7.75%, 2/1/26	1,295	1,093

Noble Holding International Ltd., 7.75%, 1/15/24	920	828
7.88%, 2/1/26 (1)	1,360	1,261
		3,182

Pharmaceuticals – 0.2%

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	1,295	1,252

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.6% – continued

Pipeline – 0.3%

Enbridge, Inc., (Variable, ICE LIBOR USD 3M + 3.64%), 6.25%, 3/1/78 (2)	$1,855	$1,845

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.89%, 5/15/67 (5)	1,236	1,032
		2,877

Refining & Marketing – 0.3%

Parkland Fuel Corp., 6.00%, 4/1/26	2,535	2,558

Retail – Consumer Discretionary – 0.1%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	1,055	1,034

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC, 4.88%, 3/1/24 (1)	1,960	2,069

Software & Services – 0.1%

Tencent Holdings Ltd., 2.99%, 1/19/23 (1)	925	921

Wireline Telecommunications Services – 0.3%

British Telecommunications PLC, 5.13%, 12/4/28	1,575	1,686

Telefonica Emisiones S.A., 5.21%, 3/8/47	1,210	1,227

		2,913
Total Foreign Issuer Bonds
(Cost $65,909)		64,618

U.S. GOVERNMENT AGENCIES – 29.6% (6)

Fannie Mae – 28.1%

Pool #255498, 5.50%, 12/1/34	150	165

Pool #256883, 6.00%, 9/1/37	12	13

Pool #535714, 7.50%, 1/1/31	19	21

Pool #545003, 8.00%, 5/1/31	1	1

Pool #545437, 7.00%, 2/1/32	41	47

Pool #545556, 7.00%, 4/1/32	26	29

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (6) – continued

Fannie Mae – 28.1% – continued

Pool #555189, 7.00%, 12/1/32	$139	$155

Pool #581806, 7.00%, 7/1/31	53	59

Pool #585617, 7.00%, 5/1/3 (7)	––	—

Pool #745148, 5.00%, 1/1/36	88	95

Pool #888538, 5.50%, 1/1/37	216	238

Pool #890009, 5.50%, 9/1/36	970	1,066

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.84% Cap), 4.63%, 9/1/36 (5)	639	675

Pool #929035, 6.50%, 1/1/38	94	104

Pool #932638, 5.00%, 3/1/40	3,526	3,812

Pool #955782, 6.50%, 10/1/37	55	61

Pool #990702, 6.50%, 9/1/38	1,016	1,149

Pool #AB3114, 5.00%, 6/1/41	1,732	1,869

Pool #AB9522, 3.50%, 5/1/43	4,062	4,148

Pool #AC6767, 4.50%, 1/1/40	1,191	1,264

Pool #AC9581, 5.50%, 1/1/40	2,237	2,422

Pool #AD0915, 5.50%, 12/1/38	84	92

Pool #AD6929, 5.00%, 6/1/40	1,562	1,685

Pool #AH1166, 4.50%, 12/1/40	1,673	1,769

Pool #AL4408, 4.50%, 11/1/43	5,508	5,852

Pool #AL5686, 4.00%, 9/1/44	3,807	3,970

Pool #AL8352, 3.00%, 10/1/44	5,912	5,916

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (6) – continued

Fannie Mae – 28.1% – continued

Pool #AL9069, 3.00%, 3/1/44	$8,881	$8,887

Pool #AQ9333, 4.00%, 1/1/43	3,504	3,660

Pool #AS2703, 4.00%, 6/1/44	3,931	4,092

Pool #AS3473, 4.00%, 10/1/44	6,355	6,574

Pool #AS3655, 4.50%, 10/1/44	2,109	2,222

Pool #AS6075, 4.00%, 10/1/45	3,235	3,345

Pool #AS6184, 3.50%, 11/1/45	11,426	11,695

Pool #AS6520, 3.50%, 1/1/46	4,646	4,727

Pool #AS7568, 4.50%, 7/1/46	2,990	3,132

Pool #AS8699, 4.00%, 1/1/47	4,934	5,099

Pool #AU7032, 4.00%, 11/1/43	20,978	21,914

Pool #AW6233, 4.50%, 6/1/44	5,433	5,761

Pool #AZ7903, 4.00%, 6/1/41	3,760	3,899

Pool #BC0326, 3.50%, 12/1/45	4,311	4,385

Pool #BC4898, 3.50%, 2/1/46	4,152	4,223

Pool #BD1165, 3.00%, 10/1/46	5,371	5,354

Pool #BD5046, 3.50%, 2/1/47	4,115	4,181

Pool #BD7060, 4.00%, 3/1/47	9,326	9,637

Pool #BE5651, 3.00%, 2/1/47	5,284	5,267

Pool #BM2000, 3.50%, 5/1/47	9,536	9,688

Pool #MA2522, 3.50%, 2/1/46	5,784	5,884

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (6) – continued

Fannie Mae – 28.1% – continued

Pool #MA2642, 3.50%, 6/1/46	$6,393	$6,500

Pool #MA2705, 3.00%, 8/1/46	5,007	4,991

Pool #MA2864, 3.50%, 1/1/47	3,365	3,419

Pool #MA2929, 3.50%, 3/1/47	4,456	4,527

Pool #MA3088, 4.00%, 8/1/47	3,990	4,124

Pool #MA3183, 4.00%, 11/1/47	9,371	9,685

Pool #MA3184, 4.50%, 11/1/47	6,525	6,829

Pool #MA3211, 4.00%, 12/1/47	9,439	9,753

Pool TBA, 4/1/49 (8)	10,175	10,313
4/1/49 (8)	7,275	7,691
		238,135

Freddie Mac – 0.2%

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 11.36% Cap), 4.55%, 9/1/37 (5)	59	59

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 2.06%, 11.37% Cap), 4.93%, 11/1/37 (5)	540	565

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.84%, 10.86% Cap), 4.26%, 4/1/37 (5)	336	352

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.75% Cap), 4.65%, 9/1/37 (5)	429	453

Pool #848076, (Floating, ICE LIBOR USD 1Y + 1.93%, 10.87% Cap), 4.76%, 6/1/38 (5)	163	164
		1,593

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (6) – continued

Freddie Mac Gold – 1.3%

Pool #A65182, 6.50%, 9/1/37	$1,339	$1,522

Pool #A92650, 5.50%, 6/1/40	107	115

Pool #C00910, 7.50%, 1/1/30	135	156

Pool #C02790, 6.50%, 4/1/37	631	733

Pool #C02838, 5.50%, 5/1/37	916	989

Pool #G01954, 5.00%, 11/1/35	576	621

Pool #G05534, 6.00%, 5/1/35	6,309	6,944

Pool #G18643, 2.50%, 5/1/32	242	241
		11,321
Total U.S. Government Agencies
(Cost $254,475)		251,049

U.S. GOVERNMENT OBLIGATIONS – 29.0%

U.S. Treasury Bonds – 7.0%

3.38%, 11/15/48	53,390	59,419

U.S. Treasury Notes – 22.0%

2.50%, 2/28/21	32,830	32,957

2.50%, 2/15/22	34,515	34,769

2.38%, 3/15/22	67,235	67,529

2.38%, 2/29/24	45,749	46,047

2.63%, 2/15/29	5,264	5,361
		186,663
Total U.S. Government Obligations
(Cost $243,032)		246,082

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.5%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (9)(10)	29,889,105	$29,889
Total Investment Companies
(Cost $29,889)		29,889

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.43%, 4/25/19 (11)	$900	$899
Total Short-Term Investments
(Cost $899)		899

Total Investments – 101.2%
(Cost $858,249)		858,722

Liabilities less Other Assets – (1.2%)		(10,592)
NET ASSETS – 100.0%		$848,130

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(5)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Principal Amount and Value rounds to less than one thousand.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2019 is disclosed.
(11)	Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

3M – 3 Month

5Y – 5 Year

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

TBA – To be announced

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued MARCH 31, 2019

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	28.8%
U.S. Agency	29.2
AAA	5.0
AA	0.2
A	2.7
BBB	21.2
BB	3.0
B	4.4
CCC	2.0
Cash Equivalents	3.5

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$42,992	$–	$42,992
Corporate Bonds (1)	–	223,193	–	223,193
Foreign Issuer Bonds (1)	–	64,618	–	64,618
U.S. Government Agencies (1)	–	251,049	–	251,049
U.S. Government Obligations (1)	–	246,082	–	246,082
Investment Companies	29,889	–	–	29,889
Short-Term Investments	–	899	–	899
Total Investments	$29,889	$828,833	$–	$858,722

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2%

Aerospace & Defense – 1.4%

Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/1/22 (1)	$23,563	$23,969

StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23 (1)	8,225	8,842

Triumph Group, Inc., 7.75%, 8/15/25	23,000	21,965
		54,776

Automobiles Manufacturing – 0.5%

General Motors Financial Co., Inc., (Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2)(3)	22,600	19,803

Banks – 0.5%

CIT Group, Inc., (Variable, ICE LIBOR USD 3M + 3.97%), 5.80%, 6/15/22 (2)(3)	18,124	17,943

Biotechnology – 0.6%

Sotera Health Topco, Inc., 8.13%, 11/1/21 (1)(4)	23,255	22,964

Cable & Satellite – 2.9%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (1)	12,837	12,659

CSC Holdings LLC, 10.88%, 10/15/25 (1)	15,020	17,341
6.50%, 2/1/29 (1)	20,450	21,779

DISH DBS Corp., 7.75%, 7/1/26	18,667	16,240

Hughes Satellite Systems Corp., 6.63%, 8/1/26	19,530	19,139

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	22,900	22,099
		109,257

Casinos & Gaming – 1.6%

Boyd Gaming Corp., 6.00%, 8/15/26	10,125	10,378

Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25 (1)	12,975	12,496

Eldorado Resorts, Inc., 6.00%, 9/15/26	16,688	16,938

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Casinos & Gaming – 1.6% – continued

MGM Resorts International, 5.50%, 4/15/27	$8,550	$8,641

Scientific Games International, Inc., 8.25%, 3/15/26 (1)	12,775	13,039
		61,492

Chemicals – 0.6%

Chemours (The) Co., 5.38%, 5/15/27	2,575	2,558

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	21,110	22,113
		24,671

Coal Operations – 0.6%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 5/1/25 (1)	22,342	23,264

Commercial Finance – 0.5%

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	19,125	19,460

Communications Equipment – 0.6%

CommScope Finance LLC, 6.00%, 3/1/26 (1)	13,300	13,757

ViaSat, Inc., 5.63%, 4/15/27 (1)	10,275	10,456
		24,213

Construction Materials Manufacturing – 0.4%

Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27 (1)	14,095	14,236

Consumer Finance – 3.7%

Credit Acceptance Corp., 6.63%, 3/15/26 (1)(5)	9,600	9,759

Curo Group Holdings Corp., 8.25%, 9/1/25 (1)	18,800	16,121

Discover Financial Services, (Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2)(3)	20,425	19,404

Enova International, Inc., 8.50%, 9/15/25 (1)	21,650	20,162

Freedom Mortgage Corp., 8.13%, 11/15/24 (1)	17,023	15,108

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Consumer Finance – 3.7% – continued

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/1/25	$21,822	$20,949

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25 (1)	20,928	19,044

Springleaf Finance Corp., 6.88%, 3/15/25	19,800	20,419
		140,966

Consumer Products – 0.6%

Energizer Holdings, Inc., 6.38%, 7/15/26 (1)	11,955	12,254
7.75%, 1/15/27 (1)	11,100	11,821
		24,075

Consumer Services – 0.2%

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (1)(5)	8,600	8,602

Containers & Packaging – 1.4%

BWAY Holding Co., 7.25%, 4/15/25 (1)	15,342	14,795

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (1)	23,170	22,359

Greif, Inc., 6.50%, 3/1/27 (1)(5)	9,850	10,072

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 7.00%, 7/15/24 (1)	7,050	7,262
		54,488

Diversified Manufacturing – 0.6%

Vertiv Intermediate Holding Corp., 12.00%, (100% Cash), 2/15/22 (1)(4)	24,375	23,522

Entertainment Resources – 0.4%

AMC Entertainment Holdings, Inc., 5.88%, 11/15/26	17,505	15,798

Exploration & Production – 5.4%

Berry Petroleum Co. LLC, 7.00%, 2/15/26 (1)	21,900	21,681

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Exploration & Production – 5.4% – continued

Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 2/1/25	$16,850	$16,934

Chesapeake Energy Corp., 8.00%, 1/15/25	14,800	15,096

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	20,908	20,333

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	19,900	21,865

Gulfport Energy Corp., 6.38%, 1/15/26	22,690	20,081

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/1/28 (1)	20,050	20,100

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	21,145	18,713

SM Energy Co., 5.63%, 6/1/25	12,210	11,290

Southwestern Energy Co., 6.20%, 1/23/25	21,063	20,695

Whiting Petroleum Corp., 6.63%, 1/15/26	20,499	20,089
		206,877

Financial Services – 1.5%

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	18,808	19,049

Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/23 (1)	19,125	19,699

NFP Corp., 6.88%, 7/15/25 (1)	18,150	17,333
		56,081

Food & Beverage – 1.3%

Dole Food Co., Inc., 7.25%, 6/15/25 (1)	26,575	23,519

Post Holdings, Inc., 5.75%, 3/1/27 (1)	7,078	7,104

Simmons Foods, Inc., 5.75%, 11/1/24 (1)	22,362	19,623
		50,246

Forest & Paper Products Manufacturing – 0.6%

Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26	20,925	20,925

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Hardware – 1.4%

Dell International LLC/EMC Corp., 5.30%, 10/1/29 (1)	$16,200	$16,342

Everi Payments, Inc., 7.50%, 12/15/25 (1)	17,975	18,694

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	18,330	17,620
		52,656

Health Care Facilities & Services – 4.0%

Eagle Holding Co. II LLC, 7.63%, (100% Cash), 5/15/22 (1)(4)	25,430	25,653

Envision Healthcare Corp., 8.75%, 10/15/26 (1)	14,250	12,700

HCA, Inc., 5.88%, 2/1/29	22,330	24,059

MEDNAX, Inc., 6.25%, 1/15/27 (1)	19,485	19,680

RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (1)	23,046	24,515

Tenet Healthcare Corp., 8.13%, 4/1/22	20,249	21,785

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	22,539	21,919
		150,311

Home Improvement – 0.6%

PGT Escrow Issuer, Inc., 6.75%, 8/1/26 (1)	20,550	21,321

Homebuilders – 2.1%

Beazer Homes USA, Inc., 5.88%, 10/15/27	17,375	15,160

Century Communities, Inc., 5.88%, 7/15/25	22,475	21,351

KB Home, 6.88%, 6/15/27	12,675	13,055

LGI Homes, Inc., 6.88%, 7/15/26 (1)	15,298	15,260

Taylor Morrison Communities, Inc., 6.63%, 5/15/22	16,050	16,632
		81,458

Industrial Other – 0.4%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	15,175	13,980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Internet Media – 0.4%

Netflix, Inc., 6.38%, 5/15/29 (1)	$12,425	$13,434

Investment Companies – 0.5%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/25	17,395	17,808

Life Insurance – 0.4%

Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25 (1)	16,435	16,497

Machinery Manufacturing & Rental – 0.6%

United Rentals North America, Inc., 6.50%, 12/15/26	20,325	21,392

Managed Care – 0.6%

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	21,331	21,278

Manufactured Goods – 0.5%

NCI Building Systems, Inc., 8.00%, 4/15/26 (1)	22,075	19,824

Medical Equipment & Devices Manufacturing – 0.3%

Avantor, Inc., 9.00%, 10/1/25 (1)	10,161	11,012

Metals & Mining – 2.7%

AK Steel Corp., 7.00%, 3/15/27	21,954	18,393

Commercial Metals Co., 5.75%, 4/15/26	19,548	19,499

Freeport-McMoRan, Inc., 5.45%, 3/15/43	19,850	17,369

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	23,817	25,127

United States Steel Corp., 6.88%, 8/15/25	24,600	23,924
		104,312

Oil & Gas Services & Equipment – 1.7%

Nabors Industries, Inc., 5.75%, 2/1/25	9,835	8,814

Oceaneering International, Inc., 6.00%, 2/1/28	21,295	20,230

Rowan Cos., Inc., 7.38%, 6/15/25	21,319	18,654

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Oil & Gas Services & Equipment – 1.7% – continued

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26	$18,036	$18,510
		66,208

Pharmaceuticals – 0.5%

Bausch Health Americas, Inc., 8.50%, 1/31/27 (1)	9,240	9,794

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(5)	8,000	4,000

Par Pharmaceutical, Inc., 7.50%, 4/1/27 (1)(5)	4,325	4,386
		18,180

Pipeline – 4.7%

American Midstream Partners L.P./American Midstream Finance Corp., 9.50%, 12/15/21 (1)	26,588	24,461

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2)(3)	21,175	17,522

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	14,084	14,190
6.25%, 5/15/26	4,325	4,087

Global Partners L.P./GLP Finance Corp., 7.00%, 6/15/23	19,954	19,755

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	18,627	18,068

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/1/23	21,050	21,778

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	16,666	16,958

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	20,125	18,867

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	14,270	13,521

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Pipeline – 4.7% – continued

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27 (1)	$9,525	$10,275
		179,482

Power Generation – 1.6%

Calpine Corp., 5.50%, 2/1/24	21,145	21,013

NRG Energy, Inc., 5.75%, 1/15/28	21,865	23,177

Vistra Operations Co. LLC, 5.63%, 2/15/27 (1)	17,125	17,810
		62,000

Property & Casualty Insurance – 1.3%

Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25 (1)	21,825	19,642

HUB International Ltd., 7.00%, 5/1/26 (1)	17,925	17,746

USI, Inc., 6.88%, 5/1/25 (1)	11,454	11,125
		48,513

Publishing & Broadcasting – 2.5%

CBS Radio, Inc., 7.25%, 11/1/24 (1)	21,550	21,442

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (1)	6,350	6,731

Gray Television, Inc., 7.00%, 5/15/27 (1)	19,250	20,453

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	21,848	22,313

Meredith Corp., 6.88%, 2/1/26	21,025	22,076
		93,015

Real Estate – 0.6%

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25 (1)	22,175	21,232

Real Estate Investment Trusts – 0.2%

iStar, Inc., 6.00%, 4/1/22	7,149	7,176

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Refining & Marketing – 1.4%

Murphy Oil USA, Inc., 5.63%, 5/1/27	$13,632	$14,109

PBF Holding Co LLC/PBF Finance Corp., 7.25%, 6/15/25	19,613	20,133

Sunoco L.P./Sunoco Finance Corp., 5.50%, 2/15/26	18,326	18,143
		52,385

Restaurants – 0.9%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	20,335	20,437

IRB Holding Corp., 6.75%, 2/15/26 (1)	12,875	12,102
		32,539

Retail – Consumer Discretionary – 1.8%

KGA Escrow LLC, 7.50%, 8/15/23 (1)	22,900	23,244

Party City Holdings, Inc., 6.63%, 8/1/26 (1)	24,310	24,188

Sonic Automotive, Inc., 6.13%, 3/15/27	22,656	20,560
		67,992

Software & Services – 4.3%

Banff Merger Sub, Inc., 9.75%, 9/1/26 (1)	15,025	14,574

GCI LLC, 6.88%, 4/15/25	15,216	15,882

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	18,550	16,526

Refinitiv US Holdings, Inc., 8.25%, 11/15/26 (1)	20,125	19,748

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	31,390	34,024

Sophia L.P./Sophia Finance, Inc., 9.00%, 9/30/23 (1)	23,392	24,269

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25 (1)	19,875	20,024

Verscend Escrow Corp., 9.75%, 8/15/26 (1)	17,600	17,556
		162,603

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.2% – continued

Supermarkets & Pharmacies – 0.9%

Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 7.50%, 3/15/26 (1)	$12,400	$12,756

Cumberland Farms, Inc., 6.75%, 5/1/25 (1)	19,597	20,381
		33,137

Transportation & Logistics – 1.1%

Allison Transmission, Inc., 5.88%, 6/1/29 (1)(5)	10,100	10,214

Navistar International Corp., 6.63%, 11/1/25 (1)	19,993	20,318

XPO Logistics, Inc., 6.75%, 8/15/24 (1)	10,125	10,327
		40,859

Trucking & Leasing – 0.5%

Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 8.50%, 8/15/21 (1)	17,225	17,747

Waste & Environment Services & Equipment – 0.5%

Covanta Holding Corp., 5.88%, 7/1/25	17,004	17,301

Wireless Telecommunications Services – 2.6%

Iridium Communications, Inc., 10.25%, 4/15/23 (1)	23,250	25,575

Sprint Capital Corp., 6.88%, 11/15/28	23,503	22,592
8.75%, 3/15/32	31,450	33,183

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/1/22 (1)	19,750	19,158
		100,508

Wireline Telecommunications Services – 0.7%

Frontier Communications Corp., 10.50%, 9/15/22	22,715	17,320

Qwest Capital Funding, Inc., 6.88%, 7/15/28	11,025	9,964
		27,284
Total Corporate Bonds
(Cost $2,635,768)		2,587,103

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 25.8%

Aerospace & Defense – 1.1%

Bombardier, Inc., 7.50%, 12/1/24 (1)	$22,557	$23,431

TransDigm UK Holdings PLC, 6.88%, 5/15/26 (1)	19,625	19,527
		42,958

Airlines – 1.4%

Virgin Australia Holdings Ltd., 7.88%, 10/15/21 (1)	26,050	26,571

VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.75%, 6/1/20 (1)	25,594	25,402
		51,973

Auto Parts Manufacturing – 0.9%

Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25 (1)	21,325	21,325

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, 5/15/26 (1)	13,450	13,719
		35,044

Banks – 0.6%

ING Groep N.V., (Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2)(3)	21,421	21,140

Cable & Satellite – 3.0%

Altice Financing S.A., 7.50%, 5/15/26 (1)	17,345	17,120

Intelsat Jackson Holdings S.A., 8.50%, 10/15/24 (1)	38,875	37,806

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/1/28 (1)	22,400	22,064

UPC Holding B.V., 5.50%, 1/15/28 (1)	24,375	24,314

Ziggo Bond Co. B.V., 6.00%, 1/15/27 (1)	12,775	12,264
		113,568

Casinos & Gaming – 0.3%

Wynn Macau Ltd., 5.50%, 10/1/27 (1)	12,982	12,430

Chemicals – 0.6%

Starfruit Finco B.V./Starfruit US Holdco LLC, 8.00%, 10/1/26 (1)	21,850	22,014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 25.8% – continued

Consumer Finance – 0.6%

goeasy Ltd., 7.88%, 11/1/22 (1)	$20,700	$21,735

Containers & Packaging – 0.3%

ARD Finance S.A., 7.13%, (100% Cash), 9/15/23 (4)	10,625	10,585

Diversified Banks – 3.6%

Barclays PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2)(3)	18,275	18,686

BNP Paribas S.A., (Variable, USD Swap 5Y + 5.15%), 7.38%, 8/19/25 (1)(2)(3)	23,425	24,860

Credit Agricole S.A., (Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1)(2)(3)	22,668	24,328

Credit Suisse Group A.G., (Variable, USD Swap 5Y + 4.60%), 7.50%, 7/17/23 (1)(2)(3)	20,175	20,755

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	18,683	18,524

Societe Generale S.A., (Variable, USD Swap 5Y + 6.24%), 7.38%, 9/13/21 (1)(2)(3)	17,150	17,686
(Variable, USD Swap 5Y + 4.30%), 7.38%, 10/4/23 (1)(2)(3)	5,000	4,962

Standard Chartered PLC, (Variable, USD Swap 5Y + 6.30%), 7.50%, 4/2/22 (1)(2)(3)	8,087	8,431
		138,232

Food & Beverage – 1.9%

Grupo Bimbo S.A.B. de C.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.28%), 5.95%, 4/17/23 (1)(2)(3)	6,845	7,037

JBS USA LUX SA/JBS USA Finance, Inc., 5.88%, 7/15/24 (1)	21,975	22,579

Marfrig Holdings Europe B.V., 8.00%, 6/8/23 (1)	21,720	22,399

Sigma Holdco B.V., 7.88%, 5/15/26	22,350	20,618
		72,633

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 25.8% – continued

Metals & Mining – 2.0%

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	$13,675	$13,367
6.50%, 3/1/24 (1)	12,250	11,469

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	20,091	17,680

Teck Resources Ltd., 6.00%, 8/15/40	20,360	21,036

Vedanta Resources PLC, 6.38%, 7/30/22 (1)	12,435	12,065
		75,617

Oil & Gas Services & Equipment – 2.0%

Ensco PLC, 7.75%, 2/1/26	6,600	5,569
5.75%, 10/1/44	29,486	18,945

Noble Holding International Ltd., 7.75%, 1/15/24	8,114	7,305
7.88%, 2/1/26 (1)	7,350	6,817
6.05%, 3/1/41	11,525	7,203

Transocean, Inc., 9.00%, 7/15/23 (1)	19,000	20,259

Weatherford International Ltd., 8.25%, 6/15/23	15,425	10,913
		77,011

Pharmaceuticals – 2.2%

Bausch Health Cos., Inc., 5.88%, 5/15/23 (1)	18,833	19,069
6.13%, 4/15/25 (1)	22,620	22,394

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	25,621	19,728

Teva Pharmaceutical Finance Netherlands III B.V., 6.75%, 3/1/28	22,950	23,136
		84,327

Power Generation – 0.6%

Drax Finco PLC, 6.63%, 11/1/25 (1)	21,995	22,325

Property & Casualty Insurance – 0.5%

Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (1)	22,635	19,353

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 25.8% – continued

Refining & Marketing – 0.7%

Parkland Fuel Corp., 6.00%, 4/1/26	$25,181	$25,409

Technology – 0.5%

Sixsigma Networks Mexico S.A. de C.V., 7.50%, 5/2/25 (1)	19,125	18,637

Trucking & Leasing – 0.4%

Fly Leasing Ltd., 5.25%, 10/15/24	15,615	14,990

Wireless Telecommunications Services – 2.6%

Altice France S.A., 7.38%, 5/1/26 (1)	27,437	26,888

C&W Senior Financing DAC, 6.88%, 9/15/27 (1)	24,325	24,386

Digicel Group One Ltd., 8.25%, 12/30/22 (1)(5)	11,085	6,734

Digicel Group Two Ltd., 8.25%, 9/30/22 (1)(5)	10,454	3,502

Millicom International Cellular S.A., 5.13%, 1/15/28 (1)	21,053	20,132

Wind Tre S.p.A., 5.00%, 1/20/26 (1)	19,075	17,363
		99,005
Total Foreign Issuer Bonds
(Cost $996,003)		978,986

TERM LOANS – 2.3%

Consumer Services – 0.6%

TruGreen L.P., Initial Incremental Term Loan, 3/19/26 (6)	22,161	22,189

Department Stores – 0.6%

J.C. Penney Corp., Inc., Loan, (Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 6.88%, 6/23/23 (7)	25,396	22,496

Pharmaceuticals – 0.5%

Alvogen Pharma US, Inc., 2018 Refinancing Term Loan, (Floating, ICE LIBOR USD 1M + 4.75%, 1.00% Floor), 7.25%, 4/1/22 (7)	19,804	19,227

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 2.3% – continued

Retail – Consumer Discretionary – 0.6%

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 5.00%, 0.75% Floor), 7.50%, 9/25/24 (7)	$23,542	$22,976
Total Term Loans
(Cost $90,478)		86,888

	NUMBER OF SHARES	VALUE (000s)

PREFERRED STOCKS – 0.4%

Banks – 0.4%

GMAC Capital Trust I, (Variable, ICE LIBOR USD 3M + 5.79%), 8.47% (7)	657,459	$16,972
Total Preferred Stocks
(Cost $15,699)		16,972

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (8)(9)	113,851,742	113,852
Total Investment Companies
(Cost $113,852)		113,852

Total Investments – 99.7%
(Cost $3,851,800)		3,783,801

Other Assets less Liabilities – 0.3%		12,174
NET ASSETS – 100.0%		$3,795,975

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(5)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of these restricted illiquid securities amounted to approximately $57,269,000 or 1.5% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Allison Transmission, Inc., 5.88%, 6/1/29	3/26/19-3/28/19	$10,169

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Credit Acceptance Corp., 6.63%, 3/15/26	3/5/19-3/6/19	$9,603
Digicel Group One Ltd., 8.25%, 12/30/22	1/15/19	9,891
Digicel Group Two Ltd., 8.25%, 9/30/22	1/15/19	5,394
Greif, Inc., 6.50%, 3/1/27	1/30/19-2/21/19	9,898
JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	8,000
Par Pharmaceutical, Inc., 7.50%, 4/1/27	3/14/19	4,325
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26	3/21/19	8,600

(6)	Position is unsettled. Contract rate was not determined at March 31, 2019 and does not take effect until settlement date.
(7)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

5Y – 5 Year

CMT – Constant Maturity

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	2.8%
BB	26.4
B	47.1
CCC	20.5
CC	0.1
Not Rated	0.1
Cash Equivalents	3.0

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$ –	$2,587,103	$–	$2,587,103
Foreign Issuer Bonds (1)	–	978,986	–	978,986
Term Loans (1)	–	86,888	–	86,888
Preferred Stocks (1)	–	16,972	–	16,972
Investment Companies	113,852	–	–	113,852
Total Investments	$113,852	$3,669,949	$–	$3,783,801

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.2%

Commercial Mortgage-Backed Securities – 7.1%

BANK, Series 2018-BN14, Class A2 4.13%, 9/15/60	$6,155	$6,454

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	2,355	2,425

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	3,285	3,465

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A2 2.43%, 8/15/49	5,264	5,213

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4 4.26%, 10/15/46	575	608

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,200	2,207

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	4,900	4,948

WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3 2.88%, 12/15/45	4,960	4,944
		30,264

Credit Card – 4.7%

American Express Credit Account Master Trust, Series 2018-8, Class A 3.18%, 4/15/24	5,200	5,277

American Express Credit Account Master Trust, Series 2019-1, Class A 2.87%, 10/15/24	1,845	1,862

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/16/24	4,155	4,190

Discover Card Execution Note Trust, Series 2018-A5, Class A5 3.32%, 3/15/24	1,415	1,442

Discover Card Execution Note Trust, Series 2019-A1, Class A1 3.04%, 7/15/24	3,700	3,750

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.2% – continued

Credit Card – 4.7% – continued

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/17/25	$3,210	$3,209
		19,730

Other – 2.4%

CNH Equipment Trust, Series 2018-A, Class A3 3.12%, 7/17/23	5,090	5,130

CNH Equipment Trust, Series 2019-A, Class A3 3.01%, 4/15/24	2,900	2,927

John Deere Owner Trust, Series 2019-A, Class A3 2.91%, 7/17/23	2,175	2,189
		10,246
Total Asset-Backed Securities
(Cost $59,788)		60,240

CORPORATE BONDS – 29.9%

Aerospace & Defense – 0.8%

Spirit AeroSystems, Inc., (Floating, ICE LIBOR USD 3M + 0.80%), 3.41%, 6/15/21 (1)	2,020	2,008

United Technologies Corp., 1.95%, 11/1/21	1,182	1,158
		3,166

Airlines – 0.4%

Delta Air Lines, Inc., 3.40%, 4/19/21	1,690	1,697

Automobiles Manufacturing – 0.6%

Hyundai Capital America, 2.00%, 7/1/19 (2)	1,000	998

Nissan Motor Acceptance Corp., 2.15%, 9/28/20 (2)	1,763	1,733
		2,731

Banks – 3.3%

BB&T Corp., 3.05%, 6/20/22	1,920	1,931

Capital One N.A., (Floating, ICE LIBOR USD 3M + 1.15%), 3.90%, 1/30/23 (1)	1,391	1,394

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Banks – 3.3% – continued

Citizens Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.00%), 6.00%, 7/6/23 (3)(4)	$1,875	$1,862

Discover Bank, 7.00%, 4/15/20	1,000	1,040
3.20%, 8/9/21	805	809

SunTrust Banks, Inc., (Variable, ICE LIBOR USD 3M + 3.10%), 5.05%, 6/15/22 (3)(4)	3,000	2,936

Synchrony Bank, 3.65%, 5/24/21	580	585

US Bank N.A., 3.00%, 2/4/21	3,385	3,407
		13,964

Cable & Satellite – 0.4%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	685	690

CSC Holdings LLC, 10.88%, 10/15/25 (2)	365	421

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (2)	420	405

Time Warner Cable LLC, 5.00%, 2/1/20	335	341
		1,857

Chemicals – 1.1%

DowDuPont, Inc., 3.77%, 11/15/20	850	866

Eastman Chemical Co., 3.50%, 12/1/21	1,225	1,243

Mosaic (The) Co., 3.75%, 11/15/21	1,244	1,262

Sherwin-Williams (The) Co., 2.75%, 6/1/22	1,428	1,419
		4,790

Commercial Finance – 0.4%

Air Lease Corp., 2.50%, 3/1/21	795	789
3.50%, 1/15/22	1,091	1,101
		1,890

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Consumer Finance – 0.8%

American Express Co., 2.50%, 8/1/22	$440	$435

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.95%), 3.55%, 3/9/22 (1)	2,340	2,349

Synchrony Financial, 2.70%, 2/3/20	685	684
		3,468

Consumer Services – 0.1%

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (2)	358	376

Diversified Banks – 4.1%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 0.37%), 2.74%, 1/23/22 (3)	2,870	2,859

(Floating, ICE LIBOR USD 3M + 0.96%), 3.73%, 7/23/24 (1)	3,195	3,202

(Floating, ICE LIBOR USD 3M + 0.76%), 3.37%, 9/15/26 (1)	1,000	934

Citigroup, Inc., 2.70%, 3/30/21	800	799
2.90%, 12/8/21	1,960	1,959

(Floating, ICE LIBOR USD 3M + 0.69%), 3.45%, 10/27/22 (1)	1,115	1,111

(Floating, ICE LIBOR USD 3M + 1.02%), 3.65%, 6/1/24 (1)	1,935	1,938

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 5/1/20 (3)(4)	875	884
4.40%, 7/22/20	2,295	2,347

(Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 4/1/23 (3)	1,145	1,152
		17,185

Electrical Equipment Manufacturing – 0.3%

General Electric Co., 5.55%, 5/4/20	1,390	1,426

Financial Services – 3.6%

Ameriprise Financial, Inc., 3.00%, 3/22/22	780	784

E*TRADE Financial Corp., (Variable, ICE LIBOR USD 3M + 3.16%), 5.30%, 3/15/23 (3)(4)	2,180	2,071

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Financial Services – 3.6% – continued

Goldman Sachs Group (The), Inc., 5.25%, 7/27/21	$610	$641
(Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (3)(4)	450	416
(Variable, ICE LIBOR USD 3M + 1.05%), 2.91%, 6/5/23 (3)	880	870
(Floating, ICE LIBOR USD 3M + 1.05%), 3.65%, 6/5/23 (1)	4,695	4,701

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/25	1,000	1,024

Morgan Stanley, 5.50%, 7/28/21	1,770	1,873
(Floating, ICE LIBOR USD 3M + 1.40%), 4.18%, 10/24/23 (1)	2,630	2,671

TD Ameritrade Holding Corp., 2.95%, 4/1/22	420	423
		15,474

Food & Beverage – 0.8%

Kraft Heinz Foods Co., 5.38%, 2/10/20	964	984

Smithfield Foods, Inc., 2.70%, 1/31/20 (2)	1,135	1,127
2.65%, 10/3/21 (2)	1,310	1,259
		3,370

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (2)	505	538

Hewlett Packard Enterprise Co., 3.50%, 10/5/21	740	750
4.40%, 10/15/22	755	790
		2,078

Health Care Facilities & Services – 0.8%

HCA, Inc., 6.50%, 2/15/20	1,265	1,302

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	1,120	1,118

McKesson Corp., 3.65%, 11/30/20	760	769
		3,189

Home Improvement – 0.2%

Masco Corp., 3.50%, 4/1/21	655	659

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Homebuilders – 0.4%

D.R. Horton, Inc., 2.55%, 12/1/20	$1,695	$1,683

Industrial Other – 0.2%

H&E Equipment Services, Inc., 5.63%, 9/1/25	660	658

Life Insurance – 1.9%

Pricoa Global Funding I, 2.45%, 9/21/22 (2)	635	628

Principal Financial Group, Inc., (Variable, ICE LIBOR USD 3M + 3.04%), 4.70%, 5/15/55 (3)	2,425	2,382

Principal Life Global Funding II, 2.15%, 1/10/20 (2)	1,425	1,418

Protective Life Global Funding, 2.16%, 9/25/20 (2)	3,165	3,138
2.62%, 8/22/22 (2)	320	317
		7,883

Medical Equipment & Devices Manufacturing – 0.3%

Becton Dickinson and Co., 2.40%, 6/5/20	1,275	1,266

Metals & Mining – 0.1%

AK Steel Corp., 6.38%, 10/15/25	440	365

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	475	472

Pharmaceuticals – 0.3%

AbbVie, Inc., 2.30%, 5/14/21	1,316	1,301

Pipeline – 0.7%

Energy Transfer Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	812

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (3)(4)	650	610

Plains All American Pipeline L.P./PAA Finance Corp., 2.60%, 12/15/19	1,724	1,718
		3,140

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Power Generation – 0.1%

Terraform Global Operating LLC, 6.13%, 3/1/26 (2)	$435	$424

Publishing & Broadcasting – 0.5%

CBS Radio, Inc., 7.25%, 11/1/24 (2)	765	761

Discovery Communications LLC, 2.20%, 9/20/19	765	762

Lee Enterprises, Inc., 9.50%, 3/15/22 (2)	395	404
		1,927

Real Estate – 0.8%

American Tower Corp., 3.30%, 2/15/21	550	555
3.45%, 9/15/21	525	531

Crown Castle International Corp., 2.25%, 9/1/21	1,030	1,015

Iron Mountain, Inc., 4.88%, 9/15/27 (2)	875	840

Office Properties Income Trust, 3.60%, 2/1/20	565	566
		3,507

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 5.13%, 3/1/21	550	573

Semiconductors – 0.9%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20	1,640	1,631
2.20%, 1/15/21	2,315	2,279
		3,910

Software & Services – 0.5%

Activision Blizzard, Inc., 2.30%, 9/15/21	863	851

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (2)	1,145	1,241
		2,092

Tobacco – 2.5%

Altria Group, Inc., 3.49%, 2/14/22	2,015	2,047

BAT Capital Corp., (Floating, ICE LIBOR USD 3M + 0.88%), 3.56%, 8/15/22 (1)	4,452	4,436

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.9% – continued

Tobacco – 2.5% – continued

Philip Morris International, Inc., 2.63%, 2/18/22	$935	$934
2.38%, 8/17/22	1,025	1,011
2.50%, 11/2/22	2,190	2,171
		10,599

Transportation & Logistics – 0.3%

Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 7/29/21 (2)	1,380	1,399

Travel & Lodging – 0.2%

Marriott International, Inc., 2.88%, 3/1/21	460	459
2.30%, 1/15/22	500	492
		951

Utilities – 0.9%

American Electric Power Co., Inc., 3.65%, 12/1/21	2,180	2,224

CenterPoint Energy, Inc., 3.60%, 11/1/21	1,100	1,116

Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20	270	270
		3,610

Wireless Telecommunications Services – 0.7%

AT&T, Inc., 2.45%, 6/30/20	805	802
3.20%, 3/1/22	1,040	1,049

Iridium Communications, Inc., 10.25%, 4/15/23 (2)	1,110	1,221
		3,072

Wireline Telecommunications Services – 0.2%

Frontier Communications Corp., 10.50%, 9/15/22	890	679
Total Corporate Bonds
(Cost $127,048)		126,831

FOREIGN ISSUER BONDS – 5.8%

Banks – 0.5%

Skandinaviska Enskilda Banken AB, 3.05%, 3/25/22 (2)	2,265	2,274

Cable & Satellite – 0.5%

Altice Financing S.A., 6.63%, 2/15/23 (2)	650	665

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.8% – continued

Cable & Satellite – 0.5% – continued

Altice Luxembourg S.A., 7.75%, 5/15/22 (2)	$980	$980

VTR Finance B.V., 6.88%, 1/15/24 (2)	375	384
		2,029

Commercial Finance – 0.3%

Aircastle Ltd., 6.25%, 12/1/19	1,340	1,365

Containers & Packaging – 0.1%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (2)	530	558

Diversified Banks – 1.2%

Bank of Montreal, 2.90%, 3/26/22	1,915	1,917

Credit Agricole S.A., (Floating, ICE LIBOR USD 3M + 1.02%), 3.80%, 4/24/23 (1)(2)	3,145	3,117
		5,034

Electrical Equipment Manufacturing – 0.8%

Johnson Controls International PLC, 4.25%, 3/1/21	1,412	1,444

Tyco Electronics Group S.A., (Floating, ICE LIBOR USD 3M + 0.45%), 3.05%, 6/5/20 (1)	1,960	1,959
		3,403

Entertainment Content – 0.2%

Ziggo B.V., 5.50%, 1/15/27 (2)	755	746

Food & Beverage – 1.3%

Danone S.A., 1.69%, 10/30/19 (2)	1,800	1,788

MARB BondCo PLC, 6.88%, 1/19/25 (2)	440	428

Pernod Ricard S.A., 5.75%, 4/7/21 (2)	3,272	3,446
		5,662

Machinery Manufacturing – 0.2%

Pentair Finance S.a.r.l., 2.65%, 12/1/19	805	805

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.8% – continued

Oil & Gas Services & Equipment – 0.2%

Ensco PLC, 7.75%, 2/1/26	$765	$645

Pharmaceuticals – 0.4%

Mylan N.V., 3.15%, 6/15/21	1,670	1,665

Pipeline – 0.1%

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 4.89%, 5/15/67 (1)	526	439
Total Foreign Issuer Bonds
(Cost $24,824)		24,625

U.S. GOVERNMENT AGENCIES – 0.6% (5)

Fannie Mae – 0.1%

Pool #555649, 7.50%, 10/1/32	15	17

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.84% Cap), 4.63%, 9/1/36 (1)	89	94

Pool #AD0915, 5.50%, 12/1/38	39	43

Pool #AI3471, 5.00%, 6/1/41	144	155
		309

Federal Farm Credit Bank – 0.5%

Federal Farm Credit Banks, (Floating, ICE LIBOR USD 1M + 0.04%), 2.52%, 3/16/20 (1)	2,060	2,060

Freddie Mac – 0.0%

Pool #1B3617, (Floating, ICE LIBOR USD 1Y + 1.92%, 11.01% Cap), 4.62%, 10/1/37 (1)	130	138

Freddie Mac Gold – 0.0%

Pool #A92650, 5.50%, 6/1/40	155	167
Total U.S. Government Agencies
(Cost $2,661)		2,674

U.S. GOVERNMENT OBLIGATIONS – 45.4%

U.S. Treasury Notes – 45.4%
1.38%, 2/15/20	4,880	4,835

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 45.4% – continued

U.S. Treasury Notes – 45.4% – continued
1.38%, 2/29/20	$10,500	$10,400
2.75%, 9/30/20	14,605	14,688
2.88%, 10/31/20	9,420	9,496
2.75%, 11/30/20	35,570	35,808
1.88%, 12/15/20	17,010	16,880
2.50%, 12/31/20	8,320	8,345
2.50%, 1/31/21	11,000	11,038
2.50%, 2/28/21	22,925	23,014
2.38%, 3/15/21	17,055	17,084
2.38%, 4/15/21	11,930	11,951
2.63%, 5/15/21	21,790	21,942
2.50%, 2/15/22	7,350	7,404
		192,885
Total U.S. Government Obligations
(Cost $192,165)		192,885

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.4%

FlexShares® Disciplined Duration MBS Index Fund (6)	563,000	$13,103

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (6)(7)	1,579,629	1,580
Total Investment Companies
(Cost $14,581)		14,683

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 2.43%, 4/25/19 (8)	$750	$749
Total Short-Term Investments
(Cost $749)		749

Total Investments – 99.5%
(Cost $421,816)		422,687

Other Assets less Liabilities – 0.5%		2,015
NET ASSETS – 100.0%		$424,702

(1)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Perpetual bond. Maturity date represents next call date.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(7)	7-day current yield as of March 31, 2019 is disclosed.
(8)	Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

1Y – 1 Year

3M – 3 Month

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MBS – Mortgage Backed Securities

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	45.8%
U.S. Agency	0.6
AAA	14.3
AA	1.5
A	11.4
BBB	17.9
BB	2.5
B	1.4
CCC	1.1
Not Rated	3.1
Cash Equivalents	0.4

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$60,240	$–	$60,240
Corporate Bonds (1)	–	126,831	–	126,831
Foreign Issuer Bonds (1)	–	24,625	–	24,625
U.S. Government Agencies (1)	–	2,674	–	2,674
U.S. Government Obligations (1)	–	192,885	–	192,885

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$14,683	$–	$–	$14,683
Short-Term Investments	–	749	–	749
Total Investments	$14,683	$408,004	$–	$422,687

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.5% (1)

Fannie Mae – 16.0%

Pool #555649, 7.50%, 10/1/32	$30	$33

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.84% Cap), 4.63%, 9/1/36 (2)	236	250

Pool #AS7568, 4.50%, 7/1/46	642	672

Pool #BD7060, 4.00%, 3/1/47	618	639

Pool #BH5752, 3.50%, 11/1/47	1,185	1,203

Pool #BH7071, 4.50%, 12/1/47	938	982

Pool #BH9277, 3.50%, 2/1/48	581	589

Pool #BJ0640, 5.00%, 3/1/48	555	587

Pool #BK7881, 5.00%, 10/1/48	1,400	1,481

Pool #BK7889, 5.50%, 10/1/48	1,351	1,447

Pool #CA1218, 4.50%, 2/1/48	437	458

Pool #MA3027, 4.00%, 6/1/47	218	225

Pool #MA3184, 4.50%, 11/1/47	492	515

Pool #MA3211, 4.00%, 12/1/47	618	638
		9,719

Freddie Mac – 1.4%

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.84%, 10.86% Cap), 4.26%, 4/1/37 (2)	134	141

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.75% Cap), 4.65%, 9/1/37 (2)	377	397

Pool #1Q0323, (Floating, ICE LIBOR USD 1Y + 1.95%, 9.95% Cap), 4.82%, 5/1/37 (2)	259	271

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.5% (1) – continued

Freddie Mac – 1.4% – continued

Pool #410092, (Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.16%, 10.29% Cap), 4.22%, 11/1/24 (2)	$5	$5
		814

Government National Mortgage Association – 5.1%

Series 2012-123, Class A, 1.04%, 7/16/46	1,793	1,636

Series 2013-17,Class AF, 1.21%, 11/16/43	1,570	1,489
		3,125
Total U.S. Government Agencies
(Cost $13,822)		13,658

U.S. GOVERNMENT OBLIGATIONS – 62.5%

U.S. Treasury Notes – 62.5%
2.50%, 2/28/21	18,537	18,609
2.50%, 2/15/22	16,369	16,489
2.38%, 2/29/24	2,875	2,894
		37,992
Total U.S. Government Obligations
(Cost $37,811)		37,992

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (3)(4)	5,858,896	$5,859
Total Investment Companies
(Cost $5,859)		5,859

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.6%

U.S. Treasury Bill, 2.43%, 4/25/19 (5)(6)	$1,600	$1,597
Total Short-Term Investments
(Cost $1,597)		1,597

Total Investments – 97.2%
(Cost $59,089)		59,106

Other Assets less Liabilities – 2.8%		1,722
NET ASSETS – 100.0%		$60,828

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2019 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

CMT – Constant Maturity

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
5-Year U.S. Treasury Note	98	$11,351	Long	6/19	$119

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	72.3%
U.S. Agency	17.8
Cash Equivalents	9.9

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$13,658	$–	$13,658
U.S. Government Obligations (1)	–	37,992	–	37,992
Investment Companies	5,859	–	–	5,859
Short-Term Investments	–	1,597	–	1,597
Total Investments	$5,859	$53,247	$–	$59,106

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$119	$–	$–	$ 119

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 0.3%

Diversified Banks – 0.3%

Societe Generale S.A., 2.71%, 5/30/19 (1)(2)	$10,000	$9,958
Total Commercial Paper
(Cost $9,956)		9,958

CORPORATE BONDS – 9.7%

Aerospace & Defense – 0.2%

United Technologies Corp., 3.35%, 8/16/21	7,200	7,296

Automobiles Manufacturing – 2.3%

American Honda Finance Corp., 3.15%, 1/8/21	14,000	14,115

Daimler Finance North America LLC, 3.75%, 11/5/21 (1)	13,500	13,737

General Motors Financial Co., Inc., 4.20%, 3/1/21	10,000	10,143
4.20%, 11/6/21	4,650	4,731

Harley-Davidson Financial Services, Inc., 3.55%, 5/21/21 (1)	19,800	19,756

Nissan Motor Acceptance Corp., 3.65%, 9/21/21 (1)	6,200	6,233

Volkswagen Group of America Finance LLC, 4.00%, 11/12/21 (1)	22,500	22,954
		91,669

Banks – 2.7%

Capital One N.A., 2.35%, 1/31/20	12,000	11,940

Citibank N.A., 3.40%, 7/23/21	22,000	22,287

Fifth Third Bancorp, 2.88%, 7/27/20	7,000	7,011

Fifth Third Bank, 3.35%, 7/26/21	4,400	4,463

JPMorgan Chase Bank N.A., (Variable, ICE LIBOR USD 3M + 0.35%), 3.09%, 4/26/21 (3)	7,000	7,013

KeyBank N.A., 1.60%, 8/22/19	4,000	3,983
3.35%, 6/15/21	3,100	3,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 9.7% – continued

Banks – 2.7% – continued

M&T Bank Corp., (Floating, ICE LIBOR USD 3M + 0.68%), 3.44%, 7/26/23 (4)	$12,708	$12,691

SunTrust Bank, (Floating, ICE LIBOR USD 3M + 0.59%), 3.33%, 8/2/22 (4)	16,200	16,093

Wells Fargo & Co., 2.50%, 3/4/21	7,000	6,966

Wells Fargo Bank N.A., (Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 7/23/21 (3)	14,200	14,298
		109,892

Chemicals – 0.1%

International Flavors & Fragrances, Inc., 3.40%, 9/25/20	3,700	3,722

Consumer Finance – 0.5%

American Express Co., 3.70%, 11/5/21	11,413	11,665

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.72%), 3.47%, 1/30/23 (4)	10,000	9,871
		21,536

Diversified Banks – 0.7%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.38%), 3.15%, 1/23/22 (4)	12,000	11,959

Citigroup, Inc., 2.05%, 6/7/19	3,000	2,997

JPMorgan Chase & Co., (Floating, ICE LIBOR USD 3M + 0.89%), 3.66%, 7/23/24 (4)	11,400	11,372
		26,328

Entertainment Content – 0.1%

Fox Corp., 3.67%, 1/25/22 (1)	2,900	2,957

Financial Services – 0.3%

Goldman Sachs Group (The), Inc., 2.60%, 4/23/20	4,000	3,989

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.40%), 4.16%, 4/21/21 (4)	7,000	7,124
		11,113

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 9.7% – continued

Food & Beverage – 0.2%

Nestle Holdings, Inc., 3.10%, 9/24/21 (1)	$10,000	$10,121

Health Care Facilities & Services – 0.7%

Cigna Corp., 3.40%, 9/17/21 (1)	7,600	7,677
(Floating, ICE LIBOR USD 3M + 0.89%), 3.68%, 7/15/23 (1)(4)	9,300	9,255

CVS Health Corp., 3.13%, 3/9/20	10,000	10,028
		26,960

Machinery Manufacturing – 0.3%

John Deere Capital Corp., 3.20%, 1/10/22	10,400	10,573

Pharmaceuticals – 0.5%

Bayer US Finance II LLC, 3.50%, 6/25/21 (1)	18,200	18,273

Property & Casualty Insurance – 0.1%

Marsh & McLennan Cos., Inc., 3.50%, 12/29/20	4,600	4,661

Tobacco – 0.1%

Altria Group, Inc., 3.49%, 2/14/22	6,000	6,094

Travel & Lodging – 0.2%

Marriott International, Inc., (Floating, ICE LIBOR USD 3M + 0.65%), 3.24%, 3/8/21 (4)	8,000	8,020

Utilities – 0.2%

NextEra Energy Capital Holdings, Inc., 2.90%, 4/1/22	9,500	9,508

Wireless Telecommunications Services – 0.5%

AT&T, Inc., 3.20%, 3/1/22	7,000	7,062
(Floating, ICE LIBOR USD 3M + 1.18%), 3.78%, 6/12/24 (4)	12,500	12,400
		19,462
Total Corporate Bonds
(Cost $385,789)		388,185

FOREIGN ISSUER BONDS – 5.1%

Automobiles Manufacturing – 0.3%

Toyota Motor Corp., 3.18%, 7/20/21	12,000	12,144

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.1% – continued

Banks – 1.3%

ABN AMRO Bank N.V., 3.40%, 8/27/21 (1)	$5,600	$5,668

Cooperatieve Rabobank U.A., (Floating, ICE LIBOR USD 3M + 0.86%), 3.47%, 9/26/23 (1)(4)	11,300	11,242

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 3.75%, 3/29/22 (4)	10,030	10,072
(Floating, ICE LIBOR USD 3M + 1.00%), 3.60%, 10/2/23 (4)	5,900	5,881

Lloyds Bank PLC, 3.30%, 5/7/21	7,000	7,055

Nordea Bank Abp, (Floating, ICE LIBOR USD 3M + 0.94%), 3.57%, 8/30/23 (1)(4)	5,800	5,704

Santander UK PLC, 3.40%, 6/1/21	7,000	7,053
		52,675

Diversified Banks – 2.1%

Bank of Montreal, 2.90%, 3/26/22	30,600	30,630

HSBC Holdings PLC, (Floating, ICE LIBOR USD 3M + 1.00%), 3.68%, 5/18/24 (4)	10,000	9,918

Mitsubishi UFJ Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 0.86%), 3.62%, 7/26/23 (4)	25,000	25,066

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 4.28%, 3/9/21 (4)	7,000	7,149
(Floating, ICE LIBOR USD 3M + 0.86%), 3.62%, 7/19/23 (4)	10,000	10,035
		82,798

Financial Services – 0.8%

Credit Suisse Group A.G., (Floating, ICE LIBOR USD 3M + 1.24%), 3.84%, 6/12/24 (1)(4)	10,000	9,943

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 4.04%, 9/24/20 (1)(4)	22,000	22,312
		32,255

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.1% – continued

Pharmaceuticals – 0.6%

Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21 (1)	$22,400	$22,970
Total Foreign Issuer Bonds
(Cost $201,514)		202,842

U.S. GOVERNMENT AGENCIES – 0.7% (5)

Fannie Mae – 0.7%
0.88%, 8/2/19	24,000	23,873
2.63%, 1/11/22	5,000	5,045

		28,918
Total U.S. Government Agencies
(Cost $28,992)		28,918

U.S. GOVERNMENT OBLIGATIONS – 1.7%

U.S. Treasury Notes – 1.7%
0.75%, 7/15/19	30,000	29,849
2.50%, 2/28/21	40,000	40,155
		70,004
Total U.S. Government Obligations
(Cost $70,072)		70,004

MUNICIPAL BONDS – 63.8%

Alabama – 3.4%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Bonds, Series A, 5.00%, 9/1/19	2,000	2,029

Alabama State Public School & College Authority Revenue Refunding Bonds, Series B, 5.00%, 1/1/20	24,500	25,127

Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series B-2, (Floating, SIFMA Municipal Swap Index Yield + 0.62%), 2.12%, 12/1/23 (4)(6)	60,000	60,000

Southeast Alabama State Gas Supply District Revenue Bonds, Series B LIBOR, (Floating, ICE LIBOR USD 1M + 0.85%), 2.53%, 6/1/24 (4)(6)	30,000	29,395

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Alabama – 3.4% – continued

Southeast Alabama State Gas Supply District Revenue Bonds, Series C, SIFMA Index Project No. 1, (Floating, SIFMA Municipal Swap Index Yield + 0.65%), 2.15%, 4/1/24 (4)(6)	$19,000	$18,996
		135,547

Alaska – 0.8%

Alaska State Industrial Development & Export Authority Revenue LANS, YKHC Project, 3.50%, 12/1/20	25,000	25,183

Valdez Marine Terminal Revenue Refunding Bonds, Series B, BP Pipelines Project, 5.00%, 1/1/21	5,225	5,509
		30,692

Arizona – 0.6%

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/20	3,000	3,129

Chandler G.O. Limited Refunding Bonds, 3.00%, 7/1/20	520	530

Maricopa County Community College District G.O. Unlimited Refunding Bonds, 5.00%, 7/1/19	3,245	3,273

Phoenix Civic Improvement Corp. Subordinated Excise TRB, Series A, 5.00%, 7/1/19	5,000	5,043

Phoenix G.O. Limited Refunding Bonds, Series C, 4.00%, 7/1/19	10,650	10,715

Yavapai County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 2.80%, 6/1/21 (4)(6)(7)	1,500	1,518
		24,208

California – 5.3%

Bay Area Toll Bridge Authority Index Rate Revenue Refunding Bonds, (Floating, ICE LIBOR USD 3M + 0.55%), 2.36%, 4/1/21 (4)(6)	18,000	18,029

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

California – 5.3% – continued

Bay Area Toll Bridge Authority Revenue Refunding Bonds, 1.38%, 4/1/20 (4)(6)(7)	$31,000	$30,907

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AU, (Floating, SIFMA Municipal Swap Index Yield + 0.22%), 1.72%, 12/1/20 (4)(6)	30,000	29,952

California State G.O. Unlimited Bonds, Series B, (Floating, SIFMA Municipal Swap Index Yield + 0.38%), 1.88%, 12/1/22 (4)(6)	20,000	20,005

California State Index Floating Rate G.O. Unlimited Bonds, Series E, (Floating, SIFMA Municipal Swap Index Yield + 0.43%), 1.93%, 12/1/23 (4)(6)	30,000	30,089

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, California Academy of Sciences, (Floating, ICE LIBOR USD 1M + 0.38%), 2.12%, 8/1/21 (4)(6)	4,000	4,000

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, J. Paul Getty Trust, (Floating, ICE LIBOR USD 1M + 0.20%), 1.95%, 4/1/21 (4)(6)	30,000	29,990

Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), 5.00%, 5/15/19	2,000	2,008

Los Angeles TRANS, 4.00%, 6/27/19	23,000	23,136

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/19	3,600	3,641

Southern California State Public Power Authority Revenue Refunding Bonds, Series A, Canyon Power Project, 2.25%, 5/1/21 (4)(6)(7)	20,000	20,169
		211,926

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Colorado – 0.4%

Colorado Springs Utilities System Revenue Refunding Bonds, Series A-3, 5.00%, 11/15/19	$4,755	$4,857

Colorado State School of Mines Institutional Enterprise Variable Revenue Refunding Bonds, Series A, (Floating, ICE LIBOR USD 1M + 0.50%), 2.18%, 2/1/23 (4)	5,550	5,555

E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, (Floating, ICE LIBOR USD 1M + 1.05%), 2.72%, 9/1/21 (4)(6)	6,000	6,053
		16,465

Connecticut – 1.5%

Connecticut State G.O. Unlimited Bonds, Series E, 4.00%, 10/15/19	8,000	8,099

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-3, Yale University, 1.80%, 2/9/21 (4)(6)(7)	12,500	12,513

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-2, Yale University Issue, 2.00%, 2/8/22 (4)(6)(7)	10,000	10,099

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series X-2, Yale University, 1.80%, 2/9/21 (4)(6)(7)	12,000	12,013

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, 2.05%, 7/12/21 (4)(6)(7)	10,000	10,101

Connecticut State HFA Housing Mortgage Finance Program Revenue Bonds, Series A, 2.15%, 11/15/19	2,090	2,095

Connecticut State HFA Single Family Special Obligation Revenue Bonds, Series 2, 3.25%, 6/1/20	1,050	1,069

Greenwich G.O. Unlimited Bonds, 5.00%, 1/15/20	5,500	5,657
		61,646

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Delaware – 0.5%

Delaware State G.O. Unlimited Bonds, 5.00%, 2/1/21	$10,000	$10,626
5.00%, 2/1/22	10,000	10,957
		21,583

Florida – 5.6%

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/19	11,450	11,512

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, Coastal Account, 5.00%, 6/1/19	25,335	25,473
5.00%, 6/1/20	17,000	17,654

Escambia County Solid Waste Disposal Revenue Bonds, Gulf Power Company Project, 1.80%, 11/19/20 (4)(6)(7)	13,000	12,862

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A, 6/1/21 (8)	71,000	76,218

Florida State Board of Public Education Capital Outlay 2011 G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/20	525	546

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Gtd.), 5.00%, 6/1/20	5,130	5,338

Florida State Board of Public Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/20	15,010	15,651

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 7/1/21 (8)	13,000	13,991

Florida State Housing Finance Corp. MFH Revenue Notes, Series C, Timber Sound Apartments, 1.30%, 4/1/19	6,875	6,875

Miami-Dade County Aviation Revenue Bonds, Series A, Prerefunded, 5.50%, 10/1/19 (9)	2,000	2,039

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Florida – 5.6% – continued

Miami-Dade County HFA MFH Revenue Bonds, Westview Garden Apartments, 2.38%, 6/1/20 (4)(6)(7)	$4,000	$4,022

Monroe County School District Sales TRB (AGM Insured), 4.00%, 10/1/19	2,100	2,125

Orlando & Orange County Expressway Authority Revenue Bonds, Series C, Prerefunded, 5.00%, 7/1/20 (9)	25,000	26,070
Reedy Creek Improvement District Utilities Revenue Refunding Bonds, Series 2, 5.00%, 10/1/19	2,000	2,033
		222,409

Georgia – 3.6%

Atkinson Coffee Counties Joint Development Authority Revenue LANS, SGSC Real Estate Foundation V, 1.65%, 12/1/19	24,425	24,403

Clark County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 9/1/19	2,500	2,536

Dougherty County School District Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 12/1/19	2,000	2,033

Douglas County Sales Tax G.O. Unlimited Bonds, 5.00%, 4/1/20	2,000	2,069

Georgia State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/20	2,500	2,609

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	12,300	12,834

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/21	3,580	3,863

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Georgia – 3.6% – continued

Main Street Natural Gas, Inc. Gas Supply Variable Revenue Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.75%), 2.43%, 9/1/23 (4)(6)	$80,000	$79,383

Savannah Housing Authority Revenue Bonds, Preserve Chatham Parkway Apartments, 2.00%, 8/1/20 (4)(6)(7)	3,000	3,003

Waleska Downtown Development Authority Revenue Refunding Notes, Reinhardt University Project, 2.00%, 8/1/19	11,000	10,998
		143,731

Hawaii – 0.3%

Hawaii State G.O. Unlimited Bonds, Series FB, 5.00%, 4/1/19	3,000	3,000

Honolulu City & County Variable G.O. Unlimited Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.80%, 9/1/20 (4)(6)	8,110	8,107
		11,107

Idaho – 0.5%

Idaho State G.O. Unlimited TANS, 4.00%, 6/28/19	20,700	20,821

Illinois – 0.4%

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series A (AMT), Senior Lien, 5.00%, 1/1/21	5,000	5,277

Illinois State Finance Authority Gas Supply Revenue Refunding Bonds, Series B, Peoples Gas Light & Coke, 1.88%, 8/1/20 (4)(6)(7)	5,000	4,976

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, (Floating, SIFMA Municipal Swap Index Yield + 0.75%), 2.25%, 7/1/23 (4)(6)	1,535	1,534

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Illinois – 0.4% – continued

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/1/20	$2,500	$2,563
5.00%, 1/1/21	1,000	1,058
		15,408

Indiana – 0.8%

Indiana State Finance Authority Highway Revenue Bonds, Series A, 4.00%, 6/1/19	1,390	1,396
4.00%, 6/1/20	1,600	1,644

Indiana State Finance Authority Hospital Revenue Bonds, Series A, University Health Obligated Group, Parkview Health System, Prerefunded, 5.75%, 5/1/19 (9)	22,550	22,625

Indiana State Health Facility Financing Authority Revenue Bonds, Ascension Health Credit Group, 1.35%, 8/4/20 (4)(6)(7)	5,005	4,976
		30,641

Iowa – 0.3%

Iowa City Community School District G.O. Unlimited Bonds, Series C, 5.00%, 6/1/19	8,000	8,045

Iowa State Finance Authority SFM Variable Revenue Bonds, Series B (GNMA, FNMA, FHLMC Insured), (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.80%, 5/3/21 (4)(6)	5,000	4,991
		13,036

Kansas – 1.0%

Johnson County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/19	875	888

Johnson County Unified School District No. 229 G.O. Unlimited Bonds, Series A, 5.00%, 10/1/19	16,920	17,212

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Kansas – 1.0% – continued

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-5, Libor Index, (Floating, ICE LIBOR USD 1M + 0.40%), 2.08%, 9/1/19 (4)	$6,565	$6,570

Kansas State Department of Transportation Highway Variable Revenue Bonds, Series C-3, (Floating, ICE LIBOR USD 1M + 0.40%), 2.15%, 9/1/23 (4)	15,000	14,995
		39,665

Kentucky – 0.8%

Kentucky State Housing Corp. Variable Revenue Bonds, Beecher Phase I Project, 2.00%, 9/1/21 (4)(6)(7)	6,000	6,012

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 7/1/20	3,500	3,578
4.00%, 7/1/21	3,725	3,868

Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series E-1, 2.25%, 3/1/20	5,000	5,008

Louisville & Jefferson County Metropolitan Government Pollution Control Variable Revenue Refunding Bonds, Louisville Gas and Electric Company Project, 4/1/21 (6)(8)	12,200	12,217
		30,683

Louisiana – 0.9%

Saint James Parish Variable Revenue Bonds, Series B-1, Nucor Steel LLC Project, 1.68%, 4/9/19 (4)(6)(10)	37,200	37,200

Maryland – 2.7%

Baltimore County G.O. Unlimited BANS, 4.00%, 3/19/20	29,000	29,673

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Maryland – 2.7% – continued

Maryland State Department of Transportation Consolidated Transportation Revenue Refunding Bonds, 4.00%, 9/1/19	$14,650	$14,800

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/20	39,445	41,246

Maryland State Stadium Authority Revenue Bonds, Baltimore City Public Schools, 5.00%, 5/1/19	1,250	1,253

Montgomery County G.O. Unlimited Bonds, Series A, 5.00%, 11/1/19	10,000	10,202
5.00%, 11/1/20	10,000	10,545
		107,719

Massachusetts – 1.6%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/21	6,000	6,403
5.00%, 3/1/22	3,455	3,801

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.00%, 11/1/19	15,000	15,306
5.00%, 11/1/20	17,400	18,350

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/19	2,775	2,803

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Springfield College, Prerefunded, 5.63%, 10/15/19 (9)	2,000	2,044

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series A, University of Massachusetts, 1.85%, 4/1/22 (4)(6)(7)	3,000	3,000

Massachusetts State Housing Finance Agency Variable Revenue Bonds, Chestnut Park Project, 2.40%, 12/1/21 (4)(6)(7)	3,000	3,031

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Massachusetts – 1.6% – continued

Massachusetts State Housing Finance Agency Variable Revenue Refunding Bonds, Series 196 (GNMA, FNMA, FHLMC Insured), (Floating, ICE LIBOR USD 1M + 0.35%), 2.10%, 6/1/21 (4)(6)	$2,275	$2,276

University of Massachusetts Building Authority Revenue Refunding Bonds, 5.00%, 11/1/19	6,000	6,121
		63,135

Michigan – 0.5%

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series C, Trinity Health Credit, 5.00%, 12/1/19	1,500	1,533

University of Michigan General Revenue Bonds, Series A, Prerefunded, 5.00%, 4/1/19 (9)	1,570	1,570

University of Michigan General Revenue Refunding Bonds, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.27%), 1.77%, 4/1/22 (4)(6)	18,875	18,792
		21,895

Minnesota – 0.3%

Minnesota State Rural Water Finance Authority Revenue Notes, Public Projects Construction, 2.00%, 8/1/20	10,000	10,016

Osseo Independent School District No. 279 G.O. Unlimited Refunding Bonds, Series C, Alternative Facilities (School District Credit Program), 5.00%, 2/1/21	1,480	1,573

Saint Paul Housing & Redevelopment Authority MFH Revenue Bonds, Legends Berry Senior Apartments Project, 2.20%, 9/1/20 (4)(6)(7)	1,140	1,143
		12,732

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Mississippi – 0.4%

Mississippi State Development Bank Marshall County IDA Special Obligation Revenue Bonds, 5.00%, 1/1/20	$1,855	$1,902

Mississippi State Variable G.O. Unlimited Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.33%), 2.01%, 9/1/20 (4)(6)	3,665	3,665

South Central Regional Medical Center Hospital Revenue Refunding Bonds, Facilities Improvement & Refinancing Project, 1.70%, 3/1/20	11,050	10,907
		16,474

Missouri – 0.4%

Missouri State Board of Public Buildings Special Obligation Revenue Bonds, Series A, 4.00%, 4/1/19	5,000	5,000

Missouri State Public Utilities Commission Revenue Notes, Interim Construction, 2.13%, 11/1/19	10,000	10,004
		15,004

Montana – 0.3%

Rib Floater Trust Floating Rate Certificate Revenue Bonds, Series 2017-011 (Barclays Bank PLC LOC), 1.65%, 4/9/19 (1)(4)(6)(10)	11,820	11,820

Nebraska – 0.1%

Lincoln Electric System Revenue Refunding Bonds, 5.00%, 9/1/19	3,000	3,043

Nevada – 0.4%

Clark County Airport Revenue Refunding Bonds, Subseries A, 5.00%, 7/1/21	2,000	2,144

Clark County PCR Refunding Bonds, Nevada Power Co., 1.60%, 5/21/20 (4)(6)(7)	5,600	5,573

Clark County School District G.O. Limited Refunding Bonds, Series D, 5.00%, 6/15/19	8,000	8,055

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Nevada – 0.4% – continued

Reno Capital Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 6/1/21	$1,200	$1,283
		17,055

New Jersey – 0.3%

Monmouth County G.O. Unlimited Bonds, 5.00%, 7/15/19	1,000	1,010

Monmouth County Improvement Authority Governmental Pooled Loan Revenue Bonds, Series C (County Gtd.), 5.00%, 12/1/21	1,000	1,092

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Variable Revenue Bonds, Georgia King Village Project (HUD Sector 8 Program), 2.45%, 10/1/20 (4)(6)(7)	4,500	4,540

New Jersey State Housing & Mortgage Finance Agency Multifamily Revenue Refunding Bonds, Series B, 1.25%, 5/1/19	5,500	5,497
		12,139

New York – 7.5%

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3C, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 1.95%, 11/1/19 (4)(6)	5,550	5,550

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	30,000	32,783

Metropolitan Transportation Authority Revenue BANS, Series A-3, 4.00%, 8/15/19	42,000	42,365

Metropolitan Transportation Authority Revenue BANS, Series A-5, 4.00%, 8/15/19	10,000	10,087

Metropolitan Transportation Authority Revenue BANS, Series C-2C, 4.00%, 5/15/19	10,000	10,029

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

New York – 7.5% – continued

Metropolitan Transportation Authority Revenue Bonds, Subseries D-2, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 1.95%, 11/15/22 (4)(6)	$20,275	$20,160

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-1, 5.00%, 11/15/20 (4)(6)(7)	19,000	19,938

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), (Floating, ICE LIBOR USD 1M + 0.57%), 2.30%, 4/6/20 (4)(6)	5,500	5,509

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, 1.38%, 5/1/20	3,295	3,273

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, Series G, 2.00%, 12/31/21 (4)(6)(7)	3,420	3,425

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, 5.00%, 6/15/21	6,000	6,465

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series A-1, 5.00%, 8/1/19	8,000	8,092
5.00%, 8/1/20	24,665	25,794

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/19	5,000	5,058
5.00%, 8/1/20	11,670	12,201

New York G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/19	5,000	5,058

New York State Dorm Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/20	12,000	12,398

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

New York – 7.5% – continued

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/20	$15,000	$15,454

New York State Dormitory Authority State Supported Debt Revenue Refunding Bonds, Series A, Department of Health, 5.00%, 7/1/19	3,840	3,873

New York State Housing Finance Agency Revenue Bonds, Series C (SonyMA, GNMA, FNMA, FHLMC Insured), 1.25%, 5/1/20	1,900	1,891

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/20	45,175	46,674

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 197 (AMT), 5.00%, 11/15/19	4,405	4,496
		300,573

North Carolina – 2.1%

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series D, Atrium Health, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 2.10%, 12/1/23 (4)(6)	42,000	41,986

Forsyth County Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 3/1/21	4,540	4,842
5.00%, 3/1/22	1,000	1,099

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	3,000	3,034

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	8,000	8,220

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 4.00%, 6/1/21	4,000	4,215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

North Carolina – 2.1% – continued

North Carolina State Grant Anticipation Vehicle Revenue Refunding Bonds, 5.00%, 3/1/20	$6,000	$6,187

North Carolina State Housing Finance Agency MFH Revenue Bonds, Weaver Investment Company Rural Development Portfolio, 2.00%, 1/1/21 (4)(6)(7)	11,235	11,256

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/20	1,840	1,903

Winston-Salem Water & Sewer System Revenue Bonds, Prerefunded, 5.00%, 6/1/19 (9)	2,255	2,268
		85,010

Ohio – 2.7%

Allen County Hospital Facilities Adjustable Revenue Bonds, Series B, Mercy Health, (Floating, SIFMA Municipal Swap Index Yield + 0.75%), 2.25%, 5/1/20 (4)(6)	50,000	50,046

Columbus G.O. Unlimited Bonds, Series A, 4.00%, 4/1/20	13,835	14,176

Cuyahoga Metropolitan Housing Authority MFH Variable Revenue Bonds, Riverside Park Phase, 2.00%, 4/1/21 (4)(6)(7)	7,000	7,011

Franklin County Hospital Facilities Variable Revenue Bonds, Series B, OhioHealth Corp., (Floating, SIFMA Municipal Swap Index Yield + 0.43%), 1.93%, 11/15/21 (4)(6)	10,000	10,002

Ohio State Adult Correctional Capital Facilities Revenue Refunding Bonds, Lease Appropriation, 4.00%, 10/1/19	3,170	3,209
4.00%, 10/1/20	2,750	2,849

Ohio State G.O. Unlimited Bonds, Series T, 5.00%, 11/1/19	10,750	10,967

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Ohio – 2.7% – continued

Ohio State Major New State Infrastructure Project Revenue Refunding Bonds, Series B, 5.00%, 12/15/19	$6,000	$6,144

Ohio State Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series B, (Floating, SIFMA Municipal Swap Index Yield + 0.22%), 1.72%, 12/1/20 (4)	5,250	5,247
		109,651

Oklahoma – 0.3%

Canadian County Independent School District No. 27, Combined Purpose G.O. Unlimited Bonds, Yukon Public Schools, 2.00%, 10/1/19	2,295	2,299
2.00%, 10/1/20	3,040	3,055

Oklahoma Housing Finance Agency Collateralized Variable Revenue Bonds, Sooner Haven Apartments, 2.38%, 10/1/20 (4)(6)(7)	2,500	2,522

Oklahoma Housing Finance Agency Collateralized Variable Revenue Bonds, Windsong Apartments, 2.05%, 4/1/20 (4)(6)(7)	2,000	2,000

Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Clean Water Program, 5.00%, 4/1/20	3,500	3,621
		13,497

Oregon – 3.0%

Multnomah County School District No. 1 Portland G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/20	45,000	46,869

Oregon Business Development Commission Economic Development Revenue Bonds (AMT), 5.00%, 3/1/22 (4)(6)(7)	53,400	58,051

Oregon State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	1,400	1,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Oregon – 3.0% – continued

Oregon State G.O. Unlimited Refunding Bonds, Series L, 5.00%, 8/1/19	$2,160	$2,185

Oregon State Housing & Community Services Department Housing Development Revenue Bonds, Series I, Ya Po Ah Terrace Project (HUD Sector 8 Program), 2.20%, 5/1/21 (4)(6)(7)	10,400	10,476
		119,080

Pennsylvania – 1.8%

Delaware County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/21	1,000	1,084

Indiana County IDA Student Housing Revenue BANS, Residential Revival Project at Indiana University, 1.45%, 9/1/20	12,750	12,593

North Penn Water Authority Variable Revenue Refunding Bonds, (Floating, ICE LIBOR USD 1M + 0.41%), 2.09%, 11/1/19 (4)	1,000	1,000
(Floating, ICE LIBOR USD 1M + 0.50%), 2.18%, 11/1/19 (4)(6)	4,280	4,281

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 2.80%, 12/1/21 (4)(6)(7)	2,500	2,538

Pennsylvania State Housing Finance Agency SFM Floating Revenue Bonds, Series 127-C, (Floating, ICE LIBOR USD 1M + 0.57%), 2.32%, 10/1/23 (4)(6)	7,000	7,011

Pennsylvania State Housing Finance Agency SFM Variable Revenue Bonds, Series 126-B, (Floating, ICE LIBOR USD 1M + 0.60%), 2.35%, 6/1/23 (4)(6)	26,250	26,343

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-1, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 2.10%, 12/1/23 (4)	15,000	14,954

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Pennsylvania – 1.8% – continued

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-2, (Floating, SIFMA Municipal Swap Index Yield + 0.70%), 2.20%, 12/1/19 (4)	$2,500	$2,501
		72,305

South Carolina – 0.1%

South Carolina State G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/19	3,065	3,100

York County Fort Mill School District No. 4 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	1,500	1,549
		4,649

Tennessee – 2.3%

Franklin County Health & Educational Facilities Board Collateralized MFH Revenue Bonds, BTT Development Village Associates, 2.40%, 12/1/20 (4)(6)(7)	3,750	3,778

Memphis Electric System Revenue Bonds, 4.00%, 12/1/19	1,470	1,494

Metropolitan Government Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/20	14,890	15,529
5.00%, 7/1/21	18,245	19,639

Metropolitan Government of Nashville & Davidson County Electric System Revenue Refunding Bonds, Series B, 5.00%, 5/15/19	2,000	2,008

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/19	10,000	10,086

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding Bonds, 5.00%, 7/1/19	6,000	6,051

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Tennessee – 2.3% – continued

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Collateralized MFH Revenue Bonds, Trevecca Towers I/East Project, 2.00%, 1/1/21 (4)(6)(7)	$12,000	$12,044

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Oakwood Flats Apartments Project, 2.10%, 10/1/20 (4)(6)(7)	7,350	7,386

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Variable Revenue Bonds, E. Webster Street Apartments, 2.05%, 4/1/20 (4)(6)(7)	3,000	3,015

Monroe County G.O. Unlimited BANS, 1.20%, 6/15/19	5,000	4,996

Murfreesboro Housing Authority Collateralized MFH Revenue Bonds, Westbrook Towers Project, 2.13%, 9/1/20 (4)(6)(7)	5,000	5,010
		91,036

Texas – 5.7%

Alamo Community College District G.O. Limited Refunding Bonds, 5.00%, 8/15/19	18,000	18,231
3.00%, 8/15/20	4,000	4,081

Alamo Heights Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 3.00%, 2/1/21 (4)(6)(7)	2,700	2,765

Clear Creek Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.15%, 8/16/21 (4)(6)(7)	9,000	9,056

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-3 (PSF, Gtd.), 1.40%, 8/17/20 (4)(6)(7)	7,130	7,100

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/21	1,635	1,759

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Texas – 5.7% – continued

Garland Independent School District G.O. Unlimited Refunding Bonds, 5.00%, 2/15/21	$3,000	$3,192

Grapevine-Colleyville Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 8/15/19	2,830	2,866

Houston G.O. Limited TRANS, 4.00%, 6/28/19	6,900	6,941
5.00%, 6/28/19	15,000	15,125

Houston Independent School District Variable G.O. Limited Refunding Bonds (PSF, Gtd.), 2.40%, 6/1/21 (4)(6)(7)	4,000	4,048

Houston Utility System Variable Revenue Refunding Bonds, Series C, First Lien, (Floating, ICE LIBOR USD 1M + 0.36%), 2.11%, 8/1/21 (4)(6)	5,000	4,992

Humble Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/22	4,060	4,449

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series C (PSF, Gtd.), (Floating, ICE LIBOR USD 1M + 0.55%), 2.21%, 8/15/19 (4)(6)	7,750	7,750

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/21	2,000	2,140

Matagorda County Navigation District No. 1 Variable Revenue Refunding Bonds (AMT), Central Power & Light, 1.75%, 9/1/20 (4)(6)(7)	8,335	8,264

Mission Economic Development Corp. Solid Waste Disposal Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 2.50%, 8/1/20	3,000	3,005

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF, Gtd.), 1.45%, 6/1/20 (4)(6)(7)	5,550	5,534

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Texas – 5.7% – continued

San Antonio Housing Trust Finance Corp. MFH Revenue Bonds, Brookwood Senior Apartments, 2.10%, 5/1/20 (4)(6)(7)	$1,700	$1,708

Texas State A&M University Financing System Revenue Bonds, Series A, 4.00%, 5/15/19	1,000	1,003

Texas State A&M University Financing System Revenue Bonds, Series B, 5.00%, 5/15/19	5,200	5,222

Texas State G.O. Unlimited Bonds, 5.00%, 4/1/21	8,410	8,978

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/21	5,000	5,419

Texas State TRANS, 4.00%, 8/29/19	48,150	48,625

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, 5.00%, 10/1/19	14,000	14,245

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/20	7,025	7,267

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series B, First Tier, 4.00%, 10/1/21 (4)(6)(7)	3,035	3,206

Texas State Water Development Board State Water Implementation Fund Revenue Bonds, Series 2017A, 5.00%, 4/15/19	6,000	6,008
5.00%, 4/15/20	4,000	4,143

Texas State Water Finance Assistance G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/19	8,000	8,091

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/19	1,000	1,001

University of Texas Revenue Bonds, Series E, 5.00%, 8/15/19	2,000	2,026

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Texas – 5.7% – continued

Waco G.O. Limited Refunding Bonds, 5.00%, 2/1/22	$2,000	$2,185
		230,425

Utah – 0.1%

University of Utah Revenue Refunding Bonds, Series A (State Appropriation Insured), 4.00%, 8/1/20	2,530	2,612

Virginia – 0.9%

Fairfax County IDA Health Care Revenue Refunding Bonds, Series B, Inova Health System, 5.00%, 5/15/21 (4)(6)(7)	5,000	5,341

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 4/1/19	2,500	2,500

Henrico County Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 7/15/19	3,000	3,030

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series 2017-C, 21st Century College Programs, 5.00%, 2/1/20	11,000	11,313

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series B, Public Higher Education Financing Program (State Intercept Program), 5.00%, 9/1/19	3,000	3,043

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, 21st Century College Equipment, 5.00%, 2/1/20	5,000	5,142

Virginia State Public School Authority School Financing Revenue Bonds (State Aid Withholding), 5.00%, 1/15/20	2,565	2,636

Virginia State Resources Authority Clean Water Revolving Funds Revenue Bonds (State Aid Withholding), Prerefunded, 5.00%, 10/1/19 (9)	3,000	3,052
		36,057

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Washington – 2.4%

Central Puget Sound Regional Transportation Authority Variable Sales & Use TRB, Series S-2A-R, Green Bonds, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.80%, 11/1/21 (4)(6)	$10,000	$9,994

Central Puget Sound Regional Transportation Authority Variable Sales & Use TRB, Series S-2B-R, Green Bonds, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 1.95%, 11/1/23 (4)(6)	12,500	12,504

Seattle Municipal Light & Power Revenue Refunding Bonds (BHAC, CR Insured), Prerefunded, 5.75%, 4/1/19 (9)	19,600	19,600

Seattle Municipal Light and Power Improvement Revenue Refunding & Improvement Bonds, Series C, 5.00%, 9/1/19	2,100	2,130

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,630	2,779

Washington State G.O. Unlimited Refunding Bonds, Series D, Motor Vehicle Fuel Tax, 5.00%, 6/1/20	3,595	3,740
5.00%, 6/1/21	3,770	4,047

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 7/1/20	5,210	5,439

Washington State G.O. Unlimited Refunding Bonds, Series R-2015D, 5.00%, 7/1/20	5,000	5,219

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/20	11,455	11,990

Washington State Housing Finance Commission Revenue Bonds, Royal Hills Apartments Project, 1.40%, 11/1/19	4,000	3,991

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 63.8% – continued

Washington – 2.4% – continued

Washington State Housing Finance Commission Revenue Bonds, Series A, Trailside Village Apartments, 1.35%, 4/1/19	$7,970	$7,970

Washington State Various Purpose G.O. Unlimited Bonds, Series B, 5.00%, 2/1/20	7,625	7,845
		97,248

Wisconsin – 1.2%

PFA Revenue LANS, Lake Oconee Academy Foundation, Inc. Project, 2.30%, 10/1/19	4,000	3,993

Wisconsin State Environmental Improvement Fund Revenue Bonds, Series A, 5.00%, 6/1/19	8,000	8,045

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/21	6,000	6,427

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/21	6,210	6,754

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora, (Floating, SIFMA Municipal Swap Index Yield + 0.35%), 1.85%, 7/28/21 (4)(6)	9,000	8,959
(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 2.15%, 7/31/24 (4)(6)	5,000	5,005

Wisconsin State Petroleum Inspection Fee Revenue Bonds, Series 1, 4.00%, 7/1/19	7,000	7,042
		46,225
Total Municipal Bonds
(Cost $2,557,569)		2,556,152

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (11)(12)	134,006,374	$134,006
Total Investment Companies
(Cost $134,006)		134,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.2%

Burlington Environmental Improvement Variable Revenue Refunding Bonds, Kansas City Power & Light, 1.82%, 4/9/19 (4)(6)(10)	$28,000	$28,000

California State Municipal Finance Authority Solid Waste Variable Revenue Refunding Bonds, Republic Services, 1.72%, 7/1/19 (4)(6)(7)	10,000	10,000

California State Pollution Control Finance Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Republic Services, Inc., 2.30%, 5/1/19 (4)(6)(7)	20,850	20,852

Clear Creek Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 3.00%, 8/14/19 (4)(6)(7)	3,000	3,015

Colorado State Educational Loan Program TRANS, Series B, 3.00%, 6/27/19	25,350	25,437

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 1.30%, 2/3/20 (4)(6)(7)	26,000	25,923

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University, 1.00%, 7/1/19 (4)(6)(7)	16,800	16,772

Corpus Christi Independent School District School Building Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.), 2.00%, 8/15/19 (4)(6)(7)	5,150	5,158

Delaware State G.O. Unlimited Bonds, 5.00%, 2/1/20	12,900	13,271

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF, Gtd.), 1.35%, 8/1/19 (4)(6)(7)	3,130	3,127

Franklin County Hospital Facilities Variable Revenue Refunding Bonds, Series A, OhioHealth Corp., 1.48%, 4/9/19 (4)(6)(10)	10,000	10,000

Hennepin County Variable Refunding G.O. Unlimited Bonds, Series B, 1.46%, 4/9/19 (4)(6)(10)	20,000	20,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.2% – continued

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/19	$6,500	$6,575

Highlands County Health Facilities Authority Variable Revenue Refunding Bonds, Hospital-Adventist Health System, 1.49%, 4/9/19 (4)(6)(10)	5,000	5,000

Houston Independent Schoolhouse District G.O. Limited Bonds, Series A-2 (PSF, Gtd.), 3.00%, 6/1/19 (4)(6)(7)	9,015	9,035

Indiana Bond Bank Revenue Notes, Advance Funding Program, 4.00%, 1/3/20	6,000	6,101

Indiana Finance Authority Economic Development Revenue Refunding Bonds, Series 2010B, Republic Services, Inc. Project, 1.95%, 6/3/19 (4)(6)(7)	5,000	5,001

Indiana State Health Facility Financing Authority Variable Revenue Bonds, Series A-1, Ascension Health, 2.80%, 8/1/19 (4)(6)(7)	2,135	2,143

Jacksonville Sales Tax Revenue Refunding Bonds, 5.00%, 10/1/19	3,105	3,156

JEA Electric System Variable Revenue Bonds, Series 3-B-2, 1.60%, 4/9/19 (4)(6)(10)	1,000	1,000

JEA Variable Rate Electric System Variable Revenue Bonds, Series Three-A, 1.60%, 4/9/19 (4)(6)(10)	3,500	3,500

Louisville & Jefferson County Metropolitan Government Environmental Facilities Revenue Refunding Bonds, Louisville Gas and Electric Company Project, 1.25%, 6/3/19 (4)(6)(7)	13,530	13,515

Massachusetts State G.O. Limited RANS, Series A, 4.00%, 4/25/19	23,000	23,038

Massachusetts State G.O. Limited RANS, Series C, 4.00%, 6/20/19	25,000	25,134

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.2% – continued

Metropolitan Government Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/19	$15,775	$15,910

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Collateralized MFH Variable Revenue Bonds, Hermitage Flats Apartments Project, 1.30%, 7/1/19 (4)(6)(7)	4,000	3,995

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Haynes Garden Apartments Project (GNMA Insured), 1.75%, 12/1/19 (4)(6)(7)	4,500	4,496

Metropolitan Transportation Authority Transportation Revenue Refunding Bonds, Series C-2B, 5.00%, 2/15/20 (4)(6)(7)	30,310	31,118

Michigan Finance Authority State Aid Revenue Notes, Series A-1 (State Aid Withholding), 4.00%, 8/20/19	2,000	2,018

Michigan State Finance Authority Revenue Refunding Bonds, Series E-1, Ascension Health, 1.10%, 8/15/19 (4)(6)(7)	1,900	1,896

Mission Economic Development Corp. Solid Waste Disposal Variable Revenue Bonds, Series A, Republic Services, Inc., 1.75%, 7/1/19 (4)(6)(7)	1,500	1,500

Mission Economic Development Corp. Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), Republic Services, 2.35%, (4)(6)(7)	13,000	13,001

Mobile IDB PCR Bonds, Alabama Power Company Barry Plant Project, 1.85%, 3/24/20 (4)(6)(7)	15,000	14,905

Murray City Hospital Variable Revenue Bonds, Series A, IHC Health Services, Inc., 1.54%, 4/9/19 (4)(6)(10)	38,275	38,275

New York City Housing Development Corp. MFH Variable Revenue Refunding Bonds, Sustainable Neighborhood, 1.70%, 5/1/19 (4)(6)(7)	4,650	4,650

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.2% – continued

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Bonds, Second General Resolution, 1.50%, 4/2/19 (4)(6)(10)	$9,000	$9,000

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds, 1.45%, 4/2/19 (4)(6)(10)	20,000	20,000

Ohio State Hospital Variable Revenue Refunding Bonds, University Hospitals Health System (PNC N.A. Bank LOC), 1.49%, 4/9/19 (4)(6)(10)	15,000	15,000

Ohio State Solid Waste Refunding Revenue Bonds, Republic Services, Inc. Project, 1.95%, 6/3/19 (4)(6)(7)	5,000	5,001

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Variable Revenue Bonds (AMT), Waste Management, Inc., Project, 2.35%, 5/1/19 (4)(6)(7)	27,500	27,502

Public Finance Authority Solid Waste Disposal Variable Revenue Refunding Bonds (AMT), 2.35%, 5/1/19 (4)(6)(7)	4,500	4,500

Riverside Water Variable Revenue Refunding Bonds, Series A (Floating, SIFMA Municipal Swap Index Yield + 0.63%), 2.13%, 1/15/20 (4)(6)	5,600	5,604

Shelby County Health Educational & Housing Facilities Board Variable Revenue Bonds, Methodist Le Bonheur (AGM Insured), 1.44%, 4/2/19 (4)(6)(10)	40,000	40,000

Spring Branch Independent Schoolhouse District G.O. Unlimited Bonds (PSF, Gtd.), 3.00%, 6/18/19 (4)(6)(7)	4,000	4,012

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2019-ZF2799, 1.53%, 4/9/19 (1)(4)(6)(10)	13,485	13,485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.2% – continued

Texas State Department of Housing & Community Affairs MFH Revenue Bonds, Emli at Liberty Crossing, 1.80%, 12/1/19 (4)(6)(7)	$4,000	$3,998

Texas State Veterans Housing Assistance Variable G.O. Unlimited Bonds, 1.55%, 4/9/19 (4)(6)(10)	7,300	7,300

U.S. Treasury Bill, 2.24%, 4/16/19 (13)	40,000	39,961

U.S. Treasury Bill, 2.40%, 6/27/19 (13)	40,000	39,773

U.S. Treasury Bill, 2.41%, 9/26/19 (13)	40,000	39,531

Valdez Marine Terminal Revenue Refunding Bonds, Series C, Phillips Project, 1.60%, 4/9/19 (4)(6)(10)	5,800	5,800

Washington State Various Purpose G.O. Unlimited Bonds, Series C, 5.00%, 2/1/20	10,935	11,250

Washington Suburban Sanitary District G.O. Unlimited Refunding Bonds, Consolidated Public Improvement Bonds, 5.00%, 6/1/19	3,500	3,520

Wichita G.O. Unlimited Temporary Notes, Series 296, 10/15/19 (8)	19,000	19,136
Total Short-Term Investments
(Cost $731,185)		730,890

Total Investments – 102.8%
(Cost $4,119,083)		4,120,955

Liabilities less Other Assets – (2.8%)		(112,748)
NET ASSETS – 100.0%		$4,008,207

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of this restricted illiquid security amounted to approximately $9,958,000 or 0.2% of net assets. Additional information on this restricted illiquid security is as follows:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Societe Generale S.A., 2.71%, 5/30/19	5/31/18	$9,956

(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Maturity date represents the puttable date.
(7)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(9)	Maturity date represents the prerefunded date.
(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(11)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(12)	7-day current yield as of March 31, 2019 is disclosed. (13) Discount rate at the time of purchase.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

AGM – Assured Guaranty Municipal Corporation

AMT – Alternative Minimum Tax

BANS – Bond Anticipation Notes

BHAC – Berkshire Hathaway Assurance Corporation

CR – Custody Receipt

Fannie Mae – Federal National Mortgage Association

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

GNMA – Government National Mortgage Association

Gtd. – Guaranteed

HFA – Housing Finance Authority

HUD – Housing and Urban Development

ICE – Intercontinental Exchange

IDA – Industrial Development Authority

IDB – Industrial Development Board

LANS – Loan Anticipation Notes

LCRA – Lower Colorado River Authority

LIBOR – London Interbank Offered Rate

LOC – Letter of Credit

MFH – Multi-Family Housing

PCR – Pollution Control Revenue

PFA – Public Finance Authority

PSF – Permanent School Fund

RANS – Revenue Anticipation Notes

SCSDE – South Carolina State Department of Education

SFM – Single Family Mortgage

SIFMA – Securities Industry and Financial Markets Association

SonyMA – State of New York Mortgage Agency

TANS – Tax Anticipation Notes

TRANS – Tax Revenue Anticipation Notes

TRB – Tax Revenue Bonds

USD – United States Dollar

YKHC – Yukon Kuskokwim Health Corporation

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	4.6%
U.S. Agency	0.7
AAA	15.6
AA	29.6
A	22.2
A1+ (Short Term)	4.6
A1 (Short Term)	6.7
A2 (Short Term)	1.7
BBB	6.5
Not Rated	4.5
Cash Equivalents	3.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Commercial Paper (1)	$–	$9,958	$–	$9,958
Corporate Bonds (1)	–	388,185	–	388,185
Foreign Issuer Bonds (1)	–	202,842	–	202,842
U.S. Government Agencies (1)	–	28,918	–	28,918
U.S. Government Obligations (1)	–	70,004	–	70,004
Municipal Bonds (1)	–	2,556,152	–	2,556,152

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$134,006	$–	$–	$134,006
Short-Term Investments	–	730,890	–	730,890
Total Investments	$134,006	$3,986,949	$–	$4,120,955

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7%

Auto Floor Plan – 1.3%

Ally Master Owner Trust, Series 2018-1, Class A1 (Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor), 2.76%, 1/17/23 (1)	$9,400	$9,390

Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1 1.55%, 7/15/21	3,000	2,990

Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2 (Floating, ICE LIBOR USD 1M + 0.46%), 2.94%, 11/15/21 (1)	5,000	5,007

GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1 1.96%, 5/17/21 (2)	2,500	2,498

GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2 (Floating, ICE LIBOR USD 1M + 0.57%), 3.05%, 1/18/22 (1)(2)	2,500	2,504

GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1 2.13%, 7/15/22 (2)	5,000	4,956

GMF Floorplan Owner Revolving Trust, Series 2018-1, Class A (Floating, ICE LIBOR USD 1M + 0.30%), 2.78%, 3/15/22 (1)(2)	1,500	1,501

NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2 2.56%, 10/17/22 (2)	1,000	996

NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (Floating, ICE LIBOR USD 1M + 0.64%), 3.12%, 2/15/23 (1)(2)	2,250	2,254
		32,096

Automobile – 3.3%

AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A2A 1.69%, 12/18/20	362	361

CarMax Auto Owner Trust, Series 2019-1, Class A2A 3.02%, 7/15/22	3,000	3,008

Chesapeake Funding II LLC, Series 2016-2A, Class A1 1.88%, 6/15/28 (2)	1,830	1,824

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Automobile – 3.3% – continued

Chesapeake Funding II LLC, Series 2017-2A, Class A2 (Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.93%, 5/15/29 (1)(2)	$1,761	$1,760

Chesapeake Funding II LLC, Series 2017-3A, Class A1 1.91%, 8/15/29 (2)	2,500	2,477

Chesapeake Funding II LLC, Series 2017-4A, Class A1 2.12%, 11/15/29 (2)	2,909	2,881

Chesapeake Funding II LLC, Series 2018-1A, Class A2 (Floating, ICE LIBOR USD 1M + 0.45%), 2.93%, 4/15/30 (1)(2)	4,415	4,421

Chesapeake Funding II LLC, Series 2019-1A, Class A1 2.94%, 4/15/31 (2)(3)	6,000	6,018

Drive Auto Receivables Trust, Series 2018-3, Class A2 2.75%, 10/15/20	40	41

Drive Auto Receivables Trust, Series 2019-1, Class A2A 3.08%, 9/15/21	2,000	2,002

Drive Auto Receivables Trust, Series 2019-2, Class A2A 2.93%, 3/15/22	2,500	2,501

Enterprise Fleet Financing LLC, Series 2016-2, Class A2 1.74%, 2/22/22 (2)	680	679

Enterprise Fleet Financing LLC, Series 2017-3, Class A2 2.13%, 5/22/23 (2)	1,472	1,464

Enterprise Fleet Financing LLC, Series 2018-2, Class A2 3.14%, 2/20/24 (2)	2,500	2,511

Ford Credit Auto Lease Trust, Series 2019-A, Class A2A 2.84%, 9/15/21	6,600	6,605

GM Financial Automobile Leasing Trust, Series 2018-1, Class A2B (Floating, ICE LIBOR USD 1M + 0.20%), 2.69%, 4/20/20 (1)	1,849	1,849

GM Financial Automobile Leasing Trust, Series 2019-1, Class A2A 2.91%, 4/20/21	6,000	6,007

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Automobile – 3.3% – continued

GM Financial Consumer Automobile Receivables Trust, Series 2017-2A, Class A2A 1.61%, 5/18/20 (2)	$124	$124

GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A2A 2.08%, 1/19/21	1,970	1,966

Honda Auto Receivables Owner Trust, Series 2019-1, Class A2 2.75%, 9/20/21	5,600	5,605

Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A2 3.01%, 2/16/21	2,500	2,506

Nissan Auto Receivables Owner Trust, Series 2017-C, Class A2A 1.89%, 10/15/20	3,411	3,403

Nissan Auto Receivables Owner Trust, Series 2019-A, Class A2A 2.82%, 1/18/22	4,500	4,506

Santander Retail Auto Lease Trust, Series 2017-A, Class A2A 2.02%, 3/20/20 (2)	1,417	1,415

Santander Retail Auto Lease Trust, Series 2018-A, Class A2B (Floating, ICE LIBOR USD 1M + 0.27%), 2.76%, 10/20/20 (1)(2)	6,266	6,265

Securitized Term Auto Receivables Trust, Series 2017-2A, Class A2A 1.78%, 1/27/20 (2)	126	126

Securitized Term Auto Receivables Trust, Series 2019-1A, Class A2 2.86%, 5/25/21 (2)(3)	5,300	5,302

Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2A 2.81%, 7/20/21	546	546

Wheels SPV, Series 2018-1A, Class A2 3.06%, 4/20/27 (2)	1,000	1,001
		79,174

Credit Card – 7.2%

American Express Credit Account Master Trust, Series 2017-5, Class A (Floating, ICE LIBOR USD 1M + 0.38%), 2.86%, 2/18/25 (1)	2,000	2,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Credit Card – 7.2% – continued

American Express Credit Account Master Trust, Series 2018-3, Class A (Floating, ICE LIBOR USD 1M + 0.32%), 2.80%, 10/15/25 (1)	$10,000	$9,973

BA Credit Card Trust, Series 2017-A1, Class A1 1.95%, 8/15/22	7,000	6,957

BA Credit Card Trust, Series 2017-A2, Class A2 1.84%, 1/17/23	1,000	990

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	3,000	3,010

BA Credit Card Trust, Series 2018-A2, Class A2 3.00%, 9/15/23	1,000	1,009

Barclays Dryrock Issuance Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.78%, 5/15/23 (1)	4,000	4,005

Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7 (Floating, ICE LIBOR USD 1M + 0.51%), 2.99%, 9/16/24 (1)	3,250	3,271

Capital One Multi-Asset Execution Trust, Series 2017-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.41%), 2.89%, 1/15/25 (1)	5,000	5,016

Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4 1.99%, 7/17/23	5,000	4,958

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/16/24	2,000	2,017

CARDS II Trust, Series 2017-1A, Class A (Floating, ICE LIBOR USD 1M + 0.37%), 2.85%, 4/18/22 (1)(2)	3,000	3,000

Chase Issuance Trust, Series 2017-A2, Class A (Floating, ICE LIBOR USD 1M + 0.40%), 2.88%, 3/15/24 (1)	2,000	2,007

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	3,250	3,232

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Credit Card – 7.2% – continued

Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3 (Floating, ICE LIBOR USD 1M + 0.49%), 2.97%, 12/7/23 (1)	$15,000	$15,102

Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8 1.86%, 8/8/22	5,000	4,953

Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.33%), 2.82%, 1/20/25 (1)	5,000	4,993

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	4,000	3,977

Discover Card Execution Note Trust, Series 2017-A1, Class A1 (Floating, ICE LIBOR USD 1M + 0.49%), 2.97%, 7/15/24 (1)	9,950	10,010

Discover Card Execution Note Trust, Series 2017-A6, Class A6 1.88%, 2/15/23	7,000	6,934

Discover Card Execution Note Trust, Series 2018-A2, Class A2 (Floating, ICE LIBOR USD 1M + 0.33%), 2.81%, 8/15/25 (1)	5,000	4,987

First National Master Note Trust, Series 2017-1, Class A (Floating, ICE LIBOR USD 1M + 0.40%), 2.88%, 4/18/22 (1)	2,500	2,500

First National Master Note Trust, Series 2017-2, Class A (Floating, ICE LIBOR USD 1M + 0.44%), 2.92%, 10/16/23 (1)	2,000	2,002

Golden Credit Card Trust, Series 2016-5A, Class A 1.60%, 9/15/21 (2)	4,000	3,978

Golden Credit Card Trust, Series 2017-4A, Class A (Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor), 3.00%, 7/15/24 (1)(2)	5,000	5,009

Golden Credit Card Trust, Series 2018-1A, Class A 2.62%, 1/15/23 (2)	5,000	4,992

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Credit Card – 7.2% – continued

Golden Credit Card Trust, Series 2018-3A, Class A (Floating, ICE LIBOR USD 1M + 0.32%, 0.32% Floor), 2.80%, 5/15/23 (1)(2)	$5,000	$4,998

Master Credit Card Trust II, Series 2017-1A, Class A 2.26%, 7/21/21 (2)	3,600	3,584

Master Credit Card Trust II, Series 2018-1A, Class A (Floating, ICE LIBOR USD 1M + 0.49%), 2.98%, 7/21/24 (1)	5,000	4,984

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/17/25	11,500	11,497

Trillium Credit Card Trust II, Series 2018-1A, Class A (Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor), 2.75%, 2/27/23 (1)(2)(3)	4,500	4,499

World Financial Network Credit Card Master Trust, Series 2016-C, Class A 1.72%, 8/15/23	8,000	7,954

World Financial Network Credit Card Master Trust, Series 2017-B, Class A 1.98%, 6/15/23	4,500	4,486

World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.31%, 8/15/24	3,000	2,978

World Financial Network Credit Card Master Trust, Series 2018-A, Class A 3.07%, 12/16/24	7,000	7,037

World Financial Network Credit Card Master Trust, Series 2019-A, Class A 3.14%, 12/15/25	1,700	1,715
		174,620

Other – 1.1%

CCG Receivables Trust, Series 2018-2, Class A2 3.09%, 12/15/25	4,000	4,012

John Deere Owner Trust, Series 2018-A, Class A2 2.42%, 10/15/20	1,872	1,871

Kubota Credit Owner Trust, Series 2017-1A, Class A2 1.66%, 5/15/20 (2)	570	569

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Other – 1.1% – continued

Verizon Owner Trust, Series 2016-1A, Class A 1.42%, 1/20/21 (2)	$666	$664

Verizon Owner Trust, Series 2016-2A, Class A 1.68%, 5/20/21 (2)	2,759	2,749

Verizon Owner Trust, Series 2017-1A, Class A 2.06%, 9/20/21 (2)	9,000	8,972

Verizon Owner Trust, Series 2017-2A, Class A 1.92%, 12/20/21 (2)	3,500	3,480

Verizon Owner Trust, Series 2019-A, Class A1A 2.93%, 9/20/23	4,250	4,281
		26,598

Whole Loan – 0.8%

Gosforth Funding PLC, Series 2017-1A, Class A1A (Floating, ICE LIBOR USD 3M + 0.47%), 3.10%, 12/19/59 (1)(2)(3)	1,383	1,382

Holmes Master Issuer PLC, Series 2018-1A, Class A2 (Floating, ICE LIBOR USD 3M + 0.36%), 3.15%, 10/15/54 (1)(2)(3)	3,600	3,595

Lanark Master Issuer PLC, Series 2018-1A, Class 1A (Floating, ICE LIBOR USD 3M + 0.42%), 3.08%, 12/22/69 (1)	2,280	2,274

Permanent Master Issuer PLC, Series 2018-1A, Class 1A1 (Floating, ICE LIBOR USD 3M + 0.38%), 3.17%, 7/15/58 (1)(2)(3)	6,000	5,988

Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1 (Floating, ICE LIBOR USD 3M + 0.75%), 3.51%, 1/21/70 (1)(2)(3)	3,650	3,650

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 13.7% – continued

Whole Loan – 0.8% – continued

Silverstone Master Issuer PLC, Series 2018-1A, Class 1A (Floating, ICE LIBOR USD 3M + 0.39%), 3.17%, 1/21/70 (1)(2)(3)	$3,280	$3,266
		20,155
Total Asset-Backed Securities
(Cost $332,877)		332,643

COMMERCIAL PAPER – 3.4%

Automobiles Manufacturing – 0.8%

Ford Motor Credit Co. LLC, 3.19%, 4/17/19	3,500	3,494

Nissan Motor Acceptance Corp., 2.94%, 7/8/19	17,000	16,879
		20,373

Chemicals – 0.5%

EI du Pont de Nemours & Co., 2.49%, 4/1/19 (2)	1,500	1,500
2.54%, 4/4/19	10,000	9,996
		11,496

Consumer Services – 0.9%

Ecolab, Inc., 2.44%, 4/3/19	21,220	21,212

Financial Services – 0.5%

White Plains Capital Co. LLC, 3.03%, 5/17/19	12,500	12,452

Pharmaceuticals – 0.3%

AstraZeneca PLC, 3.09%, 7/24/19 (2)	8,200	8,127

Wireless Telecommunications Services – 0.4%

AT&T, Inc., 3.03%, 6/4/19 (2)	4,000	3,979
3.04%, 6/5/19 (2)	4,500	4,475
		8,454
Total Commercial Paper
(Cost $82,102)		82,114

CORPORATE BONDS – 47.7%

Aerospace & Defense – 1.0%

Boeing (The) Co., 4.88%, 2/15/20	1,164	1,185

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Aerospace & Defense – 1.0% – continued

General Dynamics Corp., 2.88%, 5/11/20	$7,242	$7,266

Raytheon Co., 3.13%, 10/15/20	7,192	7,246

United Technologies Corp., 1.50%, 11/1/19	7,260	7,210
3.35%, 8/16/21	2,400	2,432
		25,339

Airlines – 0.2%

Southwest Airlines Co., 2.75%, 11/6/19	700	700
2.65%, 11/5/20	3,589	3,583
		4,283

Automobiles Manufacturing – 5.0%

American Honda Finance Corp., 1.20%, 7/12/19	1,950	1,942
1.95%, 7/20/20	14,050	13,908
2.45%, 9/24/20	2,500	2,491
3.15%, 1/8/21	4,000	4,033
(Floating, ICE LIBOR USD 3M + 0.35%), 3.08%, 11/5/21 (1)	12,550	12,526

BMW US Capital LLC, 2.15%, 4/6/20 (2)	4,110	4,087

Daimler Finance North America LLC, (Floating, ICE LIBOR USD 3M + 0.63%), 3.43%, 1/6/20 (1)(2)	7,000	7,008
2.20%, 5/5/20 (2)	1,599	1,586

Ford Motor Credit Co. LLC, 1.90%, 8/12/19	460	458

General Motors Financial Co., Inc., 3.15%, 1/15/20	1,000	1,001
(Floating, ICE LIBOR USD 3M + 0.54%), 3.27%, 11/6/20 (1)	1,714	1,697
4.20%, 11/6/21	10,000	10,174
(Floating, ICE LIBOR USD 3M + 1.55%), 4.35%, 1/14/22 (1)	5,000	5,014

Harley-Davidson Financial Services, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 3.14%, 5/21/20 (1)(2)	2,000	2,000

Hyundai Capital America, (Floating, ICE LIBOR USD 3M + 0.82%), 3.42%, 3/12/21 (1)(2)	3,600	3,588

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Automobiles Manufacturing – 5.0% – continued

Nissan Motor Acceptance Corp., (Floating, ICE LIBOR USD 3M + 0.58%), 3.38%, 1/13/20 (1)(2)	$3,000	$2,999
3.65%, 9/21/21 (2)	1,348	1,355
(Floating, ICE LIBOR USD 3M + 0.89%), 3.69%, 1/13/22 (1)(2)	5,000	4,960

Toyota Motor Credit Corp., 1.55%, 10/18/19	9,000	8,947
3.05%, 1/8/21	9,300	9,384
(Floating, ICE LIBOR USD 3M + 0.69%), 3.49%, 1/11/22 (1)	1,500	1,514

Volkswagen Group of America Finance LLC, 2.13%, 5/23/19 (2)	2,791	2,788
2.40%, 5/22/20 (2)	13,464	13,369
3.88%, 11/13/20 (2)	3,600	3,646
		120,475

Banks – 5.6%

BB&T Corp., 2.05%, 5/10/21	5,678	5,601

Branch Banking & Trust Co., 2.10%, 1/15/20	1,000	995
2.25%, 6/1/20	6,750	6,715

Capital One N.A., 2.35%, 1/31/20	5,000	4,975

Citibank N.A., 3.05%, 5/1/20	9,900	9,933
(Floating, ICE LIBOR USD 3M + 0.57%), 3.34%, 7/23/21 (1)	6,000	6,020
(Variable, ICE LIBOR USD 3M + 0.53%), 3.17%, 2/19/22 (4)	9,500	9,538

Citizens Bank N.A., 2.45%, 12/4/19	4,985	4,973
3.25%, 2/14/22	6,150	6,207

Discover Bank, 3.10%, 6/4/20	19,855	19,900

JPMorgan Chase Bank N.A., (Variable, ICE LIBOR USD 3M + 0.28%), 2.60%, 2/1/21 (4)	1,500	1,496
(Floating, ICE LIBOR USD 3M + 0.37%), 3.05%, 2/19/21 (1)	11,500	11,512

KeyCorp, 2.90%, 9/15/20	1,325	1,328

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Banks – 5.6% – continued

PNC Bank N.A., 2.60%, 7/21/20	$6,250	$6,245
2.50%, 1/22/21	5,000	4,995

PNC Financial Services Group (The), Inc., 5.13%, 2/8/20	2,000	2,040
4.38%, 8/11/20	2,000	2,047

SunTrust Banks, Inc., 2.50%, 5/1/19	1,810	1,809

US Bank N.A., 3.00%, 2/4/21	5,000	5,032

Wells Fargo & Co., 2.15%, 1/30/20	700	697
4.60%, 4/1/21	2,000	2,066
(Floating, ICE LIBOR USD 3M + 0.93%), 3.63%, 2/11/22 (1)	10,000	10,073
(Floating, ICE LIBOR USD 3M + 1.11%), 3.89%, 1/24/23 (1)	2,000	2,020

Wells Fargo Bank N.A., 1.75%, 5/24/19	1,000	999
2.40%, 1/15/20	1,000	998
(Floating, ICE LIBOR USD 3M + 0.50%), 3.27%, 7/23/21 (1)	8,300	8,312
		136,526

Biotechnology – 2.0%

Amgen, Inc., 2.20%, 5/11/20	15,150	15,083
4.10%, 6/15/21	8,325	8,567

Biogen, Inc., 2.90%, 9/15/20	8,904	8,901

Celgene Corp., 2.88%, 2/19/21	6,320	6,312

Gilead Sciences, Inc., 2.35%, 2/1/20	2,026	2,019
2.55%, 9/1/20	3,470	3,465

Roche Holdings, Inc., 2.25%, 9/30/19 (2)	4,100	4,091
		48,438

Cable & Satellite – 0.2%

Comcast Corp., 5.15%, 3/1/20	1,475	1,508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Cable & Satellite – 0.2% – continued
3.30%, 10/1/20	$1,300	$1,312
(Floating, ICE LIBOR USD 3M + 0.63%), 3.42%, 4/15/24 (1)	1,300	1,301
		4,121

Chemicals – 0.5%

3M Co., 2.00%, 8/7/20	1,455	1,448

Dow Chemical (The) Co., 4.25%, 11/15/20	806	821

DowDuPont, Inc., 3.77%, 11/15/20	6,600	6,721

International Flavors & Fragrances, Inc., 3.40%, 9/25/20	2,200	2,213
		11,203

Commercial Finance – 0.4%

Air Lease Corp., 2.13%, 1/15/20	7,705	7,663

GATX Corp., 2.60%, 3/30/20	1,357	1,353
		9,016

Communications Equipment – 0.8%

Apple, Inc., 1.80%, 11/13/19	3,000	2,990
1.80%, 5/11/20	750	744

Cisco Systems, Inc., 4.45%, 1/15/20	1,880	1,905
2.45%, 6/15/20	7,000	6,989
1.85%, 9/20/21	6,000	5,887
		18,515

Construction Materials Manufacturing – 0.2%

Martin Marietta Materials, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 3.13%, 12/20/19 (1)	4,551	4,546

Consumer Finance – 0.9%

American Express Co., 2.20%, 10/30/20	11,556	11,467
(Floating, ICE LIBOR USD 3M + 0.53%), 3.21%, 5/17/21 (1)	5,400	5,414

American Express Credit Corp., 1.70%, 10/30/19	4,000	3,979
(Floating, ICE LIBOR USD 3M + 0.73%), 3.38%, 5/26/20 (1)	550	553

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Consumer Finance – 0.9% – continued

Capital One Financial Corp., 2.50%, 5/12/20	$500	$499
		21,912

Consumer Products – 0.2%

Church & Dwight Co., Inc., 2.45%, 12/15/19	2,000	1,992

Procter & Gamble (The) Co., 1.90%, 11/1/19	2,700	2,689
		4,681

Diversified Banks – 2.3%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 1.42%), 4.18%, 4/19/21 (1)	7,000	7,143
(Floating, ICE LIBOR USD 3M + 0.65%), 3.24%, 10/1/21 (1)	3,330	3,339
(Floating, ICE LIBOR USD 3M + 0.38%), 3.15%, 1/23/22 (1)	9,950	9,916

Citigroup, Inc., 2.65%, 10/26/20	4,500	4,489
(Floating, ICE LIBOR USD 3M + 1.07%), 3.66%, 12/8/21 (1)	5,000	5,056

JPMorgan Chase & Co., 2.25%, 1/23/20	4,620	4,603
2.75%, 6/23/20	6,000	6,003
2.55%, 10/29/20	8,400	8,378
2.55%, 3/1/21	1,500	1,495
(Floating, ICE LIBOR USD 3M + 0.55%), 3.15%, 3/9/21 (1)	1,600	1,602
4.63%, 5/10/21	600	622
2.30%, 8/15/21	2,000	1,977
		54,623

Electrical Equipment Manufacturing – 2.3%

ABB Finance USA, Inc., 2.80%, 4/3/20	6,249	6,250

Amphenol Corp., 2.20%, 4/1/20	5,360	5,326

Fortive Corp., 1.80%, 6/15/19	624	621

General Electric Co., 5.50%, 1/8/20	1,996	2,039
2.20%, 1/9/20	3,322	3,301
(Floating, ICE LIBOR USD 3M + 0.62%), 3.42%, 1/9/20 (1)	10,000	9,984

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Electrical Equipment Manufacturing – 2.3% – continued
5.55%, 5/4/20	$3,725	$3,823

General Electric Co./LJ VP Holdings LLC, 3.80%, 6/18/19 (2)	2,475	2,475

Honeywell International, Inc., 1.40%, 10/30/19	13,063	12,963
1.80%, 10/30/19	6,200	6,169

Roper Technologies, Inc., 3.00%, 12/15/20	2,320	2,325
		55,276

Entertainment Content – 0.4%

Fox Corp., 3.67%, 1/25/22 (2)	600	612

TWDC Enterprises 18 Corp., 1.80%, 6/5/20	8,150	8,074
		8,686

Exploration & Production – 1.2%

ConocoPhillips Co., (Floating, ICE LIBOR USD 3M + 0.90%), 3.58%, 5/15/22 (1)	15,454	15,624

Occidental Petroleum Corp., 4.10%, 2/1/21	11,553	11,820

Pioneer Natural Resources Co., 3.45%, 1/15/21	2,215	2,235
		29,679

Financial Services – 3.0%

Ameriprise Financial, Inc., 5.30%, 3/15/20	4,500	4,606
3.00%, 3/22/22	4,400	4,425

Goldman Sachs Group (The), Inc., 2.60%, 4/23/20	5,000	4,986
(Floating, ICE LIBOR USD 3M + 1.20%), 3.81%, 9/15/20 (1)	4,000	4,041
(Floating, ICE LIBOR USD 3M + 0.75%), 3.40%, 2/23/23 (1)	7,160	7,097
(Floating, ICE LIBOR USD 3M + 1.00%), 3.78%, 7/24/23 (1)	2,000	1,999
(Floating, ICE LIBOR USD 3M + 1.60%), 4.23%, 11/29/23 (1)(5)	1,300	1,332

Intercontinental Exchange, Inc., 2.75%, 12/1/20	17,888	17,911

Morgan Stanley, 5.63%, 9/23/19	5,611	5,684

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Financial Services – 3.0% – continued
(Floating, ICE LIBOR USD 3M + 0.55%), 3.25%, 2/10/21 (1)	$10,000	$10,010
(Floating, ICE LIBOR USD 3M + 1.18%), 3.94%, 1/20/22 (1)	10,000	10,098
		72,189

Food & Beverage – 1.6%

Constellation Brands, Inc., 2.25%, 11/6/20	5,000	4,950

JM Smucker (The) Co., 2.50%, 3/15/20	2,507	2,500

PepsiCo, Inc., 1.85%, 4/30/20	11,299	11,229

Tyson Foods, Inc., (Floating, ICE LIBOR USD 3M + 0.45%), 3.08%, 5/30/19 (1)	3,450	3,450
2.65%, 8/15/19	700	699
(Floating, ICE LIBOR USD 3M + 0.55%), 3.17%, 6/2/20 (1)	14,725	14,713
(Floating, ICE LIBOR USD 3M + 0.45%), 3.09%, 8/21/20 (1)	2,100	2,097
		39,638

Hardware – 0.5%

Dell International LLC/EMC Corp., 4.42%, 6/15/21 (2)	2,070	2,124

Hewlett Packard Enterprise Co., 3.60%, 10/15/20	9,100	9,179
		11,303

Health Care Facilities & Services – 1.7%

Cigna Corp., 3.40%, 9/17/21 (2)	1,200	1,212
(Floating, ICE LIBOR USD 3M + 0.89%), 3.68%, 7/15/23 (1)(2)	6,300	6,269

CVS Health Corp., 3.13%, 3/9/20	15,500	15,543
(Floating, ICE LIBOR USD 3M + 0.72%), 3.32%, 3/9/21 (1)	8,300	8,319
2.13%, 6/1/21	4,159	4,088

McKesson Corp., 3.65%, 11/30/20	5,200	5,263
		40,694

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Homebuilders – 0.2%

D.R. Horton, Inc., 4.00%, 2/15/20	$4,319	$4,355
2.55%, 12/1/20	1,560	1,549
		5,904

Integrated Oils – 0.7%

Chevron Corp., 2.43%, 6/24/20	7,340	7,328
2.42%, 11/17/20	1,000	998
(Floating, ICE LIBOR USD 3M + 0.48%), 3.10%, 3/3/22 (1)	4,975	5,000

Exxon Mobil Corp., 1.91%, 3/6/20	4,700	4,672
		17,998

Life Insurance – 0.4%

Metropolitan Life Global Funding I, 2.05%, 6/12/20 (2)	770	764

New York Life Global Funding, (Floating, ICE LIBOR USD 3M + 0.28%), 3.02%, 1/28/21 (1)(2)	1,000	1,001

Prudential Financial, Inc., 5.38%, 6/21/20	1,500	1,548
4.50%, 11/15/20	6,217	6,391
		9,704

Machinery Manufacturing – 1.5%

Caterpillar Financial Services Corp., 2.10%, 1/10/20	12,000	11,948
1.85%, 9/4/20	2,000	1,977
(Floating, ICE LIBOR USD 3M + 0.59%), 3.20%, 6/6/22 (1)	6,860	6,881
(Floating, ICE LIBOR USD 3M + 0.51%), 3.19%, 5/15/23 (1)	1,300	1,291

CNH Industrial Capital LLC, 4.88%, 4/1/21	654	672

John Deere Capital Corp., 2.20%, 3/13/20	2,580	2,570
1.95%, 6/22/20	7,585	7,526
3.20%, 1/10/22	4,000	4,067
		36,932

Mass Merchants – 0.9%

Costco Wholesale Corp., 1.70%, 12/15/19	6,918	6,874

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Mass Merchants – 0.9% – continued

Dollar Tree, Inc., (Floating, ICE LIBOR USD 3M + 0.70%), 3.47%, 4/17/20 (1)	$8,300	$8,302

Walmart, Inc., 3.25%, 10/25/20	7,099	7,194
		22,370

Oil & Gas Services & Equipment – 0.1%

Schlumberger Holdings Corp., 3.00%, 12/21/20 (2)	3,220	3,234

Pharmaceuticals – 1.6%

AbbVie, Inc., 2.50%, 5/14/20	17,000	16,950

Merck & Co., Inc., 1.85%, 2/10/20	15,000	14,903

Novartis Capital Corp., 1.80%, 2/14/20	7,215	7,164
		39,017

Pipeline – 0.6%

Enterprise Products Operating LLC, 5.25%, 1/31/20	500	510
2.80%, 2/15/21	13,000	13,007
		13,517

Property & Casualty Insurance – 0.3%

Allstate (The) Corp., (Floating, ICE LIBOR USD 3M + 0.43%), 3.03%, 3/29/21 (1)	3,000	2,997

Berkshire Hathaway Finance Corp., 1.30%, 8/15/19	1,000	995

Berkshire Hathaway, Inc., 2.10%, 8/14/19	600	599

Marsh & McLennan Cos., Inc., 3.50%, 12/29/20	2,300	2,330
		6,921

Publishing & Broadcasting – 0.2%

NBCUniversal Enterprise, Inc., (Floating, ICE LIBOR USD 3M + 0.40%), 2.99%, 4/1/21 (1)(2)	3,560	3,565

NBCUniversal Media LLC, 5.15%, 4/30/20	850	871
		4,436

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Railroad – 0.1%

Union Pacific Corp., 3.20%, 6/8/21	$2,295	$2,318

Real Estate – 0.8%

HCP, Inc., 2.63%, 2/1/20	7,425	7,407

Simon Property Group L.P., 2.50%, 9/1/20	10,000	9,985
4.38%, 3/1/21	2,597	2,669
		20,061

Refining & Marketing – 0.1%

Valero Energy Corp., 6.13%, 2/1/20	2,500	2,565

Restaurants – 0.1%

McDonald’s Corp., 3.50%, 7/15/20	2,000	2,022
2.75%, 12/9/20	1,310	1,312
		3,334

Retail – Consumer Discretionary – 1.5%

Amazon.com, Inc., 1.90%, 8/21/20 (2)	26,220	26,004

AutoZone, Inc., 1.63%, 4/21/19	1,000	999

eBay, Inc., 2.20%, 8/1/19	3,088	3,082
2.15%, 6/5/20	2,700	2,682

Home Depot (The), Inc., 2.00%, 6/15/19	2,099	2,097
1.80%, 6/5/20	2,100	2,084
		36,948

Software & Services – 0.2%

Microsoft Corp., 2.00%, 11/3/20	4,605	4,574

Supermarkets & Pharmacies – 0.0%

Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	1,000	999

Tobacco – 1.2%

BAT Capital Corp., 2.30%, 8/14/20	6,790	6,720
(Floating, ICE LIBOR USD 3M + 0.59%), 3.28%, 8/14/20 (1)	2,800	2,794
(Floating, ICE LIBOR USD 3M + 0.88%), 3.56%, 8/15/22 (1)	6,000	5,979

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Tobacco – 1.2% – continued

Philip Morris International, Inc., 1.88%, 11/1/19	$4,018	$3,999
2.00%, 2/21/20	3,278	3,256
(Floating, ICE LIBOR USD 3M + 0.42%), 3.06%, 2/21/20 (1)	7,500	7,516
		30,264

Transportation & Logistics – 1.7%

FedEx Corp., 2.30%, 2/1/20	7,910	7,876

PACCAR Financial Corp., 1.20%, 8/12/19	351	349
2.05%, 11/13/20	1,000	991
2.25%, 2/25/21	1,270	1,260
3.15%, 8/9/21	395	400

Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.05%, 1/9/20 (2)	11,072	11,073
3.65%, 7/29/21 (2)	2,400	2,432

United Parcel Service, Inc., (Floating, ICE LIBOR USD 3M + 0.38%), 3.07%, 5/16/22 (1)	12,730	12,756
(Floating, ICE LIBOR USD 3M + 0.45%), 3.04%, 4/1/23 (1)	3,850	3,858
		40,995

Travel & Lodging – 0.5%

Marriott International, Inc., 3.38%, 10/15/20	2,130	2,141
(Floating, ICE LIBOR USD 3M + 0.65%), 3.24%, 3/8/21 (1)	3,200	3,208
3.13%, 10/15/21	8,000	8,013
		13,362

Utilities – 2.3%

Ameren Corp., 2.70%, 11/15/20	4,330	4,311

Duke Energy Corp., 5.05%, 9/15/19	26,778	27,023

NextEra Energy Capital Holdings, Inc., 2.90%, 4/1/22	5,700	5,705

Public Service Enterprise Group, Inc., 1.60%, 11/15/19	10,000	9,928

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.7% – continued

Utilities – 2.3% – continued

Sempra Energy, (Floating, ICE LIBOR USD 3M + 0.25%), 3.04%, 7/15/19 (1)	$3,965	$3,959
1.63%, 10/7/19	5,000	4,964
		55,890

Waste & Environment Services & Equipment – 1.4%

Republic Services, Inc., 5.50%, 9/15/19	33,924	34,323

Wireless Telecommunications Services – 1.3%

AT&T, Inc., 2.45%, 6/30/20	14,610	14,555
(Floating, ICE LIBOR USD 3M + 0.95%), 3.74%, 7/15/21 (1)	5,500	5,565

Verizon Communications, Inc., (Floating, ICE LIBOR USD 3M + 0.55%), 3.21%, 5/22/20 (1)	10,284	10,327
		30,447
Total Corporate Bonds
(Cost $1,156,377)		1,157,256

FOREIGN ISSUER BONDS – 24.4%

Auto Parts Manufacturing – 0.1%

Toyota Industries Corp., 3.11%, 3/12/22 (2)	2,900	2,926

Banks – 11.9%

ABN AMRO Bank N.V., 2.65%, 1/19/21 (2)	1,705	1,700
3.40%, 8/27/21 (2)	4,200	4,251

ASB Bank Ltd., (Floating, ICE LIBOR USD 3M + 0.97%), 3.56%, 6/14/23 (1)(2)	7,000	7,036

Australia & New Zealand Banking Group Ltd., 2.30%, 6/1/21	1,000	989

Barclays Bank PLC, 2.65%, 1/11/21	9,000	8,929

Canadian Imperial Bank of Commerce, 2.10%, 10/5/20	4,385	4,348

Commonwealth Bank of Australia, 2.25%, 3/10/20 (2)	660	657
(Floating, ICE LIBOR USD 3M + 0.83%), 3.44%, 9/6/21 (1)(2)	5,604	5,654
(Floating, ICE LIBOR USD 3M + 0.70%), 3.30%, 3/10/22 (1)(2)	10,145	10,197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.4% – continued

Banks – 11.9% – continued

Cooperatieve Rabobank U.A., 1.38%, 8/9/19	$10,000	$9,954
2.25%, 1/14/20	4,025	4,011
2.50%, 1/19/21	4,000	3,981
3.13%, 4/26/21	7,120	7,152
3.88%, 2/8/22	5,000	5,142
(Floating, ICE LIBOR USD 3M + 0.48%), 3.26%, 1/10/23 (1)	10,000	9,922
(Floating, ICE LIBOR USD 3M + 0.86%), 3.47%, 9/26/23 (1)(2)	700	696

Credit Suisse A.G., 2.30%, 5/28/19	3,000	2,999
3.00%, 10/29/21	4,165	4,183

Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	2,050	2,071

DNB Bank ASA, (Floating, ICE LIBOR USD 3M + 1.07%), 3.69%, 6/2/21 (1)(2)	10,000	10,122

ING Bank N.V., 1.65%, 8/15/19 (2)	3,000	2,988

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 3.75%, 3/29/22 (1)	7,040	7,070

Lloyds Bank PLC, 3.30%, 5/7/21	6,000	6,047

Macquarie Bank Ltd., 2.60%, 6/24/19 (2)	1,370	1,369

National Australia Bank Ltd., 1.38%, 7/12/19	1,000	996
2.25%, 1/10/20	750	747
1.88%, 7/12/21	900	881
3.38%, 9/20/21	2,600	2,632
3.70%, 11/4/21	2,460	2,510
2.80%, 1/10/22	5,000	4,995
(Floating, ICE LIBOR USD 3M + 0.89%), 3.67%, 1/10/22 (1)(2)	10,000	10,103

National Bank of Canada, 2.15%, 6/12/20	4,816	4,784

Nordea Bank Abp, 1.63%, 9/30/19 (2)	9,000	8,945
4.88%, 1/27/20 (2)	1,700	1,729
2.13%, 5/29/20 (2)	7,000	6,950

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.4% – continued

Banks – 11.9% – continued
(Floating, ICE LIBOR USD 3M + 0.94%), 3.57%, 8/30/23 (1)(2)	$1,400	$1,377

Santander UK Group Holdings PLC, 3.13%, 1/8/21	1,250	1,249

Santander UK PLC, 2.35%, 9/10/19	5,400	5,387
2.13%, 11/3/20	2,240	2,215
3.40%, 6/1/21	11,000	11,084

Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	6,620	6,584
2.30%, 3/11/20	12,500	12,450
3.25%, 5/17/21 (2)	10,000	10,061
3.05%, 3/25/22 (2)	15,000	15,057

Societe Generale, (Floating, ICE LIBOR USD 1M + 0.20%), 2.68%, 11/5/19 (1)	5,000	5,001

Sumitomo Mitsui Banking Corp., 2.65%, 7/23/20	1,000	999

Svenska Handelsbanken AB, 1.50%, 9/6/19	310	308
1.95%, 9/8/20	11,700	11,570
2.40%, 10/1/20	1,250	1,245
(Floating, ICE LIBOR USD 3M + 0.47%), 3.12%, 5/24/21 (1)	1,000	1,003

Toronto-Dominion Bank (The), 1.85%, 9/11/20	2,800	2,770
2.50%, 12/14/20	5,674	5,662
2.13%, 4/7/21	5,000	4,949

Westpac Banking Corp., 1.60%, 8/19/19	7,000	6,973
2.65%, 1/25/21	500	500
(Floating, ICE LIBOR USD 3M + 0.85%), 3.65%, 1/11/22 (1)	14,000	14,130
		287,314

Central Bank – 0.2%

Bank of England Euro Note, 2.50%, 2/22/22 (2)	5,220	5,248

Diversified Banks – 4.5%

Bank of Montreal, 2.10%, 6/15/20	2,200	2,187
(Floating, ICE LIBOR USD 3M + 0.44%), 3.05%, 6/15/20 (1)	500	501
1.90%, 8/27/21	4,000	3,930

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.4% – continued

Diversified Banks – 4.5% – continued
(Floating, ICE LIBOR USD 3M + 0.79%), 3.43%, 8/27/21 (1)	$9,581	$9,676
2.90%, 3/26/22	7,500	7,507

Bank of Nova Scotia (The), 1.65%, 6/14/19	150	150
2.35%, 10/21/20	16,200	16,140
(Floating, ICE LIBOR USD 3M + 0.42%), 3.17%, 1/25/21 (1)	5,000	5,008

BNP Paribas S.A., 5.00%, 1/15/21	2,500	2,597

Credit Agricole S.A., (Floating, ICE LIBOR USD 3M + 1.18%), 3.77%, 7/1/21 (1)(2)	1,450	1,471

Macquarie Group Ltd., 6.00%, 1/14/20 (2)	2,196	2,246

Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	6,800	6,900
3.22%, 3/7/22	6,200	6,249
(Floating, ICE LIBOR USD 3M + 0.86%), 3.62%, 7/26/23 (1)	7,000	7,019

Mizuho Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.14%), 3.75%, 9/13/21 (1)	5,000	5,057

Royal Bank of Canada, 2.15%, 10/26/20	1,560	1,549
2.75%, 2/1/22	6,000	6,017
(Floating, ICE LIBOR USD 3M + 0.73%), 3.47%, 2/1/22 (1)	10,000	10,100

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 4.28%, 3/9/21 (1)	5,000	5,106
(Floating, ICE LIBOR USD 3M + 1.14%), 3.90%, 10/19/21 (1)	1,330	1,346
(Floating, ICE LIBOR USD 3M + 0.86%), 3.62%, 7/19/23 (1)	7,400	7,426
		108,182

Electrical Equipment Manufacturing – 1.0%

Siemens Financieringsmaatschappij N.V., 1.30%, 9/13/19 (2)	11,815	11,737
2.15%, 5/27/20 (2)	11,860	11,794
		23,531

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.4% – continued

Exploration & Production – 0.8%

Sinopec Group Overseas Development 2014 Ltd., (Floating, ICE LIBOR USD 3M + 0.92%), 3.70%, 4/10/19 (1)(2)	$20,000	$20,003

Financial Services – 0.8%

UBS A.G., 2.20%, 6/8/20 (2)	2,200	2,185
2.45%, 12/1/20 (2)	7,000	6,960

UBS Group Funding Switzerland A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 4.04%, 9/24/20 (1)(2)	10,000	10,142
		19,287

Food & Beverage – 0.9%

Mondelez International Holdings Netherlands B.V., 1.63%, 10/28/19 (2)	20,288	20,139

Pernod Ricard S.A., 5.75%, 4/7/21 (2)	2,000	2,106
		22,245

Government Development Banks – 0.3%

Kreditanstalt fuer Wiederaufbau, 1.88%, 6/30/20	2,250	2,235

Landwirtschaftliche Rentenbank, 1.38%, 10/23/19	5,500	5,467
		7,702

Integrated Oils – 1.8%

BP Capital Markets PLC, 2.52%, 1/15/20	4,470	4,460
2.32%, 2/13/20	10,179	10,156
(Floating, ICE LIBOR USD 3M + 0.87%), 3.48%, 9/16/21 (1)	5,433	5,508

Shell International Finance B.V., 1.38%, 9/12/19	14,269	14,185
2.13%, 5/11/20	9,140	9,093
		43,402

Pharmaceuticals – 1.0%

AstraZeneca PLC, 1.95%, 9/18/19	5,105	5,089
2.38%, 11/16/20	4,171	4,147

Mylan N.V., 2.50%, 6/7/19	1,098	1,097

Sanofi, 4.00%, 3/29/21	3,874	3,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 24.4% – continued

Pharmaceuticals – 1.0% – continued

Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	$7,930	$7,896

Takeda Pharmaceutical Co. Ltd., 3.80%, 11/26/20 (2)	2,900	2,942
		25,146

Tobacco – 0.4%

BAT International Finance PLC, 2.75%, 6/15/20 (2)	10,000	9,962

Wireline Telecommunications Services – 0.7%

Deutsche Telekom International Finance B.V., 1.50%, 9/19/19 (2)	5,000	4,968
(Floating, ICE LIBOR USD 3M + 0.58%), 3.35%, 1/17/20 (1)(2)	10,750	10,769

Orange S.A., 1.63%, 11/3/19	865	859
		16,596
Total Foreign Issuer Bonds
(Cost $590,094)		591,544

U.S. GOVERNMENT AGENCIES – 1.0% (6)

Fannie Mae – 0.4%
1.50%, 7/30/20	4,700	4,646
2.88%, 10/30/20	5,000	5,042
		9,688

Federal Farm Credit Bank – 0.3%

2.60%, 1/18/22	6,900	6,952

Federal Home Loan Bank – 0.3%
1.88%, 3/13/20	3,965	3,943
2.65%, 12/18/20	1,540	1,540
3.00%, 10/12/21	2,185	2,223
		7,706
Total U.S. Government Agencies
(Cost $24,280)		24,346

U.S. GOVERNMENT OBLIGATIONS – 9.1%

U.S. Treasury Notes – 9.1%
0.88%, 9/15/19	9,000	8,937
1.38%, 9/30/19	10,000	9,946
1.00%, 10/15/19	25,000	24,804
1.00%, 11/15/19	10,000	9,910

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 9.1% – continued

U.S. Treasury Notes – 9.1% – continued
1.63%, 12/31/19	$24,600	$24,448
3.63%, 2/15/20	50,000	50,500
1.38%, 3/31/20	10,000	9,898
2.50%, 5/31/20	10,000	10,012
2.75%, 9/30/20	5,000	5,028
2.75%, 11/30/20	20,000	20,133
2.50%, 1/31/21	4,000	4,014
2.25%, 2/15/21	25,000	24,973
2.88%, 11/15/21	3,000	3,047
2.63%, 12/15/21	15,000	15,150
		220,800
Total U.S. Government Obligations
(Cost $220,507)		220,800

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (7)(8)	11,307,974	$11,308
Total Investment Companies
(Cost $11,308)		11,308

Total Investments – 99.8%
(Cost $2,417,545)		2,420,011

Other Assets less Liabilities – 0.2%		4,788
NET ASSETS – 100.0%		$2,424,799

(1)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of these restricted illiquid securities amounted to approximately $33,700,000 or 1.4% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31	3/20/19	$5,999

Gosforth Funding PLC, Series 2017-1A, Class A1A, 3.10%, 12/19/59	9/19/17	1,383

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3.15%, 10/15/54	3/9/18	$3,600

Permanent Master Issuer PLC, Series 2018-1A, Class 1A1, 3.17%, 7/15/58	6/21/18	6,000

Securitized Term Auto Receivables Trust, Series 2019-1A, Class A2, 2.86%, 5/25/21	2/20/19	5,300

Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1, 3.51%, 1/21/70	2/18/16	3,650

Silverstone Master Issuer PLC, Series 2018-1A, Class 1A, 3.17%, 1/21/70	2/14/18	3,280

Trillium Credit Card Trust II, Series 2018-1A, Class A, 2.75%, 2/27/23	3/7/18	4,500

(4)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(5)	Level 3 asset.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

Fannie Mae – Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	9.1%
U.S. Agency	1.0
AAA	14.3
AA	16.2
A	31.3
A1 (Short Term)	0.7
A2 (Short Term)	2.9
BBB	24.0
Cash Equivalents	0.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued MARCH 31, 2019

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$ 332,643	$ –	$ 332,643
Commercial Paper (1)	–	82,114	–	82,114
Corporate Bonds:
Financial Services	–	70,857	1,332	72,189
All Other Industries (1)	–	1,085,067	–	1,085,067
Total Corporate Bonds	–	1,155,924	1,332	1,157,256
Foreign Issuer Bonds (1)	–	591,544	–	591,544
U.S. Government Agencies (1)	–	24,346	–	24,346
U.S. Government Obligations (1)	–	220,800	–	220,800
Investment Companies	11,308	–	–	11,308
Total Investments	$11,308	$2,407,371	$1,332	$2,420,011

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.8% (1)

Fannie Mae – 17.6%

Pool #555649, 7.50%, 10/1/32	$31	$34

Pool #893082, (Floating, ICE LIBOR USD 1Y + 1.91%, 10.84% Cap), 4.63%, 9/1/36 (2)	73	77

Pool #AS7568, 4.50%, 7/1/46	380	398

Pool #AS9990, 4.50%, 7/1/47	712	746

Pool #BD7060, 4.00%, 3/1/47	289	298

Pool #BH5752, 3.50%, 11/1/47	567	576

Pool #BH7071, 4.50%, 12/1/47	172	180

Pool #BH7924, 4.00%, 8/1/47	200	206

Pool #BH9277, 3.50%, 2/1/48	566	575

Pool #BJ0640, 5.00%, 3/1/48	478	505

Pool #BJ9175, 5.50%, 5/1/48	304	325

Pool #BK7881, 5.00%, 10/1/48	773	817

Pool #BK7889, 5.50%, 10/1/48	735	787

Pool #CA0809, 4.00%, 11/1/47	229	236

Pool #CA1218, 4.50%, 2/1/48	240	252

Pool #MA3211, 4.00%, 12/1/47	300	310
		6,322

Freddie Mac – 0.7%

Pool #1J0365, (Floating, ICE LIBOR USD 1Y + 1.84%, 10.86% Cap), 4.26%, 4/1/37 (2)	76	80

Pool #1J2840, (Floating, ICE LIBOR USD 1Y + 1.90%, 10.75% Cap), 4.65%, 9/1/37 (2)	159	168

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.8% (1) – continued

Freddie Mac – 0.7% – continued

Pool #410092, (Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.16%, 10.29% Cap), 4.22%, 11/1/24 (2)	$14	$14
		262

Government National Mortgage Association – 1.5%

Series 2012-123, Class A, 1.04%, 7/16/46	314	287

Series 2013-17, Class AF, 1.21%, 11/16/43	277	262
		549
Total U.S. Government Agencies
(Cost $7,122)		7,133

U.S. GOVERNMENT OBLIGATIONS – 73.0%

U.S. Treasury Notes – 73.0%
2.50%, 2/28/21	6,916	6,943
2.50%, 2/15/22	7,718	7,774
2.38%, 2/29/24	6,618	6,661
2.50%, 2/28/26	3,810	3,853
2.63%, 2/15/29	1,020	1,039
		26,270
Total U.S. Government Obligations
(Cost $26,069)		26,270

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (3)(4)	218,665	$219
Total Investment Companies
(Cost $219)		219

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 2.43%, 4/25/19 (5)(6)	$250	$250
Total Short-Term Investments
(Cost $249)		250

Total Investments – 94.1%
(Cost $33,659)		33,872

Other Assets less Liabilities – 5.9%		2,136
NET ASSETS – 100.0%		$36,008

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2019 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

CMT – Constant Maturity

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
5-Year U.S. Treasury Note	14	$1,622	Long	6/19	$17

Ultra 10-Year U.S. Treasury Note	19	2,360	Long	6/19	15

Total					$32

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	79.9%
U.S. Agency	19.4
Cash Equivalents	0.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$7,133	$–	$7,133
U.S. Government Obligations (1)	–	26,270	–	26,270

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$219	$–	$–	$219
Short-Term Investments	–	250	–	250
Total Investments	$219	$33,653	$–	$33,872

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$32	$–	$–	$32

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2019, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Core Bond	Long and Short	Hedging/Liquidity
Fixed Income	Short	Hedging/Liquidity
Short-Intermediate U.S. Government	Long and Short	Hedging/Liquidity
U.S. Government	Long and Short	Hedging/Liquidity

At March 31, 2019, the aggregate market value of assets pledged to cover margin requirements for open positions for the Short-Intermediate U.S. Government and U.S. Government Funds was approximately $1,597,000 and $250,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2019.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction,

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2019, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of the its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2019.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectuses.

Redemption fees for the fiscal years ended March 31, 2019 and 2018, were approximately $38,000 and $92,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2019, the following reclassifications were recorded:

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$ 481	$(481)	$ –
Fixed Income	2,370	(2,263)	(107)
Short Bond	5	(5)	–
Short-Intermediate U.S. Government	195	(195)	–
U.S. Government	52	(52)	–

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Core Bond	$ 5,868	$ 1,938
Fixed Income	15,588	21,007
High Yield Fixed Income	147,098	287,280
Short Bond	5,222	9,259

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Short-Intermediate U.S. Government	$5,107	$ 1,247
Tax-Advantaged Ultra-Short Fixed Income	95	71
Ultra-Short Fixed Income	1,388	667
U.S. Government	1,066	259

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Core Bond	$–	$ 15	$ –	$ 646
Fixed Income	–	–	–	(22)
High Yield Fixed Income	–	3,802	–	(76,843)
Short Bond	–	26	–	804
Short-Intermediate U.S. Government	–	26	–	14
Tax-Advantaged Ultra-Short Fixed Income	653	250	–	1,871
Ultra-Short Fixed Income	–	1,017	–	2,439
U.S. Government	–	106	–	210

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS
Core Bond	$–	$ 8,361	$ –
Fixed Income	–	41,378	–
High Yield Fixed Income	–	236,381	–
Short Bond	–	13,035	–
Short-Intermediate U.S. Government	–	2,240	–
Tax-Advantaged Ultra-Short Fixed Income	39,264	18,604	–
Ultra-Short Fixed Income	–	52,938	426
U.S. Government	–	734	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$–	$6,965	$–
Fixed Income	–	37,826	–
High Yield Fixed Income	–	250,329	–
Short Bond	–	9,031	–
Short-Intermediate U.S. Government	–	1,809	–
Tax-Advantaged Ultra-Short Fixed Income	30,208	9,050	–
Ultra-Short Fixed Income	–	33,355	450
U.S. Government	–	369	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2019, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2019.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. NTI has also agreed, effective July 31, 2018, to reimburse acquired fund fees and expenses related to investments in non-money market mutual funds or exchange traded funds managed by NTI for the Short Bond, Short-Intermediate U.S. Government and U.S. Government Funds. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Core Bond	0.38%	0.369%	0.358%	0.40%
Fixed Income	0.43%	0.417%	0.404%	0.45%
High Yield Fixed Income (1)	0.79%	0.766%	0.743%	0.78%
Short Bond	0.38%	0.369%	0.358%	0.40%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
U.S. Government	0.38%	0.369%	0.358%	0.40%

(1)	Prior to April 1, 2018, the contractual expense limitation for the High Yield Fixed Income Fund was 0.80%.

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2019. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Tax-Advantaged Ultra-Short Fixed Income	$380,150	$249,630

*	During the fiscal year ended March 31, 2019, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Core Bond	$ 762,100	$ 92,263	$ 762,467	$107,622

Fixed Income	2,744,103	378,332	2,842,890	625,707

High Yield Fixed Income	–	2,192,415	–	1,862,922

Short Bond	314,359	267,016	234,269	429,946

Short-Intermediate U.S. Government	605,703	2,697	666,598	2,672

Tax-Advantaged Ultra-Short Fixed Income	45,075	1,709,740	–	1,966,923

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Ultra-Short Fixed Income	$215,627	$1,067,946	$212,134	$1,275,657

U.S. Government	313,402	808	302,068	807

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Core Bond	$ 2,852	$ (2,206)	$ 646	$ 255,092

Fixed Income	10,579	(10,601)	(22)	858,744

High Yield Fixed Income	50,445	(127,285)	(76,840)	3,860,641

Short Bond	2,160	(1,355)	805	421,882

Short-Intermediate U.S. Government	291	(278)	13	59,212

Tax-Advantaged Ultra-Short Fixed Income	8,159	(6,287)	1,872	4,119,083

Ultra-Short Fixed Income	6,659	(4,221)	2,438	2,417,573

U.S. Government	276	(66)	210	33,694

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	12,694	$ 125,098	162	$ 1,602	(14,183)	$ (139,632)	(1,327)	$ (12,932)

Fixed Income	49,168	478,000	811	7,930	(84,576)	(825,428)	(34,597)	(339,498)

High Yield Fixed Income	279,468	1,830,461	3,643	23,915	(236,428)	(1,518,378)	46,683	335,998

Short Bond	10,733	198,674	134	2,479	(14,325)	(264,924)	(3,458)	(63,771)

Short-Intermediate U.S. Government	1,631	15,555	113	1,081	(7,269)	(69,059)	(5,525)	(52,423)

Tax-Advantaged Ultra-Short Fixed Income	273,422	2,763,746	1,533	15,497	(266,871)	(2,697,235)	8,084	82,008

Ultra-Short Fixed Income	154,235	1,565,617	2,449	24,867	(174,117)	(1,767,458)	(17,433)	(176,974)

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

U.S. Government	1,754	$16,430	44	$408	(438)		$(4,101)	1,360	$12,737

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	10,057	$102,260	93	$943	(9,129)	$ (93,151)	1,021	$10,052

Fixed Income	26,658	269,712	709	7,194	(24,361)	(247,348)	3,006	29,558

High Yield Fixed Income	101,469	698,677	4,530	31,100	(224,863)	(1,540,467)	(118,864)	(810,690)

Short Bond	8,084	152,081	79	1,493	(8,186)	(153,855)	(23)	(281)

Short-Intermediate U.S. Government	1,557	15,168	98	952	(3,331)	(32,559)	(1,676)	(16,439)

Tax-Advantaged Ultra-Short Fixed Income	278,803	2,823,464	1,013	10,251	(242,396)	(2,453,287)	37,420	380,428

Ultra-Short Fixed Income	169,413	1,726,686	1,541	15,703	(131,964)	(1,346,151)	38,990	396,238
U.S. Government	441	4,235	18	168	(519)	(4,985)	(60)	(582)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Core Bond	Northern Institutional Funds – U.S. Government Portfolio (Shares)	$2,590	$286,207	$282,739	$ –	$ –	$162	$6,058	6,058

Fixed Income	Northern Institutional Funds – U.S. Government Portfolio (Shares)	2,598	951,215	923,924	–	–	454	29,889	29,889

High Yield Fixed Income	Northern Institutional Funds – U.S. Government Portfolio (Shares)	54,528	1,692,112	1,632,788	–	–	2,824	113,852	113,852

Short Bond	FlexShares® Disciplined Duration MBS Index Fund	–	13,001	–	102	–	279	13,103	563

	Northern Institutional Funds – U.S. Government Portfolio (Shares)	127	350,366	348,913	–	–	154	1,580	1,580
	Total	$ 127	$363,367	$348,913	$102	$ –	$433	$14,683	2,143

Short-Intermediate U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	–	2,697	2,671	–	(26)	40	–	–

	Northern Institutional Funds – U.S. Government Portfolio (Shares)	5,023	176,519	175,683	–	–	108	5,859	5,859
	Total	$5,023	$179,216	$178,354	$ –	$(26)	$148	$5,859	5,859

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$21,078	$3,078,610	$2,965,682	$–	$–	$1,266	$134,006	134,006

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	29,485	1,404,998	1,423,175	–	–	649	11,308	11,308

U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	–	808	807	–	(1)	14	–	–

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,821	77,557	79,159	–	–	53	219	219

	Total	$ 1,821	$ 78,385	$ 79,966	$–	$(1)	$ 67	$ 219	219

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2019:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets – Net unrealized appreciation	$119	*	Net Assets – Net unrealized depreciation	$–

U.S. Government	Interest rate contracts	Net Assets – Net unrealized appreciation	32	*	Net Assets – Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2019:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$ (36)

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	(413)

Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(30)

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(59)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ 85

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	432

Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	363

FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	60

Volume of derivative activity for the fiscal year ended March 31, 2019*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Core Bond	1	$ 5,642

Fixed Income	2	12,217

Short-Intermediate U.S. Government	29	3,896

U.S. Government	20	1,128

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

13. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued MARCH 31, 2019

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of eight separate portfolios of Northern Funds (the “Funds”) comprising the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the eight portfolios constituting the Northern Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	109	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TAX INFORMATION MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Ultra-Short Fixed Income	$0.002071

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2019, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Tax-Advantaged Ultra-Short Fixed Income - 67.85%.

FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD

Therese M. Bobek	17,848,259,502.142	60,151,369.599

Mark G. Doll	17,837,611,403.775	70,799,467.966

Sandra Polk Guthman	17,827,972,827.529	80,438,044.212

Thomas A. Kloet	17,838,253,061.217	70,157,810.524

David R. Martin	17,830,027,812.404	78,383,059.337

Cynthia R. Plouché	17,835,803,612.482	72,607,259.259

Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144

Darek Wojnar	17,839,889,785.968	68,521,085.773

2. To approve a change in the fundamental industry concentration policy of the Ultra-Short Fixed Income Fund to cause the Fund to invest, under normal market conditions, 25% or more of its total assets in securities issued by companies in the financial services industry.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

Ultra-Short Fixed Income	161,085,690.191	71,866.558	11,327,695.337	8,006,522.024

NORTHERN FUNDS ANNUAL REPORT	111	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018 – 3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 100), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 103), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.41%	$1,000.00	$1,041.30	$2.09
Hypothetical	0.41%	$1,000.00	$1,022.89	$2.07

FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.45%	$1,000.00	$1,037.60	$2.29
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.78%	$1,000.00	$1,014.80	$3.92
Hypothetical	0.78%	$1,000.00	$1,021.04	$3.93

SHORT BOND
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.40%	$1,000.00	$1,020.40	$2.01
Hypothetical	0.40%	$1,000.00	$1,022.94	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.45%	$1,000.00	$1,023.70	$2.27
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.25%	$1,000.00	$1,012.60	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.25%	$1,000.00	$1,015.50	$1.26
Hypothetical	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.51%	$1,000.00	$1,033.40	$2.59
Hypothetical	0.51%	$1,000.00	$1,022.39	$2.57

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000; • Harvard Advanced Leadership Fellow — 2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company — 26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management — Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	117	FIXED INCOME FUNDS

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

CORE BOND FUND[1,2,5,6]	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND[1,5,6]
FIXED INCOME FUND[1,2,3,5,6]	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND[1,2,4,5,6]
HIGH YIELD FIXED INCOME FUND[1,2,3,6]	ULTRA-SHORT FIXED INCOME FUND[1,2,5,6,7]
SHORT BOND FUND[1,2,3,5,6]	U.S. GOVERNMENT FUND[1,5,6]

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

7 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	119	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

NORTHERN FIXED INCOME INDEX FUNDS

ANNUAL REPORT

MARCH 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

85	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

89	NOTES TO THE FINANCIAL STATEMENTS

96	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

97	TAX INFORMATION

98	SHAREHOLDER MEETING RESULTS

99	FUND EXPENSES

100	TRUSTEES AND OFFICERS

104	INVESTMENT CONSIDERATIONS

108	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12 month reporting period ended March 31, 2019 saw numerous geopolitical events, from political strife in Italy, fears of trade wars due to the administration’s tariffs, the move of the U.S. - Israeli embassy to Jerusalem, the historic U.S. - North Korean summit, and the U.S. mid-term election. Equity markets rallied through most of the second and third quarters of 2018 as strong earnings as well as optimism regarding the economy helped to push stocks higher. However, the fourth quarter 2018 saw the return of market volatility and an equity sell-off. The sell-off in stocks was attributed mainly to higher interest rates, U.S. Federal Reserve (“Fed”) policy missteps and the trade war, which had a similar impact on fixed income markets. These market disruptions pushed investment grade spreads 43 basis points wider during the fourth quarter. The first quarter 2019 began with improved investor sentiment, as U.S. stocks delivered their largest monthly gains in more than three years in January, driven by stronger than expected corporate earnings and a dovish tone from the Fed.

During the 12-month reporting period ended March 31, 2019, the yield curve between two and 10 years flattened, but steepened between 10 and 30 years. The two- to 10-year yield curve flattened by 33 basis points, while the 10- to 30-year curve steepened by 18 basis points. The yield on the two-year note decreased by 1 basis point, while 10-year yields decreased by 34 basis points and 30-year yields decreased by 16 basis points. Credit spreads versus U.S. Treasury securities widened across the yield curve during the reporting period, but credit markets outperformed U.S. Treasuries due to their yield advantage. The commercial mortgage-backed securities sector was the top performer within fixed income during the period.

The Fund’s total return of 4.33% closely tracked the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48% for the reporting period. The Fund outperformed the index by 5 basis points due to sampling (security selection, sector allocation, curve positioning), and underperformed the index primarily due to Fund expenses. We will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07

BOND INDEX FUND	4.33%	2.60%	3.48%	3.79%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	4.48	2.74	3.77	3.99

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 104.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND* (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Bloomberg Barclays U.S. Treasury Index Fund benchmark returned 4.22% during the 12-month reporting period ended March 31, 2019. The Fund returned 4.03%, with the difference in returns driven by transaction costs and Fund expenses.

Despite the sharp reversal for higher-risk assets during the fourth quarter of 2018, both stocks and bonds ended higher for the full fiscal year ended March 31, 2019. The U.S. Federal Reserve (“Fed”) raised interest rates three times in the reporting period, but paused at its most recent meeting in March 2019 when the Fed signaled that it would remain on hold for the rest of 2019. The United States and China continued to negotiate the terms of a potential trade deal, although the timeline for completion was unclear. Brexit also remained unresolved, and the European Central Bank and the Bank of England continued to warn of downside risks to global economic growth. Risk assets rebounded from a disappointing fourth quarter of 2018 during the first quarter of 2019, while the U.S. dollar exhibited renewed strength despite the dovish shift in Fed policy. The U.S. labor market continued to grow, with the economy adding 2.5 million non-farm jobs during the 12-month period ended March 31, 2019. Unemployment fell to 3.7% in September 2018, an all-time low. U.S. GDP growth averaged 3% during the reporting period, while core inflation remained at 2%. Net U.S. Treasury issuance (including bills, notes and bonds) rose during the reporting period.

The U.S. Treasury yield curve flattened over the reporting period. The U.S. two-year yield was virtually unchanged at 2.26%, while the 10-year yields fell 33 basis points, from 2.74% to 2.41%. Five-year U.S. Treasury yields fell 33 basis points, from 2.56% to 2.23%, and 30-year Treasury yields fell 16 basis points from 2.97% to 2.81%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93

U.S. TREASURY INDEX FUND	4.03%	1.99%	2.23%	4.82%

BLOOMBERG BARCLAYS U.S. TREASURY INDEX	4.22	2.16	2.43	5.02

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 104.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2019

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,996,002	$83,945
Investments in affiliates, at value	88,979	237
Interest income receivable	18,061	524
Dividend income receivable	79	1
Receivable for securities sold	679	1,298
Receivable for fund shares sold	1,239	261
Receivable from investment adviser	16	9
Prepaid and other assets	8	3
Total Assets	3,105,063	86,278
LIABILITIES:
Payable for securities purchased	15,700	1,402
Payable for when-issued securities	64,311	–
Payable for fund shares redeemed	3,192	–
Distributions payable to shareholders	1,447	30
Payable to affiliates:
Management fees	75	2
Custody fees	9	2
Shareholder servicing fees	52	–
Transfer agent fees	9	–
Trustee fees	9	4
Accrued other liabilities	61	29
Total Liabilities	84,865	1,469
Net Assets	$3,020,198	$84,809
ANALYSIS OF NET ASSETS:
Capital stock	$2,998,572	$85,401
Distributable earnings	21,626	(592)
Net Assets	$3,020,198	$84,809
Shares Outstanding ($.0001 par value, unlimited authorization)	288,901	3,957
Net Asset Value, Redemption and Offering Price Per Share	$10.45	$21.43
Investments, at cost	$2,957,756	$83,223
Investments in affiliates, at cost	88,979	237

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2019

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest Income	$83,100	$1,803
Dividend income from investments in affiliates	1,590	8
Total Investment Income	84,690	1,811
EXPENSES:
Management fees	3,751	104
Custody fees	321	24
Transfer agent fees	433	12
Blue sky fees	99	20
SEC fees	5	2
Printing fees	42	18
Audit fees	33	19
Legal fees	40	25
Shareholder servicing fees	191	–
Trustee fees	31	11
Other	58	21
Total Expenses	5,004	256
Less expenses reimbursed by investment adviser	(607)	(112)
Net Expenses	4,397	144
Net Investment Income	80,293	1,667
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized (losses) on:
Investments	(7,617)	(373)
Net changes in unrealized appreciation on:
Investments	54,640	1,970
Net Gains	47,023	1,597
Net Increase in Net Assets Resulting from Operations	$127,316	$3,264

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2019	2018	2019	2018
OPERATIONS:
Net investment income	$80,293	$64,756	$1,667	$1,619
Net realized gains (losses)	(7,617)	3,329	(373)	(504)
Net change in unrealized appreciation (depreciation)	54,640	(40,768)	1,970	(693)
Net Increase in Net Assets Resulting from Operations	127,316	27,317	3,264	422
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	206,435	314,958	1,735	(25,924)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	206,435	314,958	1,735	(25,924)
DISTRIBUTIONS PAID (Note 11):
Distributable earnings	(83,499)	–	(1,667)	–
From net investment income	–	(68,947)	–	(1,620)
Total Distributions Paid	(83,499)	(68,947)	(1,667)	(1,620)
Total Increase (Decrease) in Net Assets	250,252	273,328	3,332	(27,122)
NET ASSETS:
Beginning of year	2,769,946	2,496,618	81,477	108,599
End of year	$3,020,198	$2,769,946	$84,809	$81,477
Accumulated Undistributed Net Investment Loss (Note 11):	$–	$(75)	$–	$(6)

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$10.31	$10.47	$10.74	$10.84	$10.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.26	0.25	0.25	0.27
Net realized and unrealized gains (losses)	0.15	(0.14)	(0.24)	(0.06)	0.32
Total from Investment Operations	0.43	0.12	0.01	0.19	0.59
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)	(0.28)	(0.27)	(0.27)	(0.28)
From net realized gains	–	–	(0.01)	(0.02)	(0.01)
Total Distributions Paid	(0.29)	(0.28)	(0.28)	(0.29)	(0.29)
Net Asset Value, End of Year	$10.45	$10.31	$10.47	$10.74	$10.84
Total Return(1)	4.33%	1.13%	0.14%	1.90%	5.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,020,198	$2,769,946	$2,496,618	$2,630,015	$2,728,675
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.17%	0.17%	0.17%	0.17%	0.23%
Net investment income, net of reimbursements and credits(2)	2.78%	2.50%	2.35%	2.40%	2.44%
Net investment income, before reimbursements and credits	2.76%	2.48%	2.33%	2.38%	2.36%
Portfolio Turnover Rate	70.72%	44.51%	65.28%	88.99%	81.30%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $109,000, $97,000, $126,000, $87,000, and $26,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND
Selected per share data	2019		2018		2017		2016		2015
Net Asset Value, Beginning of Year	$21.03		$21.35		$22.13		$22.17		$21.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43		0.38		0.34		0.32		0.29
Net realized and unrealized gains (losses)	0.40		(0.32)		(0.70)		0.16		0.81
Total from Investment Operations	0.83		0.06		(0.36)		0.48		1.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)		(0.38)		(0.34)		(0.32)		(0.29)
From net realized gains	–		–		(0.08)		(0.20)		(0.07)
Total Distributions Paid	(0.43)		(0.38)		(0.42)		(0.52)		(0.36)
Net Asset Value, End of Year	$21.43		$21.03		$21.35		$22.13		$22.17
Total Return(1)	4.03%		0.24%		(1.63)%		2.25%		5.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$84,809		$81,477		$108,599		$123,516		$91,254
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.18	%(2)	0.17	%(2)	0.16	%(2)	0.16	%(2)	0.16%
Expenses, before reimbursements and credits	0.32%		0.28%		0.25%		0.26%		0.40%
Net investment income, net of reimbursements and credits	2.08	%(2)	1.74	%(2)	1.53	%(2)	1.47	%(2)	1.34%
Net investment income, before reimbursements and credits	1.94%		1.63%		1.44%		1.37%		1.10%
Portfolio Turnover Rate	37.64%		34.21%		38.93%		68.57%		50.58%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7%

Auto Floor Plan – 0.0%

Ally Master Owner Trust, Series 2018-1, Class A2 2.70%, 1/17/23	$100	$100

Ally Master Owner Trust, Series 2018-2, Class A 3.29%, 5/15/23	150	152

Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A1 2.07%, 5/15/22	325	323

Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1 2.16%, 9/15/22	125	124

Ford Credit Floorplan Master Owner Trust, Series 2018-1, Class A1 2.95%, 5/15/23	50	50

Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A 3.17%, 3/15/25	50	51

Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A1 3.52%, 10/15/23	200	204

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A 4.06%, 11/15/30	100	104
		1,108

Automobile – 0.2%

Ally Auto Receivables Trust, Series 2018-1, Class A3 2.35%, 6/15/22	100	100

Ally Auto Receivables Trust, Series 2018-3, Class A4 3.12%, 7/17/23	100	101

Americredit Automobile Receivables Trust, Series 2016-4, Class C 2.41%, 7/8/22	50	50

Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.74%, 12/8/22	60	60

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class C 2.97%, 3/20/23	125	125

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D 3.42%, 4/18/23	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

Americredit Automobile Receivables Trust, Series 2018-1, Class A3 3.07%, 12/19/22	$100	$100

Americredit Automobile Receivables Trust, Series 2018-1, Class B 3.26%, 1/18/24	100	101

Americredit Automobile Receivables Trust, Series 2018-3, Class B 3.58%, 10/18/24	100	102

Americredit Automobile Receivables Trust, Series 2018-3, Class C 3.74%, 10/18/24	100	102

BMW Vehicle Lease Trust, Series 2018-1, Class A3 3.26%, 7/20/21	100	101

BMW Vehicle Owner Trust, Series 2018-A, Class A3 2.35%, 4/25/22	150	149

CarMax Auto Owner Trust, Series 2017-4, Class A4 2.33%, 5/15/23	100	99

CarMax Auto Owner Trust, Series 2018-1, Class A3 2.48%, 11/15/22	225	225

CarMax Auto Owner Trust, Series 2018-4, Class A3 3.36%, 9/15/23	200	203

Ford Credit Auto Lease Trust, Series 2018-B, Class A3 3.19%, 12/15/21	100	101

Ford Credit Auto Lease Trust, Series 2019-A, Class A3 2.90%, 5/15/22	100	100

Ford Credit Auto Owner Trust, Series 2017-A, Class B 2.24%, 6/15/22	100	99

Ford Credit Auto Owner Trust, Series 2017-C, Class A3 2.01%, 3/15/22	100	99

Ford Credit Auto Owner Trust, Series 2017-C, Class B 2.35%, 4/15/23	100	99

Ford Credit Auto Owner Trust, Series 2017-C, Class C 2.50%, 5/15/24	100	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

Ford Credit Auto Owner Trust, Series 2018-A, Class A3 3.03%, 11/15/22	$100	$101

Ford Credit Auto Owner Trust, Series 2019-A, Class A3 2.78%, 9/15/23	125	125

GM Financial Automobile Leasing Trust, Series 2018-1, Class C 3.11%, 12/20/21	50	50

GM Financial Automobile Leasing Trust, Series 2018-3, Class A3 3.18%, 6/21/21	100	101

GM Financial Automobile Leasing Trust, Series 2018-3, Class C 3.70%, 7/20/22	100	101

GM Financial Automobile Leasing Trust, Series 2019-1, Class A3 2.98%, 12/20/21	100	100

GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A3 2.32%, 7/18/22	100	100

GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3 2.97%, 11/16/23	100	101

Honda Auto Receivables Owner Trust, Series 2017-3, Class A4 1.98%, 11/20/23	100	99

Honda Auto Receivables Owner Trust, Series 2018-2, Class A3 3.01%, 5/18/22	100	101

Honda Auto Receivables Owner Trust, Series 2018-4, Class A4 3.30%, 7/15/25	100	102

Honda Auto Receivables Owner Trust, Series 2019-1, Class A3 2.83%, 3/20/23	150	151

Hyundai Auto Receivables Trust, Series 2017-B, Class A4 1.96%, 2/15/23	100	99

Hyundai Auto Receivables Trust, Series 2018-B, Class A3 3.20%, 12/15/22	150	152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

Mercedes-Benz Auto Lease Trust, Series 2018-B, Class A3 3.21%, 9/15/21	$100	$101

Nissan Auto Lease Trust, Series 2018-A, Class A3 3.25%, 9/15/21	100	101

Nissan Auto Receivables Owner Trust, Series 2016-B, Class A4 1.54%, 10/17/22	150	148

Nissan Auto Receivables Owner Trust, Series 2017-B, Class A4 1.95%, 10/16/23	100	99

Nissan Auto Receivables Owner Trust, Series 2017-C, Class A3 2.12%, 4/18/22	100	99

Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3 3.22%, 6/15/23	200	203

Santander Drive Auto Receivables Trust, Series 2016-3, Class D 2.80%, 8/15/22	100	100

Santander Drive Auto Receivables Trust, Series 2018-2, Class C 3.35%, 7/17/23	100	100

Santander Drive Auto Receivables Trust, Series 2018-3, Class D 4.07%, 8/15/24	50	51

Santander Drive Auto Receivables Trust, Series 2018-5, Class B 3.52%, 12/15/22	100	101

Santander Drive Auto Receivables Trust, Series 2019-1, Class B 3.21%, 9/15/23	50	50

Santander Drive Auto Receivables Trust, Series 2019-1, Class C 3.42%, 4/15/25	50	50

Santander Drive Auto Receivables Trust, Series 2019-1, Class D 3.65%, 4/15/25	50	50

Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3 1.93%, 1/18/22	150	149

Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4 2.12%, 2/15/23	100	99

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Automobile – 0.2% – continued

Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3 2.35%, 5/16/22	$100	$100

Toyota Auto Receivables Owner Trust, Series 2018-B, Class A3 2.96%, 9/15/22	100	101

Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3 3.18%, 3/15/23	200	203

Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A3 3.02%, 11/21/22	100	101

World Omni Auto Receivables Trust, Series 2016-A, Class A4 1.95%, 5/16/22	250	248

World Omni Auto Receivables Trust, Series 2018-B, Class A3 2.87%, 7/17/23	100	100

World Omni Auto Receivables Trust, Series 2018-D, Class A3 3.33%, 4/15/24	100	102

World Omni Automobile Lease Securitization Trust, Series 2018-B, Class A3 3.19%, 12/15/21	100	101
		6,355

Commercial Mortgage-Backed Securities – 1.2%

Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4 3.17%, 7/15/49	300	301

BANK, Series 2017-BNK7, Class A5 3.44%, 9/15/60	250	255

BANK, Series 2017-BNK9, Class A4 3.54%, 11/15/54	250	256

BANK, Series 2018-BN10, Class A5 3.69%, 2/15/61	100	104

BANK, Series 2018-BN11, Class A3 4.05%, 3/15/61	200	213

BANK, Series 2018-BN12, Class A4 4.26%, 5/15/61	300	324

BANK, Series 2018-BN13, Class A5 4.22%, 8/15/61	100	108

BANK, Series 2018-BN14, Class A2 4.13%, 9/15/60	100	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

BANK, Series 2018-BN14, Class A4 4.23%, 9/15/60	$200	$216

BANK, Series 2018-BN15, Class A4 4.41%, 11/15/61	300	328

BBCMS Mortgage Trust, Series 2018-C2, Class A5 4.31%, 12/15/51	150	163

BENCHMARK Mortgage Trust, Series 2018-B1, Class A2 3.57%, 1/15/51	250	257

BENCHMARK Mortgage Trust, Series 2018-B2, Class A5 3.88%, 2/15/51	150	158

BENCHMARK Mortgage Trust, Series 2018-B3, Class A2 3.85%, 4/10/51	500	518

BENCHMARK Mortgage Trust, Series 2018-B3, Class A5 4.03%, 4/10/51	100	106

BENCHMARK Mortgage Trust, Series 2018-B4, Class A2 3.98%, 7/15/51	100	104

BENCHMARK Mortgage Trust, Series 2018-B5, Class A2 4.08%, 7/15/51	100	105

BENCHMARK Mortgage Trust, Series 2018-B5, Class A4 4.21%, 7/15/51	400	430

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	400	422

BENCHMARK Mortgage Trust, Series 2018-B7, Class A2 4.38%, 5/15/53	300	319

BENCHMARK Mortgage Trust, Series 2018-B7, Class A4 4.51%, 5/15/53	300	330

BENCHMARK Mortgage Trust, Series 2018-B8, Class A5 4.23%, 1/15/52	100	108

CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A2 3.31%, 11/15/50	250	254

CD Mortgage Trust, Series 2017-CD4, Class A4 3.51%, 5/10/50	250	256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

CD Mortgage Trust, Series 2017-CD5, Class A4 3.43%, 8/15/50	$250	$254

CD Mortgage Trust, Series 2017-CD6, Class A5 3.46%, 11/13/50	200	204

CD Mortgage Trust, Series 2018-CD7, Class A4 4.28%, 8/15/51	200	217

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3 3.87%, 1/10/48	300	312

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.28%, 5/10/58	250	250

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4 3.46%, 8/15/50	250	255

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4 3.02%, 9/10/45	400	403

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4 4.37%, 9/10/46	350	371

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS 4.65%, 9/10/46	100	106

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4 3.64%, 10/10/47	100	103

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	200	201

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5 3.72%, 9/15/48	200	208

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4 3.21%, 5/10/49	250	251

Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A4 3.15%, 11/15/49	150	150

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5 3.62%, 2/10/49	300	310

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4 3.31%, 4/10/49	$250	$254

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4 3.33%, 4/15/49	250	253

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4 3.47%, 9/15/50	250	255

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4 4.01%, 3/10/51	100	106

Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4 4.23%, 6/10/51	200	215

Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4 4.41%, 11/10/51	200	218

Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A3 3.96%, 2/10/47	420	438

Commercial Mortgage Trust, Series 2012-CR2, Class A4 3.15%, 8/15/45	335	339

Commercial Mortgage Trust, Series 2012-CR3, Class A3 2.82%, 10/15/45	240	239

Commercial Mortgage Trust, Series 2012-CR4, Class A3 2.85%, 10/15/45	150	149

Commercial Mortgage Trust, Series 2012-CR5, Class A4 2.77%, 12/10/45	100	100

Commercial Mortgage Trust, Series 2013-CR10, Class A4 4.21%, 8/10/46	100	105

Commercial Mortgage Trust, Series 2013-CR12, Class A4 4.05%, 10/10/46	300	313

Commercial Mortgage Trust, Series 2013-CR9, Class A4 4.23%, 7/10/45 (1)(2)	200	211

Commercial Mortgage Trust, Series 2013-LC6, Class A4 2.94%, 1/10/46	150	151

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Commercial Mortgage Trust, Series 2014-CR19, Class A5 3.80%, 8/10/47	$300	$312

Commercial Mortgage Trust, Series 2014-UBS5, Class A4 3.84%, 9/10/47	500	522

Commercial Mortgage Trust, Series 2014-UBS6, Class A5 3.64%, 12/10/47	250	258

Commercial Mortgage Trust, Series 2015-CR24, Class A5 3.70%, 8/10/48	500	517

Commercial Mortgage Trust, Series 2015-DC1, Class A5 3.35%, 2/10/48	200	203

Commercial Mortgage Trust, Series 2015-LC19, Class A4 3.18%, 2/10/48	500	505

Commercial Mortgage Trust, Series 2015-PC1, Class A5 3.90%, 7/10/50	200	208

Commercial Mortgage Trust, Series 2018-COR3, Class A3 4.23%, 5/10/51	200	215

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4 3.51%, 4/15/50	225	231

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.72%, 8/15/48	500	517

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5 3.09%, 1/15/49	100	99

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5 3.50%, 11/15/49	200	204

CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4 4.42%, 11/15/51	300	326

CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5 4.03%, 4/15/51	100	105

DBJPM Mortgage Trust, Series 2017-C6, Class A5 3.33%, 6/10/50	250	253

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5 2.94%, 2/10/46	$100	$101

GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4 3.38%, 5/10/50	200	204

GS Mortgage Securities Trust, Series 2012-GCJ9, Class A3 2.77%, 11/10/45	175	175

GS Mortgage Securities Trust, Series 2013-GC12, Class A4 3.14%, 6/10/46	100	101

GS Mortgage Securities Trust, Series 2013-GC13, Class A5 4.05%, 7/10/46 (1)(2)	200	210

GS Mortgage Securities Trust, Series 2013-GC14, Class A5 4.24%, 8/10/46	150	158

GS Mortgage Securities Trust, Series 2014-GC18, Class A4 4.07%, 1/10/47	500	523

GS Mortgage Securities Trust, Series 2014-GC20, Class A5 4.00%, 4/10/47	100	105

GS Mortgage Securities Trust, Series 2014-GC24, Class A5 3.93%, 9/10/47	300	314

GS Mortgage Securities Trust, Series 2014-GC26, Class A5 3.63%, 11/10/47	250	258

GS Mortgage Securities Trust, Series 2016-GS2, Class A4 3.05%, 5/10/49	100	100

GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.85%, 10/10/49	200	197

GS Mortgage Securities Trust, Series 2017-GS7, Class A4 3.43%, 8/10/50	250	253

GS Mortgage Securities Trust, Series 2017-GS8, Class A4 3.47%, 11/10/50	200	203

GS Mortgage Securities Trust, Series 2018-GS9, Class A4 3.99%, 3/10/51	150	159

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3 3.51%, 5/15/45	$155	$158

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5 3.14%, 12/15/47	150	152

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS 3.37%, 12/15/47	50	50

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4 3.99%, 1/15/46	100	104

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4 4.00%, 4/15/47	500	524

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5 3.80%, 7/15/47	500	520

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C22, Class A4 3.80%, 9/15/47	500	520

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5 3.64%, 11/15/47	200	206

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5 3.67%, 11/15/47	150	155

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.82%, 7/15/48	200	208

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3 3.14%, 12/15/49	$150	$150

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.87%, 8/15/49	200	196

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.14%, 8/15/49	100	98

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	300	311

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C7, Class A5 3.41%, 10/15/50	200	203

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	100	104

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5 3.45%, 9/15/50	100	102

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-C8, Class A2 4.03%, 6/15/51	500	521

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4 4.17%, 8/15/46 (1)(2)	200	211

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	175	176

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	200	202

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5 4.06%, 2/15/47	$200	$210

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5 3.74%, 8/15/47	400	414

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 3.53%, 10/15/48	100	103

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4 3.33%, 5/15/49	250	253

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5 2.86%, 9/15/49	250	245

Morgan Stanley Capital I Trust, Series 2018-H3, Class A5 4.18%, 7/15/51	150	161

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4 4.31%, 12/15/51	100	108

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4 4.41%, 10/15/51	200	218

Morgan Stanley Capital I, Series 2017-HR2, Class A4 3.59%, 12/15/50	200	205

UBS Commercial Mortgage Trust, Series 2017-C1, Class A4 3.46%, 6/15/50	250	254

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4 3.49%, 8/15/50	250	254

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4 3.43%, 8/15/50	175	177

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5 3.58%, 12/15/50	100	102

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4 3.68%, 12/15/50	$150	$154

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4 4.31%, 5/15/51	200	216

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5 4.24%, 6/15/51	150	161

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4 4.33%, 10/15/51	200	216

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4 4.45%, 12/15/51	100	109

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4 3.98%, 2/15/51	150	158

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4 4.12%, 3/15/51	100	106

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	125	126

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5 2.85%, 12/10/45	100	100

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4 3.18%, 3/10/46	100	101

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4 3.24%, 4/10/46	250	254

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3 2.92%, 10/15/45	148	148

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4 4.22%, 7/15/46	100	105

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4 3.17%, 2/15/48	100	100

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4 3.66%, 9/15/58	250	258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.18%, 4/15/50	$200	$201

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5 3.77%, 7/15/58	300	311

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	300	310

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4 3.56%, 1/15/59	200	205

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4 3.43%, 3/15/59	250	254

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4 2.93%, 7/15/48	100	98

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4 3.07%, 11/15/59	250	248

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4 2.94%, 10/15/49	200	197

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4 2.92%, 11/15/49	150	147

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5 3.42%, 9/15/50	250	253

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4 3.58%, 10/15/50	100	102

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4 3.59%, 12/15/50	100	102

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4 4.01%, 3/15/51	150	158

Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5 4.21%, 5/15/51	155	166

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5 4.30%, 1/15/52	100	108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Commercial Mortgage-Backed Securities – 1.2% – continued

WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4 3.67%, 11/15/44	$150	$153

WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2 3.43%, 6/15/45	250	254

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class A4 3.20%, 3/15/48	600	607

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS 3.56%, 3/15/48	50	51

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB 2.84%, 3/15/48	369	369

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4 3.00%, 5/15/45	500	503

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5 3.34%, 6/15/46	150	153

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5 4.42%, 9/15/46	250	265

WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5 3.75%, 9/15/57	500	517

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5 3.63%, 11/15/47	250	258

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.05%, 3/15/47	100	105
		36,299

Credit Card – 0.3%

American Express Credit Account Master Trust, Series 2017-6, Class A 2.04%, 5/15/23	250	248

American Express Credit Account Master Trust, Series 2017-7, Class A 2.35%, 5/15/25	100	99

American Express Credit Account Master Trust, Series 2018-2, Class A 3.01%, 10/15/25	150	153

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

American Express Credit Account Master Trust, Series 2018-4, Class A 2.99%, 12/15/23	$250	$252

American Express Credit Account Master Trust, Series 2018-6, Class A 3.06%, 2/15/24	200	203

BA Credit Card Trust, Series 2017-A2, Class A2 1.84%, 1/17/23	165	163

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	250	251

BA Credit Card Trust, Series 2018-A2, Class A2 3.00%, 9/15/23	150	151

Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2 2.08%, 3/15/23	200	199

Capital One Multi-Asset Execution Trust, Series 2015-A8, Class A8 2.05%, 8/15/23	200	198

Capital One Multi-Asset Execution Trust, Series 2016-A5, Class A5 1.66%, 6/17/24	100	98

Capital One Multi-Asset Execution Trust, Series 2017-A3, Class A3 2.43%, 1/15/25	200	199

Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4 1.99%, 7/17/23	300	298

Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6 2.29%, 7/15/25	200	198

Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1 3.01%, 2/15/24	200	202

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/15/24	200	197

Chase Issuance Trust, Series 2014-A2, Class A2 2.77%, 3/15/23	150	151

Chase Issuance Trust, Series 2015-A4, Class A4 1.84%, 4/15/22	300	298

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

Chase Issuance Trust, Series 2016-A4, Class A4 1.49%, 7/15/22	$150	$148

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.15%, 6/15/39	150	194

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1 2.88%, 1/23/23	300	302

Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5 2.68%, 6/7/23	150	150

Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2 2.19%, 11/20/23	100	99

Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8 1.86%, 8/8/22	150	149

Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1 2.49%, 1/20/23	325	325

Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3 3.29%, 5/23/25	100	103

Citibank Credit Card Issuance Trust, Series 2018-A6, Class A6 3.21%, 12/7/24	150	153

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7 3.96%, 10/13/30	200	214

Discover Card Execution Note Trust, Series 2015-A4, Class A4 2.19%, 4/17/23	200	199

Discover Card Execution Note Trust, Series 2017-A2, Class A2 2.39%, 7/15/24	150	149

Discover Card Execution Note Trust, Series 2017-A6, Class A6 1.88%, 2/15/23	275	272

Discover Card Execution Note Trust, Series 2018-A1, Class A1 3.03%, 8/15/25	200	203

Discover Card Execution Note Trust, Series 2018-A4, Class A4 3.11%, 1/16/24	200	203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Credit Card – 0.3% – continued

Discover Card Execution Note Trust, Series 2019-A1, Class A1 3.04%, 7/15/24	$200	$203

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/17/25	200	200

Synchrony Card Issuance Trust, Series 2018-A1, Class A 3.38%, 9/15/24	200	204

Synchrony Credit Card Master Note Trust, Series 2016-2, Class A 2.21%, 5/15/24	100	99

Synchrony Credit Card Master Note Trust, Series 2017-2, Class A 2.62%, 10/15/25	100	100

Synchrony Credit Card Master Note Trust, Series 2018-1, Class A 2.97%, 3/15/24	100	100

Synchrony Credit Card Master Note Trust, Series 2018-2, Class A 3.47%, 5/15/26	100	102

World Financial Network Credit Card Master Trust, Series 2015-B, Class A 2.55%, 6/17/24	100	100

World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.03%, 4/15/25	100	98

World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.31%, 8/15/24	100	99

World Financial Network Credit Card Master Trust, Series 2018-A, Class A 3.07%, 12/16/24	100	101
		7,827

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3 2.84%, 3/1/26	100	100

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3 4.24%, 8/15/23	80	82

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3 3.03%, 10/15/25	150	152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.7% – continued

Other – 0.0% – continued

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3 4.38%, 11/1/23	$81	$84

PSNH Funding LLC 3, Series 2018-1, Class A3 3.81%, 2/1/35	100	102
		520
Total Asset-Backed Securities
(Cost $51,691)		52,109

CORPORATE BONDS – 21.6%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 4.20%, 4/15/24	150	154

Omnicom Group, Inc./Omnicom Capital, Inc., 3.63%, 5/1/22	156	159
3.60%, 4/15/26	340	337
		650

Aerospace & Defense – 0.5%

Boeing (The) Co., 7.95%, 8/15/24	250	311
2.85%, 10/30/24	110	109
2.25%, 6/15/26	250	237
6.13%, 2/15/33	135	171
3.30%, 3/1/35	55	51
6.63%, 2/15/38	100	133
5.88%, 2/15/40	75	94
3.50%, 3/1/45	500	463

General Dynamics Corp., 2.25%, 11/15/22	500	495
2.13%, 8/15/26	350	331
3.60%, 11/15/42	155	154

L3 Technologies, Inc., 4.95%, 2/15/21	40	41

Lockheed Martin Corp., 2.50%, 11/23/20	355	354
3.55%, 1/15/26	600	619
3.60%, 3/1/35	135	133
4.07%, 12/15/42	868	884
4.09%, 9/15/52	250	254

Northrop Grumman Corp., 3.25%, 8/1/23	1,000	1,012

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Aerospace & Defense – 0.5% – continued
3.25%, 1/15/28	$1,000	$983
5.05%, 11/15/40	250	278
4.75%, 6/1/43	250	270
4.03%, 10/15/47	60	59

Precision Castparts Corp., 2.50%, 1/15/23	500	498
3.90%, 1/15/43	100	100
4.38%, 6/15/45	350	379

Raytheon Co., 2.50%, 12/15/22	1,150	1,147
4.70%, 12/15/41	100	115

Rockwell Collins, Inc., 3.50%, 3/15/27	1,500	1,481

United Technologies Corp., 4.13%, 11/16/28	250	260
7.50%, 9/15/29	100	131
6.05%, 6/1/36	600	714
6.13%, 7/15/38	175	213
5.70%, 4/15/40	500	584
4.50%, 6/1/42	450	465
3.75%, 11/1/46	750	689
		14,212

Airlines – 0.0%

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	229	241

Apparel & Textile Products – 0.0%

Cintas Corp. No. 2, 2.90%, 4/1/22	85	85

NIKE, Inc., 2.38%, 11/1/26	250	241
3.63%, 5/1/43	75	73
3.38%, 11/1/46	500	470

VF Corp., 3.50%, 9/1/21	150	153
6.45%, 11/1/37	30	38
		1,060

Auto Parts Manufacturing – 0.0%

Aptiv Corp., 4.15%, 3/15/24	300	309

BorgWarner, Inc., 4.38%, 3/15/45	170	157
		466

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Automobiles Manufacturing – 0.6%

American Honda Finance Corp., 2.65%, 2/12/21	$250	$250
1.65%, 7/12/21	400	391
1.70%, 9/9/21	500	488
2.60%, 11/16/22	125	125
3.63%, 10/10/23	500	518

Daimler Finance North America LLC, 8.50%, 1/18/31	175	250

Ford Motor Co., 7.45%, 7/16/31	350	373
4.75%, 1/15/43	500	392

Ford Motor Credit Co. LLC, 3.16%, 8/4/20	860	854
3.34%, 3/18/21	500	492
5.88%, 8/2/21	500	518
3.22%, 1/9/22	200	194
4.25%, 9/20/22	1,300	1,291
3.81%, 1/9/24	500	473
4.69%, 6/9/25	1,170	1,117

General Motors Co., 5.00%, 4/1/35	500	454
6.25%, 10/2/43	550	547
6.75%, 4/1/46	145	151

General Motors Financial Co., Inc., 3.20%, 7/13/20	395	396
4.20%, 3/1/21	1,315	1,334
3.20%, 7/6/21	485	483
4.38%, 9/25/21	1,400	1,430
3.45%, 4/10/22	50	50
3.70%, 5/9/23	1,050	1,044
4.00%, 10/6/26	750	718
4.35%, 1/17/27	165	160

Harley-Davidson, Inc., 4.63%, 7/28/45	670	623

Toyota Motor Credit Corp., 4.50%, 6/17/20	300	307
1.90%, 4/8/21	300	296
2.70%, 1/11/23	625	626
2.25%, 10/18/23	545	534
		16,879

Banks – 1.2%

Bank of America N.A., 6.00%, 10/15/36	250	310

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Banks – 1.2% – continued

Bank One Corp., 7.75%, 7/15/25	$54	$66
8.00%, 4/29/27	750	952

BB&T Corp., 2.63%, 6/29/20	1,000	999
2.75%, 4/1/22	150	150
2.85%, 10/26/24	1,000	994

Branch Banking & Trust Co., 2.85%, 4/1/21	650	651
3.63%, 9/16/25	250	256
3.80%, 10/30/26	250	256

Citibank N.A., 3.40%, 7/23/21	250	253

Citizens Bank N.A., 2.55%, 5/13/21	250	248

Comerica Bank, 2.50%, 6/2/20	500	498

Discover Bank, 3.20%, 8/9/21	250	251
3.35%, 2/6/23	500	503

Fifth Third Bancorp, 2.88%, 7/27/20	500	501
3.50%, 3/15/22	200	203
4.30%, 1/16/24	1,220	1,278
8.25%, 3/1/38	275	383

Fifth Third Bank, 2.25%, 6/14/21	200	198
2.88%, 10/1/21	250	250

HSBC Bank USA N.A., 4.88%, 8/24/20	300	308
7.00%, 1/15/39	350	468

HSBC USA, Inc., 2.75%, 8/7/20	750	751
3.50%, 6/23/24	1,000	1,013

Huntington Bancshares, Inc., 3.15%, 3/14/21	500	504

Huntington National Bank (The), 3.55%, 10/6/23	1,000	1,024

KeyBank N.A., 3.30%, 6/1/25	250	253

KeyCorp, 2.90%, 9/15/20	1,000	1,002
5.10%, 3/24/21	25	26

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Banks – 1.2% – continued

M&T Bank Corp., 3.55%, 7/26/23	$100	$103

MUFG Americas Holdings Corp., 3.50%, 6/18/22	150	152

PNC Bank N.A., 2.30%, 6/1/20	500	498
2.63%, 2/17/22	750	749
2.70%, 11/1/22	750	746
2.95%, 1/30/23	500	498
3.80%, 7/25/23	1,000	1,028

PNC Financial Services Group (The), Inc., 4.38%, 8/11/20	500	512
3.30%, 3/8/22	150	152
2.85%, 11/9/22	100	100
3.15%, 5/19/27	1,000	1,002

Regions Financial Corp., 2.75%, 8/14/22	250	248

Santander Holdings USA, Inc., 4.45%, 12/3/21	300	309

SunTrust Bank, 3.00%, 2/2/23	1,361	1,363
2.75%, 5/1/23	350	347

Synchrony Bank, 3.00%, 6/15/22	250	247

US Bancorp, 4.13%, 5/24/21	200	206
3.00%, 3/15/22	115	116
2.95%, 7/15/22	1,700	1,707
3.60%, 9/11/24	350	361
2.38%, 7/22/26	1,000	955

US Bank N.A., 2.80%, 1/27/25	250	249

Wells Fargo & Co., 2.60%, 7/22/20	675	674
3.00%, 1/22/21	100	100
4.60%, 4/1/21	500	516
2.10%, 7/26/21	250	246
3.50%, 3/8/22	1,500	1,528
3.45%, 2/13/23	125	126
4.13%, 8/15/23	200	207
3.30%, 9/9/24	1,095	1,104
3.00%, 2/19/25	655	648
3.00%, 4/22/26	1,365	1,334

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Banks – 1.2% – continued
4.30%, 7/22/27	$110	$115
(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (3)	585	587
5.38%, 2/7/35	425	496
4.65%, 11/4/44	375	385
3.90%, 5/1/45	950	943
4.40%, 6/14/46	850	847

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	302
6.60%, 1/15/38	300	392

Wells Fargo Capital X, 5.95%, 12/15/36	100	110
		36,857

Biotechnology – 0.3%

Amgen, Inc., 4.10%, 6/15/21	165	170
1.85%, 8/19/21	150	147
3.88%, 11/15/21	250	257
3.20%, 11/2/27	250	245
6.38%, 6/1/37	100	123
6.40%, 2/1/39	100	121
5.75%, 3/15/40	935	1,057
5.15%, 11/15/41	250	268
5.65%, 6/15/42	100	113
4.40%, 5/1/45	250	245

Baxalta, Inc., 2.88%, 6/23/20	111	111
4.00%, 6/23/25	225	230
5.25%, 6/23/45	187	205

Biogen, Inc., 2.90%, 9/15/20	200	200
4.05%, 9/15/25	95	97
5.20%, 9/15/45	100	106

Celgene Corp., 3.63%, 5/15/24	500	508
3.88%, 8/15/25	765	782
3.90%, 2/20/28	500	510
5.25%, 8/15/43	85	91
5.00%, 8/15/45	500	525
4.35%, 11/15/47	500	487

Gilead Sciences, Inc., 2.55%, 9/1/20	240	240
4.50%, 4/1/21	200	207

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Biotechnology – 0.3% – continued
3.25%, 9/1/22	$145	$148
3.50%, 2/1/25	250	255
4.60%, 9/1/35	1,000	1,050
5.65%, 12/1/41	330	386
4.50%, 2/1/45	250	253
4.75%, 3/1/46	1,015	1,062
		10,199

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25	1,365	1,440
3.75%, 2/15/28	1,790	1,725
4.20%, 3/15/28	305	303

Comcast Corp., 3.38%, 2/15/25	145	148
3.15%, 3/1/26	560	557
3.30%, 2/1/27	1,335	1,334
4.15%, 10/15/28	3,145	3,310
7.05%, 3/15/33	140	186
5.65%, 6/15/35	1,005	1,181
6.40%, 5/15/38	143	183
4.00%, 11/1/49	30	29
4.05%, 11/1/52	1,504	1,466
4.95%, 10/15/58	590	651

TCI Communications, Inc., 7.88%, 2/15/26	755	956

Time Warner Cable LLC, 6.55%, 5/1/37	68	75
7.30%, 7/1/38	705	821
6.75%, 6/15/39	130	145
5.50%, 9/1/41	75	74

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	260	339
		14,923

Chemicals – 0.4%

3M Co., 2.75%, 3/1/22	111	112
3.25%, 2/14/24	456	470
3.38%, 3/1/29	500	514

Air Products & Chemicals, Inc., 3.00%, 11/3/21	300	303
2.75%, 2/3/23	250	249

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Chemicals – 0.4% – continued

Airgas, Inc., 2.90%, 11/15/22	$150	$150
3.65%, 7/15/24	70	72

Dow Chemical (The) Co., 4.25%, 11/15/20	155	158
4.13%, 11/15/21	200	206
3.00%, 11/15/22	100	100
7.38%, 11/1/29	100	127
4.25%, 10/1/34	150	147
9.40%, 5/15/39	300	456
5.25%, 11/15/41	400	415
4.38%, 11/15/42	500	478

DowDuPont, Inc., 4.21%, 11/15/23	600	627
5.32%, 11/15/38	208	231
5.42%, 11/15/48	100	114

Eastman Chemical Co., 4.80%, 9/1/42	200	198
4.65%, 10/15/44	100	98

International Flavors & Fragrances, Inc., 3.40%, 9/25/20	67	67
5.00%, 9/26/48	67	70

Lubrizol (The) Corp., 6.50%, 10/1/34	50	66

Mosaic (The) Co., 3.75%, 11/15/21	1,500	1,522
3.25%, 11/15/22	36	36
5.45%, 11/15/33	250	269
4.88%, 11/15/41	100	96

PPG Industries, Inc., 3.60%, 11/15/20	250	254
3.20%, 3/15/23	500	507

Praxair, Inc., 4.05%, 3/15/21	100	103
2.45%, 2/15/22	422	422
2.20%, 8/15/22	150	148
2.70%, 2/21/23	250	250
3.55%, 11/7/42	500	485

RPM International, Inc., 3.45%, 11/15/22	1,000	1,001
3.75%, 3/15/27	100	98

Sherwin-Williams (The) Co., 3.45%, 6/1/27	1,000	982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Chemicals – 0.4% – continued
4.55%, 8/1/45	$30	$29

Westlake Chemical Corp., 3.60%, 7/15/22	65	65
3.60%, 8/15/26	950	919
		12,614

Commercial Finance – 0.1%

Air Lease Corp., 3.50%, 1/15/22	214	216
2.75%, 1/15/23	125	122
3.00%, 9/15/23	245	240
4.25%, 9/15/24	485	499
3.25%, 3/1/25	400	385

GATX Corp., 3.50%, 3/15/28	500	476
5.20%, 3/15/44	35	36

International Lease Finance Corp., 8.25%, 12/15/20	1,000	1,080
5.88%, 8/15/22	250	270
		3,324

Communications Equipment – 0.5%

Apple, Inc., 1.55%, 8/4/21	210	206
2.10%, 9/12/22	2,000	1,968
2.40%, 5/3/23	5	5
3.00%, 2/9/24	620	628
3.45%, 5/6/24	675	697
2.85%, 5/11/24	235	236
2.75%, 1/13/25	1,265	1,260
2.50%, 2/9/25	55	54
3.25%, 2/23/26	1,705	1,737
2.45%, 8/4/26	915	884
3.35%, 2/9/27	370	377
3.00%, 6/20/27	540	538
2.90%, 9/12/27	1,625	1,602
3.00%, 11/13/27	1,000	994
3.85%, 5/4/43	230	232
4.45%, 5/6/44	75	82
3.45%, 2/9/45	55	52
4.38%, 5/13/45	195	212
3.75%, 9/12/47	150	149
3.75%, 11/13/47	25	25

Cisco Systems, Inc., 1.85%, 9/20/21	1,190	1,168

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Communications Equipment – 0.5% – continued
2.20%, 9/20/23	$750	$739
2.95%, 2/28/26	375	376
5.90%, 2/15/39	690	906

Corning, Inc., 4.25%, 8/15/20	250	254
5.75%, 8/15/40	170	195

Juniper Networks, Inc., 4.60%, 3/15/21	100	103
5.95%, 3/15/41	100	104
		15,783

Construction Materials Manufacturing – 0.0%

Martin Marietta Materials, Inc., 3.45%, 6/1/27	500	479

Owens Corning, 4.20%, 12/15/22	190	195
3.40%, 8/15/26	400	377
		1,051

Consumer Finance – 0.5%

American Express Co., 2.50%, 8/1/22	325	321
2.65%, 12/2/22	632	628
3.70%, 8/3/23	500	512
3.00%, 10/30/24	220	219
3.63%, 12/5/24	1,125	1,155

American Express Credit Corp., 2.38%, 5/26/20	300	299
2.25%, 5/5/21	1,180	1,172

Capital One Financial Corp., 4.75%, 7/15/21	131	137
3.20%, 1/30/23	400	401
3.75%, 4/24/24	1,000	1,015
3.30%, 10/30/24	1,050	1,040
4.20%, 10/29/25	500	508
3.75%, 3/9/27	250	246

Discover Financial Services, 4.10%, 2/9/27	200	200

Fiserv, Inc., 3.85%, 6/1/25	45	46

Mastercard, Inc., 2.00%, 11/21/21	130	128
3.80%, 11/21/46	500	517

Synchrony Financial, 4.25%, 8/15/24	1,250	1,258

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Consumer Finance – 0.5% – continued
3.70%, 8/4/26	$1,000	$942

Visa, Inc., 2.20%, 12/14/20	500	498
2.80%, 12/14/22	1,500	1,515
3.15%, 12/14/25	1,250	1,269
4.15%, 12/14/35	1,000	1,090
3.65%, 9/15/47	125	125

Western Union (The) Co., 6.20%, 6/21/40	120	123
		15,364

Consumer Products – 0.3%

Church & Dwight Co., Inc., 3.15%, 8/1/27	1,250	1,212
3.95%, 8/1/47	100	97

Clorox (The) Co., 3.05%, 9/15/22	250	253

Colgate-Palmolive Co., 2.45%, 11/15/21	1,000	999
2.30%, 5/3/22	165	164
2.25%, 11/15/22	150	149
1.95%, 2/1/23	250	246
2.10%, 5/1/23	250	245

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	50
6.00%, 5/15/37	100	127
4.38%, 6/15/45	150	163
4.15%, 3/15/47	70	74

Kimberly-Clark Corp., 2.15%, 8/15/20	150	150
2.40%, 3/1/22	50	50
6.63%, 8/1/37	350	476
3.70%, 6/1/43	100	97
3.20%, 7/30/46	125	114

Procter & Gamble (The) Co., 1.85%, 2/2/21	190	188
2.30%, 2/6/22	215	215
3.10%, 8/15/23	250	257
3.50%, 10/25/47	355	354

Unilever Capital Corp., 2.10%, 7/30/20	670	666
4.25%, 2/10/21	250	258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Consumer Products – 0.3% – continued
2.00%, 7/28/26	$1,000	$932
5.90%, 11/15/32	125	157
		7,693

Consumer Services – 0.0%

Ecolab, Inc., 4.35%, 12/8/21	204	213
3.25%, 1/14/23	65	66
2.70%, 11/1/26	70	68
5.50%, 12/8/41	455	558
		905

Containers & Packaging – 0.1%

International Paper Co., 4.75%, 2/15/22	48	50
3.65%, 6/15/24	250	257
3.00%, 2/15/27	1,000	963
5.00%, 9/15/35	250	261
7.30%, 11/15/39	45	57
6.00%, 11/15/41	250	279
5.15%, 5/15/46	250	256

Packaging Corp. of America, 4.50%, 11/1/23	100	106
3.65%, 9/15/24	250	251

Sonoco Products Co., 4.38%, 11/1/21	25	26
5.75%, 11/1/40	150	168

WestRock MWV LLC, 7.95%, 2/15/31	100	130
		2,804

Department Stores – 0.0%

Kohl’s Corp., 3.25%, 2/1/23	100	99
4.75%, 12/15/23	69	73

Macy’s Retail Holdings, Inc., 3.88%, 1/15/22	30	30
2.88%, 2/15/23	150	145
4.50%, 12/15/34	12	10
5.13%, 1/15/42	40	34

Nordstrom, Inc., 4.00%, 10/15/21	150	154
7.00%, 1/15/38	26	29
		574

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Design, Manufacturing & Distribution – 0.0%

Arrow Electronics, Inc., 3.88%, 1/12/28	$250	$241

Diversified Banks – 1.4%

Bank of America Corp., 2.25%, 4/21/20	1,000	995
5.00%, 5/13/21	400	418
5.70%, 1/24/22	1,000	1,076
4.10%, 7/24/23	100	105
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23 (3)	1,379	1,373
4.13%, 1/22/24	100	105
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 3/5/24 (3)	250	254
4.00%, 4/1/24	165	172
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 7/23/24 (3)	1,000	1,028
4.20%, 8/26/24	655	678
4.00%, 1/22/25	1,595	1,627
3.95%, 4/21/25	1,000	1,017
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/1/25 (3)	750	744
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (3)	1,000	1,001
4.45%, 3/3/26	500	521
3.50%, 4/19/26	2,300	2,320
4.25%, 10/22/26	100	103
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 (3)	1,200	1,173
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 7/23/29 (3)	1,000	1,041
6.11%, 1/29/37	150	178
7.75%, 5/14/38	275	382
5.88%, 2/7/42	250	312
5.00%, 1/21/44	215	242

Citigroup, Inc., 2.70%, 3/30/21	575	574
4.50%, 1/14/22	735	767
4.05%, 7/30/22	90	93
3.38%, 3/1/23	150	152
3.50%, 5/15/23	190	193
3.88%, 10/25/23	200	208
4.00%, 8/5/24	1,050	1,083
3.88%, 3/26/25	750	756
5.50%, 9/13/25	350	384

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Diversified Banks – 1.4% – continued
3.70%, 1/12/26	$750	$762
4.60%, 3/9/26	205	214
3.20%, 10/21/26	505	495
4.30%, 11/20/26	825	838
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (3)	750	737
6.63%, 6/15/32	100	123
6.00%, 10/31/33	350	409
6.13%, 8/25/36	125	148
(Variable, ICE LIBOR USD 3M + 1.17%), 3.88%, 1/24/39 (3)	1,250	1,216
8.13%, 7/15/39	680	1,022
5.88%, 1/30/42	30	37
5.30%, 5/6/44	300	331
4.75%, 5/18/46	1,530	1,585

JPMorgan Chase & Co., 2.75%, 6/23/20	200	200
4.40%, 7/22/20	300	307
4.63%, 5/10/21	250	259
2.40%, 6/7/21	500	496
4.35%, 8/15/21	1,865	1,930
3.25%, 9/23/22	210	213
3.63%, 5/13/24	500	514
3.88%, 9/10/24	2,250	2,307
3.90%, 7/15/25	255	265
3.20%, 6/15/26	500	497
3.63%, 12/1/27	1,250	1,242
(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 2/1/28 (3)	500	509
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (3)	500	497
6.40%, 5/15/38	1,054	1,367
5.60%, 7/15/41	405	491
5.40%, 1/6/42	100	118
5.63%, 8/16/43	150	178
4.85%, 2/1/44	215	238
4.95%, 6/1/45	500	553
(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (3)	285	292
(Variable, ICE LIBOR USD 3M + 1.46%), 4.03%, 7/24/48 (3)	500	494
(Variable, ICE LIBOR USD 3M + 1.22%), 3.90%, 1/23/49 (3)	750	726
		42,685

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Educational Services – 0.0%

California Institute of Technology, 4.70%, 11/1/11 (4)	$110	$122

Johns Hopkins University, 4.08%, 7/1/53	100	108

Massachusetts Institute of Technology, 5.60%, 7/1/11 (4)	190	264
4.68%, 7/1/14 (5)	15	18
3.89%, 7/1/16 (6)	300	289

Northwestern University, 4.64%, 12/1/44	50	58

University of Pennsylvania, 4.67%, 9/1/12 (7)	100	112
		971

Electrical Equipment Manufacturing – 0.2%

ABB Finance USA, Inc., 4.38%, 5/8/42	250	271

Amphenol Corp., 3.13%, 9/15/21	100	101

Emerson Electric Co., 2.63%, 12/1/21	225	225
2.63%, 2/15/23	85	84

General Electric Co., 4.38%, 9/16/20	115	117
4.63%, 1/7/21	400	411
3.15%, 9/7/22	750	747
2.70%, 10/9/22	580	570
3.10%, 1/9/23	500	497
3.45%, 5/15/24	520	518
6.75%, 3/15/32	150	173
6.15%, 8/7/37	150	164
5.88%, 1/14/38	400	426
6.88%, 1/10/39	300	355
4.50%, 3/11/44	250	228

Honeywell International, Inc., 4.25%, 3/1/21	416	430
3.35%, 12/1/23	260	266
2.50%, 11/1/26	780	761
3.81%, 11/21/47	125	127

Rockwell Automation, Inc., 6.25%, 12/1/37	150	188
4.20%, 3/1/49	100	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Electrical Equipment Manufacturing – 0.2% – continued

Roper Technologies, Inc., 3.00%, 12/15/20	$125	$125
		6,890

Entertainment Content – 0.3%

CBS Corp., 3.70%, 8/15/24	825	839
5.50%, 5/15/33	235	256

TWDC Enterprises 18 Corp., 2.55%, 2/15/22	295	295
2.45%, 3/4/22	555	553
3.70%, 9/15/24 (8)	915	954
6.40%, 12/15/35 (8)(9)	40	53
8.15%, 10/17/36 (8)(9)	15	23
6.15%, 3/1/37 (8)(9)	70	91
6.65%, 11/15/37 (8)(9)	550	759
7.85%, 3/1/39 (8)(9)	100	152
6.90%, 8/15/39 (8)(9)	310	437
4.13%, 12/1/41	105	109
3.70%, 12/1/42	130	129
4.13%, 6/1/44	265	282
4.95%, 10/15/45 (8)(9)	500	595

Viacom, Inc., 3.88%, 4/1/24	245	249
6.88%, 4/30/36	530	622
5.85%, 9/1/43	60	65

Warner Media LLC, 3.60%, 7/15/25	265	264
3.88%, 1/15/26	65	65
3.80%, 2/15/27	980	976
5.38%, 10/15/41	500	530
		8,298

Exploration & Production – 0.5%

Anadarko Petroleum Corp., 7.95%, 6/15/39	650	826
6.20%, 3/15/40	455	511

Apache Corp., 3.25%, 4/15/22	142	142
5.10%, 9/1/40	620	610
5.25%, 2/1/42	260	262

Burlington Resources LLC, 5.95%, 10/15/36	125	159

Cimarex Energy Co., 3.90%, 5/15/27	200	199

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Exploration & Production – 0.5% – continued

CNOOC Finance 2015 USA LLC, 3.75%, 5/2/23	$500	$509

ConocoPhillips, 5.90%, 10/15/32	1,130	1,401
5.90%, 5/15/38	90	113
6.50%, 2/1/39	185	250

ConocoPhillips Co., 4.95%, 3/15/26	575	641

Devon Energy Corp., 3.25%, 5/15/22	105	106
5.85%, 12/15/25	660	749

EOG Resources, Inc., 2.63%, 3/15/23	670	665
3.15%, 4/1/25	145	145

EQT Corp., 4.88%, 11/15/21	95	98
3.00%, 10/1/22	230	226

Hess Corp., 7.13%, 3/15/33	690	799

Kerr-McGee Corp., 7.88%, 9/15/31	70	89

Marathon Oil Corp., 2.80%, 11/1/22	260	257
3.85%, 6/1/25	1,300	1,316
6.80%, 3/15/32	175	209
5.20%, 6/1/45	1,000	1,077

Occidental Petroleum Corp., 2.70%, 2/15/23	725	724
3.50%, 6/15/25	810	832
3.40%, 4/15/26	120	122
4.40%, 4/15/46	215	228
4.10%, 2/15/47	65	66

Pioneer Natural Resources Co., 3.95%, 7/15/22	85	87
7.20%, 1/15/28	100	121
		13,539

Financial Services – 1.4%

Ameriprise Financial, Inc., 4.00%, 10/15/23	250	262
3.70%, 10/15/24	500	517
2.88%, 9/15/26	435	426

Bank of New York Mellon (The) Corp., 2.05%, 5/3/21	500	494

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Financial Services – 1.4% – continued
3.55%, 9/23/21	$1,455	$1,487
2.20%, 8/16/23	285	277
3.25%, 5/16/27	500	505

BlackRock, Inc., 4.25%, 5/24/21	280	290
3.50%, 3/18/24	250	260
3.20%, 3/15/27	1,000	1,015

Charles Schwab (The) Corp., 4.45%, 7/22/20	250	256
2.65%, 1/25/23	175	175
3.00%, 3/10/25	335	337
3.45%, 2/13/26	280	286
3.20%, 3/2/27	500	503

CME Group, Inc., 3.75%, 6/15/28	300	316
5.30%, 9/15/43	125	153

Goldman Sachs Group (The), Inc., 2.60%, 4/23/20	250	249
2.75%, 9/15/20	75	75
2.63%, 4/25/21	1,025	1,021
5.25%, 7/27/21	2,540	2,668
5.75%, 1/24/22	360	386
3.63%, 1/22/23	1,500	1,526
4.00%, 3/3/24	55	57
3.75%, 5/22/25	1,505	1,520
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (3)	500	494
3.75%, 2/25/26	1,540	1,545
5.95%, 1/15/27	80	89
3.85%, 1/26/27	195	196
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 4/23/29 (3)	1,000	991
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 5/1/29 (3)	1,000	1,022
6.75%, 10/1/37	615	750
(Variable, ICE LIBOR USD 3M + 1.43%), 4.41%, 4/23/39 (3)	750	751
6.25%, 2/1/41	300	370
4.80%, 7/8/44	350	370
4.75%, 10/21/45	250	266

Intercontinental Exchange, Inc., 2.35%, 9/15/22	500	492
4.00%, 10/15/23	1,800	1,890
4.25%, 9/21/48	450	472

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Financial Services – 1.4% – continued

Jefferies Group LLC, 5.13%, 1/20/23	$315	$334

Legg Mason, Inc., 5.63%, 1/15/44	269	266

Morgan Stanley, 2.80%, 6/16/20	190	190
5.75%, 1/25/21	1,000	1,050
2.50%, 4/21/21	510	507
5.50%, 7/28/21	2,088	2,209
2.63%, 11/17/21	945	941
4.10%, 5/22/23	1,280	1,318
3.88%, 4/29/24	1,410	1,450
3.70%, 10/23/24	310	315
4.00%, 7/23/25	1,215	1,251
3.88%, 1/27/26	190	194
3.13%, 7/27/26	250	243
6.25%, 8/9/26	100	116
3.95%, 4/23/27	490	490
(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28 (3)	1,000	992
6.38%, 7/24/42	300	387
4.30%, 1/27/45	575	585
4.38%, 1/22/47	475	490

Nasdaq, Inc., 3.85%, 6/30/26	1,060	1,075

National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22	35	35
2.85%, 1/27/25	1,000	995
8.00%, 3/1/32	50	70
4.30%, 3/15/49	125	132

State Street Corp., (Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (3)	1,000	994
3.10%, 5/15/23	225	228
3.70%, 11/20/23	550	574
3.30%, 12/16/24	120	123
2.65%, 5/19/26	450	440

TD Ameritrade Holding Corp., 2.95%, 4/1/22	80	81
3.63%, 4/1/25	250	257
		43,091

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Food & Beverage – 1.0%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	$1,910	$1,918

Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	150	134
4.63%, 2/1/44	250	242

Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25	1,000	1,042
4.75%, 1/23/29	1,575	1,678
4.38%, 4/15/38	1,250	1,200
8.20%, 1/15/39	750	1,041
5.45%, 1/23/39	500	541
4.95%, 1/15/42	1,000	1,005
3.75%, 7/15/42	65	56
4.60%, 4/15/48	500	480
4.44%, 10/6/48	304	286

Archer-Daniels-Midland Co., 4.48%, 3/1/21	34	35
2.50%, 8/11/26	305	293
4.02%, 4/16/43	56	57
4.50%, 3/15/49	250	275

Brown-Forman Corp., 3.75%, 1/15/43	50	49
4.50%, 7/15/45	200	220

Campbell Soup Co., 4.25%, 4/15/21	500	511
2.50%, 8/2/22	205	200
3.65%, 3/15/23	300	304
3.80%, 8/2/42	40	32

Coca-Cola (The) Co., 2.45%, 11/1/20	500	500
3.15%, 11/15/20	260	262
3.30%, 9/1/21	250	254
2.50%, 4/1/23	355	355
3.20%, 11/1/23	100	103
2.55%, 6/1/26	770	750

Conagra Brands, Inc., 3.25%, 9/15/22	55	55
3.20%, 1/25/23	118	118
7.00%, 10/1/28	200	234
5.30%, 11/1/38	1,000	1,012

Constellation Brands, Inc., 2.65%, 11/7/22	625	617

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Food & Beverage – 1.0% – continued
4.40%, 11/15/25	$188	$197
3.50%, 5/9/27	500	488
3.60%, 2/15/28	250	244
5.25%, 11/15/48	167	177

General Mills, Inc., 3.15%, 12/15/21	500	504
2.60%, 10/12/22	140	138
3.65%, 2/15/24	75	77
3.20%, 2/10/27	1,000	970
5.40%, 6/15/40	70	75

Hershey (The) Co., 2.30%, 8/15/26	365	348

Ingredion, Inc., 3.20%, 10/1/26	250	239

JM Smucker (The) Co., 3.50%, 3/15/25	500	501
4.38%, 3/15/45	250	235

Kellogg Co., 4.00%, 12/15/20	250	255
2.75%, 3/1/23	350	345
4.50%, 4/1/46	750	710

Keurig Dr. Pepper, Inc., 3.13%, 12/15/23	85	84
2.55%, 9/15/26	95	87
4.42%, 12/15/46	450	412

Kraft Heinz Foods Co., 2.80%, 7/2/20	370	370
3.50%, 6/6/22	880	890
4.00%, 6/15/23	250	257
3.95%, 7/15/25	140	141
3.00%, 6/1/26	130	121
5.00%, 7/15/35	500	493
5.00%, 6/4/42	205	194
5.20%, 7/15/45	670	647
4.38%, 6/1/46	125	108

McCormick & Co., Inc., 2.70%, 8/15/22	160	159

Mead Johnson Nutrition Co., 3.00%, 11/15/20	250	251
5.90%, 11/1/39	451	561

Molson Coors Brewing Co., 2.10%, 7/15/21	245	240
5.00%, 5/1/42	575	564

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Food & Beverage – 1.0% – continued

Mondelez International, Inc., 3.63%, 2/13/26	$171	$173

PepsiCo, Inc., 2.15%, 10/14/20	285	284
3.00%, 8/25/21	770	776
1.70%, 10/6/21	45	44
2.75%, 3/5/22	385	389
2.75%, 4/30/25	500	501
3.50%, 7/17/25	100	104
2.85%, 2/24/26	115	114
2.38%, 10/6/26	245	235
3.00%, 10/15/27	95	94
4.00%, 3/5/42	50	52
3.60%, 8/13/42	50	50
4.25%, 10/22/44	320	345
4.60%, 7/17/45	130	148

Tyson Foods, Inc., 4.50%, 6/15/22	300	313
4.88%, 8/15/34	100	103
5.10%, 9/28/48	250	254
		30,920

Forest & Paper Products Manufacturing – 0.0%

Georgia-Pacific LLC, 8.00%, 1/15/24	500	611
7.75%, 11/15/29	500	680
		1,291

Hardware – 0.2%

Dell International LLC/EMC Corp., 4.42%, 6/15/21 (8)	440	451
5.45%, 6/15/23 (8)	1,015	1,082
6.02%, 6/15/26 (8)	210	226
8.10%, 7/15/36 (8)	500	587
8.35%, 7/15/46 (8)	440	531

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	830	868
4.90%, 10/15/25	1,445	1,536
6.35%, 10/15/45	200	210

HP, Inc., 4.05%, 9/15/22	25	26
6.00%, 9/15/41	275	294

NetApp, Inc., 3.30%, 9/29/24	160	158
		5,969

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Health Care Facilities & Services – 0.6%

AHS Hospital Corp., 5.02%, 7/1/45	$100	$117

AmerisourceBergen Corp., 3.25%, 3/1/25	135	133
4.25%, 3/1/45	60	54
4.30%, 12/15/47	1,000	907

Cardinal Health, Inc., 4.63%, 12/15/20	697	717
3.20%, 6/15/22	150	150
3.75%, 9/15/25	250	250
4.60%, 3/15/43	35	32
4.50%, 11/15/44	175	159
4.37%, 6/15/47	500	442

Cigna Corp., 4.38%, 10/15/28 (8)	2,970	3,081
4.90%, 12/15/48 (8)	665	686

CVS Health Corp., 4.13%, 5/15/21	100	102
2.75%, 12/1/22	850	838
3.70%, 3/9/23	455	462
3.38%, 8/12/24	250	249
4.10%, 3/25/25	250	257
3.88%, 7/20/25	2,138	2,164
4.30%, 3/25/28	435	441
5.30%, 12/5/43	750	781
5.13%, 7/20/45	330	335
5.05%, 3/25/48	1,555	1,567

Dignity Health, 5.27%, 11/1/64	200	211

Express Scripts Holding Co., 4.75%, 11/15/21	500	522
4.50%, 2/25/26	1,130	1,183
6.13%, 11/15/41	21	25
4.80%, 7/15/46	250	254

HCA, Inc., 5.00%, 3/15/24	500	530
5.25%, 4/15/25	500	537
4.50%, 2/15/27	750	770

Laboratory Corp. of America Holdings, 4.70%, 2/1/45	300	292

McKesson Corp., 2.70%, 12/15/22	120	118
3.80%, 3/15/24	160	163

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Health Care Facilities & Services – 0.6% – continued

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	$100	$104

NYU Langone Hospitals, 4.37%, 7/1/47	500	530

Quest Diagnostics, Inc., 3.45%, 6/1/26	115	114
5.75%, 1/30/40	28	30
		19,307

Home & Office Products Manufacturing – 0.1%

Leggett & Platt, Inc., 3.50%, 11/15/27	818	786

Newell Brands, Inc., 3.85%, 4/1/23	1,000	989
4.20%, 4/1/26	100	95
		1,870

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	269
2.90%, 11/1/22	65	65

Whirlpool Corp., 4.85%, 6/15/21	100	104
4.70%, 6/1/22	100	105
3.70%, 3/1/23	100	102
3.70%, 5/1/25	250	251
4.50%, 6/1/46	90	79
		975

Homebuilders – 0.0%

D.R. Horton, Inc., 2.55%, 12/1/20	115	114

Industrial Other – 0.1%

Fluor Corp., 3.50%, 12/15/24	1,425	1,425

Integrated Oils – 0.3%

BP Capital Markets America, Inc., 3.22%, 11/28/23	680	688
3.80%, 9/21/25	905	938
3.12%, 5/4/26	535	534
3.02%, 1/16/27	790	776

Chevron Corp., 2.42%, 11/17/20	1,000	998
2.50%, 3/3/22	545	545

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Integrated Oils – 0.3% – continued
2.36%, 12/5/22	$270	$268
2.57%, 5/16/23	170	170
2.90%, 3/3/24	200	202
3.33%, 11/17/25	140	144
2.95%, 5/16/26	1,325	1,335

Exxon Mobil Corp., 2.73%, 3/1/23	1,025	1,032
3.57%, 3/6/45	590	589
4.11%, 3/1/46	350	379
		8,598

Internet Media – 0.0%

Alphabet, Inc., 3.63%, 5/19/21	250	256

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	35
6.35%, 3/15/40	250	276
		311

Life Insurance – 0.3%

Aflac, Inc., 6.45%, 8/15/40	15	19

Lincoln National Corp., 4.85%, 6/24/21	100	104
3.63%, 12/12/26	265	266
6.15%, 4/7/36	10	12
6.30%, 10/9/37	100	122

MetLife, Inc., 4.75%, 2/8/21	420	435
3.05%, 12/15/22	280	283
3.60%, 4/10/24	400	413
3.00%, 3/1/25	435	436
6.38%, 6/15/34	485	629
5.70%, 6/15/35	215	259
6.40%, 12/15/36	150	161
4.05%, 3/1/45	635	634

Primerica, Inc., 4.75%, 7/15/22	100	105

Principal Financial Group, Inc., 4.63%, 9/15/42	40	41

Protective Life Corp., 8.45%, 10/15/39	425	606

Prudential Financial, Inc., 5.38%, 6/21/20	175	181

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Life Insurance – 0.3% – continued
4.50%, 11/15/20	$270	$278
3.50%, 5/15/24	85	88
5.70%, 12/14/36	200	238

(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (3)	275	278
3.91%, 12/7/47	344	332
3.94%, 12/7/49	335	323

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	572

Torchmark Corp., 3.80%, 9/15/22	420	428

Voya Financial, Inc., 4.80%, 6/15/46	1,000	1,036
		8,279

Machinery Manufacturing – 0.4%

Caterpillar Financial Services Corp., 3.75%, 11/24/23	1,000	1,046

Caterpillar, Inc., 3.90%, 5/27/21	500	513
3.40%, 5/15/24	1,000	1,036
5.20%, 5/27/41	250	296
3.80%, 8/15/42	500	508
4.30%, 5/15/44	150	161

Deere & Co., 2.60%, 6/8/22	125	125
5.38%, 10/16/29	250	297
8.10%, 5/15/30	100	139

Dover Corp., 4.30%, 3/1/21	310	317

Eaton Corp., 2.75%, 11/2/22	1,500	1,494
3.10%, 9/15/27	250	246

IDEX Corp., 4.20%, 12/15/21	200	204

Illinois Tool Works, Inc., 3.38%, 9/15/21	250	254
3.50%, 3/1/24	250	258
3.90%, 9/1/42	700	734

Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	1,500	1,573
5.75%, 6/15/43	150	179

John Deere Capital Corp., 2.45%, 9/11/20	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Machinery Manufacturing – 0.4% – continued
3.13%, 9/10/21	$125	$126
3.15%, 10/15/21	250	253
2.80%, 1/27/23	150	151
2.80%, 3/6/23	500	502
3.05%, 1/6/28	250	249

Parker-Hannifin Corp., 3.30%, 11/21/24	500	509
4.20%, 11/21/34	200	210
4.45%, 11/21/44	500	534
		12,014

Managed Care – 0.3%

Aetna, Inc., 4.13%, 6/1/21	250	255
2.75%, 11/15/22	400	395
6.63%, 6/15/36	40	47
6.75%, 12/15/37	150	181
4.50%, 5/15/42	100	95

Anthem, Inc., 3.50%, 8/15/24	545	552
3.35%, 12/1/24	750	755
4.63%, 5/15/42	525	542

Cigna Holding Co., 3.25%, 4/15/25	330	327

Humana, Inc., 3.95%, 3/15/27	85	86
8.15%, 6/15/38	280	385

UnitedHealth Group, Inc., 4.70%, 2/15/21	300	310
3.35%, 7/15/22	1,255	1,282
3.50%, 2/15/24	40	41
3.75%, 7/15/25	655	684
3.45%, 1/15/27	1,500	1,527
3.88%, 12/15/28	145	152
5.80%, 3/15/36	250	307
6.63%, 11/15/37	640	861
6.88%, 2/15/38	170	234
		9,018

Mass Merchants – 0.3%

Costco Wholesale Corp., 2.75%, 5/18/24	750	755

Dollar General Corp., 3.25%, 4/15/23	900	905

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Mass Merchants – 0.3% – continued

Dollar Tree, Inc., 3.70%, 5/15/23	$165	$167

Target Corp., 3.88%, 7/15/20	195	199
2.90%, 1/15/22	515	522
3.63%, 4/15/46	500	472
3.90%, 11/15/47	225	223

Walmart, Inc., 3.63%, 7/8/20	200	203
2.35%, 12/15/22	500	497
3.30%, 4/22/24	625	643
3.70%, 6/26/28	2,152	2,267
3.95%, 6/28/38	500	525
4.00%, 4/11/43	415	431
3.63%, 12/15/47	500	494
		8,303

Medical Equipment & Devices Manufacturing – 0.5%

Abbott Laboratories, 2.95%, 3/15/25	1,000	995
3.75%, 11/30/26	564	586
4.75%, 11/30/36	555	621
4.75%, 4/15/43	650	722

Agilent Technologies, Inc., 3.20%, 10/1/22	225	227
3.88%, 7/15/23	250	258

Baxter International, Inc., 1.70%, 8/15/21	60	58
3.50%, 8/15/46	350	302

Becton Dickinson and Co., 3.25%, 11/12/20	430	432
3.13%, 11/8/21	150	151
3.30%, 3/1/23	130	129
5.00%, 11/12/40	570	580
4.69%, 12/15/44	305	315

Boston Scientific Corp., 3.85%, 5/15/25	250	257
4.00%, 3/1/28	1,000	1,028
7.38%, 1/15/40	100	136
4.70%, 3/1/49	500	531

Medtronic, Inc., 4.13%, 3/15/21	500	513
3.13%, 3/15/22	150	152
3.50%, 3/15/25	750	773

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Medical Equipment & Devices Manufacturing – 0.5% – continued
4.38%, 3/15/35	$1,275	$1,392
4.63%, 3/15/45	500	572

Stryker Corp., 2.63%, 3/15/21	500	498
3.38%, 11/1/25	250	254
4.10%, 4/1/43	50	50
4.38%, 5/15/44	200	206
4.63%, 3/15/46	750	807

Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	1,250	1,271
3.30%, 2/15/22	320	324
4.15%, 2/1/24	100	105
2.95%, 9/19/26	155	150

Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120	120
3.38%, 11/30/21	250	252
3.15%, 4/1/22	500	501
3.55%, 4/1/25	120	118
		15,386

Metals & Mining – 0.2%

Barrick North America Finance LLC, 5.70%, 5/30/41	500	571

Newmont Mining Corp., 5.88%, 4/1/35	100	115
4.88%, 3/15/42	150	157

Nucor Corp., 4.00%, 8/1/23	250	261
6.40%, 12/1/37	150	189
5.20%, 8/1/43	125	142
4.40%, 5/1/48	1,000	1,023

Southern Copper Corp., 3.88%, 4/23/25	100	101
7.50%, 7/27/35	300	377
6.75%, 4/16/40	90	108
5.88%, 4/23/45	1,500	1,681
		4,725

Oil & Gas Services & Equipment – 0.2%

Baker Hughes a GE Co. LLC, 3.20%, 8/15/21	1,075	1,084
5.13%, 9/15/40	40	42

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	170	156

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Oil & Gas Services & Equipment – 0.2% – continued

Halliburton Co., 3.80%, 11/15/25	$2,005	$2,049
4.85%, 11/15/35	25	26
6.70%, 9/15/38	35	44
7.45%, 9/15/39	840	1,136
4.75%, 8/1/43	15	16
		4,553

Pharmaceuticals – 0.7%

AbbVie, Inc., 2.50%, 5/14/20	440	439
2.30%, 5/14/21	800	791
3.38%, 11/14/21	500	506
2.90%, 11/6/22	1,000	998
3.60%, 5/14/25	225	226
3.20%, 5/14/26	250	242
4.25%, 11/14/28	300	306
4.40%, 11/6/42	415	384
4.70%, 5/14/45	1,340	1,291

Allergan Finance LLC, 3.25%, 10/1/22	1,000	1,000

Bayer US Finance II LLC, 5.50%, 8/15/25 (8)	50	52
4.40%, 7/15/44 (8)	250	221

Bristol-Myers Squibb Co., 2.00%, 8/1/22	600	588

Eli Lilly & Co., 3.88%, 3/15/39	250	256

GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	1,000	1,023
3.88%, 5/15/28	1,000	1,049
5.38%, 4/15/34	150	179
6.38%, 5/15/38	530	699
4.20%, 3/18/43	20	21

Johnson & Johnson, 1.65%, 3/1/21	185	182
3.55%, 5/15/21	250	255
2.45%, 3/1/26	500	489
4.38%, 12/5/33	250	280
5.95%, 8/15/37	100	130
4.85%, 5/15/41	400	469
3.50%, 1/15/48	1,000	977

Merck & Co., Inc., 2.35%, 2/10/22	1,000	998

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Pharmaceuticals – 0.7% – continued
2.80%, 5/18/23	$300	$303
2.75%, 2/10/25	500	501
3.60%, 9/15/42	25	24
4.15%, 5/18/43	60	64

Mylan, Inc., 5.40%, 11/29/43	585	537

Novartis Capital Corp., 4.40%, 4/24/20	185	188
2.40%, 5/17/22	170	169
2.40%, 9/21/22	40	40
3.40%, 5/6/24	250	259
4.40%, 5/6/44	250	276

Pfizer, Inc., 1.95%, 6/3/21	500	494
2.20%, 12/15/21	90	89
3.40%, 5/15/24	150	155
7.20%, 3/15/39	700	1,013
4.40%, 5/15/44	500	543
4.13%, 12/15/46	750	788

Pharmacia LLC, 6.60%, 12/1/28	125	158

Wyeth LLC, 5.95%, 4/1/37	725	922

Zoetis, Inc., 3.25%, 2/1/23	500	505
4.70%, 2/1/43	40	43
3.95%, 9/12/47	450	426
		21,548

Pipeline – 0.8%

Boardwalk Pipelines L.P., 4.45%, 7/15/27	1,650	1,609

Buckeye Partners L.P., 4.88%, 2/1/21	50	51
3.95%, 12/1/26	40	38
5.60%, 10/15/44	500	480

El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	360	410

Enable Midstream Partners L.P., 3.90%, 5/15/24	200	199

Enbridge Energy Partners L.P., 4.20%, 9/15/21	65	67
7.50%, 4/15/38	50	67

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Pipeline – 0.8% – continued

Energy Transfer Operating L.P., 4.05%, 3/15/25	$25	$25
4.75%, 1/15/26	20	21
4.20%, 4/15/27	830	833
5.50%, 6/1/27	195	211
6.63%, 10/15/36	900	1,016
7.50%, 7/1/38	310	376

Enterprise Products Operating LLC, 3.35%, 3/15/23	110	112
3.90%, 2/15/24	820	851
3.95%, 2/15/27	500	517
4.15%, 10/16/28	2,009	2,111
6.88%, 3/1/33	50	64
7.55%, 4/15/38	485	654
6.45%, 9/1/40	30	37
5.95%, 2/1/41	40	48

Kinder Morgan Energy Partners L.P., 6.50%, 4/1/20	165	171
4.30%, 5/1/24	170	178
7.75%, 3/15/32	95	123
7.30%, 8/15/33	175	217
6.55%, 9/15/40	205	239
7.50%, 11/15/40	105	133
6.38%, 3/1/41	35	41
5.63%, 9/1/41	310	332
5.40%, 9/1/44	250	264

Kinder Morgan, Inc., 6.50%, 9/15/20	255	268

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	205
5.00%, 3/1/26	500	543
5.15%, 10/15/43	20	22

MPLX L.P., 4.50%, 7/15/23	1,245	1,305
4.70%, 4/15/48	1,000	955

ONEOK Partners L.P., 3.38%, 10/1/22	30	30
4.90%, 3/15/25	40	43
6.65%, 10/1/36	80	91
6.20%, 9/15/43	20	23

ONEOK, Inc., 4.55%, 7/15/28	35	36
5.20%, 7/15/48	1,000	1,026

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Pipeline – 0.8% – continued

Phillips 66 Partners L.P., 3.61%, 2/15/25	$76	$76
3.55%, 10/1/26	470	462

Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/25	525	547
4.50%, 12/15/26	795	814
6.65%, 1/15/37	80	90
5.15%, 6/1/42	130	124

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	340	374
5.00%, 3/15/27	1,055	1,119

Southern Union Co., 8.25%, 11/15/29	25	31

Spectra Energy Partners L.P., 3.38%, 10/15/26	200	197
5.95%, 9/25/43	300	353

Sunoco Logistics Partners Operations L.P., 5.95%, 12/1/25	175	194
3.90%, 7/15/26	125	124
4.95%, 1/15/43	1,000	933
5.35%, 5/15/45	95	93

Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	505	601
7.00%, 10/15/28	545	665
8.38%, 6/15/32	215	283
7.63%, 4/1/37	5	6

Williams (The) Cos., Inc., 3.60%, 3/15/22	800	812
6.30%, 4/15/40	995	1,163
5.80%, 11/15/43	200	221
		25,324

Power Generation – 0.1%

Consumers Energy Co., 2.85%, 5/15/22	545	548

Exelon Generation Co. LLC, 4.25%, 6/15/22	250	259
6.25%, 10/1/39	1,000	1,110
5.75%, 10/1/41	430	448

System Energy Resources, Inc., 4.10%, 4/1/23	160	165
		2,530

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Property & Casualty Insurance – 0.4%

Alleghany Corp., 4.95%, 6/27/22	$55	$58

Allstate (The) Corp., 5.55%, 5/9/35	50	60
5.20%, 1/15/42	225	257
(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (3)	225	247

American International Group, Inc., 3.75%, 7/10/25	895	896
3.90%, 4/1/26	950	956
4.50%, 7/16/44	30	29
4.80%, 7/10/45	15	15
4.38%, 1/15/55	105	94

Aon Corp., 5.00%, 9/30/20	200	207

Berkshire Hathaway Finance Corp., 5.75%, 1/15/40	255	316
4.40%, 5/15/42	100	107
4.30%, 5/15/43	440	466

Berkshire Hathaway, Inc., 2.75%, 3/15/23	30	30
3.13%, 3/15/26	1,445	1,460

Chubb (The) Corp., 6.00%, 5/11/37	50	64
6.50%, 5/15/38	85	115

Chubb INA Holdings, Inc., 3.15%, 3/15/25	295	298
3.35%, 5/3/26	1,000	1,018
6.70%, 5/15/36	50	67
4.15%, 3/13/43	100	105

Hartford Financial Services Group (The), Inc., 5.13%, 4/15/22	145	155
5.95%, 10/15/36	285	340

Loews Corp., 2.63%, 5/15/23	250	248
4.13%, 5/15/43	75	74

Marsh & McLennan Cos., Inc., 3.50%, 6/3/24	75	76
3.50%, 3/10/25	385	395
3.75%, 3/14/26	75	77

Progressive (The) Corp., 3.75%, 8/23/21	330	336
2.45%, 1/15/27	250	238

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Property & Casualty Insurance – 0.4% – continued
4.20%, 3/15/48	$500	$523

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	97

Travelers (The) Cos., Inc., 6.25%, 6/15/37	375	494
5.35%, 11/1/40	10	12
4.60%, 8/1/43	75	83
4.00%, 5/30/47	1,015	1,037
		11,050

Publishing & Broadcasting – 0.2%

Discovery Communications LLC, 3.30%, 5/15/22	340	342
2.95%, 3/20/23	110	109
3.95%, 6/15/25 (8)	230	232
3.95%, 3/20/28	1,455	1,414
6.35%, 6/1/40	195	214

NBCUniversal Media LLC, 4.38%, 4/1/21	935	966
2.88%, 1/15/23	125	125
5.95%, 4/1/41	590	725
4.45%, 1/15/43	650	673
		4,800

Railroad – 0.3%

Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	355	371
3.40%, 9/1/24	80	82
3.00%, 4/1/25	325	328
3.65%, 9/1/25	200	208
6.20%, 8/15/36	455	580
5.75%, 5/1/40	225	279
4.40%, 3/15/42	280	300
4.38%, 9/1/42	975	1,040
4.70%, 9/1/45	870	971

CSX Corp., 4.25%, 6/1/21	100	103
3.70%, 11/1/23	50	52
3.40%, 8/1/24	500	509
2.60%, 11/1/26	270	256
6.00%, 10/1/36	100	120
6.15%, 5/1/37	190	232
6.22%, 4/30/40	365	453
5.50%, 4/15/41	50	58

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Railroad – 0.3% – continued

Norfolk Southern Corp., 2.90%, 2/15/23	$725	$726
3.95%, 10/1/42	20	19
4.45%, 6/15/45	275	286
3.94%, 11/1/47	524	509
5.10%, 8/1/18 (10)	100	104

Union Pacific Corp., 4.16%, 7/15/22	437	456
2.95%, 1/15/23	35	35
2.75%, 4/15/23	65	65
3.65%, 2/15/24	524	541
2.75%, 3/1/26	300	292
4.75%, 9/15/41	100	108
4.30%, 6/15/42	200	203
4.82%, 2/1/44	1,000	1,077
		10,363

Real Estate – 0.6%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	105
3.95%, 1/15/28	2,000	2,012

American Campus Communities Operating Partnership L.P., 4.13%, 7/1/24	100	102

American Tower Corp., 3.50%, 1/31/23	210	213
4.00%, 6/1/25	115	118
3.38%, 10/15/26	125	122
3.13%, 1/15/27	185	177

AvalonBay Communities, Inc., 3.63%, 10/1/20	75	76
2.95%, 9/15/22	50	50
4.35%, 4/15/48	500	530

Boston Properties L.P., 3.85%, 2/1/23	60	62
3.13%, 9/1/23	135	136
3.65%, 2/1/26	90	91

Camden Property Trust, 2.95%, 12/15/22	150	150

Corporate Office Properties L.P., 3.60%, 5/15/23	90	89
5.25%, 2/15/24	100	105

Digital Realty Trust L.P., 5.25%, 3/15/21	150	155

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Real Estate – 0.6% – continued
3.63%, 10/1/22	$250	$253

Duke Realty L.P., 4.38%, 6/15/22	100	104

EPR Properties, 5.75%, 8/15/22	100	107
4.75%, 12/15/26	1,000	1,027

Equity Commonwealth, 5.88%, 9/15/20	100	102

ERP Operating L.P., 4.75%, 7/15/20	335	342
4.63%, 12/15/21	111	116
3.50%, 3/1/28	1,000	1,016
4.50%, 6/1/45	55	59

Essex Portfolio L.P., 3.25%, 5/1/23	50	50
3.88%, 5/1/24	200	205

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 3.15%, 8/1/22	100	100
4.25%, 11/15/23	90	94
3.88%, 8/15/24	860	876
3.40%, 2/1/25	200	199

Highwoods Realty L.P., 3.63%, 1/15/23	100	100

Hospitality Properties Trust, 4.50%, 3/15/25	365	362

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	214

Kilroy Realty L.P., 4.38%, 10/1/25	200	206

Kimco Realty Corp., 3.20%, 5/1/21	240	241

Liberty Property L.P., 4.13%, 6/15/22	250	258
4.40%, 2/15/24	80	84

Mid-America Apartments L.P., 3.75%, 6/15/24	100	102

National Retail Properties, Inc., 3.80%, 10/15/22	100	102
3.30%, 4/15/23	100	101

Office Properties Income Trust, 4.50%, 2/1/25	150	143

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Real Estate – 0.6% – continued

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	$100	$103

Realty Income Corp., 3.25%, 10/15/22	265	269
4.65%, 8/1/23	185	198
3.65%, 1/15/28	240	244

Regency Centers Corp., 3.75%, 11/15/22	100	102

Simon Property Group L.P., 2.75%, 2/1/23	30	30
3.38%, 10/1/24	90	92
3.30%, 1/15/26	70	70
3.38%, 6/15/27	585	589
3.38%, 12/1/27	1,865	1,873
6.75%, 2/1/40	690	930

UDR, Inc., 4.63%, 1/10/22	165	172

Ventas Realty L.P., 3.75%, 5/1/24	210	215
5.70%, 9/30/43	100	115

Ventas Realty L.P./Ventas Capital Corp., 4.25%, 3/1/22	185	191
3.25%, 8/15/22	320	323

Washington Real Estate Investment Trust, 4.95%, 10/1/20	215	219

Welltower, Inc., 5.13%, 3/15/43	150	159

Weyerhaeuser Co., 4.63%, 9/15/23	185	195
6.88%, 12/15/33	740	935
		17,905

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 3.63%, 9/15/24	305	308
5.13%, 12/15/26 (8)	210	225
6.50%, 3/1/41	466	568

Phillips 66, 4.65%, 11/15/34	395	424
5.88%, 5/1/42	305	371

Valero Energy Corp., 7.50%, 4/15/32	765	976
		2,872

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Restaurants – 0.2%

McDonald’s Corp., 2.20%, 5/26/20	$1,890	$1,881
3.63%, 5/20/21	200	204
6.30%, 10/15/37	505	626
3.70%, 2/15/42	1,050	960
3.63%, 5/1/43	209	189
4.88%, 12/9/45	542	586
4.45%, 3/1/47	350	357

Starbucks Corp., 2.10%, 2/4/21	540	535
3.85%, 10/1/23	200	208
4.30%, 6/15/45	200	196
		5,742

Retail – Consumer Discretionary – 0.5%

Amazon.com, Inc., 2.50%, 11/29/22	150	150
2.80%, 8/22/24	980	982
3.80%, 12/5/24	20	21
5.20%, 12/3/25	500	567
4.80%, 12/5/34	1,050	1,222
4.95%, 12/5/44	155	185
4.05%, 8/22/47	105	111
4.25%, 8/22/57	500	538

AutoZone, Inc., 4.00%, 11/15/20	250	253
2.50%, 4/15/21	95	94
3.70%, 4/15/22	55	56
3.13%, 7/15/23	135	135
3.75%, 6/1/27	250	253

eBay, Inc., 2.60%, 7/15/22	500	493
2.75%, 1/30/23	110	109
3.60%, 6/5/27	500	487
4.00%, 7/15/42	235	200

Home Depot (The), Inc., 4.40%, 4/1/21	250	258
2.63%, 6/1/22	475	478
2.70%, 4/1/23	125	126
3.00%, 4/1/26	170	171
2.13%, 9/15/26	275	260
5.88%, 12/16/36	350	440
5.40%, 9/15/40	500	602
5.95%, 4/1/41	405	519

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Retail – Consumer Discretionary – 0.5% – continued
4.88%, 2/15/44	$405	$465

Lowe’s Cos., Inc., 4.63%, 4/15/20	100	101
3.80%, 11/15/21	500	511
3.12%, 4/15/22	500	505
3.13%, 9/15/24	550	553
4.65%, 4/15/42	50	51
3.70%, 4/15/46	750	664

O’Reilly Automotive, Inc., 3.55%, 3/15/26	1,175	1,171

QVC, Inc., 4.45%, 2/15/25	415	414
5.45%, 8/15/34	450	437

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	151
2.50%, 5/15/23	205	205
2.25%, 9/15/26	500	475
		14,413

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 3.25%, 8/15/26	615	552

Sysco Corp., 2.60%, 10/1/20	1,080	1,079
2.60%, 6/12/22	95	94
3.30%, 7/15/26	120	119
5.38%, 9/21/35	250	284
		2,128

Semiconductors – 0.3%

Altera Corp., 4.10%, 11/15/23	1,340	1,424

Analog Devices, Inc., 2.95%, 1/12/21	500	501

Applied Materials, Inc., 3.90%, 10/1/25	500	526
5.85%, 6/15/41	100	124

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/22	85	85
3.63%, 1/15/24	75	75
3.13%, 1/15/25	255	244
3.88%, 1/15/27	375	358

Intel Corp., 2.70%, 12/15/22	80	80

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Semiconductors – 0.3% – continued
3.70%, 7/29/25	$815	$854
4.00%, 12/15/32	50	55
4.80%, 10/1/41	80	93
3.73%, 12/8/47	1,053	1,059

KLA-Tencor Corp., 4.65%, 11/1/24	300	320

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	50

QUALCOMM, Inc., 3.45%, 5/20/25	485	489
3.25%, 5/20/27	720	704
4.80%, 5/20/45	465	472
4.30%, 5/20/47	330	315
		7,828

Software & Services – 0.8%

Adobe, Inc., 3.25%, 2/1/25	250	256

Autodesk, Inc., 3.50%, 6/15/27	500	484

CA, Inc., 4.50%, 8/15/23	250	252

Citrix Systems, Inc., 4.50%, 12/1/27	200	197

DXC Technology Co., 4.45%, 9/18/22	200	207

Equifax, Inc., 3.30%, 12/15/22	365	366

IBM Credit LLC, 3.00%, 2/6/23	980	987

International Business Machines Corp., 2.88%, 11/9/22	235	236
3.63%, 2/12/24	170	175
7.00%, 10/30/25	385	473
3.45%, 2/19/26	1,105	1,122
6.50%, 1/15/28	100	123
4.00%, 6/20/42	320	314

Microsoft Corp., 2.00%, 11/3/20	10	10
2.40%, 2/6/22	2,000	1,997
2.00%, 8/8/23	765	747
3.63%, 12/15/23	335	350
2.88%, 2/6/24	645	652
3.13%, 11/3/25	845	865

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Software & Services – 0.8% – continued
2.40%, 8/8/26	$1,955	$1,895
3.30%, 2/6/27	1,375	1,412
4.20%, 11/3/35	40	44
4.50%, 10/1/40	1,210	1,375
3.50%, 11/15/42	150	148
4.88%, 12/15/43	365	433
3.75%, 2/12/45	145	149
4.45%, 11/3/45	360	408
3.70%, 8/8/46	630	643
4.00%, 2/12/55	465	487
3.95%, 8/8/56	215	224

Moody’s Corp., 4.88%, 2/15/24	250	268

Oracle Corp., 2.50%, 10/15/22	270	268
2.63%, 2/15/23	65	65
2.40%, 9/15/23	30	30
3.40%, 7/8/24	320	327
2.95%, 5/15/25	885	884
2.65%, 7/15/26	3,100	2,999
3.25%, 11/15/27	1,965	1,976
3.90%, 5/15/35	10	10
6.13%, 7/8/39	190	244
5.38%, 7/15/40	590	699
4.13%, 5/15/45	170	173
4.00%, 7/15/46	330	332
4.38%, 5/15/55	25	26

S&P Global, Inc., 6.55%, 11/15/37	100	131
		25,463

Supermarkets & Pharmacies – 0.1%

Kroger (The) Co., 2.95%, 11/1/21	660	661
3.40%, 4/15/22	400	405
2.65%, 10/15/26	1,135	1,045
7.50%, 4/1/31	200	251
6.90%, 4/15/38	100	119

Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	375	367
4.50%, 11/18/34	50	50
4.65%, 6/1/46	635	599
		3,497

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Tobacco – 0.3%

Altria Group, Inc., 4.75%, 5/5/21	$125	$130
2.85%, 8/9/22	100	100
2.95%, 5/2/23	100	99
3.80%, 2/14/24	222	226
2.63%, 9/16/26	95	88
4.80%, 2/14/29	250	258
4.25%, 8/9/42	575	500
4.50%, 5/2/43	250	225
5.38%, 1/31/44	370	369

BAT Capital Corp., 2.76%, 8/15/22	1,000	983
3.56%, 8/15/27	480	454
4.39%, 8/15/37	500	447
4.54%, 8/15/47	435	381

Philip Morris International, Inc., 4.13%, 5/17/21	250	257
2.90%, 11/15/21	300	302
2.50%, 11/2/22	250	248
2.63%, 3/6/23	100	99
3.38%, 8/11/25	250	252
6.38%, 5/16/38	280	347
3.88%, 8/21/42	150	138
4.13%, 3/4/43	100	95
4.88%, 11/15/43	100	104
4.25%, 11/10/44	350	340

Reynolds American, Inc., 3.25%, 6/12/20	861	862
4.45%, 6/12/25	500	514
7.25%, 6/15/37	250	292
6.15%, 9/15/43	65	68
5.85%, 8/15/45	310	318
		8,496

Transportation & Logistics – 0.1%

Cummins, Inc., 4.88%, 10/1/43	90	102

FedEx Corp., 2.70%, 4/15/23	685	676
3.40%, 2/15/28	95	94
3.90%, 2/1/35	100	94
3.88%, 8/1/42	50	44
4.10%, 4/15/43	50	45
4.95%, 10/17/48	1,000	1,030

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Transportation & Logistics – 0.1% – continued

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	$95	$98

PACCAR Financial Corp., 2.25%, 2/25/21	250	248

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	53

United Parcel Service, Inc., 2.35%, 5/16/22	165	164
6.20%, 1/15/38	85	110
3.63%, 10/1/42	105	99
3.40%, 11/15/46	290	260
4.25%, 3/15/49	75	78
		3,195

Travel & Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	1,430	1,435

Marriott International, Inc., 3.38%, 10/15/20	125	126
3.13%, 10/15/21	750	751
3.25%, 9/15/22	50	50
3.13%, 2/15/23	150	149
3.13%, 6/15/26	130	126
		2,637

Utilities – 1.8%

AEP Transmission Co. LLC, 4.00%, 12/1/46	200	201

Alabama Power Co., 6.13%, 5/15/38	50	64
5.50%, 3/15/41	150	177
4.10%, 1/15/42	730	724
3.85%, 12/1/42	60	59

Ameren Illinois Co., 2.70%, 9/1/22	500	500
3.25%, 3/1/25	500	507

American Water Capital Corp., 3.40%, 3/1/25	35	36
2.95%, 9/1/27	1,000	972
6.59%, 10/15/37	125	167
4.30%, 12/1/42	75	78
4.30%, 9/1/45	500	520

Appalachian Power Co., 4.60%, 3/30/21	250	258
7.00%, 4/1/38	75	98

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued

Arizona Public Service Co., 4.50%, 4/1/42	$230	$243
4.70%, 1/15/44	100	105

Atmos Energy Corp., 4.15%, 1/15/43	250	259
4.13%, 10/15/44	75	78

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	280
2.40%, 8/15/26	130	123
3.75%, 8/15/47	475	459

Berkshire Hathaway Energy Co., 6.13%, 4/1/36	585	735
5.15%, 11/15/43	500	578
3.80%, 7/15/48	500	478

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	103
2.40%, 9/1/26	50	47
3.00%, 2/1/27	150	148
3.55%, 8/1/42	40	39

CenterPoint Energy Resources Corp., 6.63%, 11/1/37	50	62
5.85%, 1/15/41	50	60
4.10%, 9/1/47	975	960

CMS Energy Corp., 3.00%, 5/15/26	40	39
3.45%, 8/15/27	500	500
4.88%, 3/1/44	500	547

Commonwealth Edison Co., 6.45%, 1/15/38	200	262
3.80%, 10/1/42	90	89
4.60%, 8/15/43	100	111

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	418

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	255
3.30%, 12/1/24	185	187
5.30%, 3/1/35	150	170
5.85%, 3/15/36	100	121
6.20%, 6/15/36	200	250
6.75%, 4/1/38	100	133
5.50%, 12/1/39	85	101
5.70%, 6/15/40	450	549

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued
4.45%, 3/15/44	$100	$105
3.85%, 6/15/46	100	97

Consolidated Edison, Inc., 2.00%, 5/15/21	85	84

Dominion Energy, Inc., 4.25%, 6/1/28	1,000	1,048
5.25%, 8/1/33	250	281
5.95%, 6/15/35	750	877
7.00%, 6/15/38	20	26
4.90%, 8/1/41	35	37
4.05%, 9/15/42	100	96

DTE Electric Co., 2.65%, 6/15/22	160	159
6.63%, 6/1/36	200	260
5.70%, 10/1/37	50	60
3.95%, 6/15/42	100	99
4.05%, 5/15/48	500	521

DTE Energy Co., 6.38%, 4/15/33	50	62

Duke Energy Carolinas LLC, 6.45%, 10/15/32	106	137
6.10%, 6/1/37	150	190
6.00%, 1/15/38	35	45
6.05%, 4/15/38	175	223
3.75%, 6/1/45	350	347

Duke Energy Corp., 3.75%, 4/15/24	100	103
3.75%, 9/1/46	120	112

Duke Energy Florida LLC, 6.35%, 9/15/37	50	66
6.40%, 6/15/38	285	382
3.40%, 10/1/46	290	270

Duke Energy Florida Project Finance LLC, 2.54%, 9/1/29	1,411	1,341

Duke Energy Indiana LLC, 6.12%, 10/15/35	500	627
6.35%, 8/15/38	25	33
6.45%, 4/1/39	225	299
4.90%, 7/15/43	1,000	1,136

Duke Energy Progress LLC, 4.10%, 3/15/43	200	207

Entergy Arkansas LLC, 3.05%, 6/1/23	250	250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued

Entergy Louisiana LLC, 5.40%, 11/1/24	$150	$169
3.05%, 6/1/31	950	907

Evergy, Inc., 5.29%, 6/15/22	220	233

Eversource Energy, 2.80%, 5/1/23	105	105
3.15%, 1/15/25	100	100
3.30%, 1/15/28	165	163

Exelon Corp., 5.63%, 6/15/35	75	85
5.10%, 6/15/45	100	112

Florida Power & Light Co., 5.65%, 2/1/37	335	414
5.95%, 2/1/38	150	193
5.96%, 4/1/39	250	322
5.69%, 3/1/40	30	38
4.13%, 2/1/42	250	265
4.05%, 6/1/42	100	105

Georgia Power Co., 2.40%, 4/1/21	75	74
2.85%, 5/15/22	100	99
4.30%, 3/15/42	60	59
4.30%, 3/15/43	100	98

Indiana Michigan Power Co., 6.05%, 3/15/37	200	245

Interstate Power & Light Co., 4.70%, 10/15/43	50	53

ITC Holdings Corp., 3.35%, 11/15/27	200	198

Kansas City Power & Light Co., 5.30%, 10/1/41	50	58

MidAmerican Energy Co., 3.50%, 10/15/24	100	104
4.80%, 9/15/43	100	114
4.40%, 10/15/44	150	164

National Fuel Gas Co., 4.90%, 12/1/21	150	154
3.75%, 3/1/23	250	251

National Grid USA, 5.80%, 4/1/35	425	484

Nevada Power Co., 6.65%, 4/1/36	100	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued
6.75%, 7/1/37	$1,000	$1,335
5.45%, 5/15/41	35	41

NextEra Energy Capital Holdings, Inc., (Variable, ICE LIBOR USD 3M + 2.13%), 4.74%, 6/15/67 (2)	25	22

NiSource, Inc., 5.95%, 6/15/41	100	117
5.25%, 2/15/43	100	110
4.80%, 2/15/44	580	610

Northern States Power Co., 6.25%, 6/1/36	100	130
5.35%, 11/1/39	1,065	1,283
4.13%, 5/15/44	200	210

NSTAR Electric Co., 3.50%, 9/15/21	85	86
2.38%, 10/15/22	100	99

Oglethorpe Power Corp., 5.38%, 11/1/40	150	167

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	66
4.15%, 4/1/47	200	203

Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	250	260
7.25%, 1/15/33	200	276
7.50%, 9/1/38	145	215

PacifiCorp, 2.95%, 2/1/22	100	101
5.25%, 6/15/35	50	57
6.10%, 8/1/36	200	251
6.25%, 10/15/37	275	351
6.00%, 1/15/39	60	76
4.13%, 1/15/49	50	52

Potomac Electric Power Co., 3.60%, 3/15/24	150	155

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	51
3.50%, 12/1/22	1,035	1,040
5.00%, 3/15/44	100	109

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	503
6.25%, 5/15/39	275	357
5.20%, 7/15/41	35	40
4.13%, 6/15/44	100	104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued

Progress Energy, Inc., 7.75%, 3/1/31	$50	$68

PSEG Power LLC, 8.63%, 4/15/31	565	754

Public Service Co. of Colorado, 3.20%, 11/15/20	500	503
2.25%, 9/15/22	100	99
2.50%, 3/15/23	150	148

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	51
6.63%, 11/15/37	125	157

Public Service Electric & Gas Co., 3.00%, 5/15/25	500	501
5.38%, 11/1/39	250	298
3.95%, 5/1/42	50	51
3.65%, 9/1/42	30	29
3.60%, 12/1/47	500	486

Puget Energy, Inc., 3.65%, 5/15/25	500	497

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	29
6.27%, 3/15/37	75	96
5.80%, 3/15/40	250	313
5.64%, 4/15/41	80	98

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	65
3.60%, 9/1/23	200	204
6.13%, 9/15/37	50	59
4.50%, 8/15/40	150	155
3.95%, 11/15/41	100	93
4.30%, 4/1/42	150	146

Sempra Energy, 2.88%, 10/1/22	60	59
2.90%, 2/1/23	500	493
3.55%, 6/15/24	250	250
3.25%, 6/15/27	150	144
6.00%, 10/15/39	250	293

Sierra Pacific Power Co., 3.38%, 8/15/23	160	163

South Carolina Electric & Gas Co., 6.05%, 1/15/38	265	326
4.35%, 2/1/42	56	59
5.10%, 6/1/65	50	57

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued

Southern (The) Co., 2.35%, 7/1/21	$2,000	$1,978
3.25%, 7/1/26	1,000	979

Southern California Edison Co., 3.88%, 6/1/21	150	151
2.40%, 2/1/22	180	175
6.65%, 4/1/29	300	329
6.00%, 1/15/34	100	113
5.35%, 7/15/35	586	626
5.55%, 1/15/37	275	301
5.95%, 2/1/38	100	114
6.05%, 3/15/39	50	58
5.50%, 3/15/40	150	163
3.90%, 3/15/43	150	138

Southern California Gas Co., 5.75%, 11/15/35	150	181
3.75%, 9/15/42	250	242
4.30%, 1/15/49	125	134

Southern Co. Gas Capital Corp., 3.50%, 9/15/21	950	962
5.88%, 3/15/41	600	713
4.40%, 5/30/47	250	251

Southern Power Co., 2.38%, 6/1/20	155	154
5.25%, 7/15/43	60	63

Southwest Gas Corp., 3.80%, 9/29/46	250	235

Southwestern Electric Power Co., 3.55%, 2/15/22	150	152
2.75%, 10/1/26	130	124
4.10%, 9/15/28	250	260
6.20%, 3/15/40	200	245

Southwestern Public Service Co., 6.00%, 10/1/36	100	118

Tampa Electric Co., 2.60%, 9/15/22	220	218
4.10%, 6/15/42	50	50

Union Electric Co., 3.90%, 9/15/42	50	51
4.00%, 4/1/48	250	258

Virginia Electric & Power Co., 2.95%, 1/15/22	95	95
6.00%, 1/15/36	37	45

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Utilities – 1.8% – continued
6.00%, 5/15/37	$15	$19
8.88%, 11/15/38	300	473
4.65%, 8/15/43	150	164
4.45%, 2/15/44	75	80
3.80%, 9/15/47	125	121

Westar Energy, Inc., 4.13%, 3/1/42	275	282
4.63%, 9/1/43	150	162

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	183

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	293
4.10%, 10/15/44	100	99

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	113

Xcel Energy, Inc., 4.70%, 5/15/20	100	101
6.50%, 7/1/36	100	128
		55,041

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 5.25%, 11/15/21	500	531
3.55%, 6/1/22	100	102
3.20%, 3/15/25	290	292
3.38%, 11/15/27	306	308

Waste Management, Inc., 2.90%, 9/15/22	110	110
3.13%, 3/1/25	1,000	1,007
3.90%, 3/1/35	125	125
4.10%, 3/1/45	500	516
		2,991

Wireless Telecommunications Services – 0.7%

AT&T, Inc., 3.90%, 3/11/24	30	31
3.95%, 1/15/25	895	913
3.40%, 5/15/25	835	826
4.13%, 2/17/26	740	756
7.13%, 3/15/26	435	513
4.10%, 2/15/28	1,676	1,695
4.30%, 2/15/30	2,290	2,316
6.35%, 3/15/40	45	52
6.00%, 8/15/40	1,185	1,332
5.35%, 9/1/40	333	350

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 21.6% – continued

Wireless Telecommunications Services – 0.7% – continued
5.15%, 3/15/42	$55	$56
4.35%, 6/15/45	255	234
4.75%, 5/15/46	120	117
5.15%, 11/15/46	847	869
5.65%, 2/15/47	30	33
5.15%, 2/15/50	195	199
5.30%, 8/15/58	140	141

Verizon Communications, Inc., 4.15%, 3/15/24	385	407
3.38%, 2/15/25	309	313
2.63%, 8/15/26	3,565	3,400
4.33%, 9/21/28	845	894
5.25%, 3/16/37	80	90
4.81%, 3/15/39	1,149	1,231
5.50%, 3/16/47	685	802
5.01%, 4/15/49	684	747
5.01%, 8/21/54	1,150	1,230
4.67%, 3/15/55	1,510	1,538
		21,085
Total Corporate Bonds
(Cost $638,753)		653,536

FOREIGN ISSUER BONDS – 7.3%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.75%, 9/19/24	150	148

Auto Parts Manufacturing – 0.0%

Aptiv PLC, 4.25%, 1/15/26	1,000	1,030

Banks – 0.8%

Australia & New Zealand Banking Group Ltd., 2.30%, 6/1/21	250	247

Barclays Bank PLC, 5.14%, 10/14/20	500	513

BPCE S.A., 2.65%, 2/3/21	250	249
4.00%, 4/15/24	250	257

Cooperatieve Rabobank U.A., 4.50%, 1/11/21	1,000	1,031
3.88%, 2/8/22	1,750	1,800
3.95%, 11/9/22	250	255
2.75%, 1/10/23	1,000	991

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Banks – 0.8% – continued
3.38%, 5/21/25	$500	$507
5.75%, 12/1/43	250	299

Credit Suisse A.G., 3.00%, 10/29/21	1,250	1,255
3.63%, 9/9/24	750	763

Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	650	679
4.88%, 5/15/45	500	542

ING Groep N.V., 3.15%, 3/29/22	500	500

Lloyds Bank PLC, 2.70%, 8/17/20	2,000	1,995

Lloyds Banking Group PLC, 3.00%, 1/11/22	675	672
(Variable, ICE LIBOR USD 3M + 0.81%), 2.91%, 11/7/23 (3)	2,200	2,146

National Australia Bank Ltd., 3.00%, 1/20/23	1,000	1,001
3.38%, 1/14/26	1,000	1,004

Santander UK PLC, 4.00%, 3/13/24	250	260

Skandinaviska Enskilda Banken AB, 2.63%, 3/15/21	750	747
1.88%, 9/13/21	980	955

Sumitomo Mitsui Banking Corp., 3.00%, 1/18/23	210	211
3.65%, 7/23/25	500	515

Svenska Handelsbanken AB, 2.45%, 3/30/21	250	249
1.88%, 9/7/21	275	270

Toronto-Dominion Bank (The), 2.13%, 4/7/21	2,000	1,979

Westpac Banking Corp., 2.30%, 5/26/20	350	348
2.10%, 5/13/21	365	360
2.00%, 8/19/21	250	246
2.85%, 5/13/26	1,000	970
2.70%, 8/19/26	1,000	961
3.35%, 3/8/27	500	503
		25,280

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Cable & Satellite – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	$570	$665

Chemicals – 0.1%

LYB International Finance B.V., 4.00%, 7/15/23	185	189
5.25%, 7/15/43	565	577

LYB International Finance II B.V., 3.50%, 3/2/27	250	240

LyondellBasell Industries N.V., 4.63%, 2/26/55	35	32

Nutrien Ltd., 3.15%, 10/1/22	200	200
3.38%, 3/15/25	1,135	1,119
3.00%, 4/1/25	180	174
7.13%, 5/23/36	100	127
5.88%, 12/1/36	50	56
5.63%, 12/1/40	250	274
6.13%, 1/15/41	100	115
		3,103

Commercial Finance – 0.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 5/15/21	1,000	1,022
3.95%, 2/1/22	250	253
3.50%, 1/15/25	389	375
		1,650

Design, Manufacturing & Distribution – 0.0%

Flex Ltd., 5.00%, 2/15/23	572	597

Diversified Banks – 0.9%

Bank of Montreal, 2.10%, 6/15/20	250	248
2.55%, 11/6/22	300	299

Bank of Nova Scotia (The), 4.38%, 1/13/21	250	257
2.45%, 3/22/21	735	731
1.88%, 4/26/21	387	381

Barclays PLC, 3.25%, 1/12/21	1,000	1,000
3.20%, 8/10/21	725	724
3.68%, 1/10/23	250	250
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 5/16/24 (3)	800	809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Diversified Banks – 0.9% – continued
3.65%, 3/16/25	$700	$682
5.25%, 8/17/45	200	207
4.95%, 1/10/47	500	500

BNP Paribas S.A., 5.00%, 1/15/21	1,000	1,039
3.25%, 3/3/23	250	254

HSBC Holdings PLC, 3.40%, 3/8/21	1,000	1,009
5.10%, 4/5/21	1,100	1,147
2.95%, 5/25/21	1,600	1,601
4.88%, 1/14/22	500	526
4.00%, 3/30/22	500	515
4.30%, 3/8/26	2,000	2,075
6.50%, 9/15/37	300	373
6.80%, 6/1/38	150	192
5.25%, 3/14/44	1,000	1,094

Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	1,000	1,015
2.19%, 9/13/21	820	806
3.29%, 7/25/27	750	749
3.74%, 3/7/29	1,500	1,538

Mizuho Financial Group, Inc., 2.27%, 9/13/21	470	462
2.60%, 9/11/22	200	197

Royal Bank of Canada, 2.10%, 10/14/20	250	248
2.15%, 10/26/20	125	124
2.50%, 1/19/21	200	200
2.30%, 3/22/21	250	249
3.70%, 10/5/23	500	517
4.65%, 1/27/26	600	636

Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	395	420
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 6/25/24 (3)	500	511

Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	495	486
2.63%, 7/14/26	1,000	957
3.54%, 1/17/28	1,250	1,271
		26,299

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC, 5.70%, 3/1/41	250	282

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Electrical Equipment Manufacturing – 0.0% – continued
4.63%, 7/2/44	$215	$210
5.13%, 9/14/45	376	393

Tyco Electronics Group S.A., 3.50%, 2/3/22	125	126
7.13%, 10/1/37	50	66
		1,077

Exploration & Production – 0.1%

Burlington Resources LLC, 7.20%, 8/15/31	320	426
7.40%, 12/1/31	120	164

Canadian Natural Resources Ltd., 3.85%, 6/1/27	1,695	1,699
7.20%, 1/15/32	15	19
6.45%, 6/30/33	135	162
6.75%, 2/1/39	200	248

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	247

Encana Corp., 6.63%, 8/15/37	180	212

Nexen, Inc., 7.88%, 3/15/32	75	105
5.88%, 3/10/35	210	253
6.40%, 5/15/37	390	502
		4,037

Financial Services – 0.1%

GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	830	805
4.42%, 11/15/35	1,000	925

Invesco Finance PLC, 4.00%, 1/30/24	100	103
3.75%, 1/15/26	1,000	1,011

UBS A.G., 4.88%, 8/4/20	400	411
		3,255

Food & Beverage – 0.1%

Coca-Cola European Partners PLC, 3.25%, 8/19/21	500	498

Coca-Cola Femsa S.A.B. de C.V., 5.25%, 11/26/43	150	173

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Food & Beverage – 0.1% – continued

Diageo Capital PLC, 2.63%, 4/29/23	$1,881	$1,876
3.88%, 4/29/43	175	177
		2,724

Government Development Banks – 0.8%

Export Development Canada, 1.50%, 5/26/21	1,000	982
2.75%, 3/15/23	1,000	1,014

Export-Import Bank of Korea, 4.00%, 1/29/21	1,000	1,021
2.63%, 5/26/26	1,000	965

Japan Bank for International Cooperation, 1.88%, 4/20/21	800	790
2.38%, 11/16/22	1,000	993
2.75%, 11/16/27	2,000	1,981
3.50%, 10/31/28	750	789

Korea Development Bank (The), 3.00%, 9/14/22	215	216
3.38%, 3/12/23	300	306

Kreditanstalt fuer Wiederaufbau, 1.50%, 4/20/20	1,000	990
1.88%, 6/30/20	3,000	2,980
2.75%, 9/8/20	500	502
2.75%, 10/1/20	1,000	1,005
2.63%, 4/12/21	1,500	1,507
2.63%, 1/25/22	900	907
2.13%, 6/15/22	1,000	994
2.00%, 10/4/22	250	247
2.13%, 1/17/23	1,000	991
2.00%, 5/2/25	1,500	1,465
2.88%, 4/3/28	1,215	1,251
0.00%, 4/18/36 (11)	500	303

Landwirtschaftliche Rentenbank, 2.38%, 6/10/25	1,000	995

Oesterreichische Kontrollbank A.G., 2.38%, 10/1/21	1,000	1,000

Svensk Exportkredit AB, 1.88%, 6/23/20	500	497
1.75%, 3/10/21	500	494
		25,185

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Government Local – 0.0%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	$500	$512

Government Regional – 0.3%

Hydro-Quebec, 9.40%, 2/1/21	200	224

Province of British Columbia Canada, 2.65%, 9/22/21	150	151
2.00%, 10/23/22	300	295
7.25%, 9/1/36	175	269

Province of Manitoba Canada, 9.25%, 4/1/20	150	159
2.10%, 9/6/22	100	99

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	409

Province of Ontario Canada, 4.40%, 4/14/20	500	509
2.45%, 6/29/22	500	499
3.40%, 10/17/23	2,000	2,070
2.50%, 4/27/26	500	493

Province of Quebec Canada, 2.75%, 8/25/21	100	101
2.63%, 2/13/23	875	878
7.50%, 7/15/23	300	356
7.13%, 2/9/24	100	119
2.88%, 10/16/24	250	254
7.50%, 9/15/29	375	528

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	235
		7,648

Hardware – 0.0%

Seagate HDD Cayman, 4.88%, 6/1/27	370	353
5.75%, 12/1/34	142	130
		483

Integrated Oils – 0.6%

BP Capital Markets PLC, 3.99%, 9/26/23	30	31
3.28%, 9/19/27	595	592

CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	300	313

Ecopetrol S.A., 4.13%, 1/16/25	1,000	1,010

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Integrated Oils – 0.6% – continued

Equinor ASA, 2.75%, 11/10/21	$145	$146
2.45%, 1/17/23	280	278
7.75%, 6/15/23	350	416
3.25%, 11/10/24	125	128
3.63%, 9/10/28	360	374
4.25%, 11/23/41	350	372

Husky Energy, Inc., 4.40%, 4/15/29	85	86

Petro-Canada, 5.95%, 5/15/35	430	504
6.80%, 5/15/38	130	167

Petroleos Mexicanos, 3.50%, 7/23/20	1,900	1,897
5.50%, 1/21/21	570	580
4.88%, 1/24/22	620	625
3.50%, 1/30/23	75	72
6.50%, 3/13/27	2,380	2,397
6.63%, 6/15/35	200	189
6.50%, 6/2/41	190	172
6.75%, 9/21/47	870	799
6.35%, 2/12/48	1,500	1,322

Shell International Finance B.V., 2.13%, 5/11/20	280	279
2.25%, 1/6/23	345	340
2.88%, 5/10/26	1,135	1,130
2.50%, 9/12/26	1,335	1,290
6.38%, 12/15/38	645	873
5.50%, 3/25/40	225	278
3.63%, 8/21/42	200	195
4.55%, 8/12/43	60	67
4.38%, 5/11/45	390	426

Suncor Energy, Inc., 7.15%, 2/1/32	200	257
5.95%, 12/1/34	50	60

Total Capital International S.A., 2.75%, 6/19/21	30	30
2.88%, 2/17/22	200	202
3.70%, 1/15/24	415	431
3.75%, 4/10/24	330	344
		18,672

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Internet Media – 0.0%

Baidu, Inc., 3.50%, 11/28/22	$200	$201

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	98

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 4.65%, 11/1/44	35	36

Medical Equipment & Devices Manufacturing – 0.0%

Koninklijke Philips N.V., 6.88%, 3/11/38	225	299
5.00%, 3/15/42	100	111
		410

Metals & Mining – 0.1%

ArcelorMittal, 5.50%, 3/1/21	700	731

BHP Billiton Finance USA Ltd., 4.13%, 2/24/42	600	630

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	127
5.75%, 6/1/35	100	121

Rio Tinto Finance USA PLC, 4.75%, 3/22/42	150	169
4.13%, 8/21/42	300	313

Vale Overseas Ltd., 4.38%, 1/11/22	50	51
		2,142

Pharmaceuticals – 0.3%

Allergan Funding SCS, 3.85%, 6/15/24	1,000	1,012
3.80%, 3/15/25	750	760
4.85%, 6/15/44	995	988

AstraZeneca PLC, 2.38%, 11/16/20	300	298
3.13%, 6/12/27	100	98
6.45%, 9/15/37	450	573
4.00%, 9/18/42	250	247

GlaxoSmithKline Capital PLC, 2.85%, 5/8/22	1,000	1,004

Mylan N.V., 3.15%, 6/15/21	1,250	1,246

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Pharmaceuticals – 0.3% – continued
3.95%, 6/15/26	$285	$272

Sanofi, 4.00%, 3/29/21	500	513
3.63%, 6/19/28	250	259

Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,000	988
2.88%, 9/23/23	250	247

Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (8)	300	315
		8,820

Pipeline – 0.1%

Enbridge, Inc., 4.25%, 12/1/26	160	167
4.50%, 6/10/44	40	40

TransCanada PipeLines Ltd., 9.88%, 1/1/21	175	195
5.85%, 3/15/36	200	228
6.20%, 10/15/37	445	529
7.25%, 8/15/38	210	274
6.10%, 6/1/40	165	195
(Variable, ICE LIBOR USD 3M + 2.21%), 4.89%, 5/15/67 (2)	100	83
		1,711

Property & Casualty Insurance – 0.1%

Aon PLC, 3.50%, 6/14/24	500	507

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	278

Sompo International Holdings Ltd., 7.00%, 7/15/34	100	123

Willis Towers Watson PLC, 5.75%, 3/15/21	450	471

XLIT Ltd., 4.45%, 3/31/25	210	219
6.25%, 5/15/27	50	59
5.25%, 12/15/43	250	284
		1,941

Railroad – 0.1%

Canadian National Railway Co., 2.85%, 12/15/21	85	85
2.75%, 3/1/26	250	245
6.90%, 7/15/28	25	32

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Railroad – 0.1% – continued
6.25%, 8/1/34	$15	$20
6.20%, 6/1/36	40	52
6.38%, 11/15/37	20	27
3.50%, 11/15/42	150	140

Canadian Pacific Railway Co., 5.95%, 5/15/37	710	863
		1,464

Retail – Consumer Discretionary – 0.0%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	335	329

Software & Services – 0.0%

Thomson Reuters Corp., 5.50%, 8/15/35	150	159
5.65%, 11/23/43	285	316
		475

Sovereigns – 1.0%

Canada Government International Bond, 2.00%, 11/15/22	500	494

Chile Government International Bond, 3.25%, 9/14/21	400	407
3.13%, 1/21/26	500	507
3.63%, 10/30/42	200	199

Colombia Government International Bond, 4.38%, 7/12/21	1,000	1,027
4.50%, 1/28/26	500	527
7.38%, 9/18/37	350	458
6.13%, 1/18/41	250	295
5.63%, 2/26/44	500	564
5.00%, 6/15/45	1,500	1,574

Hungary Government International Bond, 6.38%, 3/29/21	1,000	1,065
5.38%, 3/25/24	1,000	1,096

Indonesia Government International Bond, 3.50%, 1/11/28	500	486

Israel Government International Bond, 4.00%, 6/30/22	250	261
4.50%, 1/30/43	200	216

Korea International Bond, 3.88%, 9/11/23	200	212

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Sovereigns – 1.0% – continued
2.75%, 1/19/27	$200	$198
3.50%, 9/20/28	500	520

Mexico Government International Bond, 3.50%, 1/21/21	2,000	2,024
4.00%, 10/2/23	150	154
3.75%, 1/11/28	1,000	988
7.50%, 4/8/33	100	128
6.75%, 9/27/34	750	913
6.05%, 1/11/40	820	938
4.75%, 3/8/44	1,000	982
5.55%, 1/21/45	500	548
4.60%, 1/23/46	500	482
4.35%, 1/15/47	500	468

Panama Government International Bond, 4.00%, 9/22/24	575	601
3.75%, 3/16/25	500	516
3.88%, 3/17/28	500	519
6.70%, 1/26/36	550	718
4.50%, 5/15/47	250	264

Peruvian Government International Bond, 7.35%, 7/21/25	500	629
6.55%, 3/14/37	500	673
5.63%, 11/18/50	600	770

Philippine Government International Bond, 4.20%, 1/21/24	1,000	1,054
10.63%, 3/16/25	500	711
5.50%, 3/30/26	200	230
7.75%, 1/14/31	500	703
6.38%, 10/23/34	500	666
5.00%, 1/13/37	500	588
3.70%, 2/2/42	500	507

Republic of Italy Government International Bond, 5.38%, 6/15/33	175	187

Republic of Poland Government International Bond, 5.13%, 4/21/21	150	157
3.00%, 3/17/23	1,000	1,006
4.00%, 1/22/24	150	157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Sovereigns – 1.0% – continued

Uruguay Government International Bond, 7.63%, 3/21/36	$250	$345
4.13%, 11/20/45	400	390
5.10%, 6/18/50	750	801
		29,923

Supermarkets & Pharmacies – 0.0%

Koninklijke Ahold Delhaize N.V., 5.70%, 10/1/40	116	128

Supranationals – 1.3%

African Development Bank, 1.25%, 7/26/21	500	488
3.00%, 9/20/23	750	769

Asian Development Bank, 2.25%, 1/20/21	5,000	4,987
2.13%, 11/24/21	100	99
2.00%, 4/24/26	1,000	969
2.50%, 11/2/27	500	499

Corp. Andina de Fomento, 4.38%, 6/15/22	613	636

European Bank for Reconstruction & Development, 1.13%, 8/24/20	500	491
2.75%, 3/7/23	500	507

European Investment Bank, 2.00%, 3/15/21	3,000	2,977
2.50%, 4/15/21	1,500	1,504
2.38%, 5/13/21	2,500	2,499
2.13%, 10/15/21	200	199
2.25%, 3/15/22	250	249
3.25%, 1/29/24	250	260
2.50%, 10/15/24	1,000	1,005
2.13%, 4/13/26	1,500	1,469
4.88%, 2/15/36	200	253

Inter-American Development Bank, 1.88%, 3/15/21	250	248
2.63%, 4/19/21	2,000	2,010
1.25%, 9/14/21	550	536
1.75%, 9/14/22	400	392
3.00%, 2/21/24	150	154
2.13%, 1/15/25	500	491
2.00%, 6/2/26	1,000	971
3.13%, 9/18/28	1,000	1,045

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Supranationals – 1.3% – continued
3.88%, 10/28/41	$200	$228

International Bank for Reconstruction & Development, 2.25%, 6/24/21	500	499
2.75%, 7/23/21	4,000	4,039
1.38%, 9/20/21	2,000	1,955
2.00%, 1/26/22	235	233
1.63%, 2/10/22	1,000	981
2.50%, 11/25/24	600	603
2.13%, 3/3/25	700	691
2.50%, 7/29/25	500	502
4.75%, 2/15/35	25	31

International Finance Corp., 2.25%, 1/25/21	155	155
1.13%, 7/20/21	1,000	973
2.88%, 7/31/23	1,321	1,347

Nordic Investment Bank, 1.50%, 9/29/20	200	197
2.25%, 2/1/21	667	665
		38,806

Travel & Lodging – 0.0%

Carnival Corp., 3.95%, 10/15/20	250	255

Winding Up Agencies – 0.1%

FMS Wertmanagement, 2.75%, 3/6/23	1,500	1,523

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	297
6.13%, 11/15/37	505	623

Rogers Communications, Inc., 3.00%, 3/15/23	80	80
3.63%, 12/15/25	1,000	1,022
4.50%, 3/15/43	45	47
5.45%, 10/1/43	130	151

Vodafone Group PLC, 3.75%, 1/16/24	420	424
4.13%, 5/30/25	895	912
7.88%, 2/15/30	15	19
6.15%, 2/27/37	1,065	1,181
4.38%, 2/19/43	230	206
		4,962

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Wireline Telecommunications Services – 0.1%

British Telecommunications PLC, 9.63%, 12/15/30	$100	$144

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	400	550

Orange S.A., 9.00%, 3/1/31	610	882

Telefonica Emisiones S.A., 5.46%, 2/16/21	155	162
4.57%, 4/27/23	240	253
4.10%, 3/8/27	1,010	1,024
7.05%, 6/20/36	205	250
		3,265
Total Foreign Issuer Bonds
(Cost $215,867)		218,854

U.S. GOVERNMENT AGENCIES – 29.6% (12)

Fannie Mae – 12.6%

1.50%, 6/22/20	3,000	2,968

2.88%, 10/30/20	3,500	3,530

2.75%, 6/22/21	5,000	5,048

2.88%, 9/12/23	1,500	1,535

2.63%, 9/6/24	1,000	1,015

2.13%, 4/24/26	1,000	977

7.13%, 1/15/30	1,500	2,105

6.63%, 11/15/30	200	275

5.63%, 7/15/37	500	676

Fannie Mae-Aces, Series 2012-M17, Class A2, 2.18%, 11/25/22	186	183

Fannie Mae-Aces, Series 2012-M2, Class A2, 2.72%, 2/25/22	122	122

Fannie Mae-Aces, Series 2012-M4, Class 1A2, 2.98%, 4/25/22	118	119

Fannie Mae-Aces, Series 2012-M5, Class A2, 2.72%, 2/25/22	138	138

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	169	169

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23	$193	$198

Fannie Mae-Aces, Series 2013-M6, Class 1AC, 3.60%, 2/25/43 (1)(2)	150	152

Fannie Mae-Aces, Series 2013-M6, Class 2A, 2.52%, 3/25/23 (1)(2)	113	113

Fannie Mae-Aces, Series 2013-M7, Class A2, 2.28%, 12/27/22	130	129

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23	109	108

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24	100	102

Fannie Mae-Aces, Series 2014-M3, Class A2, 3.48%, 1/25/24	339	350

Fannie Mae-Aces, Series 2014-M4, Class A2, 3.35%, 3/25/24	545	560

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	150	149

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.84%, 4/25/25 (1)(2)	500	505

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	250	251

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26	100	99

Fannie Mae-Aces, Series 2016-M4, Class A2, 2.58%, 3/25/26	100	98

Fannie Mae-Aces, Series 2016-M5, Class A2, 2.47%, 4/25/26	250	244

Fannie Mae-Aces, Series 2016-M7, Class AV2, 2.16%, 10/25/23	250	246

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Fannie Mae-Aces, Series 2016-M9, Class A2, 2.29%, 6/25/26	$100	$96

Fannie Mae-Aces, Series 2017-M1, Class A2, 2.42%, 10/25/26 (1)(2)	100	97

Fannie Mae-Aces, Series 2017-M11, Class A2, 2.98%, 8/25/29	125	123

Fannie Mae-Aces, Series 2017-M2, Class A2, 2.79%, 2/25/27 (1)(2)	100	99

Fannie Mae-Aces, Series 2017-M4, Class A2, 2.60%, 12/25/26 (1)(2)	150	147

Fannie Mae-Aces, Series 2017-M5, Class A2, 3.18%, 4/25/29 (1)(2)	125	127

Fannie Mae-Aces, Series 2017-M8, Class A2, 3.06%, 5/25/27	300	302

Fannie Mae-Aces, Series 2018-M1, Class A2, 2.99%, 12/25/27 (1)(2)	250	250

Fannie Mae-Aces, Series 2018-M10, Class A2, 3.38%, 7/25/28 (1)(2)	200	206

Fannie Mae-Aces, Series 2018-M13, Class A2, 3.70%, 9/25/30 (1)(2)	200	210

Fannie Mae-Aces, Series 2018-M2, Class A2, 2.90%, 1/25/28 (1)(2)	125	125

Fannie Mae-Aces, Series 2018-M3, Class A2, 3.09%, 2/25/30 (1)(2)	100	100

Fannie Mae-Aces, Series 2018-M4, Class A2, 3.04%, 3/25/28 (1)(2)	100	101

Fannie Mae-Aces, Series 2018-M8, Class A2, 3.33%, 6/25/28 (1)(2)	100	103

Fannie Mae-Aces, Series 2019-M1, Class A2, 3.55%, 9/25/28 (1)(2)	250	261

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Fannie Mae-Aces, Series 2019-M4, Class A2, 3.61%, 2/25/31	$150	$156

Pool #255376, 6.00%, 8/1/19	1	1

Pool #256792, 6.50%, 6/1/22	13	13

Pool #256925, 6.00%, 10/1/37	17	19

Pool #256959, 6.00%, 11/1/37	94	104

Pool #257042, 6.50%, 1/1/38	200	225

Pool #257106, 4.50%, 1/1/28	2	3

Pool #257237, 4.50%, 6/1/28	35	36

Pool #357630, 5.00%, 10/1/19	2	2

Pool #707791, 5.00%, 6/1/33	112	121

Pool #725425, 5.50%, 4/1/34	40	44

Pool #730811, 4.50%, 8/1/33	84	88

Pool #735222, 5.00%, 2/1/35	24	26

Pool #735358, 5.50%, 2/1/35	100	110

Pool #735502, 6.00%, 4/1/35	14	16

Pool #737853, 5.00%, 9/1/33	205	221

Pool #745336, 5.00%, 3/1/36	499	537

Pool #745418, 5.50%, 4/1/36	36	40

Pool #745754, 5.00%, 9/1/34	269	289

Pool #745826, 6.00%, 7/1/36	146	161

Pool #747383, 5.50%, 10/1/33	95	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #755632, 5.00%, 4/1/34	$77	$83

Pool #772730, 5.00%, 4/1/34	83	89

Pool #790406, 6.00%, 9/1/34	51	56

Pool #793666, 5.50%, 9/1/34	67	74

Pool #796250, 5.50%, 11/1/34	44	48

Pool #800471, 5.50%, 10/1/34	250	275

Pool #807701, 4.50%, 12/1/19	2	2

Pool #811944, 4.50%, 1/1/20	4	4

Pool #817795, 6.00%, 8/1/36	22	23

Pool #826057, 5.00%, 7/1/35	56	60

Pool #826585, 5.00%, 8/1/35	112	121

Pool #828523, 5.00%, 7/1/35	37	40

Pool #831676, 6.50%, 8/1/36	15	18

Pool #832628, 5.50%, 9/1/20	8	8

Pool #833067, 5.50%, 9/1/35	133	146

Pool #833163, 5.00%, 9/1/35	73	78

Pool #840577, 5.00%, 10/1/20	5	5

Pool #844909, 4.50%, 10/1/20	1	1

Pool #845425, 6.00%, 2/1/36	81	89

Pool #847921, 5.50%, 11/1/20	26	27

Pool #863759, 4.00%, 12/1/20	1	1

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #864435, 4.50%, 12/1/20	$15	$15

Pool #868435, 6.00%, 4/1/36	115	125

Pool #869710, 6.00%, 4/1/36	52	58

Pool #871135, 6.00%, 1/1/37	33	36

Pool #880505, 6.00%, 8/1/21	3	3

Pool #881818, 6.50%, 8/1/36	89	101

Pool #885769, 6.00%, 6/1/36	9	10

Pool #885866, 6.00%, 6/1/36	75	82

Pool #887111, 5.50%, 5/1/20	2	2

Pool #888100, 5.50%, 9/1/36	171	188

Pool #888152, 5.00%, 5/1/21	5	5

Pool #888205, 6.50%, 2/1/37	32	37

Pool #888447, 4.00%, 5/1/21	6	6

Pool #889224, 5.50%, 1/1/37	185	203

Pool #889390, 6.00%, 3/1/23	15	15

Pool #889401, 6.00%, 3/1/38	80	88

Pool #889415, 6.00%, 5/1/37	356	393

Pool #889579, 6.00%, 5/1/38	172	189

Pool #889630, 6.50%, 3/1/38	24	27

Pool #889970, 5.00%, 12/1/36	137	148

Pool #890234, 6.00%, 10/1/38	80	88

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #890329, 4.00%, 4/1/26	$882	$913

Pool #890339, 5.00%, 9/1/20	3	3

Pool #890796, 3.50%, 12/1/45	3,185	3,260

Pool #893363, 5.00%, 6/1/36	43	46

Pool #893366, 5.00%, 4/1/35	72	77

Pool #898417, 6.00%, 10/1/36	18	20

Pool #899079, 5.00%, 3/1/37	44	47

Pool #902414, 5.50%, 11/1/36	94	103

Pool #906090, 5.50%, 1/1/37	103	113

Pool #910147, 5.00%, 3/1/22	18	18

Pool #912414, 4.50%, 1/1/22	16	16

Pool #915499, 5.00%, 3/1/37	62	66

Pool #915870, 7.00%, 4/1/37	4	4

Pool #918515, 5.00%, 6/1/37	73	79

Pool #923123, 5.00%, 4/1/36	10	10

Pool #923166, 7.50%, 1/1/37	6	6

Pool #928261, 4.50%, 3/1/36	70	73

Pool #928584, 6.50%, 8/1/37	243	278

Pool #928909, 6.00%, 12/1/37	1	1

Pool #928915, 6.00%, 11/1/37	8	9

Pool #930606, 4.00%, 2/1/39	495	513

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #931195, 4.50%, 5/1/24	$84	$86

Pool #932023, 5.00%, 1/1/38	64	69

Pool #932741, 4.50%, 4/1/40	334	355

Pool #934466, 5.50%, 9/1/23	42	43

Pool #940623, 5.50%, 8/1/37	29	31

Pool #943388, 6.00%, 6/1/37	142	156

Pool #943617, 6.00%, 8/1/37	65	71

Pool #945876, 5.50%, 8/1/37	10	10

Pool #946527, 7.00%, 9/1/37	16	16

Pool #947216, 6.00%, 10/1/37	41	45

Pool #949391, 5.50%, 8/1/22	1	1

Pool #953018, 6.50%, 10/1/37	64	71

Pool #953910, 6.00%, 11/1/37	40	44

Pool #955771, 6.50%, 10/1/37	45	50

Pool #959604, 6.50%, 11/1/37	9	10

Pool #959880, 5.50%, 11/1/37	20	21

Pool #962687, 5.00%, 4/1/38	98	105

Pool #963735, 4.50%, 6/1/23	41	42

Pool #965389, 6.00%, 10/1/23	27	28

Pool #966660, 6.00%, 12/1/37	1	2

Pool #968037, 6.00%, 1/1/38	27	29

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #969632, 6.50%, 1/1/38	$24	$27

Pool #970013, 4.50%, 6/1/38	133	139

Pool #972452, 5.50%, 3/1/38	171	185

Pool #975365, 5.00%, 6/1/23	22	22

Pool #976963, 5.50%, 2/1/38	998	1,084

Pool #981704, 5.00%, 6/1/23	66	68

Pool #981854, 5.50%, 7/1/38	70	76

Pool #984075, 4.50%, 6/1/23	20	21

Pool #986760, 5.50%, 7/1/38	286	312

Pool #987114, 5.50%, 9/1/23	5	5

Pool #987115, 5.50%, 9/1/23	11	11

Pool #992472, 6.00%, 10/1/38	10	10

Pool #992491, 4.50%, 10/1/23	23	23

Pool #993055, 5.50%, 12/1/38	23	25

Pool #995018, 5.50%, 6/1/38	58	64

Pool #995203, 5.00%, 7/1/35	411	442

Pool #995266, 5.00%, 12/1/23	186	191

Pool #995879, 6.00%, 4/1/39	83	91

Pool #AA0649, 5.00%, 12/1/38	261	283

Pool #AA2939, 4.50%, 4/1/39	481	512

Pool #AA4482, 4.00%, 4/1/39	402	419

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AA4562, 4.50%, 9/1/39	$422	$450

Pool #AA8978, 4.50%, 7/1/39	103	109

Pool #AA9357, 4.50%, 8/1/39	403	426

Pool #AB1048, 4.50%, 5/1/40	595	629

Pool #AB2067, 3.50%, 1/1/41	827	845

Pool #AB2092, 4.00%, 1/1/41	416	435

Pool #AB2272, 4.50%, 2/1/41	587	625

Pool #AB2693, 4.50%, 4/1/41	405	432

Pool #AB2768, 4.50%, 4/1/41	444	471

Pool #AB3035, 5.00%, 5/1/41	710	766

Pool #AB3246, 5.00%, 7/1/41	164	176

Pool #AB4057, 4.00%, 12/1/41	1,629	1,690

Pool #AB4293, 3.50%, 1/1/42	1,029	1,051

Pool #AB5049, 4.00%, 4/1/42	1,630	1,690

Pool #AB6016, 3.50%, 8/1/42	730	746

Pool #AB6293, 3.50%, 9/1/27	1,060	1,086

Pool #AB6472, 2.00%, 10/1/27	470	463

Pool #AB7076, 3.00%, 11/1/42	2,399	2,400

Pool #AB7503, 3.00%, 1/1/43	1,036	1,037

Pool #AB7733, 3.00%, 1/1/43	2,143	2,145

Pool #AB8787, 2.00%, 3/1/28	1,006	990

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AB8823, 3.00%, 3/1/43	$3,859	$3,861

Pool #AB9019, 3.00%, 4/1/43	885	886

Pool #AB9136, 2.50%, 4/1/43	103	101

Pool #AB9363, 3.50%, 5/1/43	2,412	2,464

Pool #AB9990, 3.00%, 7/1/33	209	212

Pool #AC2947, 5.50%, 9/1/39	372	397

Pool #AC2969, 5.00%, 9/1/39	1,638	1,770

Pool #AC3263, 4.50%, 9/1/29	155	163

Pool #AC3312, 4.50%, 10/1/39	838	885

Pool #AC4861, 4.50%, 11/1/24	201	207

Pool #AC5040, 4.00%, 10/1/24	105	108

Pool #AC6118, 4.50%, 11/1/39	232	245

Pool #AC6742, 4.50%, 1/1/40	902	959

Pool #AC8518, 5.00%, 12/1/39	359	387

Pool #AC9581, 5.50%, 1/1/40	822	890

Pool #AD0119, 6.00%, 7/1/38	233	257

Pool #AD0585, 4.50%, 12/1/39	442	472

Pool #AD0639, 6.00%, 12/1/38	65	70

Pool #AD0969, 5.50%, 8/1/37	303	333

Pool #AD5241, 4.50%, 7/1/40	287	303

Pool #AD5525, 5.00%, 6/1/40	357	385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AD5556, 4.00%, 6/1/25	$89	$91

Pool #AD7859, 5.00%, 6/1/40	223	241

Pool #AE0949, 4.00%, 2/1/41	956	992

Pool #AE0971, 4.00%, 5/1/25	71	73

Pool #AE0981, 3.50%, 3/1/41	763	779

Pool #AE1807, 4.00%, 10/1/40	1,229	1,274

Pool #AE3873, 4.50%, 10/1/40	172	182

Pool #AE5436, 4.50%, 10/1/40	236	249

Pool #AE7758, 3.50%, 11/1/25	150	154

Pool #AH0525, 4.00%, 12/1/40	1,000	1,037

Pool #AH1295, 3.50%, 1/1/26	287	295

Pool #AH3226, 5.00%, 2/1/41	68	74

Pool #AH4158, 4.00%, 1/1/41	176	183

Pool #AH4450, 3.00%, 1/1/26	177	179

Pool #AH5573, 4.00%, 2/1/41	840	877

Pool #AH5614, 3.50%, 2/1/26	294	301

Pool #AH8854, 4.50%, 4/1/41	259	273

Pool #AI1247, 4.00%, 4/1/26	140	144

Pool #AI3470, 4.50%, 6/1/41	363	383

Pool #AI4361, (Floating, ICE LIBOR USD 1Y + 1.80%, 8.05% Cap), 4.55%, 9/1/41 (2)	13	14

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AI4380, (Floating, ICE LIBOR USD 1Y + 1.80%, 7.97% Cap), 4.68%, 11/1/41 (2)	$16	$17

Pool #AI5603, 4.50%, 7/1/41	207	219

Pool #AI7743, 4.00%, 8/1/41	217	225

Pool #AI9137, 2.50%, 11/1/27	1,243	1,242

Pool #AI9555, 4.00%, 9/1/41	532	552

Pool #AI9828, (Floating, ICE LIBOR USD 1Y + 1.82%, 7.87% Cap), 4.68%, 11/1/41 (2)	27	28

Pool #AJ2001, (Floating, ICE LIBOR USD 1Y + 1.80%, 8.02% Cap), 4.66%, 10/1/41 (2)	17	17

Pool #AJ4093, 3.50%, 10/1/26	75	76

Pool #AJ4408, 4.50%, 10/1/41	107	113

Pool #AJ6086, 3.00%, 12/1/26	226	229

Pool #AJ9152, 3.50%, 12/1/26	933	954

Pool #AJ9218, 4.00%, 2/1/42	705	732

Pool #AJ9326, 3.50%, 1/1/42	1,193	1,219

Pool #AJ9355, 3.00%, 1/1/27	504	511

Pool #AK4813, 3.50%, 3/1/42	495	505

Pool #AK4945, 3.50%, 2/1/42	557	568

Pool #AK7766, 2.50%, 3/1/27	605	605

Pool #AK9444, 4.00%, 3/1/42	196	205

Pool #AL0442, 5.50%, 6/1/40	91	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AL0766, 4.00%, 9/1/41	$1,180	$1,233

Pool #AL1449, 4.00%, 1/1/42	1,252	1,298

Pool #AL1849, 6.00%, 2/1/39	347	383

Pool #AL1939, 3.50%, 6/1/42	1,280	1,308

Pool #AL2243, 4.00%, 3/1/42	1,220	1,265

Pool #AL2303, 4.50%, 6/1/26	146	149

Pool #AL2326, 4.50%, 4/1/42	2,427	2,560

Pool #AL2397, (Floating, ICE LIBOR USD 1Y + 1.71%, 7.69% Cap), 2.79%, 8/1/42 (2)	125	130

Pool #AL2438, 3.00%, 9/1/27	1,204	1,220

Pool #AL2893, 3.50%, 12/1/42	2,995	3,066

Pool #AL3396, 2.50%, 3/1/28	546	546

Pool #AL3803, 3.00%, 6/1/28	1,024	1,037

Pool #AL4408, 4.50%, 11/1/43	1,474	1,566

Pool #AL4462, 2.50%, 6/1/28	979	978

Pool #AL4908, 4.00%, 2/1/44	1,142	1,193

Pool #AL5167, 3.50%, 1/1/34	295	303

Pool #AL5254, 3.00%, 11/1/27	717	726

Pool #AL5377, 4.00%, 6/1/44	2,979	3,112

Pool #AL5734, 3.50%, 9/1/29	938	961

Pool #AL5785, 4.00%, 9/1/44	1,753	1,837

Pool #AL6488, 3.50%, 8/1/43	630	644

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AL7807, 3.00%, 11/1/30	$2,453	$2,479

Pool #AL8469, 3.50%, 4/1/31	436	447

Pool #AL8908, 3.00%, 8/1/46	872	872

Pool #AL8951, 3.00%, 8/1/46	821	819

Pool #AL9582, 3.00%, 12/1/31	1,118	1,131

Pool #AO0752, 3.00%, 4/1/42	688	688

Pool #AO0800, 3.00%, 4/1/27	469	475

Pool #AO2973, 3.50%, 5/1/42	1,489	1,525

Pool #AO4136, 3.50%, 6/1/42	906	926

Pool #AO7970, 2.50%, 6/1/27	319	319

Pool #AO8031, 3.50%, 7/1/42	2,459	2,511

Pool #AO8629, 3.50%, 7/1/42	415	424

Pool #AP6273, 3.00%, 10/1/42	698	699

Pool #AQ6784, 3.50%, 12/1/42	767	784

Pool #AQ8185, 2.50%, 1/1/28	191	191

Pool #AQ8647, 3.50%, 12/1/42	1,131	1,155

Pool #AR1706, 2.50%, 1/1/28	2,992	2,990

Pool #AR3054, 3.00%, 1/1/28	685	694

Pool #AR3792, 3.00%, 2/1/43	642	643

Pool #AR8151, 3.00%, 3/1/43	1,247	1,248

Pool #AR9188, 2.50%, 3/1/43	152	148

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AR9582, 3.00%, 3/1/43	$408	$408

Pool #AS0018, 3.00%, 7/1/43	2,678	2,680

Pool #AS0275, 3.00%, 8/1/33	264	267

Pool #AS3294, 4.00%, 9/1/44	2,064	2,135

Pool #AS3600, 3.00%, 10/1/29	1,573	1,590

Pool #AS3657, 4.50%, 10/1/44	1,364	1,437

Pool #AS4085, 4.00%, 12/1/44	602	629

Pool #AS4306, 3.00%, 1/1/45	1,141	1,140

Pool #AS4458, 3.50%, 2/1/45	3,652	3,725

Pool #AS4715, 3.00%, 4/1/45	1,045	1,044

Pool #AS5090, 2.50%, 6/1/30	377	375

Pool #AS5324, 2.50%, 7/1/30	844	839

Pool #AS5500, 3.00%, 7/1/35	423	428

Pool #AS5666, 4.00%, 8/1/45	1,288	1,332

Pool #AS5892, 3.50%, 10/1/45	1,669	1,698

Pool #AS6192, 3.50%, 11/1/45	3,108	3,166

Pool #AS6262, 3.50%, 11/1/45	1,868	1,901

Pool #AS6332, 3.50%, 12/1/45	2,114	2,150

Pool #AS6398, 3.50%, 12/1/45	1,448	1,473

Pool #AS6730, 3.50%, 2/1/46	2,705	2,751

Pool #AS6887, 2.50%, 3/1/31	783	779

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AS7149, 3.00%, 5/1/46	$1,449	$1,447

Pool #AS7157, 3.00%, 5/1/46	922	920

Pool #AS7247, 4.00%, 5/1/46	626	647

Pool #AS7343, 3.00%, 6/1/46	879	876

Pool #AS7480, 2.00%, 7/1/31	214	209

Pool #AS7580, 3.00%, 7/1/46	1,046	1,043

Pool #AS8067, 3.00%, 10/1/46	1,444	1,440

Pool #AS8074, 3.00%, 10/1/46	851	848

Pool #AS8178, 3.00%, 10/1/36	267	269

Pool #AS8194, 2.50%, 10/1/31	2,597	2,585

Pool #AS8424, 3.00%, 12/1/36	404	408

Pool #AS8483, 3.00%, 12/1/46	1,291	1,287

Pool #AS8591, 2.00%, 1/1/32	398	388

Pool #AS8614, 3.50%, 1/1/32	280	286

Pool #AS8699, 4.00%, 1/1/47	3,792	3,919

Pool #AS8787, 2.00%, 2/1/32	215	210

Pool #AS8960, 4.00%, 3/1/47	817	853

Pool #AS9505, 3.00%, 4/1/32	792	800

Pool #AT0666, 3.50%, 4/1/43	499	510

Pool #AT2720, 3.00%, 5/1/43	1,156	1,157

Pool #AT3164, 3.00%, 4/1/43	1,950	1,952

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AT3180, 3.00%, 5/1/43	$2,399	$2,401

Pool #AT5026, 3.00%, 5/1/43	2,070	2,071

Pool #AU1657, 2.50%, 7/1/28	461	461

Pool #AU1689, 3.50%, 8/1/43	2,432	2,483

Pool #AU1808, 3.00%, 8/1/43	1,967	1,969

Pool #AU3164, 3.00%, 8/1/33	229	232

Pool #AU5918, 3.00%, 9/1/43	1,839	1,841

Pool #AU5919, 3.50%, 9/1/43	1,288	1,314

Pool #AV0691, 4.00%, 12/1/43	2,356	2,461

Pool #AV2339, 4.00%, 12/1/43	515	538

Pool #AW8167, 3.50%, 2/1/42	596	609

Pool #AW8595, 3.00%, 8/1/29	387	391

Pool #AX2163, 3.50%, 11/1/44	774	788

Pool #AX4413, 4.00%, 11/1/44	1,407	1,455

Pool #AX4839, 3.50%, 11/1/44	1,449	1,475

Pool #AX6139, 4.00%, 11/1/44	1,924	2,003

Pool #AY0544, 2.50%, 8/1/27	1,354	1,353

Pool #AY3062, 3.00%, 11/1/26	461	467

Pool #AY5580, 3.50%, 6/1/45	4,618	4,704

Pool #AY9555, 3.00%, 5/1/45	1,600	1,598

Pool #AZ1449, 3.00%, 7/1/45	1,120	1,119

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #AZ2936, 3.00%, 9/1/45	$571	$570

Pool #AZ2947, 4.00%, 9/1/45	1,376	1,423

Pool #AZ4775, 3.50%, 10/1/45	941	957

Pool #BA2911, 3.00%, 11/1/30	412	416

Pool #BC0326, 3.50%, 12/1/45	681	693

Pool #BC0822, 3.50%, 4/1/46	6,264	6,370

Pool #BC1105, 3.50%, 2/1/46	2,481	2,523

Pool #BC1510, 3.00%, 8/1/46	734	731

Pool #BC9096, 3.50%, 12/1/46	986	1,002

Pool #BE3171, 2.50%, 2/1/32	827	823

Pool #BH1130, 3.50%, 4/1/32	679	695

Pool #BH5784, 3.00%, 11/1/32	2,748	2,779

Pool #BH7032, 3.50%, 12/1/47	667	677

Pool #BH7106, 3.50%, 1/1/48	1,391	1,412

Pool #BH9215, 3.50%, 1/1/48	435	442

Pool #BJ0648, 3.50%, 3/1/48	1,450	1,472

Pool #BJ9181, 5.00%, 5/1/48	1,250	1,322

Pool #BJ9260, 4.00%, 4/1/48	1,506	1,555

Pool #BJ9977, 4.00%, 5/1/48	652	678

Pool #BK0276, 4.00%, 9/1/48	540	557

Pool #BK0920, 4.00%, 7/1/48	3,355	3,460

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #BK0922, 4.50%, 7/1/48	$520	$544

Pool #BK4740, 4.00%, 8/1/48	841	867

Pool #BK4764, 4.00%, 8/1/48	1,000	1,031

Pool #BK4816, 4.00%, 9/1/48	1,615	1,664

Pool #BM1687, 4.00%, 1/1/47	3,265	3,377

Pool #BM1787, 4.00%, 9/1/47	2,054	2,138

Pool #BM2001, 3.50%, 12/1/46	385	392

Pool #BM3286, 4.50%, 11/1/47	249	261

Pool #BM4151, 2.50%, 6/1/32	2,626	2,611

Pool #BN1176, 4.50%, 11/1/48	720	752

Pool #BN1628, 4.50%, 11/1/48	650	678

Pool #CA0110, 3.50%, 8/1/47	1,733	1,759

Pool #CA0619, 4.00%, 10/1/47	433	448

Pool #CA0620, 4.00%, 10/1/47	4,386	4,531

Pool #CA0656, 3.50%, 11/1/47	2,255	2,294

Pool #CA0859, 3.50%, 12/1/47	2,310	2,346

Pool #CA0917, 3.50%, 12/1/47	1,360	1,384

Pool #CA1370, 4.00%, 3/1/48	858	891

Pool #CA1378, 4.00%, 3/1/48	929	959

Pool #CA1564, 4.50%, 4/1/48	494	516

Pool #CA1711, 4.50%, 5/1/48	1,493	1,561

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #CA1902, 4.50%, 6/1/48	$1,424	$1,501

Pool #CA1909, 4.50%, 6/1/48	711	743

Pool #CA1951, 4.00%, 7/1/48	1,047	1,080

Pool #CA1952, 4.50%, 6/1/48	535	560

Pool #CA2056, 4.50%, 7/1/48	720	753

Pool #CA2208, 4.50%, 8/1/48	512	535

Pool #CA2256, 3.50%, 8/1/33	925	946

Pool #CA2366, 3.50%, 9/1/48	779	791

Pool #CA2375, 4.00%, 9/1/48	3,391	3,495

Pool #CA2616, 3.50%, 11/1/48	2,043	2,081

Pool #MA0361, 4.00%, 3/1/30	151	156

Pool #MA0667, 4.00%, 3/1/31	387	402

Pool #MA0706, 4.50%, 4/1/31	455	478

Pool #MA0711, 3.50%, 4/1/31	242	246

Pool #MA0804, 4.00%, 7/1/31	254	264

Pool #MA0976, 3.50%, 2/1/32	549	565

Pool #MA1107, 3.50%, 7/1/32	685	704

Pool #MA1138, 3.50%, 8/1/32	374	384

Pool #MA1141, 3.00%, 8/1/32	191	194

Pool #MA1200, 3.00%, 10/1/32	1,050	1,063

Pool #MA1239, 3.50%, 11/1/32	506	521

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #MA1432, 3.00%, 5/1/33	$1,063	$1,075

Pool #MA1511, 2.50%, 7/1/33	318	315

Pool #MA1764, 4.00%, 1/1/34	451	471

Pool #MA2320, 3.00%, 7/1/35	932	943

Pool #MA2473, 3.50%, 12/1/35	410	419

Pool #MA2489, 2.50%, 12/1/30	1,260	1,254

Pool #MA2512, 4.00%, 1/1/46	580	599

Pool #MA2670, 3.00%, 7/1/46	2,389	2,382

Pool #MA2672, 3.00%, 7/1/36	525	531

Pool #MA2705, 3.00%, 8/1/46	1,689	1,684

Pool #MA2737, 3.00%, 9/1/46	764	762

Pool #MA2738, 3.00%, 9/1/36	759	767

Pool #MA2771, 3.00%, 10/1/46	823	820

Pool #MA2775, 2.50%, 10/1/31	436	434

Pool #MA2781, 2.50%, 10/1/46	527	512

Pool #MA2804, 3.00%, 11/1/36	938	948

Pool #MA2817, 2.50%, 11/1/36	410	403

Pool #MA2841, 2.50%, 12/1/36	167	163

Pool #MA2863, 3.00%, 1/1/47	11,955	11,919

Pool #MA2895, 3.00%, 2/1/47	691	689

Pool #MA2929, 3.50%, 3/1/47	4,089	4,154

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #MA3028, 3.50%, 6/1/37	$864	$883

Pool #MA3057, 3.50%, 7/1/47	2,138	2,172

Pool #MA3058, 4.00%, 7/1/47	831	859

Pool #MA3059, 3.50%, 7/1/37	167	171

Pool #MA3073, 4.50%, 7/1/47	1,635	1,712

Pool #MA3127, 3.00%, 9/1/37	352	355

Pool #MA3150, 4.50%, 10/1/47	787	824

Pool #MA3181, 3.50%, 11/1/37	263	269

Pool #MA3182, 3.50%, 11/1/47	2,242	2,277

Pool #MA3184, 4.50%, 11/1/47	244	255

Pool #MA3185, 3.00%, 11/1/37	447	449

Pool #MA3188, 3.00%, 11/1/32	1,257	1,269

Pool #MA3211, 4.00%, 12/1/47	441	456

Pool #MA3239, 4.00%, 1/1/48	1,876	1,939

Pool #MA3276, 3.50%, 2/1/48	1,921	1,952

Pool #MA3281, 4.00%, 2/1/38	900	935

Pool #MA3334, 4.50%, 4/1/48	1,676	1,754

Pool #MA3385, 4.50%, 6/1/48	677	708

Pool #MA3412, 3.50%, 7/1/38	568	579

Pool #MA3443, 4.00%, 8/1/48	809	834

Pool #MA3444, 4.50%, 8/1/48	693	725

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Fannie Mae – 12.6% – continued

Pool #MA3467, 4.00%, 9/1/48	$814	$839

Pool #MA3492, 4.00%, 10/1/38	193	199

Pool TBA, 4/19/49 (13)	22,300	23,066
		378,936

Federal Home Loan Bank – 0.4%
2.63%, 5/28/20	500	501
1.38%, 9/28/20	3,000	2,955
2.63%, 10/1/20	5,000	5,021
3.00%, 10/12/21	3,000	3,052
5.50%, 7/15/36	500	667
		12,196

Freddie Mac – 1.2%
1.38%, 5/1/20	500	494
2.38%, 1/13/22	1,500	1,504
2.75%, 6/19/23	2,000	2,035
6.75%, 3/15/31	1,200	1,676

Freddie Mac Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.87%, 4/25/21	344	351

Freddie Mac Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	97	98

Freddie Mac Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	500	502

Freddie Mac Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	150	149

Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	350	348

Freddie Mac Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	200

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K025, Class A1, 1.88%, 4/25/22	$195	$193

Freddie Mac Multifamily Structured Pass Through Certificates, Series K027, Class A2, 2.64%, 1/25/23	750	752

Freddie Mac Multifamily Structured Pass Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	300	306

Freddie Mac Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	250	257

Freddie Mac Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23	300	307

Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23	227	233

Freddie Mac Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23	365	375

Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23	350	356

Freddie Mac Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.39%, 3/25/24	295	305

Freddie Mac Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	309

Freddie Mac Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	307

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	$200	$200

Freddie Mac Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	204

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	250	257

Freddie Mac Multifamily Structured Pass Through Certificates, Series K051, Class A2, 3.31%, 9/25/25	300	310

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	300	304

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	250	250

Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	500	497

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	400	393

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	250	247

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	350	359

Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.12%, 6/25/27	350	356

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	$250	$256

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	150	154

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.19%, 9/25/27	200	204

Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.30%, 11/25/27	150	154

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	150	156

Freddie Mac Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	150	155

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	150	158

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2, 3.65%, 2/25/28	150	158

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	200	215

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2, 3.85%, 5/25/28	200	214

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2, 3.85%, 6/25/51	150	161

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.93%, 6/25/28	$200	$216

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2, 3.93%, 7/25/28	200	216

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.90%, 8/25/28	200	215

Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class A2, 3.92%, 9/25/28	350	377

Freddie Mac Multifamily Structured Pass Through Certificates, Series K083, Class A2, 4.05%, 9/25/28	200	217

Freddie Mac Multifamily Structured Pass Through Certificates, Series K086, Class A2, 3.86%, 11/25/28	200	214

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A2, 3.72%, 1/25/31	100	105

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A3, 3.79%, 1/25/34	100	106

Freddie Mac Multifamily Structured Pass Through Certificates, Series K154, Class A2, 3.42%, 4/25/32	100	103

Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.75%, 4/25/33	100	106

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, 5/25/33	100	107

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3, 3.99%, 8/25/33	$100	$109

Freddie Mac Multifamily Structured Pass Through Certificates, Series K716, Class A2, 3.13%, 6/25/21	500	505

Freddie Mac Multifamily Structured Pass Through Certificates, Series K718, Class A2, 2.79%, 1/25/22	250	251

Freddie Mac Multifamily Structured Pass Through Certificates, Series K719, Class A2, 2.73%, 6/25/22	100	100

Freddie Mac Multifamily Structured Pass Through Certificates, Series K722, Class A2, 2.41%, 3/25/23	250	248

Freddie Mac Multifamily Structured Pass Through Certificates, Series K723, Class A2, 2.45%, 8/25/23	250	249

Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.14%, 10/25/24	200	204

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	200	209

Freddie Mac Multifamily Structured Pass Through Certificates, Series K731, Class A2, 3.60%, 2/25/25	150	157

Freddie Mac Multifamily Structured Pass Through Certificates, Series K732, Class A2, 3.70%, 5/25/25	400	421

Freddie Mac Multifamily Structured Pass Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	500	528

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac – 1.2% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series KC02, Class A2, 3.37%, 7/25/25	$300	$306

Pool TBA, 4/19/49 (13)	15,220	15,738
		37,426

Freddie Mac Gold – 7.2%

Pool #A16753, 5.00%, 11/1/33	43	47

Pool #A17665, 5.00%, 1/1/34	48	52

Pool #A27950, 5.50%, 11/1/34	229	252

Pool #A31136, 5.50%, 1/1/35	202	217

Pool #A39306, 5.50%, 11/1/35	129	142

Pool #A46224, 5.00%, 7/1/35	19	21

Pool #A48104, 5.00%, 1/1/36	59	64

Pool #A51296, 6.00%, 8/1/36	7	7

Pool #A54897, 6.50%, 8/1/36	11	12

Pool #A56110, 5.50%, 12/1/36	118	127

Pool #A57604, 5.00%, 3/1/37	141	152

Pool #A58718, 5.50%, 3/1/37	13	14

Pool #A59081, 5.50%, 4/1/37	172	188

Pool #A60942, 5.00%, 5/1/37	31	32

Pool #A61560, 5.50%, 10/1/36	245	269

Pool #A61573, 5.00%, 9/1/34	716	773

Pool #A61597, 5.50%, 12/1/35	34	36

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #A64474, 5.50%, 9/1/37	$15	$16

Pool #A67116, 7.00%, 10/1/37	15	17

Pool #A68761, 5.50%, 9/1/37	126	135

Pool #A69169, 4.50%, 12/1/37	52	55

Pool #A69303, 6.00%, 11/1/37	19	21

Pool #A73778, 5.00%, 2/1/38	86	93

Pool #A74134, 7.00%, 2/1/38	21	23

Pool #A78507, 5.00%, 6/1/38	282	304

Pool #A81606, 6.00%, 9/1/38	17	18

Pool #A83008, 5.50%, 11/1/38	206	225

Pool #A84432, 4.50%, 2/1/39	50	52

Pool #A88476, 4.50%, 9/1/39	1,436	1,525

Pool #A89346, 4.50%, 10/1/39	776	821

Pool #A90749, 4.50%, 1/1/40	668	710

Pool #A91541, 5.00%, 3/1/40	186	200

Pool #A91626, 4.50%, 3/1/40	398	425

Pool #A91942, 4.50%, 4/1/40	279	297

Pool #A94672, 4.50%, 10/1/40	404	428

Pool #A96296, 4.00%, 1/1/41	485	505

Pool #A96310, 4.00%, 1/1/41	353	366

Pool #A96995, 4.00%, 2/1/41	780	809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #A97443, 4.50%, 3/1/41	$355	$376

Pool #B17658, 4.50%, 1/1/20 (14)	–	–

Pool #B18502, 5.50%, 6/1/20	2	2

Pool #B18931, 4.50%, 3/1/20	1	1

Pool #C03457, 4.50%, 2/1/40	243	257

Pool #C03812, 3.50%, 4/1/42	549	565

Pool #C03821, 3.50%, 4/1/42	1,160	1,185

Pool #C04268, 3.00%, 10/1/42	2,589	2,590

Pool #C09004, 3.50%, 7/1/42	394	403

Pool #C09042, 3.50%, 5/1/43	502	513

Pool #C09063, 4.00%, 9/1/44	407	421

Pool #C09066, 3.50%, 10/1/44	567	578

Pool #C91009, 5.00%, 11/1/26	10	10

Pool #C91247, 5.00%, 4/1/29	113	120

Pool #C91354, 4.00%, 1/1/31	385	400

Pool #C91370, 4.50%, 5/1/31	197	207

Pool #C91388, 3.50%, 2/1/32	238	245

Pool #C91402, 4.00%, 10/1/31	318	331

Pool #C91408, 3.50%, 11/1/31	236	243

Pool #C91485, 3.50%, 8/1/32	376	387

Pool #C91811, 4.00%, 1/1/35	165	172

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #C91826, 3.00%, 5/1/35	$308	$310

Pool #C91858, 3.00%, 12/1/35	326	330

Pool #C91879, 3.00%, 6/1/36	373	377

Pool #C91891, 3.00%, 9/1/36	394	398

Pool #C91904, 2.50%, 11/1/36	246	242

Pool #C91908, 3.00%, 1/1/37	164	166

Pool #C91949, 3.00%, 9/1/37	437	441

Pool #C91955, 3.00%, 10/1/37	356	360

Pool #C91970, 3.50%, 1/1/38	457	467

Pool #C91971, 4.00%, 1/1/38	178	185

Pool #C92003, 3.50%, 7/1/38	378	386

Pool #C92010, 4.00%, 8/1/38	488	507

Pool #D97564, 5.00%, 1/1/28	106	112

Pool #D99094, 3.00%, 3/1/32	255	258

Pool #E03033, 3.00%, 2/1/27	463	470

Pool #E04044, 3.50%, 8/1/27	767	786

Pool #E04072, 2.50%, 8/1/27	213	213

Pool #G01907, 4.50%, 8/1/34	23	25

Pool #G01974, 5.00%, 12/1/35	234	252

Pool #G02064, 5.00%, 2/1/36	111	119

Pool #G02069, 5.50%, 3/1/36	16	18

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G02386, 6.00%, 11/1/36	$178	$196

Pool #G02391, 6.00%, 11/1/36	5	6

Pool #G02540, 5.00%, 11/1/34	54	58

Pool #G02649, 6.00%, 1/1/37	8	9

Pool #G02702, 6.50%, 1/1/37	11	13

Pool #G02789, 6.00%, 4/1/37	623	687

Pool #G02911, 6.00%, 4/1/37	8	9

Pool #G02973, 6.00%, 6/1/37	22	25

Pool #G03121, 5.00%, 6/1/36	97	105

Pool #G03134, 5.50%, 8/1/36	40	44

Pool #G03176, 5.00%, 8/1/37	30	32

Pool #G03218, 6.00%, 9/1/37	23	25

Pool #G03351, 6.00%, 9/1/37	45	49

Pool #G03513, 6.00%, 11/1/37	53	58

Pool #G03600, 7.00%, 11/1/37	22	26

Pool #G03737, 6.50%, 11/1/37	306	341

Pool #G03992, 6.00%, 3/1/38	54	59

Pool #G04287, 5.00%, 5/1/38	95	101

Pool #G04459, 5.50%, 6/1/38	81	89

Pool #G04611, 6.00%, 7/1/38	150	164

Pool #G04650, 6.50%, 9/1/38	79	91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G04817, 5.00%, 9/1/38	$59	$63

Pool #G05082, 5.00%, 3/1/38	133	143

Pool #G05167, 4.50%, 2/1/39	163	172

Pool #G05725, 4.50%, 11/1/39	371	396

Pool #G05733, 5.00%, 11/1/39	280	303

Pool #G05870, 4.50%, 4/1/40	458	487

Pool #G05969, 5.00%, 8/1/40	184	199

Pool #G05971, 5.50%, 8/1/40	760	828

Pool #G06020, 5.50%, 12/1/39	655	716

Pool #G06767, 5.00%, 10/1/41	584	631

Pool #G06947, 6.00%, 5/1/40	183	202

Pool #G07030, 4.00%, 6/1/42	2,082	2,176

Pool #G07098, 3.50%, 7/1/42	612	626

Pool #G07152, 4.00%, 6/1/42	1,619	1,680

Pool #G07171, 4.00%, 8/1/42	880	917

Pool #G07445, 2.50%, 7/1/43	645	630

Pool #G07787, 4.00%, 8/1/44	2,991	3,127

Pool #G07924, 3.50%, 1/1/45	884	905

Pool #G07961, 3.50%, 3/1/45	1,801	1,839

Pool #G07998, 4.50%, 7/1/44	423	444

Pool #G08189, 7.00%, 3/1/37	28	32

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G08192, 5.50%, 4/1/37	$37	$41

Pool #G08341, 5.00%, 4/1/39	790	852

Pool #G08477, 3.50%, 2/1/42	713	728

Pool #G08537, 3.00%, 7/1/43	2,230	2,231

Pool #G08554, 3.50%, 10/1/43	938	958

Pool #G08608, 3.00%, 9/1/44	412	411

Pool #G08614, 3.00%, 11/1/44	4,078	4,077

Pool #G08624, 4.00%, 1/1/45	1,221	1,262

Pool #G08632, 3.50%, 3/1/45	1,610	1,639

Pool #G08648, 3.00%, 6/1/45	697	696

Pool #G08650, 3.50%, 6/1/45	1,274	1,297

Pool #G08653, 3.00%, 7/1/45	1,702	1,698

Pool #G08660, 4.00%, 8/1/45	428	443

Pool #G08666, 3.00%, 9/1/45	5,043	5,033

Pool #G08667, 3.50%, 9/1/45	1,001	1,019

Pool #G08672, 4.00%, 10/1/45	578	597

Pool #G08677, 4.00%, 11/1/45	528	545

Pool #G08681, 3.50%, 12/1/45	1,900	1,934

Pool #G08698, 3.50%, 3/1/46	987	1,005

Pool #G08702, 3.50%, 4/1/46	1,017	1,035

Pool #G08710, 3.00%, 6/1/46	1,180	1,176

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G08715, 3.00%, 8/1/46	$2,573	$2,565

Pool #G08721, 3.00%, 9/1/46	721	718

Pool #G08726, 3.00%, 10/1/46	950	947

Pool #G08747, 3.00%, 2/1/47	602	599

Pool #G08766, 3.50%, 6/1/47	1,181	1,201

Pool #G08774, 3.50%, 8/1/47	438	445

Pool #G08785, 4.00%, 10/1/47	1,871	1,931

Pool #G08788, 3.50%, 11/1/47	2,616	2,659

Pool #G08790, 4.50%, 11/1/47	1,673	1,754

Pool #G08792, 3.50%, 12/1/47	687	699

Pool #G08793, 4.00%, 12/1/47	1,921	1,983

Pool #G08794, 4.50%, 12/1/47	591	620

Pool #G08797, 4.00%, 1/1/48	1,626	1,679

Pool #G08804, 3.50%, 3/1/48	1,650	1,677

Pool #G08814, 4.00%, 5/1/48	1,314	1,357

Pool #G08818, 4.50%, 6/1/48	394	413

Pool #G08827, 4.50%, 7/1/48	926	970

Pool #G08831, 4.00%, 8/1/48	1,137	1,173

Pool #G08842, 4.00%, 10/1/48	1,693	1,747

Pool #G11776, 4.50%, 9/1/20	4	4

Pool #G12571, 4.00%, 1/1/22	19	20

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G12673, 5.00%, 9/1/21	$9	$9

Pool #G12837, 4.50%, 4/1/22	17	17

Pool #G12868, 5.00%, 11/1/22	41	42

Pool #G12869, 5.00%, 9/1/22	31	31

Pool #G13136, 4.50%, 5/1/23	45	47

Pool #G13151, 6.00%, 3/1/23	33	34

Pool #G13201, 4.50%, 7/1/23	27	27

Pool #G13433, 5.50%, 1/1/24	38	39

Pool #G14168, 5.50%, 12/1/24	46	47

Pool #G14239, 4.00%, 9/1/26	791	816

Pool #G14554, 4.50%, 7/1/26	64	66

Pool #G14891, 3.00%, 10/1/28	340	344

Pool #G15089, 2.50%, 11/1/28	572	571

Pool #G15134, 3.00%, 5/1/29	236	239

Pool #G15468, 3.50%, 12/1/29	480	492

Pool #G16499, 2.00%, 8/1/32	139	136

Pool #G16562, 3.50%, 8/1/33	931	956

Pool #G16600, 3.00%, 7/1/33	3,246	3,284

Pool #G18220, 6.00%, 11/1/22	6	6

Pool #G18420, 3.00%, 1/1/27	611	619

Pool #G18438, 2.50%, 6/1/27	286	286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G18442, 3.50%, 8/1/27	$467	$478

Pool #G18475, 2.50%, 8/1/28	2,136	2,136

Pool #G18571, 2.50%, 10/1/30	448	446

Pool #G18601, 3.00%, 5/1/31	622	628

Pool #G18618, 2.00%, 11/1/31	229	223

Pool #G18626, 2.50%, 1/1/32	3,203	3,185

Pool #G18629, 2.00%, 1/1/32	78	76

Pool #G18664, 3.50%, 10/1/32	412	422

Pool #G30327, 4.50%, 1/1/27	20	20

Pool #G30835, 3.50%, 12/1/35	341	349

Pool #G31020, 2.50%, 2/1/37	91	89

Pool #G31057, 3.00%, 2/1/38	449	451

Pool #G60145, 3.50%, 8/1/45	952	972

Pool #G60238, 3.50%, 10/1/45	1,362	1,394

Pool #G60361, 3.50%, 12/1/45	1,351	1,378

Pool #G60440, 3.50%, 3/1/46	2,296	2,350

Pool #G60696, 3.00%, 9/1/46	1,290	1,286

Pool #G60707, 3.00%, 9/1/46	1,218	1,214

Pool #G60723, 3.00%, 10/1/46	992	990

Pool #G60724, 3.00%, 10/1/46	990	988

Pool #G60948, 3.00%, 1/1/47	3,448	3,436

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #G61044, 3.50%, 3/1/47	$4,276	$4,358

Pool #G61578, 4.50%, 8/1/48	479	502

Pool #G61608, 4.50%, 9/1/48	1,346	1,420

Pool #G61645, 4.00%, 10/1/48	1,655	1,707

Pool #J00991, 4.00%, 1/1/21	10	10

Pool #J02541, 4.00%, 9/1/20	3	3

Pool #J03041, 6.00%, 7/1/21	6	6

Pool #J03736, 5.50%, 11/1/21	13	13

Pool #J05307, 4.50%, 8/1/22	5	5

Pool #J06175, 5.00%, 5/1/21	2	2

Pool #J06465, 6.00%, 11/1/22	2	2

Pool #J06476, 5.50%, 11/1/22	13	14

Pool #J08098, 5.50%, 6/1/23	8	8

Pool #J08202, 5.00%, 7/1/23	11	11

Pool #J08454, 5.00%, 8/1/23	14	14

Pool #J08913, 5.50%, 10/1/23	12	13

Pool #J09148, 5.00%, 12/1/23	36	36

Pool #J09305, 5.00%, 2/1/24	50	50

Pool #J09463, 5.00%, 3/1/24	33	33

Pool #J11136, 4.00%, 11/1/24	39	41

Pool #J12098, 4.50%, 4/1/25	269	277

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #J14808, 3.50%, 3/1/26	$340	$348

Pool #J17055, 3.00%, 11/1/26	196	198

Pool #J17232, 3.00%, 11/1/26	257	260

Pool #J17932, 3.00%, 3/1/27	398	403

Pool #J20834, 2.50%, 10/1/27	536	535

Pool #J21601, 2.50%, 12/1/27	1,893	1,893

Pool #J22069, 2.50%, 1/1/28	130	130

Pool #J22986, 2.50%, 3/1/28	1,080	1,079

Pool #J23813, 2.00%, 5/1/28	938	923

Pool #J30435, 3.00%, 1/1/30	594	602

Pool #J31371, 2.50%, 4/1/30	783	781

Pool #J32223, 2.50%, 7/1/30	571	569

Pool #J32244, 3.00%, 7/1/30	2,019	2,043

Pool #J34252, 3.50%, 4/1/31	113	116

Pool #K90071, 3.00%, 2/1/33	856	857

Pool #K90641, 3.50%, 6/1/33	118	121

Pool #K90791, 3.00%, 7/1/33	364	369

Pool #K91490, 3.50%, 1/1/34	719	740

Pool #K92325, 3.00%, 1/1/35	469	474

Pool #Q02211, 4.50%, 7/1/41	439	465

Pool #Q02605, 4.50%, 8/1/41	1,054	1,116

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #Q03085, 4.00%, 9/1/41	$212	$220

Pool #Q04649, 3.50%, 11/1/41	270	276

Pool #Q08894, 3.50%, 6/1/42	718	734

Pool #Q09009, 4.00%, 6/1/42	1,447	1,508

Pool #Q10389, 3.50%, 8/1/42	1,186	1,217

Pool #Q10438, 3.50%, 8/1/42	1,127	1,152

Pool #Q14324, 3.00%, 1/1/43	1,270	1,271

Pool #Q14426, 3.00%, 1/1/43	3,504	3,503

Pool #Q14676, 3.00%, 1/1/43	812	813

Pool #Q15438, 3.00%, 2/1/43	1,085	1,086

Pool #Q15843, 3.00%, 2/1/43	360	361

Pool #Q18305, 3.50%, 5/1/43	1,992	2,036

Pool #Q18339, 3.00%, 5/1/43	377	378

Pool #Q19697, 3.00%, 6/1/43	893	894

Pool #Q19909, 3.00%, 7/1/43	694	694

Pool #Q20550, 3.00%, 8/1/43	1,180	1,180

Pool #Q21320, 3.50%, 8/1/43	463	473

Pool #Q24954, 4.00%, 2/1/44	739	772

Pool #Q27352, 3.50%, 7/1/44	2,524	2,577

Pool #Q27353, 4.00%, 7/1/44	1,984	2,067

Pool #Q29640, 4.00%, 11/1/44	722	753

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #Q36759, 3.50%, 10/1/45	$1,402	$1,434

Pool #Q37471, 4.00%, 11/1/45	923	954

Pool #Q37986, 3.50%, 12/1/45	694	709

Pool #Q40841, 3.00%, 6/1/46	1,121	1,117

Pool #Q43876, 3.00%, 10/1/46	1,051	1,047

Pool #Q44663, 3.00%, 11/1/46	1,520	1,515

Pool #Q45095, 3.50%, 12/1/46	3,055	3,106

Pool #Q48874, 3.50%, 6/1/47	358	365

Pool #Q50031, 3.50%, 8/1/47	1,272	1,295

Pool #Q50962, 3.50%, 9/1/47	1,650	1,677

Pool #Q51774, 3.50%, 10/1/47	5,637	5,728

Pool #Q52115, 3.50%, 11/1/47	675	686

Pool #Q52319, 3.50%, 11/1/47	1,467	1,491

Pool #Q52985, 3.50%, 12/1/47	568	577

Pool #Q53695, 3.50%, 1/1/48	1,513	1,537

Pool #Q54334, 3.50%, 2/1/48	1,310	1,331

Pool #Q54891, 4.00%, 3/1/48	1,107	1,142

Pool #Q56363, 4.50%, 5/1/48	1,118	1,172

Pool #Q57433, 4.00%, 7/1/48	1,058	1,092

Pool #Q57443, 5.00%, 7/1/48	739	782

Pool #Q58069, 4.00%, 8/1/48	773	797

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Freddie Mac Gold – 7.2% – continued

Pool #Q58304, 4.00%, 9/1/48	$1,712	$1,766

Pool #Q58904, 4.50%, 10/1/48	964	1,010

Pool #Q59882, 3.50%, 11/1/48	1,292	1,318

Pool #V60268, 3.00%, 9/1/28	991	1,004

Pool #V60886, 2.50%, 8/1/30	267	266

Pool #V60902, 2.50%, 8/1/30	208	207

Pool #V61151, 2.50%, 5/1/31	743	740

Pool #V61347, 2.50%, 10/1/31	803	799

Pool #V80003, 3.00%, 4/1/43	1,677	1,678

Pool #V80004, 3.00%, 4/1/43	463	463

Pool #V80058, 3.00%, 5/1/43	742	743

Pool #V83616, 4.00%, 11/1/47	903	932

Pool #V84594, 4.00%, 9/1/48	2,782	2,870
		217,900

Government National Mortgage Association I – 0.7%

Pool #510835, 5.50%, 2/15/35	30	32

Pool #553463, 3.50%, 1/15/42	715	734

Pool #597889, 5.50%, 6/15/33	200	215

Pool #614169, 5.00%, 7/15/33	49	53

Pool #616879, 3.50%, 2/15/42	485	498

Pool #617739, 6.00%, 10/15/37	10	11

Pool #634431, 6.00%, 9/15/34	18	20

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #641416, 5.50%, 4/15/35	$148	$160

Pool #646341, 6.00%, 11/15/36	29	31

Pool #648538, 5.00%, 12/15/35	61	64

Pool #651753, 5.50%, 3/15/36	11	12

Pool #670030, 3.00%, 7/15/45	628	631

Pool #675211, 6.50%, 3/15/38	8	9

Pool #675484, 5.50%, 6/15/38	66	72

Pool #676360, 6.50%, 10/15/37	6	6

Pool #682899, 6.00%, 9/15/40	178	194

Pool #687824, 5.50%, 8/15/38	115	125

Pool #687900, 5.00%, 9/15/38	116	124

Pool #687901, 5.00%, 9/15/38	73	78

Pool #692309, 6.00%, 1/15/39	61	67

Pool #697645, 5.50%, 10/15/38	38	42

Pool #698236, 5.00%, 6/15/39	307	329

Pool #698336, 4.50%, 5/15/39	342	360

Pool #699277, 6.00%, 9/15/38	14	16

Pool #700918, 5.50%, 11/15/38	121	133

Pool #700972, 5.50%, 11/15/38	22	24

Pool #701196, 6.00%, 10/15/38	5	6

Pool #703677, 5.50%, 6/15/39	141	154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #704185, 5.50%, 1/15/39	$31	$34

Pool #704514, 4.50%, 5/15/39	561	593

Pool #704624, 4.50%, 7/15/39	1,632	1,723

Pool #717175, 4.50%, 6/15/39	324	342

Pool #719262, 5.00%, 8/15/40	157	167

Pool #720065, 4.50%, 6/15/39	1,063	1,122

Pool #720202, 4.50%, 7/15/39	253	268

Pool #723231, 4.00%, 10/15/39	236	246

Pool #723339, 5.00%, 9/15/39	151	162

Pool #726085, 4.00%, 11/15/24	91	93

Pool #728629, 4.50%, 1/15/40	483	510

Pool #733663, 4.50%, 5/15/40	1,255	1,323

Pool #736768, 3.00%, 11/15/42	994	1,002

Pool #737286, 4.50%, 5/15/40	417	441

Pool #737416, 3.50%, 9/15/25	85	87

Pool #738134, 3.50%, 4/15/26	161	165

Pool #738247, 4.50%, 4/15/41	192	202

Pool #745215, 4.00%, 7/15/25	68	70

Pool #747643, 4.50%, 8/15/40	657	692

Pool #760874, 3.50%, 2/15/26	131	134

Pool #768800, 4.50%, 6/15/41	90	94

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #773939, 4.00%, 11/15/41	$497	$518

Pool #778957, 3.50%, 3/15/42	601	618

Pool #782131, 5.50%, 12/15/36	48	53

Pool #782150, 5.50%, 4/15/37	57	63

Pool #782259, 5.00%, 2/15/36	112	120

Pool #782272, 5.50%, 2/15/38	104	115

Pool #782498, 6.00%, 12/15/38	50	56

Pool #782565, 5.00%, 2/15/39	1,165	1,250

Pool #782584, 5.00%, 3/15/39	69	74

Pool #782675, 4.50%, 6/15/24	74	76

Pool #782696, 5.00%, 6/15/39	272	292

Pool #782831, 6.00%, 12/15/39	35	39

Pool #783176, 4.00%, 11/15/40	644	669

Pool #783467, 4.00%, 10/15/41	2,001	2,079

Pool #783740, 2.50%, 12/15/27	231	231

Pool #AA5391, 3.50%, 6/15/42	43	44

Pool #AA6089, 3.00%, 2/15/43	401	404

Pool #AB2761, 3.50%, 8/15/42	159	163

Pool #AB2891, 3.00%, 9/15/42	234	236

Pool #AD8781, 3.00%, 3/15/43	357	360

Pool #AD9016, 3.00%, 4/15/43	423	426

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #AL1763, 3.50%, 1/15/45	$246	$252
		21,808

Government National Mortgage Association II – 7.4%

Pool #3570, 6.00%, 6/20/34	47	53

Pool #3665, 5.50%, 1/20/35	135	147

Pool #3852, 6.00%, 5/20/36	22	24

Pool #3879, 6.00%, 7/20/36	65	72

Pool #3910, 6.00%, 10/20/36	32	36

Pool #3994, 5.00%, 6/20/37	22	23

Pool #4018, 6.50%, 8/20/37	79	91

Pool #4026, 5.00%, 9/20/37	32	34

Pool #4027, 5.50%, 9/20/37	16	17

Pool #4040, 6.50%, 10/20/37	16	19

Pool #4098, 5.50%, 3/20/38	98	106

Pool #4116, 6.50%, 4/20/38	38	43

Pool #4170, 6.00%, 6/20/38	78	86

Pool #4194, 5.50%, 7/20/38	182	198

Pool #4243, 5.00%, 9/20/38	45	48

Pool #4244, 5.50%, 9/20/38	52	56

Pool #4245, 6.00%, 9/20/38	28	31

Pool #4269, 6.50%, 10/20/38	37	42

Pool #4290, 5.50%, 11/20/38	33	36

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #4344, 6.00%, 1/20/39	$60	$67

Pool #4345, 6.50%, 1/20/39	41	47

Pool #4425, 5.50%, 4/20/39	113	123

Pool #4559, 5.00%, 10/20/39	246	263

Pool #4561, 6.00%, 10/20/39	143	157

Pool #4617, 4.50%, 1/20/40	76	80

Pool #4619, 5.50%, 1/20/40	237	256

Pool #4713, 4.50%, 6/20/40	223	235

Pool #4747, 5.00%, 7/20/40	193	207

Pool #4881, 3.50%, 12/20/40	823	846

Pool #4882, 4.00%, 12/20/40	1,893	1,971

Pool #4923, 4.50%, 1/20/41	180	190

Pool #5050, 4.00%, 5/20/26	141	146

Pool #5081, 4.00%, 6/20/41	301	313

Pool #5082, 4.50%, 6/20/41	310	327

Pool #5083, 5.00%, 6/20/41	1,202	1,286

Pool #5114, 4.00%, 7/20/41	1,199	1,249

Pool #5141, 5.00%, 8/20/41	159	170

Pool #5175, 4.50%, 9/20/41	168	177

Pool #5176, 5.00%, 9/20/41	821	878

Pool #5202, 3.50%, 10/20/41	462	474

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #5203, 4.00%, 10/20/41	$293	$305

Pool #5232, 3.50%, 11/20/41	900	924

Pool #5264, 5.50%, 12/20/41	21	22

Pool #5280, 4.00%, 1/20/42	326	340

Pool #5304, 3.50%, 2/20/42	336	345

Pool #5317, 5.50%, 2/20/42	148	160

Pool #5326, 3.00%, 3/20/27	401	407

Pool #5331, 3.50%, 3/20/42	540	554

Pool #626951, 3.00%, 6/20/45	682	686

Pool #737602, 4.00%, 11/20/40	361	375

Pool #752757, 4.50%, 11/20/40	426	450

Pool #755677, 4.00%, 12/20/40	264	274

Pool #766711, 4.00%, 5/20/42	1,277	1,325

Pool #782433, 6.00%, 10/20/38	111	123

Pool #783976, 3.50%, 4/20/43	3,873	3,970

Pool #784345, 3.50%, 7/20/47	951	971

Pool #AA5970, 3.00%, 1/20/43	1,237	1,246

Pool #AA6054, 3.00%, 2/20/43	1,814	1,826

Pool #AA6149, 3.00%, 3/20/43	1,264	1,272

Pool #AA6160, 3.50%, 3/20/43	454	464

Pool #AA6243, 3.50%, 4/20/43	173	177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #AB9443, 3.50%, 11/20/42	$641	$655

Pool #AD1755, 3.50%, 2/20/43	773	792

Pool #AD8825, 3.50%, 3/20/43	437	448

Pool #AF5097, 4.00%, 8/20/43	1,271	1,318

Pool #AJ0645, 3.50%, 7/20/44	408	418

Pool #AJ0789, 3.50%, 8/20/45	3,279	3,352

Pool #AJ3643, 4.00%, 10/20/44	902	936

Pool #AK6867, 3.50%, 1/20/45	2,315	2,367

Pool #AO7525, 3.50%, 8/20/45	2,082	2,129

Pool #AO7682, 4.00%, 8/20/45	903	933

Pool #BB6965, 3.50%, 7/20/47	474	485

Pool #BE9902, 4.50%, 6/20/48	1,368	1,418

Pool #MA0006, 2.50%, 4/20/27	152	152

Pool #MA0022, 3.50%, 4/20/42	543	557

Pool #MA0088, 3.50%, 5/20/42	1,217	1,247

Pool #MA0220, 3.50%, 7/20/42	631	647

Pool #MA0318, 3.50%, 8/20/42	1,180	1,209

Pool #MA0321, 5.00%, 8/20/42	296	316

Pool #MA0391, 3.00%, 9/20/42	2,506	2,521

Pool #MA0392, 3.50%, 9/20/42	511	524

Pool #MA0698, 3.00%, 1/20/43	599	602

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #MA0826, 3.00%, 3/20/28	$176	$178

Pool #MA0850, 2.50%, 3/20/43	221	218

Pool #MA0851, 3.00%, 3/20/43	876	881

Pool #MA0852, 3.50%, 3/20/43	1,025	1,055

Pool #MA0933, 3.00%, 4/20/43	1,073	1,079

Pool #MA0934, 3.50%, 4/20/43	346	354

Pool #MA1011, 3.00%, 5/20/43	1,030	1,036

Pool #MA1012, 3.50%, 5/20/43	918	941

Pool #MA1064, 2.50%, 6/20/28	566	567

Pool #MA1089, 3.00%, 6/20/43	1,105	1,112

Pool #MA1224, 3.50%, 8/20/43	815	835

Pool #MA1285, 3.50%, 9/20/43	469	480

Pool #MA1839, 4.00%, 4/20/44	268	278

Pool #MA1920, 4.00%, 5/20/44	288	300

Pool #MA2224, 4.00%, 9/20/44	1,533	1,595

Pool #MA2444, 3.00%, 12/20/44	232	234

Pool #MA2521, 3.50%, 1/20/45	920	942

Pool #MA2522, 4.00%, 1/20/45	324	337

Pool #MA2677, 3.00%, 3/20/45	511	514

Pool #MA2753, 3.00%, 4/20/45	1,339	1,347

Pool #MA2754, 3.50%, 4/20/45	540	553

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #MA2891, 3.00%, 6/20/45	$1,457	$1,465

Pool #MA2892, 3.50%, 6/20/45	483	494

Pool #MA2935, 3.00%, 7/20/30	762	773

Pool #MA2960, 3.00%, 7/20/45	1,126	1,133

Pool #MA3034, 3.50%, 8/20/45	1,386	1,419

Pool #MA3104, 3.00%, 9/20/45	1,505	1,515

Pool #MA3106, 4.00%, 9/20/45	1,239	1,285

Pool #MA3172, 3.00%, 10/20/45	296	297

Pool #MA3173, 3.50%, 10/20/45	5,881	6,019

Pool #MA3174, 4.00%, 10/20/45	670	694

Pool #MA3244, 3.50%, 11/20/45	1,058	1,084

Pool #MA3245, 4.00%, 11/20/45	2,399	2,494

Pool #MA3310, 3.50%, 12/20/45	2,260	2,314

Pool #MA3378, 4.50%, 1/20/46	1,311	1,379

Pool #MA3521, 3.50%, 3/20/46	2,087	2,136

Pool #MA3522, 4.00%, 3/20/46	558	579

Pool #MA3596, 3.00%, 4/20/46	1,282	1,290

Pool #MA3597, 3.50%, 4/20/46	2,108	2,158

Pool #MA3662, 3.00%, 5/20/46	2,050	2,063

Pool #MA3663, 3.50%, 5/20/46	1,291	1,321

Pool #MA3664, 4.00%, 5/20/46	554	575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #MA3735, 3.00%, 6/20/46	$2,482	$2,496

Pool #MA3736, 3.50%, 6/20/46	1,704	1,744

Pool #MA3777, 2.50%, 7/20/31	194	194

Pool #MA3778, 3.00%, 7/20/31	242	246

Pool #MA3802, 3.00%, 7/20/46	2,909	2,926

Pool #MA3803, 3.50%, 7/20/46	2,539	2,599

Pool #MA3873, 3.00%, 8/20/46	1,117	1,124

Pool #MA3874, 3.50%, 8/20/46	1,158	1,185

Pool #MA3912, 2.50%, 9/20/31	271	270

Pool #MA3936, 3.00%, 9/20/46	2,520	2,537

Pool #MA3937, 3.50%, 9/20/46	3,488	3,570

Pool #MA4002, 2.50%, 10/20/46	160	156

Pool #MA4003, 3.00%, 10/20/46	1,665	1,675

Pool #MA4067, 2.50%, 11/20/46	1,219	1,194

Pool #MA4068, 3.00%, 11/20/46	7,883	7,931

Pool #MA4101, 2.50%, 12/20/31	143	143

Pool #MA4125, 2.50%, 12/20/46	82	81

Pool #MA4196, 3.50%, 1/20/47	1,754	1,795

Pool #MA4261, 3.00%, 2/20/47	2,648	2,664

Pool #MA4322, 4.00%, 3/20/47	864	895

Pool #MA4382, 3.50%, 4/20/47	642	657

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #MA4509, 3.00%, 6/20/47	$2,681	$2,696

Pool #MA4512, 4.50%, 6/20/47	1,215	1,263

Pool #MA4624, 3.00%, 8/20/32	237	240

Pool #MA4652, 3.50%, 8/20/47	2,721	2,783

Pool #MA4718, 9/20/47 (13)	6,244	6,273

Pool #MA4719, 3.50%, 9/20/47	4,521	4,623

Pool #MA4778, 3.50%, 10/20/47	2,809	2,872

Pool #MA4838, 4.00%, 11/20/47	425	439

Pool #MA4900, 3.50%, 12/20/47	2,798	2,861

Pool #MA4901, 4.00%, 12/20/47	6,065	6,265

Pool #MA4962, 3.50%, 1/20/48	2,745	2,805

Pool #MA4963, 4.00%, 1/20/48	1,149	1,187

Pool #MA5019, 3.50%, 2/20/48	3,903	3,989

Pool #MA5077, 3.50%, 3/20/48	5,416	5,536

Pool #MA5137, 4.00%, 4/20/48	653	674

Pool #MA5191, 3.50%, 5/20/48	1,870	1,911

Pool #MA5264, 4.00%, 6/20/48	1,484	1,533

Pool #MA5265, 4.50%, 6/20/48	1,829	1,901

Pool #MA5266, 5.00%, 6/20/48	2,107	2,213

Pool #MA5330, 4.00%, 7/20/48	1,985	2,050

Pool #MA5331, 4.50%, 7/20/48	3,783	3,930

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 29.6% (12) – continued

Government National Mortgage Association II – 7.4% – continued

Pool #MA5398, 4.00%, 8/20/48	$1,361	$1,405

Pool #MA5399, 4.50%, 8/20/48	1,744	1,812

Pool #MA5466, 4.00%, 9/20/48	3,330	3,440

Pool #MA5467, 4.50%, 9/20/48	2,150	2,234

Pool #MA5528, 4.00%, 10/20/48	1,971	2,036

Pool #MA5529, 4.50%, 10/20/48	393	409

Pool #MA5564, 3.50%, 11/20/33	733	749

Pool #MA5595, 4.00%, 11/20/48	692	715

Pool TBA, 4/19/49 (13)	18,700	19,323
		223,438

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	2,123
Total U.S. Government Agencies
(Cost $895,293)		893,827

U.S. GOVERNMENT OBLIGATIONS – 38.4%

U.S. Treasury Bonds – 6.9%

8.75%, 8/15/20	450	488

6.25%, 8/15/23	1,550	1,806

7.63%, 2/15/25	165	213

6.00%, 2/15/26	5,750	7,082

6.13%, 11/15/27	5,000	6,448

6.25%, 5/15/30	6,000	8,214

5.38%, 2/15/31	4,000	5,199

4.50%, 2/15/36	475	602

4.38%, 2/15/38	1,890	2,391

4.50%, 5/15/38	1,700	2,186

3.50%, 2/15/39	6,000	6,799

4.25%, 5/15/39	4,250	5,313

4.50%, 8/15/39	6,000	7,747

4.38%, 11/15/39	7,000	8,895

4.63%, 2/15/40	5,250	6,892

4.38%, 5/15/40	1,000	1,272

3.75%, 8/15/41	4,000	4,681

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 38.4% – continued

U.S. Treasury Bonds – 6.9% – continued

3.13%, 2/15/42	$2,000	$2,125

2.75%, 8/15/42	2,500	2,489

3.38%, 5/15/44	5,000	5,527

3.00%, 11/15/44	7,000	7,259

2.50%, 2/15/45	4,000	3,774

3.00%, 5/15/45	6,000	6,225

3.00%, 11/15/45	18,000	18,681

2.50%, 5/15/46	8,000	7,519

2.25%, 8/15/46	5,000	4,459

2.88%, 11/15/46	5,000	5,062

3.00%, 5/15/47	8,000	8,291

2.75%, 8/15/47	7,000	6,900

2.75%, 11/15/47	8,000	7,885

3.00%, 2/15/48	8,000	8,277

3.13%, 5/15/48	5,000	5,302

3.00%, 8/15/48	16,000	16,562

3.00%, 2/15/49	15,000	15,541
		208,106

U.S. Treasury Notes – 31.5%

1.50%, 6/15/20	20,000	19,786

2.50%, 6/30/20	55,000	55,069

2.63%, 7/31/20	75,000	75,240

2.63%, 8/15/20	3,000	3,010

1.63%, 11/30/20	10,000	9,884

2.75%, 11/30/20	30,000	30,200

1.75%, 12/31/20	10,000	9,902

1.38%, 1/31/21	10,000	9,831

3.63%, 2/15/21	12,000	12,287

1.13%, 2/28/21	14,000	13,692

2.50%, 2/28/21	50,000	50,193

2.38%, 3/15/21	20,000	20,034

2.38%, 4/15/21	5,000	5,009

1.38%, 5/31/21	12,000	11,773

1.13%, 6/30/21	10,000	9,757

2.13%, 6/30/21	1,740	1,734

2.13%, 8/15/21	36,000	35,879

2.88%, 10/15/21	20,000	20,303

2.00%, 11/15/21	700	696

1.88%, 1/31/22	1,500	1,485

1.88%, 3/31/22	10,000	9,899

1.75%, 6/30/22	100,000	98,492

1.63%, 8/15/22	4,000	3,921

1.75%, 9/30/22	3,925	3,861

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 38.4% – continued

U.S. Treasury Notes – 31.5% – continued

2.13%, 12/31/22	$5,000	$4,979

1.50%, 2/28/23	5,000	4,863

2.63%, 2/28/23	20,000	20,290

1.63%, 4/30/23	10,000	9,760

2.75%, 4/30/23	15,000	15,296

1.63%, 5/31/23	1,000	976

2.75%, 5/31/23	23,000	23,464

2.63%, 6/30/23	5,000	5,078

2.75%, 8/31/23	25,000	25,535

2.75%, 11/15/23	5,000	5,109

2.63%, 12/31/23	5,000	5,085

2.38%, 2/29/24	20,000	20,130

2.50%, 5/15/24	20,000	20,230

2.00%, 6/30/24	25,000	24,672

2.38%, 8/15/24	9,000	9,045

2.25%, 11/15/24	3,000	2,994

2.75%, 2/28/25	15,000	15,379

2.88%, 4/30/25	2,500	2,582

2.75%, 6/30/25	5,000	5,129

3.00%, 9/30/25	20,000	20,825

2.25%, 11/15/25	4,525	4,505

2.63%, 12/31/25	10,000	10,192

1.63%, 2/15/26	21,660	20,696

1.63%, 5/15/26	5,000	4,769

2.25%, 8/15/27	15,000	14,856

2.25%, 11/15/27	17,000	16,819

2.75%, 2/15/28	30,000	30,855

2.88%, 5/15/28	5,000	5,194

2.88%, 8/15/28	20,000	20,780

3.13%, 11/15/28	17,000	18,033

2.63%, 2/15/29	50,000	50,918
		950,975
Total U.S. Government Obligations
(Cost $1,141,223)		1,159,081

MUNICIPAL BONDS – 0.6%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

California – 0.2% – continued

Bay Area Toll Bridge Authority Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	$150	$229

Bay Area Toll Bridge Authority Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	229

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	146
7.30%, 10/1/39	920	1,331
7.63%, 3/1/40	405	613
7.60%, 11/1/40	400	621

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	889

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	395

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	227

Los Angeles Department of Airports Direct Pay Revenue Bonds, Build America Bonds, 6.58%, 5/15/39	250	323

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	290	386

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	412

Metropolitan Water District of Southern California Revenue Bonds, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	105

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	138

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

California – 0.2% – continued

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	$75	$110

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	195
		6,349

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	363

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	37

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	100	120

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	70	79
7.06%, 4/1/57	300	355
		554

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	300	394

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	176

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	693
		1,263

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	$250	$281

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	127
		408

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	120

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	359

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	302
		661

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	258

New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 6.10%, 12/15/28	300	312

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/1/40	125	188

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	145	180
		938

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	$75	$112

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.69%, 11/15/40	100	135
6.81%, 11/15/40	60	82

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	265
5.72%, 6/15/42	250	332

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	359

New York G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	124
5.85%, 6/1/40	85	110

New York State Dormitory Authority Personal Income Taxable Revenue Bonds, Series F, Build America Bonds, 5.63%, 3/15/39	75	90

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	312

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	100	119

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	239

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	453

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

New York – 0.1% – continued

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/1/40	$200	$259

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	250	302
		3,293

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Subseries B, Build America Bonds, 6.45%, 2/15/44	200	269

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	498

Northeast Regional Sewer District Improvement Taxable Revenue Bonds, Build America Bonds, 6.04%, 11/15/40	145	153

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	229

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11 (4)	200	231

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	102
		1,482

Oregon – 0.0%

Oregon State Department of Transportation Highway User Taxable Revenue Bonds, Series A, Subordinate Lien, Build America Bonds, 5.83%, 11/15/34	200	258

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	$200	$221

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	100	138

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	218

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.), 6.45%, 2/15/35	200	214

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	265	316

North Texas Tollway Authority Revenue Bonds, Build America Bonds, 6.72%, 1/1/49	125	186

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	267

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	255

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	352

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	117
		1,925

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	98

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	$80	$102

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	131

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	122
		355
Total Municipal Bonds
(Cost $14,890)		18,595
	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (15)(16)	50,000	$ –
Total Other
(Cost $39)		–

INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (17)(18)	88,979,421	88,979
Total Investment Companies
(Cost $88,979)		88,979

Total Investments – 102.1%
(Cost $3,046,735)		3,084,981

Liabilities less Other Assets – (2.1%)		(64,783)
NET ASSETS – 100.0%		$3,020,198

(1)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(2)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Century bond maturing in 2111.
(5)	Century bond maturing in 2114.
(6)	Century bond maturing in 2116.
(7)	Century bond maturing in 2112.
(8)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(9)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of these restricted illiquid securities amounted to approximately $2,110,000 or 0.1% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
TWDC Enterprises 18 Corp., 6.40%, 12/15/35	3/13/07-6/29/07	$39
TWDC Enterprises 18 Corp., 8.15%, 10/17/36	12/1/16	20
TWDC Enterprises 18 Corp., 6.15%, 3/1/37	7/30/14	82
TWDC Enterprises 18 Corp., 6.65%, 11/15/37	11/8/07-6/19/09	516
TWDC Enterprises 18 Corp., 7.85%, 3/1/39	2/2/12	123
TWDC Enterprises 18 Corp., 6.90%, 8/15/39	8/20/09-10/8/09	322
TWDC Enterprises 18 Corp., 4.95%, 10/15/45	7/21/16	585

(10)	Century bond maturing in 2118.
(11)	Zero coupon bond.
(12)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(13)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(14)	Principal Amount and Value rounds to less than one thousand.
(15)	Issuer has defaulted on terms of debt obligation.
(16)	Level 3 asset that is worthless, bankrupt or has been delisted.
(17)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(18)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued MARCH 31, 2019

LIBOR - London Interbank Offered Rate

PSF - Permanent School Fund

S&P - Standards & Poor’s

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	45.5%
U.S. Agency	21.0
AAA	4.1
AA	2.6
A	11.2
BBB	12.7
Cash Equivalents	2.9

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$ 52,109	$–	$ 52,109
Corporate Bonds (1)	–	653,536	–	653,536
Foreign Issuer Bonds (1)	–	218,854	–	218,854
U.S. Government Agencies (1)	–	893,827	–	893,827
U.S. Government Obligations (1)	–	1,159,081	–	1,159,081
Municipal Bonds (1)	–	18,595	–	18,595
Investment Companies	88,979	–	–	88,979
Total Investments	$88,979	$2,996,002	$–	$3,084,981

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0%

U.S. Treasury Bonds – 17.8%

6.00%, 2/15/26	$10	$12

6.50%, 11/15/26	75	97

6.38%, 8/15/27	65	85

6.13%, 11/15/27	75	97

5.50%, 8/15/28	50	63

5.25%, 11/15/28	100	124

6.13%, 8/15/29	50	67

6.25%, 5/15/30	75	103

5.38%, 2/15/31	100	130

4.50%, 2/15/36	140	177

4.75%, 2/15/37	25	33

5.00%, 5/15/37	100	135

4.38%, 2/15/38	50	63

4.50%, 5/15/38	95	122

3.50%, 2/15/39	160	181

4.25%, 5/15/39	100	125

4.50%, 8/15/39	100	129

4.38%, 11/15/39	150	191

4.63%, 2/15/40	185	243

4.38%, 5/15/40	190	242

3.88%, 8/15/40	200	238

4.25%, 11/15/40	175	219

4.75%, 2/15/41	195	261

4.38%, 5/15/41	140	179

3.75%, 8/15/41	150	176

3.13%, 11/15/41	95	101

3.13%, 2/15/42	200	213

3.00%, 5/15/42	155	161

2.75%, 8/15/42	230	229

2.75%, 11/15/42	315	313

3.13%, 2/15/43	255	270

2.88%, 5/15/43	425	432

3.63%, 8/15/43	350	402

3.75%, 11/15/43	430	504

3.63%, 2/15/44	400	460

3.38%, 5/15/44	450	497

3.13%, 8/15/44	425	451

3.00%, 11/15/44	455	472

2.50%, 2/15/45	400	377

3.00%, 5/15/45	450	467

2.88%, 8/15/45	425	431

3.00%, 11/15/45	430	446

2.50%, 2/15/46	400	376

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0% – continued

U.S. Treasury Bonds – 17.8% – continued

2.50%, 5/15/46	$375	$352

2.25%, 8/15/46	375	334

2.88%, 11/15/46	400	405

3.00%, 2/15/47	400	415

3.00%, 5/15/47	300	311

2.75%, 8/15/47	400	394

2.75%, 11/15/47	400	394

3.00%, 2/15/48	390	404

3.13%, 5/15/48	425	451

3.00%, 8/15/48	475	492

3.38%, 11/15/48	500	556

3.00%, 2/15/49	450	466
		15,068

U.S. Treasury Notes – 81.2%

1.50%, 4/15/20	100	99

1.13%, 4/30/20	250	247

1.38%, 4/30/20	350	346

2.38%, 4/30/20	350	350

1.50%, 5/15/20	200	198

3.50%, 5/15/20	350	354

1.38%, 5/31/20	300	296

1.50%, 5/31/20	350	346

2.50%, 5/31/20	350	350

1.50%, 6/15/20	250	247

1.63%, 6/30/20	350	347

2.50%, 6/30/20	450	451

1.50%, 7/15/20	250	247

1.63%, 7/31/20	350	346

2.63%, 7/31/20	500	502

1.50%, 8/15/20	250	247

2.63%, 8/15/20	300	301

1.38%, 8/31/20	350	345

2.13%, 8/31/20	285	284

2.63%, 8/31/20	375	376

1.38%, 9/15/20	100	99

1.38%, 9/30/20	375	370

2.00%, 9/30/20	150	149

2.75%, 9/30/20	375	377

1.63%, 10/15/20	200	198

1.38%, 10/31/20	305	300

1.75%, 10/31/20	380	376

2.88%, 10/31/20	400	403

1.75%, 11/15/20	250	248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0% – continued

U.S. Treasury Notes – 81.2% – continued

2.63%, 11/15/20	$585	$588

1.63%, 11/30/20	350	346

2.00%, 11/30/20	225	224

2.75%, 11/30/20	400	403

1.88%, 12/15/20	250	248

1.75%, 12/31/20	265	262

2.38%, 12/31/20	200	200

2.50%, 12/31/20	400	401

2.00%, 1/15/21	300	298

1.38%, 1/31/21	325	320

2.13%, 1/31/21	175	174

2.50%, 1/31/21	550	552

2.25%, 2/15/21	275	275

3.63%, 2/15/21	550	563

1.13%, 2/28/21	250	245

2.00%, 2/28/21	240	239

2.50%, 2/28/21	850	853

2.38%, 3/15/21	300	301

1.25%, 3/31/21	400	392

2.25%, 3/31/21	450	450

2.38%, 4/15/21	250	250

1.38%, 4/30/21	300	295

2.25%, 4/30/21	275	275

2.63%, 5/15/21	350	352

3.13%, 5/15/21	275	280

1.38%, 5/31/21	400	392

2.00%, 5/31/21	250	249

2.63%, 6/15/21	300	302

1.13%, 6/30/21	350	341

2.13%, 6/30/21	350	349

2.63%, 7/15/21	300	302

1.13%, 7/31/21	300	292

2.25%, 7/31/21	325	325

2.13%, 8/15/21	400	399

2.75%, 8/15/21	350	354

1.13%, 8/31/21	300	292

2.00%, 8/31/21	250	248

2.75%, 9/15/21	350	354

1.13%, 9/30/21	350	341

2.13%, 9/30/21	250	249

2.88%, 10/15/21	350	355

1.25%, 10/31/21	350	341

2.00%, 10/31/21	250	248

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0% – continued

U.S. Treasury Notes – 81.2% – continued

2.00%, 11/15/21	$375	$373

2.88%, 11/15/21	500	508

1.75%, 11/30/21	400	395

1.88%, 11/30/21	250	248

2.63%, 12/15/21	350	353

2.00%, 12/31/21	400	398

2.13%, 12/31/21	225	224

2.50%, 1/15/22	500	503

1.50%, 1/31/22	250	245

1.88%, 1/31/22	300	297

2.00%, 2/15/22	325	323

2.50%, 2/15/22	575	579

1.75%, 2/28/22	250	247

1.88%, 2/28/22	400	396

2.38%, 3/15/22	350	352

1.75%, 3/31/22	260	256

1.88%, 3/31/22	300	297

1.75%, 4/30/22	300	296

1.88%, 4/30/22	250	247

1.75%, 5/15/22	275	271

1.75%, 5/31/22	400	394

1.88%, 5/31/22	300	297

1.75%, 6/30/22	400	394

2.13%, 6/30/22	200	199

1.88%, 7/31/22	400	395

2.00%, 7/31/22	200	198

1.63%, 8/15/22	350	343

1.63%, 8/31/22	350	343

1.88%, 8/31/22	275	272

1.75%, 9/30/22	295	290

1.88%, 9/30/22	300	296

1.88%, 10/31/22	375	370

2.00%, 10/31/22	300	298

1.63%, 11/15/22	355	348

2.00%, 11/30/22	700	694

2.13%, 12/31/22	675	672

1.75%, 1/31/23	275	270

2.38%, 1/31/23	400	402

2.00%, 2/15/23	475	471

1.50%, 2/28/23	350	340

2.63%, 2/28/23	350	355

1.50%, 3/31/23	200	194

2.50%, 3/31/23	350	354

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0% – continued

U.S. Treasury Notes – 81.2% – continued

1.63%, 4/30/23	$325	$317

2.75%, 4/30/23	350	357

1.75%, 5/15/23	525	515

1.63%, 5/31/23	200	195

2.75%, 5/31/23	350	357

1.38%, 6/30/23	350	338

2.63%, 6/30/23	375	381

1.25%, 7/31/23	300	288

2.75%, 7/31/23	375	383

2.50%, 8/15/23	300	303

1.38%, 8/31/23	250	241

2.75%, 8/31/23	350	357

1.38%, 9/30/23	250	241

2.88%, 9/30/23	380	390

1.63%, 10/31/23	300	292

2.88%, 10/31/23	350	360

2.75%, 11/15/23	600	613

2.13%, 11/30/23	300	298

2.88%, 11/30/23	400	411

2.25%, 12/31/23	250	250

2.63%, 12/31/23	400	407

2.25%, 1/31/24	300	300

2.50%, 1/31/24	500	506

2.75%, 2/15/24	550	563

2.13%, 2/29/24	300	298

2.38%, 2/29/24	650	654

2.13%, 3/31/24	650	646

2.00%, 4/30/24	250	247

2.50%, 5/15/24	575	582

2.00%, 5/31/24	300	296

2.00%, 6/30/24	300	296

2.13%, 7/31/24	250	248

2.38%, 8/15/24	625	628

1.88%, 8/31/24	250	245

2.13%, 9/30/24	300	298

2.25%, 10/31/24	250	250

2.25%, 11/15/24	650	649

2.13%, 11/30/24	300	297

2.25%, 12/31/24	250	250

2.50%, 1/31/25	300	303

2.00%, 2/15/25	625	615

2.75%, 2/28/25	215	220

2.63%, 3/31/25	300	306

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.0% – continued

U.S. Treasury Notes – 81.2% – continued

2.88%, 4/30/25	$300	$310

2.13%, 5/15/25	650	643

2.88%, 5/31/25	325	336

2.75%, 6/30/25	350	359

2.88%, 7/31/25	325	336

2.00%, 8/15/25	700	687

2.75%, 8/31/25	300	308

3.00%, 9/30/25	300	312

3.00%, 10/31/25	350	365

2.25%, 11/15/25	645	642

2.88%, 11/30/25	300	310

2.63%, 12/31/25	300	306

2.63%, 1/31/26	400	408

1.63%, 2/15/26	700	669

2.50%, 2/28/26	475	480

2.25%, 3/31/26	250	249

1.63%, 5/15/26	650	620

1.50%, 8/15/26	670	632

2.00%, 11/15/26	650	634

2.25%, 2/15/27	510	506

2.38%, 5/15/27	650	651

2.25%, 8/15/27	650	644

2.25%, 11/15/27	650	643

2.75%, 2/15/28	650	669

2.88%, 5/15/28	625	649

2.88%, 8/15/28	690	717

3.13%, 11/15/28	825	875

2.63%, 2/15/29	600	611
		68,877
Total U.S. Government Obligations
(Cost $83,223)		83,945

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (1)(2)	237,000	$237
Total Investment Companies
(Cost $237)		237

Total Investments – 99.3%
(Cost $83,460)		84,182

Other Assets less Liabilities – 0.7%		627
NET ASSETS – 100.0%		$84,809

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2019 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	99.7%
Cash Equivalents	0.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$–	$83,945	$–	$83,945
Investment Companies	237	–	–	237
Total Investments	$237	$83,945	$–	$84,182

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2019

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2019, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Bond Index Fund as of March 31, 2019.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Bond Index	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Bond Index	$3,201	$(3,201)

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2019

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Bond Index	$4,335	$12,134

U.S. Treasury Index	429	662

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Bond Index	$1,377	$–	$38,174

U.S. Treasury Index	29	–	504

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$83,079	$–

U.S. Treasury Index	1,658	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$69,389	$–

U.S. Treasury Index	1,638	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2019, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2019.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of each Fund exceeds the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.13%	0.15%

U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2019. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2019

selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (“the Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in each Fund’s Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$1,502,672	$728,712	$1,343,235	$682,859

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
U.S. Treasury Index	$31,855	$–	$30,091	$–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Bond Index	$61,492	$(23,317)	$38,175	$3,046,806
U.S. Treasury Index	991	(487)	504	83,678

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	122,616	$1,251,232	2,371	$24,194	(104,763)	$(1,068,991)	20,224	$206,435
U.S. Treasury Index	1,036	21,749	78	1,639	(1,031)	(21,653)	83	1,735

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	88,342	$926,135	1,942	$20,387	(59,965)	$(631,564)	30,319	$314,958
U.S. Treasury Index	1,194	25,496	76	1,611	(2,483)	(53,031)	(1,213)	(25,924)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$113,294	$728,872	$753,187	$–	$–	$1,590	$88,979	88,979
U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,543	22,666	23,972	–	–	8	237	237

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2019

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of two separate portfolios of Northern Funds (the “Funds”) comprising the Bond Index Fund and U.S. Treasury Index Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios constituting the Northern Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FIXED INCOME INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — There were no long-term capital gain distributions paid during the fiscal year ended March 31, 2019.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD
Therese M. Bobek	17,848,259,502.142	60,151,369.599
Mark G. Doll	17,837,611,403.775	70,799,467.966
Sandra Polk Guthman	17,827,972,827.529	80,438,044.212
Thomas A. Kloet	17,838,253,061.217	70,157,810.524
David R. Martin	17,830,027,812.404	78,383,059.337
Cynthia R. Plouché	17,835,803,612.482	72,607,259.259
Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144
Darek Wojnar	17,839,889,785.968	68,521,085.773

FIXED INCOME INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2019 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 10/1/2018 - 3/31/2019" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 93), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.15%	$1,000.00	$1,045.90	$0.77
Hypothetical	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.20%	$1,000.00	$1,046.30	$1.02
Hypothetical	0.20%	$1,000.00	$1,023.93	$1.01

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

FIXED INCOME INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2019 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company—26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management—Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

FIXED INCOME INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2,3,4

U.S. TREASURY INDEX FUND1,2,4

1	Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2

Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3

U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4

Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

FIXED INCOME INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	105	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	107	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

NORTHERN TAX -EXEMPT FIXED INCOME FUNDS
ANNUAL REPORT
MARCH 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.
NORTHERN FUNDS
MANAGED BY
NORTHERN TRUST

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

28	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

36	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

41	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

49	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

71	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

84	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

100	NOTES TO THE FINANCIAL STATEMENTS

108	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

109	TAX INFORMATION

110	SHAREHOLDER MEETING RESULTS

111	FUND EXPENSES

113	TRUSTEES AND OFFICERS

117	INVESTMENT CONSIDERATIONS

120	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. economy expanded and inflation remained low throughout the 12 month reporting period ended March 31, 2019. Job creation was robust, with initial claims for unemployment insurance falling to their lowest level in the past 50 years. The U.S. Federal Reserve, which has been raising its benchmark federal funds rate since 2015, hiked rates three times during the reporting period with its target rate in a range between 2.25% and 2.50%.

New issuance in the municipal market was approximately $350 billion for the reporting period, a 17% decrease from the previous 12-month reporting period. Demand for debt from individual investors was very strong, driven by changes in the U.S. federal tax law limiting state, local, and property tax deductions. The limits on these commonly used deductions have made the tax exemption available in municipal bonds more valuable to individuals. The decline in supply, combined with an increase in demand, helped municipal bonds to outpace U.S. Treasuries. The outperformance was especially pronounced among maturities of five years and less.

During the 12-month reporting period ended March 31, 2019, the Fund returned 5.15%, outpacing the 5.09% gain of the Fund’s benchmark, the Bloomberg Barclays Arizona Municipal Bond Index. The Fund’s duration and yield curve positioning were the leading contributors to relative performance. We kept duration below that of the Index in the first half of the reporting period, before moving longer during the second half. The Fund’s credit strategy was the largest detractor from results. The Fund’s credit quality was higher than that of the Index, a headwind in an environment in which lower quality bonds outperformed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

ARIZONA TAX-EXEMPT FUND	5.15%	3.42%	4.43%	4.54%

BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX	5.09	3.61	4.72	4.83

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. economy expanded and inflation remained low throughout the 12 month reporting period ended March 31, 2019. Job creation was robust, with initial claims for unemployment insurance falling to their lowest level in the past 50 years. The U.S. Federal Reserve, which has been raising its benchmark federal funds rate since 2015, hiked rates three times during the reporting period with its target rate in a range between 2.25% and 2.50%.

New issuance in the municipal market was approximately $350 billion for the 12 months ended March 31, 2019, a 17% decrease from the previous 12 month period. Demand for debt from individual investors was very strong, driven by changes in the U.S. federal tax law limiting state, local, and property tax deductions. The limits on these commonly used deductions has made the tax exemption available in municipal bonds more valuable to individuals. The decline in supply, combined with an increase in demand, helped municipal bonds to outpace U.S. Treasuries. The outperformance was especially pronounced among maturities of five years and less.

For the 12 months ended March 31, 2019, the Fund returned 4.78%, underperforming the 5.41% return of the Fund’s benchmark, the Bloomberg Barclays California Intermediate Municipal Bond Index. The Fund’s duration and yield curve positioning were the leading contributors to relative performance. We kept duration below that of the Index in the first half of the reporting period before moving longer in the second half. The Fund’s credit strategy was the largest detractor from results. The Fund’s credit quality was higher than that of the Index, a headwind in an environment where lower quality bonds outperformed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	4.78%	3.06%	4.06%	4.04%

BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	5.41	3.01	4.40	4.68

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. economy expanded and inflation remained low throughout the 12 month reporting period ended March 31, 2019. Job creation was robust, with initial claims for unemployment insurance falling to their lowest level in the past 50 years. The U.S. Federal Reserve, which has been raising its benchmark federal funds rate since 2015, hiked rates three times during the reporting period with its target rate in a range between 2.25% and 2.50%.

New issuance in the municipal market was approximately $350 billion for the 12 months ended March 31, 2019, a 17% decrease from the previous 12 month period. Demand for debt from individual investors was very strong, driven by changes in the U.S. federal tax law limiting state, local, and property tax deductions. The limits on these commonly used deductions has made the tax exemption available in municipal bonds more valuable to individuals. The decline in supply, combined with an increase in demand, helped municipal bonds to outpace U.S. Treasuries. The outperformance was especially pronounced among maturities of five years and less.

For the 12 months ended March 31, 2019, the Fund returned 5.01%, slightly underperforming the 5.08% return of the Fund’s benchmark, the Bloomberg Barclays California Municipal Bond Index. The Fund’s duration and yield curve positioning were the leading contributors to relative performance. We kept duration below that of the Index in the first half of the reporting period before moving longer during the second half. The Fund’s credit strategy was the largest detractor from results. The Fund’s credit quality was higher than that of the Index, a headwind in an environment where lower quality bonds outperformed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97

CALIFORNIA TAX-EXEMPT FUND	5.01%	4.09%	5.65%	5.27%

BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	5.08	3.77	5.22	5.16

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Fund returned 4.47% for the 12-month reporting period ended March 31, 2019, underperforming the 6.34% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. The Fund’s higher quality portfolio was the primary driver of underperformance. Health care, transportation and higher education issues were the largest contributors to returns, while the tax-backed and utility sectors detracted.

After relatively steady economic growth and positive market returns through most of 2018, concerns regarding trade policy, global growth and the potential for additional interest rate hikes by the U.S. Federal Reserve (“Fed”) surfaced during the fourth quarter 2018. Investors pulled money out of the high-yield municipal sector in response, leading to a sharp increase in yields. The Fed subsequently announced its intention to hold rates steady for the remainder of 2019, fueling a strong recovery in high-yield municipals in the first quarter 2019. Municipal new-issue supply was approximately $350 billion for the 12 months ended March 31, 2019, a 17% decline from the prior 12 month period. This lack of supply, combined with elevated demand stemming from the loss of state and local tax deductions and investors’ ongoing search for yield, provided support for municipals.

We took advantage of the market downturn during the fourth quarter 2018 to harvest tax losses and book higher yields on a number of securities. We also sold securities with lower yields or a deteriorating credit profile, as well as those where we had a lower level of conviction, in order to raise cash to match Fund outflows. When flows turned positive in early 2019, we employed a credit barbell strategy. In addition to purchasing liquid, high quality bonds as “dry powder” for when yield spreads widen again, we purchased a number of lower quality credits that presented attractive relative risk/return opportunity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD MUNICIPAL FUND	4.47%	4.55%	6.24%	3.84%

BLOOMBERG BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	6.34	4.57	6.13	4.98

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Intermediate Tax-Exempt Fund returned 4.47% for the 12 month reporting period ended March 31, 2019, as compared to 5.75% for the Fund’s benchmark, the Bloomberg Barclays Intermediate Municipal Bond Index. The municipal market performed well as supply/demand factors were positive, the yield curve flattened and credit spreads tightened. Performance benefited from maintaining a neutral to slightly overweight duration stance during the period and employing a broad maturity structure, adding to returns as tax-free yields declined and the yield curve flattened. However, the Fund’s higher quality profile versus the benchmark weighed on returns as credit spreads tightened dramatically, favoring lower-rated municipals. The credit quality of the Fund remained high throughout the reporting period, with over 85% of holdings rated AA or better.

The Fund focused new purchases on high quality general obligation bonds and dedicated essential service revenue bonds, largely avoiding leases and areas with poorly funded pensions. In addition to the new issue market, the secondary market offered increased value as many institutional participants reduced and/or re-structured their municipal holdings related to the new tax law. The Fund added longer maturity bonds with embedded shorter call features as secondary market selling resulted in increased yields for these issues. Individual investors largely added to municipal holdings as their tax-free status gained appeal with the new limits on state and local tax deductions. As a result of strong in-state demand for California domiciled issues, which increased prices, the Fund reduced holdings in California for most of the period in favor of higher yielding options including Texas and Florida issuers.

The Fund employed throughout the reporting period a disciplined active relative value approach, which focuses on high quality holdings, rigorous security selection, tactical yield curve positioning and careful duration management.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERMEDIATE TAX-EXEMPT FUND	4.47%	2.82%	3.65%	4.12%

BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	5.75	3.19	4.13	4.98

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve (“Fed”) raised interest rates three times during the reporting period ended March 31, 2019 in response to accelerating economic growth and increasing inflation expectations, bringing the benchmark federal funds rate to a range of 2.25% to 2.50%. At the end of 2018, concerns regarding global growth and investors’ anticipation of further rate hikes fueled a sell-off in the stock market and led to a decline in U.S. Treasury yields. As the Fed shifted to a more accommodative posture in early 2019, U.S. Treasury yields continued to fall and the yield curve flattened. At its March 2019 meeting, the Fed stated that additional interest rate increases in 2019 were unlikely, and announced its intention to end the process of reducing its balance sheet later in 2019.

New-issue supply of municipal bonds was approximately $350 billion during the 12 month reporting period ended March 31, 2019, a 17% decline from the prior 12 month period. The decrease was mainly driven by 2017 U.S. federal tax legislation, which eliminated the tax exemption for new-issue advance-refunding deals. The reduction in supply, combined with an increase in demand stemming from the newly instituted cap on state and local tax deductions, contributed to the outperformance of municipals versus U.S. Treasuries.

For the 12-month reporting period ended March 31, 2019, the Fund returned 3.29%, slightly underperforming the 3.32% return of the Fund’s benchmark, the Bloomberg Barclays 1-5 Year Blend Municipal Bond Index. The Fund’s higher average credit quality was the primary reason for the shortfall, as lower-rated investment grade issues outperformed. However, our decisions with regard to duration management and yield curve positioning contributed. We also added value by taking advantage of the shifting supply/demand conditions in high-tax states most affected by the cap on state and local deductions. We maintained a slightly defensive duration profile versus the benchmark for much of the reporting period, but extended duration in December 2018 once rates began to look more attractive. This shift contributed to performance by positioning the Fund to capitalize on the subsequent rally during the first quarter of 2019.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/22/07

SHORT-INTERMEDIATE TAX-EXEMPT FUND	3.29%	1.19%	1.52%	1.99%

BLOOMBERG BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	3.32	1.57	2.14	2.77

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax Exempt Fund returned 4.78% for the 12 month reporting period ended March 31, 2019, compared to 5.38% for the Fund’s benchmark, the Bloomberg Barclays U.S. Municipal Index.

The municipal market performed well during the reporting period as supply/demand factors were positive, the yield curve flattened and credit spreads tightened. During the reporting period, Fund performance benefited from the maintenance of a modestly overweight duration stance and a broad maturity structure, adding to returns as tax-free yields declined and the yield curve flattened. However, the Fund’s higher credit quality profile versus the benchmark weighed on returns as credit spreads tightened dramatically, favoring lower rated municipal holdings. The Fund’s credit quality remained high throughout the period, with over 80% of portfolio holdings rated AA or better.

The Fund focused its new purchases on high quality general obligation bonds and dedicated essential service revenue bonds, largely avoiding leases and areas with poorly funded pensions. In addition to the new issue market, the secondary market offered increased value as many institutional participants reduced and/or re-structured their municipal holdings related to the new tax laws. The Fund added longer maturity bonds as secondary market selling resulted in increased yields for these issues. Individual investors largely added to municipal holdings as their tax-free status gained appeal with the new limits on state and local tax deductions. As a result of strong in-state demand for California domiciled paper, which increased prices, the Fund reduced holdings in California for most of the 12 month reporting period in favor of better yielding options, including Texas and Florida issuers. A disciplined active relative value approach, which focuses on high quality holdings, rigorous security selection, tactical yield curve positioning and careful duration management was employed throughout the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

TAX-EXEMPT FUND	4.78%	3.70%	4.66%	4.93%

BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX	5.38	3.73	4.72	5.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 117.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
ASSETS:
Investments, at value	$115,866	$459,991	$167,255
Investments in affiliates, at value	10,375	36,915	11,927
Interest income receivable	1,152	4,958	1,705
Dividend income receivable	20	67	23
Receivable for securities sold	2,688	–	–
Receivable for fund shares sold	110	335	34
Receivable from investment adviser	6	8	6
Prepaid and other assets	2	2	2
Total Assets	130,219	502,276	180,952
LIABILITIES:
Payable for securities purchased	–	–	–
Payable for when-issued securities	11,448	1,976	1,365
Payable for fund shares redeemed	–	1,104	8
Distributions payable to shareholders	59	218	100
Payable to affiliates:
Management fees	10	41	15
Custody fees	2	2	2
Shareholder servicing fees	10	13	13
Transfer agent fees	–	1	–
Trustee fees	4	4	4
Accrued other liabilities	29	30	29
Total Liabilities	11,562	3,389	1,536
Net Assets	$118,657	$498,887	$179,416
ANALYSIS OF NET ASSETS:
Capital stock	$116,145	$488,836	$171,578
Distributable earnings	2,512	10,051	7,838
Net Assets	$118,657	$498,887	$179,416
Shares Outstanding ($.0001 par value, unlimited authorization)	11,147	46,711	15,520
Net Asset Value, Redemption and Offering Price Per Share	$10.65	$10.68	$11.56
Investments, at cost	$111,769	$446,387	$157,768
Investments in affiliates, at cost	10,375	36,915	11,927

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2019

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$433,886	$2,437,398	$920,590	$1,086,651
6,986	357,993	39,312	91,486
5,977	30,757	11,646	13,690
18	443	54	156
—	—	3,309	—
460	1,413	136	3,742
27	33	8	14
3	6	3	5
447,357	2,828,043	975,058	1,195,744

2,968	12,856	3,904	—
—	38,823	6,869	26,432
513	716	882	344
300	1,145	286	620
66	256	80	96
2	7	4	4
5	65	16	17
1	8	3	3
4	13	4	7
29	73	30	30
3,888	53,962	12,078	27,553
$443,469	$2,774,081	$962,980	$1,168,191

$434,297	$2,736,885	$951,890	$1,152,570
9,172	37,196	11,090	15,621
$443,469	$2,774,081	$962,980	$1,168,191
50,946	262,328	92,892	109,912
$8.70	$10.57	$10.37	$10.63
$416,638	$2,378,491	$909,139	$1,057,919
6,986	357,993	39,312	91,486

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest Income	$3,847	$14,990
Dividend income from investments in affiliates	134	322
Total Investment Income	3,981	15,312
EXPENSES:
Management fees	489	2,095
Custody fees	23	60
Transfer agent fees	17	73
Registration fees	15	13
Printing fees	17	17
Professional fees	44	44
Shareholder servicing fees	50	66
Trustee fees	10	10
Other	21	21
Total Expenses	686	2,399
Less expenses reimbursed by investment adviser	(151)	(183)
Net Expenses	535	2,216
Net Investment Income	3,446	13,096
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(492)	(1,048)
Net changes in unrealized appreciation (depreciation) on:
Investments	2,786	10,294
Net Gains	2,294	9,246
Net Increase in Net Assets Resulting from Operations	$5,740	$22,342

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2019

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,704	$20,451	$76,512	$17,105	$41,016
168	234	5,723	1,189	1,237
6,872	20,685	82,235	18,294	42,253

746	3,270	11,928	3,851	4,779
29	55	302	107	128
26	64	424	134	167
12	23	35	22	30
17	21	48	18	16
44	44	86	44	44
64	23	250	73	76
10	10	42	10	10
20	21	72	22	21
968	3,531	13,187	4,281	5,271
(164)	(960)	(389)	(228)	(247)
804	2,571	12,798	4,053	5,024
6,068	18,114	69,437	14,241	37,229

257	(488)	(1,179)	119	(3,278)

2,110	1,421	55,801	15,641	18,797
2,367	933	54,622	15,760	15,519
$8,435	$19,047	$124,059	$30,001	$52,748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2019	2018	2019	2018
OPERATIONS:
Net investment income	$3,446	$3,138	$13,096	$12,444
Net realized gains (losses)	(492)	656	(1,048)	2,101
Net change in unrealized appreciation (depreciation)	2,786	(1,945)	10,294	(7,074)
Net Increase in Net Assets Resulting from Operations	5,740	1,849	22,342	7,471
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	4,742	9,982	(4,731)	29,019
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	4,742	9,982	(4,731)	29,019
DISTRIBUTIONS PAID (Note 11):
Distributable earnings	(3,446)	–	(13,096)	–
From net investment income	–	(3,138)	–	(12,444)
From net realized gains	–	–	–	–
Total Distributions Paid	(3,446)	(3,138)	(13,096)	(12,444)
Total Increase (Decrease) in Net Assets	7,036	8,693	4,515	24,046
NET ASSETS:
Beginning of year	111,621	102,928	494,372	470,326
End of year	$118,657	$111,621	$498,887	$494,372
Accumulated Undistributed Net Investment Loss (Note 11):	$–	$(10)	$–	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$6,068	$6,041	$18,114	$18,079	$69,437	$56,432	$14,241	$12,172	$37,229	$33,159
257	840	(488)	2,048	(1,179)	15,468	119	2,200	(3,278)	5,033
2,110	(2,104)	1,421	(1,335)	55,801	(23,328)	15,641	(13,352)	18,797	(11,012)
8,435	4,777	19,047	18,792	124,059	48,572	30,001	1,020	52,748	27,180

(4,223)	4,679	29,937	(64,949)	(215,681)	190,429	38,027	(125,575)	77,413	3,981
(4,223)	4,679	29,937	(64,949)	(215,681)	190,429	38,027	(125,575)	77,413	3,981

(6,068)	–	(18,114)	–	(69,437)	–	(14,241)	–	(37,228)	–
–	(6,041)	–	(18,079)	–	(56,430)	–	(12,172)	–	(33,159)
–	–	–	–	–	–	–	(1,330)	–	–
(6,068)	(6,041)	(18,114)	(18,079)	(69,437)	(56,430)	(14,241)	(13,502)	(37,228)	(33,159)
(1,856)	3,415	30,870	(64,236)	(161,059)	182,571	53,787	(138,057)	92,933	(1,998)

181,272	177,857	412,599	476,835	2,935,140	2,752,569	909,193	1,047,250	1,075,258	1,077,256
$179,416	$181,272	$443,469	$412,599	$2,774,081	$2,935,140	$962,980	$909,193	$1,168,191	$1,075,258
$–	$(1)	$–	$(1)	$–	$(197)	$–	$(170)	$–	$(256)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.43		$10.54		$10.96		$10.93	$10.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.31		0.29		0.34	0.36
Net realized and unrealized gains (losses)	0.22		(0.11)		(0.30)		0.09	0.30
Total from Investment Operations	0.53		0.20		(0.01)		0.43	0.66
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)		(0.31)		(0.29)		(0.34)	(0.36)
From net realized gains	–		–		(0.12)		(0.06)	(0.03)
Total Distributions Paid	(0.31)		(0.31)		(0.41)		(0.40)	(0.39)
Net Asset Value, End of Year	$10.65		$10.43		$10.54		$10.96	$10.93
Total Return(1)	5.15%		1.95%		(0.17)%		4.06%	6.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$118,657		$111,621		$102,928		$109,495	$90,046
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.47	%(2)	0.46	%(2)	0.46	%(2)	0.46%	0.46	%(2)
Expenses, before reimbursements and credits	0.60%		0.61%		0.62%		0.59%	0.70%
Net investment income, net of reimbursements and credits	3.03	%(2)	2.89	%(2)	2.65	%(2)	3.17%	3.32	%(2)
Net investment income, before reimbursements and credits	2.90%		2.74%		2.49%		3.04%	3.08%
Portfolio Turnover Rate	52.94%		85.89%		83.45%		60.73%	85.31%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000 and $13,000, which represents less than 0.01 percent of average net assets for each of the fiscal years ended March 31, 2019 and 2018, respectively, and less than $16,000, which represents less than 0.02 percent of average net assets for the fiscal years ended March 31, 2017 and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.47		$10.57		$11.03		$10.90	$10.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.28		0.26		0.28	0.28
Net realized and unrealized gains (losses)	0.21		(0.10)		(0.36)		0.15	0.33
Total from Investment Operations	0.49		0.18		(0.10)		0.43	0.61
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.28)		(0.26)		(0.28)	(0.28)
From net realized gains	–		–		(0.10)		(0.02)	–
Total Distributions Paid	(0.28)		(0.28)		(0.36)		(0.30)	(0.28)
Net Asset Value, End of Year	$10.68		$10.47		$10.57		$11.03	$10.90
Total Return(1)	4.78%		1.67%		(0.87)%		4.03%	5.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$498,887		$494,372		$470,326		$508,152	$476,061
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)
Expenses, before reimbursements and credits	0.49%		0.50%		0.51%		0.50%	0.58%
Net investment income, net of reimbursements and credits	2.69	%(2)	2.61	%(2)	2.42	%(2)	2.59%	2.61	%(2)
Net investment income, before reimbursements and credits	2.65%		2.56%		2.36%		2.54%	2.48%
Portfolio Turnover Rate	28.54%		52.17%		64.62%		81.80%	106.30%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $22,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019, approximately $25,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, $28,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$11.40		$11.48		$12.06		$11.86	$11.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40		0.39		0.35		0.38	0.38
Net realized and unrealized gains (losses)	0.16		(0.08)		(0.45)		0.20	0.60
Total from Investment Operations	0.56		0.31		(0.10)		0.58	0.98
LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)		(0.39)		(0.35)		(0.38)	(0.38)
From net realized gains	–		–		(0.13)		–	–
Total Distributions Paid	(0.40)		(0.39)		(0.48)		(0.38)	(0.38)
Net Asset Value, End of Year	$11.56		$11.40		$11.48		$12.06	$11.86
Total Return(1)	5.01%		2.69%		(0.83)%		4.97%	8.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$179,416		$181,272		$177,857		$189,741	$145,831
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46	%(2)	0.46	%(2)	0.46%	0.46	%(2)
Expenses, before reimbursements and credits	0.56%		0.58%		0.61%		0.60%	0.71%
Net investment income, net of reimbursements and credits	3.50	%(2)	3.36	%(2)	2.95	%(2)	3.18%	3.29	%(2)
Net investment income, before reimbursements and credits	3.40%		3.24%		2.80%		3.04%	3.04%
Portfolio Turnover Rate	34.83%		83.27%		97.34%		131.91%	194.12%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment ratios include additional reimbursement of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019, approximately $21,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2018, approximately $16,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$8.69		$8.69		$9.02		$8.93	$8.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.35		0.32		0.33	0.38
Net realized and unrealized gains (losses)	0.01		–		(0.33)		0.09	0.44
Total from Investment Operations	0.38		0.35		(0.01)		0.42	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)		(0.35)		(0.32)		(0.33)	(0.38)
From net realized gains	–		–		–		–	–
Total Distributions Paid	(0.37)		(0.35)		(0.32)		(0.33)	(0.38)
Net Asset Value, End of Year	$8.70		$8.69		$8.69		$9.02	$8.93
Total Return(1)	4.47%		4.03%		(0.10)%		4.80%	9.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$443,469		$412,599		$476,835		$575,904	$336,608
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.61	%(2)	0.80	%(2)	0.80	%(2)	0.80%	0.80	%(2)
Expenses, before reimbursements and credits	0.83%		0.83%		0.82%		0.83%	0.89%
Net investment income, net of reimbursements and credits	4.27	%(2)	3.96	%(2)	3.60	%(2)	3.67%	4.29	%(2)
Net investment income, before reimbursements and credits	4.05%		3.93%		3.58%		3.64%	4.20%
Portfolio Turnover Rate	51.81%		9.69%		39.67%		7.20%	8.16%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000 and $12,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019 and 2018, respectively, approximately $42,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.37		$10.40		$10.82		$10.71	$10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.22		0.21		0.22	0.21
Net realized and unrealized gains (losses)	0.20		(0.03)		(0.26)		0.15	0.30
Total from Investment Operations	0.45		0.19		(0.05)		0.37	0.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.22)		(0.21)		(0.22)	(0.21)
From net realized gains	–		–		(0.16)		(0.04)	(0.03)
Total Distributions Paid	(0.25)		(0.22)		(0.37)		(0.26)	(0.24)
Net Asset Value, End of Year	$10.57		$10.37		$10.40		$10.82	$10.71
Total Return(1)	4.47%		1.75%		(0.48)%		3.54%	4.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,774,081		$2,935,140		$2,752,569		$3,160,485	$3,142,905
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)
Expenses, before reimbursements and credits	0.47%		0.48%		0.49%		0.49%	0.57%
Net investment income, net of reimbursements and credits	2.46	%(2)	2.03	%(2)	1.94	%(2)	2.04%	1.95	%(2)
Net investment income, before reimbursements and credits	2.44%		2.00%		1.90%		2.00%	1.83%
Portfolio Turnover Rate	115.01%		120.62%		106.67%		127.92%	128.42%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $380,000, which represents approximately 0.01 percent of average net assets for the fiscal year ended March 31, 2019, and approximately $278,000, $261,000 and $6,000, which represent less than 0.01, 0.01 and 0.005 percent of average net assets for each of the fiscal years ended March 31, 2018, 2017 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.20		$10.33		$10.48		$10.46	$10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.12		0.12		0.12	0.14
Net realized and unrealized gains (losses)	0.17		(0.11)		(0.13)		0.02	–
Total from Investment Operations	0.33		0.01		(0.01)		0.14	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)		(0.13)		(0.12)		(0.12)	(0.14)
From net realized gains	–		(0.01)		(0.02)		– (1)	–
Total Distributions Paid	(0.16)		(0.14)		(0.14)		(0.12)	(0.14)
Net Asset Value, End of Year	$10.37		$10.20		$10.33		$10.48	$10.46
Total Return(2)	3.29%		0.07%		(0.10)%		1.41%	1.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$962,980		$909,193		$1,047,250		$1,160,549	$1,392,725
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45%	0.45	%(3)
Expenses, before reimbursements and credits	0.48%		0.48%		0.48%		0.48%	0.55%
Net investment income, net of reimbursements and credits	1.59	%(3)	1.21	%(3)	1.18	%(3)	1.18%	1.32	%(3)
Net investment income, before reimbursements and credits	1.56%		1.18%		1.15%		1.15%	1.22%
Portfolio Turnover Rate	135.35%		36.55%		21.23%		20.01%	23.13%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $79,000, $96,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019, 2018 and 2017, respectively and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.49		$10.55		$10.89		$10.80	$10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.33		0.31		0.36	0.38
Net realized and unrealized gains (losses)	0.14		(0.06)		(0.33)		0.09	0.36
Total from Investment Operations	0.49		0.27		(0.02)		0.45	0.74
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.33)		(0.31)		(0.36)	(0.38)
From net realized gains	–		–		(0.01)		–	–
Total Distributions Paid	(0.35)		(0.33)		(0.32)		(0.36)	(0.38)
Net Asset Value, End of Year	$10.63		$10.49		$10.55		$10.89	$10.80
Total Return(1)	4.78%		2.57%		(0.16)%		4.29%	7.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,168,191		$1,075,258		$1,077,256		$1,064,728	$864,091
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45%	0.45	%(2)
Expenses, before reimbursements and credits	0.47%		0.48%		0.48%		0.48%	0.58%
Net investment income, net of reimbursements and credits	3.35	%(2)	3.12	%(2)	2.91	%(2)	3.37%	3.53	%(2)
Net investment income, before reimbursements and credits	3.33%		3.09%		2.88%		3.34%	3.40%
Portfolio Turnover Rate	116.37%		103.25%		99.52%		111.59%	164.86%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $84,000, $64,000, $103,000, and $1,000 which represent less than 0.01, 0.01, 0.01 and 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7%

Arizona – 97.7%

Arizona Board of Regents Refunding COPS, University of Arizona Project, 5.00%, 6/1/26	$600	$723
5.00%, 6/1/28	400	497

Arizona Board of Regents State University System Revenue Bonds, Series A, 5.00%, 7/1/31	550	632
5.00%, 7/1/34	750	856
5.00%, 7/1/35	750	854

Arizona Board of Regents State University System Revenue Bonds, Series D, 5.00%, 7/1/26	500	594

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/35	1,000	1,149
5.00%, 7/1/41	1,000	1,132

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/28	1,860	2,188
5.00%, 7/1/31	1,000	1,208
5.00%, 7/1/36	495	588

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	500	503
5.00%, 6/1/32	1,500	1,736

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/33	1,710	2,015

Arizona State Health Facilities Authority Revenue Bonds, Series A, Banner Health, 4.00%, 1/1/43	5,000	5,105

Arizona State Transportation Board Revenue GANS, Series A, 7/1/23 (1)	1,000	1,138
7/1/30 (1)	1,270	1,606

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (AGC Insured), 5.00%, 7/1/22	1,345	1,357

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.00%, 7/1/26	$850	$1,034

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, Prerefunded, 5.50%, 7/1/19 (2)	1,000	1,010

Gilbert Refunding G.O. Unlimited Bonds, 5.00%, 7/1/30	1,345	1,648

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds, 5.00%, 7/1/28	500	607
5.00%, 7/1/29	750	908
5.00%, 7/1/30	500	601
5.00%, 7/1/31	600	717

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured), 3.35%, 1/1/28	870	927

Goodyear Water & Sewer Revenue Bonds, Subordinate Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,075

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, Prerefunded, 4.50%, 7/1/19 (2)	1,190	1,199

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (BAM Insured), 5.00%, 7/1/34	1,100	1,295

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017, 7/1/31 (1)	275	337
7/1/32 (1)	250	305

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 5.25%, 7/1/28 (3)	$940	$1,082
5.50%, 7/1/29 (3)	485	563
5.50%, 7/1/30 (3)	375	435

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured), 5.00%, 7/1/38	1,000	1,162

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth, 5.00%, 9/1/42	3,750	4,266

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/1/38	1,250	1,450

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project, 5.00%, 7/1/26	2,250	2,735

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured), 5.00%, 7/1/31	1,575	1,905
4.00%, 7/1/37	500	538

Maricopa County School District No. 6 Washington Elementary G.O. Unlimited Bonds, Series A, 5.00%, 7/1/25	1,000	1,188

Maricopa County Special Health Care District G.O. Unlimited Bonds, 5.00%, 7/1/35	1,000	1,188
4.00%, 7/1/38	2,500	2,665

Maricopa County Special Health Care District G.O. Unlimited Bonds, Maricopa Integrated Health, 5.00%, 7/1/32	1,000	1,202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015, 5.00%, 7/1/28	$525	$641
5.00%, 7/1/29	650	790
5.00%, 7/1/31	500	599

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series A, 4.00%, 7/1/28	1,000	1,063

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,881

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,097

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series C, School Improvement Project of 2015, 5.00%, 7/1/30	1,335	1,648

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/26	400	475

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/27	1,020	1,225
5.00%, 7/1/37	650	753

Maricopa County Union High School District No. 216 Agua Fria G.O. Unlimited Bonds, Series B, School Improvement Project of 2015, 5.00%, 7/1/29	1,000	1,223

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,134

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (AGC Insured), 5.50%, 7/1/21	$1,000	$1,010
5.00%, 7/1/23	1,000	1,009

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B, 5.00%, 7/1/34	5,000	5,960

Phoenix Civic Improvement Corp. Subordinated Excise Tax Revenue Refunding Bonds, Series A, 5.00%, 7/1/28	1,125	1,327

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	1,000	1,127

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/19 (2)	530	535

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, 5.00%, 7/1/30	1,200	1,435

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 4.00%, 7/1/28	1,000	1,100

Pima County Community College District Revenue Bonds, 4.00%, 7/1/37	1,000	1,083

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,132

Pima County Sewer System Revenue Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/20 (2)	1,350	1,408

Pima County Sewer System Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/21 (2)	1,000	1,076

Pima County Street & Highway Revenue Bonds, Prerefunded, 4.00%, 7/1/19 (2)	1,970	1,982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	$1,005	$1,131

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured), 7/1/21 (1)	420	433
7/1/23 (1)	315	357
7/1/26 (1)	1,685	2,033
7/1/28 (1)	1,000	1,244
7/1/30 (1)	1,080	1,321

Pinal County Community College District Revenue Bonds, Central Arizona Collage (BAM Insured), 5.00%, 7/1/28	175	208

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,103

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	1,935

Queen Creek Excise Tax & State Shared Revenue Bonds, Series A, 5.00%, 8/1/42	1,500	1,769

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B, 5.00%, 8/1/47	2,540	2,803

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/31	1,000	1,229
5.00%, 1/1/36	1,500	1,808

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/36	1,105	1,273

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,383

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/35	1,000	1,217

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.7% – continued

Arizona – 97.7% – continued

Tucson COPS (AGC Insured), Prerefunded, 5.00%, 7/1/19 (2)	$2,000	$2,017

Tucson Water System Revenue Bonds, Prerefunded, 5.00%, 7/1/21 (2)	1,825	1,966
		115,866
Total Municipal Bonds
(Cost $111,769)		115,866

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.7%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (4)(5)	10,375,136	$10,375
Total Investment Companies
(Cost $10,375)		10,375

Total Investments – 106.4%
(Cost $122,144)		126,241

Liabilities less Other Assets – (6.4%)		(7,584)
NET ASSETS – 100.0%		$118,657

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(2)	Maturity date represents the prerefunded date.
(3)	Security has converted to a fixed rate as of July 1, 2015, and is a fixed rate going forward.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

BAM - Build America Mutual

COPS - Certificates of Participation

G.O. - General Obligation

GANS - Grant Anticipation Notes

IDA - Industrial Development Authority

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	7.2%
AA	75.2
A	9.4
Cash Equivalents	8.2

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	19.2%
General Obligation	6.3
Higher Education	11.7
Medical	8.6
School District	27.8
Short-Term Investments	8.2
Water	7.7
All other sectors less than 5%	10.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$115,866	$–	$115,866
Investment Companies	10,375	–	–	10,375
Total Investments	$10,375	$115,866	$–	$126,241

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0%

California – 91.0%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$948

Alameda Unified School District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 8/1/42	4,000	4,710

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016, 5.00%, 8/1/43	1,000	1,154

Alvord Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/29	1,500	1,891

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B, 5.00%, 10/1/28	2,000	2,247

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014, 8/1/44 (1)	1,700	2,011

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, 5.00%, 4/1/44	2,000	2,377

Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (2)	2,000	2,000

Bay Area Toll Bridge Authority Revenue Refunding Bonds, 2.00%, 4/1/24 (3)(4)(5)	7,620	7,684
2.13%, 4/1/25 (3)(4)(5)	16,700	16,806

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.85%, 4/1/25 (3)(4)(5)	5,800	6,058
2.95%, 4/1/26 (3)(4)(5)	19,975	21,034

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series E, 2.00%, 4/1/21 (3)(4)(5)	565	567

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,947

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	$1,250	$1,477
5.25%, 11/1/40	8,500	8,919

California State G.O. Unlimited Bonds, Series 2007 (FGIC Insured), Unrefunded Balance, 5.38%, 6/1/26	2,220	2,234

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	5,000	5,981
5.00%, 9/1/27	1,845	2,249
5.00%, 8/1/28	4,000	4,942
5.00%, 8/1/33	975	1,174

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	5,000	6,086
5.00%, 8/1/28	7,000	8,474

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	1,000	1,177

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	3,867

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	3,500	4,180

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/32	1,200	1,403

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	250	303

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health System, 2.00%, 10/1/25 (3)(4)(5)	2,450	2,472

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health, 5.00%, 11/15/35	2,500	2,927

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street, 5.00%, 5/15/36	$1,000	$1,205

California State Municipal Finance Authority Revenue Bonds, Series A, National University, 5.00%, 4/1/36	2,245	2,665

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC – West Village, 5.00%, 5/15/39	1,500	1,716

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,045

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,170

California State University Systemwide Revenue Refunding Bonds, Series A, 4.00%, 11/1/45	2,600	2,738

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,263
4.00%, 5/1/23	1,485	1,628
5.00%, 10/1/23	500	574
5.00%, 5/1/24	1,450	1,687
5.00%, 11/1/28	4,000	4,960
5.25%, 3/1/30	1,500	1,550
5.25%, 10/1/39	1,500	1,763

California State Various Purpose G.O. Unlimited Bonds, Bidding Group, 5.00%, 9/1/28	5,000	6,062

California State Various Purpose G.O. Unlimited Bonds, Unrefunded Balance, 6.50%, 4/1/33	2,435	2,437

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,480	1,650
5.00%, 12/1/23	2,450	2,825
5.00%, 10/1/26	2,750	3,213
5.00%, 11/1/28	1,000	1,240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

California Statewide Communities Development Authority Revenue Bonds, Viamonte Senior Living Project (California Mortgage Insured), 3.00%, 7/1/26	$5,500	$5,592

Carlsbad Unified School District G.O. Unlimited Bonds, 0.00%, 5/1/19 (6)	1,250	1,249

Castro Valley Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/46	2,000	2,121

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (2)	1,000	1,183

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/48	1,000	1,047

Cotati-Rohnert Park Unified School District G.O. Unlimited Bonds, Series E, Election of 2014 (BAM Insured), 4.00%, 8/1/29	500	568

Desert Community College District G.O. Unlimited Bonds, Riverside & Imperial County, 5.00%, 8/1/43	1,125	1,259

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/39	1,330	1,565

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/23 (6)	9,940	9,223

Escondido Union School District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	1,595	1,692

Evergreen School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/46	1,000	1,195

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 0.00%, 1/1/20 (6)	$2,150	$2,126

Foothill-De Anza Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/28	2,250	2,699

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (2)	1,500	1,641

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	2,500	2,869

Kentfield School District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 8/1/43	2,000	2,263

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F, 5.00%, 6/1/27	1,100	1,320

Long Beach Harbor Revenue Bonds, Series A (AMT), 5.00%, 5/15/30	1,300	1,562

Long Beach Harbor Revenue Refunding Bonds, Series C, 5.00%, 5/15/47	3,000	3,498

Long Beach Unified School District G.O. Unlimited Bonds, Series SE, Election of 2008, Unrefunded Balance, 5.00%, 8/1/20	70	71

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/24	945	1,057

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	1,665	1,988

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/28	1,145	1,376

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued
5.00%, 12/1/29	$2,630	$3,140
5.00%, 12/1/31	2,000	2,350

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/27	7,435	9,106
5.00%, 5/15/28	7,630	9,487
5.00%, 5/15/29	1,000	1,231

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 5.00%, 5/15/27	640	765

Los Angeles Department of Airports Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.25%, 5/15/31	2,000	2,467

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,454
5.25%, 5/15/29	5,000	5,225
5.00%, 5/15/40	3,500	3,631

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/43	1,850	2,201

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,516

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008, 5.00%, 7/1/29	1,500	1,861
5.00%, 7/1/30	190	233

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/26	7,440	9,032

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/23	2,500	2,844

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity, 6.00%, 6/1/21	$1,185	$1,303

Los Angeles Wastewater System Revenue, Subseries A, Green Bond, 5.00%, 6/1/38	1,100	1,330

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 6/1/23	1,935	2,155

Marin County COPS, Prerefunded, 3.00%, 8/1/20 (2)	1,595	1,628
4.00%, 8/1/20 (2)	1,140	1,179

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A, 2.50%, 7/1/27	7,550	8,003

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (2)	2,000	2,186

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A, 5.00%, 10/1/26	1,490	1,774
5.00%, 10/1/27	1,130	1,338
5.00%, 10/1/28	2,770	3,266

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/22	1,445	1,621

Mojave Water Agency COPS, Series A, Prerefunded, 5.00%, 6/1/19 (2)	665	669

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/27	1,000	1,207
5.00%, 10/1/28	670	801

Mount San Jacinto Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	2,000	2,134

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Mountain View Shoreline Regional Park Community Tax Allocation Bonds, Series A (AGM Insured), 5.00%, 8/1/43	$500	$589

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/25	1,690	1,976

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured), 5.00%, 8/1/33	1,185	1,391

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/25	2,360	2,696
5.00%, 8/1/31	3,620	4,282

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (3)(4)(5)	2,000	2,157

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/22	750	830
5.00%, 8/1/24	600	692

Orange County Local Transportation Authority Sales TRB, 5.00%, 2/15/33	3,000	3,741

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018, 5.00%, 8/1/42	3,000	3,485

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 2.00%, 8/1/27	1,970	1,965

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 4.00%, 8/1/46	1,000	1,055

Palos Verdes Peninsula Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 11/1/25	780	952

Paso Robles Joint Unified School District G.O. Unlimited Bonds, Series A, 4.00%, 8/1/43	4,220	4,496

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued
4.00%, 8/1/46	$5,950	$6,317

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,000	1,203

Poway Unified School District No. 07 Improvement G.O. Unlimited Bonds, Series 1-A, Election of 2008, 0.00%, 8/1/20 (6)	3,280	3,208

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County, 3.00%, 7/1/30	2,295	2,381

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series A, Public Defender & Probation Building, 5.25%, 11/1/24	800	926

Riverside County Teeter Obligation Revenue Notes, Series A, 4.00%, 10/24/19	1,700	1,726

Riverside County Transportation Commission Revenue Refunding Bonds, Series A, 3.00%, 6/1/26	5,500	5,895

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B, 5.00%, 6/1/30	5,000	6,230

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	700

Riverside Water Revenue Refunding Bonds, Series A, 5.00%, 10/1/38	2,000	2,444

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/35	1,000	1,182

Sacramento County Airport System Revenue Refunding Bonds, Series A, 5.00%, 7/1/29	565	705
5.00%, 7/1/31	500	615

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Sacramento County Airport System Revenue Refunding Bonds, Series B, 5.00%, 7/1/29	$680	$848

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,564

San Diego Association of Governments South Bay Expressway Toll Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/29	850	1,037

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark, 5.00%, 10/15/30	1,040	1,237

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, 5.00%, 5/15/27	2,000	2,411

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,952

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	2,365	2,849

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds (AMT), Series D, 5.00%, 5/1/25	1,000	1,179

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,204

San Francisco City & County G.O. Unlimited Bonds, Series C, 3.00%, 6/15/30	5,415	5,627

San Francisco City & County Public Utilities Commission Water Refunding Bonds, Series D, Green Bonds, 5.00%, 11/1/32	1,375	1,682

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C, 3.25%, 6/15/32	$1,500	$1,540

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	2,728

San Francisco County Transportation Authority Sales TRB, 3.00%, 2/1/30	5,000	5,233

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/26	1,055	1,225

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.75%, 3/1/21 (2)	2,000	2,165

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Prerefunded, 5.00%, 8/1/21 (2)	830	899

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Unrefunded Balance, 5.00%, 8/1/23	170	184

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015, 4.50%, 8/1/42	1,750	1,958

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, Prerefunded, 4.50%, 7/1/20 (2)	2,000	2,079

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, Prerefunded, 5.00%, 7/1/20 (2)	1,500	1,569
5.00%, 7/1/20 (2)	4,040	4,225

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured), 5.00%, 8/1/43	1,145	1,330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured), 5.00%, 8/1/43	$1,000	$1,166

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (2)	2,000	2,207

Sierra Joint Community College District G.O. Unlimited Bonds, Election of 2018 (School Facilities Improvement District), 4.00%, 8/1/40	2,095	2,263

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds, 5.00%, 8/1/43	3,000	3,560

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase II Project, 5.25%, 7/1/27	1,000	1,079

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project No. 1, 5.00%, 7/1/24	1,240	1,273

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	4,700	4,905
5.00%, 7/1/30	2,500	2,607

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	724

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23 (2)	1,220	1,397

University of California General Revenue Refunding Bonds, Series AZ, 5.00%, 5/15/48	1,500	1,770

University of California Limited Project Revenue Refunding Bonds, Series I, 5.00%, 5/15/27	1,600	1,921

University of California Revenue Refunding General Bonds, Series BB, 5.00%, 5/15/40	1,390	1,682

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	$1,060	$1,224

Visalia Unified School District COPS (AGM Insured), 3.00%, 5/1/27	1,525	1,551

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	1,645	1,669

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, 5.00%, 9/1/26	1,000	1,200
		453,753
Total Municipal Bonds
(Cost $440,149)		453,753

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (7)(8)	36,914,680	$36,915
Total Investment Companies
(Cost $36,915)		36,915

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.2%

California State Department of Water Resources Bonds, 1.65%, 4/2/19	$5,300	$5,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.2% – continued

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 7/1/19	$695	$701

Santa Cruz County G.O. Unlimited TRANS, 4.00%, 7/1/19	235	237
Total Short-Term Investments
(Cost $6,238)		6,238

Total Investments – 99.6%
(Cost $483,302)		496,906

Other Assets less Liabilities – 0.4%		1,981
NET ASSETS – 100.0%		$498,887

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(2)	Maturity date represents the prerefunded date.
(3)	Maturity date represents the puttable date.
(4)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(5)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(6)	Zero coupon bond.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

FGIC - Financial Guaranty Insurance Corporation

G.O. - General Obligation

NATL - National Public Finance Guarantee Corporation

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	1.5%
AA	80.4
A	8.0
A1 (Short Term)	0.4
BBB	0.3
Not Rated	2.0
Cash Equivalents	7.4

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.0%
General	11.1
General Obligation	21.1
School District	19.6
Short-Term Investments	7.4
Transportation	13.3
Water	5.0
All other sectors less than 5%	14.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$453,753	$–	$453,753
Investment Companies	36,915	–	–	36,915
Short-Term Investments	–	6,238	–	6,238
Total Investments	$36,915	$459,991	$–	$496,906

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0%

California – 91.0%

Alameda Unified School District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 8/1/42	$1,000	$1,177

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016, 4.00%, 8/1/46	1,000	1,047

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (AGC Insured), Prerefunded, 5.50%, 8/1/19 (1)	1,000	1,014

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, 5.00%, 4/1/49	1,000	1,180

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.85%, 4/1/25 (2)(3)(4)	1,500	1,567
2.95%, 4/1/26 (2)(3)(4)	5,500	5,792

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), 5.25%, 8/1/44	1,500	1,780

California State Educational Facilities Authority Revenue Bonds, Series U-6, Stanford University, 5.00%, 5/1/45	3,000	4,147

California State Educational Facilities Authority Revenue Bonds, Series V-1, Stanford University, 5/1/49 (5)	1,000	1,392

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	2,500	2,991
5.00%, 8/1/28	1,000	1,235

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/28	2,000	2,421

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	2,500	2,944

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	500	597

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

California State Municipal Finance Authority Revenue Bonds, Series A, National University, 5.00%, 4/1/40	$1,000	$1,167

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/39	1,000	1,144
5.00%, 5/15/43	1,000	1,135

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, Prerefunded, 6.00%, 4/1/19 (1)	1,400	1,400

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,170

California State University Systemwide Revenue Refunding Bonds, Series A, 4.00%, 11/1/45	1,000	1,053

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	4,000	4,211
5.25%, 3/1/30	3,500	3,617
5.25%, 10/1/39	3,500	4,115
5.50%, 3/1/40	2,865	2,953

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/37	2,000	2,383

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (1)	570	674
6.00%, 8/1/23 (1)	1,000	1,193

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), Prerefunded, 5.50%, 8/1/19 (1)	500	507

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014, 4.00%, 8/1/44	500	531

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Escondido Union School District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	$3,000	$3,183

Evergreen School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/46	1,300	1,554

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (1)	3,500	3,829

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	1,500	1,722

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/30	2,000	2,363

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/29	4,000	4,926
5.00%, 5/15/31	5,000	6,061

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/40	1,500	1,556

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/36	2,375	2,765

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 5.00%, 8/1/42	1,450	1,704

Marin Community College District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/39	2,000	2,163

Marin County COPS, Prerefunded, 4.25%, 8/1/20 (1)	1,575	1,634

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (1)	600	656
5.50%, 9/1/21 (1)	2,500	2,747

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	$1,500	$1,505

Modesto Irrigation District Capital Improvements COPS, Series A, Prerefunded, 6.00%, 4/1/19 (1)	–	–
6.00%, 4/1/19 (1)	2,000	2,000

Monterey County Financing Authority Revenue Refunding Bonds, 5.00%, 9/1/37	1,170	1,417

Morgan Hill Unified School District G.O. Unlimited Bonds, Series B, Election of 2012, 4.00%, 8/1/47	1,250	1,318

Mount San Jacinto Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 4.00%, 8/1/43	3,000	3,202

Mountain View Shoreline Regional Park Community Tax Allocation Bonds, Series A (AGM Insured), 5.00%, 8/1/43	500	589

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 0.00%, 8/1/33 (6)	10,000	6,662

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (2)(3)(4)	2,000	2,157

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 4.00%, 8/1/46	2,000	2,110

Palomar Health G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/28	1,340	1,591

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured), (Step to 7.00% on 8/1/19), 1.73%, 8/1/38 (7)	5,000	6,575

Pleasanton Unified School District G.O. Unlimited Refunding Bond, Election of 2016, 4.00%, 8/1/42	2,000	2,143

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	$1,605	$1,626

Riverside Water Revenue Refunding Bonds, Series A, 5.00%, 10/1/38	750	916

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No.1 of Marin County, 5.00%, 1/1/36	275	316
5.00%, 1/1/37	215	246

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/35	1,420	1,678

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	62

San Diego Association of Governments South Bay Expressway Toll Revenue Bonds, Series A, Senior Lien, 5.00%, 7/1/32	850	1,012

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 5.00%, 5/15/19 (1)	1,500	1,507

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/42	1,500	1,724
5.00%, 5/1/49	1,000	1,171

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds (AMT), Series D, 5.00%, 5/1/25	1,000	1,179

San Francisco City & County G.O. Unlimited Bonds, Series C, 3.00%, 6/15/30	1,000	1,039

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C, 3.25%, 6/15/32	2,500	2,567

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.25%, 3/1/21 (1)	$2,075	$2,227

San Rafael City High School District G.O. Unlimited Bonds, Series B, Election of 2015, 4.00%, 8/1/47	2,500	2,674

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,314

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured), 5.00%, 8/1/38	2,625	3,088
5.00%, 8/1/43	500	583

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (1)	2,025	2,234

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds, 5.00%, 8/1/43	1,000	1,186

University of California Revenue Refunding Bonds, Series O, Limited Project, 5.00%, 5/15/58	2,500	2,875

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23 (1)	430	492

University of California General Revenue Refunding Bonds, Series AZ, 5.00%, 5/15/48	2,500	2,950

University of California Revenue Refunding General Bonds, Series BB, 5.00%, 5/15/49	1,000	1,196

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/32	595	695

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 91.0% – continued

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	$2,000	$2,029
		163,255
Total Municipal Bonds
(Cost $153,768)		163,255

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.7%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (8)(9)	11,926,899	$11,927
Total Investment Companies
(Cost $11,927)		11,927

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.2%

California State Department of Water Resources Bonds, 1.65%, 4/2/19	$2,000	$2,000

California State Health Facilities Financing Authority Variable Revenue Bonds, Series C, Kaiser Permanente, 1.38%, 4/9/19 (2)(4)(10)	1,000	1,000

Californina Educational Facilities Authority Bonds, 1.75%, 4/4/19	1,000	1,000
Total Short-Term Investments
(Cost $4,000)		4,000

Total Investments – 99.9%
(Cost $169,695)		179,182

Other Assets less Liabilities – 0.1%		234
NET ASSETS – 100.0%		$179,416

(1)	Maturity date represents the prerefunded date.
(2)	Maturity date represents the puttable date.
(3)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(4)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(6)	Zero coupon bond.
(7)	Step coupon bond. Rate as of March 31, 2019 is disclosed.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.
(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

G.O. - General Obligation

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	7.2%
AA	68.7
A	13.0
BBB	1.3
Not Rated	3.2
Cash Equivalents	6.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued MARCH 31, 2019

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	9.3%
General	11.2
General Obligation	25.5
Higher Education	9.2
School District	22.0
Short-Term Investments	6.7
Transportation	5.3
All other sectors less than 5%	10.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$163,255	$–	$163,255
Investment Companies	11,927	–	–	11,927
Short-Term Investments	–	4,000	–	4,000
Total Investments	$11,927	$167,255	$–	$179,182

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1%

Alabama – 2.0%

Alabama State Port Authority Docks Facilities Revenue Bonds, Prerefunded, 6.00%, 10/1/20 (1)	$5,000	$5,334

Lower Alabama Gas District Gas Project Revenue Bonds, Series A, 5.00%, 9/1/46	3,000	3,722
		9,056

Arizona – 4.9%

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48 (2)(3)	2,000	2,070

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,512
5.00%, 2/15/46	3,500	3,725

Maricopa County Pollution Control Corp. Pollution Control Variable Revenue Refunding Bonds, Series A, Public Service of Palo Verde, 6.25%, 1/1/38	4,000	4,163

Phoenix IDA Education Facility Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/41	1,200	1,290
5.00%, 7/1/46	2,650	2,837

Salt Verde Financial Corp. Senior Gas Revenue Bonds, 5.00%, 12/1/37	5,000	6,251
		21,848

California – 13.5%

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University, 5.00%, 11/1/46	3,000	3,316

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, Prerefunded, 6.13%, 6/1/20 (1)	2,000	2,110
6.25%, 6/1/20 (1)	1,000	1,057

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

California – 13.5% – continued

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project, 5.00%, 12/31/43	$4,000	$4,550
5.00%, 12/31/47	1,000	1,133

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/48	5,000	5,654

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority, 5.00%, 11/21/45	1,000	1,149

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46 (2)(3)	5,000	5,402

California State Statewide Communities Development Authority College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College, 5.25%, 7/1/49	1,000	1,076

California State Statewide Communities Development Authority Student Housing Revenue Bonds, University of California, Irvine Campus, 5.00%, 5/15/42	4,050	4,574

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Prerefunded, 7.25%, 11/1/21 (1)	2,000	2,294

California Statewide Communities Development Authority Revenue Refunding Bonds, Series A, California Baptist University, 5.00%, 11/1/32	500	577
5.00%, 11/1/41	1,000	1,123

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding Bonds, Series A-1, 5.00%, 6/1/47	5,000	4,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

California – 13.5% – continued

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding Bonds, Series A-2, 5.00%, 6/1/47	$3,000	$2,985

San Francisco City & County Airports Commission International Airport Revenue Bonds, Second Series E, Prerefunded, 6.00%, 5/1/19 (1)	385	386

San Francisco City & County Airports Commission International Airport Revenue Bonds, Second Series E, Unrefunded Balance, 6.00%, 5/1/39	4,615	4,632

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/49	4,000	4,684

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A-1, 5.00%, 6/1/37	6,000	6,001
5.13%, 6/1/46	2,000	2,000
		59,678

Colorado – 4.0%

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/51	5,000	5,411

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	4,000	4,086

Denver City & County Special Facilities Airport Revenue Refunding Bonds (AMT), United Airlines, Inc. Project, 5.00%, 10/1/32	2,000	2,146

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Revenue Refunding Bonds, Series A, 5.00%, 12/15/41	3,000	3,083

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,083
		17,809

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Delaware – 0.5%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	$2,000	$2,085

District of Columbia – 1.2%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	5,380

Florida – 3.2%

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	3,045	3,136

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project, 5.25%, 12/1/43	2,000	2,014

Davie Educational Facilities Revenue Refunding Bonds, Nova SouthEastern University Project, 5.00%, 4/1/48	5,000	5,615

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/40	1,500	1,678
5.00%, 10/1/44	1,500	1,676

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (4)	143	91
		14,210

Georgia – 1.4%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Series A1,Georgia Proton Treatment Center, 6.75%, 1/1/35	5,000	5,059

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/49	1,000	1,216
		6,275

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Illinois – 8.0%

Chicago O’Hare International Airport Revenue General Revenue Bonds, Series B, Senior Lien, 5.00%, 1/1/48	$5,000	$5,780

Chicago Waterworks Revenue Bonds, Second Lien, 5.00%, 11/1/29	2,500	2,881

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, Prerefunded, 7.75%, 8/15/19 (1)	35	36
7.75%, 8/15/19 (1)	3,465	3,543

Illinois State Finance Authority Revenue Bonds, Silver Cross & Medical Centers, Prerefunded, 6.88%, 8/15/19 (1)	1,000	1,019
7.00%, 8/15/19 (1)	1,000	1,020

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 5.00%, 1/1/44	5,000	5,543

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University, 5.00%, 8/1/42	1,100	1,204

Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/36	5,000	5,771

Illinois State Finance Authority Student Housing & Academic Facilities Revenue Bonds, CHF – Chicago, LLC – University of Illinois at Chicago Project), 5.00%, 2/15/47	5,000	5,453

Railsplitter Tobacco Settlement Authority Revenue Bonds, Prerefunded, 5.50%, 6/1/21 (1)	1,000	1,083
6.00%, 6/1/21 (1)	2,000	2,187
		35,520

Indiana – 2.3%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,259
6.38%, 9/15/41	2,000	2,142

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Indiana – 2.3% – continued

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), Res Polyflow Indiana, Green Bonds, 7.00%, 3/1/39	$2,000	$2,090

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., Prerefunded, 8.00%, 9/1/21 (1)	2,500	2,872
		10,363

Iowa – 1.0%

Iowa State Finance Authority Revenue Bonds, Series A, Lifespace Communities, 5.00%, 5/15/48	4,000	4,248

Kentucky – 1.6%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	2,500	2,728

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,678

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Owensboro Health Inc., 5.00%, 6/1/45	1,500	1,623
		7,029

Louisiana – 5.0%

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/46	5,000	5,595

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26 (1)	50	60

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Louisiana – 5.0% – continued

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	$2,000	$2,132

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,313

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Lafayette General Health System, 5.00%, 11/1/41	5,000	5,396

Saint Tammany Parish Hospital Service District No. 1 Revenue Refunding Bonds, Series S, Saint Tammany Parish Hospital Project, 5.00%, 7/1/48	3,000	3,402

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.50%, 5/15/29	2,000	2,008
		22,017

Maine – 1.2%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, 5.00%, 7/1/43	5,000	5,291

Maryland – 0.9%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,550	1,718
6.13%, 1/1/36	2,000	2,190
		3,908

Massachusetts – 3.1%

Massachusetts State Development Finance Agency Revenue Bonds, Boston Medical Center, Green Bonds, 5.00%, 7/1/44	3,000	3,266

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Massachusetts – 3.1% – continued

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	$4,230	$4,596

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 1/1/49	5,000	5,894
		13,756

Michigan – 4.6%

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program Great Lakes Water Authority, 5.00%, 7/1/35	3,000	3,374

Michigan State Finance Authority Revenue Refunding Bonds, Local Government Loan Program, 5.00%, 7/1/30	2,000	2,252

Michigan State Strategic Fund Limited Obligation Revenue Bonds (AMT), I-75 Improvement Project, 5.00%, 6/30/48	5,000	5,669

Michigan State Strategic Fund Limited Obligation Revenue Bonds, Holland Home, 5.00%, 11/15/42	4,000	4,239

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	4,355	4,936
		20,470

Mississippi – 0.6%

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,629

Missouri – 1.0%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,560
6.75%, 9/1/34	1,750	1,772
		4,332

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

New Jersey – 3.7%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48	$1,665	$1,758

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,278

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.25%, 6/15/41	2,000	2,170
5.00%, 6/15/45	2,250	2,396

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.25%, 6/1/46	7,070	7,841
		16,443

New York – 5.2%

Build NYC Resource Corp. Revenue Bonds, New Dawn Charter Schools Project, 5.75%, 2/1/49	1,000	1,021

New York State Thruway Authority General Junior Indebtedness Obligation Revenue Bonds, Series A, Junior Lien, 5.00%, 1/1/46	5,000	5,679

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc. Laguardia Airport Terminals, 5.00%, 1/1/36	5,000	5,741

New York State Transportation Development Corp. Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.25%, 1/1/50	5,000	5,453

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 5.00%, 8/1/31	5,000	5,208
		23,102

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

North Dakota – 1.2%

Ward County Health Care Facilities Revenue Bonds, Series C, Trinity Obligated Group, 5.00%, 6/1/43	$5,000	$5,464

Ohio – 4.8%

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, Prerefunded, 7.00%, 11/1/20 (1)	4,000	4,331

Miami County Hospital Facilities Improvement Revenue Refunding Bonds, Kettering Health Network, 5.00%, 8/1/49	2,000	2,264

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.50%, 1/15/48	5,000	5,210

Ohio State University Hospital Health System Revenue Refunding Bonds, 5.00%, 1/15/41	4,655	5,172

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21 (5)	4,000	4,429
		21,406

Pennsylvania – 5.8%

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, Prerefunded, 7.13%, 7/1/19 (1)	3,000	3,040

Delaware County IDA Revenue Refunding Bonds, Covanta Project, 5.00%, 7/1/43	2,500	2,528

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, Prerefunded, 6.00%, 7/1/20 (1)	2,500	2,635

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, Prerefunded, 6.25%, 10/1/21 (1)	2,000	2,227

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Pennsylvania – 5.8% – continued

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series A-1, 5.00%, 12/1/46	$5,000	$5,646

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, 5.00%, 3/15/45	5,000	5,065

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,432
		25,573

Puerto Rico – 0.6%

Puerto Rico Sales Tax Financing Corp. TRB, Restructing Bonds, Series A-1, 4.75%, 7/1/53	3,000	2,845

Rhode Island – 1.7%

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/35	2,000	2,133
5.00%, 6/1/40	5,000	5,251
		7,384

Tennessee – 0.2%

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 4.00%, 10/1/49	1,000	1,022

Texas – 11.1%

Aldine Texas Independent School District School Building G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/43	5,000	5,911

Austin Convention Enterprises, Inc. Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/34	1,995	2,260

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,567
5.00%, 12/1/45	2,000	2,084

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Texas – 11.1% – continued

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	$2,000	$2,222

Clifton Higher Educational Finance Corp. Educational International Leadership Revenue Bonds, Series D, 6.13%, 8/15/48	2,700	2,862

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, 5.00%, 5/15/40	3,000	3,372

Mission Economic Development Corp. Revenue Refunding Bonds (AMT), Senior Lien, Natgasoline, 4.63%, 10/1/31	2,000	2,078

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, 5.00%, 4/1/48	3,000	3,016

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,738

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services, 5.00%, 11/15/46	4,000	4,361

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., Prerefunded, 6.20%, 2/15/20 (1)	3,500	3,636

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Senior Lien, Blueridge Transportation, 5.00%, 12/31/40	2,750	3,005
5.00%, 12/31/45	1,250	1,359

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,182

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 97.1% – continued

Texas – 11.1% – continued

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	$2,500	$2,589

Travis County HFDC Revenue Bonds, Westminster Manor Project, Prerefunded, 7.00%, 11/1/20 (1)	805	872
7.13%, 11/1/20 (1)	2,000	2,169
		49,283

Virginia – 0.9%

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	270	289
5.00%, 7/1/45	2,515	2,623

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38 (6)(7)	1,000	1,034
		3,946

Washington – 0.9%

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, Prerefunded, 7.00%, 7/1/19 (1)	4,000	4,052

West Virginia – 1.0%

West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, Cabell Huntington Hospital, 5.00%, 1/1/43	3,950	4,462
Total Municipal Bonds
(Cost $413,638)		430,886

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (8)(9)	6,985,839	$6,986
Total Investment Companies
(Cost $6,986)		6,986

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.7%

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Second General Resolution Fiscal 201, 1.50%, 4/2/19 (7)(10)	$3,000	$3,000
Total Short-Term Investments
(Cost $3,000)		3,000

Total Investments – 99.4%
(Cost $423,624)		440,872

Other Assets less Liabilities – 0.6%		2,597
NET ASSETS – 100.0%		$443,469

(1)	Maturity date represents the prerefunded date.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of these restricted illiquid securities amounted to approximately $7,472,000 or 1.7% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48	11/8/18	$1,993

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16-3/8/17	5,188

(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Security has converted to a fixed rate as of December 15, 1999, and will be going forward.
(6)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(7)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued MARCH 31, 2019

(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

EDA - Economic Development Authority

G.O. - General Obligation

Gtd. Guaranteed

HFDC - Health Facility Development Corporation

IDA - Industrial Development Authority

PFA - Public Finance Authority

PSF - Permanent School Fund

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AA	5.3%
A	23.0
BBB	45.1
BB	9.4
B	1.9
Not rated	13.7
Cash Equivalents	1.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.9%
Development	13.2
Education	7.6
General	8.7
Higher Education	6.7
Housing	6.9
Medical	18.5
Tobacco Settlement	8.3
Transportation	8.4
All other sectors less than 5%	12.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$430,886	$–	$430,886
Investment Companies	6,986	–	–	6,986
Short-Term Investments	–	3,000	–	3,000
Total Investments	$6,986	$433,886	$–	$440,872

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6%

Alabama – 1.0%

Black Belt Energy Gas District Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/21 (1)(2)(3)	$5,000	$5,204
4.00%, 7/1/22 (1)(2)(3)	5,000	5,299

Southeast Alabama State Gas Supply District Revenue Bonds, Series A, 4.00%, 6/1/24 (1)(2)(3)	15,000	16,130
		26,633

Alaska – 0.6%

Alaska State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/28	5,560	6,552

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	5,000	5,956

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,581
		18,089

Arizona – 3.2%

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	10,000	11,654

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, Prerefunded, 5.25%, 7/1/19 (4)	10,000	10,093

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	13,856

Chandler Excise TRB, 5.00%, 7/1/27	5,000	5,653

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011 & 2017, 5.00%, 7/1/35	1,775	2,111

Maricopa County IDA Revenue Bonds, Series B, Banner Health Obligation Group, 5.00%, 10/18/22 (1)(2)(3)	500	554

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Arizona – 3.2% – continued

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	$180	$192

Maricopa County Special Health Care District G.O. Unlimited Bonds, 4.00%, 7/1/38	2,500	2,665

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2015, 5.00%, 7/1/26	1,500	1,823

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/20	1,500	1,562

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/20 (4)	3,000	3,128

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/26	5,000	5,810

Phoenix G.O. Unlimited Refunding Bonds, 5.00%, 7/1/27	10,000	12,183

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	10,884
5.00%, 1/1/34	5,000	5,963
		88,131

California – 9.5%

Bay Area Toll Bridge Authority Revenue Bonds, 5.00%, 4/1/27	1,145	1,264

Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (4)	7,390	7,390

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, (Step to 5.00% on 8/1/23), 0.82%, 8/1/34 (5)	3,500	3,193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

California – 9.5% – continued

Cabrillo Community College District G.O. Unlimited CABS, Series B, Election of 2004 (NATL Insured), 0.00%, 8/1/39 (6)	$11,755	$4,430

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AM, 5.00%, 12/1/25	1,000	1,145

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Bonds, Unrefunded Balance, 6.00%, 4/1/38	12,935	12,945

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,050
5.00%, 8/1/28	5,000	6,177
5.00%, 8/1/33	5,000	5,919
6.25%, 11/1/34	5,000	5,140

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC-West Village, 5.00%, 5/15/36	6,130	7,090
5.00%, 5/15/37	3,440	3,959

California State Taxable G.O. Unlimited Bonds, 3.50%, 4/1/28	6,750	7,090

California State Taxable G.O. Unlimited Bonds, High-Speed Passenger Train, 2.19%, 4/1/20 (1)(2)(3)	5,000	4,986

California State Various Purpose Bid Group G.O. Unlimited Refunding Bonds, 5.00%, 8/1/30	15,000	18,625

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 4/1/33	19,000	22,614

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC, 5.00%, 5/15/29	1,250	1,450

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

California – 9.5% – continued

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, (Step to 6.63% on 8/1/26), 2.59%, 8/1/35 (5)	$11,850	$11,993

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	498

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	5,000	5,543

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	10,000	11,634
5.00%, 8/1/31	1,310	1,515

Los Angeles Department of Airports Airport Subordinate Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/15/29	4,085	5,115

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds, 5.00%, 5/15/36	3,000	3,696

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,023

Los Angeles Department of Airports Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/35	600	692

Los Angeles Department of Airports Subordinate Revenue Bonds, Series C (AMT), 5.00%, 5/15/35	10,000	11,812

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	2,500	2,832

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	58

Los Angeles TRANS, 4.00%, 6/27/19	10,000	10,059

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

California – 9.5% – continued

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 7/1/40	$5,000	$5,708

Marin Community College District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/40	5,000	5,381

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (1)(2)(3)	7,500	8,089

Orange County Local Transportation Authority Sales TRB, 5.00%, 2/15/39	2,000	2,430

Riverside Sewer Revenue Refunding Bonds, Series A, 5.00%, 8/1/37	3,260	3,948

Sacramento County Airport System Revenue Refunding Bonds, Series C (AMT), 5.00%, 7/1/35	6,000	7,121

San Diego Unified School District Convertible G.O. Unlimited Refunding CABS, Series R-2, (Step to 6.63% on 7/1/30), 0.78%, 7/1/40 (5)	5,000	4,397

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012, 5.00%, 7/1/41	6,415	7,546

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/35	3,500	4,215

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series B, 5.00%, 5/1/47	2,500	2,899

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,508

San Francisco City & County Public Utilities Commission Water Non-WSIP Revenue Bonds, Series B, 5.00%, 11/1/45	5,975	6,716

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

California – 9.5% – continued

San Jose Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Subseries B, 5.00%, 8/1/19	$2,000	$2,024

San Mateo County Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 9/1/45	3,000	3,585

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2018, 7/1/33 (7)	1,735	1,766

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	766

Simi Valley Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	1,000	1,269

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,205

University of California General Revenue Refunding Bonds, Series AZ, 5.00%, 5/15/48	2,000	2,360
		262,950

Colorado – 2.5%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,898

Arvada Sales & Use TRB, 5.00%, 12/1/31	3,000	3,720

Colorado Springs Utilities Revenue Bonds, Series A-4, 5.00%, 11/15/43	6,500	7,745

Colorado State COPS ,Series A, 4.00%, 12/15/36	10,000	10,779

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	1,000	1,151
5.00%, 12/1/47	2,900	3,321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Colorado – 2.5% – continued

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	$1,500	$1,716
5.25%, 11/15/29	1,740	1,985

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.00%, 12/1/43	3,000	3,480

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 12/1/43	5,000	5,914

Denver City & County Dedicated TRB, Series A-1, 5.00%, 8/1/48	2,750	3,153

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (4)	6,550	6,672

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	5,000	5,703

Denver City & County School District No.1 COPS, Series B, 5.25%, 12/1/40	5,000	5,302

El Paso County School District No. 2 Harrison G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/33	2,265	2,777

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded, 5.00%, 6/1/23 (4)	1,000	1,138
		70,454

Connecticut – 2.1%

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	5,381

Connecticut State G.O. Unlimited Bonds, Series E, 4.00%, 9/15/27	4,000	4,204

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Connecticut – 2.1% – continued

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-4, Yale University Issue, 2.00%, 2/8/22 (1)(2)(3)	$15,000	$15,166

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-2, Yale University, 2.00%, 7/1/26 (1)(2)(3)	5,000	4,996

Connecticut State Special Tax Obligation Revenue Bonds, Series B, 5.00%, 10/1/31	5,000	5,891
5.00%, 10/1/35	7,500	8,682

Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,778

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	8,000	9,272

University of Massachusetts Building Authority Revenue Refunding Bonds, Senior Series 2019-1, 5.00%, 5/1/28	2,000	2,502
		57,872

Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23	969	1,010

Delaware State Transportation Authority System Revenue Refunding Bonds, 5.00%, 7/1/26	1,500	1,825
		2,835

District of Columbia – 1.3%

District of Columbia G.O. Unlimited Bonds, 5.00%, 10/15/44	3,000	3,588

District of Columbia G.O. Unlimited Bonds, Series A, 4.00%, 10/15/39	10,000	10,942

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/39	5,000	5,651

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

District Of Columbia – 1.3% – continued

Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds (AMT), 5.00%, 10/1/30	$2,630	$3,138

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,144
5.00%, 10/1/26	2,000	2,155

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,363

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	3,000	3,524
		35,505

Florida – 3.7%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/37	1,500	1,738

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,087

Broward County Airport System Revenue Bonds, Series Q-1, 5.00%, 10/1/42	1,295	1,403

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,074
5.00%, 9/1/25	1,000	1,073

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,677

Broward County School District G.O. Unlimited Bonds, 5.00%, 7/1/35	6,180	7,459

Central Expressway Authority Revenue Bonds, Senior Lien, 5.00%, 7/1/43	3,250	3,791

Davie Educational Facilities Revenue Refunding Bonds, Nova SouthEastern University Project, 5.00%, 4/1/48	2,000	2,246

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Florida – 3.7% – continued

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, 5.00%, 7/1/27	$2,000	$2,429

Florida State Board of Education G.O. Unlimited Bonds, Series C, Capital Outlay of 2008, 5.00%, 6/1/22	827	832

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 3.00%, 7/1/30	5,000	5,093

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,683

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 4.50%, 7/1/43	5,000	5,327

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Prerefunded, 5.63%, 11/15/19 (4)	10	10

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Unrefunded Balance, 5.63%, 11/15/37	4,990	5,103

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,770

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/44	4,000	4,469

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	885

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,512

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Florida – 3.7% – continued

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	$650	$733

Miami-Dade County School Board COPS, Series A, 5.00%, 5/1/32	5,000	5,524

Miami-Dade County Transit Sales Surtax Revenue Bonds, 4.00%, 7/1/45	5,000	5,337

Miami-Dade County Water & Sewer Revenue Bonds, 4.00%, 10/1/48	3,000	3,188

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,162
5.25%, 10/1/22	2,500	2,815

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (4)	80	87

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,920	5,315

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	5,000	5,820

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,669
5.25%, 6/1/30	5,000	5,665
		103,976

Georgia – 2.1%

Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Transmission Co. Plant, 2.50%, 5/3/21 (1)(2)(3)	2,500	2,528

Georgia State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/31	10,965	13,633
4.00%, 7/1/36	5,000	5,503

Georgia State G.O. Unlimited Refunding Bonds, Series E, 5.00%, 12/1/28	2,000	2,450

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Georgia – 2.1% – continued

Georgia State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 7/1/26	$1,500	$1,836
5.00%, 1/1/28	5,745	7,071

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/40	5,000	6,049

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/23 (1)(2)(3)	2,500	2,691

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23 (1)(2)(3)	5,000	5,392

Main Street Natural Gas, Inc. Gas Supply Variable Revenue Bonds, Subseries D, (Floating, ICE LIBOR USD 1M + 0.83%), 2.51%, 12/1/23 (1)(3)	10,000	9,944

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	2,500	2,659
		59,756

Hawaii – 1.4%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,042

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/28	1,025	1,256
5.00%, 7/1/30	1,250	1,508
5.00%, 7/1/43	5,000	5,771

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	11,637

Honolulu City & County Variable G.O. Unlimited Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.31%), 1.81%, 9/1/20 (1)(3)	5,000	4,998

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	13,925
		40,137

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Illinois – 2.6%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	$2,500	$2,750

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,249

Chicago O’Hare International Airport General Revenue Bonds, Series B, Senior Lien, 4.00%, 1/1/44	7,500	7,811

Chicago O’Hare International Airport General Revenue Bonds, Series C (AMT), Senior Lien, 5.25%, 1/1/27	500	557

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B (AMT), Senior Lien, 5.00%, 1/1/25	5,000	5,419

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,764

Cook County Sales Tax Revenue Refunding Bonds, 5.00%, 11/15/33	5,000	5,804
5.25%, 11/15/35	5,000	5,861

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,577

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 4.25%, 1/1/44	5,000	5,176

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/35	1,500	1,687

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,455	1,605

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,467

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Illinois – 2.6% – continued

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	$2,500	$2,815

Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series A, 5.00%, 2/1/29	2,000	2,097

Regional Transportation Authority Revenue Bonds, Series B, 5.00%, 6/1/35	2,000	2,333

University of Illinois Auxiliary Facilities System Revenue Refunding Bonds, Series A (AGM Insured), 4.00%, 4/1/36	4,520	4,834

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	3,000	3,201

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,793
		72,800

Indiana – 1.4%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,227
5.25%, 10/1/38	2,980	3,214
4.25%, 10/1/44	10,000	10,524

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	4,000	4,474

Indiana State Finance Authority Revenue Bonds, Series A, Green Bonds, 5.00%, 2/1/37	5,000	6,073

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds, 4.00%, 11/15/46	2,500	2,605

Indiana State University Revenue Bonds, Series S, Student Fee, 4.00%, 10/1/36	1,000	1,080

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Indiana – 1.4% – continued
4.00%, 10/1/37	$1,855	$1,988

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	970	1,010
5.50%, 1/10/24	1,135	1,282
		38,477

Kentucky – 2.5%

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,283

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	7,000	8,167

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, 4.00%, 6/1/25 (1)(2)(3)	20,000	21,660

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25 (1)(2)(3)	20,000	21,732

Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series E-1, 2.25%, 3/1/20	3,000	3,005

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	3,000	3,225

University of Kentucky General Receipt Revenue Bonds, Series A (State Intercept Program), 4.00%, 10/1/29	5,000	5,536
		68,608

Louisiana – 0.7%

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,925	3,242

Louisiana State G.O. Unlimited Bonds, Series A, 4.00%, 5/15/32	6,500	6,849

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Louisiana – 0.7% – continued

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/24	$2,825	$3,198

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,146
		19,435

Maryland – 2.4%

Anne Arundel County G.O. Limited Bonds, 5.00%, 10/1/38	1,000	1,173

Baltimore County G.O. Unlimited BANS, 4.00%, 3/19/20	6,000	6,139

Baltimore County Metropolitan District 81st Issue G.O. Unlimited Bonds, 4.00%, 3/1/39	2,500	2,745

Howard County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 2/15/30	2,500	3,098

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2, 5.00%, 8/1/30	10,000	12,465

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue, 5.00%, 10/1/27	10,000	12,227

Maryland State G.O. Unlimited Bonds, First Series, 4.00%, 6/1/25	1,500	1,668

Maryland State G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/22	855	951

Maryland State G.O. Unlimited Bonds, Series A, 2.75%, 8/1/25	3,350	3,486
5.00%, 8/1/29	6,620	8,150

Maryland State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/20	3,750	3,921

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 7/1/19 (4)	2,000	2,012

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Maryland – 2.4% – continued

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	$1,000	$1,172

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	585

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/37	5,000	5,848
		65,640

Massachusetts – 2.7%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/36	1,000	1,235

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 4/15/28	2,250	2,712

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29 (6)	3,000	2,310

Massachusetts State Consolidate Loan G.O. Limited Bonds, Series A, 5.00%, 4/1/37	4,000	4,708

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.00%, 9/1/37	5,000	5,992

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Harvard University, Prerefunded, 5.00%, 10/15/20 (4)	2,585	2,723

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/29	2,625	3,196

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/27	3,600	4,417

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 7/1/29 (7)	500	604

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Massachusetts – 2.7% – continued

Massachusetts State G.O. Limited Bonds, Series E, 3.00%, 12/1/27	$2,500	$2,517

Massachusetts State G.O. Limited Refunding Bonds, Series B, 7/1/38 (7)	5,000	5,995

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Mass Institute Technology, 5.50%, 7/1/32	2,500	3,425

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, Prerefunded, 5.25%, 7/1/19 (4)	5,000	5,046

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University, 6.25%, 4/1/20	1,000	1,048

Massachusetts State School Building Authority Sales TRB, Series B, Senior Lien, 5.00%, 11/15/39	5,000	5,846

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/21	500	542

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds, 5.00%, 6/1/48	5,150	6,044

Massachusetts State Water Resources Authority General Revenue Bonds, Series B, 5.00%, 8/1/43	5,000	5,905

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, 5.00%, 8/1/26	5,000	5,220

Massachusetts State Water Resources Authority Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 7/15/19	130	132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Massachusetts – 2.7% – continued

University of Massachusetts Building Authority Project Revenue Bonds, Senior-Series 1, 4.00%, 11/1/43	$5,000	$5,169
		74,786

Michigan – 2.5%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,842

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured), 5.00%, 5/1/27	400	476

Michigan Finance Authority State Aid Revenue Notes, Series A-1 (State Aid Withholding), 4.00%, 8/20/19	20,000	20,178

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/29	5,000	5,630

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	10,781

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/25	3,970	4,428

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, 5.00%, 12/1/37	5,000	5,829
5.00%, 12/1/47	1,000	1,084

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	346

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, William Beaumont Hospital Credit Group, 5.00%, 9/1/39	3,000	3,288

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Michigan – 2.5% – continued

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	$3,400	$3,925

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	11,291
		69,098

Minnesota – 0.5%

Hennepin County G.O. Unlimited Bonds, Series A, 5.00%, 12/1/25	3,515	3,935

Hennepin County G.O. Unlimited Bonds, Series C, 5.00%, 12/1/28	3,320	4,063

Minneapolis-Saint Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,506

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/38	1,500	1,819

Minnesota State G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 10/1/20	75	79

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,151

Minnesota State Various Purpose G.O. Unlimited Bonds, Prerefunded, 5.00%, 8/1/22 (4)	245	272

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/26	1,000	1,164
		14,989

Mississippi – 0.1%

Mississippi State Development Bank Rankin County School District Project Special Obligation Revenue Bonds, 4.00%, 6/1/43	2,000	2,096

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Missouri – 0.6%

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	$3,750	$3,962

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	1,480	1,765

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Escrowed to Maturity, 5.00%, 7/1/23	125	142

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Prerefunded, 5.00%, 1/1/20 (4)	5	5

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 1/1/22	5,055	5,185

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, Mercy Health, 5.00%, 6/1/30	2,500	3,066

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27 (6)	2,100	1,708
		15,833

Nebraska – 0.7%

Lancaster County School District No.1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	4,461
5.00%, 1/15/28	5,205	6,149

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	5,000	5,338

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Nebraska – 0.7% – continued

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded, 5.00%, 2/1/22 (4)	$3,000	$3,286
		19,234

Nevada – 0.8%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/34	2,500	2,653

Clark County School District Building G.O. Limited Bonds, Series A, 5.00%, 6/15/30	5,435	6,536

Clark County School District Building G.O. Limited Bonds, Series B (AGM-CR Insured), 5.00%, 6/15/31	5,000	6,026

Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/1/43	5,000	5,784
		20,999

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (4)	5,000	5,031

New Jersey – 0.4%

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/27	3,290	3,495

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	2,500	2,787
5.00%, 6/15/46	2,500	2,717

Parsippany-Troy Hills Township G.O. Unlimited Bonds, Series ABCD, 3.00%, 9/15/27	1,665	1,746
		10,745

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New Mexico – 0.1%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	$2,770	$2,970

New York – 13.7%

Long Island Power Authority Electric System Revenue Bonds, Series A, Prerefunded, 6.25%, 4/1/19 (4)	5,000	5,000

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	15,000	16,391

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, Prerefunded, 5.00%, 11/15/19 (4)	5,000	5,110

Metropolitan Transportation Authority Revenue BANS, Series B-1A, 5.00%, 5/15/20	2,000	2,071

Metropolitan Transportation Authority Revenue Bonds, Climate Bond Certified, Green Bonds, 5.00%, 11/15/24 (1)(2)(3)	20,000	22,968

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20 (4)	5,000	5,307

Metropolitan Transportation Authority Revenue Refunding Bonds, Series C-1, Green Bonds, 5.00%, 11/15/29	2,500	3,017

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.25%, 11/15/28	5,000	5,930

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project, 5.00%, 7/1/26	2,500	3,064

New York City Housing Development Corp. MFH Revenue Bonds, Series B1B, 3.88%, 11/1/28	4,060	4,253

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New York – 13.7% – continued

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood (FNMA Insured), 2.95%, 2/1/26 (1)(2)(3)	$4,000	$4,115

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series GG-1, Second General Resolution, 5.00%, 6/15/39	5,000	5,032

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014, 5.00%, 6/15/46	5,000	5,524

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2, 5.00%, 6/15/40	10,000	11,796

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/29	3,500	4,169
5.25%, 6/15/36	2,500	3,022

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	4,765	5,562
5.00%, 6/15/39	8,000	9,153

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,528

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	10,772

New York City Transitional Finance Authority Building Aid Revenue Refunding Bonds, Series S-3 Subseries S-3A (State Aid Withholding), 5.00%, 7/15/36	5,000	6,006

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New York – 13.7% – continued
5.00%, 7/15/37	$10,000	$11,929

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Prerefunded, 5.00%, 11/1/19 (4)	5	5

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,506

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,087

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	5,000	5,945

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,124

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Unrefunded Balance, 5.00%, 11/1/21	4,995	5,096
5.00%, 2/1/30	5,000	5,424

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	5,919

New York G.O. Limited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	10,000	11,940

New York G.O. Unlimited Bonds, Series 1, 5.00%, 8/1/20	750	784

New York G.O. Unlimited Bonds, Series B-1, 5.25%, 10/1/30	5,000	6,191

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/35	2,190	2,655

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New York – 13.7% – continued

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	$3,000	$3,682
5.00%, 3/1/37	3,700	4,404
4.00%, 3/1/41	5,000	5,388
4.00%, 3/1/42	7,500	8,067

New York G.O. Unlimited Bonds, Series H, 5.00%, 8/1/30	5,000	5,626

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/36	1,150	1,376
5.00%, 4/1/43	2,000	2,348

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/21	10,000	10,787
5.00%, 8/1/28	1,045	1,262

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (4)	4,660	4,748

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	340	346

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 4.00%, 7/1/35	5,000	5,541
5.00%, 7/1/36	2,500	3,029

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, School Districts Financing Program (AGM State Aid Withholding), 5.00%, 10/1/22	1,585	1,770

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	9,277

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New York – 13.7% – continued

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Bidding Group 4, 5.00%, 3/15/48	$2,500	$2,951

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 2, 5.00%, 3/15/29	3,000	3,789

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 3, 5.00%, 3/15/42	5,000	5,942

New York State Dormitory Authority Sales TRB, 5.00%, 3/15/28	1,910	2,326

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	11,259

New York State Dormitory Authority Sales TRB, Series A, Group C, 5.00%, 3/15/44	3,755	4,356

New York State Dormitory Authority State Personal Income Tax General Purpose Refunding Revenue Bonds, Series A, 5.00%, 2/15/21	1,500	1,596

New York State Dormitory Authority State Personal Income TRB, Series A, 5.00%, 2/15/43	2,000	2,303

New York State Environmental Facilities Corp. State Clean & Drinking Water Revenue Refunding Bonds, Series A, 5.00%, 6/15/21	1,500	1,616

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/19	275	277
5.00%, 6/15/36	5,000	5,332

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured), 5.00%, 4/1/21	7,425	7,677

New York State Urban Development Corp. General Purpose Personal Income TRB, 5.00%, 3/15/37	5,000	6,014

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

New York – 13.7% – continued
5.00%, 3/15/40	$2,500	$2,976

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	1,500	1,653

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/25	1,550	1,748

New York State Urban Development Corp. Taxable General Personal Income TRB, 3.90%, 3/15/33	5,000	5,203

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,307

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,462
5.00%, 9/15/29	5,000	6,106

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/22	1,000	1,125
5.00%, 10/15/27	10,000	11,722
5.00%, 10/15/28	5,000	5,847
4.00%, 10/15/32	1,000	1,104

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, Prerefunded, 5.00%, 5/15/25 (4)	1,330	1,594

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,904

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/41	5,000	5,942

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	1,000	1,126
		379,308

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

North Carolina – 3.3%

Charlotte COPS, Series B, 3.00%, 6/1/22	$20,330	$20,354

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	3,971

Charlotte Water and Sewer System Revenue Refunding Bonds, 4.00%, 7/1/36	6,790	7,282
5.00%, 7/1/36	5,475	6,684

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding, Series A, Atrium Health, 5.00%, 1/15/35	5,000	5,940

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	5,000	5,057

North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Bonds, Wake Forest University, 4.00%, 1/1/48	10,000	10,638
5.00%, 1/1/48	4,000	4,692

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 5/1/20 (4)	5,000	5,186

North Carolina State Public Improvement G.O. Unlimited Connect NC Bonds, Series A, 5.00%, 6/1/29	5,000	6,283

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.35%), 2.03%, 12/1/21 (1)(3)	15,000	15,009
		91,096

Ohio – 0.9%

Franklin County Hospital Facilities Ohio Health Corp. Revenue Bonds, Series A, 4.00%, 5/15/47	5,000	5,241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Ohio – 0.9% – continued

Miami County Hospital Facilities Improvement Revenue Refunding Bonds, Kettering Health Network, 5.00%, 8/1/35	$1,200	$1,401

Ohio State Higher Education G.O. Unlimited Infrastructure Improvement Bonds, Series A, 4.00%, 2/1/32	2,500	2,637

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project, 5.00%, 11/1/38	1,000	1,198
5.00%, 11/1/39	1,365	1,627

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A, 5.00%, 2/15/28	2,000	2,441

Ohio State University Revenue Bonds, Series A, 5.00%, 12/1/39	5,000	5,686

Ohio State Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series A, 5.00%, 12/1/29	4,500	5,513
		25,744

Oklahoma – 0.6%

Grand River Dam Authority Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	8,000	9,569

Tulsa Public Facilities Authority Revenue Bonds, 3.00%, 6/1/27	5,000	5,205
3.00%, 6/1/29	3,000	3,087
		17,861

Oregon – 0.6%

Clackamas Community College District G.O. Unlimited Bonds, Series B, 5.00%, 6/15/36	1,600	1,895

Metropolitan Dedicated TRB, Oregon Convention Center Hotel, 5.00%, 6/15/42	2,065	2,386

Multnomah County G.O. Limited Bonds, 5.00%, 6/1/28	2,650	3,279

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Oregon – 0.6% – continued

Multnomah County School District No. 7 Reynolds G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/26	$2,225	$2,642

Oregon State Board Education G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/20 (4)	40	42

Oregon State Board Education G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	4,440	4,639

Washington County G.O. Limited Bonds, 5.00%, 3/1/25	1,500	1,781
		16,664

Pennsylvania – 2.2%

Allegheny County G.O. Unlimited Bonds, Series C-77, 5.00%, 11/1/43	5,235	6,128

Allegheny County Sanitary Authority Revenue Refunding Bonds, 5.00%, 12/1/24	2,500	2,917

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/25	1,000	1,163
5.00%, 6/1/26	1,500	1,773
5.00%, 6/1/27	3,000	3,592
5.00%, 6/1/31	2,000	2,357

Montgomery County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/22	915	1,006

Neshaminy School District G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/34	5,000	5,625

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	5,000	5,278
4.00%, 6/1/30	5,555	5,847

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Pennsylvania – 2.2% – continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/37	$5,000	$5,858

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	5,000	5,587

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2, 5.00%, 12/1/37	11,635	13,780
		60,911

Rhode Island – 0.4%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	2,916

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,077

Rhode Island State Clean Water Finance Agency Pollution Control Subordinated Revenue Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,027

Rhode Island State Health & Educational Building Corp. Higher Education Facilities Revenue Refunding Bonds, Series A, Brown University, 5.00%, 9/1/29	3,525	4,367
		11,387

South Carolina – 0.5%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), Prerefunded, 5.00%, 11/1/21 (4)	2,500	2,721

Patriots Energy Group Financing Agency Revenue Bonds, Series A, 4.00%, 2/1/24 (1)(2)(3)	5,000	5,404

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

South Carolina – 0.5% – continued

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC, CR MBIA Insured), 5.38%, 1/1/25	$4,870	$5,767

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	587
		14,479

Tennessee – 1.1%

Knox County G.O. Unlimited Bonds, 4.00%, 6/1/28	1,000	1,120

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 10/1/38 (7)	1,000	1,157

Metropolitan Government Nashville & Davidson County Improvement G.O. Unlimited Bonds, 5.00%, 7/1/29	5,000	6,252

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/32	1,000	1,228

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	4,600	4,790

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24 (1)(2)(3)	7,400	8,427

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series A, Gas Project, 4.00%, 5/1/23 (1)(2)(3)	3,500	3,702

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program, 4.05%, 7/1/20	445	454
4.13%, 7/1/21	1,520	1,542

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Tennessee – 1.1% – continued

Williamson County District School G.O. Unlimited Bonds, 5.00%, 4/1/25	$1,000	$1,191
		29,863

Texas – 9.3%

Bexar County Hospital District G.O. Limited Refunding Bonds, 5.00%, 2/15/38	2,500	2,943

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	109

Central Regional Mobility Authority Revenue Bonds, Senior Lien, 5.00%, 1/1/43	1,930	2,189

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	1,000	1,111

Dallas Area Rapid Transit Sales Tax Revenue Bonds, 12/1/32 (7)	10,000	12,533

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/26	1,000	1,172

Frisco Improvement G.O. Limited Refunding Bonds, 5.00%, 2/15/28	5,755	6,894

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Herman Health System, 5.00%, 12/1/30	3,500	3,975

Harris County Flood Control District Contract Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/20 (4)	10,000	10,521

Hays Consolidated Independent School District School Building G.O. Unlimited Bonds, Series B (PSF-Gtd.), 2.70%, 8/15/23 (1)(2)(3)	10,000	10,246

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/36	3,000	3,519

Killeen Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/37	5,000	5,969

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Texas – 9.3% – continued

Klein Independent School District G.O. Unlimited Refunding Bonds, Series A, Schoolhouse (PSF-Gtd.), 5.00%, 8/1/24	$3,000	$3,502

Lamar Consolidated Independent Schoolhouse District Variable G.O. Unlimited Bonds, Series A (PSF-Gtd.), 1.95%, 8/17/20 (1)(2)(3)	1,000	1,004

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series (AGM Insured), Escrowed to Maturity, 4.75%, 1/1/28	5,430	6,206

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19 (4)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19 (4)	80	80

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19 (4)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, 5.50%, 5/15/19 (4)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.50%, 5/15/33	1,905	1,913

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/25	1,800	2,009
5.00%, 1/1/35	3,000	3,827
5.00%, 1/1/38	3,000	3,531
5.00%, 1/1/39	5,000	5,869

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21 (1)(2)(3)	1,500	1,503

San Antonio Water Variable Revenue Bonds, Series A, Junior Lien, 2.63%, 5/1/24 (1)(2)(3)	5,000	5,163

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Texas – 9.3% – continued

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded, 5.00%, 5/15/23 (4)	$5,000	$5,675

Texas State A&M University Financing System Taxable Revenue Refunding Bonds, Series B, 3.25%, 5/15/19	2,750	2,752

Texas State G.O. Limited Refunding Bonds, Series A, 5.00%, 8/1/27	2,000	2,373

Texas State TRANS, 4.00%, 8/29/19	100,000	100,987

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	70	80

Texas State Transportation Commission Mobility Fund Refunding G.O. Unlimited Bonds, 5.00%, 10/1/34	1,500	1,698

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, 5.00%, 10/1/28	4,000	4,856

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 4/15/31	10,000	12,386
4.00%, 10/15/43	10,000	10,804
5.00%, 10/15/43	15,000	17,679

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.00%, 7/1/25	2,000	2,330

University of Texas Revenue Refunding Bonds, Series I, 5.00%, 8/15/22	750	834
		258,257

Utah – 0.3%

Park City Sales TRB, 4.00%, 12/15/32	2,300	2,601

Provo G.O. Unlimited Refunding Bonds, 5.00%, 1/1/26	1,000	1,207

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Utah – 0.3% – continued

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/26	$1,500	$1,785

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 6/15/38	2,000	2,294
		7,887

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,586

Virginia – 2.4%

Arlington County G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/15/26	1,500	1,841

Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 4.00%, 5/15/48	2,000	2,125

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 10/1/37	3,430	4,228

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	4,016

Henrico Water & Sewer System Revenue Bonds, 4.00%, 5/1/46	10,000	10,753

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,481

Norfolk Capital Improvement G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/46	4,685	5,557

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	1,500	1,675

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, 5.00%, 7/1/28	5,000	5,934

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Virginia – 2.4% – continued

Virginia Beach G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/25	$1,335	$1,591

Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/19	1,000	1,006

Virginia State Public Building Authority Revenue Bonds, Series A, Public Facilities, 8/1/32 (7)	3,500	4,383
8/1/36 (7)	11,680	12,968

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds (State Aid Withholding), 5.00%, 3/1/30	5,365	6,667

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.50%, 10/1/22	1,000	1,136
		65,361

Washington – 2.2%

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/36	6,000	7,214

King County School District No. 401 Highline G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/30	10,000	11,973

Seattle Municipal Light and Power Improvement Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 5.00%, 2/1/21 (4)	1,670	1,776

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 4.00%, 7/1/28	5,000	5,332

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,125

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 83.6% – continued

Washington – 2.2% – continued

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	$3,000	$3,357

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series 201, 5.00%, 7/1/24	2,925	3,143

Washington State Various Purpose G.O. Unlimited Bonds, Series 2010E, Prerefunded, 4.00%, 2/1/20 (4)	1,395	1,424
5.00%, 2/1/20 (4)	10,000	10,290

Washington State Various Purpose G.O. Unlimited Bonds, Series C, 5.00%, 2/1/35	10,285	12,561

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 2.75%, 2/1/27	1,160	1,179
		62,374

Wisconsin – 0.3%

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	794

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 5.00%, 4/1/36	3,875	4,586

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 4.00%, 11/15/36	3,000	3,185
		8,565
Total Municipal Bonds
(Cost $2,259,568)		2,318,422

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 12.9%

Northern Institutional Funds – Municipal Portfolio (Shares), 1.32% (8)(9)	125,000,000	$125,000

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (8)(9)	232,992,606	232,993
Total Investment Companies
(Cost $357,993)		357,993

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.3%

California State Educational Facilities Authority Variable Revenue Bonds, Series B, California Institute of Technology, 1.29%, 4/9/19 (1)(3)(10)	$650	$650

Cobb County School District Short Term Construction G.O. Limited Notes, 3.00%, 12/18/19	5,000	5,051

Colorado State Educational Loan Program TRANS, Series B, 3.00%, 6/27/19	10,000	10,034

Colorado State General Fund Revenue TRANS, 4.00%, 6/26/19	5,000	5,029

Greenville County School District G.O. Limited Notes, Series C (SCSDE Insured), 5.00%, 6/1/19	25,000	25,135

Idaho State G.O. Unlimited TANS, 4.00%, 6/28/19	50,000	50,292

Metropolitan Transportation Authority Revenue Bonds, Series B-4, 5.00%, 11/15/19 (1)(2)(3)	1,175	1,198

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.3% – continued

Pasadena Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF-Gtd.), 3.00%, 8/15/19 (1)(2)(3)	$15,000	$15,077

Pflugerville Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF-Gtd.), 2.00%, 8/15/19 (1)(2)(3)	6,500	6,510
Total Short-Term Investments
(Cost $118,923)		118,976

Total Investments – 100.8%
(Cost $2,736,484)		2,795,391

Liabilities less Other Assets – (0.8%)		(21,310)
NET ASSETS – 100.0%		$2,774,081

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Step coupon bond. Rate as of March 31, 2019 is disclosed.
(6)	Zero coupon bond.
(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.
(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LIBOR - London Interbank Offered Rate

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PSF - Permanent School Fund

Q-SBLF - Qualified School Band Loan Fund

SCSDE - South Carolina State Department of Education

SIFMA - Securities Industry and Financial Markets Association

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

WSIP - Water System Improvement Program

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued MARCH 31, 2019

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	14.6%
AA	48.1
A	14.9
A1+ (Short Term)	6.7
A1 (Short Term)	1.3
BBB	1.1
Not Rated	0.5
Cash Equivalents	12.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	5.3%
General	21.2
General Obligation	21.0
Higher Education	5.7
School District	7.2
Short-Term Investments	12.8
Transportation	6.6
Water	8.7
All other sectors less than 5%	11.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$2,318,422	$–	$2,318,422
Investment Companies	357,993	–	–	357,993
Short-Term Investments	–	118,976	–	118,976
Total Investments	$357,993	$2,437,398	$–	$2,795,391

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3%

Arizona – 1.0%

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/22	$1,000	$1,109

Maricopa County Elementary School District No. 38 Madison Elementary G.O. Unlimited Bonds, Series C, School Improvement Project of 2014, 5.00%, 7/1/26	1,500	1,824

Maricopa County Special Health Care District G.O. Unlimited Bonds, Maricopa Integrated Health System, 5.00%, 7/1/25	5,000	5,947

Scottsdale G.O. Limited Refunding Bonds, 3.00%, 7/1/22	450	471
		9,351

California – 5.1%

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, 2.25%, 4/1/22 (1)(2)(3)	10,000	10,116
2.63%, 4/1/26 (1)(2)(3)	5,000	5,229

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Escrowed to Maturity, 5.00%, 12/1/21	90	99

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	3,250	3,964

California State Municipal Finance Authority Insured Revenue Bonds, NCROC-Paradise Valley TEMPS 50 (California Mortgage Insured), 2.00%, 7/1/24	1,200	1,203

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/23	1,000	1,115
5.00%, 5/15/24	1,000	1,136

California State Various Purpose G.O. Unlimited Bonds, Bid Group A, 5.00%, 10/1/23	5,745	6,596
5.00%, 10/1/24	5,200	6,111

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

California – 5.1% – continued

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 10/1/25	$4,000	$4,802
5.00%, 4/1/33	5,000	5,680

San Juan Unified School District G.O. Unlimited Bonds, Series N, Election of 2012, 4.00%, 8/1/28	1,150	1,329

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2018, 7/1/30 (4)	2,000	2,079
		49,459

Colorado – 4.0%

Adams & Arapahoe Counties Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/1/24	1,000	1,118

Adams 12 Five Star Schools G.O. Unlimited Bonds (State Aid Withholding), 5.50%, 12/15/22	3,000	3,421

Adams 12 Five Star Schools G.O. Unlimited Refunding Bonds, Series B (State Intercept Program), 5.00%, 12/15/19	1,625	1,664

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/26	4,750	5,830

Boulder Larimer & Weld Counties Saint Vrain Valley School District No. RE-1 G.O Unlimited Refunding Bonds (State Aid Withholding), 4.00%, 12/15/24	2,025	2,148

Colorado Springs Utilities Revenue Refunding, Series A-1, 5.00%, 11/15/23	2,300	2,646

Colorado State COPS ,Series A, 5.00%, 12/15/22	3,800	4,253

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel, 5.00%, 11/20/25 (1)(2)(3)	3,000	3,556

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Colorado – 4.0% – continued

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (5)	$5,000	$5,093

Douglas County School District No. Re-1 Douglas & Elbert Counties G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/26	5,000	6,153

Larimer County School District No. R-1 Poudre G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/23	2,500	2,880
		38,762

Connecticut – 4.1%

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 5.00%, 10/15/20	8,000	8,400

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 4/15/25	8,250	9,573

Connecticut State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 9/15/23	2,000	2,257

Connecticut State G.O. Unlimited Refunding Bonds, Series G, 5.00%, 11/1/20	3,500	3,680

Connecticut State G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/15/20	2,500	2,631

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-1, Yale University Issue, 2.00%, 2/8/22 (1)(2)(3)	8,950	9,039

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-2, Yale University, 5.00%, 7/1/20 (1)(2)(3)	3,915	4,078
		39,658

District of Columbia – 1.0%

District of Columbia Income Tax Secured Revenue Bonds, Series A, 5.00%, 12/1/25	1,150	1,176
5.00%, 12/1/28	6,800	7,062

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

District Of Columbia – 1.0% – continued

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/25	$1,000	$1,192
		9,430

Florida – 2.0%

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, 5.00%, 7/1/20	675	703
5.00%, 7/1/24	1,705	1,961

Florida State Board of Education G.O. Unlimited Bonds, Series E, Capital Outlay of 2008, 5.00%, 6/1/24	5,260	5,473

Florida State Board of Education G.O. Unlimited Bonds, Series H, Capital Outlay of 2007, 5.00%, 6/1/24	4,845	5,041

Florida State Board of Public Education Capital Outlay G.O. Unlimited Bonds, Series A, 5.00%, 6/1/27	2,000	2,378

JEA Electric System Revenue Refunding Bonds, Series A-Three, 5.00%, 10/1/19	1,275	1,295

Orange County Housing Finance Authority Housing Revenue Bonds, Series A, Willow Key Apartments, 1.90%, 4/1/21 (1)(2)(3)	1,300	1,301

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,084
		19,236

Georgia – 1.8%

Atlanta & Fulton County Recreation Authority Revenue Refunding & Park Improvement Bonds, Series A, 5.00%, 12/1/19	380	389

Atlanta Water & Wastewater Revenue Refunding Bonds, Series C, 5.00%, 11/1/25	1,000	1,205

Georgia State G.O. Unlimited Bonds, Series A, Tranche 1, 5.00%, 7/1/20	1,000	1,043

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Georgia – 1.8% – continued

Georgia State G.O. Unlimited Refunding Bonds, Series C-1, 4.00%, 1/1/25	$1,955	$2,206

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/20	1,895	1,982

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	5,331

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23 (1)(2)(3)	3,400	3,667

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, 4.00%, 7/1/24	1,640	1,834
		17,657

Hawaii – 1.2%

Hawaii State G.O. Unlimited Bonds, Series FW, 5.00%, 1/1/27	5,000	6,154

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,000	5,435
		11,589

Illinois – 2.7%

Champaign Coles Et al. Counties Community College District No. 505 G.O. Unlimited Refunding Bonds, Series B, Parkland College, 5.00%, 12/1/24	1,315	1,526

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	1,150	1,267

Cook County Community Consolidated School District No. 21 Wheeling School Building G.O. Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/1/25	2,345	2,759
5.00%, 12/1/27	2,600	3,146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Illinois – 2.7% – continued

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20 (5)	$500	$528

Illinois State Finance Authority Clean Water Initiative Revenue Bonds, 5.00%, 7/1/19	5,440	5,486

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	4,500	4,601

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/21	6,260	6,617
		25,930

Indiana – 0.7%

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,809

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	1,490	1,579

Rockport PCR Revenue Refunding Bonds, Series A, Indiana Michigan Power Co. Project, 3.05%, 6/1/25	3,000	3,065
		6,453

Kansas – 0.1%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/21	835	903

Kentucky – 1.2%

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, 4.00%, 6/1/20	650	663
4.00%, 12/1/20	1,070	1,102

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25 (1)(2)(3)	5,000	5,433

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Kentucky – 1.2% – continued

Kentucky State Rural Water Finance Corp. Public Project Construction Revenue Notes, Series E-1, 2.25%, 3/1/20	$4,000	$4,007
		11,205

Louisiana – 1.5%

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1, 4.00%, 5/1/29	6,810	7,223

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured), 5.00%, 10/1/25	2,495	2,939

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Delta Campus Facilities Corp. Project (BAM Insured), 5.00%, 10/1/25	2,525	2,970

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project (BAM Insured), 5.00%, 10/1/25	1,150	1,354
		14,486

Maryland – 4.4%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	5,000	5,057

Baltimore Wastewater Project Revenue Bonds, Series C, 5.00%, 7/1/21	1,330	1,431

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,042

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 4.00%, 8/1/20	235	242

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Maryland – 4.4% – continued

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Unrefunded Balance, 4.00%, 8/1/20	$4,985	$5,149

Maryland State & Local Facilities G.O. Unlimited Bonds, Loan of 2013-1, 4.00%, 3/1/26	4,700	4,903

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 2/1/20	5,000	5,144

Maryland State G.O. Unlimited Bonds, First Series, 5.00%, 6/1/26	5,000	5,808

Maryland State G.O. Unlimited Bonds, Second Series A, Local Facilities Loan, 5.00%, 8/1/20	2,860	2,991

Maryland State G.O. Unlimited Bonds, Second Series B, State & Local Facilities Loan, 2.50%, 8/1/24	4,075	4,119

Maryland State G.O. Unlimited Refunding Bonds, Series 2-C, 5.00%, 8/1/21	1,450	1,566

Maryland State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/24	730	855

Prince George’s County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/25	1,975	2,365

Washington Suburban Sanitary District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/25	1,500	1,792
		42,464

Massachusetts – 2.8%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/25	1,500	1,793

Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/1/23 (1)(2)(3)	10,000	11,166

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Massachusetts – 2.8% – continued

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, 5.00%, 8/15/25	$10,000	$11,110

MWRA Revenue Bonds, Series J (AGM Insured), Escrowed to Maturity, 5.50%, 8/1/20	80	84

University of Massachusetts Building Authority Revenue Bonds, 5.00%, 5/1/26	2,150	2,601
		26,754

Michigan – 3.6%

Ann Arbor Capital Improvement G.O Limited Refunding Bonds, 2.25%, 5/1/20	1,565	1,577

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	829

Grand Valley State University Revenue Bonds, 5.00%, 12/1/24	750	874

Michigan Finance Authority State Aid Revenue Notes, Series A-1 (State Aid Withholding), 4.00%, 8/20/19	12,550	12,662

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health, 5.00%, 2/1/25 (1)(2)(3)	3,000	3,484

Michigan State Finance Authority Clean Water State Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	2,949

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 7/1/24 (1)(2)(3)	5,000	5,514

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	1,635	1,663

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	325	326

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Michigan – 3.6% – continued

University of Michigan Revenue Refunding Bonds, Series A, 5.00%, 4/1/26	$2,400	$2,917

Utica Community Schools Building & Site G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	1,340	1,344

Western Michigan University General Revenue Refunding Bonds, 5.00%, 11/15/19	850	867
		35,006

Minnesota – 2.5%

Edina Independent School District No. 273 G.O. Unlimited Refunding Bonds, Series B, School Building (School District Credit Program), 5.00%, 2/1/20	1,960	2,017

Hennepin County Sales Tax Revenue Refunding Bonds, Series A, First Lien, Ballpark Project, 5.00%, 12/15/26	1,500	1,725

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/25	3,830	4,592
5.00%, 10/1/25	1,855	2,232

Minnesota State G.O. Unlimited Refunding Bonds, Series E, State Trunk Highway, 5.00%, 8/1/23	3,040	3,177

Minnesota State Rural Water Finance Authority Revenue Notes, Public Projects Construction, 2.00%, 8/1/20	4,000	4,006

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	2,030	2,203

Northfield Independent School District No. 659 School Building G.O Unlimited Bonds, Series A (School District Credit Program), 5.00%, 2/1/26	1,940	2,346

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Minnesota – 2.5% – continued

Park Rapids Independent School District No. 309 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/20	$1,410	$1,451

		23,749

Missouri – 1.0%

Columbia School District G.O. Unlimited Refunding Bonds, 5.00%, 3/1/26	2,825	3,338

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A, 5.00%, 11/1/26	2,320	2,713

Jackson County Consolidated School District No. 2 Raytown G.O. Unlimited Refunding Bonds, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 5.00%, 3/1/25	1,000	1,178

Springfield School District No. R-12 Direct Deposit G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program), 5.00%, 3/1/24	2,260	2,619

		9,848

Nevada – 1.8%

Clark County Airport System Revenue Bonds, Series C, Subordinate Lien (AGM Insured), 5.00%, 7/1/23	7,400	7,464

Clark County Flood Control G.O. Limited Bonds, 5.00%, 11/1/26	2,000	2,340

Nevada State System of Higher Education University Revenue Bonds, Series B, 5.00%, 7/1/26	5,000	5,653

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	1,832

		17,289

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

New Jersey – 0.3%

New Jersey State Transportation Trust Fund Authority Refunding Bonds, Federal Highway Reimbursement, 5.00%, 6/15/24	$2,000	$2,262

Union County G.O. Unlimited Bonds, Series B, Escrowed to Maturity, 3.00%, 3/1/20	55	56

Union County G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 3/1/20	147	149

		2,467

New Mexico – 0.5%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	1,802

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, Escrowed to Maturity, 5.00%, 4/1/19	1,285	1,285

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance, 5.00%, 4/1/19	1,425	1,425

		4,512

New York – 10.0%

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	14,000	15,299

Metropolitan Transportation Authority Revenue Bonds, Climate Bond Certified, Green Bonds, 5.00%, 11/15/24 (1)(2)(3)	8,000	9,187

Metropolitan Transportation Authority Revenue Refunding Bonds, Series C-1, Green Bonds, 5.00%, 11/15/24	6,000	6,952

New York City Housing Development Corp. MFH Revenue Bonds, Series L, Sustainable Neighborhood Bonds, 2.75%, 12/29/23 (1)(2)(3)	3,000	3,053

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

New York – 10.0% – continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series A, 5.00%, 11/1/23	$960	$1,045

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series D, Fiscal 2013, 5.00%, 11/1/22	1,340	1,500

New York City Transitional Finance Authority Revenue Future Tax Secured Subordinate Revenue Bonds, Series G, 5.00%, 11/1/25	3,620	4,094

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/25	5,000	5,974

New York State Dorm Authority State Personal Income Tax General Purpose Revenue Refunding Bonds, Series D, Unrefunded Balance, 5.00%, 2/15/23	3,190	3,497

New York State Dorm Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/24	550	638
5.00%, 3/15/30	1,750	2,172

New York State Dorm Authority State Supported Debt Third General Resolution Revenue Bonds, State University, 5.00%, 5/15/26	2,840	3,122

New York State Dormitory Authority State Personal Income Tax General Purpose Refunding Revenue Bonds, Series D, 5.00%, 2/15/24	1,175	1,361

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA Insured), 2.10%, 5/1/23	2,000	2,002
2.13%, 11/1/23	1,000	1,002

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series J, 2.50%, 5/1/22	3,500	3,519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

New York – 10.0% – continued

New York State Housing Finance Agency Variable Refunding Bonds, Affordable Housing (SonyMA Insured), 1.88%, 11/1/21 (1)(2)(3)	$3,000	$3,001

New York State Thruway Authority Personal Income Tax Revenue Refunding Transportation Bonds, Series A, 5.00%, 3/15/23	3,585	3,884

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/25	10,000	11,275
5.00%, 3/15/28	5,000	5,605

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B, 5.00%, 11/15/25	7,500	8,397

		96,579

North Carolina – 0.5%

Charlotte Cultural Arts Facilities Refunding COPS, Series E, 5.00%, 6/1/23	3,650	3,670

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/22	1,000	1,107

		4,777

Ohio – 2.8%

American Municipal Power-Ohio, Inc. Revenue Bonds, Series A, Build America Bonds, Combined Hydroelectric Projects, 2.25%, 8/15/21 (1)(2)(3)	1,000	1,005

Butler County Hospital Facilities Revenue Refunding Bonds, UC Health, 5.00%, 11/15/24	1,500	1,732
5.00%, 11/15/25	3,080	3,621

Columbus G.O. Unlimited Bonds, Series A, 5.00%, 4/1/24	1,500	1,744

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,550	2,583

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Ohio – 2.8% – continued

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	$1,115	$1,213

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 11/1/20	750	789

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 9/15/20	3,330	3,496

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/19	2,000	2,011

Ohio State G.O. Unlimited Refunding Bonds, Series U, 5.00%, 5/1/24	2,135	2,482

Ohio State Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 6/15/26	3,500	3,941

Ohio State Infrastructure Improvement G.O. Unlimited Bonds, Series C, 5.00%, 3/1/24	2,000	2,315
		26,932

Oklahoma – 0.2%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School, 5.00%, 10/1/25	1,000	1,179

Oklahoma County Independent School District No. 12 Edmond Combined Purpose G.O. Unlimited Bonds, 2.00%, 8/1/20	1,000	1,005
		2,184

Oregon – 1.7%

Clackamas County G.O. Unlimited Bonds, Series B, 5.00%, 6/1/25	1,425	1,698

Marion & Polk Counties School District No. 24J Salem-Keizer School District G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/25	1,000	1,194

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Oregon – 1.7% – continued

Oregon State G.O Unlimited Bonds, Article XI-Q State Projects, Series A, 5.00%, 5/1/26	$10,315	$12,537

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/21	905	984
		16,413

Pennsylvania – 0.1%

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	1,000	1,056

South Carolina – 1.7%

Aiken County Consolidated School District G.O. Unlimited Bonds, Series B (SCSDE Insured), 5.00%, 4/1/20	3,530	3,655

Beaufort County School District G.O. Unlimited Bonds, Series B (SCSDE Insured), 5.00%, 3/1/20	4,175	4,311

Patriots Energy Group Financing Agency Revenue Bonds, Series A, 4.00%, 2/1/24 (1)(2)(3)	5,000	5,404

South Carolina State G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 4/1/25	2,935	3,494
		16,864

Tennessee – 2.7%

Hamilton County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/25	5,930	7,064

Metropolitan Government Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/23	5,000	5,695

Metropolitan Government of Nashville & Davidson County, G.O. Unlimited Refunding Bonds, 5.00%, 7/1/26	6,055	6,853

Shelby County Public Improvement & School G.O. Unlimited Bonds, Series A, 5.00%, 4/1/27	1,500	1,848

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Tennessee – 2.7% – continued

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24 (1)(2)(3)	$3,000	$3,416

Tennessee State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/25	1,300	1,560
		26,436

Texas – 6.6%

Bexar County Certificates of Obligation G.O. Limited Bonds, Series B, 5.00%, 6/15/20	2,000	2,082

Ector County Independent School District G.O. Unlimited Bonds, School Building (PSF-Gtd.), 5.00%, 8/15/29	615	693

Fort Bend Independent School District Refunding G.O. Unlimited Bonds, Series A (PSF-Gtd.), 5.00%, 8/15/24	1,000	1,168

Garland G.O. Limited Refunding Bonds, 5.00%, 2/15/20	2,390	2,461

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/20	1,560	1,619

Leander Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF-Gtd.), 5.00%, 8/15/23	1,000	1,138

Lewisville Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/23	1,330	1,520

Lewisville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/24	2,475	2,897

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.13%, 8/1/20 (1)(2)(3)	2,190	2,193

Northwest Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 4.00%, 2/15/26	1,255	1,359

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Texas – 6.6% – continued

Plano Independent School District School Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/20	$1,210	$1,246

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21 (1)(2)(3)	2,000	2,004

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/25	645	715

Texas State TRANS, 4.00%, 8/29/19	34,090	34,427

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series F, 5.00%, 10/1/22	1,420	1,584

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/25	2,500	2,902

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 4/15/23	2,510	2,842

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 12/15/21	500	545
		63,395

Utah – 0.7%

Cache County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program), 5.00%, 6/15/21	2,650	2,847

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/19 (5)	425	432

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 10/1/27	45	46
5.00%, 10/1/28	30	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Utah – 0.7% – continued

Utah County Hospital Revenue IHC Health Services Inc. Revenue Bonds, Series B, 5.00%, 8/1/24 (1)(2)(3)	$3,000	$3,423
		6,779

Virginia – 3.8%

Arlington County G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/15/24	1,570	1,844

Fairfax County IDA Health Care Revenue Refunding Bonds, Series B, Inova Health System, 5.00%, 5/15/23 (1)(2)(3)	10,000	11,278

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 4.00%, 10/1/25	5,000	5,727

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 10/1/25	5,000	5,887

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	1,260	1,360

Virginia State Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	10,116
		36,212

Washington – 2.9%

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/1/28	1,500	1,615

King County School District No. 415 Kent G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/19	2,875	2,940

King County Sewer Revenue Refunding Bonds, Series A, 5.00%, 1/1/28	1,910	2,133

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

Washington – 2.9% – continued

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/26	$3,205	$3,760

Snohomish & Island Counties School District No. 401 Stanwood G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/15/25	1,000	1,203

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	817

Snohomish County School District No. 201 Washington G.O Unlimited Bonds, Series B (School Board Guaranty Program), 4.00%, 12/1/27	1,000	1,037

Snohomish County School District No. 332 Granite Falls G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/19	1,000	1,016

Walla Walla County School District No. 250 College Place G.O. Unlimited Bonds (School Board Guaranty Program), 4.25%, 12/1/28	2,445	2,598

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax, 5.00%, 7/1/26	5,000	5,511

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/24	750	830

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2013C, 5.00%, 7/1/25	2,500	2,604

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C, 4.00%, 7/1/27	1,840	2,001
		28,065

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 80.3% – continued

West Virginia – 0.4%

West Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 12/1/19	$725	$742

West Virginia State University Revenue Bonds, Series B, Virginia University Projects, 4.75%, 10/1/28	2,595	2,750
		3,492

Wisconsin – 2.9%

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	210

PMA Levy & Aid Anticipation Notes Program Note Participations Revenue Notes, Series A, 3.00%, 9/20/19	4,000	4,026

Wisconsin State G.O. Unlimited Refunding Bonds, 5.00%, 5/1/24	2,000	2,330

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/25	2,500	2,829

Wisconsin State Transportation Revenue Bonds, Series A, 7/1/28 (4)	4,000	4,832

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, 5.00%, 7/1/24	5,000	5,847

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Unrefunded Balance, 5.00%, 7/1/25	6,750	7,664
		27,738
Total Municipal Bonds
(Cost $761,712)		773,130

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.1%

Northern Institutional Funds – Municipal Portfolio (Shares), 1.32% (6)(7)	25,000,000	$25,000

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (6)(7)	14,311,917	14,312
Total Investment Companies
(Cost $39,312)		39,312

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 15.3%

Arizona State COPS, 5.00%, 10/1/19	$2,385	$2,426

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/19	2,875	2,891

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, Coastal Account, 5.00%, 6/1/19	8,000	8,044

Cobb County School District Short Term Construction G.O. Limited Notes, 3.00%, 12/18/19	10,000	10,102

Colorado State Educational Loan Program TRANS, Series A, 4.00%, 6/27/19	10,000	10,058

Colorado State Educational Loan Program TRANS, Series A, 5.00%, 6/27/19	8,800	8,872

Colorado State General Fund Revenue TRANS, 4.00%, 6/26/19	6,025	6,059

Colorado State General Fund Revenue TRANS, 5.00%, 6/26/19	1,265	1,275

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series 2013 A, Yale University, 1.00%, 7/1/19 (1)(2)(3)	1,175	1,173

Dickinson Independent School District Variable G.O. Unlimited Refunding Bonds (PSF, Gtd.), 1.35%, 8/1/19 (1)(2)(3)	2,000	1,998

Eagle Mountain & Saginaw Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/1/19 (1)(2)(3)	2,500	2,503

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 15.3% – continued

Hennepin County Variable Refunding G.O. Unlimited Bonds, Series B, 1.46%, 4/9/19 (1)(3)(8)	$10,000	$10,000

Houston Independent Schoolhouse District G.O. Limited Bonds, Series A-2 (PSF, Gtd.), 3.00%, 6/1/19 (1)(2)(3)	2,250	2,255

Idaho State G.O. Unlimited TANS, 4.00%, 6/28/19	5,500	5,532

Illinois State Educational Facilities Authority Revenue Bonds, Series B, University of Chicago, 1.88%, 2/13/20 (1)(2)(3)	6,500	6,507

Las Vegas Valley Water District Refunding G.O. Limited Bonds, Series B, 4.00%, 6/1/19	2,400	2,410

Massachusetts State G.O. Limited RANS, Series A, 4.00%, 4/25/19	10,000	10,016

Massachusetts State G.O. Limited RANS, Series B, 4.00%, 5/23/19	20,875	20,950

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series B, 5.00%, 8/15/19	4,615	4,675

Missouri State University Auxiliary Enterprise System Revenue Refunding Fund, Series A, 4.00%, 4/1/19	1,170	1,170

New Castle County Refunding G.O. Unlimited Bonds, 5.00%, 4/1/19	4,625	4,625

Spartanburg County School District No. 6 G.O. Unlimited Bonds (SCSDE Insured), 5.00%, 4/1/19	1,905	1,905

University of Texas Financing System Variable Revenue Bonds, Series B, 1.50%, 4/9/19 (1)(3)(8)	7,805	7,805

University of Texas Revenue Bonds, Series E, 5.00%, 8/15/19	1,000	1,013

University System of Maryland Auxiliary Facilities & Tuition Revenue Bonds, Series A, 5.00%, 4/1/19	3,785	3,785

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 15.3% – continued

Virginia State Commonwealth Transportation Board Revenue Refunding Bonds, Northern Virginia Transportation District Program, 5.00%, 5/15/19	$7,375	$7,406

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1 (AMBAC Insured), 5.00%, 5/1/19	2,000	2,005
Total Short-Term Investments
(Cost $147,427)		147,460

Total Investments – 99.7%
(Cost $948,451)		959,902

Other Assets less Liabilities – 0.3%		3,078
NET ASSETS – 100.0%		$962,980

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(5)	Maturity date represents the prerefunded date.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2019 is disclosed.
(8)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

BAM - Build America Mutual

BANS - Bond Anticipation Notes

COPS - Certificates of Participation

G.O. - General Obligation

Gtd. - Guaranteed

IDA - Industrial Development Authority

MFH - Multi-Family Housing

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

MWRA - Massachusetts Water Resources Authority

PCR - Pollution Control Revenue

PSF - Permanent School Fund

Q-SBLF - Qualified School Band Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	18.6%
AA	49.2
A	10.0
A1+ (Short Term)	12.2
A1 (Short Term)	5.0
BBB	0.2
Not Rated	0.7
Cash Equivalents	4.1

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Education	7.4%
General	18.5
General Obligation	30.4
Higher Education	5.4
School District	14.1
Transportation	8.4
All other sectors less than 5%	15.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$773,130	$–	$773,130
Investment Companies	39,312	–	–	39,312
Short-Term Investments	–	147,460	–	147,460
Total Investments	$39,312	$920,590	$–	$959,902

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7%

Alabama – 0.2%

Birmingham Convertible G.O. Unlimited CABS, Series A, 5.00%, 3/1/27	$1,000	$1,117

Black Belt Energy Gas District Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/21 (1)(2)(3)	1,335	1,390
		2,507

Arizona – 1.3%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/42	1,365	1,595

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,637

Phoenix G.O. Unlimited Refunding Bonds, 5.00%, 7/1/27	5,000	6,092

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,210
		15,534

California – 13.2%

Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (4)	5,000	5,000

California State Educational Facilities Authority Revenue Bonds, Series V-1, Stanford University, 5/1/49 (5)	7,500	10,443

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	700	854
6.25%, 11/1/34	2,830	2,909

California State Municipal Finance Authority Lease Revenue Bonds, Orange County Civic Center Infrastructure, 5.00%, 6/1/43	1,500	1,758

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

California – 13.2% – continued

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/39	$5,000	$5,720
5.00%, 5/15/43	2,000	2,269

California State Taxable G.O. Unlimited Refunding Bonds, 4.50%, 4/1/33	10,000	10,819

California State Various Purpose G.O. Unlimited Bonds, 5.25%, 10/1/39	5,000	5,878

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 4/1/38	5,000	5,634

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC, 5.00%, 5/15/32	1,000	1,143

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election of 2006, (Step to 6.00% on 5/1/19), 1.78%, 5/1/34 (6)	2,500	3,017

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 5.00%, 8/1/43	1,000	1,146

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds, 5.00%, 5/15/36	2,745	3,382
5.00%, 5/15/43	5,000	6,016

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/34	3,000	3,591

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/39	1,200	1,451

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/31	1,445	1,678

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

California – 13.2% – continued

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series D, 5.00%, 7/1/43	$5,000	$5,930

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series A, 5.00%, 7/1/39	2,070	2,471

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 7/1/40	5,000	5,708

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,008

Manhattan Beach Unified School District G.O. Unlimited Bonds, Series A, Measure EE, Election of 2016, 5.00%, 9/1/43	2,000	2,391

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	7,020	7,042

Mount San Antonio Community College District G.O. Unlimited Bonds, Series A, Election of 2018, 8/1/49 (5)	1,750	1,888

Mountain View Shoreline Regional Park Community Tax Allocation Bonds, Series A (AGM Insured), 5.00%, 8/1/43	1,000	1,178

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds, 0.00%, 8/1/41 (7)	2,000	869

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (1)(2)(3)	2,500	2,696

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/28	1,000	1,176

Orange County Local Transportation Authority Sales TRB, 5.00%, 2/15/39	2,000	2,430

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

California – 13.2% – continued

Palomar Community College District Convertible G.O. Unlimited CABS, (Step to 6.38% on 8/1/30), 0.59%, 8/1/45 (6)	$5,040	$4,363

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,335

San Diego Unified School District Convertible G.O. Unlimited Refunding CABS, Series R-2, (Step to 6.63% on 7/1/30), 0.78%, 7/1/40 (6)	5,000	4,397

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012, 5.00%, 7/1/47	5,000	5,836

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Green Bonds, Election of 2004, 5.00%, 8/1/36	3,000	3,620

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/42	1,500	1,724

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series B, 5.00%, 5/1/47	1,000	1,160

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, 5.00%, 5/1/36	3,300	4,037

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,016

San Mateo County Community College District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 9/1/45	2,000	2,390

Santa Barbara Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/44	2,000	2,152

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

California – 13.2% – continued

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2018, 7/1/48 (5)	$4,310	$4,557

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (4)	1,100	1,214

Sierra Joint Community College District G.O. Unlimited Bonds, Election of 2018 (School Facilities Improvement District), 4.00%, 8/1/49	1,500	1,597

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, (Step to 5.13% on 8/1/23), 1.44%, 8/1/41 (6)	3,200	3,027
		153,995

Colorado – 4.6%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,898

Colorado State COPS ,Series A, 4.00%, 12/15/37	10,000	10,784

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project, 5.00%, 3/1/40	2,500	2,885

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	3,400	3,911

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	3,000	3,064
5.25%, 11/15/36	5,000	5,108

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.00%, 12/1/43	2,000	2,320

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Colorado – 4.6% – continued

Denver City & County Dedicated Tax Revenue CABS, Series A-2, 0.00%, 8/1/37 (7)	$2,750	$1,335
0.00%, 8/1/39 (7)	2,805	1,237

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 5.00%, 8/1/42	1,500	1,726

Denver City & County School District No.1 COPS, Series B, 5.25%, 12/1/40	1,805	1,914

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	5,000	5,808

Jefferson County School District No.R-001 G.O. Unlimited Bonds (State Intercept Program), 5.00%, 12/15/37	5,000	6,033

University of Colorado Enterprise Revenue Refunding Bonds, Series A-2, 4.00%, 6/1/43	1,750	1,884
		53,907

Connecticut – 1.4%

Connecticut State G.O. Unlimited Bonds, 4.00%, 8/1/33	1,000	1,058

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-4, Yale University Issue, 2.00%, 2/8/22 (1)(2)(3)	5,000	5,055

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 8/1/34	3,000	3,341

Connecticut State Special Tax Obligation Revenue Bonds, Series B, 5.00%, 10/1/31	2,500	2,945

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	3,000	3,477
		15,876

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

District of Columbia – 1.7%

District of Columbia G.O. Unlimited Bonds, 5.00%, 10/15/44	$2,000	$2,392

District of Columbia G.O. Unlimited Bonds, Series A, 5.00%, 6/1/38	1,000	1,138
5.00%, 6/1/43	5,000	5,922

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/38	1,000	1,125

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds, 5.00%, 10/1/45	2,500	2,864

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/43	4,000	4,652

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	1,800	2,114
		20,207

Florida – 8.3%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/42	2,500	2,865

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,585

Broward County Airport System Revenue Refunding Bonds, Series O, 5.38%, 10/1/29	510	520

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,326
5.00%, 9/1/25	1,000	1,073

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,677

Central Expressway Authority Revenue Bonds, Senior Lien, 5.00%, 7/1/43	2,500	2,916

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Florida – 8.3% – continued

Central Florida Expressway Authority Revenue Refunding Bonds, Series B, Senior Lien, 4.00%, 7/1/40	$2,500	$2,649

Davie Educational Facilities Revenue Refunding Bonds, Nova SouthEastern University Project, 5.00%, 4/1/48	2,000	2,246

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 3.00%, 7/1/30	2,500	2,546
7/1/36 (5)	1,415	1,561
7/1/38 (5)	295	323

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, Prerefunded, 6.25%, 10/1/19 (4)	3,000	3,070

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 4.50%, 7/1/43	3,000	3,196

Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A(AMT), 5.00%, 10/1/42	1,965	2,253

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Prerefunded, 5.63%, 11/15/19 (4)	15	15

Highlands County Health Facilities Authority Revenue Refunding Bonds, Adventist Health, Unrefunded Balance, 5.63%, 11/15/37	4,985	5,098

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,770

JEA Electric System Revenue Refunding Bonds, Series B, 5.00%, 10/1/30	2,250	2,645

JEA Water & Sewer Revenue Refunding Bonds, Series A, 4.00%, 10/1/34	1,330	1,424

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Florida – 8.3% – continued

Miami-Dade County Aviation Revenue Bonds, Miami International, Prerefunded, 5.50%, 10/1/20 (4)	$2,500	$2,647

Miami-Dade County Aviation Revenue Refunding Bonds, 5.00%, 10/1/41	450	517

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,290

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,617

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/1/39	4,025	4,494

Miami-Dade County G.O. Unlimited Bonds, Public Health Trust Program, 4.00%, 7/1/42	3,000	3,200

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	10,813

Miami-Dade County Water & Sewer Revenue Bonds, 4.00%, 10/1/48	2,000	2,125

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 4.00%, 10/1/37	2,000	2,180

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (4)	75	81

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,925	5,321

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	3,000	3,492

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds, 5.00%, 10/1/38	5,000	5,608

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Florida – 8.3% – continued

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 5.00%, 10/1/36	$1,750	$2,061
		97,204

Georgia – 1.0%

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/40	5,000	6,049

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/43	500	558
5.00%, 5/15/49	1,000	1,217

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23 (1)(2)(3)	1,650	1,779

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	2,500	2,659
		12,262

Hawaii – 1.8%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,166

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/48	4,000	4,591

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 9/1/43	2,000	2,363

Honolulu City & County G.O. Unlimited Bonds, Series D, Prerefunded, 5.25%, 9/1/19 (4)	1,000	1,016

Honolulu City & County Variable G.O. Unlimited Bonds, Rail Transit Project, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 1.80%, 9/1/20 (1)(3)	3,500	3,499

University of Hawaii Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/19 (4)	5,000	5,093
		20,728

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Idaho – 0.2%

Idaho State Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group, 4.00%, 12/1/43	$2,000	$2,128

Illinois – 5.8%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,750

Chicago O’Hare International Airport General Revenue Bonds, Series B, Senior Lien, 4.00%, 1/1/44	7,500	7,811

Chicago O’Hare International Airport General Revenue Bonds, Series D, Senior Lien, 5.00%, 1/1/39	1,015	1,112

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/41	3,100	3,487

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,188

Cook County Sales Tax Revenue Refunding Bonds, 4.00%, 11/15/38	5,000	5,277

Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History, 3.90%, 11/1/36	1,740	1,806

Illinois State Finance Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/28	1,500	1,900

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,577

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, Prerefunded, 6.13%, 4/1/21 (4)	5,000	5,440

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 4.25%, 1/1/44	5,000	5,176

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Illinois – 5.8% – continued
5.00%, 1/1/44	$2,500	$2,772

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,000	1,103

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	4,750	5,067

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	2,000	2,252

Morton Grove-Niles Water Commission G.O. Unlimited Bonds, Alternate Revenue Source, Series A, 5.00%, 12/1/41	1,635	1,878

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/1/34	3,400	4,490

University of Illinois Auxiliary Facilities System Revenue Refunding Bonds, Series A (AGM Insured), 4.13%, 4/1/48	5,000	5,250

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	2,000	2,134

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,793
		67,263

Indiana – 1.0%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	3,150	3,397
4.25%, 10/1/44	3,000	3,157

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds, 4.00%, 11/15/46	2,500	2,605

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Indiana – 1.0% – continued

Indianapolis Local Public Improvement Revenue Bonds, Series A, Bankcourthouse and Jail Project, 2/1/44 (5)	$2,750	$2,957
		12,116

Kentucky – 0.9%

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,282

Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	2,500	2,917

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,150
		10,349

Louisiana – 1.6%

Lafayette Parish School Board Sales TRB, 5.00%, 4/1/48	2,165	2,492

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,000	2,217

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A, First Lien, 4.50%, 5/1/39	2,500	2,708
4.00%, 5/1/41	5,000	5,260

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured), 5.00%, 12/1/41	5,000	5,666
		18,343

Maryland – 0.9%

Anne Arundel County G.O. Limited Bonds, 5.00%, 10/1/38	1,000	1,173

Baltimore County Metropolitan District 81st Issue G.O. Unlimited Bonds, 4.00%, 3/1/39	2,500	2,745

Howard County G.O. Unlimited Bonds, Series A, 5.00%, 2/15/30	1,000	1,214

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Maryland – 0.9% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health, 5.00%, 7/1/44	$1,100	$1,247

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 7/1/19 (4)	2,500	2,516

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,172
		10,067

Massachusetts – 5.6%

Massachusetts Bay Transportation Authority Assessment Revenue Refunding Bonds, Series A, 5.00%, 7/1/41	2,800	3,043

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29 (7)	2,500	1,925

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,450

Massachusetts State College Building Authority, Revenue Bonds, Series B, (State Intercept Program) Green Bonds, 5.00%, 5/1/39	1,000	1,118

Massachusetts State Consolidate Loan G.O. Limited Bonds, Series A, 5.00%, 4/1/37	2,430	2,860

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.00%, 9/1/37	5,000	5,993

Massachusetts State Development Finance Agency Broad Institute Revenue Refunding Bonds, 5.00%, 4/1/37	1,000	1,190

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 7/1/36 (5)	445	518
7/1/38 (5)	340	393

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Massachusetts – 5.6% – continued

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 1/1/49	$5,000	$5,894

Massachusetts State G.O. Limited Refunding Bonds, Series B, 7/1/38 (5)	1,975	2,368

Massachusetts State Housing Finance Agency Revenue Bonds, Series H, 4.40%, 12/1/46	1,000	1,046

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	3,116

Massachusetts State School Building Authority Sales TRB, Series A, Senior Lien, 5.00%, 5/15/43	3,015	3,324

Massachusetts State School Building Authority Sales TRB, Series B, Senior Lien, 5.00%, 11/15/36	1,500	1,768
5.00%, 11/15/39	2,500	2,923

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds, 5.00%, 6/1/42	5,000	5,821

Massachusetts State Transportation Fund Revenue Bonds, Series A, Accelerated Bridge Program, Prerefunded, 5.00%, 6/1/21 (4)	5,000	5,372

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,045

Massachusetts State Water Pollution Abatement Trust State Revolving Fund Revenue Bonds, Series 14, Prerefunded, 5.00%, 8/1/19 (4)	10,000	10,114

Massachusetts State Water Resources Authority General Revenue Bonds, Series B, 5.00%, 8/1/43	1,455	1,718
		65,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Michigan – 2.4%

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/25	$1,000	$1,177

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,299

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,781

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,421

Michigan State Building Authority Revenue Refunding Bonds, Series I, 5.00%, 4/15/36	1,000	1,165

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, 5.00%, 10/1/39	5,000	5,622

Michigan State University Revenue Bonds, Series B, Board of Trustees, 5.00%, 2/15/44	2,000	2,354

Royal Oak Hospital Finance Authority Revenue Refunding Bonds, William Beaumont Hospital Credit Group, 5.00%, 9/1/39	2,000	2,192

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	2,000	2,267

Wayne County Airport Authority Revenue Refunding Bonds, Series G, 5.00%, 12/1/34	2,625	3,031
		28,309

Minnesota – 0.5%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program), 5.00%, 2/1/28	275	337

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Minnesota – 0.5% – continued

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 4.00%, 8/1/28	$5,000	$5,140
		5,477

Missouri – 0.9%

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	1,820	1,923

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A, 5.00%, 5/1/42	1,000	1,169

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/33	1,000	1,160

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University, 5.00%, 10/1/38	2,500	2,847
4.00%, 10/1/48	1,300	1,367

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System, 5.00%, 11/15/43	1,280	1,467
		9,933

Montana – 0.0%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA), 3.90%, 12/1/48	100	103

Nebraska – 1.3%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/36	1,000	1,159
5.00%, 11/15/37	1,000	1,154

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	5,000	5,338

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Nebraska – 1.3% – continued
5.00%, 2/1/42	$4,250	$4,985

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded, 5.00%, 2/1/22 (4)	2,210	2,421
		15,057

Nevada – 1.6%

Clark County Airport System Revenue Bonds, Series C, Subordinate Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,684

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/36	5,000	5,283

Clark County School District Building G.O. Limited Bonds, Series A, 4.00%, 6/15/36	2,000	2,112
4.00%, 6/15/38	4,000	4,178

Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/1/43	5,000	5,784
		19,041

New Hampshire – 0.9%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (4)	11,000	11,068

New Jersey – 0.5%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	2,500	2,787
5.00%, 6/15/46	2,500	2,717
		5,504

New York – 19.7%

Long Island Power Authority General Electric System Revenue Bonds, Series A, Prerefunded, 6.00%, 5/1/19 (4)	5,000	5,018

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 19.7% – continued

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	$10,000	$10,928

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, Prerefunded, 5.00%, 11/15/19 (4)	5,000	5,110

Metropolitan Transportation Authority Revenue Bonds, Climate Bond Certified, Green Bonds, 5.00%, 11/15/24 (1)(2)(3)	10,000	11,484

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20 (4)	5,000	5,307

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.00%, 11/15/34	2,000	2,286

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014, 5.00%, 6/15/46	2,000	2,209

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, Second Generation, Fiscal 2013, 5.00%, 6/15/47	2,500	2,747

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, 5.00%, 6/15/40	5,000	5,939

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series AA, 5.00%, 6/15/32	10,000	10,694

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.25%, 6/15/36	2,000	2,417
5.00%, 6/15/39	1,800	2,113

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 19.7% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	$2,000	$2,288

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,528

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,506

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	7,000	8,323

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017, 5.00%, 2/1/40	8,000	9,315
5.00%, 2/1/43	8,310	9,627

New York City Transitional Finance Authority Revenue Bonds, Subseries C-2, 5.00%, 5/1/38	10,000	11,890

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	5,919

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/34	500	584

New York G.O. Limited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	5,000	5,970

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	1,500	1,841
4.00%, 3/1/42	2,500	2,689

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/28	1,510	1,729

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 19.7% – continued

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/43	$12,000	$14,085

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/32	1,500	1,847

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (4)	4,655	4,743

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	345	351

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 5.00%, 7/1/36	2,500	3,029

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University, 5.00%, 10/1/46	500	699

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University, 5.00%, 10/1/38	4,500	5,441

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/37	2,530	2,985

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Bidding Group 4, 5.00%, 3/15/48	2,500	2,951

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.25%, 3/15/38	5,000	6,099
4.00%, 3/15/43	3,000	3,225

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 19.7% – continued

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/42	$4,000	$4,701

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Pooled Financing Program Revenue Bonds, Series B, Escrowed to Maturity, 5.50%, 4/15/35	5,000	6,891

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/41	10,000	10,646

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured), 4.15%, 11/1/47	1,000	1,042

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	57

New York State Urban Development Corp. Personal Income Tax General Purpose Revenue Bonds, 5.00%, 3/15/45	2,300	2,718

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	3,000	3,307

New York State Urban Development Corp. Refundable Personal Income TRB, 5.00%, 3/15/20	2,500	2,583

New York State Urban Development Corp. Taxable General Personal Income TRB, 3.90%, 3/15/33	5,000	5,203

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	1,000	1,231

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 19.7% – continued

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/28	$2,500	$2,923
5.00%, 10/15/31	500	577

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,904

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/39	2,500	2,983

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	3,500	3,942

Westchester County G.O. Limited Bonds, Series A, 4.00%, 12/1/29	625	720
		230,344

North Carolina – 1.4%

Charlotte COPS, Series B, 3.00%, 6/1/22	2,000	2,002

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	2,000	2,023

North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Bonds, Wake Forest University, 5.00%, 1/1/48	5,000	5,866

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL, IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	6,015	6,725
		16,616

Ohio – 1.5%

Miami County Hospital Facilities Improvement Revenue Refunding Bonds, Kettering Health Network, 5.00%, 8/1/49	2,000	2,264

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Ohio – 1.5% – continued

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	$1,000	$1,080

Ohio Turnpike and Infrastructure Commission Senior Lien Revenue Bonds, Series A, 5.00%, 2/15/48	10,000	10,923

Worthington City School District G.O. Unlimited Bonds, School Facilities Construction & Improvement, 4.00%, 12/1/44	3,000	3,215
		17,482

Oklahoma – 0.2%

Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C, 4.00%, 1/1/42	2,000	2,129

Oregon – 1.2%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/41	2,070	2,456

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38 (7)	7,500	3,557

Clackamas County School District No.62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/37 (7)	1,000	510

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	1,100	1,291

Oregon State Health & Science University Revenue Refunding Bonds, Series B, 5.00%, 7/1/38	2,035	2,343

Port of Portland Airport Revenue Bonds, Series 24A, 5.00%, 7/1/47	1,000	1,145

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Oregon – 1.2% – continued

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/35	$2,000	$2,380
		13,682

Pennsylvania – 1.0%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured), 4.00%, 6/1/39	5,000	5,248

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	944
5.00%, 5/1/35	865	989

Franklin County G.O. Unlimited Refunding Bonds, 4.00%, 11/1/33	1,075	1,171

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 118-B, 4.10%, 10/1/45	570	570

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B, 5.00%, 12/1/43	2,500	2,868
		11,790

South Carolina – 0.6%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC, CR MBIA Insured), 5.38%, 1/1/25	5,820	6,892

Tennessee – 0.3%

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 10/1/58 (5)	1,500	1,722

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/32	1,460	1,793

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Tennessee – 0.3% – continued

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B, 3.38%, 7/1/38	$145	$145

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	270	278
		3,938

Texas – 2.7%

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	500	592

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	1,000	1,111

Dallas Waterworks & Sewer System Revenue Bonds, Series C, 4.00%, 10/1/43	2,500	2,698

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/36	2,000	2,346

Lower Colorado River Authority Revenue Refunding Bonds, 5.00%, 5/15/39	2,500	2,731

North Texas Tollway Authority Revenue Refunding Bonds, 4.25%, 1/1/49	1,500	1,592

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/39	2,500	2,934

San Antonio Water Variable Revenue Bonds, Series A, Junior Lien, 2.63%, 5/1/24 (1)(2)(3)	5,000	5,163

Texas State G.O. Limited Refunding Bonds, Series A, 5.00%, 8/1/27	1,185	1,406

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 10/15/43	5,000	5,893

University of Texas Permanent University Fund Revenue Bonds, Series B, 4.00%, 7/1/41	5,000	5,327
		31,793

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Utah – 0.6%

Park City Sales TRB, 4.00%, 12/15/31	$2,200	$2,508

Provo G.O. Unlimited Refunding Bonds, 5.00%, 1/1/26	500	604

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/42	3,000	3,420
		6,532

Virginia – 0.5%

Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 4.00%, 5/15/48	2,000	2,125

Norfolk G.O. Unlimited Bonds, Series A, 5.00%, 10/1/41	500	585

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	500	558

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 4.00%, 5/15/37	2,000	2,083
		5,351

Washington – 1.5%

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/40	560	637

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/37	5,000	5,697

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services, 5.00%, 10/1/38	5,000	5,570

Washington State Housing Finance Commission SFM Revenue Refunding Bonds, 3.70%, 12/1/34	85	88

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	2,000	2,238

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Washington – 1.5% – continued

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	$1,320	$1,490

Washington State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/39	1,500	1,791
		17,511

West Virginia – 0.2%

West Virginia State Road G.O. Unlimited Bonds, Series B, Group 2, 5.00%, 12/1/39	2,000	2,381

Wisconsin – 0.7%

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A, 4.25%, 4/1/48	4,000	4,260

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 4.13%, 4/1/46	1,500	1,537

Wisconsin State Housing & EDA Revenue Bonds, Series A, 4.45%, 5/1/57	2,305	2,392
		8,189
Total Municipal Bonds
(Cost $1,018,895)		1,047,607

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.8%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (8)(9)	91,486,445	$91,486
Total Investment Companies
(Cost $91,486)		91,486

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.4%

Colorado State Educational Loan Program TRANS, Series A, 4.00%, 6/27/19	$8,500	$8,549

Colorado State Educational Loan Program TRANS, Series B, 3.00%, 6/27/19	10,000	10,034

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.4% – continued

Idaho State G.O. Unlimited TANS, 4.00%, 6/28/19	$10,000	$10,058

Pasadena Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 3.00%, 8/15/19 (1)(2)(3)	7,360	7,398

Pflugerville Independent Schoool District G.O. Unlimited Bonds, Series A, School Building (PSF, Gtd.), 2.00%, 8/15/19 (1)(2)(3)	3,000	3,005
Total Short-Term Investments
(Cost $39,024)		39,044

Total Investments – 100.9%
(Cost $1,149,405)		1,178,137

Liabilities less Other Assets – (0.9%)		(9,946)
NET ASSETS – 100.0%		$1,168,191

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(6)	Step coupon bond. Rate as of March 31, 2019 is disclosed.
(7)	Zero coupon bond.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

HUD - Housing and Urban Development

IBC - Insured Bond Certificates

IDA - Industrial Development Authority

MBIA - Municipal Bonds Insurance Association

MWRA - Massachusetts Water Resources Authority

NATL - National Public Finance Guarantee Corporation

PSF - Permanent School Fund

SFM - Single Family Mortgage

SIFMA - Securities Industry and Financial Markets Association

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	14.4%
AA	50.8
A	20.9
A1+ (Short Term)	1.8
A1 (Short Term)	1.6
BBB	2.5
Not Rated	0.2
Cash Equivalents	7.8

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issuer determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	9.1%
General	18.9
General Obligation	13.9
Higher Education	8.6
Power	5.6
School District	7.4
Short-Term Investments	7.8
Transportation	8.0
Water	10.3
All other sectors less than 5%	10.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds	$–	$1,047,607	$–	$1,047,607
Investment Companies	91,486	–	–	91,486
Short-Term Investments	–	39,044	–	39,044
Total Investments	$91,486	$1,086,651	$–	$1,178,137

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2019

insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2019, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Short-Intermediate Tax-Exempt	Daily	Monthly

Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds. At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

High Yield Municipal	$–	$12,268	$(12,268)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

NORTHERN FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

During the fiscal year ended March 31, 2019, the California Tax-Exempt Fund utilized approximately $258,000 in capital loss carryforwards.

The High Yield Municipal Fund had approximately $12,268,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2019.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Arizona Tax-Exempt	$1,350	$ 226

California Intermediate Tax-Exempt	2,844	676

California Tax-Exempt	1,647	–

High Yield Municipal	8,076	–

Intermediate Tax-Exempt	19,704	1,736

Short-Intermediate Tax-Exempt	–	149

Tax-Exempt	9,916	2,856

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$51	$2	$–	$4,097

California Intermediate Tax-Exempt	213	5	–	13,574

California Tax-Exempt	99	4	–	9,487

High Yield Municipal	296	8	–	17,248

Intermediate Tax-Exempt	893	65	–	58,836

Short-Intermediate Tax-Exempt	107	13	–	11,409

Tax-Exempt	346	25	–	28,648

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$3,318	$117	$–

California Intermediate Tax-Exempt	12,748	310	–

California Tax-Exempt	5,833	226	–

High Yield Municipal	17,564	480	–

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Intermediate Tax-Exempt	$65,245	$3,920	$–

Short-Intermediate Tax-Exempt	13,462	658	–

Tax-Exempt	35,605	1,491	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$3,081	$74	$–

California Intermediate Tax-Exempt	12,349	183	–

California Tax-Exempt	5,718	363	–

High Yield Municipal	17,860	404	–

Intermediate Tax-Exempt	54,961	1,938	–

Short-Intermediate Tax-Exempt	11,848	431	1,330

Tax-Exempt	32,984	464	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2019, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

TAX-EXEMPT FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2019

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2019.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Tax-Exempt	0.43%	0.417%	0.404%	0.45%
High Yield Municipal(1)	0.77%	0.747%	0.725%	0.60%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Tax-Exempt	0.43%	0.417%	0.404%	0.45%

(1)	Prior to April 1, 2018, the contractual expense limitation for the High Yield Municipal Fund was 0.80%.

The contractual reimbursement arrangements are expected to continue until at least July 31, 2019. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*
High Yield Municipal	$13,700	$(10,700)

*	During the fiscal year ended March 31, 2019, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$–	$ 63,412	$–	$ 57,073
California Intermediate Tax-Exempt	–	133,168	–	166,588
California Tax-Exempt	–	57,261	–	71,620
High Yield Municipal	–	249,703	–	210,780
Intermediate Tax-Exempt	–	2,534,491	–	2,564,503
Short-Intermediate Tax-Exempt	–	944,915	–	961,861
Tax-Exempt	–	1,232,731	–	1,193,209

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Arizona Tax-Exempt	$4,124	$(27)	$4,097	$122,144
California Intermediate Tax-Exempt	15,134	(1,560)	13,574	483,332
California Tax-Exempt	9,755	(268)	9,487	169,695
High Yield Municipal	18,148	(900)	17,248	423,624
Intermediate Tax-Exempt	64,069	(5,234)	58,835	2,736,556
Short-Intermediate Tax-Exempt	11,526	(118)	11,408	948,494
Tax-Exempt	31,076	(2,427)	28,649	1,149,488

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,375	$35,140	156	$1,626	(3,088)	$(32,024)	443	$4,742
California Intermediate Tax-Exempt	15,803	165,588	210	2,198	(16,537)	(172,517)	(524)	(4,731)
California Tax-Exempt	5,691	64,292	222	2,517	(6,288)	(71,032)	(375)	(4,223)
High Yield Municipal	20,367	174,663	211	1,808	(17,136)	(146,534)	3,442	29,937
Intermediate Tax-Exempt	114,298	1,182,134	666	6,898	(135,660)	(1,404,713)	(20,696)	(215,681)
Short-Intermediate Tax-Exempt	37,792	386,380	143	1,460	(34,203)	(349,813)	3,732	38,027
Tax-Exempt	58,943	612,489	561	5,847	(52,119)	(540,923)	7,385	77,413

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,910	$30,934	135	$1,441	(2,111)	$(22,393)	934	$9,982
California Intermediate Tax-Exempt	12,198	129,614	243	2,591	(9,703)	(103,186)	2,738	29,019
California Tax-Exempt	4,097	47,496	249	2,887	(3,943)	(45,704)	403	4,679
High Yield Municipal	6,775	59,602	185	1,627	(14,340)	(126,178)	(7,380)	(64,949)
Intermediate Tax-Exempt	76,196	799,004	943	9,902	(58,901)	(618,477)	18,238	190,429
Short-Intermediate Tax-Exempt	21,199	218,695	300	3,089	(33,711)	(347,359)	(12,212)	(125,575)
Tax-Exempt	26,901	285,734	463	4,933	(26,956)	(286,686)	408	3,981

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$2,678	$68,256	$60,559	$–	$–	$134	$10,375	10,375

NORTHERN FUNDS ANNUAL REPORT	105	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 25,859	$229,571	$218,515	$–	$–	$322	$36,915	36,915
California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 13,485	99,763	101,321	–	–	168	11,927	11,927
High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 10,853	204,380	208,247	–	–	234	6,986	6,986
Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio (Shares)	$125,000	–	–	–	–	1,633	125,000	125,000
	Northern Institutional Funds - U.S. Government Portfolio (Shares)	313,135	1,760,510	1,840,652	–	–	4,090	232,993	232,993
	Total	$438,135	$1,760,510	$1,840,652	$–	$–	$5,723	$357,993	357,993
Short-Intermediate Tax-Exempt	Northern Institutional Funds - Municipal Portfolio (Shares)	$ 25,000	–	–	–	–	326	25,000	25,000
	Northern Institutional Funds - U.S. Government Portfolio (Shares)	51,241	770,693	807,622	–	–	863	14,312	14,312
	Total	$ 76,241	$770,693	$807,622	$–	$–	$1,189	$39,312	39,312
Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$ 38,519	845,489	792,522	–	–	1,237	91,486	91,486

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described

TAX-EXEMPT FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2019

above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	107	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

TAX-EXEMPT FIXED INCOME FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION MARCH 31, 2019 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2019, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 96.60%, California Intermediate Tax-Exempt Fund – 97.62%, California Tax-Exempt Fund – 96.27%, High Yield Municipal Fund – 97.34%, Intermediate Tax-Exempt Fund – 94.33%, Short-Intermediate Tax-Exempt Fund – 95.34% and Tax-Exempt Fund – 95.98%.

NORTHERN FUNDS ANNUAL REPORT	109	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD
Therese M. Bobek	17,848,259,502.142	60,151,369.599
Mark G. Doll	17,837,611,403.775	70,799,467.966
Sandra Polk Guthman	17,827,972,827.529	80,438,044.212
Thomas A. Kloet	17,838,253,061.217	70,157,810.524
David R. Martin	17,830,027,812.404	78,383,059.337
Cynthia R. Plouché	17,835,803,612.482	72,607,259.259
Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144
Darek Wojnar	17,839,889,785.968	68,521,085.773

TAX-EXEMPT FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES MARCH 31, 2019 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018—3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 104), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.48%	$1,000.00	$1,045.50	$2.45
Hypothetical	0.48%	$1,000.00	$1,022.54	$2.42

CALIFORNIA INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.46%	$1,000.00	$1,040.90	$2.34
Hypothetical	0.46%	$1,000.00	$1,022.64	$2.32

CALIFORNIA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.47%	$1,000.00	$1,044.60	$2.40
Hypothetical	0.47%	$1,000.00	$1,022.59	$2.37

HIGH YIELD MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.61%	$1,000.00	$1,037.00	$3.10
Hypothetical	0.61%	$1,000.00	$1,021.89	$3.07

INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.45%	$1,000.00	$1,041.70	$2.29
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

SHORT-INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.45%	$1,000.00	$1,027.60	$2.27
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	111	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES continued MARCH 31, 2019 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.45%	$1,000.00	$1,045.50	$2.29
Hypothetical	0.45%	$1,000.00	$1,022.69	$2.27

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

TAX-EXEMPT FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2019 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT	113	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company — 26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

TAX-EXEMPT FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management — Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

NORTHERN FUNDS ANNUAL REPORT	115	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND[1,3,4,5,6,7]	INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7]
CA INTERMEDIATE TAX-EXEMPT FUND[1,3,4,5,6,7]	SHORT-INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7]
CA TAX-EXEMPT FUND[1,3,4,5,6,7]	TAX-EXEMPT FUND[1,3,6,7]
HIGH YIELD MUNICIPAL FUND[1,2,3,6,7]

1  Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	117	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

TAX-EXEMPT FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	119	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

NORTHERN MONEY MARKET FUNDS

ANNUAL REPORT

MARC H 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

NORTHERN FUNDS

MANAGED BY

NORTHERN TRUST

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

6	STATEMENTS OF ASSETS AND LIABILITIES

7	STATEMENTS OF OPERATIONS

8	STATEMENTS OF CHANGES IN NET ASSETS

9	FINANCIAL HIGHLIGHTS

13	SCHEDULES OF INVESTMENTS

13	MONEY MARKET FUND
Ticker Symbol: NORXX

19	MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOMXX

27	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

32	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

36	NOTES TO THE FINANCIAL STATEMENTS

43	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

44	TAX AND DISTRIBUTION INFORMATION

45	SHAREHOLDER MEETING RESULTS

46	FUND EXPENSES

47	TRUSTEES AND OFFICERS

51	INVESTMENT CONSIDERATIONS

52	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Money Market Funds. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

The Money Market Fund and the Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets were volatile during the 12 month reporting period ended March 31, 2019, with U.S. stock prices and U.S. Treasury yields reaching multi-year highs in the second half of 2018, only to experience a significant “risk-off” move near year end 2018. The money markets were not immune to the volatility in broader markets. During the fourth quarter of 2018, credit spreads began to widen and the key 3-month LIBOR rate increased meaningfully. After a tumultuous end to 2018, risk assets rebounded in early 2019. Bond yields, especially at the front end of the yield curve, continued to move lower, despite the rally in stocks. The U.S. Federal Reserve (“Fed”) raised the target range for the benchmark fed funds rate by 25 basis points in June, September and December 2018. Importantly for the money markets, the interest rate that the Fed pays on excess reserves was raised by only 20 basis points at its June and December 2018 meetings, compared to the 25-basis-point increases previously seen during the most recent hiking cycle.

In January 2019, a dovish pivot by the Fed was the biggest driver of price action across global markets, as their communications in early 2019 reiterated a patient approach to future changes in monetary policy and a projection of zero hikes in 2019. The market is actually pricing in a meaningful likelihood of rate cuts in 2019. U.S. Treasuries maturing in one year traded at yields higher than two-, three- and five-year U.S. Treasuries at multiple points during the first quarter 2019 as different segments of the yield curve inverted. We viewed the steepness of the money market curve as attractive relative to the expected pace of rate hikes, and beginning in May 2018 added duration to move long relative to the Fund’s peer group. We continue to monitor market pricing closely and to selectively add high quality credits and duration, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

For its most recent fiscal year ended March 31, 2019, the Money Market Fund posted a 2.05% return, compared with the 1.79% return of the iMoneyNet MFR Average™/First Tier Retail category, the Fund’s benchmark. As of March 31, 2019, the Fund’s 7-day current yield was 2.32 percent.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

MONEY MARKET FUND		2.05%	0.72%	0.37%	2.32%

IMONEYNET MFR AVERAGETM/FIRST TIER RETAIL		1.79	0.60	0.35	N/A

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2019. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2019, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 51.

OVERNIGHT (1 BUSINESS DAY)	18.1%
2 - 15 DAYS	26.2
16 - 30 DAYS	11.0
31 - 60 DAYS	19.1
61 - 97 DAYS	13.9
98 - 180 DAYS	11.1
271 - 366 DAYS	0.6

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2019, the Municipal Money Market Fund returned 1.16%, compared with the 1.03% return of its benchmark, the iMoneyNet MFR AverageTM/Tax Free Retail category . Throughout the period, major themes affecting the short duration municipal markets included higher money market yields and the dynamics of tax reform legislation.

During the reporting period, the U.S. Federal Reserve (“Fed”) increased its policy rate by 25 basis points at its June, September and December 2018 meetings. The Fed’s 75-basis-point increase in short-term rates moved short duration municipal yields higher during the reporting period. Short duration municipal investments attracted traditional money market buyers as well as municipal bond funds seeking shorter-term tax-exempt options. Increased demand for municipal investments was spurred by 2017 U.S. federal tax reform, as interest from municipal bonds remained federally tax exempt. Generally speaking, the $10,000 cap on the amount of state and local taxes that can be deducted by federal tax filers increased the relative attractiveness of municipals as an asset class.

During the reporting period, we positioned the Fund to weather the rising rate environment. We invested cash balances in municipal variable rate demand notes, or VRDNs. Municipal VRDNs adjust their rates in a rising rate environment, offer weekly liquidity, have a strong credit profile and can be tendered at par. On average, the Fund’s holdings of daily and weekly municipal VRDNs exceeded 90% of portfolio assets over the reporting period. At certain times, we deployed excess liquidity by adding holdings of fixed-rate tax and revenue anticipation notes. By reporting period end, the Fund’s weighted average maturity was approximately 22 days, in line with the average of the Fund’s benchmark, the iMoneyNet MFR AverageTM/Tax Free Retail category.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

MUNICIPAL MONEY MARKET FUND		1.16%	0.50%	0.27%	1.18%

IMONEYNET MFR AVERAGETM /TAX FREE RETAIL		1.03	0.36	0.21	N/A

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2019. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2019, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 51.

OVERNIGHT (1 BUSINESS DAY)	20.7%
2 - 15 DAYS	67.6
16 - 30 DAYS	1.2
61 - 97 DAYS	2.8
98 - 180 DAYS	4.8
181 - 270 DAYS	2.5
271 - 366 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Government Money Market Fund posted a 1.79% total return for its most recent fiscal year ended March 31, 2019, compared with the 1.49% return of the Fund’s benchmark, iMoneyNet MFR AverageTM /Govt and Agencies Retail category. As of March 31, 2019, the Fund’s seven-day current yield was 2.16%.

Global markets were volatile during the reporting period, with domestic stocks and U.S. Treasury yields both reaching multi-year highs in the second half of 2018 before turning sharply lower in the final three months of 2018. After a tumultuous end to 2018, higher-risk assets rebounded in the first quarter of 2019 to post their strongest first quarter in a decade. Bond yields, especially at the front end of the yield curve, continued to grind lower despite the rally in stocks. The Federal Open Market Committee (FOMC) raised the federal funds target range by 25 basis points in June, September and December of 2018. While economic data was modestly disappointing during the reporting period, a dovish pivot by the FOMC was the largest driver of price action across global markets. The U.S. Federal Reserve’s (“Fed”) communications in early 2019 reiterated a patient approach to future changes in monetary policy and a projection of zero hikes through the remainder of 2019, a significant shift from its 2018 projections. The market remained more pessimistic than the Fed and was pricing in a meaningful likelihood of rate cuts in 2019 as of the end of March 2019. U.S. Treasuries maturing in one year traded at yields higher than two-, three-, and five-year U.S. Treasuries at multiple points during the reporting period, as different segments of the yield curve inverted.

Viewing the steepness of the money market yield curve as attractive in relation to the expected pace of rate hikes, we added duration to be long relative to the Fund’s peer group. We continue to monitor market pricing closely and to add high quality credits and duration in a selective fashion, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

U.S. GOVERNMENT MONEY MARKET FUND		1.79%	0.54%	0.28%	2.16%

IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		1.49	0.40	0.21	N/A

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2019. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2019, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 51.

OVERNIGHT (1 BUSINESS DAY)	34.2%
2 - 15 DAYS	17.2
16 - 30 DAYS	11.9
31 - 60 DAYS	14.6
61 - 97 DAYS	6.1
98 - 180 DAYS	4.6
181 - 270 DAYS	4.2
271 - 366 DAYS	6.8
367 - 397 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Government Select Money Market Fund posted a 1.79% total return for its most recent fiscal year ended March 31, 2019, compared with the 1.49% return of the Fund’s benchmark, iMoneyNet MFR AverageTM/Govt and Agencies Retail category. As of March 31, 2019, the Fund’s seven-day current yield was 2.14%.

Global markets were volatile during the reporting period, with domestic stocks and U.S. Treasury yields both reaching multi-year highs in the second half of 2018 before turning sharply lower in the fourth quarter of 2018. After a tumultuous end to 2018, higher-risk assets rebounded in the first quarter 2019 to post their strongest first quarter in a decade. Bond yields, especially at the front end of the yield curve, continued to grind lower despite the rally in stocks. The Federal Open Market Committee (FOMC) raised the federal funds target range by 25 basis points in June, September and December of 2018. While economic data was modestly disappointing during the reporting period, a dovish pivot by the FOMC was the largest driver of price action across global markets. The U.S. Federal Reserve’s (“Fed”) communications in early 2019 reiterated a patient approach to future changes in monetary policy and a projection of zero hikes through the remainder of 2019, a significant shift from its 2018 projections. The market remained more pessimistic than the Fed and was pricing in a meaningful likelihood of rate cuts in 2019 as of the end of March 2019. U.S. Treasuries maturing in one year traded at yields higher than two-, three-, and five-year U.S. Treasuries at multiple points during the reporting period, as different segments of the yield curve inverted.

Viewing the steepness of the money market yield curve as attractive in relation to the expected pace of rate hikes, we added duration to be long relative to the Fund’s peer group. We continue to monitor market pricing closely and to add high quality credits and duration in a selective fashion, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

U.S. GOVERNMENT SELECT MONEY MARKET FUND		1.79%	0.55%	0.28%	2.14%

IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		1.49	0.40	0.21	N/A

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2019. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2019, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 51.

OVERNIGHT (1 BUSINESS DAY)	43.9%
2 - 15 DAYS	5.3
16 - 30 DAYS	10.5
31 - 60 DAYS	19.7
61 - 97 DAYS	6.0
98 - 180 DAYS	4.4
181 - 270 DAYS	3.5
271 - 366 DAYS	6.3
367 - 397 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2019

Amounts in thousands, except per share data	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$569,583	$478,977	$10,481,824	$2,445,911
Repurchase agreements, at cost, which approximates fair value	38,574	–	8,641,966	1,330,629
Cash	55	48	165,766	2
Interest income receivable	1,469	1,813	27,070	4,892
Receivable for securities sold	–	270	142,082	25,307
Receivable for fund shares sold	143	113	27,115	3,765
Receivable from affiliates for expense reimbursements	6	6	90	19
Prepaid and other assets	11	10	12	7
Total Assets	609,841	481,237	19,485,925	3,810,532
LIABILITIES:
Payable for securities purchased	–	12,541	–	–
Payable for fund shares redeemed	197	–	235,435	12,189
Distributions payable to shareholders	1,145	503	35,317	6,804
Payable to affiliates:
Management fees	38	30	1,229	239
Custody fees	6	3	47	12
Transfer agent fees	2	1	56	11
Trustee fees	2	1	19	18
Accrued other liabilities	81	32	243	79
Total Liabilities	1,471	13,111	272,346	19,352
Net Assets	$608,370	$468,126	$19,213,579	$3,791,180
ANALYSIS OF NET ASSETS:
Capital stock	$608,415	$468,192	$19,213,392	$3,791,162
Distributable earnings	(45)	(66)	187	18
Net Assets	$608,370	$468,126	$19,213,579	$3,791,180
Shares Outstanding ($.0001 par value, unlimited authorization)	608,373	468,127	19,213,425	3,791,200
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED MARCH 31, 2019

Amounts in thousands	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$12,081	$9,953	$373,126	$76,961
Income from affiliates (Note 6)	–	–	127	–
Total Investment Income	12,081	9,953	373,253	76,961
EXPENSES:
Management fees	1,657	2,210	57,155	11,943
Custody fees	90	86	1,836	421
Transfer agent fees	75	100	2,598	543
Registration fees	35	32	127	55
Printing fees	18	16	177	58
Professional fees	44	44	250	88
Trustee fees	11	11	162	42
Other	3	5	277	71
Total Expenses	1,933	2,504	62,582	13,221
Less expenses voluntarily reimbursed by investment adviser	(1)	(2)	–	–
Less expenses contractually reimbursed by investment adviser	(149)	(114)	(1,569)	(457)
Less custodian credits	(2)	(22)	(38)	(5)
Net Expenses	1,781	2,366	60,975	12,759
Net Investment Income	10,300	7,587	312,278	64,202
NET REALIZED GAINS:
Net realized gains (losses) on:
Investments	3	–	261	45
Net Gains	3	–	261	45
Net Increase in Net Assets Resulting from Operations	$10,303	$7,587	$312,539	$64,247

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS FOR THE FISCAL YEARS ENDED MARCH 31,

	MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2019	2018	2019	2018	2019	2018	2019	2018
OPERATIONS:
Net investment income	$10,300	$2,211	$7,587	$4,038	$312,278	$120,845	$64,202	$27,434
Net realized gains	3	–	–	–	261	49	45	9
Net Increase in Net Assets Resulting from Operations	10,303	2,211	7,587	4,038	312,539	120,894	64,247	27,443
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	272,351	171,522	(408,768)	673,039	3,217,513	(486,033)	13,112	497,010
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	272,351	171,522	(408,768)	673,039	3,217,513	(486,033)	13,112	497,010
DISTRIBUTIONS PAID (Note 10):
Distributable earnings	(10,303)	–	(7,589)	–	(312,392)	–	(64,226)	–
From net investment income	–	(2,320)	–	(4,037)	–	(120,883)	–	(27,473)
Total Distributions Paid	(10,303)	(2,320)	(7,589)	(4,037)	(312,392)	(120,883)	(64,226)	(27,473)
Total Increase (Decrease) in Net Assets	272,351	171,413	(408,770)	673,040	3,217,660	(486,022)	13,133	496,980
NET ASSETS:
Beginning of year	336,019	164,606	876,896	203,856	15,995,919	16,481,941	3,778,047	3,281,067
End of year	$608,370	$336,019	$468,126	$876,896	$19,213,579	$15,995,919	$3,791,180	$3,778,047
Accumulated Undistributed Net Investment Income (Loss) (Note 10):	$–	$(45)	$–	$1	$–	$(9)	$–	$(13)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.01	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Net increase from payment by affiliate	–	–	– (3)	– (4)	–
Total from Investment Operations	0.02	0.01	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.01)	– (5)	– (5)	– (5)
From net realized gains	–	–	– (6)	– (6)	–
Total Distributions Paid	(0.02)	(0.01)	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(7)	2.05%	1.10%	0.42%	0.05%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$608,370	$336,019	$164,606	$7,561,742	$8,844,593
Ratio to average net assets of:
Expenses, net of reimbursements and credits(8)	0.35%	0.29%	0.34%	0.26%	0.17%
Expenses, before reimbursements and credits	0.38%	0.43%	0.37%	0.36%	0.39%
Net investment income, net of reimbursements and credits(8)	2.05%	1.09%	0.22%	0.05%	0.01%
Net investment income (loss), before reimbursements and credits	2.02%	0.95%	0.19%	(0.05)%	(0.21)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $136,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $8,190,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(5)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(6)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(7)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.01	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)	–	–	0.01	– (2)	– (2)
Net increase from payment by affiliate	–	–	– (3)	–	–
Total from Investment Operations	0.01	0.01	0.01	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	(0.01)	(0.01)	– (4)	– (4)
From net realized gains	–	–	– (5)	– (5)	– (5)
Total Distributions Paid	(0.01)	(0.01)	(0.01)	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(6)	1.16%	0.79%	0.53%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$468,126	$876,896	$203,856	$5,660,876	$6,273,372
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.35%	0.22%	0.34%	0.09%	0.07%
Expenses, before reimbursements and credits	0.37%	0.38%	0.37%	0.36%	0.39%
Net investment income, net of reimbursements and credits(7)	1.14%	0.81%	0.11%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	1.12%	0.65%	0.08%	(0.26)%	(0.31)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $91,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(5)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(6)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(7)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.01	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.02	0.01	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.01)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.02)	(0.01)	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	1.79%	0.78%	0.12%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$19,213,579	$15,995,919	$16,481,941	$3,359,761	$1,763,668
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.35%	0.22%	0.09%
Expenses, before reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.40%
Net investment income, net of reimbursements and credits(5)	1.80%	0.77%	0.15%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	1.79%	0.76%	0.14%	(0.13)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.01	– (1)	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.02	0.01	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.01)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.02)	(0.01)	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	1.79%	0.78%	0.15%	0.02%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,791,180	$3,778,047	$3,281,067	$3,887,950	$3,359,681
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.35%	0.20%	0.09%
Expenses, before reimbursements and credits	0.37%	0.37%	0.36%	0.36%	0.39%
Net investment income, net of reimbursements and credits(5)	1.78%	0.80%	0.14%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits	1.76%	0.78%	0.13%	(0.15)%	(0.29)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 16.0%

ABS Other – 16.0%

Albion Capital Corp. S.A., 2.47%, 4/4/19	$5,000	$4,999
2.57%, 4/15/19	5,000	4,995

Atlantic Asset Securitization LLC, 2.99%, 6/11/19	3,500	3,480

Barton Capital S.A., 2.77%, 4/17/19	3,000	2,996

Bedford Row Funding Corp., 2.79%, 6/17/19	2,000	1,988

Bennington Stark Capital Co. LLC, 2.81%, 4/18/19	1,500	1,498
2.64%, 5/14/19	5,000	4,984
2.62%, 6/3/19	4,000	3,982

CAFCO LLC 2.74%, 4/23/19	5,000	4,992

Cedar Springs Capital Co. LLC, 2.66%, 5/7/19	1,000	997

Chariot Funding LLC, (Floating, ICE LIBOR USD 1M + 0.12%), 2.62%, 4/23/19 (1)(2)	2,000	2,000

Charta Corp. LLC, 2.74%, 4/23/19	1,250	1,248
2.60%, 6/13/19	5,000	4,974

Concord Minutemen Capital Co. LLC, Class A, 2.89%, 4/8/19	4,000	3,998
2.70%, 5/10/19	3,000	2,991
2.67%, 5/20/19	4,000	3,986

CRC Funding LLC, 2.60%, 6/13/19	5,000	4,974

Crown Point Capital Co. LLC, 2.89%, 4/9/19	3,500	3,498

(Floating, ICE LIBOR USD 1M + 0.20%), 2.69%, 4/12/19 (1)(2)	1,000	1,000

(Floating, ICE LIBOR USD 1M + 0.16%), 2.66%, 4/15/19 (1)(2)	4,000	4,000

Kells Funding LLC, 2.61%, 5/10/19 (1)	6,000	5,983

Lexington Parker Capital Co. LLC, 2.64%, 5/15/19	5,000	4,984

Liberty Street Funding LLC, 2.79%, 5/15/19	1,000	997

LMA Americas LLC, 2.67%, 9/12/19	5,000	4,940

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 16.0% – continued

ABS Other – 16.0% – continued

Matchpoint Finance PLC, 2.65%, 8/15/19	$4,000	$3,960

Ridgefield Funding Co. LLC, (Floating, ICE LIBOR USD 1M + 0.19%), 2.67%, 4/15/19 (1)(2)	1,500	1,500
2.94%, 5/3/19	4,000	3,990
2.86%, 6/17/19	1,500	1,491
2.69%, 9/9/19	2,000	1,976
		97,401
Total ABS Commercial Paper
(Cost $97,401)		97,401

ASSET-BACKED SECURITIES – 0.6%

ABS Other – 0.6%

CNH Equipment Trust 2019-A, 2.75%, 8/15/19	3,873	3,874
Total Asset-Backed Securities
(Cost $3,874)		3,874

CERTIFICATES OF DEPOSIT – 38.8%

Banking – 37.5%
Bank of Montreal, Chicago Branch, (Floating, ICE LIBOR USD 3M + 0.09%), 2.74%, 5/23/19 (2)	3,000	3,000
2.78%, 7/18/19	3,000	3,000
2.75%, 8/6/19	5,000	5,000
Bank of Nova Scotia, Houston Branch, 2.75%, 6/18/19	3,000	3,000
BNP Paribas S.A., New York Branch, (Floating, ICE LIBOR USD 3M + 0.10%), 2.90%, 4/8/19 (2)	1,500	1,500

(Floating, ICE LIBOR USD 1M + 0.14%), 2.63%, 4/12/19 (2)	5,000	5,000

(Floating, ICE LIBOR USD 3M + 0.15%), 2.92%, 4/26/19 (3)	3,000	3,000
2.64%, 9/6/19	1,500	1,500
Canadian Imperial Bank of Commerce, (Floating, ICE LIBOR USD 3M + 0.17%), 2.92%, 4/29/19 (3)	1,000	1,000
Chiba Bank, Ltd., New York Branch 2.70%, 4/30/19	5,000	5,000
2.71%, 5/6/19	3,000	3,000
2.63%, 6/12/19	1,000	1,000
2.65%, 6/20/19	2,000	2,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 38.8% – continued

Banking – 37.5% – continued

Citibank N.A., 2.62%, 9/17/19	$4,000	$4,000

Credit Agricole CIB, New York Branch, (Floating, ICE LIBOR USD 3M + 0.10%), 2.83%, 5/19/19 (2)	1,475	1,475

Credit Agricole S.A., London Branch, 2.68%, 6/3/19	3,000	3,000

Credit Industrial et Commercial, London Branch, 2.87%, 8/2/19	4,000	4,000

Credit Industrial et Commercial, Paris Branch, 2.69%, 7/15/19	5,000	5,000

Credit Suisse A.G., New York Branch, (Floating, ICE LIBOR USD 3M + 0.34%), 3.14%, 4/5/19 (3)	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.25%), 3.05%, 4/8/19 (2)	3,000	3,000
2.64%, 9/20/19	4,000	4,000

DZ Bank A.G. Deutsche Zentral-Genossenschaftsbank, New York, 2.67%, 5/29/19	3,000	3,000
2.63%, 6/19/19	3,000	3,000

HSBC Bank USA N.A., New York Branch 2.50%, 4/1/19	10,000	10,000

ING Bank N.V., Amsterdam Branch, 2.84%, 7/18/19	5,000	5,000
2.64%, 9/23/19	3,000	3,000

KBC Bank N.V., Brussels Branch, 2.73%, 4/23/19	6,000	6,000
2.63%, 5/21/19	3,000	3,000
2.60%, 6/25/19	2,500	2,500

Kookmin Bank, New York, 2.73%, 5/6/19	3,000	3,000
2.62%, 6/13/19	2,000	2,000

Korea Development Bank, New York Branch, 2.70%, 4/8/19	3,000	3,000
2.72%, 8/8/19	3,000	3,000

Mitsubishi UFJ Trust & Banking Corp., 2.79%, 4/16/19	4,500	4,500
2.74%, 4/30/19	4,000	4,000
2.63%, 6/28/19	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 38.8% – continued

Banking – 37.5% – continued

Mizuho Bank Ltd., New York Branch, 2.74%, 4/15/19	$1,000	$1,000
2.70%, 4/17/19	1,750	1,750
2.77%, 4/17/19	2,500	2,500

National Australia Bank Ltd., London Branch, 2.66%, 6/28/19	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.10%), 2.70%, 6/28/19 (2)	3,000	3,000

Natixis S.A., New York Branch, 2.85%, 5/8/19	6,000	6,000

(Floating, ICE LIBOR USD 3M + 0.16%), 2.80%, 5/20/19 (3)	4,000	4,000

Nordea Bank AB, New York Branch, 2.63%, 8/15/19	3,000	3,000

Oversea-Chinese Banking Corp. Ltd., 2.70%, 4/17/19	5,000	5,000

Royal Bank of Canada, New York Branch, 2.62%, 4/17/19	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.17%), 2.78%, 6/7/19 (3)	2,000	2,000

(Floating, ICE LIBOR USD 3M + 0.10%), 2.70%, 6/10/19 (2)	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.21%), 2.81%, 6/11/19 (2)	3,000	3,000

Shizuoka Bank Ltd., New York Branch, 2.72%, 4/22/19	1,000	1,000
2.65%, 5/13/19	5,500	5,500

Skandinaviska Enskilda Bank AB, New York Branch, (Floating, ICE LIBOR USD 1M + 0.16%), 2.65%, 4/12/19 (3)	3,000	3,000

Societe Generale, New York Branch, (Floating, ICE LIBOR USD 3M + 0.18%), 2.92%, 5/7/19 (3)	3,000	3,000

Sumitomo Mitsui Banking Corp., New York Branch, (Floating, ICE LIBOR USD 1M + 0.13%), 2.61%, 4/8/19 (2)	3,000	3,000
2.80%, 5/9/19	2,500	2,500

Sumitomo Mitsui Trust Bank Ltd., London, 2.80%, 4/16/19	3,500	3,500
2.67%, 6/13/19	5,500	5,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 38.8% – continued

Banking – 37.5% – continued
2.64%, 6/24/19	$2,000	$2,000

Svenska Handelsbanken AB, New York Branch, (Floating, ICE LIBOR USD 1M + 0.12%), 2.61%, 4/12/19 (2)	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.10%), 2.72%, 6/4/19 (3)	2,000	2,000

(Floating, ICE LIBOR USD 3M + 0.21%), 2.84%, 6/19/19 (2)	2,500	2,500
2.71%, 7/5/19	500	500

Toronto Dominion Bank, 2.61%, 9/20/19	4,000	4,000

Toronto Dominion Bank, New York Branch, (Floating, ICE LIBOR USD 3M + 0.13%), 2.93%, 4/12/19 (2)	3,000	3,000
2.72%, 5/1/19	5,000	5,000

Wells Fargo Bank N.A., (Floating, ICE LIBOR USD 3M + 0.18%), 2.97%, 4/15/19 (2)	3,500	3,500

(Floating, ICE LIBOR USD 3M + 0.15%), 2.92%, 4/17/19 (2)	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.19%), 2.93%, 5/7/19 (3)	3,000	3,000

(Floating, ICE LIBOR USD 3M + 0.23%), 2.88%, 5/28/19 (2)	3,000	3,000

Westpac Banking Corp., New York Branch, (Floating, ICE LIBOR USD 3M + 0.10%), 2.72%, 6/4/19 (3)	4,000	4,000
		228,225

Finance Companies – 1.3%

Invesco Senior Income Trust, 2.56%, 4/4/19 (4)(5)	8,000	8,000
Total Certificates Of Deposit
(Cost $236,225)		236,225

COMMERCIAL PAPER – 7.4%

Banking – 6.6%

Canadian Imperial Bank of Commerce, (Floating, ICE LIBOR USD 3M + 0.20%), 3.00%, 4/12/19 (3)	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 7.4% – continued

Banking – 6.6% – continued

Commonwealth Bank of Australia, New York Branch, (Floating, ICE LIBOR USD 3M + 0.11%), 2.90%, 4/4/19 (1)(2)	$3,000	$3,000

DBS Bank Ltd., 2.74%, 4/11/19 (1)	4,000	3,997
2.59%, 9/25/19 (1)	3,000	2,962

DBS Bank Ltd., New York Branch, 2.56%, 7/12/19 (1)	4,000	3,971

Korea Development Bank, New York Branch, 2.87%, 5/7/19	2,000	1,994
2.83%, 6/20/19	3,000	2,981

National Australia Bank Ltd., 2.85%, 1/13/20	3,500	3,422

National Australia Bank Ltd., New York Branch, (Floating, ICE LIBOR USD 3M + 0.19%), 2.79%, 6/11/19 (1)(2)	3,000	3,000

Oversea-Chinese Banking Corp. Ltd., (Floating, ICE LIBOR USD 3M + 0.19%), 2.97%, 4/10/19 (1)(3)	3,500	3,500

(Floating, ICE LIBOR USD 1M + 0.16%), 2.64%, 4/18/19(1)(3)	5,000	5,000

UBS A.G., London Branch, (Floating, ICE LIBOR USD 3M + 0.33%), 3.13%, 4/9/19 (3)	3,000	3,000
		39,827

Brokerage – 0.8%

JPMorgan Securities LLC, (Floating, ICE LIBOR USD 3M + 0.14%), 2.94%, 4/8/19 (1)(2)	2,000	2,000
2.73%, 6/14/19 (1)	3,000	2,983
		4,983
Total Commercial Paper
(Cost $44,810)		44,810

CORPORATE BONDS – 0.2%

Banking – 0.2%

PNC Bank N.A. 2.25%, 7/2/19	1,205	1,203
Total Corporate Bonds
(Cost $1,203)		1,203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 10.8%

Banking – 10.8%

Australia and New Zealand Banking Group, 2.46%, 4/2/19	$9,250	$9,250

Credit Industrial et Commercial, Paris Branch, 2.50%, 4/1/19	10,000	10,000

HSBC Holdings PLC, Paris Branch, 2.60%, 4/1/19	2,250	2,250

Royal Bank of Canada, Toronto Branch, 2.50%, 4/3/19	16,250	16,250

Societe Generale, Paris Branch, 2.60%, 4/1/19	13,000	13,000

Zuercher Kantonalbank, Zurich Branch, 2.50%, 4/1/19	15,000	15,000
		65,750
Total Eurodollar Time Deposits
(Cost $65,750)		65,750

U.S. GOVERNMENT OBLIGATIONS – 9.9%

U.S. Treasury Bills – 9.9%
2.33%, 4/2/19 (6)	25,000	24,998
2.38%, 4/11/19 (6)	10,000	9,994
2.39%, 4/30/19 (6)	10,250	10,230
2.37%, 5/23/19 (6)	15,000	14,948
		60,170
Total U.S. Government Obligations
(Cost $60,170)		60,170

MUNICIPAL INVESTMENTS – 9.9%

California – 2.5%

Greentree Senior Apartments II Bonds, 2.49%, 4/8/19 (4)(5)	12,400	12,400

H.W. Hellmann Building L.P. Bonds, 2.49%, 4/8/19 (4)(5)	3,000	3,000
		15,400

Delaware – 0.9%

Capital Source 16 LLC Bonds, 2.68%, 4/8/19 (4)(5)	5,500	5,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 9.9% – continued

Florida – 3.0%

JP Morgan Chase Putters/Drivers Trust for Halifax Various States Revenue Bonds, Series T0024 (JPMorgan Chase Bank N.A. LOC), 2.50%, 4/1/19 (1)(4)(5)	$10,000	$10,000

Taxable Municipal Funding Trust Various States Taxable Floating Rate Certificates Revenue Bonds, Series 20 (Barclays Bank PLC LOC), 2.51%, 4/8/19 (1)(4)(5)	8,000	8,000
		18,000

Minnesota – 0.5%

Hennepin County Bonds, 2.67%, 5/10/19	3,250	3,250

New York – 1.7%

JP Morgan Chase Putters/Drivers Various States Revenue Bonds, Series T0009, 2.50%, 4/1/19 (1)(4)(5)	10,000	10,000

Washington – 1.3%

ASC Admiral Way LLC Bonds, 2.49%, 4/8/19 (4)(5)	8,000	8,000
Total Municipal Investments
(Cost $60,150)		60,150

Investments, at Amortized Cost
( $569,583)		569,583

REPURCHASE AGREEMENTS – 6.4% (7)

Banking – 6.4%

Citigroup Global Markets, Inc., dated 3/29/19, repurchase price $11,576, 2.57%, 4/1/19	11,574	11,574

HSBC Securities (USA), Inc., dated 3/29/19, repurchase price $7,001, 2.50%, 4/1/19	7,000	7,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 6.4% (7) – continued

Banking – 6.4% – continued

JPMorgan Securities LLC, dated 3/29/19, repurchase price $10,002, 2.57%, 4/1/19	$10,000	$10,000

Merrill Lynch, dated 3/29/19, repurchase price $10,023, 2.70%, 5/28/19	10,000	10,000
		38,574
Total Repurchase Agreements
(Cost $38,574)		38,574

Total Investments – 100.0%
(Cost $608,157)		608,157

Other Assets less Liabilities – 0.0%		213
NET ASSETS – 100.0%		$608,370

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)

Variable rate security. Rate as of March 31, 2019 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(3)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(4)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(5)

Variable rate security. Rate as of March 31, 2019 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.

(6)	Discount rate at the time of purchase.
(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

Corporate Bonds	$18,190	0.50% – 5.88%	6/6/24 – 3/1/49

FHLMC	$440	3.50% – 4.50%	3/1/31 – 3/1/48

FNMA	$439	2.00% – 7.00%	10/5/22 – 7/1/27

GNMA	$8,544	2.50% – 7.00%	2/15/26 – 2/15/47

U.S. Treasury Bonds	$11,574	2.75%	11/15/42

U.S. Treasury Notes	$1,107	0.00% – 2.25%	11/30/19 – 11/15/25
Total	$40,294

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ABS - Asset-Backed Securities

CIB - Corporate and Investment Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

LOC - Letter of Credit

USD - United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued MARCH 31, 2019

Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2019:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$608,157	$–	$608,157

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3%

Alabama – 0.5%

Tuscaloosa County IDA Gulf Opportunity Zone Variable Revenue Bonds, Hunt Refining Project (JPMorgan Chase Bank N.A. LOC), 1.57%, 4/8/19 (1)(2)	$2,500	$2,500

Arizona – 0.4%

Arizona State Health Facilities Authority Variable Revenue Bonds, Series C, Banner Health (Bank of America N.A. LOC), 1.50%, 4/1/19 (1)(2)	1,500	1,500

Phoenix IDA Healthcare Facilities Variable Revenue Bonds, Series B, Mayo Clinic, 1.46%, 4/1/19 (1)(2)	650	650
		2,150

California – 1.0%

California State University Bonds, 1.70%, 6/5/19	1,800	1,800

California State Variable Kindergarten G.O. Unlimited Bonds, Series A7 (Citibank N.A. LOC), 1.27%, 4/8/19 (1)(2)	2,800	2,800
		4,600

Colorado – 3.1%

Colorado State General Fund Revenue TRANS, 4.00%, 6/26/19	7,000	7,036

Colorado State HFA SFM Adjustable Revenue Bonds, Class-1-A3, 1.52%, 4/8/19 (1)(2)	1,830	1,830

Colorado State HFA SFM Adjustable Revenue Bonds, Class-1-B-2, 1.49%, 4/8/19 (1)(2)	1,000	1,000

Colorado State HFA SFM Adjustable Revenue Refunding Bonds, Class I (GNMA Insured), 1.50%, 4/8/19 (1)(2)	1,800	1,800

Lower Colorado River Bonds, 1.71%, 6/4/19	2,750	2,750
		14,416

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Delaware – 1.1%

New Castle County Airport Facilities Revenue Adjustable Revenue Bonds, Flightsafety International Inc. Project, 1.53%, 4/8/19 (1)(2)	$5,000	$5,000

Florida – 10.6%

Broward County School District Revenue TANS, 3.00%, 6/12/19	1,000	1,002

Florida State HFA MFH Adjustable Revenue Bonds, Series XX (FNMA Insured), 1.54%, 4/8/19 (1)(2)	3,700	3,700

Florida State Housing Finance Corp. Multifamily Mortgage Variable Revenue Bonds, Series K-1, Autumn Place Apartments (Suntrust Bank LOC), 1.52%, 4/8/19 (1)(2)	5,075	5,075

Florida State Housing Finance Corp. Revenue Refunding Bonds, Series 1, Lighthouse Bay Apartments, 1.50%, 4/8/19 (1)(2)	7,150	7,150

Highlands County Health Facilities Authority Variable Revenue Bonds, Series A, Hospital-Adventist Health System, 1.49%, 4/8/19 (1)(2)	7,170	7,170

Miami-Dade County Seaport Variable Revenue Bonds, Series A (Bank of Tokyo-Mitsubishi UFJ LOC), 1.50%, 4/8/19 (1)(2)	5,100	5,100

Sunshine Florida State Governmental Financing Commission Variable Revenue Bonds, Series A, Miami Dade County Program (MUFG Union Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	9,500	9,500

Tender Option Bond Trust Receipts/Certificates Various States Floaters Special TRB, Series 2018-BAML7001 (Bank of America N.A. LOC), 1.54%, 4/8/19 (1)(2)(3)	10,995	10,995
		49,692

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Georgia – 0.7%

Fulton County Development Authority Variable Revenue Bonds, King’s Ridge Christian School (Branch Banking & Trust Co. LOC), 1.51%, 4/8/19 (1)(2)	$690	$690

Savannah EDA Exempt Facility Variable Revenue Bonds (AMT), Consolidated Utilities Project (Branch Banking & Trust Co. LOC), 1.55%, 4/8/19 (1)(2)	2,430	2,430
		3,120

Illinois – 17.9%

Illinois State Development Finance Authority Variable Convertible Revenue Bonds, Series B, Evanston Northwestern, 1.50%, 4/1/19 (1)(2)	9,380	9,380

Illinois State Development Finance Authority Variable Revenue Bonds, North Park University Project (U.S. Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	4,500	4,500

Illinois State Development Finance Authority Variable Revenue Bonds, Wheaton Academy Project (BMO Harris Bank N.A. LOC), 1.54%, 4/8/19 (1)(2)	3,900	3,900

Illinois State Educational Facilities Authority Adjustable Revenue Bonds, Aurora University (BMO Harris Bank N.A. LOC), 1.52%, 4/8/19 (1)(2)	6,500	6,500

Illinois State Finance Authority Adjustable Revenue Bonds, North Western University, 1.50%, 4/8/19 (1)(2)	2,665	2,665

Illinois State Finance Authority Variable Revenue Bonds, Community Action Partnership (Citibank N.A. LOC), 1.54%, 4/8/19 (1)(2)	2,370	2,370

Illinois State Finance Authority Variable Revenue Bonds, Northwestern Memorial Hospital University, 1.50%, 4/1/19 (1)(2)	4,485	4,485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Illinois – 17.9% – continued

Illinois State Finance Authority Variable Revenue Bonds, Northwestern Memorial Hospital University (U.S. Bank N.A. LOC), 1.50%, 4/1/19 (1)(2)	$600	$600

Illinois State Finance Authority Variable Revenue Bonds, Series A, Community Action Partnership (BMO Harris Bank N.A. LOC), 1.54%, 4/8/19 (1)(2)	2,945	2,945

Illinois State Finance Authority Variable Revenue Bonds, Series D-2, University of Chicago Medical Center (PNC Bank N.A. LOC), 1.46%, 4/1/19 (1)(2)	2,300	2,300

Illinois State Finance Authority Variable Revenue Refunding Bonds, Hospital Sisters Services (Bank of Montreal LOC), 1.49%, 4/8/19 (1)(2)	5,000	5,000

Illinois State Health Facilities Authority Variable Revenue Refunding Bonds, Evanston Hospital Corp., 1.53%, 4/8/19 (1)(2)	4,500	4,500

Quad Cities Regional EDA Adjustable Revenue Bonds, Augustana College (BMO Harris Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	3,700	3,700

RBC Municipal Products, Inc. Trust Revenue Notes, Series 2017-E-100 (AGM Insured), 1.53%, 4/8/19 (1)(2)(3)	14,800	14,800

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2018-XF253, 1.56%, 4/8/19 (1)(2)(3)	6,400	6,400

Tender Option Bond Trust Receipts/Certificates Various States Floaters Special TRB, Series 2017-XG0108 (Barclays Bank PLC LOC), 1.71%, 4/8/19 (1)(2)(3)	10,000	10,000
		84,045

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Indiana – 1.5%

Indiana State Finance Authority Health System Variable Revenue Refunding Bonds, Series I, Sisters of St. Francis Health Services, Inc. (Barclays Bank PLC LOC), 1.52%, 4/1/19 (1)(2)	$6,885	$6,885

Iowa – 1.4%

Iowa State Finance Authority Community Variable Revenue Bonds, Series B, Wesley Retirement Services (Bank of America N.A. LOC), 1.51%, 4/8/19 (1)(2)	900	900

Iowa State Finance Authority Variable Revenue Bonds, Wesley Retirement Services (Bank of America N.A. LOC), 1.51%, 4/8/19 (1)(2)	1,020	1,020

Iowa State Higher Education Loan Authority Private College Facilities Variable Revenue Bonds, Loras College Project (Bank of America N.A. LOC), 1.51%, 4/1/19 (1)(2)	1,000	1,000

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2017-ZM0582, 1.56%, 4/8/19 (1)(2)(3)	3,750	3,750
		6,670

Kansas – 1.3%

Wichita G.O. Unlimited Temporary Notes, Series 296, 3.00%, 10/15/19	6,000	6,041

Kentucky – 0.2%

Lexington-Fayette Urban County Government Variable Revenue Refunding Bonds, Eastland Parkway (Traditional Bank, Inc. LOC), 1.80%, 4/8/19 (1)(2)	1,115	1,115

Louisiana – 0.7%

East Baton Rouge Parish IDB, Inc. Variable Revenue Bonds, Series A, ExxonMobil Project, 1.52%, 4/1/19 (1)(2)	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Louisiana – 0.7% – continued

East Baton Rouge Parish Solid Waste Adjustable Revenue Bonds, ExxonMobil Project, 1.51%, 4/1/19 (1)(2)	$100	$100

Louisiana State Public Facilities Authority Multifamily Variable Revenue Refunding Bonds (FNMA Insured), 1.58%, 4/8/19 (1)(2)	1,000	1,000
		3,100

Maryland – 2.5%

Baltimore County G.O. Unlimited BANS, 4.00%, 3/19/20	2,000	2,044

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Ordenton Christian School (PNC Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	3,535	3,535

Washington Suburban Sanitary District Variable G.O. Unlimited BANS, Series B-3, 1.50%, 4/8/19 (1)(2)	5,970	5,970
		11,549

Massachusetts – 1.2%

Massachusetts State G.O. Limited RANS, Series A, 4.00%, 4/25/19	5,500	5,508

Michigan – 2.6%

Michigan State Finance Authority Variable Revenue Bonds, Series D, Healthcare Equipment Loan Program (JPMorgan Chase Bank N.A. LOC), 1.51%, 4/8/19 (1)(2)	110	110

Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds, Kroger Co. Recovery Zone (Bank of Tokyo-Mitsubishi UFJ LOC), 1.54%, 4/8/19 (1)(2)	12,000	12,000
		12,110

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Minnesota – 3.2%

Minnesota State Higher Education Facilities Authority Revenue Variable Bonds, Series 6Q, Concordia University, St. Paul (U.S. Bank N.A. LOC), 1.51%, 4/1/19 (1)(2)	$5,735	$5,735

Minnetonka City MFH Variable Revenue Bonds, Tonka Creek Project (Bridgewater Bank LOC), 1.58%, 4/8/19 (1)(2)	3,410	3,410

Minnetonka MFH Variable Revenue Refunding Bonds, Minnetonka Hills Apartments (FNMA LOC), 1.59%, 4/8/19 (1)(2)	295	295

Owatonna Housing Variable Revenue Refunding Bonds, Series A, Second Century Project (Bridgewater Bank LOC), 1.61%, 4/8/19 (1)(2)	1,975	1,975

Saint Louis Park MFH Variable Revenue Bonds, Series B, Shoreham Project (Bridgewater Bank LOC), 1.58%, 4/8/19 (1)(2)	3,700	3,700
		15,115

Mississippi – 2.8%

Jackson County Pollution Control Adjustable Revenue Refunding Bonds, Chevron U.S.A., Inc. Project, 1.48%, 4/1/19 (1)(2)	1,000	1,000

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series B, Chevron U.S.A., Inc. Project, 1.48%, 4/1/19 (1)(2)	8,000	8,000

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series C, Chevron U.S.A., Inc. Project, 1.48%, 4/1/19 (1)(2)	200	200

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series F, Chevron U.S.A., Inc. Project, 1.50%, 4/8/19 (1)(2)	3,800	3,800
		13,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Missouri – 3.0%

Bridgeton IDA Variable Revenue Bonds, Stolze Printing Project (Carrollton Bank LOC), 1.56%, 4/8/19 (1)(2)	$1,900	$1,900

Platte County IDA Housing Adjustable Revenue Refunding Bonds, Wexford Place Project, 1.57%, 4/8/19 (1)(2)	4,975	4,975

Saint Charles County IDA Variable Revenue Refunding Bonds, Casalon Apartments Project (FNMA LOC), 1.50%, 4/8/19 (1)(2)	5,125	5,125

Saint Louis Missouri City IDA Variable Revenue Bonds, Mid-America Transplant Services (BMO Harris Bank N.A. LOC), 1.48%, 4/1/19 (1)(2)	2,070	2,070
		14,070

New York – 6.3%

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Bonds, Second General Resolution, 1.50%, 4/1/19 (1)(2)	1,400	1,400

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Second General Resolution, 1.50%, 4/1/19 (1)(2)	200	200

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Second General Resolution Fiscal 201, 1.48%, 4/1/19 (1)(2)	2,000	2,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series F-1, 1.65%, 4/1/19 (1)(2)	1,000	1,000

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Adjustable Revenue Bonds, Subseries B, 1.45%, 4/1/19 (1)(2)	4,500	4,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

New York – 6.3% – continued

New York City Transitional Finance Authority Adjustable Future Tax Secured Revenue Bonds, 1.54%, 4/1/19 (1)(2)	$1,800	$1,800

New York City Transitional Finance Authority Adjustable Future Tax Secured Variable Convertible Revenue Bonds (Multi Modal Bonds), 1.45%, 4/1/19 (1)(2)	2,100	2,100

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds, Subseries A-6, 1.48%, 4/1/19 (1)(2)	4,400	4,400

New York Mortgage Agency Home Owner Mortgage Variable Revenue Bonds, Non Ace Series 207, 1.49%, 4/8/19 (1)(2)	9,000	9,000

New York State Housing Finance Agency 100 Maiden Loan Variable Revenue Bonds (FNMA LOC), 1.50%, 4/8/19 (1)(2)	1,000	1,000

New York State Housing Finance Agency Variable Revenue Bonds, 316 Eleventh Avenue Housing, Series A (FNMA LOC), 1.58%, 4/8/19 (1)(2)	1,100	1,100

New York Variable G.O. Unlimited Bonds, Series D, Fiscal 2019, 1.52%, 4/1/19 (1)(2)	1,000	1,000
		29,500

Ohio – 4.3%

Allen County Hospital Facilities Adjustable Revenue Bonds, Series C, Catholic Healthcare (Union Bank N.A. LOC), 1.49%, 4/1/19 (1)(2)	2,250	2,250

Ohio State Higher Educational Facilities Commission Hospital Revenue Bonds, Cleveland Clinic Health System, 1.50%, 4/1/19 (1)(2)	2,500	2,500

Ohio State University Variable Revenue Bonds, Series B, 1.46%, 4/8/19 (1)(2)	8,000	8,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Ohio – 4.3% – continued

Tender Option Bond Trust Floaters Revenue Bonds, Series 2019-YX1102 (Barclays Bank PLC LOC), 1.78%, 4/8/19 (1)(2)(3)	$7,570	$7,570
		20,320

Oregon – 0.1%

Oregon State Facilities Authority Variable Revenue Bonds, Series A, Quatama Crossing Housing (FNMA LOC), 1.58%, 4/8/19 (1)(2)	300	300

Pennsylvania – 4.2%

Lancaster County Hospital Authority Variable Revenue Bonds, Series D, Masonic Homes Project (JPMorgan Chase Bank N.A. LOC), 1.49%, 4/1/19 (1)(2)	3,300	3,300

RBC Municipal Products, Inc. Trust Revenue Bonds, Series E-101, Floater Certificates (Royal Bank of Canada LOC), 1.53%, 4/8/19 (1)(2)	5,000	5,000

RBC Municipal Products, Inc., Trust Floater Certificates For All Revenue Bonds, Series E-111 (Royal Bank of Canada LOC), 1.55%, 4/1/19 (1)(2)	7,000	7,000

West Cornwall Township Municipal Authority Senior Living Facility Variable Revenue Bonds, Lebanon Valley (PNC Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	4,215	4,215
		19,515

South Carolina – 3.6%

South Carolina Public Service Bonds, 1.75%, 4/2/19	17,000	17,000

South Dakota – 0.5%

South Dakota HDA MFH Variable Revenue Bonds, Country Meadows Apartments Project, 1.50%, 4/8/19 (1)(2)	2,500	2,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Tennessee – 4.5%

Blount County Public Building Authority Variable Revenue Bonds, Series E-6-A, Local Government Public Improvement (County Gtd.) (Branch Banking & Trust Co. LOC), 1.52%, 4/8/19 (1)(2)	$1,130	$1,130

Blount County Public Building Authority Variable Revenue Bonds, Series E-7-A, Local Government Public Improvement (County Gtd.) (Branch Banking & Trust Co. LOC), 1.52%, 4/8/19 (1)(2)	2,275	2,275

Knox County Health & Educational Facilities Board Variable Revenue Bonds, Johnson Bible College Project (Home Federal Bank of Tennessee LOC), 1.52%, 4/8/19 (1)(2)	1,900	1,900

Sevier County Public Building Authority Variable Revenue Bonds, Series 6-A1, Local Government Public Improvement (County Gtd.), 1.52%, 4/8/19 (1)(2)	7,040	7,040

Sevier County Public Building Authority Variable Revenue Bonds, Series V-V B-1, Local Government Public Improvement (Branch Banking & Trust LOC), 1.52%, 4/8/19 (1)(2)	2,740	2,740

Shelby County Health Educational & Housing Facilities Board Variable Revenue Bonds, Methodist Le Bonheur (AGM Insured), 1.45%, 4/1/19 (1)(2)	6,000	6,000
		21,085

Texas – 17.0%

Bexar County Health Facilities Corp. Health Care Revenue Bonds, Series A, El Centro Del Barrio (JPMorgan Chase Bank N.A. LOC), 1.56%, 4/8/19 (1)(2)	6,295	6,295

Bexar County HFA Variable Revenue Refunding Bonds, Altamonte Apartments Project (FNMA LOC), 1.57%, 4/8/19 (1)(2)	3,100	3,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Texas – 17.0% – continued

Bexar Housing Finance Corp. Variable Revenue Refunding Bonds, Palisades Park Apartments Project, 1.58%, 4/8/19 (1)(2)	$3,280	$3,280

Brazos Harbor Industrial Development Corp. Variable Revenue Refunding Bonds, BASF Corp. Project, 1.56%, 4/8/19 (1)(2)	2,400	2,400

Denton Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF - Gtd.), 1.60%, 4/8/19 (1)(2)	3,000	3,000

Harris County Cultural Educational Facilities Finance Corp. Variable Revenue Bonds, Subseries C-1, Methodist Hospital, 1.50%, 4/1/19 (1)(2)	5,400	5,400

Harris County Cultural Educational Facilities Finance Corp. Variable Revenue Bonds, Subseries C-2, Methodist Hospital, 1.50%, 4/1/19 (1)(2)	4,155	4,155

Harris County Hospital District Variable Revenue Refunding Bonds, Senior Lien (JPMorgan Chase Bank N.A. LOC), 1.53%, 4/8/19 (1)(2)	2,005	2,005

JP Morgan Chase Putters/Drivers Trust for Harris County Various States Revenue Bonds, Series 5018 (JPMorgan Chase Bank N.A. LOC), 1.54%, 4/1/19 (1)(2)(3)	2,000	2,000

Lower Neches Valley Authority Industrial Development Corp. Variable Revenue Bonds, Series A, ExxonMobil Project, 1.47%, 4/1/19 (1)(2)	200	200

Lower Neches Valley Authority Industrial Development Corp. Variable Revenue Bonds, Subseries B-2 (AMT), 1.51%, 4/1/19 (1)(2)	300	300

Lower Neches Valley Authority Industrial Development Corp. Variable Revenue Refunding Bonds, Series A, ExxonMobil Project,, 1.45%, 4/1/19 (1)(2)	600	600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Texas – 17.0% – continued

Mesquite Independent School District Variable G.O. Unlimited Bonds, Series A, School Building (PSF - Gtd.), 1.54%, 4/8/19 (1)(2)	$2,240	$2,240

Northwest Independent School District Variable G.O. Unlimited Bonds (PSF - Gtd.), 1.54%, 4/8/19 (1)(2)	500	500

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Variable Revenue Bonds, Series A, Total Petrochemicals, 1.56%, 4/8/19 (1)(2)	5,000	5,000

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Variable Revenue Bonds, Total Petrochemicals, 1.56%, 4/8/19 (1)(2)	14,100	14,100

San Antonio Housing Finance Corp. MFH Variable Revenue Bonds, Artisan San Pedro Apartments Project (FHLMC LOC), 1.50%, 4/8/19 (1)(2)	5,200	5,200

Texas State TRANS, 4.00%, 8/29/19	19,900	20,070
		79,845

Utah – 0.5%

Murray City Utah Hospital Variable Revenue Bonds, Health Services Inc., Series B, 1.54%, 4/8/19 (1)(2)	2,200	2,200

Washington – 1.4%

Washington State Higher Education Facilities Authority Variable Revenue Bonds, Whitman College Project, 1.52%, 4/8/19 (1)(2)	3,005	3,005

Washington State Housing Finance Commission Variable Revenue Bonds, Draw Down Redmond Ridge Apartments (FHLB LOC), 1.50%, 4/8/19 (1)(2)	3,500	3,500
		6,505

Wisconsin – 2.2%

Milwaukee RANS, Series M10, 4.00%, 9/30/19	6,000	6,059

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 102.3% – continued

Wisconsin – 2.2% – continued

Shawano County Revenue BANS, 3.00%, 9/1/19	$3,000	$3,007

Sun Prairie Development Variable Revenue Bonds, YMCA Dane County Project (U.S. Bank N.A. LOC), 1.50%, 4/8/19 (1)(2)	470	470

Wisconsin Bonds, 1.77%, 6/6/19	735	735
		10,271

Municipal States Pooled Securities – 2.0%

BlackRock Muniyield Quality Fund III, Inc. (AMT) 1.89%, 4/8/19 (1)(2)(3)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2017-XM0492 1.53%, 4/8/19 (1)(2)(3)	4,250	4,250
		9,250
Total Municipal Investments
(Cost $478,977)		478,977

Total Investments – 102.3%
(Cost $478,977)		478,977

Liabilities less Other Assets – (2.3%)		(10,851)
NET ASSETS – 100.0%		$468,126

(1)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(2)

Variable rate security. Rate as of March 31, 2019 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.

(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued MARCH 31, 2019

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HDA - Housing Develoment Authority

HFA - Housing Finance Authority

IDA - Industrial Development Authority

IDB - Industrial Development Board

LOC - Letter of Credit

MFH - Multi-Family Housing

PCR - Pollution Control Revenue

PSF - Permanent School Fund

RANS - Revenue Anticipation Notes

SFM - Single Family Mortgage

TANS - Tax Anticipation Notes

TRANS - Tax Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Hospital	21.3%
Housing	12.3
IDB & PCR	7.8
School	6.5
State	17.1
Transportation	5.2
University	9.4
Water & Sewer	5.0
All other sectors less than 5%	15.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2019:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund (1)	$–	$478,977	$–	$478,977

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.4% (1)

Federal Farm Credit Bank – 10.3%

FFCB Bonds, 2.30%, 6/11/19	$35,000	$34,995

FFCB Discount Notes, 2.18%, 4/5/19 (2)	5,000	4,999
2.17%, 4/9/19 (2)	16,000	15,992
2.27%, 4/9/19 (2)	20,000	19,990
2.26%, 4/10/19 (2)	12,000	11,993
2.26%, 4/12/19 (2)	3,000	2,998
2.26%, 4/18/19 (2)	19,000	18,980
2.28%, 4/25/19 (2)	26,000	25,961
2.34%, 4/30/19 (2)	5,000	4,991
2.35%, 5/2/19 (2)	5,000	4,990
2.34%, 5/3/19 (2)	14,000	13,971
2.29%, 5/8/19 (2)	20,000	19,954
2.36%, 5/20/19 (2)	7,000	6,978
2.38%, 5/21/19 (2)	35,000	34,886
2.54%, 5/23/19 (2)	9,000	8,967
2.30%, 5/28/19 (2)	20,000	19,928
2.35%, 6/17/19 (2)	15,000	14,926
2.42%, 7/9/19 (2)	20,000	19,869
2.46%, 7/26/19 (2)	14,000	13,890
2.67%, 8/26/19 (2)	15,000	14,839
2.67%, 9/3/19 (2)	20,000	19,774
2.68%, 9/10/19 (2)	25,000	24,703
2.68%, 9/16/19 (2)	13,000	12,840
2.68%, 9/17/19 (2)	25,000	24,690
2.69%, 9/17/19 (2)	16,000	15,801
2.69%, 9/24/19 (2)	11,000	10,857
2.51%, 10/4/19 (2)	25,000	24,680
2.71%, 10/15/19 (2)	25,000	24,635
2.72%, 10/28/19 (2)	15,000	14,765
2.73%, 10/31/19 (2)	4,000	3,936
2.64%, 11/18/19 (2)	48,000	47,199
2.74%, 11/20/19 (2)	20,000	19,650

FFCB Notes,
(Floating, U.S. Federal Funds - 0.01%), 2.40%, 4/1/19 (3)	75,000	74,997
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/1/19 (3)	35,000	35,000
(Floating, U.S. Federal Funds + 0.02%), 2.43%, 4/1/19 (3)	8,000	8,000
(Floating, U.S. Federal Funds + 0.03%), 2.44%, 4/1/19 (3)	55,000	54,998

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.4% (1) – continued

Federal Farm Credit Bank – 10.3% – continued
(Floating, U.S. Federal Funds + 0.13%), 2.54%, 4/1/19 (3)	$55,000	$55,000
(Floating, U.S. Federal Funds + 0.15%), 2.56%, 4/1/19 (3)	20,000	19,997
(Floating, ICE LIBOR USD 3M - 0.14%), 2.66%, 4/1/19 (3)	75,000	75,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.41%, 4/2/19 (3)	80,000	79,996
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/2/19 (3)	40,000	40,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.41%, 4/3/19 (3)	125,000	124,997
(Floating, ICE LIBOR USD 1M - 0.05%), 2.43%, 4/6/19 (3)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.45%, 4/7/19 (3)	80,000	80,000
(Floating, ICE LIBOR USD 1M - 0.08%), 2.42%, 4/13/19 (3)	80,000	79,998
(Floating, ICE LIBOR USD 1M - 0.08%), 2.42%, 4/13/19 (3)	50,000	49,997
(Floating, ICE LIBOR USD 1M + 0.00%), 2.49%, 4/14/19 (3)	65,000	65,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.45%, 4/15/19 (3)	110,000	109,996
(Floating, ICE LIBOR USD 1M - 0.08%), 2.40%, 4/16/19 (3)	40,000	40,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.45%, 4/20/19 (3)	85,000	85,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.46%, 4/20/19 (3)	175,000	174,966
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/23/19 (3)	30,000	30,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.55%, 5/13/19 (3)	60,000	60,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.47%, 6/27/19 (3)	15,000	15,000
		1,970,569

Federal Home Loan Bank – 25.8%

FHLB Bonds,
2.50%, 5/20/19	80,000	79,997
2.43%, 6/6/19	125,000	125,000
0.88%, 8/5/19	30,000	29,817
1.00%, 9/26/19	22,620	22,443
1.50%, 10/21/19	57,700	57,299
2.55%, 12/19/19	35,000	35,000
2.57%, 3/12/20	150,000	150,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.4% (1) – continued

Federal Home Loan Bank – 25.8% – continued
2.58%, 3/20/20	$170,000	$170,000

FHLB Discount Notes,
2.43%, 4/10/19 (2)	50,000	49,970
2.43%, 4/12/19 (2)	45,000	44,967
2.43%, 4/22/19 (2)	35,000	34,951
2.28%, 4/24/19 (2)	30,000	29,954
2.41%, 4/24/19 (2)	185,000	184,718
2.44%, 5/1/19 (2)	35,000	34,930
2.42%, 5/2/19 (2)	25,000	24,948
2.41%, 5/3/19 (2)	52,750	52,637
2.41%, 5/10/19 (2)	520,000	518,649
2.42%, 5/17/19 (2)	161,000	160,504
2.50%, 5/20/19 (2)	160,000	159,460
2.51%, 5/20/19 (2)	160,000	159,460
2.50%, 5/28/19 (2)	140,000	139,449
2.50%, 6/4/19 (2)	75,000	74,666
2.46%, 6/13/19 (2)	30,000	29,852
2.52%, 6/19/19 (2)	19,000	18,896
2.54%, 6/19/19 (2)	65,000	64,643
2.44%, 6/21/19 (2)	175,000	174,043
2.46%, 7/15/19 (2)	50,000	49,646
2.41%, 7/29/19 (2)	25,000	24,799
2.45%, 7/29/19 (2)	60,000	59,518
2.41%, 7/31/19 (2)	115,000	114,061
2.46%, 7/31/19 (2)	60,000	59,510
2.49%, 10/11/19 (2)	15,000	14,803

FHLB Notes,
(Floating, U.S. SOFR + 0.02%), 2.42%, 4/1/19 (3)	40,000	40,000
(Floating, U.S. SOFR + 0.03%), 2.43%, 4/1/19 (3)	125,000	125,000
(Floating, U.S. SOFR + 0.07%), 2.47%, 4/1/19 (3)	61,000	61,000
(Floating, U.S. SOFR + 0.08%), 2.51%, 4/1/19 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/5/19 (3)	170,000	170,000
(Floating, ICE LIBOR USD 3M - 0.16%), 2.63%, 4/5/19 (3)	19,285	19,292
(Floating, ICE LIBOR USD 3M - 0.21%), 2.59%, 4/6/19 (3)	100,000	100,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.39%, 4/15/19 (4)	80,000	80,000
(Floating, ICE LIBOR USD 1M - 0.10%), 2.39%, 4/20/19 (3)	105,000	105,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.4% (1) – continued

Federal Home Loan Bank – 25.8% – continued
(Floating, ICE LIBOR USD 1M - 0.05%), 2.44%, 4/20/19 (3)	$95,000	$95,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/21/19 (3)	170,000	170,000
(Floating, ICE LIBOR USD 1M - 0.11%), 2.38%, 4/23/19 (3)	50,000	50,000
(Floating, ICE LIBOR USD 1M - 0.11%), 2.38%, 4/24/19 (3)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/24/19 (4)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.43%, 4/26/19 (4)	55,000	55,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/27/19 (3)	175,000	175,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.45%, 4/28/19 (3)	175,000	175,000
(Floating, ICE LIBOR USD 3M - 0.32%), 2.38%, 5/9/19 (4)	175,000	174,988
(Floating, ICE LIBOR USD 3M - 0.20%), 2.45%, 5/26/19 (3)	80,000	80,000
(Floating, ICE LIBOR USD 3M - 0.21%), 2.39%, 6/25/19 (3)	205,000	205,000
		4,963,870

Federal Home Loan Mortgage Corporation – 1.0%

FHLMC Notes, (Floating, U.S. SOFR + 0.02%), 2.42%, 4/1/19 (3)	185,000	185,000

Federal National Mortgage Association – 0.3%

FNMA Bonds, 1.00%, 10/24/19	40,000	39,654

FNMA Notes, (Floating, U.S. SOFR + 0.10%), 2.53%, 4/1/19 (3)	25,000	25,000
		64,654
Total U.S. Government Agencies
(Cost $7,184,093)		7,184,093

U.S. GOVERNMENT OBLIGATIONS – 17.1%

U.S. Treasury Bills – 3.8%
2.29%, 5/23/19 (2)	65,000	64,786
2.32%, 6/20/19 (2)	210,000	208,900
2.37%, 6/20/19 (2)	210,000	208,900
2.48%, 7/5/19 (2)	25,000	24,836
2.49%, 7/5/19 (2)	65,000	64,572
2.47%, 1/2/20 (2)	70,000	68,688

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 17.1% – continued

U.S. Treasury Bills – 3.8% – continued
2.48%, 1/2/20 (2)	$30,000	$29,438
2.48%, 1/30/20 (2)	25,000	24,482
2.40%, 3/26/20 (2)	40,000	39,036
		733,638

U.S. Treasury Floating Rate Notes – 1.2%

(Floating, U.S. Treasury 3M Bill MMY + 0.00%), 2.43%, 4/1/19 (3)	70,000	69,971

(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 2.47%, 4/1/19 (3)	100,000	99,987

(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 2.49%, 4/1/19 (3)	58,000	58,001
		227,959

U.S. Treasury Notes – 12.1%
1.25%, 4/30/19	123,000	122,901
1.63%, 4/30/19	200,000	199,888
3.13%, 5/15/19	310,000	310,292
1.38%, 7/31/19	70,000	69,716
1.63%, 7/31/19	225,000	224,275
1.00%, 10/15/19	75,000	74,329
1.50%, 10/31/19	180,000	178,875
3.38%, 11/15/19	145,000	145,621
1.50%, 11/30/19	100,000	99,314
1.63%, 12/31/19	235,000	233,155
1.38%, 1/15/20	80,000	79,271
3.63%, 2/15/20	515,000	519,362
1.38%, 3/31/20	80,000	79,135
		2,336,134
Total U.S. Government Obligations
(Cost $3,297,731)		3,297,731

Investments, at Amortized Cost
( $10,481,824)		10,481,824

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 45.0%

Joint Repurchase Agreements – 0.1% (5)(6)

Bank of America Securities LLC, dated 3/29/19, repurchase price $6,116, 2.44%, 4/5/19	$6,113	$6,113

Societe Generale, New York Branch, dated 3/29/19, repurchase price $6,116, 2.55%, 4/5/19	6,113	6,113
		12,226

Repurchase Agreements – 44.9% (7)

BNP Paribas S.A., dated 3/25/19, repurchase price $701,495, 2.48%, 4/25/19	700,000	700,000

BNY Mellon Capital Markets LLC, dated 3/29/19, repurchase price $1,000,217, 2.60%, 4/1/19	1,000,000	1,000,000

Citigroup Global Markets, Inc., dated 3/29/19, repurchase price $4,741, 2.55%, 4/1/19	4,740	4,740

Federal Reserve Bank of New York, dated 3/29/19, repurchase price $75,014, 2.25%, 4/1/19	75,000	75,000

ING Financial Markets LLC, dated 3/29/19, repurchase price $650,139, 2.57%, 4/1/19	650,000	650,000

JPMorgan Securities LLC, dated 3/29/19, repurchase price $50,010, 2.45%, 4/1/19	50,000	50,000

NatWest Markets PLC, dated 3/27/19, repurchase price $1,250,632, 2.60%, 4/3/19	1,250,000	1,250,000

NatWest Markets PLC, dated 3/27/19, repurchase price $250,127, 2.61%, 4/3/19	250,000	250,000

NatWest Markets PLC, dated 3/29/19, repurchase price $680,145, 2.56%, 4/1/19	680,000	680,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 45.0% – continued

Repurchase Agreements – 44.9% (7) – continued

Nomura Securities International, Inc., dated 3/29/19, repurchase price $2,970,634, 2.56%, 4/1/19	$2,970,000	$2,970,000

Royal Bank of Canada, New York Branch, dated 3/20/19, repurchase price $1,000,988, 2.54%, 4/5/19	1,000,000	1,000,000
		8,629,740
Total Repurchase Agreements
(Cost $8,641,966)		8,641,966

Total Investments – 99.5%
(Cost $19,123,790)		19,123,790

Other Assets less Liabilities – 0.5%		89,789
NET ASSETS – 100.0%		$19,213,579

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2019 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$12,478	0.13% – 1.38%	4/15/19 – 1/15/20

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLB	$538,967	0.00% – 5.75%	4/1/19 – 3/19/38

FHLMC	$1,259,675	0.00% – 8.00%	4/15/19 – 4/1/49

FNMA	$2,457,425	0.00% – 9.00%	4/30/19 – 1/1/57

GNMA	$266,178	2.00% – 8.50%	9/15/24 – 10/20/68

TVA	$78,870	0.00% – 7.13%	3/15/21 – 9/15/65

U.S. Treasury Bills	$412,412	0.00%	4/4/19 – 1/2/20

U.S. Treasury Bonds	$1,256,438	0.00% – 8.50%	5/15/19 – 2/15/49

U.S. Treasury Notes	$2,558,656	0.13% – 3.50%	4/15/19 – 2/15/29

Total	$8,828,621

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MMY - Money Market Yield

SOFR - Secured Overnight Financing Rate

TVA - Tennessee Valley Authority

USD - United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2019:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$19,123,790	$–	$19,123,790

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.4% (1)

Federal Farm Credit Bank – 15.1%

FFCB Bonds, 2.30%, 6/11/19	$7,000	$6,999

FFCB Discount Notes, 2.28%, 4/1/19 (2)	75,000	75,000
2.42%, 4/3/19 (2)	36,000	35,995
2.18%, 4/5/19 (2)	1,000	1,000
2.17%, 4/9/19 (2)	3,000	2,999
2.26%, 4/12/19 (2)	3,000	2,998
2.26%, 4/18/19 (2)	4,000	3,996
2.43%, 4/22/19 (2)	45,000	44,937
2.28%, 4/25/19 (2)	6,000	5,991
2.34%, 4/30/19 (2)	1,000	998
2.35%, 5/2/19 (2)	1,000	998
2.34%, 5/3/19 (2)	3,000	2,994
2.29%, 5/8/19 (2)	5,000	4,988
2.51%, 5/17/19 (2)	11,000	10,965
2.36%, 5/20/19 (2)	2,000	1,994
2.38%, 5/21/19 (2)	5,000	4,984
2.54%, 5/23/19 (2)	2,000	1,993
2.30%, 5/28/19 (2)	5,000	4,982
2.35%, 6/17/19 (2)	3,000	2,985
2.42%, 7/9/19 (2)	5,000	4,967
2.67%, 8/26/19 (2)	5,000	4,946
2.67%, 9/3/19 (2)	5,000	4,943
2.68%, 9/10/19 (2)	5,000	4,941
2.68%, 9/16/19 (2)	3,000	2,963
2.68%, 9/17/19 (2)	5,000	4,938
2.69%, 9/17/19 (2)	3,000	2,963
2.69%, 9/24/19 (2)	2,000	1,974
2.71%, 10/15/19 (2)	5,000	4,927
2.72%, 10/28/19 (2)	5,000	4,922
2.73%, 10/31/19 (2)	1,000	984
2.74%, 11/20/19 (2)	5,000	4,913

FFCB Notes,
(Floating, U.S. Federal Funds - 0.01%), 2.40%, 4/1/19 (3)	18,000	17,999
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/1/19 (3)	8,000	8,000
(Floating, U.S. Federal Funds + 0.02%), 2.43%, 4/1/19 (3)	2,000	2,000
(Floating, U.S. Federal Funds + 0.03%), 2.44%, 4/1/19 (3)	15,000	14,999
(Floating, U.S. Federal Funds + 0.13%), 2.54%, 4/1/19 (3)	25,000	25,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.4% (1) – continued

Federal Farm Credit Bank – 15.1% – continued
(Floating, U.S. Federal Funds + 0.15%), 2.56%, 4/1/19 (3)	$5,000	$4,999
(Floating, ICE LIBOR USD 3M - 0.14%), 2.66%, 4/1/19 (3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.41%, 4/2/19 (3)	20,000	19,999
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/2/19 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.41%, 4/3/19 (3)	25,000	24,999
(Floating, ICE LIBOR USD 1M - 0.03%), 2.45%, 4/7/19 (3)	15,000	15,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.43%, 4/11/19 (3)	5,000	5,000
(Floating, ICE LIBOR USD 1M - 0.08%), 2.42%, 4/13/19 (3)	30,000	29,999
(Floating, ICE LIBOR USD 1M + 0.00%), 2.49%, 4/14/19 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.03%), 2.45%, 4/15/19 (3)	20,000	19,999
(Floating, ICE LIBOR USD 1M - 0.08%), 2.40%, 4/16/19 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.45%, 4/20/19 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/23/19 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.08%), 2.41%, 4/25/19 (3)	24,000	24,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.55%, 5/13/19 (3)	15,000	15,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.47%, 6/27/19 (3)	5,000	5,000
		573,170

Federal Home Loan Bank – 32.3%

FHLB Bonds, 2.50%, 5/20/19	15,000	14,999
2.43%, 6/6/19	25,000	25,000
0.88%, 8/5/19	5,000	4,970
1.00%, 9/26/19	4,000	3,969
1.50%, 10/21/19	10,000	9,931
2.55%, 12/19/19	5,000	5,000
2.57%, 3/12/20	25,000	25,000
2.58%, 3/20/20	35,000	35,000

FHLB Discount Notes, 2.43%, 4/10/19 (2)	10,000	9,994
2.43%, 4/12/19 (2)	15,000	14,989

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.4% (1) – continued

Federal Home Loan Bank – 32.3% – continued
2.43%, 4/22/19 (2)	$19,000	$18,973
2.28%, 4/24/19 (2)	5,000	4,992
2.44%, 4/24/19 (2)	40,000	39,939
2.44%, 5/1/19 (2)	10,000	9,980
2.42%, 5/2/19 (2)	5,000	4,990
2.41%, 5/3/19 (2)	28,000	27,940
2.41%, 5/10/19 (2)	110,000	109,714
2.42%, 5/17/19 (2)	215,000	214,337
2.50%, 5/20/19 (2)	30,000	29,899
2.51%, 5/20/19 (2)	30,000	29,899
2.50%, 5/28/19 (2)	25,000	24,902
2.50%, 6/4/19 (2)	15,000	14,933
2.46%, 6/13/19 (2)	5,000	4,975
2.52%, 6/19/19 (2)	5,000	4,973
2.54%, 6/19/19 (2)	10,000	9,945
2.42%, 6/21/19 (2)	10,000	9,945
2.44%, 6/21/19 (2)	25,000	24,863
2.46%, 7/15/19 (2)	10,000	9,929
2.41%, 7/29/19 (2)	5,000	4,960
2.45%, 7/29/19 (2)	10,000	9,920
2.41%, 7/31/19 (2)	20,000	19,837
2.46%, 7/31/19 (2)	10,000	9,918
2.49%, 10/11/19 (2)	5,000	4,934

FHLB Notes,
(Floating, U.S. SOFR + 0.02%), 2.42%, 4/1/19 (3)	60,000	60,000
(Floating, U.S. SOFR + 0.03%), 2.43%, 4/1/19 (3)	25,000	25,000
(Floating, U.S. SOFR + 0.07%), 2.47%, 4/1/19 (3)	12,000	12,000
(Floating, U.S. SOFR + 0.08%), 2.51%, 4/1/19 (3)	5,000	5,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/5/19 (3)	35,000	35,000
(Floating, ICE LIBOR USD 3M - 0.21%), 2.59%, 4/6/19 (3)	22,000	22,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.39%, 4/15/19 (4)	45,000	45,000
(Floating, ICE LIBOR USD 1M - 0.10%), 2.39%, 4/20/19 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.44%, 4/20/19 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/21/19 (3)	20,000	20,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.4% (1) – continued

Federal Home Loan Bank – 32.3% – continued
(Floating, ICE LIBOR USD 1M - 0.11%), 2.38%, 4/23/19 (3)	$25,000	$25,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.42%, 4/24/19 (4)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.43%, 4/26/19 (4)	10,000	10,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.43%, 4/27/19 (3)	25,000	25,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.45%, 4/28/19 (3)	20,000	20,000
(Floating, ICE LIBOR USD 3M - 0.32%), 2.38%, 5/9/19 (4)	40,000	39,997
(Floating, ICE LIBOR USD 3M - 0.20%), 2.45%, 5/26/19 (3)	15,000	15,000
(Floating, ICE LIBOR USD 3M - 0.21%), 2.39%, 6/25/19 (3)	18,000	18,000
		1,225,546
Total U.S. Government Agencies
(Cost $1,798,716)		1,798,716

U.S. GOVERNMENT OBLIGATIONS – 17.1%

U.S. Treasury Bills – 4.3%
2.29%, 5/23/19 (2)	15,000	14,951
2.32%, 6/20/19 (2)	50,000	49,745
2.37%, 6/20/19 (2)	50,000	49,732
2.48%, 7/5/19 (2)	5,000	4,967
2.49%, 7/5/19 (2)	10,000	9,934
2.47%, 1/2/20 (2)	15,000	14,719
2.48%, 1/2/20 (2)	5,000	4,906
2.48%, 1/30/20 (2)	5,000	4,896
2.40%, 3/26/20 (2)	10,000	9,759
		163,609

U.S. Treasury Floating Rate Notes – 1.4%
(Floating, U.S. Treasury 3M Bill MMY + 0.00%), 2.43%, 4/1/19 (3)	20,000	19,992
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 2.47%, 4/1/19 (3)	20,000	19,997
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 2.49%, 4/1/19 (3)	12,000	12,000
		51,989

U.S. Treasury Notes – 11.4%
1.25%, 4/30/19	26,000	25,979

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 17.1% – continued

U.S. Treasury Notes – 11.4% – continued
1.63%, 4/30/19	$27,000	$26,985
3.13%, 5/15/19	65,000	65,061
1.38%, 7/31/19	10,000	9,960
1.63%, 7/31/19	50,000	49,839
1.00%, 10/15/19	14,000	13,875
1.50%, 10/31/19	35,000	34,781
3.38%, 11/15/19	25,000	25,107
1.50%, 11/30/19	20,000	19,863
1.63%, 12/31/19	40,000	39,684
1.38%, 1/15/20	15,000	14,863
3.63%, 2/15/20	90,000	90,762
1.38%, 3/31/20	15,000	14,838
		431,597
Total U.S. Government Obligations
(Cost $647,195)		647,195

Investments, at Amortized Cost
( $2,445,911)		2,445,911

REPURCHASE AGREEMENTS – 35.1% (5)

Repurchase Agreements – 35.1%

Bank of America N.A., dated 3/29/19, repurchase price $440,095, 2.60%, 4/1/19	440,000	440,000

Bank of Nova Scotia, dated 3/29/19, repurchase price $235,051, 2.60%, 4/1/19	235,000	235,000

Barclays Capital, Inc., dated 3/29/19, repurchase price $100,020, 2.40%, 4/1/19	100,000	100,000

Citigroup Global Markets, Inc., dated 3/29/19, repurchase price $55,641, 2.55%, 4/1/19	55,629	55,629

JPMorgan Securities LLC, dated 3/29/19, repurchase price $325,070, 2.57%, 4/1/19	325,000	325,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 35.1% (5) – continued

Repurchase Agreements – 35.1% – continued

JPMorgan Securities LLC, dated 3/29/19, repurchase price $75,015, 2.45%, 4/1/19	$75,000	$75,000

Mizuho Securities USA, Inc., dated 3/29/19, repurchase price $100,021, 2.57%, 4/1/19	100,000	100,000
		1,330,629
Total Repurchase Agreements
(Cost $1,330,629)		1,330,629

Total Investments – 99.6%
(Cost $3,776,540)		3,776,540

Other Assets less Liabilities – 0.4%		14,640
NET ASSETS – 100.0%		$3,791,180

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2019 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLB	$20,864	2.88% – 4.00%	9/13/24 – 6/1/35

FHLMC	$128,592	2.00% – 6.00%	5/1/28 – 3/1/49

FNMA	$233,662	0.00% – 6.75%	7/1/25 – 1/1/49

GNMA	$582,791	3.00% – 5.50%	5/20/44 – 3/20/49

U.S. Treasury Bonds	$108,821	0.00% – 8.13%	8/15/19 – 2/15/47

U.S. Treasury Notes	$291,188	0.00% – 3.00%	8/15/19 – 11/15/28

Total	$1,365,918

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MMY - Money Market Yield

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2019:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,776,540	$–	$3,776,540

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the U.S. Securities and Exchange Commission (“SEC”). The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. Certain Funds have entered into such repurchase agreements at March 31, 2019, as reflected in their accompanying Schedule of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2019

and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund has entered into such joint repurchase agreements at March 31, 2019, as reflected in its accompanying Schedule of Investments.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, Netting Arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2019, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

Money Market	Citigroup	$11,574	$(11,574)	$–

	HSBC Securities	7,000	(7,000)	–

	JPMorgan	10,000	(10,000)	–

	Merrill Lynch	10,000	(10,000)	–

	Total	$38,574	$(38,574)	$–

U.S. Government Money Market	Bank of America	6,113	(6,113)	–

	BNP Paribas	700,000	(700,000)	–

	BNY Mellon	1,000,000	(1,000,000)	–

	Citgroup	4,740	(4,740)	–

	Federal Reserve	75,000	(75,000)	–

	ING	650,000	(650,000)	–

	JPMorgan	50,000	(50,000)	–

	NatWest	2,180,000	(2,180,000)	–

	Nomura Securities	2,970,000	(2,970,000)	–

	Royal Bank of Canada	1,000,000	(1,000,000)	–

	Societe Generale	6,113	(6,113)	–

	Total	$8,641,966	$(8,641,966)	$–

U.S Government Select Money Market	Bank of America	440,000	(440,000)	–

	Bank of Nova Scotia	235,000	(235,000)	–

	Barclays Capital	100,000	(100,000)	–

	Citigroup	55,629	(55,629)	–

	JPMorgan	400,000	(400,000)	–

	Mizuho	100,000	(100,000)	–

	Total	$1,330,629	$(1,330,629)	$–

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Funds may receive dividend income, if any, from investment companies. Dividend income is recognized on the ex-dividend date. The Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES For the Money Market Fund and Municipal Money Market Fund only, each Fund may impose a liquidity fee of up to 2 percent on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Fund’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 30 percent of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Fund fall below 30 percent of the total assets.

10 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interest of the Fund.

If a Fund imposes a redemption gate, the Fund and the Fund’s authorized intermediaries will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30 percent or more of its total assets in weekly liquid assets. A Fund may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees would generally be used to assist the Funds to stem redemptions during times of market stress.

A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees, if any, are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Money Market Fund or Municipal Money Market Fund during the fiscal year ended March 31, 2019.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Money Market	$3	$(3)
U.S. Government Money Market	110	(110)
U.S. Government Select Money Market	25	(25)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carry-forwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Municipal Money Market	$66	$—

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2019

At March 31, 2019, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$1,098	$–

Municipal Money Market	503	–	–

U.S. Government Money Market	–	35,523	–

U.S. Government Select Money Market	–	6,839	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$ –	$ 9,571	$–

Municipal Money Market	7,788	–	–

U.S. Government Money Market	–	293,380	–

U.S. Government Select Money Market	–	61,310	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$ 2,008	$–

Municipal Money Market	3,461	–	–

U.S. Government Money Market	–	109,188	–

U.S. Government Select Money Market	–	24,523	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2019, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2019.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Money Market	0.33%	0.35%

Municipal Money Market	0.33%	0.35%

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue until at least November 13, 2019. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of a Fund from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2019, NTI voluntarily reimbursed fees for the Money Market Fund and Municipal Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations, and the amounts outstanding at March 31, 2019 are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2019

Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Municipal Money Market	$316,895	$(597,380)

*	During the fiscal year ended March 31, 2019, the realized gain (loss) associated with these transactions was zero.

Certain uninvested cash balances of the Funds may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts (if any) are shown on the Funds’ Statements of Operations as Income from affiliates.

7. INVESTMENT TRANSACTIONS

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of investments were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Money Market	$–	$–	$–	$ 608,157
Municipal Money Market	–	–	–	478,977
U.S. Government Money Market	–	–	–	19,123,790

U.S. Government Select Money Market	–	–	–	3,776,540

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$860,828	$4,128	$(592,605)	$272,351

Municipal Money Market	911,071	1,115	(1,320,954)	(408,768)

U.S. Government Money Market	70,558,619	90,431	(67,431,537)	3,217,513

U.S. Government Select Money Market	15,897,291	21,298	(15,905,477)	13,112

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$ 308,385	$1,587	$(138,450)	$171,522

Municipal Money Market	1,505,900	722	(833,583)	673,039

U.S. Government Money Market	61,850,625	28,540	(62,365,198)	(486,033)

U.S. Government Select Money Market	16,601,578	7,101	(16,111,669)	497,010

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued MARCH 31, 2019

9. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

10. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

11. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of four separate portfolios of Northern Funds (the "Funds" ) comprising the Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the four portfolios constituting the Northern Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION MARCH 31, 2019 (UNAUDITED)

During the fiscal year ended March 31, 2019, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Municipal Money Market 100.00%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2019: the Money Market Fund, U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

1. DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matters were voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD
Therese M. Bobek	17,848,259,502.142	60,151,369.599
Mark G. Doll	17,837,611,403.775	70,799,467.966
Sandra Polk Guthman	17,827,972,827.529	80,438,044.212
Thomas A. Kloet	17,838,253,061.217	70,157,810.524
David R. Martin	17,830,027,812.404	78,383,059.337
Cynthia R. Plouché	17,835,803,612.482	72,607,259.259
Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144
Darek Wojnar	17,839,889,785.968	68,521,085.773

2. To approve a change in the fundamental industry concentration policy of the Money Market Fund to cause the Fund to invest, under normal market conditions, 25% or more of its total assets in securities issued by companies in the financial services industry.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Money Market	345,566,448.557	651,695.580	144,588.640	27,082,976.680

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES MARCH 31, 2019 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018 - 3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.36%	$1,000.00	$1,011.10	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.14	$1.82

MUNICIPAL MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.36%	$1,000.00	$1,006.30	$1.80
Hypothetical	0.36%	$1,000.00	$1,023.14	$1.82

U.S. GOVERNMENT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.35%	$1,000.00	$1,010.10	$1.75
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.35%	$1,000.00	$1,010.10	$1.75
Hypothetical	0.35%	$1,000.00	$1,023.19	$1.77

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2019 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company — 26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act” ).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017

•  Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018

•  Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management — Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	• Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUND[1,2,3,4,5,6,7,8]	U.S. GOVERNMENT MONEY MARKET FUND[1,2,3,6]
MUNICIPAL MONEY MARKET FUND[1,2,3,4,5,7]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[1,2,3,6]

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

2 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

4 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

5 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

7 Liquidity Fee and Redemption Gate Risk: The Fund may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

8 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS
ANNUAL REPORT
MARCH 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	ACTIVE M EMERGING MARKETS EQUITY FUND
Ticker Symbol: NMMEX

31	ACTIVE M INTERNATIONAL EQUITY FUND
Ticker Symbol: NMIEX

39	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

42	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

45	NORTHERN ENGAGE360TM FUND
Ticker Symbol: NENGX

FIXED INCOME FUNDS

53	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

65	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

98	NOTES TO THE FINANCIAL STATEMENTS

114	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

115	TAX INFORMATION

116	SHAREHOLDER MEETING RESULTS

117	FUND EXPENSES

119	TRUSTEES AND OFFICERS

123	APPROVAL OF SUB-ADVISORY AGREEMENTS

125	INVESTMENT CONSIDERATIONS

128	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets as represented by the MSCI Emerging Markets IndexSM returned -7.41% during the 12-month reporting period ended March 31, 2019. China, which was down 6.23% for the period, largely drove results and was negatively impacted by a weakening economy and a trade war with the United States. Information technology stocks in South Korea also weighed on the market as chip manufacturers fell on slowing sales and declining memory prices. South Africa and Turkey were also poor performers. Meanwhile, stocks in India performed well amid a backdrop of strong economic growth. The Russian market also appreciated over the reporting period, rising along with energy prices.

Following strong performance from the previous fiscal year, the Active M Emerging Markets Equity Fund’s return of -12.90% underperformed the Fund’s benchmark, the MSCI Emerging Markets IndexSM, over the 12-month reporting period ended March 31, 2019.

During the reporting period, weak stock selection in Brazil was among the most significant constraints on relative return. The Fund’s exposure to smartphone assemblers and suppliers in Taiwan also weighed on returns as smartphone sales decreased. Exposure to retail stocks within South Africa detracted as well. Positive contributions were led by stock selection in China, as stocks across several sectors supported relative return. Stock selection in Mexico was also a slight contributor to relative performance. Sub-adviser Westwood Global Investments, LLC (“Westwood”) underperformed over the reporting period, largely due to stock selection. Country positioning, namely an overweight to South Korea and no exposure to Russia was also detrimental. Weak stock selection in South Africa, Brazil and Taiwan were the major drivers of Westwood’s shortfall. Meanwhile stock selection in China was a contributor. Quantitative focused sub-adviser PanAgora Asset Management, Inc. also lagged as holdings were most challenged in China and India. Though Axiom International Investors, LLC’s growth orientation was of benefit during the period, weak performance among holdings in India, Taiwan and Russia resulted in underperformance. Westwood performed well within China for the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

ACTIVE M EMERGING MARKETS EQUITY FUND	(12.90)%	2.21%	9.03%	10.65%

MSCI EMERGING MARKETS INDEXSM	(7.41)	3.68	8.94	10.29

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

A market rebound during the first quarter of 2019, which saw non-U.S. developed markets as measured by the MSCI World® ex-USA IM Index advance 10.52%, was not sufficient to offset the pullback experienced in the fourth quarter of 2018 as the benchmark finished in negative territory for the 12-month period ended March 31, 2019. During the period, the MSCI World® ex-USA IM Index returned -3.97%, while emerging markets as measured by the MSCI Emerging Markets Index returned -7.41%. Concerns regarding a possible global economic slowdown, increased trade tensions and rising interest rates that drove down markets in the fourth quarter gave way to the best first quarter for the benchmark since 2012.

Over the reporting period, the -5.40% return of the Active M International Equity Fund lagged the -3.97% return of its benchmark, the MSCI World® ex-USA IM Index. The underperformance was due in large part to security selection across geographies and sectors. On a regional basis, security selection within Japan was the largest detractor from the Fund’s return, with holdings in health care and industrials weighing most heavily on performance. Stock selection within a non-benchmark allocation to the weaker performing emerging markets proved additive to relative performance.

The biggest detractors among the Fund’s five sub-advisers during the period were Wellington Management Company LLP (“Wellington”) and Causeway Capital Management LLC (“Causeway”). Positive contributions from Wellington’s stock selection within the U.K. and emerging markets were not sufficient to offset the negative impact from holdings within the rest of Europe and Japan. Both Wellington and Causeway also faced headwinds as their value strategies struggled to keep pace, with growth outperforming during the reporting period. The strongest positive contribution came from WCM Investment Management, LLC, which posted a positive return on the strength of stock selection and focus on quality growth. Brandes Investment Partners, L.P. and Victory Capital Management Inc. both posted negative returns for the reporting period as international smaller-cap stocks underperformed the broad market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06

ACTIVE M INTERNATIONAL EQUITY FUND	(5.40)%	1.50%	7.15%	2.47%

MSCI WORLD® EX-USA IM INDEX	(3.97)	2.40	9.23	3.24

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

MSCI World® ex-USA IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The global-listed infrastructure market, as measured by the S&P Global Infrastructure® Index, outperformed broader equity markets and returned 9.24% for the 12-month reporting period ended March 31, 2019. Energy pipelines represented the top-performing infrastructure segment as the sector rebounded in early 2019 on the strength of improved earnings, deleveraged balance sheets and reduced regulatory risk. Utilities also performed well, particularly within the water and gas segment, providing defensive characteristics in the midst of market volatility. Conversely, the airport service sector was weak as a slowing passenger growth outlook weighed on European and Asian operators. From a regional perspective, North America and Pacific ex-Japan were the strongest regions, while Continental Europe and emerging markets lagged.

The Multi-Manager Global Listed Infrastructure Fund returned 4.24% for the reporting period, lagging the Fund’s benchmark, the S&P Global Infrastructure® Index return of 9.24%. Two events weighed on issues held in the Fund and accounted for the majority of the underperformance, as the operator of the Genoa bridge that collapsed in Italy and the utility implicated in the California wildfires were discounted significantly by the market. Selection within the European cable and satellite segment also represented an area of weakness, as did an underweight to energy pipelines. The Fund’s performance benefited from strong selection within North American railroads, along with an underweight to the airport services sector. From a regional perspective, positioning within North America weighed on returns, while holdings in Continental Europe contributed.

Sub-adviser Lazard Asset Management LLC underperformed the benchmark over the 12-month reporting period, as a lack of exposure to energy pipelines and holdings in California electric utilities were headwinds. Sub-adviser Maple-Brown Abbott Limited also underperformed based on stock selection within electric utilities and airport services.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 09/18/12

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	4.24%	7.88%	4.41%	8.09%

S&P GLOBAL INFRASTRUCTURE® INDEX	9.24	8.66	5.44	7.73

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure® Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2019, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Developed® Index returned 13.27%. The U.K. was the weakest region during the period and the only one to post a negative return, largely a result of continued Brexit concerns. Uncertainty surrounding Brexit impacted continental Europe as well, as that region lagged the broader real estate market. U.S. REITs posted the strongest performance, returning more than 20%. By property type, the top-performing areas were health care, which bounced back as concerns regarding rising interest rates abated, as well as the industrial and residential sectors. Retail continued to underperform, while lodging was the weakest performing sector over the period.

The Multi-Manager Global Real Estate Fund returned 13.28% for the 12-month reporting period ended March 31, 2019, compared with the 13.27% return of the Fund’s benchmark, the FTSE® EPRA®/NAREIT® Developed® Index. Positive U.S. stock selection was the main contributor to relative performance, specifically within the retail and health care sectors. The Fund’s overweight to the U.K. detracted during the reporting period.

Sub-adviser Brookfield Investment Management Inc. (“Brookfield”) underperformed the Index over the reporting period as an overweight position in the U.K. detracted from relative performance. The Brookfield portfolio was also negatively impacted by stock selection in Japan, which was partially offset by strong stock selection in the retail sector. Over the 12 month reporting period, Massachusetts Financial Services Company (“MFS”) outperformed the benchmark and added value through stock selection across regions and property types. Positioning in both North America and Asia ex-Japan contributed strongly to its performance. The MFS portfolio also added value within the retail, health care and office sectors, while residential holdings detracted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

MULTI-MANAGER GLOBAL REAL ESTATE FUND	13.28%	6.09%	13.18%	12.64%

FTSE® EPRA® /NAREIT® DEVELOPED® INDEX	13.27	6.42	14.00	13.16

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). It is not possible to invest in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NORTHERN ENGAGE360TM FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equities as measured by the Fund’s benchmark, the MSCI ACWI® Index returned 2.60% over the 12-month reporting period ended March 31, 2019. The U.S. market as measured by the Russell 3000® Index led the way, returning 8.77%, while both the international developed (as measured by the MSCI EAFE® Index) and emerging markets (as measured by the MSCI Emerging Markets Index) returned -3.71% and -7.41%, respectively. From a style perspective, growth far outpaced value over the period, with the MSCI ACWI® Growth Index returning 4.47%, versus 0.68% for the MSCI ACWI® Value Index.

The Northern Engage360™ Fund returned -0.36% for the 12-month reporting period ended March 31, 2019. The Fund faced a slight headwind during the period due to an overweight in smaller-cap companies compared with the benchmark Index. On an absolute basis, sub-advisers managing a U.S. equity strategy contributed positively to the Fund’s performance, while international strategies detracted. In particular, Earnest Partners, LLC, the Fund’s U.S. mid-cap sub-adviser, benefited from stock selection within the technology and consumer discretionary sectors. International equity sub-advisers Ariel Investments, LLC (“Ariel”) and Strategic Global Advisors, LLC (“Strategic Global”) both posted negative returns over the period as international and emerging markets declined. Ariel’s performance held up somewhat better due to sector positioning, most notably a significant underweight to the underperforming financials sector. Strategic Global’s underperformance was primarily due to stock selection.

At the end of 2018, the Fund added two sub-advisers, ARK Investment Management, LLC and Mar Vista Investment Partners, LLC. Both sub-advisers contributed positively to performance from the sub-advisers addition to the Fund at the end of November 2018 through March 2019 based on stock selection within the technology and health care sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	SINCE INCEPTION 11/20/17

NORTHERN ENGAGE 360TM FUND	(0.36)%	1.05%

MSCI ACWI INDEX	2.60	3.65

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. As of May 31, 2018, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2018, the emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund provides exposure to a blend of local and external currency emerging market debt, as well as to opportunistic investments in emerging market corporate and frontier market bonds. For the 12-month reporting period ended March 31, 2019, external debt (i.e., debt denominated in U.S. dollars or euros) posted a return of 4.21%. Emerging market local bonds posted a negative return of -7.58%.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned -3.49% for the 12-month reporting period ended March 31, 2019, compared with the blended benchmark return of -1.76%. The Fund is benchmarked to a blended Index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index.

Fund underperformance was driven by a combination of unfavorable country selection and a broad overweight to local currencies. Although the Fund’s sub-advisers tactically shift allocation between external and local debt, overweights to local debt over the course of the reporting period detracted from the Fund’s performance. A combination of slowing growth for developed markets, stable growth in emerging markets, and the U.S. Federal Reserve’s decision to not raise the federal funds rate should limit dollar appreciation over the near term and give emerging market currency positions the opportunity to outperform. On a country selection basis, overweight positions in Argentina and Turkey were the largest detractors from the Fund’s performance. Conversely, on a security selection basis, corporate and frontier market exposure was additive during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 12/03/13

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(3.49)%	3.90%	0.70%	1.14%

50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	(1.76)	4.59	2.37	2.88

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX	4.21	5.79	5.44	6.03

JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	(7.58)	3.27	(0.76)	(0.33)

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high yield market posted solid gains for the 12-month reporting period ended March 31, 2019, returning 5.93% as measured by the Fund’s benchmark, the ICE BofAML U.S. High Yield Constrained Index, despite volatile market conditions. The last quarter of 2018 and the first quarter of 2019 saw high yield returns of -4.67% and 7.40%, respectively. From a quality perspective, BB-rated issuers outperformed with a return of 6.37% over the 12 months, while B-rated names performed essentially in line with the benchmark Index, and CCC bonds underperformed with a return of 2.03%.

For the 12-month reporting period ended March 31, 2019, the Multi-Manager High Yield Opportunity Fund returned 3.75%, versus 5.93% for its ICE BofAML U.S. High Yield benchmark index.

Overall security selection within high yield was positive for the reporting period. The majority of the Fund’s underperformance occurred during the first quarter of 2019 and was driven by underweights in both energy and financials, as those sectors were top performers. In addition, the Fund’s non-benchmark exposure to bank loans detracted as loans underperformed bonds during the reporting period, despite positive security selection within the asset category. An overweight allocation to CCC bonds also weighed on the Fund’s performance. Sub-adviser DDJ Capital Management, LLC underperformed the benchmark over the 12-month period primarily due to their underweight positions in both energy and financials and to a lesser extent their off-benchmark loan exposure. Sub-adviser Nomura Corporate Research and Asset Management Inc. underperformed the benchmark mostly due to their overweight exposure in CCC, specifically within the energy sector. Sub-adviser Neuberger Berman Investment Advisers LLC outperformed the benchmark mainly driven by their higher quality allocation and security selection expressed with an overweight to the BB segment of the market and an underweight to CCC.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 09/23/09

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	3.75%	8.29%	4.02%	6.66%

ICE BofAML U.S. HIGH YIELD CONSTRAINED INDEX	5.93	8.68	4.70	7.85

Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

ICE BofAML U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuer based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
ASSETS:
Investments, at value	$793,408	$870,087	$945,502
Investments in affiliates, at value	21,164	37,612	49,913
Foreign currencies, at value (cost $1,860, $336, $794, $80, $629 and $596, respectively)	1,869	336	789
Due from broker (Note 2)	–	–	–
Interest income receivable	–	–	–
Dividend income receivable	2,411	4,299	1,592
Receivable for foreign tax reclaims	151	4,026	1,159
Receivable for securities sold	1,006	1,216	13,162
Receivable for variation margin on futures contracts	131	40	117
Receivable for fund shares sold	304	13	105
Receivable from investment adviser	23	34	6
Unrealized appreciation on bilateral interest rate swap agreements	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	3	10	3
Total Assets	820,470	917,673	1,012,348
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Payable for securities purchased	1,063	1,471	1,860
Unfunded loan commitments (Note 2)	–	–	–
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	2	21
Payable for fund shares redeemed	2,238	301	635
Due to broker (Note 2)	–	–	–
Payable to affiliates:
Management fees	168	144	175
Custody fees	15	16	19
Shareholder servicing fees	28	6	8
Transfer agent fees	2	3	3
Trustee fees	2	2	2
Deferred foreign capital gains tax payable	515	–	–
Accrued other liabilities	76	32	31
Total Liabilities	4,107	1,977	2,754
Net Assets	$816,363	$915,696	$1,009,594
ANALYSIS OF NET ASSETS:
Capital stock	$683,984	$835,909	$975,646
Distributable earnings	132,379	79,787	33,948
Net Assets	$816,363	$915,696	$1,009,594
Shares Outstanding ($.0001 par value, unlimited authorization)	41,878	88,179	83,521
Net Asset Value, Redemption and Offering Price Per Share	$19.49	$10.38	$12.09
Investments, at cost	$658,293	$814,866	$874,783
Investments in affiliates, at cost	21,164	37,612	49,913

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2019

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$96,049	$219,310	$160,948	$338,675
2,188	9,177	10,182	24,050
79	627	591	–
–	–	477	–
–	–	2,695	5,775
360	534	19	42
209	121	49	1
367	58	52	6,185
–	21	–	–
–	–	–	12
10	34	11	15
–	–	8	–
–	55	164	–
3	3	3	3
99,265	229,940	175,199	374,758

–	1	380	–
285	36	490	7,019
–	–	–	46
–	–	–	1,235
–	–	–	–
12	–	35	359
–	–	34	–

17	30	28	58
5	7	6	9
1	–	–	2
–	–	1	1
1	–	1	2
–	–	–	–
30	28	31	31
351	102	1,006	8,762
$98,914	$229,838	$174,193	$365,996

$95,922	$234,689	$191,225	$404,682
2,992	(4,851)	(17,032)	(38,686)
$98,914	$229,838	$174,193	$365,996
8,892	22,909	19,257	38,293
$11.12	$10.03	$9.05	$9.56
$88,165	$218,623	$168,541	$345,730
2,188	9,177	10,182	24,050

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:
Dividend income	$27,854	(1)	$30,207 (1)	$39,091 (1)
Non-cash dividend income	–		–	3,337
Dividend income from investments in affiliates	598		952	921
Interest income	30		78	33
Total Investment Income	28,482		31,237	43,382
EXPENSES:
Management fees	11,323		9,838	10,208
Custody fees	982		1,121	1,060
Transfer agent fees	158		181	171
Registration fees	26		24	23
Printing fees	21		26	21
Professional fees	44		63	44
Shareholder servicing fees	113		22	48
Trustee fees	10		11	10
Interest expense	5		–	–
Other	45		31	22
Total Expenses	12,727		11,317	11,607
Less expenses reimbursed by investment adviser	(1,131)		(1,154)	(200)
Net Expenses	11,596		10,163	11,407
Net Investment Income	16,886		21,074	31,975
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	43,242	(2)	60,317	(17,555)
Interest rate swap agreements	–		–	–
Futures contracts	(4,598)		(3,264)	(521)
Foreign currency transactions	(931)		(382)	(353)
Forward foreign currency exchange contracts	–		–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(220,547	)(3)	(141,064)	21,910
Interest rate swap agreements	–		–	–
Futures contracts	311		493	696
Foreign currency translations	71		(298)	(90)
Forward foreign currency exchange contracts	–		–	–
Net Gains (Losses)	(182,452)		(84,198)	4,087
Net Increase (Decrease) in Net Assets Resulting from Operations	$(165,566)		$(63,124)	$36,062

(1)	Net of $3,463, $2,997, $3,296, $111, $248, $196 and $1, respectively, in non-reclaimable foreign withholding taxes.
(2)	Net of foreign capital gains tax paid of $1,260.
(3)	Net of deferred foreign capital gains tax of $515.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2019

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$2,788 (1)	$3,603 (1)	$–	$37
–	–	–	–
51	168	164	471
–	3	11,283 (1)	23,565 (1)
2,839	3,774	11,447	24,073

742	1,115	1,471	2,817
111	183	191	341
13	25	26	51
23	23	23	23
27	31	23	20
44	44	44	48
4	–	–	6
10	10	10	11
–	–	–	3
22	20	25	22
996	1,451	1,813	3,342
(213)	(303)	(177)	(429)
783	1,148	1,636	2,913
2,056	2,626	9,811	21,160

90	(6,288)	(6,836)	(4,816)
–	–	(36)	–
–	(123)	–	–
(7)	(15)	(695)	–
–	(208)	(695)	–
9,306	2,910	(8,868)	(306)
–	–	(15)	–
–	84	–	–
(31)	(5)	(56)	–
–	157	(169)	–
9,358	(3,488)	(17,370)	(5,122)
$11,414	$(862)	$(7,559)	$16,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Amounts in thousands	2019	2018	2019	2018	2019	2018
OPERATIONS:
Net investment income	$16,886	$15,320	$21,074	$20,377	$31,975	$32,052
Net realized gains (losses)	37,713	68,021	56,671	127,042	(18,429)	118,966
Net change in unrealized appreciation (depreciation)	(220,165)	164,468	(140,869)	85,979	22,516	(66,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,566)	247,809	(63,124)	233,398	36,062	84,356
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(278,556)	59,055	(347,024)	20,098	(127,321)	(37,725)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(278,556)	59,055	(347,024)	20,098	(127,321)	(37,725)
DISTRIBUTIONS PAID (Note 12):
Distributable earnings	(8,500)	–	(65,000)	–	(104,909)	–
From net investment income	–	–	–	(19,000)	–	(38,377)
From net realized gains	–	–	–	–	–	(50,799)
Total Distributions Paid	(8,500)	–	(65,000)	(19,000)	(104,909)	(89,176)
Total Increase (Decrease) in Net Assets	(452,622)	306,864	(475,148)	234,496	(196,168)	(42,545)
NET ASSETS:
Beginning of year	1,268,985	962,121	1,390,844	1,156,348	1,205,762	1,248,307
End of year	$816,363	$1,268,985	$915,696	$1,390,844	$1,009,594	$1,205,762
Accumulated Undistributed Net Investment Income (Loss) (Note 12):	$–	$5,938	$–	$14,582	$–	$12,188

(1)	Commenced investment operations on November 20, 2017.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND		NORTHERN ENGAGE360TM FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2019	2018	2019	2018(1)	2019	2018	2019	2018

$2,056	$4,738	$2,626	$405	$9,811	$8,672	$21,160	$19,101
83	13,504	(6,634)	49	(8,262)	4,159	(4,816)	6,132
9,275	(7,607)	3,146	(2,331)	(9,108)	528	(306)	(11,850)
11,414	10,635	(862)	(1,877)	(7,559)	13,359	16,038	13,383

14,834	(143,081)	134,637	100,052	(2,237)	86,793	105,621	(51,709)
14,834	(143,081)	134,637	100,052	(2,237)	86,793	105,621	(51,709)

(4,307)	–	(2,060)	–	(5,641)	–	(21,073)	–
–	(7,385)	–	(52)	–	(8,919)	–	(19,123)
–	(1,370)	–	–	–	–	–	–
(4,307)	(8,755)	(2,060)	(52)	(5,641)	(8,919)	(21,073)	(19,123)
21,941	(141,201)	131,715	98,123	(15,437)	91,233	100,586	(57,449)

76,973	218,174	98,123	–	189,630	98,397	265,410	322,859
$98,914	$76,973	$229,838	$98,123	$174,193	$189,630	$365,996	$265,410
$–	$(286)	$–	$364	$–	$696	$–	$756

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$22.55	$18.05	$15.36		$18.25	$18.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.28	0.20		0.25	0.24
Net realized and unrealized gains (losses)	(3.30)	4.22	2.79		(2.49)	(0.78)
Total from Investment Operations	(2.88)	4.50	2.99		(2.24)	(0.54)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.18)	–	(0.30)		(0.28)	(0.19)
From net realized gains	–	–	–		(0.37)	–
Total Distributions Paid	(0.18)	–	(0.30)		(0.65)	(0.19)
Net Asset Value, End of Year	$19.49	$22.55	$18.05		$15.36	$18.25
Total Return(2)	(12.71)%	24.93%	19.75%		(12.11)%	(2.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$816,363	$1,268,985	$962,121		$677,066	$1,313,300
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.10%	1.10%	1.15	%(4)	1.35%	1.35%
Expenses, before reimbursements and credits	1.21%	1.21%	1.28	%(4)	1.45%	1.45%
Net investment income, net of reimbursements and credits(3)	1.61%	1.34%	1.13	%(4)	1.32%	1.25%
Net investment income, before reimbursements and credits	1.50%	1.23%	1.00	%(4)	1.22%	1.15%
Portfolio Turnover Rate	80.98%	36.14%	59.52%		37.58%	36.18%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $42,000 and $46,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019 and 2018, and approximately $36,000, $16,000, and $9,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$11.70	$9.95	$9.35		$10.44	$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.17	0.16		0.13	0.20
Net realized and unrealized gains (losses)	(0.91)	1.74	0.60		(1.15)	(0.45)
Total from Investment Operations	(0.69)	1.91	0.76		(1.02)	(0.25)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.16)	(0.16)		(0.07)	(0.23)
From net realized gains	(0.34)	–	–		–	–
Total Distributions Paid	(0.63)	(0.16)	(0.16)		(0.07)	(0.23)
Net Asset Value, End of Year	$10.38	$11.70	$9.95		$9.35	$10.44
Total Return(2)	(5.32)%	19.17%	8.27%		(9.77)%	(2.27)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$915,696	$1,390,844	$1,156,348		$1,448,577	$1,915,763
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.84%	0.84%	0.92	%(4)	1.20%	1.21%
Expenses, before reimbursements and credits	0.94%	0.93%	1.01	%(4)	1.26%	1.30%
Net investment income, net of reimbursements and credits(3)	1.75%	1.49%	1.41	%(4)	1.22%	1.45%
Net investment income, before reimbursements and credits	1.65%	1.40%	1.32	%(4)	1.16%	1.36%
Portfolio Turnover Rate	35.11%	65.70%	115.17%		70.24%	35.87%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $66,000, $77,000, $71,000, $57,000 and $19,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.83	$12.97	$11.76	$12.22	$12.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.38	0.28	0.31	0.26
Net realized and unrealized gains (losses)	0.08	0.51	1.22	(0.53)	(0.17)
Total from Investment Operations	0.44	0.89	1.50	(0.22)	0.09
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.43)	(0.44)	(0.29)	(0.24)	(0.23)
From net realized gains	(0.75)	(0.59)	–	–	(0.45)
Total Distributions Paid	(1.18)	(1.03)	(0.29)	(0.24)	(0.68)
Net Asset Value, End of Year	$12.09	$12.83	$12.97	$11.76	$12.22
Total Return(2)	4.24%	6.62%	12.96%	(1.80)%	0.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,009,594	$1,205,762	$1,248,307	$1,178,180	$1,403,843
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.02%	1.02%	1.02%	1.02%	1.04%
Net investment income, net of reimbursements and credits(3)	2.81%	2.59%	2.24%	2.51%	2.05%
Net investment income, before reimbursements and credits	2.79%	2.57%	2.22%	2.49%	2.01%
Portfolio Turnover Rate	38.64%	44.40%	81.27%	56.92%	58.31%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $66,000, $97,000, $52,000, $33,000 and $10,000 which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$10.38	$10.63	$11.91		$16.66	$16.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.07	0.30		0.30	0.27
Net realized and unrealized gains (losses)	1.01	0.35	(0.04)		(0.71)	1.77
Total from Investment Operations	1.32	0.42	0.26		(0.41)	2.04
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.46)	(0.57)	(0.48)		(0.44)	(0.29)
From net realized gains	(0.12)	(0.10)	(1.06)		(3.90)	(1.90)
Total Distributions Paid	(0.58)	(0.67)	(1.54)		(4.34)	(2.19)
Net Asset Value, End of Year	$11.12	$10.38	$10.63		$11.91	$16.66
Total Return(2)	13.28%	3.93%	2.72%		(1.46)%	12.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$98,914	$76,973	$218,174		$326,942	$767,452
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.94%	0.92%	0.96	%(4)	1.11%	1.10%
Expenses, before reimbursements and credits	1.20%	1.09%	1.10	%(4)	1.20%	1.26%
Net investment income, net of reimbursements and credits(3)	2.47%	2.97%	1.79	%(4)	1.44%	1.67%
Net investment income, before reimbursements and credits	2.21%	2.80%	1.65	%(4)	1.35%	1.51%
Portfolio Turnover Rate	66.43%	144.67%	167.04%		94.24%	117.05%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $8,000, $16,000, $14,000, and $6,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.005, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

NORTHERN ENGAGE360TM FUND
Selected per share data	2019	2018(1)
Net Asset Value, Beginning of Period	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.05
Net realized and unrealized gains (losses)	(0.14)	0.13
Total from Investment Operations	(0.05)	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.01)
From net realized gains	– (2)	–
Total Distributions Paid	(0.09)	(0.01)
Net Asset Value, End of Period	$10.03	$10.17
Total Return(3)	(0.36)%	1.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$229,838	$98,123
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	0.70%	0.70%
Expenses, before reimbursements and credits	0.88%	1.08%
Net investment income, net of reimbursements and credits(5)	1.60%	1.54	%(6)
Net investment income, before reimbursements and credits	1.42%	1.16	%(6)
Portfolio Turnover Rate	48.63%	7.21%

(1)	Commenced investment operations on November 20, 2017.
(2)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(3)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.
(5)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019 and for the period from November 20, 2017 (commencement of operations) to March 31, 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Year	$9.68	$9.32	$8.89	$9.15		$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.51	0.55	0.53	0.35		0.46
Net realized and unrealized gains (losses)	(0.85)	0.30	0.03	(0.55	)(1)	(1.00)
Total from Investment Operations	(0.34)	0.85	0.56	(0.20)		(0.54)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.29)	(0.49)	(0.13)	–		(0.34)
From net realized gains	–	–	–	–		(0.14)
Return of capital	–	–	– (3)	(0.06)		–
Total Distributions Paid	(0.29)	(0.49)	(0.13)	(0.06)		(0.48)
Net Asset Value, End of Year	$9.05	$9.68	$9.32	$8.89		$9.15
Total Return(4)	(3.39)%	9.30%	6.32%	(2.25)%		(5.52)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$174,193	$189,630	$98,397	$66,299		$106,888
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.95%	0.94%	0.95%	0.95%		0.94%
Expenses, before reimbursements and credits	1.05%	1.05%	1.14%	1.11%		1.11%
Net investment income, net of reimbursements and credits(5)	5.67%	5.36%	5.48%	5.00%		4.62%
Net investment income, before reimbursements and credits	5.57%	5.25%	5.29%	4.84%		4.45%
Portfolio Turnover Rate	82.84%	99.56%	210.59%	203.48%		273.46%

(1)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $52,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(3)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, $13,000, $8,000, $5,000 and $2,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01, and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$9.81	$10.01	$9.01		$10.12	$10.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	0.63	0.63		0.51	0.53
Net realized and unrealized gains (losses)	(0.25)	(0.20)	0.91		(1.03)	(0.41)
Total from Investment Operations	0.35	0.43	1.54		(0.52)	0.12
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.60)	(0.63)	(0.54)		(0.54)	(0.54)
From net realized gains	–	–	–		(0.05)	(0.18)
Total Distributions Paid	(0.60)	(0.63)	(0.54)		(0.59)	(0.72)
Net Asset Value, End of Year	$9.56	$9.81	$10.01		$9.01	$10.12
Total Return(2)	3.75%	4.37%	17.41%		(5.19)%	1.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$365,996	$265,410	$322,859		$402,408	$532,258
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.86%	0.87	%(4)	0.90%	0.90%
Expenses, before reimbursements and credits	0.98%	0.99%	0.99	%(4)	0.99%	1.04%
Net investment income, net of reimbursements and credits(3)	6.23%	6.26%	6.51	%(4)	5.51%	4.99%
Net investment income, before reimbursements and credits	6.11%	6.13%	6.39	%(4)	5.42%	4.85%
Portfolio Turnover Rate	80.62%	66.18%	92.50%		73.41%	53.92%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $31,000, $18,000, $25,000, $29,000 and $6,000, which represent less than 0.01, less than 0.01, less than 0.01, less than 0.01 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2019, 2018, 2017, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1)

Argentina – 0.0%

Grupo Financiero Galicia S.A. ADR	18,700	$477

Brazil – 7.5%

B3 S.A. – Brasil Bolsa Balcao *	102,600	835

Banco do Brasil S.A. *	367,500	4,550

Banco Santander Brasil S.A. ADR	46,430	521

BK Brasil Operacao e Assessoria a Restaurantes S.A. *	215,100	1,213

Cia de Saneamento Basico do Estado de Sao Paulo *	246,700	2,624

EDP – Energias do Brasil S.A.	82,500	358

Ez Tec Empreendimentos e Participacoes S.A.	34,600	236

Hypera S.A. *	50,000	331

IRB Brasil Resseguros S/A	29,000	674

JBS S.A.	238,300	982

Localiza Rent a Car S.A. *	205,100	1,713

Lojas Renner S.A.	361,400	4,019

Magazine Luiza S.A.	52,000	2,281

MRV Engenharia e Participacoes S.A.	130,000	466

Natura Cosmeticos S.A.	911,421	10,468

Petrobras Distribuidora S.A.	129,098	763

Petroleo Brasileiro S.A. ADR *	396,391	6,311

Porto Seguro S.A.	76,500	1,051

Rumo S.A. *	611,400	2,970

SLC Agricola S.A.	24,400	256

StoneCo Ltd., Class A *	13,080	538

Suzano Papel e Celulose S.A.	1,345,804	15,915

TIM Participacoes S.A. ADR	22,248	336

Tupy S.A.	35,000	164

Vale S.A. ADR	121,600	1,588
		61,163

Chile – 0.2%

Banco Santander Chile ADR	14,200	423

CAP S.A.	16,348	194

Cencosud S.A.	409,562	709
		1,326

China – 20.2%

58.com, Inc. ADR *	3,565	234

Agile Group Holdings Ltd.	308,000	499

Agricultural Bank of China Ltd., Class H	2,029,000	936

Aier Eye Hospital Group Co. Ltd., Class A	154,200	781

Alibaba Group Holding Ltd. ADR *	149,076	27,199

Anhui Conch Cement Co. Ltd., Class H	302,500	1,848

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

China – 20.2% – continued

ANTA Sports Products Ltd.	586,000	$3,986

Baidu, Inc. ADR *	8,095	1,334

Bank of China Ltd., Class H	989,106	449

Bank of Communications Co. Ltd., Class H	749,000	613

Bank of Hangzhou Co. Ltd., Class A	155,300	199

Beiqi Foton Motor Co. Ltd., Class A	644,300	225

Bluefocus Intelligent Communications Group Co. Ltd., Class A	272,200	222

Centre Testing International Group Co. Ltd., Class A	2,726,800	3,574

Changjiang Securities Co. Ltd., Class A	216,400	244

China Cinda Asset Management Co. Ltd., Class H	666,000	185

China Communications Services Corp. Ltd., Class H	634,000	567

China Construction Bank Corp., Class H	7,940,569	6,807

China International Capital Corp. Ltd., Class H (2)	450,400	1,043

China Medical System Holdings Ltd.	123,000	119

China Merchants Bank Co. Ltd., Class H	1,422,000	6,910

China Petroleum & Chemical Corp., Class H	2,452,000	1,934

China Railway Group Ltd., Class H	1,005,000	917

China Telecom Corp. Ltd., Class H	1,772,000	984

China Zhenhua Group Science & Technology Co. Ltd., Class A	96,598	222

Chongyi Zhangyuan Tungsten Co. Ltd., Class A	223,898	220

CNOOC Ltd.	3,344,342	6,249

CSPC Pharmaceutical Group Ltd.	415,200	772

Digital China Information Service Co. Ltd., Class A	113,400	222

Dongfeng Motor Group Co. Ltd., Class H	9,266,000	9,277

Foshan Haitian Flavouring & Food Co. Ltd., Class A	15,300	198

Fosun International Ltd.	166,000	282

Geely Automobile Holdings Ltd.	425,000	812

Guangzhou Automobile Group Co. Ltd., Class H	126,800	150

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	142,000	628

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

China – 20.2% – continued

Guangzhou R&F Properties Co. Ltd., Class H	412,509	$892

Huazhu Group Ltd. ADR	16,400	691

Industrial & Commercial Bank of China Ltd., Class H	7,130,141	5,222

Jiangsu Expressway Co. Ltd., Class H	88,000	124

Jiangsu Hengrui Medicine Co. Ltd., Class A	134,280	1,312

Jointown Pharmaceutical Group Co. Ltd., Class A	78,492	183

Julong Co. Ltd., Class A	172,976	231

Kunshan Kersen Science & Technology Co. Ltd., Class A	112,797	167

Kweichow Moutai Co. Ltd., Class A	49,700	6,343

Longfor Group Holdings Ltd.	195,500	688

Luye Pharma Group Ltd. (2)	192,500	168

NARI Technology Co. Ltd., Class A	683,000	2,148

Northeast Securities Co. Ltd., Class A	157,098	238

PetroChina Co. Ltd., Class H	702,000	455

PICC Property & Casualty Co. Ltd., Class H	845,000	960

Ping An Insurance Group Co. of China Ltd., Class H	915,000	10,245

Postal Savings Bank of China Co. Ltd., Class H (2)	1,289,000	737

Qinghai Salt Lake Industry Co. Ltd., Class A *	148,891	150

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	544,000	520

Shanghai International Airport Co. Ltd., Class A	287,695	2,664

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	348,000	759

Sinolink Securities Co. Ltd., Class A	158,892	255

Sinopec Engineering Group Co. Ltd., Class H	501,000	489

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,236,000	589

Sinopharm Group Co. Ltd., Class H	116,000	483

Sinotrans Ltd., Class H	771,000	331

Sinotruk Hong Kong Ltd.	302,000	643

SooChow Securities Co. Ltd., Class A	164,294	248

Suzhou Victory Precision Manufacture Co. Ltd., Class A	364,886	190

TAL Education Group ADR *	102,200	3,687

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

China – 20.2% – continued

Tasly Pharmaceutical Group Co. Ltd., Class A	64,295	$216

Tencent Holdings Ltd.	565,900	26,021

Tianhe Chemicals Group Ltd. (2)(3)*	17,672,000	2,634

Uni-President China Holdings Ltd.	204,000	200

Want Want China Holdings Ltd.	9,269,000	7,698

Weichai Power Co. Ltd., Class H	605,000	968

Wuliangye Yibin Co. Ltd., Class A	140,800	1,994

Wuxi Biologics Cayman, Inc. (2)*	158,500	1,541

YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (2)	107,400	465

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	350,400	174

Zotye Automobile Co. Ltd., Class A	203,797	160
		164,724

Czech Republic – 0.1%

Komercni banka A.S.	16,966	693

Egypt – 1.3%

Commercial International Bank Egypt S.A.E.	2,590,773	10,218

Commercial International Bank Egypt S.A.E. GDR (Registered)	56,300	219
		10,437

France – 0.4%

Airbus S.E.	12,085	1,602

Kering S.A.	989	569

LVMH Moet Hennessy Louis Vuitton S.E.	2,385	880
		3,051

Germany – 0.1%

Symrise A.G.	5,619	506

Hong Kong – 4.8%

AIA Group Ltd.	541,600	5,391

China Lumena New Materials Corp. (4)*	5,884,000	—

China Mobile Ltd. (Hong Kong Exchange)	1,824,585	18,658

China Overseas Land & Investment Ltd.	1,580,000	6,009

China Resources Cement Holdings Ltd.	770,000	795

China Resources Power Holdings Co. Ltd.	446,000	670

China Taiping Insurance Holdings Co. Ltd.	294,600	878

China Travel International Investment Hong Kong Ltd.	546,000	139

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

Hong Kong – 4.8% – continued

China Unicom Hong Kong Ltd.	826,000	$1,054

CITIC Ltd.	412,000	615

Haier Electronics Group Co. Ltd. *	297,000	863

Link REIT	136,000	1,590

Shimao Property Holdings Ltd.	342,000	1,072

Sun Art Retail Group Ltd.	454,000	442

Yuexiu Property Co. Ltd.	3,318,000	800
		38,976

Hungary – 0.2%

OTP Bank Nyrt.	37,916	1,669

India – 8.3%

Ashok Leyland Ltd.	283,399	373

Asian Paints Ltd.	108,072	2,328

Bharat Heavy Electricals Ltd.	485,094	525

Coal India Ltd.	105,195	360

Dewan Housing Finance Corp. Ltd.	277,581	601

Dr. Reddy’s Laboratories Ltd. ADR	5,623	228

Engineers India Ltd.	109,306	185

Godrej Consumer Products Ltd. (5)	1	—

HDFC Bank Ltd.	183,847	6,149

Hero MotoCorp Ltd.	202,207	7,458

Hindalco Industries Ltd.	151,470	449

Hindustan Petroleum Corp. Ltd.	59,782	245

Hindustan Unilever Ltd.	55,957	1,377

Housing Development Finance Corp. Ltd.	160,279	4,556

ICICI Bank Ltd.	158,064	914

Indian Oil Corp. Ltd.	127,037	299

Infosys Ltd. ADR	255,785	2,796

ITC Ltd.	922,909	3,956

JSW Steel Ltd.	143,265	605

Jubilant Life Sciences Ltd.	13,139	126

Larsen & Toubro Ltd.	119,191	2,381

Mahindra & Mahindra Ltd.	90,165	877

Manappuram Finance Ltd.	178,695	323

Maruti Suzuki India Ltd.	7,147	689

Mphasis Ltd.	10,654	152

Muthoot Finance Ltd. *	48,983	436

NIIT Technologies Ltd.	15,410	295

NMDC Ltd.	157,801	238

Oil & Natural Gas Corp.Ltd.	155,523	359

Power Finance Corp. Ltd.	198,502	352

Reliance Industries Ltd.	209,887	4,122

Reliance Infrastructure Ltd.	43,002	86

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

India – 8.3% – continued

SRF Ltd.	7,984	$277

Sun TV Network Ltd.	33,853	307

Tata Chemicals Ltd.	31,797	270

Tata Consultancy Services Ltd.	759,880	21,962

Tata Steel Ltd.	58,282	438

Tech Mahindra Ltd.	78,484	878

Vedanta Ltd.	30,804	82
		68,054

Indonesia – 1.7%

Ace Hardware Indonesia Tbk PT	13,325,000	1,666

Adaro Energy Tbk PT	5,249,000	496

Astra International Tbk PT	2,008,000	1,035

Bank Mandiri Persero Tbk PT	4,779,000	2,503

Bank Rakyat Indonesia Persero Tbk PT	13,688,300	3,966

Bank Tabungan Pensiunan Nasional Syariah Tbk PT *	1,504,600	234

Bukit Asam Tbk PT	491,300	145

Gudang Garam Tbk PT	244,300	1,430

Hanjaya Mandala Sampoerna Tbk PT	1,874,600	495

Indofood CBP Sukses Makmur Tbk PT	639,700	419

Telekomunikasi Indonesia Persero Tbk PT	2,953,500	816

United Tractors Tbk PT	315,100	599
		13,804

Japan – 0.1%

Keyence Corp.	1,089	680

Malaysia – 0.3%

AirAsia Bhd.	667,400	435

DiGi.Com Bhd.	120,000	134

Genting Bhd.	99,900	163

Petronas Chemicals Group Bhd.	393,900	883

RHB Bank Bhd.	134,600	188

Top Glove Corp. Bhd.	467,100	529

Westports Holdings Bhd.	375,800	347
		2,679

Mexico – 5.5%

Alfa S.A.B. de C.V., Series A	5,997,310	6,359

America Movil S.A.B. de C.V., Series L	144,900	103

America Movil S.A.B. de C.V., Series L ADR	680,518	9,718

Banco del Bajio S.A. (2)	111,800	222

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander ADR	51,521	349

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

Mexico – 5.5% – continued

Coca-Cola Femsa S.A.B. de C.V. ADR	11,258	$743

Fomento Economico Mexicano S.A.B. de C.V. ADR	29,100	2,685

Gentera S.A.B. de C.V.	244,000	190

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	114,500	645

Grupo Bimbo S.A.B. de C.V., Series A	1,691,158	3,528

Grupo Financiero Banorte S.A.B. de C.V., Series O	338,900	1,841

Industrias Bachoco S.A.B. de C.V. ADR	4,700	217

Megacable Holdings S.A.B. de C.V., Series CPO	77,539	360

Telesites S.A.B. de C.V. *	402,668	260

Wal-Mart de Mexico S.A.B. de C.V.	6,655,100	17,791
		45,011

Netherlands – 0.0%

Royal Dutch Shell PLC, Class A	13,028	409

Peru – 0.4%

Credicorp Ltd.	12,843	3,082

Philippines – 0.7%

Ayala Land, Inc.	1,030,800	882

BDO Unibank, Inc.	516,400	1,317

Cebu Air, Inc.	146,990	232

DMCI Holdings, Inc.	1,221,900	279

Globe Telecom, Inc.	8,895	329

International Container Terminal Services, Inc.	94,800	236

LT Group, Inc.	2,293,000	703

Puregold Price Club, Inc.	656,000	602

SM Prime Holdings, Inc.	1,577,400	1,199
		5,779

Poland – 0.3%

Dino Polska S.A. (2)*	14,734	464

Energa S.A. *	72,459	163

Grupa Lotos S.A.	23,364	508

Powszechna Kasa Oszczednosci Bank Polski S.A.	103,765	1,043
		2,178

Qatar – 0.1%

Industries Qatar QSC	7,972	272

Ooredoo QPSC	22,358	408

Qatar National Bank QPSC	6,372	316
		996

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

Russia – 2.3%

Gazprom PJSC ADR	622,680	$2,812

LUKOIL PJSC ADR	55,641	4,988

Mobile TeleSystems PJSC ADR	53,010	401

Novolipetsk Steel PJSC GDR	21,947	563

Sberbank of Russia PJSC ADR	359,871	4,775

Surgutneftegas PJSC ADR	41,726	155

Tatneft PJSC ADR (London Exchange)	5,355	371

X5 Retail Group N.V. GDR (Registered)	53,617	1,337

Yandex N.V., Class A *	95,900	3,293
		18,695

Singapore – 0.0%

IGG, Inc.	354,000	490

South Africa – 5.8%

Absa Group Ltd.	12,630	133

African Rainbow Minerals Ltd.	12,937	153

Barloworld Ltd.	927,325	8,171

Bidvest Group (The) Ltd.	623,014	8,367

Clicks Group Ltd.	81,881	1,046

Discovery Ltd.	66,369	629

FirstRand Ltd.	184,726	807

Imperial Logistics Ltd.	84,609	351

Kumba Iron Ore Ltd.	4,380	131

Motus Holdings Ltd. (5)	1	—

MTN Group Ltd.	165,493	1,018

MultiChoice Group Ltd. *	12,445	104

Naspers Ltd., Class N	34,825	8,058

Nedbank Group Ltd.	34,748	605

Redefine Properties Ltd.	1,132,775	761

Reinet Investments S.C.A.	17,243	295

RMB Holdings Ltd.	155,137	818

Standard Bank Group Ltd.	609,879	7,836

Truworths International Ltd.	1,558,918	7,504

Wilson Bayly Holmes-Ovcon Ltd.	34,260	255
		47,042

South Korea – 13.2%

Amorepacific Corp.	55,591	9,249

Celltrion, Inc. *	2,147	343

Cheil Worldwide, Inc.	7,980	170

Com2uS Corp.	4,376	402

Daelim Industrial Co. Ltd.	2,105	179

Doosan Bobcat, Inc.	5,839	159

Fila Korea Ltd.	20,088	1,383

Grand Korea Leisure Co. Ltd.	13,101	262

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

South Korea – 13.2% – continued

GS Engineering & Construction Corp.	18,237	$686

GS Retail Co. Ltd.	4,265	147

Hana Financial Group, Inc.	18,779	602

Hyundai Glovis Co. Ltd.	2,804	318

Hyundai Mobis Co. Ltd.	26,314	4,841

Hyundai Motor Co.	115,362	12,152

Industrial Bank of Korea	68,507	848

Innocean Worldwide, Inc.	2,374	146

KB Financial Group, Inc.	21,706	802

Kia Motors Corp.	22,111	689

Korea Electric Power Corp. *	13,203	347

Korea Investment Holdings Co. Ltd.	1,917	105

KT Corp. ADR	36,036	448

KT&G Corp.	12,035	1,097

Kumho Petrochemical Co. Ltd.	3,178	267

LG Chem Ltd.	3,517	1,136

LG Corp.	6,258	427

LG Display Co. Ltd. *	33,735	581

LG Household & Health Care Ltd.	3,241	4,055

LG Uplus Corp.	60,949	830

Lotte Shopping Co. Ltd.	4,846	760

Medy-Tox, Inc.	39	20

Meritz Fire & Marine Insurance Co. Ltd.	6,473	139

Meritz Securities Co. Ltd.	70,179	302

NH Investment & Securities Co. Ltd.	69,404	822

Orion Corp.	81,975	7,221

POSCO	43,796	9,795

Sam Chun Dang Pharm Co. Ltd.	5,060	210

Samsung Electronics Co. Ltd.	974,123	38,307

Samsung SDS Co. Ltd.	4,646	962

Shinhan Financial Group Co. Ltd.	78,957	2,925

SK Holdings Co. Ltd.	3,131	747

SK Hynix, Inc.	12,169	795

SK Telecom Co. Ltd.	1,366	303

Ssangyong Cement Industrial Co. Ltd.	263,359	1,485

Woori Financial Group, Inc.	21,735	263
		107,727

Switzerland – 0.2%

Nestle S.A. (Registered)	6,079	580

Sika A.G. (Registered)	5,820	814
		1,394

Taiwan – 11.7%

Acer, Inc. *	453,000	292

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

Taiwan – 11.7% – continued

Airtac International Group	269,800	$3,484

AU Optronics Corp.	2,258,000	831

Catcher Technology Co. Ltd.	901,000	6,972

Chailease Holding Co. Ltd.	233,960	955

China Development Financial Holding Corp.	691,000	231

Chipbond Technology Corp.	238,000	548

CTBC Financial Holding Co. Ltd.	2,488,000	1,651

Delta Electronics, Inc.	464,000	2,398

Eclat Textile Co. Ltd.	87,000	1,171

Elan Microelectronics Corp.	153,000	441

Formosa Chemicals & Fibre Corp.	319,000	1,161

Formosa Plastics Corp.	458,000	1,630

Hon Hai Precision Industry Co. Ltd.	3,507,668	8,400

Innolux Corp.	1,589,000	516

Largan Precision Co. Ltd.	19,900	2,985

Lite-On Technology Corp.	511,000	743

Makalot Industrial Co. Ltd.	248,000	1,738

Mega Financial Holding Co. Ltd.	448,000	408

Merry Electronics Co. Ltd.	53,000	291

Phison Electronics Corp.	35,000	343

President Chain Store Corp.	210,000	2,070

Radiant Opto-Electronics Corp.	154,000	492

Realtek Semiconductor Corp.	73,000	431

Taiwan Semiconductor Manufacturing Co. Ltd.	4,430,542	35,444

Taiwan Semiconductor Manufacturing

Co.Ltd.ADR	402,800	16,499

Tripod Technology Corp.	100,000	323

Unimicron Technology Corp.	318,000	307

Uni-President Enterprises Corp.	618,000	1,504

United Microelectronics Corp.	1,262,000	477

Yuanta Financial Holding Co. Ltd.	1,670,000	950
		95,686

Thailand – 2.2%

Airports of Thailand PCL NVDR	1,257,500	2,697

Bangkok Chain Hospital PCL NVDR	244,300	131

Bumrungrad Hospital PCL NVDR	36,800	208

CP ALL PCL NVDR	700,800	1,652

Kasikornbank PCL NVDR	345,500	2,044

Krungthai Card PCL NVDR	183,700	204

PTT Exploration & Production PCL NVDR	100,000	397

PTT PCL NVDR	806,600	1,223

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% (1) – continued

Thailand – 2.2% – continued

Quality Houses PCL NVDR	1,359,700	$127

Siam Commercial Bank (The) PCL (Registered)	1,875,100	7,799

Siam Global House PCL NVDR	1,926,355	1,051

Star Petroleum Refining PCL NVDR	442,800	152

Thanachart Capital PCL NVDR	171,463	295
		17,980

Turkey – 1.1%

Akbank T.A.S. *	182,614	207

BIM Birlesik Magazalar A.S.	78,159	1,069

Haci Omer Sabanci Holding A.S.	115,024	162

KOC Holding A.S.	156,856	453

Tofas Turk Otomobil Fabrikasi A.S.	81,240	249

Turk Hava Yollari A.O. *	60,646	141

Turkcell Iletisim Hizmetleri A.S.	2,806,698	6,089

Turkiye Garanti Bankasi A.S.	448,135	671
		9,041

United Arab Emirates – 1.3%

Abu Dhabi Commercial Bank PJSC	118,824	307

Dubai Investments PJSC	1,022,280	382

Dubai Islamic Bank PJSC	594,423	793

Emaar Properties PJSC	5,803,164	7,552

First Abu Dhabi Bank PJSC	308,507	1,283
		10,317

United Kingdom – 0.2%

AstraZeneca PLC	13,665	1,091

Diageo PLC	22,016	901
		1,992

United States – 2.0%

Copa Holdings S.A., Class A	34,778	2,803

Estee Lauder (The) Cos., Inc., Class A	10,070	1,667

Mastercard, Inc., Class A	3,220	758

Microsoft Corp.	15,000	1,769

Tenaris S.A. ADR	255,245	7,211

Visa, Inc., Class A	15,730	2,457
		16,665
Total Common Stocks
(Cost $624,488)		752,723

	NUMBER OF SHARES	VALUE (000s)
PARTICIPATION (EQUITY LINKED) NOTES – 0.2%

China – 0.1%

Shanghai International Airport Co. Ltd., Issued by JPMorgan Structured Products, Expires 11/20/19 (2)	73,000	$676

United Kingdom – 0.1%

HSBC Bank PLC, Issued by Al Rajhi Bank, Expires 1/19/21	38,029	1,085
Total Participation (Equity Linked) Notes
(Cost $1,210)		1,761

PREFERRED STOCKS – 4.5% (1)

Brazil – 4.2%

Banco Bradesco S.A. ADR *	792,945	8,651

Banco do Estado do Rio Grande do Sul S.A., Class B, 0.20% (6)	55,700	344

Itau Unibanco Holding S.A., 0.53% (6)	81,641	713

Itau Unibanco Holding S.A. ADR, 0.53% (6)	2,085,627	18,375

Lojas Americanas S.A. *	1,362,983	5,796

Petroleo Brasileiro S.A., 0.07% (6)	83,556	594
		34,473

Chile – 0.0%

Embotelladora Andina S.A., Class B ADR, 2.95% (6)	9,566	207

Colombia – 0.1%

Banco Davivienda S.A., 2.22% (6)	33,379	392

South Korea – 0.2%

Samsung Electronics Co. Ltd., 3.83% (6)	58,657	1,876
Total Preferred Stocks
(Cost $30,619)		36,948

INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (7)(8)	21,164,164	21,164
Total Investment Companies
(Cost $21,164)		21,164

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 2.45%, 7/18/19 (9)(10)	$1,990	$1,976
Total Short-Term Investments
(Cost $1,976)		1,976

Total Investments – 99.8%
(Cost $679,457)		814,572

Other Assets less Liabilities – 0.2%		1,791
Net Assets – 100.0%		$816,363

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of this restricted illiquid security amounted to approximately $2,634,000 or 0.3% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Tianhe Chemicals Group Ltd.	6/13/14-12/15/14	$4,079

(4)	Level 3 asset that is worthless, bankrupt or has been delisted.
(5)	Value rounds to less than one thousand.
(6)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2019 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CPO – Certificate of Ordinary Participation

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI Emerging Markets Index	262	$13,852	Long	6/19	$161

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	9.6%
Consumer Discretionary	14.6
Consumer Staples	12.3
Energy	5.1
Financials	20.3
Health Care	1.4
Industrials	7.8
Information Technology	19.6
Materials	6.0
Real Estate	2.8
Utilities	0.5

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	18.8%
United States Dollar	18.3
Korean Won	13.8
Taiwan Dollar	10.0
Indian Rupee	8.2
Brazilian Real	7.5
South African Rand	5.9
All other currencies less than 5%	17.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued MARCH 31, 2019 rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$477	$–	$–	$477
Brazil	61,163	–	–	61,163
Chile	1,326	–	–	1,326
China	33,145	131,579	–	164,724
Egypt	10,218	219	–	10,437
India	3,024	65,030	–	68,054
Mexico	45,011	–	–	45,011
Peru	3,082	–	–	3,082
Russia	3,694	15,001	–	18,695
South Africa	104	46,938	–	47,042
South Korea	711	107,016	–	107,727
Taiwan	16,499	79,187	–	95,686
United States	16,665	–	–	16,665
All Other Countries (1)	–	112,634	–	112,634
Total Common Stocks	195,119	557,604	–	752,723
Participation (Equity Linked) Notes (1)	–	1,761	–	1,761
Preferred Stocks:
South Korea	–	1,876	–	1,876
All Other Countries (1)	35,072	–	–	35,072
Total Preferred Stocks	35,072	1,876	–	36,948
Investment Companies	21,164	–	–	21,164
Short-Term Investments	–	1,976	–	1,976
Total Investments	$251,355	$563,217	$–	$814,572

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$161	$–	$–	$161

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1)

Argentina – 0.2%

Globant S.A. *	6,149	$439

YPF S.A. ADR	107,211	1,502
		1,941

Australia – 1.8%

Appen Ltd.	17,857	285

Beach Energy Ltd.	681,547	1,000

Charter Hall Group	164,639	1,202

CSL Ltd.	78,031	10,840

CSR Ltd.	165,274	391

Downer EDI Ltd.	80,917	442

Magellan Financial Group Ltd.	12,143	315

Metcash Ltd.	219,481	413

Northern Star Resources Ltd.	95,265	603

Orora Ltd.	140,305	298

OZ Minerals Ltd.	61,699	467

Seven Group Holdings Ltd.	32,706	410

Star Entertainment Group (The) Ltd.	95,920	285
		16,951

Belgium – 0.6%

Ageas	65,658	3,168

D’ieteren S.A./N.V.	41,358	1,638

Warehouses De Pauw – CVA	4,719	757
		5,563

Brazil – 0.5%

Cia Paranaense de Energia	81,232	666

Embraer S.A. ADR	205,046	3,898
		4,564

Canada – 5.9%

Air Canada *	19,308	465

ARC Resources Ltd.	98,838	675

Badger Daylighting Ltd.	13,323	405

Barrick Gold Corp.	204,464	2,803

BRP, Inc. (Sub Voting)	15,367	426

Cameco Corp.	69,933	824

Canada Goose Holdings, Inc. *	16,528	794

Canadian Apartment Properties REIT	13,855	533

Canadian Imperial Bank of Commerce	16,720	1,321

Canadian Pacific Railway Ltd.	50,185	10,340

Canadian Western Bank	13,870	290

Capital Power Corp.	21,546	505

Celestica, Inc. *	112,960	955

Detour Gold Corp. *	30,094	282

Dollarama, Inc.	118,675	3,166

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Canada – 5.9% – continued

Dorel Industries, Inc., Class B	77,842	$687

E-L Financial Corp. Ltd.	2,033	1,226

Encana Corp.	530,730	3,844

Enerflex Ltd.	26,855	384

Entertainment One Ltd.	105,541	616

Gildan Activewear, Inc.	86,505	3,110

Gran Tierra Energy, Inc. *	157,396	358

Kinross Gold Corp. *	378,043	1,300

Kirkland Lake Gold Ltd.	25,965	790

Manulife Financial Corp.	217,492	3,678

Parex Resources, Inc. *	45,982	720

Shopify, Inc., Class A *	57,255	11,830

Tamarack Valley Energy Ltd. *	162,759	296

TFI International, Inc.	16,615	491

Tourmaline Oil Corp.	42,304	653

Tricon Capital Group, Inc.	50,988	439
		54,206

China – 2.3%

Baidu, Inc. ADR *	25,544	4,211

China Telecom Corp. Ltd., Class H	6,345,795	3,524

Dongfeng Motor Group Co. Ltd., Class H	3,278,119	3,282

Tencent Holdings Ltd.	216,905	9,974
		20,991

Czech Republic – 0.1%

O2 Czech Republic A.S.	64,468	699

Denmark – 2.0%

AP Moller – Maersk A/S, Class B	2,802	3,558

Chr Hansen Holding A/S	76,147	7,738

Dfds A/S	9,282	384

DSV A/S	62,005	5,131

GN Store Nord A/S	10,624	494

Royal Unibrew A/S	10,223	755
		18,060

Finland – 0.4%

Cramo OYJ	23,491	462

DNA OYJ	14,953	310

Metsa Board OYJ	42,532	261

Nokia OYJ	242,626	1,380

Tieto OYJ	10,992	336

Valmet OYJ	24,765	627
		3,376

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

France – 8.4%

Air France-KLM *	56,049	$631

Alstom S.A.	65,558	2,845

Alten S.A.	6,828	732

Arkema S.A.	9,081	867

BNP Paribas S.A.	165,247	7,920

Carrefour S.A.	25,458	476

Cie de Saint-Gobain	135,444	4,913

Danone S.A.	12,172	939

Eiffage S.A.	9,081	873

Engie S.A.	230,089	3,432

EssilorLuxottica S.A.	47,823	5,206

EssilorLuxottica S.A. (Euronext Paris Exchange)	26,556	2,902

Faurecia S.A.	8,016	339

Fnac Darty S.A. *	3,657	273

Korian S.A.	13,423	544

LVMH Moet Hennessy Louis Vuitton S.E.	27,988	10,321

Nexity S.A.	11,304	552

Pernod Ricard S.A.	45,230	8,124

Renault S.A.	44,400	2,941

Rexel S.A.	228,650	2,581

Savencia S.A.	20,596	1,466

SCOR S.E.	8,469	361

SEB S.A.	1,940	327

Societe BIC S.A.	13,743	1,226

Societe Generale S.A.	115,670	3,353

SOITEC *	4,684	385

Teleperformance	7,609	1,368

Television Francaise 1	48,674	449

TOTAL S.A.	189,818	10,541

Worldline S.A./France (2)*	6,051	359
		77,246

Germany – 4.4%

Aareal Bank A.G.	7,412	228

adidas A.G.	35,027	8,509

alstria office REIT-A.G.	29,357	478

BASF S.E.	74,843	5,497

Bechtle A.G.	4,804	445

Carl Zeiss Meditec A.G. (Bearer)	9,119	761

CECONOMY A.G. *	156,002	830

Commerzbank A.G. *	65,452	507

Deutsche Post A.G. (Registered)	92,906	3,022

Deutz A.G.	25,523	214

Draegerwerk A.G. & Co. KGaA	37,057	1,587

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Germany – 4.4% – continued

Draegerwerk A.G. & Co. KGaA *	2,681	$689

Duerr A.G.	6,812	267

E.ON S.E.	175,026	1,946

Fraport A.G. Frankfurt Airport Services Worldwide	3,711	284

Gerresheimer A.G.	4,501	338

HUGO BOSS A.G.	5,034	344

Koenig & Bauer A.G.	930	39

Krones A.G.	14,346	1,264

METRO A.G.	151,980	2,520

Rheinmetall A.G.	5,519	575

RHOEN-KLINIKUM A.G.	63,137	1,817

RWE A.G.	98,795	2,647

SAF-Holland S.A.	1,975	23

Salzgitter A.G.	20,038	579

SAP S.E.	30,465	3,520

Scout24 A.G. (2)	8,133	421

TAG Immobilien A.G.	36,990	913
		40,264

Hong Kong – 2.9%

AIA Group Ltd.	993,800	9,892

China High Precision Automation Group Ltd. (3)*	982,000	5

China Merchants Port Holdings Co. Ltd.	538,309	1,148

China Mobile Ltd.	155,000	1,585

China Mobile Ltd. (Hong Kong Exchange)	718,418	7,346

China Unicom Hong Kong Ltd.	3,325,403	4,244

First Pacific Co. Ltd.	1,410,000	514

Towngas China Co. Ltd. *	445,000	350

Yue Yuen Industrial Holdings Ltd.	322,000	1,108
		26,192

Hungary – 0.0%

Magyar Telekom Telecommunications PLC	299,825	484

India – 1.1%

HDFC Bank Ltd. ADR	84,133	9,752

Ireland – 2.8%

Accenture PLC, Class A	62,849	11,062

Bank of Ireland Group PLC	441,996	2,634

C&C Group PLC	725,655	2,602

Dalata Hotel Group PLC	59,264	391

Grafton Group PLC	39,891	421

ICON PLC *	32,244	4,404

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Ireland – 2.8% – continued

Ryanair Holdings PLC ADR *	48,198	$3,612

UDG Healthcare PLC	57,771	426
		25,552

Israel – 0.3%

Israel Discount Bank Ltd., Class A	82,873	287

Taro Pharmaceutical Industries Ltd.	20,482	2,214
		2,501

Italy – 3.1%

A2A S.p.A.	312,597	571

Amplifon S.p.A.	47,773	930

Assicurazioni Generali S.p.A.	213,963	3,962

BPER Banca	443,256	1,816

DiaSorin S.p.A.	3,671	370

Eni S.p.A.	360,399	6,367

Infrastrutture Wireless Italiane S.p.A. (2)	83,003	742

Interpump Group S.p.A.	9,901	323

Saipem S.p.A. *	571,597	3,022

Saras S.p.A.	112,331	208

Technogym S.p.A. (2)	28,288	348

UniCredit S.p.A.	756,778	9,709
		28,368

Japan – 17.4%

ADEKA Corp.	78,800	1,157

Advantest Corp.	13,300	311

Aiful Corp. *	106,700	269

Asahi Intecc Co. Ltd.	10,100	475

Benesse Holdings, Inc.	22,691	591

Bic Camera, Inc.	32,300	340

Calbee, Inc.	60,700	1,637

Canon, Inc.	83,341	2,422

Chiyoda Corp. *	101,023	242

Chudenko Corp.	47,500	971

Citizen Watch Co. Ltd.	241,126	1,348

Dai Nippon Printing Co. Ltd.	57,300	1,373

Daifuku Co. Ltd.	7,800	408

Dai-ichi Life Holdings, Inc.	176,050	2,453

Daikyonishikawa Corp.	24,700	227

DeNA Co. Ltd.	92,955	1,401

Denka Co. Ltd.	11,300	327

East Japan Railway Co.	39,500	3,820

Eisai Co. Ltd.	28,831	1,622

FANUC Corp.	19,400	3,320

Fuji Media Holdings, Inc.	117,691	1,626

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Japan – 17.4% – continued

Fuji Oil Holdings, Inc.	10,500	$360

Fujitsu Ltd.	33,817	2,449

FULLCAST Holdings Co. Ltd.	14,400	309

Gree, Inc.	219,670	899

Hachijuni Bank (The) Ltd.	391,400	1,627

HIS Co. Ltd.	9,300	342

Hitachi Metals Ltd.	159,302	1,857

Honda Motor Co. Ltd.	206,246	5,590

Horiba Ltd.	6,900	385

Ibiden Co. Ltd.	80,093	1,219

Inpex Corp.	295,495	2,805

Japan Airlines Co. Ltd.	53,900	1,899

Japan Hotel REIT Investment Corp.	611	493

JCR Pharmaceuticals Co. Ltd.	5,800	344

JGC Corp.	151,325	2,021

JSR Corp.	184,740	2,873

Kanamoto Co. Ltd.	12,300	305

KDDI Corp.	175,500	3,786

Keihin Corp.	23,000	378

Kenedix Office Investment Corp.	71	493

Keyence Corp.	17,760	11,096

Kissei Pharmaceutical Co. Ltd.	86,500	2,267

Kumagai Gumi Co. Ltd.	10,900	341

Lasertec Corp.	10,500	441

Maeda Corp.	35,400	352

Makino Milling Machine Co. Ltd.	7,300	302

Matsumotokiyoshi Holdings Co. Ltd.	13,500	452

Medipal Holdings Corp.	64,300	1,529

Mitsubishi Estate Co. Ltd.	124,900	2,268

Mitsubishi Heavy Industries Ltd.	69,875	2,906

Mitsubishi Shokuhin Co. Ltd.	72,800	1,906

Mitsubishi Tanabe Pharma Corp.	134,000	1,792

Mitsubishi UFJ Financial Group, Inc.	985,799	4,893

Mizuho Financial Group, Inc.	2,503,696	3,880

NET One Systems Co. Ltd.	41,400	1,046

Nikon Corp.	90,203	1,275

Nippon Accommodations Fund, Inc.	101	513

Nippon Suisan Kaisha Ltd.	84,100	642

Nippon Television Holdings, Inc.	96,776	1,454

Nomura Holdings, Inc.	719,200	2,579

North Pacific Bank Ltd.	121,500	305

OKUMA Corp.	6,400	348

Open House Co. Ltd.	7,300	251

PALTAC CORPORATION	14,200	775

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Japan – 17.4% – continued

Penta-Ocean Construction Co. Ltd.	68,300	$318

Rengo Co. Ltd.	42,600	400

Round One Corp.	32,800	417

Ryobi Ltd.	3,500	79

Sankyo Co. Ltd.	52,900	2,020

Sankyu, Inc.	7,900	386

Sanwa Holdings Corp.	39,600	473

Sawai Pharmaceutical Co. Ltd.	6,800	394

Sega Sammy Holdings, Inc.	122,700	1,451

Seino Holdings Co. Ltd.	32,400	432

Shiga Bank (The) Ltd.	18,500	441

Shimamura Co. Ltd.	25,668	2,174

Ship Healthcare Holdings, Inc.	11,400	469

Shizuoka Bank (The) Ltd.	238,300	1,818

Sompo Holdings, Inc.	79,400	2,934

Starts Corp., Inc.	14,700	314

Sumitomo Bakelite Co. Ltd.	7,500	270

Sumitomo Forestry Co. Ltd.	31,100	433

Sumitomo Mitsui Financial Group, Inc.	196,250	6,867

Sumitomo Mitsui Trust Holdings, Inc.	89,112	3,207

Sushiro Global Holdings Ltd.	5,800	399

T&D Holdings, Inc.	356,481	3,758

Taisho Pharmaceutical Holdings Co. Ltd.	8,100	774

Taiyo Yuden Co. Ltd.	25,400	502

Takasago Thermal Engineering Co. Ltd.	23,000	371

Takeda Pharmaceutical Co. Ltd.	294,113	12,037

THK Co. Ltd.	40,700	1,011

TIS, Inc.	17,500	831

Toagosei Co. Ltd.	135,500	1,437

Toda Corp.	49,700	306

Tokai Carbon Co. Ltd.	36,200	455

Tokyo Ohka Kogyo Co. Ltd.	37,400	1,023

Tokyo Steel Manufacturing Co. Ltd.	54,000	470

Toyo Suisan Kaisha Ltd.	51,900	1,979

TSI Holdings Co. Ltd.	179,100	1,029

Tsubaki Nakashima Co. Ltd.	5,500	99

TV Asahi Holdings Corp.	69,700	1,227

UT Group Co. Ltd.	13,500	311

Valor Holdings Co. Ltd.	11,800	286

Wacoal Holdings Corp.	46,700	1,163

Yahoo Japan Corp.	1,481,880	3,634

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Japan – 17.4% – continued

Yamato Kogyo Co. Ltd.	13,600	$372

Zenkoku Hosho Co. Ltd.	14,300	500
		159,658

Jordan – 0.1%

Hikma Pharmaceuticals PLC	21,705	507

Mexico – 0.9%

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	100,226	465

Fibra Uno Administracion S.A. de C.V.	946,717	1,305

Industrias Bachoco S.A.B. de C.V., Series B	128,193	492

Wal-Mart de Mexico S.A.B. de C.V.	2,342,396	6,262
		8,524

Netherlands – 3.7%

Akzo Nobel N.V.	51,417	4,561

AMG Advanced Metallurgical Group N.V.	9,896	309

ASM International N.V.	6,545	355

ASML Holding N.V. (Registered)	27,145	5,105

ASR Nederland N.V.	16,290	679

Core Laboratories N.V.	34,358	2,368

Euronext N.V. (2)	10,390	659

IMCD N.V.	4,978	379

ING Groep N.V.	466,773	5,658

Intertrust N.V. (2)	15,405	291

PostNL N.V.	469,248	1,202

Royal Dutch Shell PLC, Class B	369,268	11,672

TKH Group N.V. – CVA	5,910	279
		33,517

New Zealand – 0.0%

Summerset Group Holdings Ltd.	107,244	482

Norway – 0.3%

Norsk Hydro ASA	582,979	2,371

Russia – 0.7%

Gazprom PJSC ADR	752,979	3,401

LUKOIL PJSC ADR	22,138	1,985

Sberbank of Russia PJSC ADR	113,683	1,508
		6,894

Singapore – 0.1%

Frasers Logistics & Industrial Trust	599,000	513

Mapletree Industrial Trust	346,000	536
		1,049

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Slovenia – 0.1%

Nova Ljubljanska Banka dd GDR (2)*	72,541	$1,009

South Africa – 0.5%

Anglo American Platinum Ltd.	17,258	881

Gold Fields Ltd. ADR	688,465	2,568

Impala Platinum Holdings Ltd. *	244,886	1,040

MTN Group Ltd.	50,737	312
		4,801

South Korea – 3.3%

AfreecaTV Co. Ltd.	8,535	412

Chong Kun Dang Pharmaceutical Corp.	3,448	310

Douzone Bizon Co. Ltd.	7,766	319

GS Home Shopping, Inc.	2,102	331

Hyundai Construction Equipment Co. Ltd.	5,978	252

Kangwon Land, Inc.	19,760	557

KB Financial Group, Inc.	77,658	2,870

Kia Motors Corp.	71,129	2,216

KIWOOM Securities Co. Ltd.	5,430	388

Korea United Pharm, Inc.	14,428	323

KT Corp. ADR	255,500	3,178

KT&G Corp.	21,425	1,954

Lotte Chilsung Beverage Co. Ltd.	520	811

Lotte Confectionery Co. Ltd.	2,361	385

Lotte Corp.	15,721	684

Maeil Dairies Co. Ltd.	5,498	419

NongShim Co. Ltd.	1,936	527

Poongsan Corp.	9,916	252

S-1 Corp.	20,165	1,785

Samsung Electronics Co. Ltd.	81,270	3,196

Seoul Semiconductor Co. Ltd.	16,109	294

SFA Engineering Corp.	12,118	463

Shinhan Financial Group Co. Ltd.	71,378	2,644

SK Innovation Co. Ltd.	5,018	793

SK Telecom Co. Ltd.	18,792	4,163

SKC Co. Ltd.	11,348	361

SL Corp.	17,453	338

Soulbrain Co. Ltd.	7,170	335
		30,560

Spain – 1.7%

Amadeus IT Group S.A.	63,355	5,078

Atresmedia Corp. de Medios de Comunicacion S.A.	245,896	1,154

Bankinter S.A.	36,154	275

CaixaBank S.A.	1,309,711	4,094

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Spain – 1.7% – continued

Cia de Distribucion Integral Logista Holdings S.A.	13,508	$318

Industria de Diseno Textil S.A.	80,154	2,357

Masmovil Ibercom S.A. *	20,830	441

Merlin Properties Socimi S.A.	111,658	1,461
		15,178

Sweden – 1.1%

Atlas Copco AB, Class A	168,702	4,535

Dometic Group AB (2)	53,480	421

Evolution Gaming Group AB (2)	4,537	358

Loomis AB, Class B	13,293	458

Peab AB	37,962	328

Resurs Holding AB (2)	49,521	307

SSAB AB, Class B	129,283	392

Swedish Orphan Biovitrum AB *	12,159	285

Telefonaktiebolaget LM Ericsson, Class B	203,343	1,866

THQ Nordic AB *	14,682	328

Wihlborgs Fastigheter AB	53,459	729
		10,007

Switzerland – 7.5%

ABB Ltd. (Registered)	292,902	5,510

Adecco Group A.G. (Registered)	79,027	4,221

Bucher Industries A.G. (Registered)	889	298

Cembra Money Bank A.G.	3,143	298

Chubb Ltd.	63,913	8,953

Cie Financiere Richemont S.A. (Registered)	19,770	1,442

Coca-Cola HBC A.G. – CDI *	23,723	809

Emmi A.G. (Registered)	123	108

Forbo Holding A.G. (Registered)	281	441

Geberit A.G. (Registered)	12,455	5,096

Georg Fischer A.G. (Registered)	524	478

Givaudan S.A. (Registered)	452	1,159

Helvetia Holding A.G. (Registered)	498	304

Julius Baer Group Ltd. *	77,080	3,119

LafargeHolcim Ltd. (Registered) (SIX Swiss Exchange) *	75,594	3,740

Logitech International S.A. (Registered)	25,424	998

Nestle S.A. (Registered)	100,484	9,590

Novartis A.G. (Registered)	40,800	3,927

Pargesa Holding S.A. (Bearer)	22,720	1,781

Roche Holding A.G. (Genusschein)	12,288	3,387

Siegfried Holding A.G. (Registered) *	18	7

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Switzerland – 7.5% – continued

Sika A.G. (Registered)	38,005	$5,315

Straumann Holding A.G. (Registered)	681	557

Swiss Life Holding A.G. (Registered) *	2,518	1,110

UBS Group A.G. (Registered) *	394,639	4,791

Vontobel Holding A.G. (Registered)	8,756	471

Wizz Air Holdings PLC (2)*	10,027	394
		68,304

Taiwan – 1.4%

Asustek Computer, Inc.	205,000	1,485

MediaTek, Inc.	162,027	1,483

Shin Kong Financial Holding Co. Ltd.	4,324,128	1,273

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	212,656	8,710
		12,951

Turkey – 0.1%

Akbank T.A.S. *	604,596	686

United Kingdom – 15.6%

Anglo American PLC	146,988	3,947

Ashmore Group PLC	79,930	446

AstraZeneca PLC	67,257	5,372

Auto Trader Group PLC (2)	66,097	449

AVEVA Group PLC	9,890	417

Aviva PLC	592,203	3,191

B&M European Value Retail S.A.	71,102	346

Balfour Beatty PLC	815,870	2,792

Barclays PLC	2,370,830	4,790

Beazley PLC	66,981	449

Bellway PLC	9,952	396

BP PLC	1,409,478	10,289

British American Tobacco PLC	136,180	5,682

British Land (The) Co. PLC	202,188	1,552

BT Group PLC	1,036,496	3,015

Cairn Energy PLC *	134,585	284

Centrica PLC	1,626,499	2,421

Cineworld Group PLC	151,572	579

Clinigen Group PLC	38,932	471

Coats Group PLC	259,693	268

Cobham PLC *	1,993,694	2,870

Compass Group PLC	385,344	9,058

Computacenter PLC	27,705	399

Costain Group PLC	54,296	237

De La Rue PLC	176,515	887

Electrocomponents PLC	63,058	463

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

United Kingdom – 15.6% – continued

Experian PLC	381,173	$10,328

FLEX LNG Ltd. *	24,308	314

G4S PLC	360,536	864

Hays PLC	192,715	377

HSBC Holdings PLC	727,243	5,923

Hunting PLC	38,304	298

IG Group Holdings PLC	38,202	259

Intermediate Capital Group PLC	38,899	541

ITV PLC	592,201	981

J Sainsbury PLC	1,276,115	3,922

JD Sports Fashion PLC	139,745	917

Johnson Matthey PLC	45,052	1,845

Keller Group PLC	29,577	238

Kingfisher PLC	1,553,911	4,756

Land Securities Group PLC	135,388	1,613

Linde PLC	35,399	6,200

Lloyds Banking Group PLC	2,523,519	2,047

LondonMetric Property PLC	144,614	376

Marks & Spencer Group PLC	1,357,927	4,937

Meggitt PLC	49,556	325

Micro Focus International PLC	124,407	3,221

Mitie Group PLC	632,964	1,227

Moneysupermarket.com Group PLC	82,445	400

National Express Group PLC	94,256	499

Nomad Foods Ltd. *	18,605	380

Northgate PLC	51,549	251

OneSavings Bank PLC	66,478	333

Premier Foods PLC *	1,025,867	486

Prudential PLC	280,835	5,629

Redrow PLC	47,964	376

RELX PLC	53,231	1,140

Rolls-Royce Holdings PLC *	355,298	4,197

Safestore Holdings PLC	78,133	607

Spectris PLC	11,447	375

SSE PLC	263,472	4,082

Standard Chartered PLC	440,213	3,403

Stock Spirits Group PLC	102,000	306

Synthomer PLC	57,533	285

Tate & Lyle PLC	69,317	656

UNITE Group (The) PLC	44,483	532

Vesuvius PLC	59,192	458

Vodafone Group PLC	1,691,577	3,082

Wm Morrison Supermarkets PLC	1,027,732	3,048
		143,104

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

United States – 2.2%

Banco Latinoamericano de Comercio Exterior S.A.	56,641	$1,128

Carnival PLC	34,274	1,683

Mettler-Toledo International, Inc. *	13,500	9,760

Nexteer Automotive Group Ltd.	253,000	313

ResMed, Inc.	71,533	7,437
		20,321
Total Common Stocks
(Cost $802,106)		856,633

PREFERRED STOCKS – 0.9% (1)

Brazil – 0.1%

Telefonica Brasil S.A., 0.38% (4)	74,800	908

Germany – 0.8%

Volkswagen A.G., 3.36% (4)	47,550	7,484
Total Preferred Stocks
(Cost $7,759)		8,392

INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (5)(6)	37,611,568	37,612

Vanguard FTSE Developed Markets ETF	15,523	634
Total Investment Companies
(Cost $38,185)		38,246

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 2.45%, 7/18/19 (7)(8)	$4,460	$4,428
Total Short-Term Investments
(Cost $4,428)		4,428

Total Investments – 99.1%
(Cost $852,478)		907,699

Other Assets less Liabilities – 0.9%		7,997
NET ASSETS – 100.0%		$915,696

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Level 3 asset.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2019 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

CVA – Credit Valuation Adjustment

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

UT – Unlimited Tax

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

MSCI EAFE Index	123	$11,478	Long	6/19	$179

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued MARCH 31, 2019

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	7.8%
Consumer Discretionary	12.2
Consumer Staples	7.0
Energy	7.5
Financials	19.4
Health Care	9.2
Industrials	14.8
Information Technology	10.2
Materials	7.9
Real Estate	2.1
Utilities	1.9

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	23.6%
Japanese Yen	18.4
British Pound	17.6
United States Dollar	14.4
Swiss Franc	6.7
Hong Kong Dollar	5.0
All other currencies less than 5%	14.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$1,941	$–	$–	$1,941
Brazil	4,564	–	–	4,564
Canada	53,590	616	–	54,206
China	4,211	16,780	–	20,991
Germany	689	39,575	–	40,264
Hong Kong	–	26,187	5	26,192
India	9,752	–	–	9,752
Ireland	19,078	6,474	–	25,552
Israel	2,214	287	–	2,501
Mexico	8,524	–	–	8,524
Netherlands	7,473	26,044	–	33,517
Slovenia	1,009	–	–	1,009
South Africa	2,568	2,233	–	4,801
South Korea	3,178	27,382	–	30,560
Switzerland	8,953	59,351	–	68,304
Taiwan	8,710	4,241	–	12,951
United Kingdom	380	142,724	–	143,104
United States	18,325	1,996	–	20,321
All Other Countries (1)	–	347,579	–	347,579
Total Common Stocks	155,159	701,469	5	856,633
Preferred Stocks:
Brazil	908	–	–	908
Germany	–	7,484	–	7,484
Total Preferred Stocks	908	7,484	–	8,392
Investment Companies	38,246	–	–	38,246
Short-Term Investments	–	4,428	–	4,428
Total Investments	$194,313	$713,381	$5	$907,699

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$179	$–	$–	$179

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1)

Australia – 7.1%

Atlas Arteria Ltd.	1,208,045	$6,209

AusNet Services	6,707,604	8,469

Spark Infrastructure Group	10,380,910	16,820

Transurban Group	4,313,348	40,465
		71,963

Brazil – 2.1%

EDP - Energias do Brasil S.A.	2,645,100	11,491

Transmissora Alianca de Energia Eletrica S.A.	1,583,500	10,038
		21,529

Canada – 8.8%

Atco Ltd., Class I	64,600	2,175

Enbridge, Inc.	1,048,808	37,986

Hydro One Ltd. (2)	2,186,920	33,973

TransCanada Corp.	326,641	14,671
		88,805

Chile – 0.6%

Aguas Andinas S.A., Class A	9,886,975	5,621

France – 11.4%

Eutelsat Communications S.A.	848,743	14,880

Getlink S.E.	2,718,195	41,245

SES S.A.	1,259,546	19,607

Vinci S.A.	401,735	39,105
		114,837

Germany – 3.5%

Fraport A.G. Frankfurt Airport Services Worldwide	456,601	34,959

Hong Kong – 0.9%

Power Assets Holdings Ltd.	1,236,500	8,576

Italy – 12.5%

ASTM S.p.A.	155,351	4,228

Atlantia S.p.A.	2,003,299	51,981

Hera S.p.A.	1,590,991	5,755

Italgas S.p.A.	1,317,550	8,145

Snam S.p.A.	4,576,379	23,542

Societa Iniziative Autostradali e Servizi S.p.A.	168,198	2,915

Terna Rete Elettrica Nazionale S.p.A.	4,710,723	29,882
		126,448

Japan – 1.4%

Tokyo Gas Co. Ltd.	535,600	14,491

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.5% (1) – continued

Mexico – 0.5%

ALEATICA S.A.B. de C.V.	4,871,089	$5,418

Netherlands – 2.7%

Koninklijke Vopak N.V.	574,482	27,519

Portugal – 0.5%

REN - Redes Energeticas Nacionais SGPS S.A.	1,588,169	4,530

Spain – 1.1%

Red Electrica Corp. S.A.	539,915	11,509

Switzerland – 2.1%

Flughafen Zurich A.G. (Registered)	117,948	21,534

United Kingdom – 15.9%

National Grid PLC	5,890,516	65,502

Pennon Group PLC	1,414,075	13,701

Severn Trent PLC	1,792,878	46,206

United Utilities Group PLC	3,298,502	35,050
		160,459

United States – 22.4%

American Electric Power Co., Inc.	18,300	1,533

Atmos Energy Corp.	180,067	18,534

CMS Energy Corp.	110,833	6,156

Crown Castle International Corp.	138,311	17,704

Edison International	138,774	8,593

Kansas City Southern	92,000	10,670

Kinder Morgan, Inc.	1,772,742	35,473

NiSource, Inc.	720,411	20,647

Norfolk Southern Corp.	180,400	33,715

PG&E Corp. *	703,072	12,515

SBA Communications Corp. *	54,410	10,863

Sempra Energy	117,682	14,811

SJW Group	97,700	6,032

Union Pacific Corp.	24,600	4,113

Williams (The) Cos., Inc.	842,874	24,207
		225,566
Total Common Stocks
(Cost $873,046)		943,764

INVESTMENT COMPANIES – 4.9%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (3)(4)	49,913,220	49,913
Total Investment Companies
(Cost $49,913)		49,913

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 2.45%, 7/18/19 (5)(6)	$1,750	$1,738
Total Short-Term Investments
(Cost $1,737)		1,738

Total Investments – 98.6%
(Cost $924,696)		995,415

Other Assets less Liabilities – 1.4%		14,179
NET ASSETS – 100.0%		$1,009,594

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2019 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500 (United States Dollar)	70	$9,932	Long	6/19	$153

MSCI EAFE Index (United States Dollar)	84	7,839	Long	6/19	73

Total					$226

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	3.7%
Energy	17.3
Industrials	31.4
Real Estate	3.0
Utilities	44.6
Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	33.9%
United States Dollar	23.9
British Pound	17.0
Canadian Dollar	9.4
Australian Dollar	7.6
All other currencies less than 5%	8.2
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Brazil	$21,529	$–	$–	$21,529
Canada	88,805	–	–	88,805
Chile	5,621	–	–	5,621
Mexico	5,418	–	–	5,418
United States	225,566	–	–	225,566
All Other Countries (1)	–	596,825	–	596,825
Total Common Stocks	346,939	596,825	–	943,764

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$49,913	$–	$–	$49,913
Short-Term Investments	–	1,738	–	1,738
Total Investments	$396,852	$598,563	$–	$995,415

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 226	$ –	$–	$ 226

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1)

Australia – 4.0%

BGP Holdings PLC (2)*	3,277,404	$–

Dexus	75,807	686

Goodman Group	141,868	1,344

GPT Group (The)	178,900	788

National Storage REIT	943,639	1,183
		4,001

Belgium – 1.8%

Shurgard Self Storage S.A. *	26,996	892

Warehouses De Pauw – CVA	5,406	867
		1,759

Canada – 2.5%

Allied Properties Real Estate Investment Trust	10,400	384

Boardwalk Real Estate Investment Trust	47,432	1,447

Granite Real Estate Investment Trust	12,429	594
		2,425

China – 0.4%

SOHO China Ltd. *	948,100	399

France – 2.6%

Gecina S.A.	6,400	947

Unibail-Rodamco-Westfield	10,102	1,656
		2,603

Germany – 4.4%

alstria office REIT-A.G.	48,650	791

Grand City Properties S.A.	36,767	887

LEG Immobilien A.G.	7,522	924

Vonovia S.E.	33,211	1,722
		4,324

Hong Kong – 7.8%

CK Asset Holdings Ltd.	67,344	599

Fortune Real Estate Investment Trust	672,000	885

Hang Lung Properties Ltd.	633,000	1,545

Hongkong Land Holdings Ltd.	104,400	743

Link REIT	196,000	2,292

Sun Hung Kai Properties Ltd.	44,000	755

Wharf Real Estate Investment Co. Ltd.	113,216	843
		7,662

Japan – 9.6%

Advance Residence Investment Corp.	521	1,452

Daito Trust Construction Co. Ltd.	5,500	767

Daiwa House Industry Co. Ltd.	13,800	439

Daiwa Office Investment Corp.	42	299

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Japan – 9.6% – continued

Hulic Reit, Inc.	95	$162

Invincible Investment Corp.	912	446

Japan Logistics Fund, Inc.	490	1,039

Kenedix Office Investment Corp.	222	1,541

Kenedix Residential Next Investment Corp.	232	385

Mitsubishi Estate Co. Ltd.	66,021	1,199

Mitsui Fudosan Co. Ltd.	47,203	1,189

Nippon Accommodations Fund, Inc.	74	376

NIPPON REIT Investment Corp.	53	204
		9,498

Jersey – 0.2%

Atrium European Real Estate Ltd. *	54,164	202

Mexico – 0.6%

Prologis Property Mexico S.A. de C.V.	327,589	633

Norway – 0.9%

Entra ASA (3)	58,154	878

Singapore – 3.2%

Ascendas India Trust	1,051,100	925

CapitaLand Commercial Trust	264,620	379

City Developments Ltd.	81,598	546

Keppel REIT	307,777	293

Mapletree Logistics Trust	987,200	1,065
		3,208

Spain – 0.4%

Merlin Properties Socimi S.A.	27,370	358

Sweden – 0.4%

Hufvudstaden AB, Class A	23,100	401

Thailand – 0.1%

Central Pattana PCL (Registered)	56,900	131

United Kingdom – 6.7%

Big Yellow Group PLC	67,242	869

British Land (The) Co. PLC	109,800	842

Derwent London PLC	20,432	858

Grainger PLC	184,821	569

Great Portland Estates PLC	28,344	276

Land Securities Group PLC	62,212	741

LondonMetric Property PLC	250,560	652

Shaftesbury PLC	75,025	861

Tritax Big Box REIT PLC	202,905	380

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United Kingdom – 6.7% – continued

Tritax EuroBox PLC (3)(4)	181,541	$230

UNITE Group (The) PLC	26,486	317
		6,595

United States – 51.5%

Alexandria Real Estate Equities, Inc.	11,955	1,704

American Homes 4 Rent, Class A	50,655	1,151

American Tower Corp.	3,794	748

Americold Realty Trust	19,342	590

AvalonBay Communities, Inc.	16,391	3,290

Boston Properties, Inc.	11,789	1,578

Brixmor Property Group, Inc.	79,839	1,467

Corporate Office Properties Trust	12,511	342

Cousins Properties, Inc.	40,300	389

CubeSmart	12,800	410

Digital Realty Trust, Inc.	5,100	607

EPR Properties	5,100	392

Equinix, Inc.	2,948	1,336

Equity LifeStyle Properties, Inc.	11,021	1,260

Essex Property Trust, Inc.	2,765	800

Farmland Partners, Inc.	15,544	99

Federal Realty Investment Trust	2,900	400

HCP, Inc.	26,600	833

Highwoods Properties, Inc.	16,900	791

Hudson Pacific Properties, Inc.	19,900	685

Industrial Logistics Properties Trust	26,447	533

Kilroy Realty Corp.	17,351	1,318

Medical Properties Trust, Inc.	75,370	1,395

MGM Growth Properties LLC, Class A	32,790	1,057

Mid-America Apartment Communities, Inc.	28,636	3,131

Park Hotels & Resorts, Inc.	24,264	754

Physicians Realty Trust	48,200	907

Prologis, Inc.	37,588	2,704

Public Storage	17,318	3,772

Regency Centers Corp.	7,300	493

Rexford Industrial Realty, Inc.	16,883	605

RLJ Lodging Trust	37,024	650

RPT Realty	43,295	520

Simon Property Group, Inc.	17,662	3,218

STAG Industrial, Inc.	33,583	996

STORE Capital Corp.	45,426	1,522

Sun Communities, Inc.	10,724	1,271

Toll Brothers, Inc.	4,040	146

Urban Edge Properties	59,071	1,122

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 51.5% – continued

Ventas, Inc.	19,494	$1,244

VICI Properties, Inc.	36,288	794

Welltower, Inc.	32,880	2,551

WP Carey, Inc.	17,830	1,397
		50,972
Total Common Stocks
(Cost $88,165)		96,049

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (5)(6)	2,187,529	2,188
Total Investment Companies
(Cost $2,188)		2,188

Total Investments – 99.3%
(Cost $90,353)		98,237

Other Assets less Liabilities – 0.7%		677
NET ASSETS – 100.0%		$98,914

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of this restricted illiquid security amounted to approximately $230,000 or 0.2% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Tritax EuroBox PLC	7/4/18-3/14/19	$234

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CVA – Credit Valuation Adjustment

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued MARCH 31, 2019

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	6.7%
Diversified REITs	8.7
Health Care REITs	7.2
Homebuilding	0.2
Hotel & Resort REITs	3.0
Industrial REITs	12.1
Office REITs	11.2
Real Estate Development	0.6
Real Estate Operating Companies	9.9
Residential REITs	15.5
Retail REITs	14.3
Specialized REITs	10.6

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	53.9%
Japanese Yen	9.9
Euro	9.6
Hong Kong Dollar	7.6
British Pound	6.9
All other currencies less than 5%	12.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Canada	$2,425	$ –	$–	$2,425
France	1,656	947	–	2,603
Mexico	633	–	–	633
United States	50,972	–	–	50,972
All Other Countries (1)	–	39,416	–	39,416
Total Common Stocks	55,686	40,363	–	96,049
Investment Companies	2,188	–	–	2,188
Total Investments	$57,874	$40,363	$–	$98,237

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1)

Argentina – 0.1%

MercadoLibre, Inc. *	274	$139

Australia – 0.4%

Computershare Ltd.	25,690	312

Harvey Norman Holdings Ltd.	56,893	163

Macquarie Group Ltd.	2,514	231

Qantas Airways Ltd.	40,717	164

Santos Ltd.	27,959	136
		1,006

Austria – 0.1%

ams A.G. *	1,003	27

Raiffeisen Bank International A.G.	4,950	111
		138

Belgium – 0.3%

Galapagos N.V. *	158	18

Galapagos NV *	674	79

Telenet Group Holding N.V.	6,000	289

UCB S.A.	3,934	338
		724

Brazil – 0.4%

Banco Santander Brasil S.A.	15,200	169

BB Seguridade Participacoes S.A.	6,692	45

Cia de Saneamento Basico do Estado de Sao Paulo *	21,700	231

Cosan S.A.	16,600	180

Estacio Participacoes S.A.	15,000	102

Multiplus S.A.	14,045	96

Qualicorp Consultoria e Corretora de Seguros S.A.	33,000	132
		955

Canada – 2.6%

Bank of Montreal	5,850	438

CAE, Inc.	12,290	272

Canadian Imperial Bank of Commerce	6,100	482

CGI, Inc. *	6,800	468

Constellation Software, Inc.	700	593

Enerplus Corp.	42,430	357

Gildan Activewear, Inc.	7,500	270

Hydro One Ltd. (2)	8,522	132

IGM Financial, Inc.	25,310	651

Magna International, Inc.	1,392	68

Methanex Corp.	8,300	471

Open Text Corp.	14,700	564

Royal Bank of Canada	5,700	430

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

Canada – 2.6% – continued

Sun Life Financial, Inc.	5,200	$200

Suncor Energy, Inc.	10,505	340

Toronto-Dominion Bank (The)	4,900	266
		6,002

Chile – 0.3%

Banco Santander Chile ADR	24,590	732

China – 3.7%

Agricultural Bank of China Ltd., Class H	696,000	321

Alibaba Group Holding Ltd. ADR *	1,812	331

Anhui Conch Cement Co. Ltd., Class H	144,000	880

ANTA Sports Products Ltd.	18,000	122

Autohome, Inc. ADR *	3,760	395

Baidu, Inc. ADR *	18,160	2,994

China Communications Services Corp. Ltd., Class H	110,000	98

China Construction Bank Corp., Class H	307,000	263

China Railway Group Ltd., Class H	213,000	194

China Shenhua Energy Co. Ltd., Class H	247,000	564

Fosun International Ltd.	73,500	125

Maanshan Iron & Steel Co. Ltd., Class H	392,000	192

Ping An Insurance Group Co. of China Ltd., Class H	27,000	302

Tencent Holdings Ltd.ADR	8,861	407

Weichai Power Co. Ltd., Class H	186,000	298

Yangzijiang Shipbuilding Holdings Ltd.	241,000	268

Yanzhou Coal Mining Co. Ltd., Class H	126,000	124

Yum China Holdings, Inc.	12,460	560
		8,438

Colombia – 0.1%

Ecopetrol S.A. ADR	12,800	274

Finland – 0.7%

Neste OYJ	2,386	254

Nokia OYJ	206,242	1,173

UPM-Kymmene OYJ	7,100	208
		1,635

France – 2.6%

Atos S.E.	2,842	275

AXA S.A.	16,805	424

Cellectis S.A. ADR *	11,842	217

Cie Generale des Etablissements Michelin S.C.A.	18,425	2,184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

France – 2.6% – continued

Kering S.A.	538	$309

Klepierre S.A.	7,331	257

Peugeot S.A.	23,126	565

Safran S.A.	5,373	737

Thales S.A.	6,141	737

TOTAL S.A.	3,330	185
		5,890

Germany – 2.9%

adidas A.G.	1,130	274

Allianz S.E. (Registered)	2,542	565

Beiersdorf A.G.	227	24

Covestro A.G. (2)	4,919	271

Deutsche Boerse A.G.	26,454	3,392

Deutsche Telekom A.G. (Registered)	14,314	238

MTU Aero Engines A.G.	880	199

RTL Group S.A.	4,752	260

Telefonica Deutschland Holding A.G.	429,142	1,347
		6,570

Hong Kong – 2.2%

China Mobile Ltd. (Hong Kong Exchange)	293,500	3,001

China Resources Cement Holdings Ltd.	164,000	169

CITIC Ltd.	69,000	103

CK Asset Holdings Ltd.	47,000	418

CLP Holdings Ltd.	9,500	110

Galaxy Entertainment Group Ltd.	38,000	259

Hang Seng Bank Ltd.	15,400	380

Li & Fung Ltd.	1,238,000	223

WH Group Ltd. (2)	416,000	445
		5,108

India – 0.1%

Infosys Ltd. ADR	18,800	205

Indonesia – 0.0%

Bukit Asam Tbk PT	385,900	114

Ireland – 0.9%

Allegion PLC	3,338	302

ICON PLC *	3,652	499

Medtronic PLC	13,700	1,248
		2,049

Israel – 0.2%

Bank Leumi Le-Israel B.M.	21,827	143

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

Israel – 0.2% – continued

Check Point Software Technologies Ltd. *	1,785	$226

Nice Ltd. *	1,270	155
		524

Italy – 0.7%

Azimut Holding S.p.A.	6,300	107

Enel S.p.A.	51,600	330

Italgas S.p.A.	8,020	50

Snam S.p.A.	234,806	1,208
		1,695

Japan – 8.5%

Alfresa Holdings Corp.	10,500	299

Asahi Group Holdings Ltd.	11,100	496

ASKUL Corp.	1,700	43

Astellas Pharma, Inc.	35,800	537

Bridgestone Corp.	8,300	321

Brother Industries Ltd.	4,200	78

Central Japan Railway Co.	1,400	325

Daito Trust Construction Co. Ltd.	2,300	321

Daiwa House Industry Co. Ltd.	5,500	175

FUJIFILM Holdings Corp.	6,000	273

Hoya Corp.	11,600	768

Japan Tobacco, Inc.	53,100	1,319

Kajima Corp.	11,500	170

KDDI Corp.	5,100	110

Kirin Holdings Co. Ltd.	22,800	546

Mabuchi Motor Co. Ltd.	7,000	244

Marubeni Corp.	54,700	380

Medipal Holdings Corp.	5,200	124

Mitsubishi Chemical Holdings Corp.	33,300	235

Mitsubishi Corp.	23,300	649

Mitsubishi UFJ Financial Group, Inc. ADR	113,000	559

Nintendo Co. Ltd.	7,100	2,033

Nippon Telegraph & Telephone Corp.	47,000	1,998

NTT DOCOMO, Inc.	70,300	1,559

Ono Pharmaceutical Co. Ltd.	5,600	110

ORIX Corp.	12,900	186

Secom Co. Ltd.	1,400	120

Seven Bank Ltd.	137,600	407

Shimamura Co. Ltd.	4,600	390

Shionogi & Co. Ltd.	14,500	899

Sony Corp.	16,300	686

Sony Corp. ADR	23,000	972

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

Japan – 8.5% – continued

Subaru Corp.	37,700	$862

Sumitomo Chemical Co. Ltd.	58,100	271

Sumitomo Corp.	8,500	118

Suntory Beverage & Food Ltd.	5,500	258

Suzuki Motor Corp.	4,700	208

Taisei Corp.	7,000	326

Tosoh Corp.	4,700	73
		19,448

Mexico – 0.6%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander ADR	34,374	233

Grupo Financiero Banorte S.A.B. de C.V., Series O	86,480	470

Wal-Mart de Mexico S.A.B. de C.V.	217,038	580
		1,283

Netherlands – 3.0%

Gemalto N.V. *	41,018	2,346

Koninklijke Ahold Delhaize N.V.	124,676	3,320

NXP Semiconductors N.V.	7,414	655

Randstad N.V.	5,092	249

Royal Dutch Shell PLC, Class B	12,194	385
		6,955

Portugal – 0.0%

Jeronimo Martins SGPS S.A.	709	10

Russia – 0.2%

Evraz PLC	32,040	259

MMC Norilsk Nickel PJSC ADR	4,540	96

Mobile TeleSystems PJSC ADR	25,780	195
		550

Singapore – 0.2%

Genting Singapore Ltd.	321,000	247

Singapore Exchange Ltd.	25,700	139
		386

South Africa – 0.4%

Nedbank Group Ltd.	6,600	115

Old Mutual Ltd.	101,000	153

Standard Bank Group Ltd.	46,130	593
		861

South Korea – 0.9%

Hana Financial Group, Inc.	8,030	257

KB Financial Group, Inc.	3,140	116

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

South Korea – 0.9% – continued

Kumho Petrochemical Co. Ltd.	1,570	$132

LG Uplus Corp.	37,978	517

Samsung Electronics Co. Ltd.	22,250	875

Woori Financial Group, Inc.	7,000	85
		1,982

Spain – 1.6%

Aena S.M.E. S.A. (2)	2,217	399

Banco Bilbao Vizcaya Argentaria S.A. ADR	150,000	860

CaixaBank S.A.	60,000	188

Endesa S.A.	49,308	1,258

Tecnicas Reunidas S.A.	30,300	852

Telefonica S.A.	19,360	162
		3,719

Sweden – 0.7%

Atlas Copco AB, Class A	14,550	391

Sandvik AB	14,640	238

Spotify Technology S.A. *	1,875	260

Volvo AB, Class B	43,534	673
		1,562

Switzerland – 4.1%

Chubb Ltd.	6,800	952

CRISPR Therapeutics A.G. *	7,941	284

Kuehne + Nagel International A.G. (Registered)	1,582	217

Nestle S.A. (Registered)	3,840	366

Novartis A.G. (Registered)	3,212	309

Novartis A.G. ADR	12,600	1,211

Partners Group Holding A.G.	380	277

Roche Holding A.G. (Genusschein)	14,005	3,861

SGS S.A. (Registered)	20	50

Swiss Life Holding A.G. (Registered) *	1,261	556

Swisscom A.G. (Registered)	2,649	1,296

UBS Group A.G. (Registered) *	9,785	119
		9,498

Taiwan – 0.5%

Feng TAY Enterprise Co. Ltd.	21,000	149

Formosa Petrochemical Corp.	100,000	375

Globalwafers Co. Ltd.	23,000	227

Realtek Semiconductor Corp.	27,000	159

Uni-President Enterprises Corp.	96,000	234
		1,144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

Thailand – 0.5%

Fabrinet *	824	$43

Kasikornbank PCL NVDR	80,300	475

PTT Global Chemical PCL (Registered)	73,000	155

PTT PCL (Registered)	237,000	358

Siam Cement (The) PCL (Registered)	10,800	164
		1,195

Turkey – 0.1%

Turkiye Is Bankasi A.S., Class C	258,000	255

United Arab Emirates – 0.0%

Dubai Financial Market PJSC	326,356	66

United Kingdom – 5.5%

3i Group PLC	76,869	987

Barratt Developments PLC	18,870	148

Burberry Group PLC	7,230	185

Fiat Chrysler Automobiles N.V. *	16,074	240

GlaxoSmithKline PLC	145,877	3,026

Kingfisher PLC	14,334	44

Linde PLC	3,750	660

Lloyds Banking Group PLC	830,222	673

National Grid PLC	39,385	438

Persimmon PLC	20,129	570

Reckitt Benckiser Group PLC	9,982	832

RELX PLC	15,273	327

Rio Tinto Ltd.	8,697	607

Smith & Nephew PLC	37,166	737

Taylor Wimpey PLC	111,131	255

Tesco PLC	49,668	150

Unilever N.V. – CVA	10,313	599

Unilever N.V. (Registered)	37,278	2,173
		12,651

United States – 50.1%

Acadia Healthcare Co., Inc. *	21,000	616

Activision Blizzard, Inc.	3,440	157

Adobe, Inc. *	12,808	3,413

Agilent Technologies, Inc.	4,366	351

Air Lease Corp.	6,014	207

Akamai Technologies, Inc. *	4,137	297

Albemarle Corp.	2,870	235

Allegheny Technologies, Inc. *	9,874	252

Allergan PLC	2,147	314

Alphabet, Inc., Class C *	1,428	1,675

Amazon.com, Inc. *	508	905

American Eagle Outfitters, Inc.	10,855	241

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

United States – 50.1% – continued

American Tower Corp.	12,883	$2,539

Americold Realty Trust	11,765	359

Ameriprise Financial, Inc.	8,800	1,127

AmerisourceBergen Corp.	2,622	209

Amgen, Inc.	7,000	1,330

ANSYS, Inc. *	10,010	1,829

Apergy Corp. *	5,191	213

Apple, Inc.	6,562	1,246

Applied Materials, Inc.	7,974	316

Arrow Electronics, Inc. *	2,746	212

Autodesk, Inc. *	2,980	464

Axis Capital Holdings Ltd.	4,440	243

Bank of America Corp.	54,000	1,490

Bausch Health Cos., Inc. *	5,500	136

Berkshire Hathaway, Inc., Class B *	7,957	1,598

Bio-Rad Laboratories, Inc., Class A *	949	290

Black Knight, Inc. *	5,345	291

Bluebird Bio, Inc. *	848	133

BOK Financial Corp.	9,929	810

Booking Holdings, Inc. *	390	681

BorgWarner, Inc.	5,045	194

Boston Properties, Inc.	1,238	166

Bristol-Myers Squibb Co.	2,369	113

Cabot Corp.	2,238	93

Capital One Financial Corp.	12,300	1,005

CarMax, Inc. *	9,704	677

Carnival PLC	14,398	707

CBRE Group, Inc., Class A *	8,556	423

CenterPoint Energy, Inc.	11,970	367

Children’s Place (The), Inc.	2,255	219

Cimarex Energy Co.	2,313	162

Cleveland-Cliffs, Inc.	30,980	310

CNO Financial Group, Inc.	13,530	219

Coca-Cola (The) Co.	24,900	1,167

Continental Resources, Inc. *	6,289	282

Corporate Office Properties Trust	9,130	249

CSX Corp.	4,538	340

Cullen/Frost Bankers, Inc.	6,800	660

Cummins, Inc.	1,813	286

CVR Energy, Inc.	8,390	346

CyrusOne, Inc.	5,545	291

D.R. Horton, Inc.	8,968	371

Danaher Corp.	13,500	1,782

Darden Restaurants, Inc.	2,874	349

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

United States – 50.1% – continued

DENTSPLY SIRONA, Inc.	3,302	$164

Dolby Laboratories, Inc., Class A	2,470	156

Dover Corp.	2,717	255

East West Bancorp, Inc.	17,000	816

Eastman Chemical Co.	3,169	240

Eaton Vance Corp.	4,830	195

Ecolab, Inc.	6,510	1,149

Editas Medicine, Inc. *	22,289	545

Ensign Group (The), Inc.	4,689	240

Equity LifeStyle Properties, Inc.	6,300	720

Eventbrite, Inc., Class A *	4,440	85

Everest Re Group Ltd.	1,549	335

Facebook, Inc., Class A *	5,444	907

First Republic Bank	8,354	839

Flowers Foods, Inc.	13,225	282

FNB Corp.	27,199	288

Fortive Corp.	10,027	841

Gaming and Leisure Properties, Inc.	8,443	326

General Dynamics Corp.	7,813	1,323

Genpact Ltd.	4,724	166

GEO Group (The), Inc.	13,105	252

Glacier Bancorp, Inc.	6,828	274

Global Payments, Inc.	3,922	535

Graham Holdings Co., Class B	355	243

Halliburton Co.	27,000	791

Home Depot (The), Inc.	6,900	1,324

Honeywell International, Inc.	10,001	1,589

Houlihan Lokey, Inc.	5,201	238

Illumina, Inc. *	1,878	583

Independent Bank Corp.	2,605	211

Intellia Therapeutics, Inc. *	38,052	650

Intercontinental Exchange, Inc.	6,138	467

InterDigital, Inc.	5,685	375

Intuit, Inc.	7,115	1,860

Investors Bancorp, Inc.	32,356	383

Invitae Corp. *	5,968	140

Invitation Homes, Inc.	13,200	321

ITT, Inc.	6,760	392

j2 Global, Inc.	3,330	288

John Wiley & Sons, Inc., Class A	5,010	222

Johnson & Johnson	7,489	1,047

Johnson Controls International PLC	29,000	1,071

JPMorgan Chase & Co.	8,200	830

Kansas City Southern	3,150	365

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

United States – 50.1% – continued

KeyCorp	29,920	$471

Keysight Technologies, Inc. *	5,740	501

Kroger (The) Co.	17,774	437

Laboratory Corp. of America Holdings *	1,508	231

Lamb Weston Holdings, Inc.	3,040	228

LendingTree, Inc. *	1,031	362

Lennar Corp., Class A	23,000	1,129

Liberty Oilfield Services, Inc., Class A	7,110	109

Markel Corp. *	1,514	1,508

Martin Marietta Materials, Inc.	5,300	1,066

Masco Corp.	8,394	330

MAXIMUS, Inc.	2,390	170

MDC Holdings, Inc.	7,527	219

Medidata Solutions, Inc. *	3,984	292

Mettler-Toledo International, Inc. *	1,098	794

Microchip Technology, Inc.	29,251	2,427

Microsoft Corp.	17,100	2,017

Mondelez International, Inc., Class A	19,000	948

Moody’s Corp.	5,036	912

Mosaic (The) Co.	13,370	365

NanoString Technologies, Inc. *	7,355	176

National Fuel Gas Co.	22,345	1,362

Navient Corp.	14,210	164

Netflix, Inc. *	990	353

NVIDIA Corp.	4,606	827

Oracle Corp.	21,203	1,139

O’Reilly Automotive, Inc. *	1,947	756

Oshkosh Corp.	20,565	1,545

Packaging Corp. of America	2,457	244

Parker-Hannifin Corp.	6,600	1,133

PayPal Holdings, Inc. *	15,700	1,630

PepsiCo, Inc.	6,177	757

Phibro Animal Health Corp., Class A	8,651	285

Philip Morris International, Inc.	21,764	1,924

Phillips 66	14,500	1,380

Pioneer Natural Resources Co.	5,300	807

PPG Industries, Inc.	10,000	1,129

Primoris Services Corp.	13,905	288

Progressive (The) Corp.	5,722	413

Proto Labs, Inc. *	1,274	134

Radian Group, Inc.	25,385	526

Range Resources Corp.	23,225	261

Raymond James Financial, Inc.	4,227	340

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

United States – 50.1% – continued

Reinsurance Group of America, Inc.	2,142	$304

RenaissanceRe Holdings Ltd.	1,547	222

Republic Services, Inc.	6,253	503

Roper Technologies, Inc.	3,709	1,268

Rubius Therapeutics, Inc. *	9,620	174

salesforce.com, Inc. *	1,718	272

Schlumberger Ltd.	10,124	441

Schneider National, Inc., Class B	12,300	259

Scotts Miracle-Gro (The) Co.	2,253	177

Sealed Air Corp.	5,952	274

Sensata Technologies Holding PLC *	17,565	791

Seres Therapeutics, Inc. *	25,622	176

Six Flags Entertainment Corp.	6,060	299

Skyworks Solutions, Inc.	1,890	156

Snap-on, Inc.	2,065	323

Southwest Gas Holdings, Inc.	4,840	398

Splunk, Inc. *	2,367	295

Square, Inc., Class A *	9,178	688

STAG Industrial, Inc.	9,840	292

Stericycle, Inc. *	4,001	218

Stifel Financial Corp.	3,947	208

Stratasys Ltd. *	26,303	627

Sun Communities, Inc.	9,440	1,119

Syneos Health, Inc. *	3,577	185

Synopsys, Inc. *	3,633	418

Teladoc Health, Inc. *	2,642	147

Teleflex, Inc.	3,875	1,171

Tenaris S.A. ADR	14,005	396

Teradyne, Inc.	8,786	350

Ternium S.A. ADR	10,990	299

Tesla, Inc. *	3,141	879

TiVo Corp.	26,869	250

TJX (The) Cos., Inc.	8,782	467

Total System Services, Inc.	4,717	448

TransDigm Group, Inc. *	2,088	948

TTEC Holdings, Inc.	10,796	391

Twitter, Inc. *	46,854	1,541

Tyson Foods, Inc., Class A	7,096	493

Union Bankshares Corp.	9,820	317

US Bancorp	18,598	896

Viacom, Inc., Class B	11,850	333

Visa, Inc., Class A	6,879	1,074

Vistra Energy Corp.	13,380	348

Voya Financial, Inc.	6,610	330

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.2% (1) – continued

United States – 50.1% – continued

Walgreens Boots Alliance, Inc.	12,500	$791

Warrior Met Coal, Inc.	8,860	269

WEC Energy Group, Inc.	4,162	329

Woodward, Inc.	3,707	352

Xilinx, Inc.	4,495	570

Zillow Group, Inc., Class C *	8,825	307
		115,152
Total Common Stocks
(Cost $218,206)		218,915

PREFERRED STOCKS – 0.1% (1)

Spain – 0.1%

Grifols S.A. ADR, 2.27% (3)	8,040	162
Total Preferred Stocks
(Cost $184)		162

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (4)(5)	9,176,834	9,177
Total Investment Companies
(Cost $9,177)		9,177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 2.45%, 7/18/19 (6)(7)	$235	$233
Total Short-Term Investments
(Cost $233)		233

Total Investments – 99.4%
(Cost $227,800)		228,487

Other Assets less Liabilities – 0.6%		1,351
NET ASSETS – 100.0%		$229,838

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2019 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

JPMorgan Chase	Euro	345	Australian Dollar	553	6/12/19	$ 4

JPMorgan Chase	Euro	1,570	British Pound	1,359	6/12/19	4

JPMorgan Chase	Euro	398	Canadian Dollar	604	6/12/19	3

JPMorgan Chase	Euro	102	Israeli Shekel	416	6/12/19	–	*

JPMorgan Chase	Euro	389	Japanese Yen	48,587	6/12/19	2

JPMorgan Chase	Euro	29	New Zealand Dollar	49	6/12/19	–	*

JPMorgan Chase	Euro	159	Norwegian Krone	1,573	6/12/19	4

JPMorgan Chase	Euro	98	Singapore Dollar	151	6/12/19	1

JPMorgan Chase	Euro	590	Swedish Krona	6,269	6/12/19	12

JPMorgan Chase	United States Dollar	1,848	Australian Dollar	2,618	6/12/19	14

JPMorgan Chase	United States Dollar	1,220	Canadian Dollar	1,634	6/12/19	5

JPMorgan Chase	United States Dollar	487	Japanese Yen	53,761	6/12/19	1

JPMorgan Chase	United States Dollar	95	Norwegian Krone	827	6/12/19	1

JPMorgan Chase	United States Dollar	246	Singapore Dollar	333	6/12/19	1

JPMorgan Chase	United States Dollar	213	Swedish Krona	1,995	6/12/19	3

Subtotal Appreciation						55

JPMorgan Chase	Chinese Yuan Renminbi	7,735	United States Dollar	1,150	6/12/19	(1)

Total						$54

*	Amount rounds to less than one thousand.

At March 31, 2019, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	14	$1,986	Long	6/19	$51

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI EAFE Index	14	$1,306	Long	6/19	$21

MSCI Emerging Markets Index	9	476	Long	6/19	6

Total					$78

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.4%
Consumer Discretionary	9.4
Consumer Staples	8.4
Energy	5.0
Financials	17.1
Health Care	12.4
Industrials	10.5
Information Technology	15.7
Materials	5.0
Real Estate	3.7
Utilities	2.4

Total	100.0%

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	60.6%
Euro	11.9
Japanese Yen	8.2
All other currencies less than 5%	19.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2019 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued MARCH 31, 2019

valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$ 139	$ –	$–	$ 139
Belgium	18	706	–	724
Brazil	955	–	–	955
Canada	6,002	–	–	6,002
Chile	732	–	–	732
China	4,687	3,751	–	8,438
Colombia	274	–	–	274
France	217	5,673	–	5,890
India	205	–	–	205
Ireland	2,049	–	–	2,049
Israel	226	298	–	524
Japan	1,531	17,917	–	19,448
Mexico	1,283	–	–	1,283
Netherlands	655	6,300	–	6,955
Russia	195	355	–	550
South Korea	85	1,897	–	1,982
Spain	860	2,859	–	3,719
Sweden	260	1,302	–	1,562
Switzerland	2,447	7,051	–	9,498
Thailand	43	1,152	–	1,195
United Kingdom	2,833	9,818	–	12,651
United States	114,445	707	–	115,152
All Other Countries (1)	–	18,988	–	18,988
Total Common Stocks	140,141	78,774	–	218,915
Preferred Stocks (1)	162	–	–	162
Investment Companies	9,177	–	–	9,177
Short-Term Investments	–	233	–	233
Total Investments	$149,480	$79,007	$–	$228,487

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$ 55	$–	$ 55
Futures Contracts	78	–	–	78
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1)	–	(1)
Total Other Financial Instruments	$ 78	$ 54	$–	$ 132

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 0.0%

United States – 0.0%

CEDC Finance Corp. International, Inc., 10.00%, 12/31/22 (2)	$85	$58
Total Corporate Bonds
(Cost $83)		58

FOREIGN ISSUER BONDS – 92.4%

Angola – 0.8%

Angolan Government International Bond, 9.50%, 11/12/25	650	740
8.25%, 5/9/28	236	247
9.38%, 5/8/48	405	439
		1,426

Argentina – 2.7%

Argentina Bonar Bonds, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 45.62%, 3/1/20 (ARS) (3)	476	11
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 45.97%, 4/3/22 (ARS) (3)	5,194	116

Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.00%), 67.53%, 6/21/20 (ARS) (3)	29,904	768

Argentina Treasury Bill, 0.00%, 7/31/20 (ARS) (4)	2,345	53

Argentine Republic Government International Bond, 6.88%, 4/22/21	150	137
7.50%, 4/22/26	305	259
6.88%, 1/26/27	190	154
5.88%, 1/11/28	196	151
8.28%, 12/31/33	140	115
(Step to 5.25% on 3/31/29), 3.75%, 12/31/38 (5)	785	455
7.63%, 4/22/46	1,000	790
6.88%, 1/11/48	296	219

Autonomous City of Buenos Aires Argentina, (Floating, 3.25% – Argentina Deposit Rates Badlar Private Banks 30-35 Days), 42.42%, 3/29/24 (ARS) (3)	3,021	63

Provincia de Buenos Aires, 6.50%, 2/15/23	450	368

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Argentina – 2.7% – continued
(Floating, 3.75% – Argentina Deposit Rates Badlar Private Banks 30-35 Days), 42.92%, 4/12/25 (ARS) (2)(3)	$3,548	$82

Provincia de Cordoba, 7.13%, 6/10/21	450	390
7.13%, 8/1/27	405	291

YPF S.A., 8.75%, 4/4/24	250	252
		4,674

Azerbaijan – 0.7%

Republic of Azerbaijan International Bond, 4.75%, 3/18/24	500	519
3.50%, 9/1/32	362	318

Southern Gas Corridor CJSC, 6.88%, 3/24/26	200	225

State Oil Co. of the Azerbaijan Republic, 6.95%, 3/18/30	200	226
		1,288

Bahamas – 0.2%

Bahamas Government International Bond, 6.00%, 11/21/28	343	361

Bahrain – 0.4%

Bahrain Government International Bond, 6.13%, 7/5/22	200	208
7.00%, 10/12/28	200	215
7.50%, 9/20/47	200	214
		637

Belarus – 0.4%

Republic of Belarus International Bond, 6.88%, 2/28/23	240	252
7.63%, 6/29/27	200	216
6.20%, 2/28/30	200	196
		664

Bermuda – 0.6%

Digicel Group One Ltd., 8.25%, 12/30/22 (2)	754	458

Digicel Group Two Ltd.,
8.25%, 9/30/22 (2)	711	238
9.13%, 4/1/24 (2)(6)	402	107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Bermuda – 0.6% – continued

Digicel Ltd., 6.00%, 4/15/21	$230	$193
		996

Brazil – 6.5%

Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.40%), 6.25%, 4/15/24 (7)(8)	310	280

Brazil Letras do Tesouro Nacional, 0.00%, 1/1/22 (BRL) (4)	730	152

Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/1/21 (BRL)	8,074	2,157
10.00%, 1/1/23 (BRL)	1,914	518
10.00%, 1/1/25 (BRL)	4,786	1,302
10.00%, 1/1/27 (BRL)	12,412	3,368
10.00%, 1/1/29 (BRL)	2,956	807

Brazilian Government International Bond, 4.25%, 1/7/25	220	224
6.00%, 4/7/26	200	222
4.63%, 1/13/28	200	202
8.25%, 1/20/34	40	51
7.13%, 1/20/37	50	59
5.00%, 1/27/45	600	554

CSN Resources S.A., 6.50%, 7/21/20	110	110

Oi S.A., 10.00%, (100% Cash), 7/27/25 (6)	150	159

Samarco Mineracao S.A., 4.13%, 11/1/22 (9)	400	258
5.75%, 10/24/23 (9)	400	267
5.38%, 9/26/24 (9)	800	532
		11,222

Chile – 2.7%

Banco del Estado de Chile, 3.88%, 2/8/22	150	152

Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/1/21 (CLP)	920,000	1,380
4.50%, 3/1/26 (CLP)	1,030,000	1,566
5.00%, 3/1/35 (CLP)	560,000	889

Corp. Nacional del Cobre de Chile, 5.63%, 10/18/43	200	240

	PRINCIPAL AMOUNT (000S) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Chile – 2.7% – continued
4.88%, 11/4/44	$200	$219
4.38%, 2/5/49 (2)	220	224
		4,670

China – 0.7%

Amber Circle Funding Ltd., 3.25%, 12/4/22	200	200

China Evergrande Group, 7.50%, 6/28/23	400	378

Kaisa Group Holdings Ltd., 8.50%, 6/30/22	215	200

Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20	200	204

Sunac China Holdings Ltd., 7.95%, 8/8/22	200	205
		1,187

Colombia – 4.5%

Colombia Government International Bond, 8.13%, 5/21/24	115	139
7.38%, 9/18/37	100	131
6.13%, 1/18/41	165	195
5.63%, 2/26/44	200	225
5.00%, 6/15/45	1,050	1,104

Colombian TES, 7.00%, 5/4/22 (COP)	3,090,500	1,018
10.00%, 7/24/24 (COP)	6,729,000	2,519
6.25%, 11/26/25 (COP)	525,200	167
6.00%, 4/28/28 (COP)	3,571,200	1,090
7.75%, 9/18/30 (COP)	1,702,300	582
7.00%, 6/30/32 (COP)	861,000	276
7.25%, 10/18/34 (COP)	442,800	144

Empresas Publicas de Medellin ESP, 8.38%, 11/8/27 (COP)	693,000	221
		7,811

Costa Rica – 1.2%

Banco Nacional de Costa Rica, 6.25%, 11/1/23	200	202

Costa Rica Government International Bond, 4.83%, 5/27/20 (10)	200	196
5.52%, 11/10/21	700	651
5.75%, 11/20/24	650	646
6.44%, 11/21/29 (10)	480	367
		2,062

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Croatia – 1.0%

Croatia Government International Bond, 6.63%, 7/14/20	$200	$209
6.38%, 3/24/21	950	1,009
6.00%, 1/26/24	400	449
		1,667

Czech Republic – 2.0%

Czech Republic Government Bond, 1.06%, 7/17/19 (CZK)	29,000	1,259
1.43%, 2/10/20 (CZK)	30,000	1,284
0.45%, 10/25/23 (CZK)	22,000	902
		3,445

Dominican Republic – 1.3%

Dominican Republic International Bond, 7.50%, 5/6/21	120	125
6.60%, 1/28/24	100	108
5.88%, 4/18/24	100	105
5.50%, 1/27/25	680	700
6.88%, 1/29/26	230	252
5.95%, 1/25/27	380	399
7.45%, 4/30/44	190	214
6.85%, 1/27/45	400	429
		2,332

Ecuador – 3.6%

Ecuador Government International Bond, 10.50%, 3/24/20	1,271	1,338
10.75%, 3/28/22	1,262	1,415
8.75%, 6/2/23	833	875
7.95%, 6/20/24	816	815
9.65%, 12/13/26	600	631
9.63%, 6/2/27	200	209
8.88%, 10/23/27	343	344
7.88%, 1/23/28	378	361
10.75%, 1/31/29	200	217
		6,205

Egypt – 1.5%

Egypt Government International Bond, 7.50%, 1/31/27	1,000	1,050
6.59%, 2/21/28	200	196
8.50%, 1/31/47	800	819

Egypt Treasury Bills, 0.00%, 7/16/19 (EGP) (4)	1,825	101
0.00%, 7/30/19 (EGP) (4)	925	51

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Egypt – 1.5% – continued
0.00%, 8/13/19 (EGP) (4)	$1,325	$73
0.00%, 10/22/19 (EGP) (4)	4,275	227
		2,517

El Salvador – 0.4%

El Salvador Government International Bond, 5.88%, 1/30/25	93	90
6.38%, 1/18/27	85	84
8.63%, 2/28/29	130	144
8.25%, 4/10/32	95	103
7.65%, 6/15/35	60	62
7.63%, 2/1/41	150	154
		637

Gabon – 0.2%

Gabon Government International Bond, 6.38%, 12/12/24	400	384

Georgia – 0.1%

Georgia Government International Bond, 6.88%, 4/12/21	200	212

Ghana – 1.0%

Ghana Government International Bond, 7.88%, 8/7/23	300	314
7.88%, 3/26/27 (2)	450	454
7.63%, 5/16/29	200	196
10.75%, 10/14/30	200	244
8.13%, 3/26/32 (2)	400	399
8.63%, 6/16/49	200	196
		1,803

Hungary – 2.0%

Hungary Government Bond, 7.00%, 6/24/22 (HUF)	36,730	152
3.00%, 6/26/24 (HUF)	96,050	358
5.50%, 6/24/25 (HUF)	73,690	309
3.00%, 10/27/27 (HUF)	298,000	1,087

Hungary Government International Bond, 5.38%, 2/21/23	260	281
5.75%, 11/22/23	1,030	1,140
5.38%, 3/25/24	156	171
7.63%, 3/29/41	38	57
		3,555

India – 0.9%

Export-Import Bank of India, 4.00%, 1/14/23	200	204

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

India – 0.9% – continued

India Government Bond, 7.37%, 4/16/23 (INR)	$27,950	$412
7.35%, 6/22/24 (INR)	10,000	147
7.72%, 5/25/25 (INR)	11,000	163
7.59%, 1/11/26 (INR)	10,000	147
7.17%, 1/8/28 (INR)	30,000	426
		1,499

Indonesia – 8.1%

Indonesia Government International Bond, 3.75%, 4/25/22	200	203
8.50%, 10/12/35	100	142
6.63%, 2/17/37	350	429
7.75%, 1/17/38	100	136
5.25%, 1/17/42	670	722
5.13%, 1/15/45	200	213
5.95%, 1/8/46	200	235
5.25%, 1/8/47	200	217

Indonesia Treasury Bond, 7.88%, 4/15/19 (IDR)	514,000	36
11.50%, 9/15/19 (IDR)	10,500,000	760
5.63%, 5/15/23 (IDR)	6,041,000	404
8.38%, 3/15/24 (IDR)	8,965,000	661
8.38%, 9/15/26 (IDR)	18,276,000	1,350
7.00%, 5/15/27 (IDR)	3,981,000	270
6.13%, 5/15/28 (IDR)	6,010,000	383
9.00%, 3/15/29 (IDR)	11,237,000	860
8.25%, 5/15/29 (IDR)	6,710,000	493
10.50%, 8/15/30 (IDR)	2,813,000	237
8.75%, 5/15/31 (IDR)	12,743,000	958
9.50%, 7/15/31 (IDR)	17,312,000	1,366
7.50%, 8/15/32 (IDR)	3,689,000	249
6.63%, 5/15/33 (IDR)	2,705,000	167
8.38%, 3/15/34 (IDR)	4,206,000	304
8.25%, 5/15/36 (IDR)	20,557,000	1,473
7.50%, 5/15/38 (IDR)	1,437,000	95

Perusahaan Listrik Negara PT, 5.50%, 11/22/21	200	210
6.15%, 5/21/48	200	222

Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25	600	618
4.55%, 3/29/26	200	208
4.40%, 3/1/28	450	463
		14,084

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Iraq – 0.3%

Iraq International Bond, 6.75%, 3/9/23 (2)	$550	$558

Ireland – 0.1%

SCF Capital Designated Activity Co., 5.38%, 6/16/23	200	202

Ivory Coast – 0.5%

Ivory Coast Government International Bond, 5.38%, 7/23/24	500	490
5.75%, 12/31/32	449	427
		917

Jamaica – 0.1%

Jamaica Government International Bond, 7.88%, 7/28/45	200	240

Kazakhstan – 0.5%

Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	200	202

Kazakhstan Government International Bond, 4.88%, 10/14/44	200	214
6.50%, 7/21/45	400	514
		930

Kenya – 0.4%

Kenya Government International Bond, 6.88%, 6/24/24	239	246
8.25%, 2/28/48	419	425
		671

Lebanon – 0.7%

Lebanon Government International Bond, 5.45%, 11/28/19	161	157
6.38%, 3/9/20	132	128
8.25%, 4/12/21	348	327
6.10%, 10/4/22	374	326
6.00%, 1/27/23	30	26
6.60%, 11/27/26	77	62
6.85%, 3/23/27	105	85
7.00%, 3/23/32	123	96
7.25%, 3/23/37	40	31
		1,238

Malaysia – 1.8%

Malaysia Government Bond, 4.38%, 11/29/19 (MYR)	1,330	328
3.89%, 7/31/20 (MYR)	901	222
3.62%, 11/30/21 (MYR)	570	140

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Malaysia – 1.8% – continued
3.88%, 3/10/22 (MYR)	$2,157	$536
3.42%, 8/15/22 (MYR)	397	97
3.80%, 9/30/22 (MYR)	2,350	582
3.73%, 6/15/28 (MYR)	1,400	341
4.50%, 4/15/30 (MYR)	1,758	452
4.23%, 6/30/31 (MYR)	184	46
3.84%, 4/15/33 (MYR)	21	5
4.64%, 11/7/33 (MYR)	1,289	334

Petronas Capital Ltd., 7.88%, 5/22/22	100	114
		3,197

Mexico – 7.0%

Comision Federal de Electricidad, 4.88%, 1/15/24	200	206
8.18%, 12/23/27 (MXN)	2,060	97

Mexican Bonos, 6.50%, 6/9/22 (MXN)	22,340	1,110
8.00%, 12/7/23 (MXN)	8,560	444
10.00%, 12/5/24 (MXN)	92,706	5,248
7.50%, 6/3/27 (MXN)	24,650	1,231
8.50%, 5/31/29 (MXN)	4,900	260
7.75%, 11/13/42 (MXN)	18,200	872

Mexico Government International Bond, 4.13%, 1/21/26	650	666
6.05%, 1/11/40	40	46
4.75%, 3/8/44	80	79
5.55%, 1/21/45	70	77
5.75%, 10/12/10 (11)	588	603

Petroleos Mexicanos, 6.00%, 3/5/20	20	20
7.19%, 9/12/24 (MXN)	3,090	134
6.88%, 8/4/26	150	156
6.50%, 6/2/41	90	81
5.50%, 6/27/44	40	33
6.38%, 1/23/45	40	35
5.63%, 1/23/46	356	294
6.75%, 9/21/47	430	395
6.35%, 2/12/48	111	98
		12,185

Mongolia – 0.3%

Development Bank of Mongolia LLC, 7.25%, 10/23/23	200	208

Energy Resources LLC, 8.00%, 9/30/22 (3)(12)	215	226

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Mongolia – 0.3% – continued

Mongolian Mining Corp., 2.37%, 10/1/19 (6)(8)	$60	$30
		464

Morocco – 0.4%

Morocco Government International Bond, 4.25%, 12/11/22	710	726

Netherlands – 0.8%

Kazakhstan Temir Zholy Finance B.V., 6.95%, 7/10/42	200	230

Metinvest B.V., 7.75%, 4/23/23	680	667
8.50%, 4/23/26	200	197

Petrobras Global Finance B.V., 6.85%, 6/5/15 (13)	295	285
		1,379

Nigeria – 0.9%

Nigeria Government International Bond, 0.00%, 1/16/20 (NGN) (4)(10)	128,000	317
0.00%, 2/20/20 (NGN) (4)(10)	97,000	237
7.63%, 11/21/25	297	318
6.50%, 11/28/27	200	198
9.25%, 1/21/49	400	445
		1,515

Oman – 0.5%

Oman Government International Bond, 6.50%, 3/8/47	474	416
6.75%, 1/17/48	410	365
		781

Pakistan – 0.6%

Pakistan Government International Bond, 7.25%, 4/15/19	203	203
8.25%, 4/15/24	200	214
8.25%, 9/30/25	200	215
6.88%, 12/5/27	281	278

Second Pakistan International Sukuk (The) Co. Ltd., 6.75%, 12/3/19	200	202
		1,112

Panama – 1.1%

Panama Government International Bond, 8.88%, 9/30/27	809	1,123

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Panama – 1.1% – continued
9.38%, 4/1/29	$73	$106
6.70%, 1/26/36	124	162
4.50%, 4/16/50	209	219
4.30%, 4/29/53	200	204
		1,814

Papua New Guinea – 0.1%

Papua New Guinea Government International Bond, 8.38%, 10/4/28	200	216

Paraguay – 0.2%

Paraguay Government International Bond, 4.70%, 3/27/27	400	418

Peru – 2.6%

Banco de Credito del Peru, 4.85%, 10/30/20 (PEN)	785	236

Fondo MIVIVIENDA S.A., 7.00%, 2/14/24 (PEN)	279	91

Peru Government Bond, 5.94%, 2/12/29 (PEN)	418	133
6.15%, 8/12/32 (PEN)	3,955	1,256

Peruvian Government International Bond, 7.35%, 7/21/25	218	274
8.20%, 8/12/26 (PEN)	1,500	544
6.95%, 8/12/31 (PEN)	2,621	894
8.75%, 11/21/33	220	345
6.90%, 8/12/37 (PEN)	1,251	424
5.63%, 11/18/50	293	376
		4,573

Philippines – 0.7%

Development Bank of the Philippines, 5.50%, 3/25/21	200	209

Philippine Government International Bond, 4.95%, 1/15/21 (PHP)	17,000	323
10.63%, 3/16/25	63	89
9.50%, 2/2/30	134	207
7.75%, 1/14/31	100	141
6.38%, 10/23/34	100	133

Power Sector Assets & Liabilities Management Corp., 7.39%, 12/2/24	100	120
		1,222

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Poland – 3.5%

Republic of Poland Government Bond, 5.25%, 10/25/20 (PLN)	$7,000	$1,926
2.50%, 1/25/23 (PLN)	2,850	757
3.25%, 7/25/25 (PLN)	1,227	336
2.50%, 7/25/26 (PLN)	2,685	699
2.50%, 7/25/27 (PLN)	4,266	1,098
2.75%, 10/25/29 (PLN)	3,000	781

Republic of Poland Government International Bond, 5.00%, 3/23/22	196	208
3.00%, 3/17/23	200	202
		6,007

Qatar – 1.3%

Qatar Government International Bond, 3.88%, 4/23/23	200	206
4.50%, 4/23/28	468	501
4.00%, 3/14/29 (2)	200	206
5.10%, 4/23/48	666	731
4.82%, 3/14/49 (2)	622	655
		2,299

Romania – 0.8%

Romania Government Bond, 4.00%, 10/27/21 (RON)	800	189
5.80%, 7/26/27 (RON)	490	125
5.00%, 2/12/29 (RON)	1,000	237
3.65%, 9/24/31 (RON)	1,000	204

Romanian Government International Bond, 4.38%, 8/22/23	260	269
6.13%, 1/22/44	24	28
5.13%, 6/15/48	336	336
		1,388

Russia – 4.1%

Russian Federal Bond – OFZ, 7.50%, 8/18/21 (RUB)	51,486	782
7.00%, 8/16/23 (RUB)	62,351	921
6.50%, 2/28/24 (RUB)	7,132	102
7.75%, 9/16/26 (RUB)	78,891	1,181
8.15%, 2/3/27 (RUB)	73,103	1,121
7.05%, 1/19/28 (RUB)	15,340	218
8.50%, 9/17/31 (RUB)	10,785	167
7.70%, 3/23/33 (RUB)	29,967	435

Russian Foreign Bond – Eurobond, 4.88%, 9/16/23	400	420

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Russia – 4.1% – continued
4.75%, 5/27/26	$400	$412
4.38%, 3/21/29	200	198
5.10%, 3/28/35	600	609
5.25%, 6/23/47	600	604
		7,170

Saudi Arabia – 0.1%

Saudi Government International Bond, 5.25%, 1/16/50	200	214

Senegal – 0.1%

Senegal Government International Bond, 6.25%, 5/23/33	200	193

Serbia – 0.3%

Serbia International Bond, 7.25%, 9/28/21	500	544

South Africa – 6.4%

Eskom Holdings SOC Ltd., 7.13%, 2/11/25	200	198

Republic of South Africa Government Bond, 6.75%, 3/31/21 (ZAR)	11,000	761
10.50%, 12/21/26 (ZAR)	34,566	2,645
8.00%, 1/31/30 (ZAR)	14,666	938
7.00%, 2/28/31 (ZAR)	23,246	1,351
8.25%, 3/31/32 (ZAR)	8,035	511
8.88%, 2/28/35 (ZAR)	6,530	427
6.25%, 3/31/36 (ZAR)	7,789	392
8.50%, 1/31/37 (ZAR)	4,708	293
9.00%, 1/31/40 (ZAR)	942	61
6.50%, 2/28/41 (ZAR)	1,752	86
8.75%, 1/31/44 (ZAR)	9,275	582
8.75%, 2/28/48 (ZAR)	20,631	1,291

Republic of South Africa Government International Bond, 5.88%, 5/30/22 (2)	100	105
4.88%, 4/14/26	200	198
4.85%, 9/27/27	440	430
4.30%, 10/12/28	340	317
5.88%, 6/22/30	200	205
5.00%, 10/12/46	200	178
5.65%, 9/27/47	200	191
		11,160

Sri Lanka – 1.0%

Sri Lanka Government International Bond, 6.83%, 7/18/26	200	200

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Sri Lanka – 1.0% – continued
6.75%, 4/18/28	$1,271	$1,255
7.85%, 3/14/29 (2)	200	209
		1,664

Tajikistan – 0.1%

Republic of Tajikistan International Bond, 7.13%, 9/14/27	230	216

Thailand – 2.7%

Thailand Government Bond, 3.88%, 6/13/19 (THB)	25,000	791
1.20%, 7/14/21 (THB)	7,600	257
1.88%, 6/17/22 (THB)	19,697	621
2.00%, 12/17/22 (THB) (14)	7	–
3.63%, 6/16/23 (THB)	6,494	218
2.40%, 12/17/23 (THB)	35,594	1,138
2.13%, 12/17/26 (THB)	2,773	86
2.88%, 12/17/28 (THB)	2,607	85
4.88%, 6/22/29 (THB)	1,284	49
3.65%, 6/20/31 (THB)	2,423	84
3.78%, 6/25/32 (THB)	21,029	740
3.40%, 6/17/36 (THB)	15,000	509
3.30%, 6/17/38 (THB)	4,674	155
2.88%, 6/17/46 (THB)	1,256	37
		4,770

Tunisia – 0.4%

Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	695	608

Turkey – 2.6%

Turkey Government Bond, 9.40%, 7/8/20 (TRY)	2,250	344
9.50%, 1/12/22 (TRY)	552	73
3.00%, 2/23/22 (TRY)	572	199
10.70%, 8/17/22 (TRY)	1,000	133
7.10%, 3/8/23 (TRY)	911	104
8.80%, 9/27/23 (TRY)	429	50
10.40%, 3/20/24 (TRY)	545	69
8.00%, 3/12/25 (TRY)	1,287	140
10.60%, 2/11/26 (TRY)	1,249	154
11.00%, 2/24/27 (TRY)	10,078	1,233

Turkey Government International Bond, 7.00%, 6/5/20	57	58
5.63%, 3/30/21	300	297

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Turkey – 2.6% – continued
5.75%, 3/22/24	$200	$190
7.38%, 2/5/25	114	114
4.88%, 10/9/26	300	260
6.00%, 3/25/27	500	458
6.13%, 10/24/28	200	182
6.88%, 3/17/36	48	44
6.75%, 5/30/40	100	89
4.88%, 4/16/43	545	404
		4,595

Ukraine – 2.0%

Ukraine Government International Bond, 7.75%, 9/1/20	285	285
7.75%, 9/1/23	420	410
7.75%, 9/1/24	390	377
7.75%, 9/1/25	265	253
7.75%, 9/1/26	100	94
7.75%, 9/1/27	100	93
9.75%, 11/1/28	770	796
7.38%, 9/25/32	1,357	1,213
		3,521

United Arab Emirates – 0.6%

Abu Dhabi Government International Bond, 2.50%, 10/11/22	200	198

Dubai World Corp., 3.75%, (2.00% Cash, 1.75% PIK), 9/30/22 (6)(10)	978	913
		1,111

United Kingdom – 0.3%

DTEK Finance PLC, 10.75%, (100% Cash), 12/31/24 (6)	353	354

MARB BondCo PLC, 7.00%, 3/15/24	200	198
		552

Uruguay – 0.8%

Uruguay Government International Bond, 9.88%, 6/20/22 (UYU)	22,671	674
8.50%, 3/15/28 (UYU)	2,347	61
7.88%, 1/15/33	111	154
7.63%, 3/21/36	89	123
4.13%, 11/20/45	74	73

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 92.4% – continued

Uruguay – 0.8% – continued
5.10%, 6/18/50	$71	$76
4.98%, 4/20/55	207	217
		1,378

Uzbekistan – 0.3%

Republic of Uzbekistan Bond, 4.75%, 2/20/24	511	509

Venezuela – 1.3%

Petroleos de Venezuela S.A., 8.50%, 10/27/20 (9)	1,480	1,325
9.00%, 11/17/21 (9)	172	46
12.75%, 2/17/22 (9)	92	25
5.38%, 4/12/27 (9)	77	18
9.75%, 5/17/35 (9)	222	61

Venezuela Government International Bond, 7.75%, 10/13/19 (9)	72	21
12.75%, 8/23/22 (9)	151	44
9.00%, 5/7/23 (9)	62	18
8.25%, 10/13/24 (9)	141	41
11.75%, 10/21/26 (9)	632	196
9.25%, 9/15/27 (9)	186	58
9.25%, 5/7/28 (9)	102	31
11.95%, 8/5/31 (9)	1,045	324
		2,208

Vietnam – 0.1%

Vietnam Government International Bond, 6.75%, 1/29/20	176	181

Zambia – 0.5%

Zambia Government International Bond, 5.38%, 9/20/22	850	612
8.50%, 4/14/24	200	147
8.97%, 7/30/27	200	147
		906
Total Foreign Issuer Bonds
(Cost $168,458)		160,890

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.8%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 2.26% (15)(16)	10,182,232	$10,182
Total Investment Companies
(Cost $10,182)		10,182

Total Investments – 98.2%
(Cost $178,723)		171,130

Other Assets less Liabilities – 1.8%		3,063
NET ASSETS – 100.0%		$174,193

(1)	Principal amount is in U.S. dollars unless otherwise indicated.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(4)	Zero coupon bond.
(5)	Step coupon bond. Rate as of March 31, 2019 is disclosed.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(7)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(8)	Perpetual bond. Maturity date represents next call date.
(9)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(10)	Level 3 asset.
(11)	Century bond maturing in 2110.
(12)	The coupon rate is subject to the performance of the TSIPPCAE Index.
(13)	Century bond maturing in 2115.
(14)	Value rounds to less than one thousand.
(15)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(16)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

10Y - 10 Year

CMT - Constant Maturity

PIK - Payment In Kind

SBSN - Surat Berharga Syariah Negara

TIIE - The Equilibrium Interbank Interest Rate

TSIPPCAE - The Steel Index Platts Premium Coal Australia Export

ARS - Argentine Peso

BRL - Brazilian Real

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

EGP - Egyptian Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

NGN - Nigerian Naira

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY- Turkish Lira

UYU - Uruguayan Peso

ZAR - South African Rand

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Barclays	United States Dollar	288	Indian Rupee	20,395	5/31/19	$ 3

BNP	Argentine Peso	2,355	United States Dollar	56	4/8/19	2

BNP	Brazilian Real	959	United States Dollar	245	5/3/19	1

BNP	Brazilian Real	922	United States Dollar	232	12/3/19	2

BNP	Colombian Peso	269,889	United States Dollar	86	4/30/19	2

BNP	Czech Koruna	2,397	United States Dollar	105	4/30/19	1

BNP	Hungarian Forint	51,841	United States Dollar	185	4/30/19	4

BNP	Indian Rupee	29,326	United States Dollar	424	4/30/19	3

BNP	Indonesian Rupiah	3,237,750	United States Dollar	225	5/31/19	– *

BNP	Mexican Peso	1,867	United States Dollar	96	4/30/19	– *

BNP	Polish Zloty	612	United States Dollar	160	4/30/19	1

BNP	United States Dollar	334	Chinese Offshore Yuan	2,257	4/30/19	2

BNP	United States Dollar	144	Indian Rupee	10,341	4/30/19	4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

BNP	United States Dollar	214	Indian Rupee	15,127	5/31/19	$ 2

BNP	United States Dollar	393	Russian Ruble	26,180	4/30/19	4

Citibank	Chilean Peso	46,960	United States Dollar	70	4/30/19	1

Citibank	Colombian Peso	441,936	United States Dollar	142	4/30/19	3

Citibank	Romanian Leu	906	United States Dollar	217	4/30/19	5

Citibank	South African Rand	6,859	United States Dollar	492	4/30/19	18

Citibank	Turkish Lira	1,159	United States Dollar	206	4/30/19	5

Citibank	United States Dollar	334	Chinese Offshore Yuan	2,259	4/30/19	3

Citibank	United States Dollar	91	Thai Baht	2,901	4/30/19	– *

Goldman Sachs	Chilean Peso	470,081	United States Dollar	708	4/30/19	17

Goldman Sachs	Indonesian Rupiah	4,738,623	United States Dollar	331	5/31/19	2

Goldman Sachs	Russian Ruble	29,661	United States Dollar	458	4/30/19	8

Goldman Sachs	United States Dollar	31	Russian Ruble	2,082	4/30/19	– *

JPMorgan Chase	Argentine Peso	6,670	United States Dollar	155	4/11/19	4

JPMorgan Chase	Brazilian Real	3,290	United States Dollar	846	4/2/19	6

JPMorgan Chase	Colombian Peso	2,039,680	United States Dollar	640	4/30/19	1

JPMorgan Chase	Indonesian Rupiah	8,774,197	United States Dollar	620	4/30/19	7

JPMorgan Chase	Indonesian Rupiah	1,351,032	United States Dollar	94	5/31/19	– *

JPMorgan Chase	Peruvian Nuevo Sol	409	United States Dollar	124	4/30/19	1

JPMorgan Chase	Philippine Peso	11,006	United States Dollar	209	4/30/19	– *

JPMorgan Chase	Thai Baht	6,808	United States Dollar	215	4/30/19	– *

JPMorgan Chase	United States Dollar	126	Indian Rupee	9,048	4/30/19	4

JPMorgan Chase	United States Dollar	78	Peruvian Nuevo Sol	261	4/30/19	1

Merrill Lynch	Argentine Peso	13,245	United States Dollar	300	4/30/19	6

Merrill Lynch	Brazilian Real	4,074	United States Dollar	1,047	4/2/19	7

Merrill Lynch	Brazilian Real	543	United States Dollar	139	5/3/19	– *

Merrill Lynch	Chilean Peso	139,328	United States Dollar	208	4/30/19	3

Merrill Lynch	Mexican Peso	6,130	United States Dollar	315	4/30/19	1

Merrill Lynch	Peruvian Nuevo Sol	302	United States Dollar	91	4/30/19	– *

Merrill Lynch	South African Rand	6,355	United States Dollar	456	4/30/19	17

Merrill Lynch	Turkish Lira	615	United States Dollar	110	4/30/19	3

Merrill Lynch	United States Dollar	185	South African Rand	2,682	4/30/19	– *

Santander	Brazilian Real	423	United States Dollar	110	4/2/19	2

Santander	Mexican Peso	34,001	United States Dollar	1,751	4/30/19	8
Subtotal Appreciation						164

Barclays	Indian Rupee	51,000	United States Dollar	707	4/30/19	(25)

Barclays	United States Dollar	143	Czech Koruna	3,242	4/30/19	(2)

Barclays	United States Dollar	74	South African Rand	1,053	4/30/19	(1)

BNP	Indian Rupee	34,220	United States Dollar	475	4/30/19	(16)

BNP	Indonesian Rupiah	1,436,150	United States Dollar	100	4/30/19	– *

BNP	Indonesian Rupiah	1,873,300	United States Dollar	130	5/31/19	– *

BNP	South African Rand	1,488	United States Dollar	102	4/30/19	(1)

BNP	United States Dollar	75	Argentine Peso	3,112	4/8/19	(4)

BNP	United States Dollar	55	Argentine Peso	2,263	4/22/19	(4)

BNP	United States Dollar	800	Chinese Offshore Yuan	5,372	5/31/19	(1)

BNP	United States Dollar	516	Czech Koruna	11,627	6/28/19	(10)

BNP	United States Dollar	554	Hungarian Forint	154,460	4/30/19	(13)

BNP	United States Dollar	2,411	Polish Zloty	9,182	5/31/19	(15)

BNP	United States Dollar	10	Polish Zloty	38	6/28/19	– *

BNP	United States Dollar	663	Romanian Leu	2,784	4/30/19	(10)

BNP	United States Dollar	212	Romanian Leu	890	5/31/19	(3)

Citibank	Chinese Offshore Yuan	2,083	United States Dollar	309	4/30/19	(1)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Citibank	United States Dollar	645	Chilean Peso	432,740	4/30/19	$ (9)

Citibank	United States Dollar	215	Colombian Peso	672,475	4/30/19	(5)

Citibank	United States Dollar	88	Czech Koruna	1,960	4/30/19	(2)

Citibank	United States Dollar	426	Hungarian Forint	118,485	5/31/19	(11)

Citibank	United States Dollar	470	Mexican Peso	9,070	4/30/19	(5)

Citibank	United States Dollar	66	South African Rand	933	4/30/19	(2)

Goldman Sachs	Indian Rupee	15,285	United States Dollar	212	5/31/19	(6)

Goldman Sachs	Russian Ruble	42,413	United States Dollar	638	4/30/19	(5)

Goldman Sachs	United States Dollar	105	Argentine Peso	4,360	4/11/19	(6)

Goldman Sachs	United States Dollar	105	Argentine Peso	4,273	4/15/19	(8)

Goldman Sachs	United States Dollar	567	Colombian Peso	1,792,385	4/30/19	(6)

Goldman Sachs	United States Dollar	675	Polish Zloty	2,544	4/30/19	(11)

Goldman Sachs	United States Dollar	1,029	Russian Ruble	67,924	5/31/19	(3)

Goldman Sachs	United States Dollar	150	South African Rand	2,125	4/30/19	(3)

Goldman Sachs	United States Dollar	334	Thai Baht	10,416	4/30/19	(6)

JPMorgan Chase	South African Rand	4,616	United States Dollar	317	5/31/19	– *

JPMorgan Chase	United States Dollar	86	Czech Koruna	1,981	4/30/19	– *

JPMorgan Chase	United States Dollar	10	Polish Zloty	38	6/28/19	– *

JPMorgan Chase	United States Dollar	317	Romanian Leu	1,337	6/28/19	(4)

JPMorgan Chase	United States Dollar	146	Thai Baht	4,569	4/30/19	(2)

JPMorgan Chase	United States Dollar	1,019	Turkish Lira	5,761	4/30/19	(21)

JPMorgan Chase	United States Dollar	39	Turkish Lira	221	5/31/19	(2)

Merrill Lynch	Indian Rupee	15,306	United States Dollar	212	5/31/19	(7)

Merrill Lynch	Mexican Peso	16,977	United States Dollar	865	4/30/19	(5)

Merrill Lynch	South African Rand	3,167	United States Dollar	218	4/30/19	– *

Merrill Lynch	United States Dollar	2,083	Brazilian Real	7,787	4/2/19	(94)

Merrill Lynch	United States Dollar	1,046	Brazilian Real	4,074	5/3/19	(7)

Merrill Lynch	United States Dollar	816	Czech Koruna	18,362	5/31/19	(17)

Merrill Lynch	United States Dollar	432	Hungarian Forint	118,485	6/28/19	(16)

Merrill Lynch	United States Dollar	99	Polish Zloty	366	4/30/19	(3)

Merrill Lynch	United States Dollar	214	South African Rand	3,036	4/30/19	(4)

Standard Chartered Bank	Chinese Offshore Yuan	2,090	United States Dollar	310	4/30/19	(1)

Standard Chartered Bank	Indonesian Rupiah	3,008,000	United States Dollar	209	5/31/19	– *

Standard Chartered Bank	United States Dollar	238	Czech Koruna	5,395	7/31/19	(3)
Subtotal Depreciation						(380)
Total						$ (216)

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

As of March 31, 2019, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

BNP	Kuala Lumpur Interbank Offered Rate 3 Month (1)	3.94% (1)	2,500,000	MYR	4/20/22	$8	$ –	$8

Total								$8

(1)	Payment frequency is quarterly.

As of March 31, 2019, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

28-day Mexican Interbank Equilibrium Interest Rate (TIIE) (1)	8.16% (1)	20,000,000	MXN	12/13/23	$16	$–	$ 16

Warsaw InterBank Offer Rate 6 Month (2)	2.44% (3)	2,000,000	PLN	7/11/22	17	–	17

Warsaw InterBank Offer Rate 6 Month (2)	2.40% (3)	750,000	PLN	3/26/23	4	–	4
Subtotal Appreciation							37
6.60% (2)	India Overnight Mumbai Interbank Outright Rate (2)	64,000,000	INR	12/13/23	(25)	–	(25)

8.26% (1)	28-day Mexican Interbank Equilibrium Interest Rate (TIIE) (1)	11,000,000	MXN	12/6/28	(7)	–	(7)

8.41% (1)	28-day Mexican Interbank Equilibrium Interest Rate (TIIE) (1)	11,000,000	MXN	12/6/28	(14)	–	(14)
Subtotal Depreciation							(46)
Total							$ (9)

(1)	Payment frequency is lunar. Monthly payment based on 28-day periods. One year consists of 13 periods.
(2)	Payment frequency is semi-anually.
(3)	Payment frequency is anually.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION	% OF INVESTMENTS
AA	1.5%
A	17.8
BBB	28.7
BB	19.6
B	19.0
CCC or Below	5.3
Not Rated	2.2
Cash Equivalents	5.9

Total	100.0%

At March 31, 2019, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Basic Materials	1.7%
Communications	0.7
Consumer, Non-cyclical	0.2
Energy	2.7
Financial	2.6
Government	91.1
Industrial	0.3
Utilities	0.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued MARCH 31, 2019

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	49.1%
Indonesian Rupiah	6.2
Mexican Peso	5.8
South African Rand	5.8
Brazilian Real	5.2
All other currencies less than 5%	27.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$ 58	$ –	$ 58
Foreign Issuer Bonds:
Costa Rica	–	1,499	563	2,062
Nigeria	–	961	554	1,515
United Arab Emirates	–	198	913	1,111
All Other Countries (1)	–	156,202	–	156,202
Total Foreign Issuer Bonds	–	158,860	2,030	160,890
Investment Companies	10,182	–	–	10,182
Total Investments	$ 10,182	$158,918	$ 2,030	$171,130

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency
Exchange Contracts	$ –	$ 164	$ –	$ 164
Bilateral Interest Rate
Swap Agreements	–	8	–	8
Centrally Cleared Interest
Rate Swap Agreements	–	37	–	37
Liabilities
Forward Foreign Currency
Exchange Contracts	–	(380)	–	(380)
Centrally Cleared Interest
Rate Swap Agreements	–	(46)	–	(46)
Total Other Financial Instruments	$ –	$ (217)	$ –	$ (217)

(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/18 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAIN (LOSS) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/19 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/19 (000s)

Foreign Issuer Bonds

Costa Rica	$–	$2	$–	$(2)	$–	$–	$563	$–	$563	$(90)

Nigeria	–	6	–	5	543	–	–	–	554	5

United Arab Emirates	1,505	19	33	(24)	492	(1,112)	–	–	913	(27)

Total	$1,505	$27	$33	$(21)	$1,035	$(1,112)	$563	$–	$2,030	$(112)

The Fund valued the securities included in the Balance as of 3/31/19 above using prices provided by a third party provider.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.50%, 9/15/26	$25	$23
Total Convertible Bonds
(Cost $25)		23

CORPORATE BONDS – 64.2%

Advertising & Marketing – 0.3%

Acosta, Inc., 7.75%, 10/1/22 (1)	575	89

Lamar Media Corp., 5.00%, 5/1/23	155	157
5.75%, 2/1/26	130	136

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22	145	146
5.63%, 2/15/24	95	98
5.88%, 3/15/25	335	343
		969

Aerospace & Defense – 0.7%

Arconic, Inc., 5.87%, 2/23/22	75	79
5.90%, 2/1/27	424	440
5.95%, 2/1/37	175	172

BBA US Holdings, Inc., 5.38%, 5/1/26 (1)	290	299

TransDigm, Inc., 6.00%, 7/15/22	175	178
6.50%, 5/15/25	25	25
6.25%, 3/15/26 (1)	1,030	1,073
6.38%, 6/15/26	200	198
7.50%, 3/15/27 (1)	150	154

Triumph Group, Inc., 7.75%, 8/15/25	100	95
		2,713

Airlines – 0.0%

United Continental Holdings, Inc., 4.25%, 10/1/22	25	25

Apparel & Textile Products – 0.0%

William Carter (The) Co., 5.63%, 3/15/27 (1)	170	176

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Auto Parts Manufacturing – 0.2%

American Axle & Manufacturing, Inc., 6.63%, 10/15/22	$123	$126

Cooper-Standard Automotive, Inc., 5.63%, 11/15/26 (1)	75	66

Dana, Inc., 6.00%, 9/15/23	125	128

Goodyear Tire & Rubber (The) Co., 5.13%, 11/15/23	175	174

Tenneco, Inc., 5.38%, 12/15/24	150	135
		629

Automobiles Manufacturing – 0.1%

General Motors Financial Co., Inc., (Variable, ICE LIBOR USD 3M + 3.44%), 6.50%, 9/30/28 (2)(3)	75	69

Tesla, Inc., 5.30%, 8/15/25 (1)	425	368
		437

Banks – 0.2%

CIT Group, Inc., 4.13%, 3/9/21	75	76
5.00%, 8/15/22	510	531
4.75%, 2/16/24	270	280
		887

Cable & Satellite – 2.5%

Block Communications, Inc., 6.88%, 2/15/25 (1)	25	26

Cablevision Systems Corp., 8.00%, 4/15/20	150	157
5.88%, 9/15/22	25	26

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	430	438
5.13%, 2/15/23	300	305
4.00%, 3/1/23 (1)	50	50
5.13%, 5/1/23 (1)	350	358
5.75%, 9/1/23	425	434
5.88%, 4/1/24 (1)	345	361
5.38%, 5/1/25 (1)	50	52
5.75%, 2/15/26 (1)	1,010	1,057
5.50%, 5/1/26 (1)	450	465
5.88%, 5/1/27 (1)	25	26
5.00%, 2/1/28 (1)	865	853

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Cable & Satellite – 2.5% – continued

CSC Holdings LLC, 5.13%, 12/15/21 (1)	$553	$554
5.38%, 7/15/23 (1)	200	204
7.75%, 7/15/25 (1)	375	402
6.63%, 10/15/25 (1)	200	212
10.88%, 10/15/25 (1)	443	511
5.50%, 5/15/26 (1)	335	344
5.50%, 4/15/27 (1)	200	204
7.50%, 4/1/28 (1)	490	525
6.50%, 2/1/29 (1)	430	458

DISH DBS Corp., 6.75%, 6/1/21	165	170
5.88%, 11/15/24	630	529
7.75%, 7/1/26	175	152

Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (1)	75	78

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	50	48
		8,999

Casinos & Gaming – 2.3%

Boyd Gaming Corp., 6.88%, 5/15/23	215	223
6.38%, 4/1/26	720	745

Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25 (1)	325	313

Churchill Downs, Inc., 5.50%, 4/1/27 (1)	355	360
4.75%, 1/15/28 (1)	50	48

Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23 (1)	125	129

Eldorado Resorts, Inc., 6.00%, 4/1/25	125	127
6.00%, 9/15/26	700	710

Enterprise Development Authority (The), 12.00%, 7/15/24 (1)	75	76

Inn of the Mountain Gods Resort & Casino, 9.25%, (100% Cash), 11/30/20 (4)	67	67

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Casinos & Gaming – 2.3% – continued

Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21 (1)	$219	$226
10.25%, 11/15/22 (1)	1,055	1,131

Jacobs Entertainment, Inc., 7.88%, 2/1/24 (1)	200	210

MGM Resorts International, 5.25%, 3/31/20	255	260
6.63%, 12/15/21	185	198
7.75%, 3/15/22	175	193
6.00%, 3/15/23	300	316
5.75%, 6/15/25	225	233
4/15/27 (5)	290	293

Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (1)	175	173

Scientific Games International, Inc., 6.63%, 5/15/21	25	25
10.00%, 12/1/22	526	553
8.25%, 3/15/26 (1)	335	342

Station Casinos LLC, 5.00%, 10/1/25 (1)	475	465

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (1)	690	681
5.25%, 5/15/27 (1)	150	142
		8,239

Chemicals – 1.3%

Blue Cube Spinco LLC, 10.00%, 10/15/25	200	229

CF Industries, Inc., 7.13%, 5/1/20	124	129
5.38%, 3/15/44	560	505

Cornerstone Chemical Co., 6.75%, 8/15/24 (1)	2,620	2,463

Element Solutions, Inc., 5.88%, 12/1/25 (1)	500	502

Hexion, Inc., 10.38%, 2/1/22 (1)(6)	125	105
13.75%, 2/1/22 (1)(6)	175	60

Koppers, Inc., 6.00%, 2/15/25 (1)	25	24

Olin Corp., 5.00%, 2/1/30	50	49

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Chemicals – 1.3% – continued

PQ Corp., 6.75%, 11/15/22 (1)	$135	$140

TPC Group, Inc., 8.75%, 12/15/20 (1)	100	98

Tronox, Inc., 6.50%, 4/15/26 (1)	150	143

Valvoline, Inc., 5.50%, 7/15/24	50	51

Versum Materials, Inc., 5.50%, 9/30/24 (1)	50	53

WR Grace & Co-Conn, 5.13%, 10/1/21 (1)	280	289
		4,840

Coal Operations – 0.6%

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00%, 11/1/21	75	13
6.38%, 3/15/24	250	13

CONSOL Energy, Inc., 11.00%, 11/15/25 (1)	75	85

Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%, 4/1/23 (1)	2,510	2,043

Murray Energy Corp., 11.25%, 4/15/21 (1)	25	13
12.00%, (100% Cash), 4/15/24 (1)(4)	479	201
		2,368

Commercial Finance – 0.3%

ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (1)	250	112

DAE Funding LLC, 4.00%, 8/1/20 (1)	225	226
5.25%, 11/15/21 (1)	150	153
4.50%, 8/1/22 (1)	125	126
5.00%, 8/1/24 (1)	150	152

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	25	25
6.50%, 10/1/25 (1)	75	74

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Commercial Finance – 0.3% – continued

Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/1/20 (1)	$200	$200
		1,068

Communications Equipment – 0.5%

Anixter, Inc., 6.00%, 12/1/25 (1)	50	53

CommScope Finance LLC, 5.50%, 3/1/24 (1)	75	77
6.00%, 3/1/26 (1)	440	455
8.25%, 3/1/27 (1)	475	493

CommScope Technologies LLC, 6.00%, 6/15/25 (1)	559	543
5.00%, 3/15/27 (1)	210	186

CommScope, Inc., 5.00%, 6/15/21 (1)	50	50

Nokia of America Corp., 6.45%, 3/15/29	75	73

ViaSat, Inc., 5.63%, 4/15/27 (1)	75	76
		2,006

Construction Materials Manufacturing – 0.2%

Northwest Hardwoods, Inc., 7.50%, 8/1/21 (1)	25	15

NWH Escrow Corp., 7.50%, 8/1/21 (1)	25	15

Standard Industries, Inc., 5.38%, 11/15/24 (1)	250	256
4.75%, 1/15/28 (1)	25	24

Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 7/15/23	75	77
6.50%, 3/15/27 (1)	50	51

US Concrete, Inc., 6.38%, 6/1/24	195	197

USG Corp., 5.50%, 3/1/25 (1)	100	102
		737

Consumer Finance – 2.3%

Ally Financial, Inc., 8.00%, 3/15/20	740	773
4.13%, 3/30/20	75	75
7.50%, 9/15/20	25	27

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Consumer Finance – 2.3% – continued
4.25%, 4/15/21	$220	$223
8.00%, 11/1/31	625	776

CNG Holdings, Inc., 9.38%, 5/15/20 (1)	50	49

Credit Acceptance Corp., 6.63%, 3/15/26 (1)	75	76

First Data Corp., 5.38%, 8/15/23 (1)	25	26
5.00%, 1/15/24 (1)	410	421

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 8/1/21 (1)	25	25
5.25%, 3/15/22 (1)	200	203

MGIC Investment Corp., 5.75%, 8/15/23	125	132

Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/23 (1)	100	103
9.13%, 7/15/26 (1)	75	76

Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 7/1/21	100	100
6.50%, 6/1/22	51	50

Navient Corp., 8.00%, 3/25/20	635	660
5.88%, 3/25/21	300	310
6.63%, 7/26/21	190	199
6.50%, 6/15/22	125	130
7.25%, 9/25/23	50	53
6.13%, 3/25/24	350	350
5.88%, 10/25/24	128	124
6.75%, 6/25/25	100	99
6.75%, 6/15/26	480	460

Springleaf Finance Corp., 8.25%, 12/15/20	230	247
7.75%, 10/1/21	245	264
6.13%, 5/15/22	265	274
8.25%, 10/1/23	440	485
6.13%, 3/15/24	140	143
6.88%, 3/15/25	420	433
7.13%, 3/15/26	430	438

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Consumer Finance – 2.3% – continued

Starwood Property Trust, Inc., 3.63%, 2/1/21	$445	$443
4.75%, 3/15/25	160	159
		8,406

Consumer Products – 0.7%

Central Garden & Pet Co., 6.13%, 11/15/23	25	26
5.13%, 2/1/28	25	23

Edgewell Personal Care Co., 4.70%, 5/24/22	375	377

Energizer Holdings, Inc., 5.50%, 6/15/25 (1)	300	297
6.38%, 7/15/26 (1)	250	256
7.75%, 1/15/27 (1)	450	479

First Quality Finance Co., Inc., 5.00%, 7/1/25 (1)	25	24

High Ridge Brands Co., 8.88%, 3/15/25 (1)	1,125	450

Prestige Brands, Inc., 6.38%, 3/1/24 (1)	210	214

Revlon Consumer Products Corp., 6.25%, 8/1/24	50	26

Spectrum Brands, Inc., 5.75%, 7/15/25	425	428
		2,600

Consumer Services – 0.8%

Aramark Services, Inc., 5.13%, 1/15/24	805	826
5.00%, 2/1/28 (1)	370	369

Matthews International Corp., 5.25%, 12/1/25 (1)	100	96

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (1)	608	638
4/15/24 (1)(5)	75	75

R.R. Donnelley & Sons Co., 7.88%, 3/15/21	105	108

Service Corp. International, 4.50%, 11/15/20	125	124
5.38%, 5/15/24	525	539

Sotheby’s, 4.88%, 12/15/25 (1)	75	73

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Consumer Services – 0.8% – continued

Weight Watchers International, Inc., 8.63%, 12/1/25 (1)	$50	$45
		2,893

Containers & Packaging – 2.8%

Berry Global, Inc., 5.13%, 7/15/23	430	437
4.50%, 2/15/26 (1)	175	166

BWAY Holding Co., 5.50%, 4/15/24 (1)	375	372
7.25%, 4/15/25 (1)	610	588

Crown Americas LLC/Crown Americas Capital Corp IV, 4.50%, 1/15/23	440	445

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	270	271

Flex Acquisition Co., Inc., 6.88%, 1/15/25 (1)	50	48
7.88%, 7/15/26 (1)	50	48

Greif, Inc., 6.50%, 3/1/27 (1)	75	77

Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 (1)	365	374
5.38%, 1/15/25 (1)	250	254
6.38%, 8/15/25 (1)	25	26

Plastipak Holdings, Inc., 6.25%, 10/15/25 (1)	2,400	2,244

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.75%, 10/15/20	678	679
5.13%, 7/15/23 (1)	395	402
7.00%, 7/15/24 (1)	25	26

Sealed Air Corp., 5.13%, 12/1/24 (1)	25	26

Trident Merger Sub, Inc., 6.63%, 11/1/25 (1)	2,055	1,922

W/S Packaging Holdings, Inc., 9.00%, 4/15/23 (1)	1,640	1,718
		10,123

Department Stores – 0.0%

JC Penney Corp., Inc., 8.63%, 3/15/25 (1)	100	59

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Department Stores – 0.0% – continued
6.38%, 10/15/36	$100	$35

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (1)	25	13
8.75%, (100% Cash), 10/15/21 (1)(4)	50	27
		134

Distributors – Consumer Discretionary – 0.1%

KAR Auction Services, Inc., 5.13%, 6/1/25 (1)	540	534

Diversified Banks – 0.4%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 9/5/24 (2)(3)	525	557
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (2)(3)	100	102

Citigroup, Inc., (Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 1/30/23 (2)(3)	50	51
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 8/15/26 (2)(3)	100	105

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.30%), 6.00%, 8/1/23 (2)(3)	400	417
(Variable, ICE LIBOR USD 3M + 3.78%), 6.75%, 2/1/24 (2)(3)	25	27
(Variable, ICE LIBOR USD 3M + 3.33%), 6.10%, 10/1/24 (2)(3)	100	105
		1,364

Educational Services – 0.0%

Graham Holdings Co., 5.75%, 6/1/26 (1)	25	26

Electrical Equipment Manufacturing – 0.3%

ADT Security (The) Corp., 5.25%, 3/15/20	125	126
6.25%, 10/15/21	50	52
4.88%, 7/15/32 (1)	370	300

BWX Technologies, Inc., 5.38%, 7/15/26 (1)	25	25

Itron, Inc., 5.00%, 1/15/26 (1)	25	24

Resideo Funding, Inc., 6.13%, 11/1/26 (1)	290	299

Vertiv Group Corp., 9.25%, 10/15/24 (1)	75	75

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Electrical Equipment Manufacturing – 0.3% – continued

Vertiv Intermediate Holding Corp., 12.00%, (100% Cash), 2/15/22 (1)(4)	$325	$314
		1,215

Entertainment Content – 0.3%

AMC Networks, Inc., 4.75%, 12/15/22	50	50
5.00%, 4/1/24	175	176
4.75%, 8/1/25	210	209

Liberty Interactive LLC, 8.50%, 7/15/29	210	216

Univision Communications, Inc., 6.75%, 9/15/22 (1)	128	130
5.13%, 5/15/23 (1)	95	90

WMG Acquisition Corp., 5.00%, 8/1/23 (1)	300	305
		1,176

Entertainment Resources – 1.4%

AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	695	650
5.88%, 11/15/26	125	113
6.13%, 5/15/27	565	511

Boyne USA, Inc., 7.25%, 5/1/25 (1)	75	80

Carlson Travel, Inc., 6.75%, 12/15/23 (1)	200	200

Carmike Cinemas, Inc., 6.00%, 6/15/23 (1)	75	79

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 4/15/27	195	196

Cinemark USA, Inc., 5.13%, 12/15/22	100	102
4.88%, 6/1/23	50	51

Constellation Merger Sub, Inc., 8.50%, 9/15/25 (1)	100	91

Live Nation Entertainment, Inc., 4.88%, 11/1/24 (1)	235	236
5.63%, 3/15/26 (1)	75	77

LTF Merger Sub, Inc., 8.50%, 6/15/23 (1)	1,075	1,103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Entertainment Resources – 1.4% – continued

National CineMedia LLC, 5.75%, 8/15/26	$25	$23

Six Flags Entertainment Corp., 4.88%, 7/31/24 (1)	245	242
5.50%, 4/15/27 (1)	115	114

Sterling Entertainment Group LLC, 10.25%, 1/15/25 (7)	1,110	1,093
		4,961

Exploration & Production – 4.4%

Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp., 7.88%, 12/15/24	100	37

Antero Resources Corp., 5.38%, 11/1/21	215	216
5.13%, 12/1/22	565	568

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/1/22 (1)	504	552
7.00%, 11/1/26 (1)	650	625

Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 2/1/25	225	226

Bruin E&P Partners LLC, 8.88%, 8/1/23 (1)	225	215

California Resources Corp., 5.00%, 1/15/20	25	24
8.00%, 12/15/22 (1)	550	432

Callon Petroleum Co., 6.13%, 10/1/24	200	201
6.38%, 7/1/26	50	50

Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	175	172

Centennial Resource Production LLC, 5.38%, 1/15/26 (1)	50	48

Chaparral Energy, Inc., 8.75%, 7/15/23 (1)	125	86

Chesapeake Energy Corp., 6.63%, 8/15/20	327	336
6.88%, 11/15/20	100	103
6.13%, 2/15/21	305	314
4.88%, 4/15/22	25	25
8.00%, 1/15/25	665	678
8.00%, 6/15/27	480	473

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Exploration & Production – 4.4% – continued

CNX Resources Corp., 5.88%, 4/15/22	$33	$33

Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 5/15/25 (1)	125	116

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/25 (1)	225	216

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	175	170
6.38%, 8/15/21	475	368
9.25%, 3/31/22 (1)	21	20
7.50%, 2/15/24 (1)	50	43

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	580	637

EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/20	287	129
7.75%, 9/1/22	150	35
6.38%, 6/15/23	976	190
9.38%, 5/1/24 (1)	1,212	430

Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (1)	25	21
5.63%, 2/1/26 (1)	25	19

Gulfport Energy Corp., 6.00%, 10/15/24	100	91
6.38%, 1/15/26	25	22

Halcon Resources Corp., 6.75%, 2/15/25	50	30

HighPoint Operating Corp., 7.00%, 10/15/22	50	47

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/1/28 (1)	175	175

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	75	66

Jagged Peak Energy LLC, 5.88%, 5/1/26	75	74

Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25 (1)	25	13

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Exploration & Production – 4.4% – continued

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/1/22	$25	$1
9.25%, 3/15/23	100	29
9.25%, 3/15/23 (1)	–	–

Laredo Petroleum, Inc., 5.63%, 1/15/22	100	91

Lonestar Resources America, Inc., 11.25%, 1/1/23 (1)	75	73

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26 (1)	25	25

Matador Resources Co., 5.88%, 9/15/26	50	50

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26 (1)	250	231

Murphy Oil Corp., 4.45%, 12/1/22	275	276
6.88%, 8/15/24	150	159
5.75%, 8/15/25	25	26

Northern Oil and Gas, Inc., 9.50%, (100% Cash), 5/15/23 (4)	50	52

Oasis Petroleum, Inc., 6.50%, 11/1/21	125	123
6.88%, 3/15/22	590	596
6.25%, 5/1/26 (1)	540	514

Parsley Energy LLC/Parsley Finance Corp., 6.25%, 6/1/24 (1)	50	52
5.38%, 1/15/25 (1)	80	80
5.63%, 10/15/27 (1)	370	368

PDC Energy, Inc., 6.13%, 9/15/24	100	100
5.75%, 5/15/26	495	484

QEP Resources, Inc., 5.63%, 3/1/26	50	45

Range Resources Corp., 5.00%, 8/15/22	380	376
5.00%, 3/15/23	415	407

Sanchez Energy Corp., 7.75%, 6/15/21	175	24
6.13%, 1/15/23	315	43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Exploration & Production – 4.4% – continued

SM Energy Co., 6.13%, 11/15/22	$564	$564
5.00%, 1/15/24	305	282
5.63%, 6/1/25	60	55
6.75%, 9/15/26	128	123
6.63%, 1/15/27	165	157

Southwestern Energy Co., 6.20%, 1/23/25	134	132

Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 8.75%, 4/15/23 (1)	100	80
9.75%, 4/15/23 (1)	125	103

W&T Offshore, Inc., 9.75%, 11/1/23 (1)	25	25

Whiting Petroleum Corp., 5.75%, 3/15/21	300	303
6.25%, 4/1/23	390	392
6.63%, 1/15/26	630	617

WPX Energy, Inc., 6.00%, 1/15/22	165	171
8.25%, 8/1/23	100	113
5.25%, 9/15/24	150	152
5.75%, 6/1/26	150	152
		15,972

Financial Services – 1.1%

Arrow Bidco LLC, 9.50%, 3/15/24 (1)	25	25

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (2)(3)	75	70

Eagle Holding Co. II LLC, 7.63%, (100% Cash), 5/15/22 (1)(4)	150	151

Hunt Cos., Inc., 6.25%, 2/15/26 (1)	75	70

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	460	466
6.25%, 2/1/22	275	282
6.75%, 2/1/24	250	261

Lions Gate Capital Holdings LLC, 6.38%, 2/1/24 (1)	50	52
5.88%, 11/1/24 (1)	295	303

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Financial Services – 1.1% – continued

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	$850	$861

NFP Corp., 6.88%, 7/15/25 (1)	1,325	1,265

Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/22 (1)	25	26

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25 (1)	125	126

VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (1)	50	52

Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 7/15/25 (1)	125	108
		4,118

Food & Beverage – 0.6%

B&G Foods, Inc., 5.25%, 4/1/25	50	48

Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (1)	25	22

Darling Ingredients, Inc., 5.25%, 4/15/27 (1)	135	137

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 8/15/26 (1)	75	77

Nathan’s Famous, Inc., 6.63%, 11/1/25 (1)	100	97

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	100	101
5.88%, 9/30/27 (1)	75	76

Post Holdings, Inc., 5.50%, 3/1/25 (1)	320	324
5.00%, 8/15/26 (1)	325	316
5.75%, 3/1/27 (1)	170	171
5.63%, 1/15/28 (1)	325	322

Simmons Foods, Inc., 5.75%, 11/1/24 (1)	480	421
		2,112

Forest & Paper Products Manufacturing – 0.1%

Mercer International, Inc., 6.50%, 2/1/24	75	76
7.38%, 1/15/25 (1)	75	79

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Forest & Paper Products Manufacturing – 0.1% – continued

Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26 (1)	$75	$75
		230

Hardware – 0.7%

CDW LLC/CDW Finance Corp., 5.00%, 9/1/23	228	233
5.50%, 12/1/24	75	79
5.00%, 9/1/25	225	230

Dell International LLC/EMC Corp., 7.13%, 6/15/24 (1)	200	212

Diebold Nixdorf, Inc., 8.50%, 4/15/24	75	67

Everi Payments, Inc., 7.50%, 12/15/25 (1)	75	78

NCR Corp., 6.38%, 12/15/23	175	180

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	50	48

Western Digital Corp., 4.75%, 2/15/26	1,345	1,284
		2,411

Health Care Facilities & Services – 4.5%

Acadia Healthcare Co., Inc., 6.50%, 3/1/24	20	21

Charles River Laboratories International, Inc., 5.50%, 4/1/26 (1)	75	78

CHS/Community Health Systems, Inc., 6.88%, 2/1/22	113	75
(Step to 9.88% on 6/22/19), 11.00%, 6/30/23 (1)(8)	50	41
8.63%, 1/15/24 (1)	25	25
8.13%, 6/30/24 (1)	34	25
8.00%, 3/15/26 (1)	100	96

DaVita, Inc., 5.75%, 8/15/22	325	331
5.13%, 7/15/24	25	25

Encompass Health Corp., 5.75%, 11/1/24	100	101

Envision Healthcare Corp., 8.75%, 10/15/26 (1)	3,030	2,701

HCA, Inc., 6.50%, 2/15/20	125	129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Health Care Facilities & Services – 4.5% – continued
7.69%, 6/15/25	$735	$834
7.58%, 9/15/25	100	113
5.38%, 9/1/26	1,105	1,164
5.63%, 9/1/28	650	687
5.88%, 2/1/29	495	533
7.75%, 7/15/36	420	479

MEDNAX, Inc., 6.25%, 1/15/27 (1)	915	924

NVA Holdings, Inc., 6.88%, 4/1/26 (1)	1,660	1,641

Select Medical Corp., 6.38%, 6/1/21	250	251

Surgery Center Holdings, Inc., 6.75%, 7/1/25 (1)	1,970	1,783
4/15/27 (1)(5)	545	553

Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (1)	120	126

Team Health Holdings, Inc., 6.38%, 2/1/25 (1)	1,450	1,180

Tenet Healthcare Corp., 6.00%, 10/1/20	500	518
4.50%, 4/1/21	125	127
8.13%, 4/1/22	290	312
6.75%, 6/15/23	180	185
4.63%, 7/15/24	302	302
7.00%, 8/1/25	360	364
6.25%, 2/1/27 (1)	560	581
6.88%, 11/15/31	120	113

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	125	122
		16,540

Home Improvement – 0.8%

American Woodmark Corp., 4.88%, 3/15/26 (1)	25	24

Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23 (1)	1,690	1,622

BMC East LLC, 5.50%, 10/1/24 (1)	385	378

Griffon Corp., 5.25%, 3/1/22	150	148

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Home Improvement – 0.8% – continued

JELD-WEN, Inc., 4.63%, 12/15/25 (1)	$170	$162
4.88%, 12/15/27 (1)	110	104

PGT Escrow Issuer, Inc., 6.75%, 8/1/26 (1)	100	104

Scotts Miracle-Gro (The) Co., 5.25%, 12/15/26	50	49

ServiceMaster (The) Co. LLC, 5.13%, 11/15/24 (1)	360	361
		2,952

Homebuilders – 1.5%

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 8/1/25 (1)	50	46

Beazer Homes USA, Inc., 8.75%, 3/15/22	100	105
6.75%, 3/15/25	75	71

Century Communities, Inc., 6.88%, 5/15/22	125	127
5.88%, 7/15/25	100	95

KB Home, 7.63%, 5/15/23	25	27
6.88%, 6/15/27	75	77

Lennar Corp., 8.38%, 1/15/21	240	259
4.13%, 1/15/22	175	177
5.38%, 10/1/22	335	349
4.75%, 11/15/22	405	416
4.88%, 12/15/23	280	288
5.25%, 6/1/26	210	216

Meritage Homes Corp., 7.00%, 4/1/22	150	160
6.00%, 6/1/25	250	262
5.13%, 6/6/27	180	175

PulteGroup, Inc., 4.25%, 3/1/21	195	197

Shea Homes L.P./Shea Homes Funding Corp., 5.88%, 4/1/23 (1)	150	148
6.13%, 4/1/25 (1)	95	91

Taylor Morrison Communities, Inc., 6.63%, 5/15/22	100	104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Homebuilders – 1.5% – continued

Toll Brothers Finance Corp., 5.88%, 2/15/22	$125	$131
4.38%, 4/15/23	175	175
5.63%, 1/15/24	105	110
4.88%, 3/15/27	190	187
4.35%, 2/15/28	250	234

TRI Pointe Group, Inc., 5.25%, 6/1/27	390	359

TRI Pointe Group, Inc. /TRI Pointe Homes, Inc., 5.88%, 6/15/24	160	161

Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/1/23	175	168
6.63%, 8/15/25	100	96

William Lyon Homes, Inc., 6.00%, 9/1/23	50	48
5.88%, 1/31/25	125	118

Williams Scotsman International, Inc., 7.88%, 12/15/22 (1)	50	52
6.88%, 8/15/23 (1)	100	100
		5,329

Industrial Other – 0.5%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	175	161

Aptim Corp., 7.75%, 6/15/25 (1)	150	116

Brand Industrial Services, Inc., 8.50%, 7/15/25 (1)	125	112

frontdoor, Inc., 6.75%, 8/15/26 (1)	25	26

Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	50	52

H&E Equipment Services, Inc., 5.63%, 9/1/25	125	125

HD Supply, Inc., 5.38%, 10/15/26 (1)	230	235

Herc Rentals, Inc., 7.50%, 6/1/22 (1)	52	54
7.75%, 6/1/24 (1)	92	98

Michael Baker International LLC, 8.75%, 3/1/23 (1)	50	50

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Industrial Other – 0.5% – continued

New Enterprise Stone & Lime Co., Inc., 10.13%, 4/1/22 (1)	$200	$202
6.25%, 3/15/26 (1)	25	24

TopBuild Corp., 5.63%, 5/1/26 (1)	75	74

United Rentals North America, Inc., 5.75%, 11/15/24	205	211
5.50%, 7/15/25	135	138
5.88%, 9/15/26	140	145
6.50%, 12/15/26	150	158
		1,981

Internet Media – 0.5%

Match Group, Inc., 6.38%, 6/1/24	194	204
5.63%, 2/15/29 (1)	25	25

Netflix, Inc., 5.38%, 2/1/21	210	218
5.50%, 2/15/22	315	330
4.38%, 11/15/26	135	133
4.88%, 4/15/28	140	139
5.88%, 11/15/28 (1)	390	412
6.38%, 5/15/29 (1)	410	443
		1,904

Iron & Steel – 0.7%

Specialty Steel Supply, Inc., 11.62%, 11/15/22 (7)	2,670	2,670

Life Insurance – 0.1%

Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25 (1)	75	75

Genworth Holdings, Inc., 7.70%, 6/15/20	200	200
7.63%, 9/24/21	50	48
		323

Machinery Manufacturing – 0.9%

Cloud Crane LLC, 10.13%, 8/1/24 (1)	150	161

Colfax Corp., 6.00%, 2/15/24 (1)	145	151
6.38%, 2/15/26 (1)	260	277

JPW Industries Holding Corp., 9.00%, 10/1/24 (1)	1,370	1,339

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Machinery Manufacturing – 0.9% – continued

Manitowoc (The) Co., Inc., 9.00%, 4/1/26 (1)	$50	$51

Mueller Water Products, Inc., 5.50%, 6/15/26 (1)	25	25

RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25 (1)	365	361

SPX FLOW, Inc., 5.63%, 8/15/24 (1)	145	146
5.88%, 8/15/26 (1)	230	231

Stevens Holding Co., Inc., 6.13%, 10/1/26 (1)	75	77

Tennant Co., 5.63%, 5/1/25	50	50

Terex Corp., 5.63%, 2/1/25 (1)	185	184

Titan International, Inc., 6.50%, 11/30/23	125	115

Welbilt, Inc., 9.50%, 2/15/24	165	178
		3,346

Managed Care – 2.7%

Centene Corp., 5.63%, 2/15/21	25	25
4.75%, 5/15/22	490	499
6.13%, 2/15/24	320	335
5.38%, 6/1/26 (1)	550	574

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	50	50

One Call Corp., 7.50%, 7/1/24 (1)(4)(7)(9)	5,175	4,405

Polaris Intermediate Corp., 8.50%, (100% Cash), 12/1/22 (1)(4)	3,200	3,157

WellCare Health Plans, Inc., 5.25%, 4/1/25	165	171
5.38%, 8/15/26 (1)	670	701
		9,917

Manufactured Goods – 1.4%

EnPro Industries, Inc., 5.75%, 10/15/26 (1)	75	76

Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (1)	100	96

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Manufactured Goods – 1.4% – continued

Material Sciences Corp., 11.06%, 1/9/24 (7)	$1,511	$1,511

Novelis Corp., 6.25%, 8/15/24 (1)	240	245
5.88%, 9/30/26 (1)	715	712

Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc., 8.63%, 6/1/21 (1)	2,730	2,525

Park-Ohio Industries, Inc., 6.63%, 4/15/27	100	100
		5,265

Medical Equipment & Devices Manufacturing – 0.7%

Avantor, Inc., 9.00%, 10/1/25 (1)	1,895	2,054

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 6.63%, 5/15/22 (1)	420	398
		2,452

Metals & Mining – 1.3%

AK Steel Corp., 7.63%, 10/1/21	125	125

Aleris International, Inc., 10.75%, 7/15/23 (1)	25	26

Big River Steel LLC/BRS Finance Corp., 7.25%, 9/1/25 (1)	1,306	1,365

Cleveland-Cliffs, Inc., 5.75%, 3/1/25	150	143
6.25%, 10/1/40	75	64

Coeur Mining, Inc., 5.88%, 6/1/24	75	72

Commercial Metals Co., 5.75%, 4/15/26	50	50
5.38%, 7/15/27	25	24

Freeport-McMoRan, Inc., 4.00%, 11/14/21	185	186
3.88%, 3/15/23	75	74
4.55%, 11/14/24	75	74
5.40%, 11/14/34	815	742
5.45%, 3/15/43	955	836

Hecla Mining Co., 6.88%, 5/1/21	75	75

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Metals & Mining – 1.3% – continued

Real Alloy Holding, Inc., 10.00%, 1/15/19 (10)(11)	$1,283	$–

Steel Dynamics, Inc., 5.13%, 10/1/21	150	151
5.25%, 4/15/23	55	56
5.50%, 10/1/24	270	279

TMS International Corp., 7.25%, 8/15/25 (1)	75	73

United States Steel Corp., 6.88%, 8/15/25	100	97
6.25%, 3/15/26	75	70

Warrior Met Coal, Inc., 8.00%, 11/1/24 (1)	86	90
		4,672

Oil & Gas Services & Equipment – 0.4%

Apergy Corp., 6.38%, 5/1/26	25	25

Archrock Partners L.P./Archrock Partners Finance Corp., 6.88%, 4/1/27 (1)	100	102

Basic Energy Services, Inc., 10.75%, 10/15/23 (1)	25	20

Calfrac Holdings L.P., 8.50%, 6/15/26 (1)	100	78

Diamond Offshore Drilling, Inc., 7.88%, 8/15/25	50	48

Exterran Energy Solutions L.P./EES Finance Corp., 8.13%, 5/1/25	50	51

FTS International, Inc., 6.25%, 5/1/22	75	73

Global Marine, Inc., 7.00%, 6/1/28	25	22

McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 5/1/24 (1)	75	62

Nabors Industries, Inc., 5.00%, 9/15/20	50	50
4.63%, 9/15/21	50	49
5.75%, 2/1/25	25	22

Nine Energy Service, Inc., 8.75%, 11/1/23 (1)	75	78

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Oil & Gas Services & Equipment – 0.4% – continued

Parker Drilling Co., 7.50%, 8/1/20 (10)	$25	$13
6.75%, 7/15/22 (10)	25	12

Rowan Cos., Inc., 7.38%, 6/15/25	100	88

SESI LLC, 7.13%, 12/15/21	75	67
7.75%, 9/15/24	75	62

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26	75	77
6.88%, 9/1/27 (1)	500	508

Weatherford International LLC, 9.88%, 3/1/25	25	18
6.80%, 6/15/37	50	28
		1,553

Pharmaceuticals – 0.2%

Bausch Health Americas, Inc., 8.50%, 1/31/27 (1)	780	827

Elanco Animal Health, Inc., 4.27%, 8/28/23 (1)	50	52

Par Pharmaceutical, Inc., 7.50%, 4/1/27 (1)	25	25
		904

Pipeline – 3.3%

American Midstream Partners L.P./American Midstream Finance Corp., 9.50%, 12/15/21 (1)	75	69

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 9/15/24	615	620
5.75%, 3/1/27 (1)	100	101

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (1)	100	101
6.63%, 7/15/26 (1)	25	25

Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	105	119
5.88%, 3/31/25	390	424
5.13%, 6/30/27	300	315

Cheniere Energy Partners L.P., 5.25%, 10/1/25	690	706
5.63%, 10/1/26 (1)	320	328

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Pipeline – 3.3% – continued

CNX Midstream Partners L.P./CNX Midstream Finance Corp., 6.50%, 3/15/26 (1)	$50	$48

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 4/1/23	425	436
5.75%, 4/1/25	275	282

DCP Midstream Operating L.P., 2.70%, 4/1/19	185	185
4.75%, 9/30/21 (1)	25	25
4.95%, 4/1/22	25	26
5.38%, 7/15/25	325	339
(Variable, ICE LIBOR USD 3M + 3.85%), 5.85%, 5/21/43 (1)(2)	560	522
5.60%, 4/1/44	235	223

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 5/15/25	75	74

Energy Transfer Operating L.P., 7.50%, 10/15/20	1,048	1,116
(Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (2)(3)	75	71
5.88%, 1/15/24	105	115
(Variable, ICE LIBOR USD 3M + 4.16%), 6.63%, 2/15/28 (2)(3)	50	48
6.25%, 4/15/49	25	28

EnLink Midstream Partners L.P., 4.40%, 4/1/24	125	124
4.85%, 7/15/26	275	273
5.60%, 4/1/44	150	134
5.05%, 4/1/45	50	43
5.45%, 6/1/47	125	111

Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/1/25	55	53
6.25%, 5/15/26	40	38

Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp., 5.63%, 2/15/26 (1)	125	127

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 8/1/24 (1)	100	103

NGPL PipeCo LLC, 4.38%, 8/15/22 (1)	100	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Pipeline – 3.3% – continued

NuStar Logistics L.P., 4.80%, 9/1/20	$165	$167
6.75%, 2/1/21	55	57
4.75%, 2/1/22	145	146
5.63%, 4/28/27	175	175

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	175	178

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	50	47

Rockies Express Pipeline LLC, 6.88%, 4/15/40 (1)	25	27

SemGroup Corp., 7.25%, 3/15/26	50	48

SemGroup Corp./Rose Rock Finance Corp., 5.63%, 7/15/22	175	173
5.63%, 11/15/23	300	282

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 8/15/22	207	205
5.75%, 4/15/25	650	613

Summit Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 7.43%), 9.50%, 12/15/22 (2)(3)	125	116

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 4.75%, 10/1/23 (1)	50	50
5.50%, 9/15/24 (1)	75	77

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/23	535	533
6.75%, 3/15/24	325	340
5.13%, 2/1/25	235	240
5.88%, 4/15/26 (1)	125	132
6.50%, 7/15/27 (1)	165	178
5.00%, 1/15/28	335	330
6.88%, 1/15/29 (1)	355	386

TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 2/15/26	25	24
		11,977

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Power Generation – 1.9%

Calpine Corp., 6.00%, 1/15/22 (1)	$710	$718
5.38%, 1/15/23	415	416
5.88%, 1/15/24 (1)	50	51
5.50%, 2/1/24	450	447
5.75%, 1/15/25	315	313

Clearway Energy Operating LLC, 5.75%, 10/15/25 (1)	75	75
5.00%, 9/15/26	100	95

GenOn Energy, Inc./NRG Americas, Inc., (Floating, ICE LIBOR USD 6M + 6.50%), 9.39%, 12/1/23 (12)	6	5

NRG Energy, Inc., 6.25%, 5/1/24	25	26
7.25%, 5/15/26	765	842
6.63%, 1/15/27	965	1,039

Pattern Energy Group, Inc., 5.88%, 2/1/24 (1)	100	102

TerraForm Power Operating LLC, 5.00%, 1/31/28 (1)	25	24

Vistra Energy Corp., 7.38%, 11/1/22	843	875
5.88%, 6/1/23	310	317
7.63%, 11/1/24	769	813

Vistra Operations Co. LLC, 5.50%, 9/1/26 (1)	295	307
5.63%, 2/15/27 (1)	370	385
		6,850

Property & Casualty Insurance – 1.9%

Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24 (1)	75	78
7.00%, 11/15/25 (1)	125	113

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 8.25%, 8/1/23 (1)	1,530	1,568

AssuredPartners, Inc., 7.00%, 8/15/25 (1)	2,765	2,558

HUB International Ltd., 7.00%, 5/1/26 (1)	2,480	2,455

Radian Group, Inc., 7.00%, 3/15/21	25	26
4.50%, 10/1/24	75	74

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Property & Casualty Insurance – 1.9% – continued

USI, Inc., 6.88%, 5/1/25 (1)	$175	$170
		7,042

Publishing & Broadcasting – 1.6%

Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	–	–
6.50%, 11/15/22	510	521
9.25%, 2/15/24 (1)	375	398

EW Scripps (The) Co., 5.13%, 5/15/25 (1)	100	95

Gray Television, Inc., 5.13%, 10/15/24 (1)	100	100
5.88%, 7/15/26 (1)	400	407
7.00%, 5/15/27 (1)	305	324

iHeartCommunications, Inc., 14.00%, 2/1/21 (10)	129	17

Nexstar Broadcasting, Inc., 5.63%, 8/1/24 (1)	225	228

Salem Media Group, Inc., 6.75%, 6/1/24 (1)	25	23

Sinclair Television Group, Inc., 6.13%, 10/1/22	125	127
5.13%, 2/15/27 (1)	100	96

Sirius XM Radio, Inc., 4.63%, 5/15/23 (1)	205	207
6.00%, 7/15/24 (1)	915	948
5.38%, 7/15/26 (1)	395	404
5.00%, 8/1/27 (1)	330	330

TEGNA, Inc., 5.13%, 10/15/19	318	319
5.13%, 7/15/20	289	290
6.38%, 10/15/23	25	26

Townsquare Media, Inc., 6.50%, 4/1/23 (1)	935	895
		5,755

Real Estate – 2.6%

CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 3/15/24	50	51
5.38%, 3/15/27	25	26

Equinix, Inc., 5.38%, 4/1/23	350	356

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Real Estate – 2.6% – continued
5.75%, 1/1/25	$150	$156
5.88%, 1/15/26	335	353
5.38%, 5/15/27	155	163

ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	480	477

FelCor Lodging L.P., 6.00%, 6/1/25	275	283

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25 (1)	50	48

GLP Capital L.P./GLP Financing II, Inc., 4.88%, 11/1/20	50	51
5.25%, 6/1/25	25	26
5.38%, 4/15/26	25	26

Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (1)	25	25

Howard Hughes (The) Corp., 5.38%, 3/15/25 (1)	50	50

Iron Mountain US Holdings, Inc., 5.38%, 6/1/26 (1)	45	44

Iron Mountain, Inc., 6.00%, 8/15/23	110	113
5.75%, 8/15/24	225	227
4.88%, 9/15/27 (1)	340	326
5.25%, 3/15/28 (1)	740	715

iStar, Inc., 4.63%, 9/15/20	50	51

Kennedy-Wilson, Inc., 5.88%, 4/1/24	25	25

MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, 3/1/24	235	246
5.50%, 5/1/24	650	666
5.25%, 8/1/26	160	165

Newmark Group, Inc., 6.13%, 11/15/23	75	77

Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/1/21 (1)	225	227
9.38%, 4/1/27 (1)	370	379

RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 4/15/23	50	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Real Estate – 2.6% – continued

Sabra Health Care L.P./Sabra Capital Corp., 5.50%, 2/1/21	$100	$101

SBA Communications Corp., 4.00%, 10/1/22	100	100

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (1)	1,535	1,320

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23	2,340	2,112

VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23	340	372
		9,407

Refining & Marketing – 0.2%

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	350	359

Sunoco L.P./Sunoco Finance Corp., 4.88%, 1/15/23	100	101
6.00%, 4/15/27 (1)	150	151
5.88%, 3/15/28	125	124
		735

Restaurants – 0.4%

Carrols Restaurant Group, Inc., 8.00%, 5/1/22	50	51

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	225	226
8.75%, 10/1/25 (1)	200	210

IRB Holding Corp., 6.75%, 2/15/26 (1)	125	118

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/1/24 (1)	300	306
5.25%, 6/1/26 (1)	575	580
		1,491

Retail – Consumer Discretionary – 1.9%

American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (1)	100	103

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/1/23	90	91
5.25%, 3/15/25 (1)	330	317

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Retail – Consumer Discretionary – 1.9% – continued

Beacon Roofing Supply, Inc., 6.38%, 10/1/23	$75	$78
4.88%, 11/1/25 (1)	335	317

Builders FirstSource, Inc., 5.63%, 9/1/24 (1)	200	197

Carvana Co., 8.88%, 10/1/23 (1)	50	51

FirstCash, Inc., 5.38%, 6/1/24 (1)	50	51

Hertz (The) Corp., 7.63%, 6/1/22 (1)	90	92
5.50%, 10/15/24 (1)	790	663

L Brands, Inc., 6.75%, 7/1/36	150	126

Lithia Motors, Inc., 5.25%, 8/1/25 (1)	50	50

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (1)	965	910

Penske Automotive Group, Inc., 3.75%, 8/15/20	585	582
5.75%, 10/1/22	165	168
5.50%, 5/15/26	235	231

QVC, Inc., 4.85%, 4/1/24	85	87
5.45%, 8/15/34	185	180

Sonic Automotive, Inc., 6.13%, 3/15/27	125	113

SRS Distribution, Inc., 8.25%, 7/1/26 (1)	2,200	2,117

Staples, Inc., 8.50%, 9/15/25 (1)	410	447
		6,971

Retail – Consumer Staples – 0.1%

US Foods, Inc., 5.88%, 6/15/24 (1)	185	189

Semiconductors – 0.4%

Advanced Micro Devices, Inc., 7.50%, 8/15/22	66	74
7.00%, 7/1/24	236	247

Amkor Technology, Inc., 6.38%, 10/1/22	425	432

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Semiconductors – 0.4% – continued
6.63%, 9/15/27 (1)	$235	$238

Entegris, Inc., 4.63%, 2/10/26 (1)	50	49

Micron Technology, Inc., 4.64%, 2/6/24	25	26
5.50%, 2/1/25	210	217
4.98%, 2/6/26	25	25

Qorvo, Inc., 5.50%, 7/15/26 (1)	175	181
		1,489

Software & Services – 2.4%

ACI Worldwide, Inc., 5.75%, 8/15/26 (1)	50	51

Ascend Learning LLC, 6.88%, 8/1/25 (1)	1,058	1,051
6.88%, 8/1/25 (1)	–	–

Banff Merger Sub, Inc., 9.75%, 9/1/26 (1)	75	73

CDK Global, Inc., 3.80%, 10/15/19	95	95
5.00%, 10/15/24	75	77
5.88%, 6/15/26	190	199

Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/1/25 (1)	50	49

Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	125	126

Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (1)	125	127

Gartner, Inc., 5.13%, 4/1/25 (1)	50	51

Harland Clarke Holdings Corp., 9.25%, 3/1/21 (1)	100	99
8.38%, 8/15/22 (1)	125	113

Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, (100% Cash), 5/1/21 (1)(4)	511	511

IQVIA, Inc., 5.00%, 10/15/26 (1)	570	583

j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25 (1)	405	421

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Software & Services – 2.4% – continued

MSCI, Inc., 5.25%, 11/15/24 (1)	$240	$248
5.75%, 8/15/25 (1)	440	462
4.75%, 8/1/26 (1)	50	51

Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/1/20	350	350
5.00%, 4/15/22 (1)	654	646

Nuance Communications, Inc., 6.00%, 7/1/24	485	497
5.63%, 12/15/26	35	36

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	1,015	904

Refinitiv US Holdings, Inc., 6.25%, 5/15/26 (1)	25	25
8.25%, 11/15/26 (1)	125	123

RP Crown Parent LLC, 7.38%, 10/15/24 (1)	150	154

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	100	108

SS&C Technologies, Inc., 5.50%, 9/30/27 (1)	675	682

Star Merger Sub, Inc., 6.88%, 8/15/26 (1)	50	51
10.25%, 2/15/27 (1)	350	359

Veritas US, Inc./Veritas Bermuda Ltd., 10.50%, 2/1/24 (1)	200	179

Verscend Escrow Corp., 9.75%, 8/15/26 (1)	150	150
		8,651

Supermarkets & Pharmacies – 0.1%

Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 5.75%, 3/15/25	125	119

Cumberland Farms, Inc., 6.75%, 5/1/25 (1)	150	156
		275

Tobacco – 0.0%

Vector Group Ltd., 6.13%, 2/1/25 (1)	75	67
10.50%, 11/1/26 (1)	100	94
		161

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Transportation & Logistics – 0.2%

Allison Transmission, Inc., 5.88%, 6/1/29 (1)	$50	$51

BCD Acquisition, Inc., 9.63%, 9/15/23 (1)	50	53

JB Poindexter & Co., Inc., 7.13%, 4/15/26 (1)	50	50

Wabash National Corp., 5.50%, 10/1/25 (1)	75	70

XPO Logistics, Inc., 6.50%, 6/15/22 (1)	336	342
6.13%, 9/1/23 (1)	50	50
		616

Travel & Lodging – 0.1%

Hilton Domestic Operating Co., Inc., 5.13%, 5/1/26 (1)	280	285

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/1/25	120	121

Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 9/15/26 (1)	75	78
		484

Utilities – 0.7%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	75	75
5.75%, 5/20/27	100	99

Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 5/1/21	50	44

Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., 8.63%, 6/15/20	50	38

NextEra Energy Operating Partners L.P., 4.25%, 9/15/24 (1)	75	74

Pacific Gas & Electric Co., 3.50%, 10/1/20 (10)	25	23
6.05%, 3/1/34 (10)	225	223
5.80%, 3/1/37 (10)	50	49
5.40%, 1/15/40 (10)	150	142
5.13%, 11/15/43 (10)	150	136

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Utilities – 0.7% – continued

Talen Energy Supply LLC, 9.50%, 7/15/22 (1)	$705	$758
10.50%, 1/15/26 (1)	735	766
		2,427

Wireless Telecommunications Services – 1.8%

Hughes Satellite Systems Corp., 6.50%, 6/15/19	288	289
6.63%, 8/1/26	175	171

Sprint Capital Corp., 6.88%, 11/15/28	25	24
8.75%, 3/15/32	1,200	1,266

Sprint Communications, Inc., 7.00%, 3/1/20 (1)	125	128
9.25%, 4/15/22	75	87
6.00%, 11/15/22	525	529

Sprint Corp., 7.88%, 9/15/23	790	828
7.13%, 6/15/24	1,435	1,457
7.63%, 3/1/26	500	507

T-Mobile USA, Inc., 4.00%, 4/15/22	50	51
6.00%, 3/1/23	590	606
6.00%, 4/15/24	145	151
5.13%, 4/15/25	50	51
6.50%, 1/15/26	145	155
4.50%, 2/1/26	335	335
		6,635

Wireline Telecommunications Services – 3.2%

CenturyLink, Inc., 6.45%, 6/15/21	100	104
5.80%, 3/15/22	100	102
7.50%, 4/1/24	25	26
7.60%, 9/15/39	175	154

Cogent Communications Group, Inc., 5.38%, 3/1/22 (1)	50	51

Embarq Corp., 8.00%, 6/1/36	765	745

Frontier Communications Corp., 10.50%, 9/15/22	945	721
7.63%, 4/15/24	165	90
11.00%, 9/15/25	835	550
8.00%, 4/1/27 (1)	150	155
9.00%, 8/15/31	622	348

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 64.2% – continued

Wireline Telecommunications Services – 3.2% – continued

GTT Communications, Inc., 7.88%, 12/31/24 (1)	$3,660	$3,202

Level 3 Financing, Inc., 5.38%, 8/15/22	140	141
5.63%, 2/1/23	500	506
5.13%, 5/1/23	330	333
5.38%, 1/15/24	335	341

Level 3 Parent LLC, 5.75%, 12/1/22	205	207

Qualitytech L.P./QTS Finance Corp., 4.75%, 11/15/25 (1)	25	24

Qwest Corp., 6.88%, 9/15/33	515	512

West Corp., 8.50%, 10/15/25 (1)	1,690	1,453

Windstream Services LLC/Windstream Finance Corp., 7.75%, 10/1/21 (10)	6	2
6.38%, 8/1/23 (1)(10)	27	7
10.50%, 6/30/24 (1)(10)	75	55
8.63%, 10/31/25 (1)(6)	68	65

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	540	547
6.38%, 5/15/25	425	427
5.75%, 1/15/27 (1)	720	718
		11,586
Total Corporate Bonds
(Cost $237,260)		234,917

FOREIGN ISSUER BONDS – 12.6%

Aerospace & Defense – 0.2%

Bombardier, Inc., 6.00%, 10/15/22 (1)	150	151
6.13%, 1/15/23 (1)	250	253
7.88%, 4/15/27 (1)	175	181

TransDigm UK Holdings PLC, 6.88%, 5/15/26 (1)	200	199
		784

Airlines – 0.1%

Air Canada, 7.75%, 4/15/21 (1)	300	321

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Apparel & Textile Products – 0.0%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 5/1/25 (1)	$150	$148

Auto Parts Manufacturing – 0.2%

Delphi Technologies PLC, 5.00%, 10/1/25 (1)	100	88

IHO Verwaltungs GmbH, 4.50%, (100% Cash), 9/15/23 (1)(4)	250	248

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 5/15/26 (1)(5)	75	76
5/15/27 (1)(5)	225	226
		638

Banks – 0.1%

Barclays Bank PLC, 7.63%, 11/21/22	200	218

Cable & Satellite – 1.0%

Altice Financing S.A., 7.50%, 5/15/26 (1)	200	198

Altice Luxembourg S.A., 7.75%, 5/15/22 (1)	845	845
7.63%, 2/15/25 (1)	395	347

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/1/28 (1)	400	394

Unitymedia GmbH, 6.13%, 1/15/25 (1)	200	208

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (1)	265	270

UPCB Finance IV Ltd., 5.38%, 1/15/25 (1)	280	284

Videotron Ltd., 5.38%, 6/15/24 (1)	100	104

Virgin Media Finance PLC, 6.00%, 10/15/24 (1)	425	439

Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (1)	200	201
5.50%, 8/15/26 (1)	365	371
		3,661

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Casinos & Gaming – 0.2%

Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24 (1)	$200	$209

International Game Technology PLC, 6.25%, 1/15/27 (1)	255	261

Stars Group Holdings B.V./Stars Group US Co-Borrower LLC, 7.00%, 7/15/26 (1)	175	182

Wynn Macau Ltd., 5.50%, 10/1/27 (1)	200	192
		844

Chemicals – 0.7%

Consolidated Energy Finance S.A., 6.50%, 5/15/26 (1)	150	149

Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20 (6)	125	31

INEOS Group Holdings S.A., 5.63%, 8/1/24 (1)	490	489

Kissner Holdings L.P./Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA, 8.38%, 12/1/22 (1)	100	105

NOVA Chemicals Corp., 5.25%, 8/1/23 (1)	225	226
4.88%, 6/1/24 (1)	515	506
5.00%, 5/1/25 (1)	350	343
5.25%, 6/1/27 (1)	265	260

Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26 (1)	25	23

SPCM S.A., 4.88%, 9/15/25 (1)	200	196

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 9/1/25 (1)	175	166

Tronox Finance PLC, 5.75%, 10/1/25 (1)	75	69

Venator Finance S.a.r.l./Venator Materials Corp., 5.75%, 7/15/25 (1)	25	22
		2,585

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Commercial Finance – 0.8%

Aircastle Ltd., 5.13%, 3/15/21	$25	$26

Avolon Holdings Funding Ltd., 5.13%, 10/1/23 (1)	320	326
5.25%, 5/15/24 (1)	365	376

Fly Leasing Ltd., 6.38%, 10/15/21	200	202

Park Aerospace Holdings Ltd., 3.63%, 3/15/21 (1)	75	74
5.25%, 8/15/22 (1)	1,130	1,158
5.50%, 2/15/24 (1)	630	654
		2,816

Communications Equipment – 0.0%

Nokia OYJ, 3.38%, 6/12/22	25	25

Consumer Finance – 0.1%

4finance S.A., 10.75%, 5/1/22 (1)	200	191

goeasy Ltd., 7.88%, 11/1/22 (1)	25	26
		217

Consumer Services – 0.1%

Garda World Security Corp., 7.25%, 11/15/21 (1)	50	50
7.25%, 11/15/21 (1)	–	–
8.75%, 5/15/25 (1)	200	190
		240

Containers & Packaging – 0.4%

ARD Finance S.A., 7.13%, (100% Cash), 9/15/23 (4)	200	199

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 9/15/22 (1)	730	730
6.00%, 2/15/25 (1)	585	585
		1,514

Diversified Banks – 0.1%

Bank of Nova Scotia (The), (Variable, ICE LIBOR USD 3M + 2.65%), 4.65%, 10/12/22 (2)(3)	25	23

Barclays PLC, (Variable, USD Swap 5Y + 4.84%), 7.75%, 9/15/23 (2)(3)	250	250

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Diversified Banks – 0.1% – continued

Royal Bank of Scotland Group PLC, (Variable, USD Swap 5Y + 5.72%), 8.00%, 8/10/25 (2)(3)	$200	$215
		488

Entertainment Content – 0.0%

Ziggo B.V., 5.50%, 1/15/27 (1)	150	148

Exploration & Production – 1.0%

MEG Energy Corp., 6.38%, 1/30/23 (1)	1,505	1,392
7.00%, 3/31/24 (1)	2,290	2,136

OGX Austria GmbH, 8.50%, 6/1/18 (10)(11)	2,420	–
8.38%, 4/1/22 (10)(11)	1,800	–

Seven Generations Energy Ltd., 6.88%, 6/30/23 (1)	75	77
5.38%, 9/30/25 (1)	50	49
		3,654

Financial Services – 0.1%

Credit Suisse Group A.G., (Variable, USD Swap 5Y + 3.46%), 6.25%, 12/18/24 (1)(2)(3)	200	199

Food & Beverage – 0.1%

Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22 (1)	75	73

JBS Investments GmbH, 7.25%, 4/3/24 (1)	200	207
		280

Home Improvement – 0.1%

Masonite International Corp., 5.75%, 9/15/26 (1)	305	311

Homebuilders – 0.1%

Brookfield Residential Properties, Inc., 6.38%, 5/15/25 (1)	25	24

Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/1/22 (1)	50	51

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 3/1/24 (1)	453	447
		522

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Industrial Other – 0.1%

Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (1)	$385	$393

Machinery Manufacturing – 0.4%

Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26 (1)	1,870	1,613

Medical Equipment & Devices Manufacturing – 0.0%

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.75%, 8/1/22 (1)	50	47

Metals & Mining – 2.2%

Alcoa Nederland Holding B.V., 7.00%, 9/30/26 (1)	200	216

ArcelorMittal, 5.25%, 8/5/20	25	26

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P., 8.75%, 7/15/26 (1)	2,655	2,665

Constellium N.V., 6.63%, 3/1/25 (1)	600	612

First Quantum Minerals Ltd., 6.50%, 3/1/24 (1)	400	374
7.50%, 4/1/25 (1)	200	191
6.88%, 3/1/26 (1)	200	186

FMG Resources (August 2006) Pty. Ltd., 4.75%, 5/15/22 (1)	290	290
5.13%, 5/15/24 (1)	125	125

Hudbay Minerals, Inc., 7.25%, 1/15/23 (1)	50	52
7.63%, 1/15/25 (1)	590	605

IAMGOLD Corp., 7.00%, 4/15/25 (1)	50	51

Kinross Gold Corp., 5.13%, 9/1/21	50	52
4.50%, 7/15/27	25	24

Mountain Province Diamonds, Inc., 8.00%, 12/15/22 (1)	25	25

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	1,610	1,417

Old Steelco, Inc., 9.50%, 11/15/19 (1)(10)	275	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Metals & Mining – 2.2% – continued

Taseko Mines Ltd., 8.75%, 6/15/22 (1)	$250	$230

Teck Resources Ltd., 4.50%, 1/15/21	75	76
4.75%, 1/15/22	125	128
3.75%, 2/1/23	25	25
8.50%, 6/1/24 (1)	120	129
6.13%, 10/1/35	175	186
6.00%, 8/15/40	175	181
6.25%, 7/15/41	100	106
5.20%, 3/1/42	25	24
5.40%, 2/1/43	50	49
		8,144

Oil & Gas Services & Equipment – 0.7%

Ensco PLC, 7.75%, 2/1/26	25	21
5.75%, 10/1/44	55	35

Noble Holding International Ltd., 7.75%, 1/15/24	44	40
7.88%, 2/1/26 (1)	100	93

Precision Drilling Corp., 6.50%, 12/15/21	225	226
7.75%, 12/15/23	170	175
5.25%, 11/15/24	455	425
7.13%, 1/15/26 (1)	75	74

Shelf Drilling Holdings Ltd., 8.25%, 2/15/25 (1)	100	95

Transocean Guardian Ltd., 5.88%, 1/15/24 (1)	118	120

Transocean Pontus Ltd., 6.13%, 8/1/25 (1)	47	48

Transocean, Inc., 5.80%, 10/15/22	75	74
9.00%, 7/15/23 (1)	75	80
7.25%, 11/1/25 (1)	175	173
7.50%, 1/15/26 (1)	150	148
7.50%, 4/15/31	50	43
6.80%, 3/15/38	75	58

Weatherford International Ltd., 5.13%, 9/15/20	50	44
4.50%, 4/15/22	350	245
8.25%, 6/15/23	25	18
9.88%, 2/15/24	275	198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Oil & Gas Services & Equipment – 0.7% – continued
6.50%, 8/1/36	$25	$14
7.00%, 3/15/38	25	14
		2,461

Pharmaceuticals – 1.0%

Bausch Health Cos., Inc., 6.50%, 3/15/22 (1)	95	98
5.50%, 3/1/23 (1)	101	101
5.88%, 5/15/23 (1)	121	123
7.00%, 3/15/24 (1)	80	85
6.13%, 4/15/25 (1)	920	911
5.50%, 11/1/25 (1)	375	383
9.00%, 12/15/25 (1)	850	923
5.75%, 8/15/27 (1)	110	113

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	786	605
6.00%, 2/1/25 (1)	585	423
		3,765

Property & Casualty Insurance – 0.1%

Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (1)	200	171

Publishing & Broadcasting – 0.0%

Clear Channel International B.V., 8.75%, 12/15/20 (1)	25	26

Refining & Marketing – 0.0%

Parkland Fuel Corp., 6.00%, 4/1/26 (1)	25	25

Restaurants – 0.4%

1011778 B.C. ULC/New Red Finance, Inc., 4.63%, 1/15/22 (1)	75	75
4.25%, 5/15/24 (1)	670	663
5.00%, 10/15/25 (1)	780	771
		1,509

Semiconductors – 0.2%

NXP B.V./NXP Funding LLC, 4.13%, 6/1/21 (1)	435	444

Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (1)	270	286
		730

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Software & Services – 0.4%

Camelot Finance S.A., 7.88%, 10/15/24 (1)	$175	$185

IHS Markit Ltd., 5.00%, 11/1/22 (1)	315	329

Nielsen Co. Luxembourg (The) S.a.r.l., 5.00%, 2/1/25 (1)	325	312

Open Text Corp., 5.88%, 6/1/26 (1)	410	428
		1,254

Travel & Lodging – 0.3%

NCL Corp. Ltd., 4.75%, 12/15/21 (1)	698	706

Silversea Cruise Finance Ltd., 7.25%, 2/1/25 (1)	50	54

Viking Cruises Ltd., 6.25%, 5/15/25 (1)	75	76
5.88%, 9/15/27 (1)	100	97
		933

Utilities – 0.0%

Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23 (1)	50	50

Superior Plus L.P./Superior General Partner, Inc., 7.00%, 7/15/26 (1)	25	25
		75

Wireless Telecommunications Services – 1.4%

Altice France S.A., 6.25%, 5/15/24 (1)	290	292
7.38%, 5/1/26 (1)	790	774
8.13%, 2/1/27 (1)	900	910

Digicel Group One Ltd., 8.25%, 12/30/22 (1)	310	188

Digicel Group Two Ltd., 8.25%, 9/30/22 (1)	340	114

Intelsat Connect Finance S.A., 9.50%, 2/15/23 (1)	500	443

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	1,220	1,083
8.00%, 2/15/24 (1)	100	104
8.50%, 10/15/24 (1)	225	219
9.75%, 7/15/25 (1)	325	330

Intelsat Luxembourg S.A., 8.13%, 6/1/23	341	237

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.6% – continued

Wireless Telecommunications Services – 1.4% – continued

Wind Tre S.p.A., 5.00%, 1/20/26 (1)	$555	$505

Xplornet Communications, Inc., 9.63%, (100% Cash), 6/1/22 (1)(4)	29	30
		5,229

Wireline Telecommunications Services – 0.0%

Telecom Italia Capital S.A., 6.00%, 9/30/34	165	153
Total Foreign Issuer Bonds
(Cost $49,843)		46,141

TERM LOANS – 14.8%

Apparel & Textile Products – 0.0%

ASP Unifrax Holdings, Inc., USD Term Loan, (Floating, ICE LIBOR USD 3M + 3.75%), 6.35%, 12/12/25 (12)	25	24

Auto Parts Manufacturing – 0.9%

Altra Industrial Motion Corp., Term Loan, (Floating, ICE LIBOR USD 1M+ 2.00%), 4.50%, 10/1/25 (12)	49	48

DexKo Global, Inc., Term B Loan, (Floating, ICE LIBOR USD 3M+ 8.25%), 10.85%, 7/24/25 (12)	1,460	1,445

Truck Hero, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 8.25%, 1.00% Floor), 10.75%, 4/21/25 (12)	2,050	1,978
		3,471

Cable & Satellite – 0.1%

CSC Holdings LLC, October 2018 Incremental Term Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.73%, 1/15/26 (12)	183	177

Radiate Holdco LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%, 0.75% Floor), 5.50%, 2/1/24 (12)	98	96
		273

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Casinos & Gaming – 0.8%

Boyd Gaming Corp., Refinancing Term B Loan, 9/15/23 (12)(13)	$25	$25
(Floating, ICE LIBOR USD 1W + 2.25%), 4.66%, 9/15/23 (12)	75	74

CEOC LLC, Term B Loan, (Floating, ICE LIBOR USD 1M+ 2.00%), 4.50%, 10/7/24 (12)	99	96

CityCenter Holdings LLC, Term B Loan, (Floating, ICE LIBOR USD 1M+ 2.25%, 0.75% Floor), 4.75%, 4/18/24 (12)	174	170

Gateway Casinos & Entertainment Ltd., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.00%), 5.60%, 12/1/23 (12)	74	74

Golden Nugget, Inc., Initial B Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%, 0.75% Floor), 5.23%, 10/4/23 (12)	32	32
(Floating, ICE LIBOR USD 1M+ 2.75%, 0.75% Floor), 5.25%, 10/4/23 (12)	40	39

Mohegan Tribal Gaming Authority, Term B Loan, (Floating, ICE LIBOR USD 1M+ 4.00%, 1.00% Floor), 6.50%, 10/13/23 (12)	233	221

Parq Holdings L.P., Closing Date Term Loan, (Floating, ICE LIBOR USD 3M+ 7.50%, 1.00% Floor), 10.10%, 12/17/20 (12)	2,257	2,243

Scientific Games International, Inc., Initial Term B-5 Loan, (Floating, ICE LIBOR USD 1M+ 2.75%), 5.25%, 8/14/24 (12)	5	5
(Floating, ICE LIBOR USD 2M+ 2.75%), 5.33%, 8/14/24 (12)	20	19
		2,998

Chemicals – 0.9%

Consolidated Energy Finance S.A., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 2.50%), 4.99%, 5/7/25 (12)	74	72

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Chemicals – 0.9% – continued

PQ Corp., Third Amendment Tranche B-1 Term Loan, (Floating, ICE LIBOR USD 3M+ 2.50%), 5.24%, 2/8/25 (12)	$154	$152

UTEX Industries, Inc., Initial Loan, 5/20/22 (12)(13)	1,050	968
(Floating, ICE LIBOR USD 1M+ 7.25%, 1.00% Floor), 9.75%, 5/20/22 (12)	1,150	1,060

UTEX Industries, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 4.00%, 1.00% Floor), 6.50%, 5/21/21 (12)	948	908

Venator Finance S.a.r.l. (Venator Materials LLC), Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%), 5.50%, 8/8/24 (12)	49	48
		3,208

Coal Operations – 0.0%

Peabody Energy Corp., 2018 Refinancing Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%), 5.25%, 3/31/25 (12)	–	–

Communications Equipment – 0.0%

Commscope, Inc., Term Loan B, 2/6/26 (12)(13)	75	75

Consumer Finance – 0.0%

First Data Corp., 2024A New Dollar Term Loan, (Floating, ICE LIBOR USD 1M+ 2.00%), 4.49%, 4/26/24 (12)	50	50

Consumer Products – 0.3%

Parfums Holding Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 8.75%, 1.00% Floor), 11.36%, 6/30/25 (12)	950	950

Consumer Services – 0.2%

Aramark Intermediate HoldCo Corp., U.S. Term B-3 Loan, (Floating, ICE LIBOR USD 1M+ 1.75%), 4.25%, 3/11/25 (12)	148	147

Camelot U.S. Acquisition 1 Co., New Term Loan, 10/3/23 (12)(13)	50	49

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Consumer Services – 0.2% – continued
(Floating, ICE LIBOR USD 1M+ 3.25%, 1.00% Floor), 5.75%, 10/3/23 (12)	$25	$25

National Intergovernmental Purchasing Alliance Co., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.75%), 6.35%, 5/23/25 (12)	50	49

R.R. Donnelley & Sons Co., Term B Loan, (Floating, ICE LIBOR USD 1M+ 5.00%), 7.50%, 1/15/24 (12)	224	224

USS Ultimate Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.75%, 1.00% Floor), 6.25%, 8/25/24 (12)	49	49
(Floating, ICE LIBOR USD 1M+ 7.75%, 1.00% Floor), 10.25%, 8/25/25 (12)	25	24
		567

Containers & Packaging – 0.3%

Berlin Packaging LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%), 5.50%, 11/7/25 (12)	58	56
(Floating, ICE LIBOR USD 1M+ 3.00%), 5.51%, 11/7/25 (12)	189	182
(Floating, ICE LIBOR USD 3M+ 3.00%), 5.61%, 11/7/25 (12)	6	6

BWay Holding Co., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.25%), 6.03%, 4/3/24 (12)	351	342

Consolidated Container Co. LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%, 1.00% Floor), 5.25%, 5/22/24 (12)	49	48

Flex Acquisition Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.00%, 1.00% Floor), 5.63%, 12/29/23 (12)	98	95
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%), 5.25%, 2/5/23 (12)	240	237
		966

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Distributors – Consumer Discretionary – 0.1%

American Tire Distributors, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 6.00%, 1.00% Floor), 8.66%, 9/1/23 (12)	$197	$193
(Floating, ICE LIBOR USD 3M+ 7.50%, 1.00% Floor), 10.13%, 9/2/24 (12)	131	117
		310

Educational Services – 0.5%

KUEHG Corp., Tranche B Term Loan, (Floating, ICE LIBOR USD 3M+ 8.25%, 1.00% Floor), 10.85%, 8/22/25 (12)	950	941
Learning Care Group (US) No. 2, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 2M + 7.50%, 1.00% Floor), 10.07%, 3/13/26 (12)	770	762
		1,703

Electrical Equipment Manufacturing – 0.5%

Deliver Buyer, Inc., Term Loan, (Floating, ICE LIBOR USD 3M+ 5.00%), 7.60%, 5/1/24 (12)	1,960	1,938

Entertainment Content – 0.0%

Formula One Management Ltd., Facility B3, (Floating, ICE LIBOR USD 1M+ 2.50%, 1.00% Floor), 5.00%, 2/1/24 (12)	110	106

Entertainment Resources – 0.2%

Life Time Fitness, Inc., 2017 Refinancing Term Loan, (Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 5.38%, 6/10/22 (12)	320	316

SeaWorld Parks & Entertainment, Inc., Term B-5 Loan, (Floating, ICE LIBOR USD 1M+ 3.00%, 0.75% Floor), 5.50%, 4/1/24 (12)	394	390
		706

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Exploration & Production – 0.1%

California Resources Corp., Initial Loan, (Floating, ICE LIBOR USD 1M+ 4.75%), 7.25%, 12/31/22 (12)	$350	$344

California Resources Corp., Loan, (Floating, ICE LIBOR USD 1M+ 10.38%), 12.87%, 12/31/21 (12)	25	26
		370

Financial Services – 0.3%

Crown Finance US, Inc., Initial Dollar Tranche Term Loan, (Floating, ICE LIBOR USD 1M+ 2.50%), 5.00%, 2/28/25 (12)	217	212

Edelman Financial Center LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.25%), 6.04%, 7/21/25 (12)	50	50

Lions Gate Capital Holdings LLC, Term B Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.75%, 3/24/25 (12)	25	24

Masergy Holdings, Inc., Initial Loan, (Floating, ICE LIBOR USD 3M+ 7.50%, 1.00% Floor), 10.10%, 12/16/24 (12)	840	819

UFC Holdings LLC, Term Loan, (Floating, ICE LIBOR USD 1M+ 3.25%, 1.00% Floor), 5.75%, 8/18/23 (12)	75	75
(Floating, ICE LIBOR USD 1M+ 7.50%, 1.00% Floor), 10.00%, 8/18/24 (12)	48	48
		1,228

Food & Beverage – 0.0%

Herbalife Nutrition Ltd., Term Loan B, (Floating, ICE LIBOR USD 1M+ 3.25%), 5.75%, 8/18/25 (12)	25	25

Hardware – 0.0%

Everi Payments, Inc., Term B Loan, (Floating, ICE LIBOR USD 1M+ 3.00%, 1.00% Floor), 5.50%, 5/9/24 (12)	98	97

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Health Care Facilities & Services – 3.6%

Air Methods Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.50%, 1.00% Floor), 6.10%, 4/22/24 (12)	$74	$55

Aveanna Healthcare LLC, Initial New Term Loan, (Floating, ICE LIBOR USD 3M+ 5.50%, 1.00% Floor), 8.13%, 3/18/24 (12)	50	48

Aveanna Healthcare LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 8.00%, 1.00% Floor), 10.63%, 3/17/25 (12)	1,710	1,624

Dentalcorp Health Services ULC, 2019 Incremental Term Loan, (Floating, ICE LIBOR USD 1M+ 7.50%, 1.00% Floor), 10.00%, 6/8/26 (12)	700	690

Dentalcorp Health Services, Delayed Draw Term Loan, 6/8/26 (12)(13)(14)	46	46
(Floating, ICE LIBOR USD 1M+ 7.50%, 1.00% Floor), 10.00%, 6/8/26 (12)	134	132

Dentalcorp Health Services, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 7.50%, 1.00% Floor), 10.00%, 6/8/26 (12)	700	690

Envision Healthcare Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.75%), 6.25%, 10/10/25 (12)	25	23

Lanai Holdings III, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 8.50%, 1.00% Floor), 11.24%, 8/28/23 (12)	1,820	1,602

Miami Valley, Term Loan, 10.50%, 1/20/23 (7)	115	115

National Mentor Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 8.50%, 1.00% Floor), 11.00%, 3/8/27 (12)	1,340	1,306

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Health Care Facilities & Services – 3.6% – continued

Packaging Coordinators Midco, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 8.75%, 1.00% Floor), 11.36%, 7/1/24 (12)	$1,450	$1,443

PAREXEL International Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%), 5.25%, 9/27/24 (12)	49	47

Surgery Center Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.25%, 1.00% Floor), 5.75%, 9/2/24 (12)	49	48

Team Health Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 2.75%, 1.00% Floor), 5.25%, 2/6/24 (12)	539	478

U.S. Renal Care, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 4.25%, 1.00% Floor), 6.85%, 12/30/22 (12)	674	672

U.S. Renal Care, Inc., Term Loan, (Floating, ICE LIBOR USD 3M+ 8.00%, 1.00% Floor), 10.60%, 12/29/23 (12)	3,920	3,918

Wink Holdco, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%, 1.00% Floor), 5.50%, 12/2/24 (12)	49	48

(Floating, ICE LIBOR USD 1M+ 6.75%, 1.00% Floor), 9.25%, 12/1/25 (12)	25	24
		13,009

Home & Office Products Manufacturing – 0.0%

Serta Simmons Bedding LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 8.00%, 1.00% Floor), 10.49%, 11/8/24 (12)	95	47

Industrial Other – 0.0%

HD Supply, Inc., Term B-5 Loan, 10/17/23 (12)(13)	25	25

(Floating, ICE LIBOR USD 1M+ 1.75%), 4.25%, 10/17/23 (12)	50	49

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Industrial Other – 0.0% – continued

Ply Gem Midco, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.75%), 6.55%, 4/12/25 (12)	$25	$24
		98

Internet Media – 0.4%

Ten-X LLC, Term Loan, (Floating, ICE LIBOR USD 1M+ 8.00%), 10.50%, 9/29/25 (7)(12)	1,360	1,319

Life Insurance – 0.0%

Genworth Holdings, Inc., Initial Loan, (Floating, ICE LIBOR USD 1M+ 4.50%, 1.00% Floor), 6.98%, 3/7/23 (12)	25	25

Machinery Manufacturing – 0.6%

Engineered Machinery Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.25%, 1.00% Floor), 5.85%, 7/19/24 (12)	25	24

(Floating, ICE LIBOR USD 3M+ 7.25%, 1.00% Floor), 9.85%, 7/18/25 (12)	2,069	2,021
		2,045

Managed Care – 0.2%

MPH Acquisition Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 5.35%, 6/7/23 (12)	476	460

Tivity Health, Inc., Tranche A Term Loan, (Floating, ICE LIBOR USD 1M+ 4.25%), 6.75%, 3/8/24 (12)	102	101

Tivity Health, Inc., Tranche B Term Loan, (Floating, ICE LIBOR USD 1M+ 5.25%), 7.75%, 3/6/26 (12)	298	292
		853

Manufactured Goods – 0.0%

Neenah Foundry Co., Loan, (Floating, ICE LIBOR USD 2M+ 6.50%), 9.08%, 12/13/22 (12)	24	23

(Floating, ICE LIBOR USD 2M+ 6.50%), 9.13%, 12/13/22 (12)	20	20
		43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Medical Equipment & Devices Manufacturing – 0.1%

Mallinckrodt International Finance S.A., 2017 Term B Loan, (Floating, ICE LIBOR USD 3M+ 2.75%, 0.75% Floor), 5.35%, 9/24/24 (12)	$214	$199

Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, (Floating, ICE LIBOR USD 3M+ 3.00%, 0.75% Floor), 5.69%, 2/24/25 (12)	33	31
		230

Metals & Mining – 0.2%

Aleris International, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 4.75%), 7.25%, 2/27/23 (12)	–	–

Big River Steel LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 3M+ 5.00%, 1.00% Floor), 7.60%, 8/23/23 (12)	25	25

RA Acquisition Purchaser LLC, Notes, (Floating, ICE LIBOR USD 3M+ 10.00%), 12.60%, 5/31/23 (7)(12)	627	627
		652

Oil & Gas Services & Equipment – 0.0%

Keane Group Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.75%, 1.00% Floor), 6.25%, 5/25/25 (12)	25	24

McDermott International, Inc., Term Loan, (Floating, ICE LIBOR USD 1M+ 5.00%, 1.00% Floor), 7.50%, 5/12/25 (12)	24	23
		47

Oil, Gas & Coal – 0.0%

Prairie ECI Acquiror L.P., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 4.75%), 7.37%, 3/11/26 (12)	50	50

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Pipeline – 0.0%

BCP Renaissance Parent LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 3.50%, 1.00% Floor), 6.24%, 10/31/24 (12)	$50	$49

Power Generation – 0.0%

Vistra Operations Co. LLC, 2018 Incremental Term Loan, (Floating, ICE LIBOR USD 1M+ 2.00%), 4.48%, 12/31/25 (12)	36	36
(Floating, ICE LIBOR USD 1M+ 2.00%), 4.50%, 12/31/25 (12)	13	13

Vistra Operations Co. LLC, Initial Term Loan, 8/4/23 (12)(13)	50	49
(Floating, ICE LIBOR USD 1M+ 2.00%), 4.50%, 8/4/23 (12)	50	50
		148

Property & Casualty Insurance – 1.4%

Asurion LLC, Replacement B-2 Term Loan, (Floating, ICE LIBOR USD 1M+ 6.50%), 9.00%, 8/4/25 (12)	4,700	4,757

Asurion LLC, Replacement B-6 Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%), 5.50%, 11/3/23 (12)	48	47

Hub International Ltd., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 2.75%), 5.51%, 4/25/25 (12)	50	48

Sedgwick Claims Management Services, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.25%), 5.75%, 12/31/25 (12)	215	211
		5,063

Real Estate – 0.0%

Realogy Group LLC, Extended 2025 Term Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.73%, 2/8/25 (12)	149	145

Restaurants – 0.0%

1011778 B.C. Unlimited Liability Co., Term B-3 Loan, (Floating, ICE LIBOR USD 1M+ 2.25%, 1.00% Floor), 4.75%, 2/16/24 (12)	174	171

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Retail – Consumer Discretionary – 0.1%

American Builders & Contractors Supply Co., Inc., Term B-2 Loan, (Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.50%, 10/31/23 (12)	$50	$48

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 5.00%, 0.75% Floor), 7.50%, 9/25/24 (12)	236	231

Foundation Building Materials Holding Co. LLC, Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%), 5.50%, 8/13/25 (12)	50	49
		328

Software & Services – 2.5%

Dun & Bradstreet Corp., Initial Term Borrowing, (Floating, ICE LIBOR USD 1M+ 5.00%), 7.49%, 2/6/26 (12)	50	49

Evergreen Skills Lux S.a.r.l., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 4.75%, 1.00% Floor), 7.25%, 4/28/21 (12)	3,183	2,663
(Floating, ICE LIBOR USD 1M+ 8.25%, 1.00% Floor), 10.75%, 4/28/22 (12)	1,090	432

Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, (Floating, ICE LIBOR USD 1M+ 3.75%), 6.25%, 10/1/25 (12)	75	73

Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 6/11/25 (12)(13)	25	25
(Floating, ICE LIBOR USD 1M+ 1.75%), 4.25%, 6/11/25 (12)	273	270

MH Sub I LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 9/15/25 (12)(13)	470	461
(Floating, ICE LIBOR USD 1M+ 7.50%, 1.00% Floor), 9.99%, 9/15/25 (12)	2,590	2,541

Optiv, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 7.25%, 1.00% Floor), 9.75%, 1/31/25 (12)	540	508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Software & Services – 2.5% – continued

Peak 10 Holding Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 7.25%, 1.00% Floor), 9.99%, 8/1/25 (12)	$1,360	$1,192

Presidio Holdings, Inc., Term B Loan, (Floating, ICE LIBOR USD 1M+ 2.75%, 1.00% Floor), 5.25%, 2/2/24 (12)	3	3
(Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 5.34%, 2/2/24 (12)	240	237

RP Crown Parent LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M+ 2.75%, 1.00% Floor), 5.24%, 10/12/23 (12)	25	24

SS&C Technologies Holdings, Inc., Term B-3 Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.75%, 4/16/25 (12)	275	272

SS&C Technologies Holdings, Inc., Term B-4 Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.75%, 4/16/25 (12)	3	3

SS&C Technologies Holdings, Inc., Term B-5 Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.75%, 4/16/25 (12)(15)	–	–

Tempo Acquisition LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 3.00%), 5.50%, 5/1/24 (12)	74	73

TierPoint LLC, Term Loan, (Floating, ICE LIBOR USD 1M+ 7.25%, 1.00% Floor), 9.75%, 5/5/25 (12)	480	452

Verscend Holding Corp., Term B Loan, (Floating, ICE LIBOR USD 1M+ 4.50%), 7.00%, 8/27/25 (12)	25	25
		9,303

Transportation & Logistics – 0.0%

Navistar, Inc., Tranche B Term Loan, (Floating, ICE LIBOR USD 1M+ 3.50%), 6.00%, 11/6/24 (12)	99	98

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.8% – continued

Travel & Lodging – 0.2%

Hilton Worldwide Finance LLC, Series B-2 Term Loan, 10/25/23 (12)(13)	$50	$50
(Floating, ICE LIBOR USD 1M+ 1.75%), 4.24%, 10/25/23 (12)	200	200

Marriott Ownership Resorts, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.75%, 8/29/25 (12)	175	173

RHP Hotel Properties L.P., Tranche B Term Loan, (Floating, ICE LIBOR USD 3M+ 2.00%), 4.78%, 5/11/24 (12)	198	196
		619

Wireless Telecommunications Services – 0.2%

Altice France S.A., Incremental Term Loan, (Floating, ICE LIBOR USD 1M+ 4.00%), 6.48%, 8/14/26 (12)	573	548

Windstream Holdings, Inc., Term Facility, 2/26/21 (12)(13)	50	50
		598

Wireline Telecommunications Services – 0.1%

CenturyLink, Inc., Initial Term B Loan, (Floating, ICE LIBOR USD 1M+ 2.75%), 5.25%, 1/31/25 (12)	212	207

Level 3 Financing, Inc., Tranche B 2024 Term Loan, (Floating, ICE LIBOR USD 1M+ 2.25%), 4.74%, 2/22/24 (12)	75	74
		281
Total Term Loans
(Cost $55,784)		54,286

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.7%

Distributors – Consumer Discretionary – 0.1%

ATD New Holdings, Inc. (7)*	22,076	$480

Metals & Mining – 0.5%

Real Alloy Parent, Inc. (7)*	48	1,849

Oil, Gas & Coal – 0.1%

Bonanza Creek Energy, Inc. *	5,855	133

Denbury Resources, Inc. *	2,685	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.7% – continued

Oil, Gas & Coal – 0.1% – continued

Halcon Resources Corp. *	18,443	$25

Parker Drilling Co. *	340	4

Riviera Resources, Inc. *	465	7

Roan Resources, Inc. *	465	3
		177

Software – 0.0%

Avaya Holdings Corp. *	4,538	76
Total Common Stocks
(Cost $2,692)		2,582

CONVERTIBLE PREFERRED STOCKS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.75% (1)	13	7
Total Convertible Preferred Stocks
(Cost $10)		7

MASTER LIMITED PARTNERSHIPS – 0.1%

Oil, Gas & Coal – 0.1%

Foresight Energy L.P.	100,040	264
Total Master Limited Partnerships
(Cost $—)		264

OTHER – 0.0%

Escrow Appvion, Inc. (11)*	225,000	–

Escrow Avaya Holdings Corp. (11)*	250,000	–

Escrow Avaya, Inc. (11)*	25,000	–

Escrow GenOn Energy, Inc. (11)*	25,000	–

Escrow Hercules Offshore, Inc. *	3,570	2

Escrow Washington Mutual Bank (11)*	250,000	–
Total Other
(Cost $29)		2

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.1%

Appvion, Inc. Class A, Exp. 6/1/20, Strike $0.00 (11)*	219	$–

Appvion, Inc. Class B, Exp. 6/13/23, Strike $0.00 (11)*	219	–

Halcon Resources Corp., Exp. 9/9/20, Strike $14.04 (16)*	3,297	–

Material Sciences Corp., Exp. 6/22/22, Strike $0.01 (7)*	47,167	453
Total Warrants
(Cost $87)		453

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26% (17)(18)	24,050,394	$24,050
Total Investment Companies
(Cost $24,050)		24,050

Total Investments – 99.1%
(Cost $369,780)		362,725

Other Assets less Liabilities – 0.9%		3,271
NET ASSETS – 100.0%		$365,996

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(3)	Perpetual bond. Maturity date represents next call date.
(4)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2019.
(6)	Issuer has defaulted on terms of debt obligation.
(7)	Level 3 asset.
(8)	Step coupon bond. Rate as of March 31, 2019 is disclosed.
(9)

Restricted security that has been deemed illiquid. At March 31, 2019, the value of this restricted illiquid security amounted to approximately $4,405,000 or 1.2% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

One Call Corp., 7.50%, 7/1/24	2/19/19-2/28/19	$4,393

(10)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(11)	Level 3 asset that is worthless, bankrupt or has been delisted.
(12)	Variable rate security. Rate as of March 31, 2019 is disclosed.
(13)	Position is unsettled. Contract rate was not determined at March 31, 2019 and does not take effect until settlement date.
(14)

Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2.

(15)	Principal Amount and Value rounds to less than one thousand.
(16)	Value rounds to less than one thousand.
(17)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(18)	7-day current yield as of March 31, 2019 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

1W – 1 Week

2M – 2 Month

3M – 3 Month

5Y – 5 Year

6M – 6 Month

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – United States Dollar

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	1.3%
BB	24.2
B	33.0
CCC or Below	29.5
Not Rated	5.4
Cash Equivalents	6.6

Total	100.0%

*

Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2019, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Convertible Bonds (1)	$–	$ 23		$ –	$ 23
Corporate Bonds:
Entertainment Resources	–	3,868		1,093	4,961
Iron & Steel	–	–		2,670	2,670
Managed Care	–	5,512		4,405	9,917
Manufactured Goods	–	3,754		1,511	5,265
All Other Industries (1)	–	212,104		–	212,104
Total Corporate Bonds	–	225,238		9,679	234,917
Foreign Issuer Bonds (1)	–	46,141		–	46,141
Term Loans:
Health Care Facilities & Services	–	12,894		115	13,009
Internet Media	–	–		1,319	1,319
Metals & Mining	–	25		627	652
All Other Industries (1)	–	39,306		–	39,306
Total Term Loans	–	52,225		2,061	54,286
Common Stocks:
Distributors - Consumer Discretionary	–	–		480	480
Metals & Mining	–	–		1,849	1,849
All Other Industries (1)	253	–		–	253
Total Common Stocks	253	–		2,329	2,582
Convertible Preferred Stocks (1)	–	7		–	7
Master Limited Partnerships (1)	264	–		–	264
Other	–	2		–	2
Warrants	–	–	*	453	453
Investment Companies	24,050	–		–	24,050
Total Investments	$24,567	$323,636		$14,522	$362,725

*	Amount rounds to less than one thousand.
(1)	Classifications as defined in the Schedule of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/18 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAIN (LOSS) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/19 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/19 (000s)

Corporate Bonds

Entertainment Resources	$1,093	$2	$–	$(2)	$–	$–	$–	$–	$1,093	$(2)

Iron & Steel	–	–	–	–	–	–	2,670	–	2,670	–

Managed Care	–	11	–	12	4,382	–	–	–	4,405	12

Manufactured Goods	1,328	(5)	–	151	1,410	(1,373)	–	–	1,511	121

Metals & Mining	1,869	4	94	(228)	–	(1,739)	–	–	–	(166)

Term Loans

Health Care Facilities & Services	196	–	–	2	–	(83)	–	–	115	2

Internet Media	1,319	3	–	(3)	–	–	–	–	1,319	(3)

Metals & Mining	388	–	–	–	690	(451)	–	–	627	–

Common Stocks

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

	BALANCE AS OF 3/31/18 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAIN (LOSS) (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/19 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/19 (000s)

Distributors - Consumer Discretionary	$–	$–	$–	*	$10	$470	$– *	$–	$–	$480	$10

Metals & Mining	–	–	–		110	1,739	–	–	–	1,849	110

Oil, Gas & Coal	15	–	–		(11)	–	(4)	–	–	–	–

Other	–	–	–	*	–	–	– *	–	–	–	–

Warrants	104	–	312		403	–	(366)	–	–	453	403

Total	$6,312	$15	$406		$444	$8,691	$(4,016)	$2,670	$–	$14,522	$487

*	Amounts round to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/19 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee, which also caused the transfers into level 3, as noted above.

	FAIR VALUE AT 3/31/19 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$9,679	Market Approach	Yield(1)	5.5%-12.7% (9.73%)

Term Loans	$2,061	Market Approach	Yield(1)	4.0%-10.6% (9.15%)

Common Stocks	$2,329	Discounted Cash Flow/Market Approach	Discount Rate/EBITDA Multiple(2)	13.6%/5.8x

Warrants	$453	Discounted Cash Flow/Market Approach	Discount Rate/EBITDA Multiple(2)	12.7%/6.5x

(1)

The significant unobservable inputs that were used in the fair value measurement are: Yield. Significant decreases (increases) in yield would have resulted in a significantly higher (lower) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are: Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is an indirect subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. Centrally cleared swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

MULTI-MANAGER FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2019, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Multi-Manager Global Real Estate	Long	Liquidity

Northern Engage360TM	Long	Liquidity

At March 31, 2019, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Northern Engage360TM Funds was approximately $1,976,000, $4,428,000, $1,738,000 and $233,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts when seeking to hedge against fluctuations in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A

NORTHERN FUNDS ANNUAL REPORT	99	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2019 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $382,000 was posted by the counterparty and is included in Due from broker on the Statements of Assets and Liabilities.

E) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. No credit default swap agreements were held during the fiscal year ended March 31, 2019.

MULTI-MANAGER FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

F) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of March 31, 2019, if any, is included as unrealized appreciation (depreciation) on bilateral interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on bilateral interest rate swap agreements and variation margin on centrally cleared interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of the counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2019, no collateral had been posted by either the Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2019, the fair value of cash and foreign currencies pledged to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $95,000. Such amount is included in Due from broker on the Statements of Assets and Liabilities and the fair value of foreign currencies received as collateral for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $34,000. Such amount is included in Due to broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2019, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

G) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds, NTI and the Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by NTI or the Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If NTI or the Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of March 31, 2019, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets

NORTHERN FUNDS ANNUAL REPORT	101	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. No currency swap agreements were held during the fiscal year ended March 31, 2019.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2019, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

J) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

K) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $20,000 and $4,000 for the fiscal year ended March 31, 2019, for the Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2019, for the Active M International Equity Fund. There were no redemption fees for the fiscal year ended March 31, 2019, for the Active M Emerging Markets Equity, Multi-Manager Global Real Estate, Northern Engage360TM and Multi-Manager Emerging Markets Debt Opportunity Funds. Redemption fees were approximately $1,000, $2,000 and $6,000 for the fiscal year ended March 31, 2018, for the Active M Emerging Markets Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2018, for the Active M International Equity and Multi-Manager Global Real Estate Funds. There were no redemption fees for the fiscal year ended March 31, 2018, for the Northern Engage360TM and Multi-Manager Emerging Markets Debt Opportunity Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

L) UNFUNDED LOAN COMMITMENTS The Multi-Manager High Yield Opportunity Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

MULTI-MANAGER FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

M) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Northern Engage360TM	Annually

Multi-Manager Emerging Markets Debt Opportunity	Quarterly

Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in master limited partnerships (“MLPs”), expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds.

At March 31, 2019, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$ (875)	$ 875	$ –

Active M International Equity	2,921	(2,921)	–

Multi-Manager Global Listed Infrastructure	(4,340)	4,340	–

Multi-Manager Global Real Estate	1,333	(1,333)	–

Northern Engage360TM	(215)	215	–

Multi-Manager Emerging Markets Debt Opportunity	(5,231)	5,231	–

Multi-Manager High Yield Opportunity	(18)	(49)	67

N) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, except for the Multi-Manager Global Listed Infrastructure Fund, for which they became effective for the period ended March 31, 2013 and the Multi-Manager Emerging Markets Debt Opportunity Fund, for which they became effective for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2019, the Active M Emerging Markets Equity Fund utilized approximately $33,540,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Northern Engage360TM	$5,407	$ 723

Multi-Manager Emerging Markets Debt Opportunity	1,782	6,487

NORTHERN FUNDS ANNUAL REPORT	103	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Multi-Manager High Yield Opportunity	$–	$30,450

At November 30, 2018, the Multi-Manager Global Real Estate Fund’s last tax year end, the non-expiring long-term capital loss was approximately $3,000. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets Equity	$13,555	$3,592	$115,234

Active M International Equity	10,129	23,026	46,635

Northern Engage360TM	877	–	402

Multi-Manager Emerging Markets Debt Opportunity	292	–	(9,054)

Multi-Manager High Yield Opportunity	750	–	(8,985)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2018, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Multi-Manager Global Listed Infrastructure	$8,216	$64,738	$(35,455)

Multi-Manager Global Real Estate	1,577	–	(3,497)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M Emerging Markets Equity	$8,500	$ –	$–

Active M International Equity	30,000	35,000	–

Northern Engage360TM	2,060	–	–

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Multi-Manager Emerging Markets Debt Opportunity	$5,641	$–	$–

Multi-Manager High Yield Opportunity	21,073	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M International Equity	$19,000	$–	$–

Northern Engage360TM	52	–	–

Multi-Manager Emerging Markets Debt Opportunity	8,919	–	–

Multi-Manager High Yield Opportunity	19,123	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In addition to the ordinary income distribution, during the fiscal year ended March 31 2019, the Multi-Manager High Yield Opportunity Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income for the Fund in the amount of approximately $67,000.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2018 and November 30, 2017 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2018 and November 30, 2017 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2018 AND NOVEMBER 30, 2017 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Multi-Manager Global Listed Infrastructure (2018)	$53,467	$42,071

Multi-Manager Global Listed Infrastructure (2017)	34,556	–

Multi-Manager Global Real Estate (2018)	7,758	1,242

Multi-Manager Global Real Estate (2017)	8,391	20,836

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

MULTI-MANAGER FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2018 through March 31, 2019 will be determined at the end of its tax year.

As of March 31, 2019 no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

O) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

During the fiscal year ended March 31, 2019, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Active M Emerging Markets Equity	$11,000	3.18%

Multi-Manager High Yield Opportunity	17,500	3.51

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal

NORTHERN FUNDS ANNUAL REPORT	105	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the Northern Engage360TM Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than acquired fund fees and extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

Northern Engage360TM	0.68%	0.660%	0.640%	0.70%

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%

Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2019. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Active M International Equity Fund.

As of March 31, 2019, Axiom International Investors LLC, PanAgora Asset Management, Inc. and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2019, Brandes Investment Partners, L.P., Causeway Capital Management LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2019, Lazard Asset Management LLC and Maple-Brown Abbott Limited are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2019, Brookfield Investment Management Inc. and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2019, Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, Earnest Partners, LLC, Mar Vista Investment Partners, LLC, Segall Bryant & Hamill, LLC and Strategic Global Advisors, LLC are the Sub-Advisers for Northern Engage360TM Fund.

As of March 31, 2019, Ashmore Investment Management Limited and Global Evolution USA, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2019, DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC and Nomura Corporate Research and Asset Management Inc. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for each of the Funds.

MULTI-MANAGER FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2019, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2019, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Multi-Manager Global Real Estate	$ –	$ –	**

Multi-Manager Emerging Markets Debt Opportunity	150	–

*	During the fiscal year ended March 31, 2019, the realized gain (loss) associated with these transactions was approximately $2,000.

**	Amount rounds to less than one thousand.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M Emerging Markets Equity	$–	$821,288	$–	$1,076,507

Active M International Equity	–	399,155	–	763,830

Multi-Manager Global Listed Infrastructure	–	414,940	–	601,040

Multi-Manager Global Real Estate	–	67,125	–	53,733

Northern Engage360TM	–	203,901	–	75,670

NORTHERN FUNDS ANNUAL REPORT	107	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Multi-Manager Emerging Markets Debt Opportunity	$–	$133,413	$–	$136,115

Multi-Manager High Yield Opportunity	–	345,224	–	250,671

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Active M Emerging Markets Equity	$143,773	$(28,125)	$115,648	$699,085

Active M International Equity	112,009	(65,207)	46,802	861,076

Multi-Manager Global Listed Infrastructure	95,037	(37,027)	58,010	937,632

Multi-Manager Global Real Estate	5,489	(1,540)	3,949	94,288

Northern Engage360TM	13,103	(12,697)	406	228,214

Multi-Manager Emerging Markets Debt Opportunity	2,698	(11,716)	(9,018)	179,931

Multi-Manager High Yield Opportunity	7,539	(16,524)	(8,985)	371,710

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	13,102	$257,177	66	$1,189	(27,561)	$(536,922)	(14,393)	$(278,556)

Active M International Equity	13,049	132,397	2,959	27,815	(46,750)	(507,236)	(30,742)	(347,024)

Multi-Manager Global Listed Infrastructure	14,024	172,830	6,217	69,405	(30,703)	(369,556)	(10,462)	(127,321)

Multi-Manager Global Real Estate	3,432	35,392	217	2,232	(2,169)	(22,790)	1,480	14,834

Northern Engage360TM	13,124	133,577	233	2,060	(100)	(1,000)	13,257	134,637

Multi-Manager Emerging Markets Debt Opportunity	5,692	50,883	523	4,562	(6,539)	(57,682)	(324)	(2,237)

Multi-Manager High Yield Opportunity	40,192	379,692	293	2,800	(29,257)	(276,871)	11,228	105,621

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	11,131	$229,295	–	$–	(8,158)		$(170,240)	2,973	$59,055

MULTI-MANAGER FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M International Equity	17,814	$190,125	80	$ 936	(15,172)	$(170,963)	2,722	$ 20,098

Multi-Manager Global Listed Infrastructure	14,683	198,978	3,958	52,856	(20,900)	(289,559)	(2,259)	(37,725)

Multi-Manager Global Real Estate	1,589	17,041	181	1,929	(14,889)	(162,051)	(13,119)	(143,081)

Northern Engage360TM	9,647	100,000	5	52	–	–	9,652	100,052

Multi-Manager Emerging Markets Debt Opportunity	11,057	106,500	748	7,156	(2,780)	(26,863)	9,025	86,793

Multi-Manager High Yield Opportunity	5,243	52,437	234	2,335	(10,654)	(106,481)	(5,177)	(51,709)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M Emerging Markets Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$39,438	$639,118	$657,392	$ –	$ –	$598	$21,164	21,164

Active M International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	66,068	666,634	695,090	–	–	952	37,612	37,612

Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - U.S. Government Portfolio (Shares)	78,011	565,754	593,852	–	–	921	49,913	49,913

Multi-Manager Global Real Estate	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,747	72,966	72,525	–	–	51	2,188	2,188

Northern Engage360TM	Northern Institutional Funds - U.S. Government Portfolio (Shares)	3,600	172,106	166,529	–	–	168	9,177	9,177

Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	7,397	139,826	137,041	–	–	164	10,182	10,182

Multi-Manager High Yield Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	12,532	486,945	475,427	–	–	471	24,050	24,050

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

NORTHERN FUNDS ANNUAL REPORT	109	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2019:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net Assets-Net unrealized appreciation	$161	*	Net Assets-Net unrealized depreciation	$–
Active M International Equity	Equity contracts	Net Assets-Net unrealized appreciation	179	*	Net Assets-Net unrealized depreciation	–
Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets-Net unrealized appreciation	226	*	Net Assets-Net unrealized depreciation	–
Northern Engage360TM	Equity contracts	Net Assets-Net unrealized appreciation	78	*	Net Assets-Net unrealized depreciation	–
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	55		Unrealized depreciation on forward foreign currency exchange contracts	(1)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	164		Unrealized depreciation on forward foreign currency exchange contracts	(380)
	Interest rate contracts	Net Assets-Net unrealized appreciation	37	**	Net Assets-Net unrealized depreciation	(46)**
		Unrealized appreciation on bilateral interest rate swap agreements	8		Unrealized depreciation on bilateral interest rate swap agreements	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2019, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Northern Engage360TM	JPMorgan Chase	$55	$(1)	$–	$54
Multi-Manager Emerging Markets Debt Opportunity	Barclays	3	(3)	–	–
	BNP	36	(36)	–	–
	Citibank	35	(35)	–	–
	Goldman Sachs	27	(27)	–	–
	JPMorgan Chase	24	(24)	–	–

MULTI-MANAGER FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

	Merrill Lynch	$37	$(37)	$–	$–

	Santander	10	–	–	10

	Total	$172	$162	$–	$10

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Northern Engage360TM	JPMorgan Chase	$(1)	$1	$–	$–

Multi-Manager Emerging Markets Debt Opportunity	Barclays	(28)	3	–	(25)

	BNP	(77)	36	–	(41)

	Citibank	(35)	35	–	–

	Goldman Sachs	(54)	27	–	(27)

	JPMorgan Chase	(29)	24	5	–

	Merrill Lynch	(153)	37	–	(116)

	Standard Chartered Bank	(4)	–	–	(4)

	Total	$(380)	$162	$5	$(213)

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2019:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(4,598)

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(3,264)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	(521)

Northern Engage360TM	Equity contracts	Net realized gains (losses) on futures contracts	(123)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(208)

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(695)

	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	(36)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$311

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	493

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	696

Northern Engage360TM	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	84

NORTHERN FUNDS ANNUAL REPORT	111	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$157

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(169)

	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	(15)

Volume of derivative activity for the fiscal year ended March 31, 2019*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$–	101	$3,154	–	$ –

Active M International Equity	–	–	57	6,586	–	–

Multi-Manager Global Listed Infrastructure	–	–	184	1,551	–	–

Northern Engage360TM	234	2,185	58	320	–	–

Multi-Manager Emerging Markets Debt Opportunity	1,109	169,428	–	–	10	1,182

*

Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity and interest rate, swap interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

13. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU 2017-08 is effective for fiscal

MULTI-MANAGER FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019

years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	113	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds (the “Funds”) comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund, including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund; the related statement of operations for the year ended March 31, 2019, and the statements of changes in net assets and the financial highlights for the year ended March 31, 2019, and the period from November 20, 2017 (commencement of operations) through March 31, 2018, for Northern Engage360TM Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Northern Engage360TM Fund as of March 31, 2019, and the results of its operations for the year ended March 31, 2019, and the changes in net assets and financial highlights for the year ended March 31, 2019, and for the period from November 20, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

MULTI-MANAGER FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

TAX INFORMATION MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Active M International Equity	$0.339913

Multi-Manager Global Listed Infrastructure	0.743194

Multi-Manager Global Real Estate	0.019111

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended March 31, 2019 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Active M Emerging Markets Equity	0.96%

Active M International Equity	0.12%

Multi-Manager Global Listed Infrastructure	17.93%

Northern Engage360TM	42.19%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Active M Emerging Markets Equity	$0.0668	$0.4739

Active M International Equity	0.0273	0.2645

Multi-Manager Global Listed Infrastructure	0.0329	0.3441

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2019:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Active M Emerging Markets Equity	$3,592

Active M International Equity	23,026

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2018:

QDI PERCENTAGE

Active M Emerging Markets Equity	100.00%

Active M International Equity	100.00%

Multi-Manager Global Listed Infrastructure	100.00%

Multi-Manager Global Real Estate	18.72%

Northern Engage360TM	100.00%

NORTHERN FUNDS ANNUAL REPORT	115	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SHAREHOLDER MEETING RESULTS MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD

Therese M. Bobek	17,848,259,502.142	60,151,369.599

Mark G. Doll	17,837,611,403.775	70,799,467.966

Sandra Polk Guthman	17,827,972,827.529	80,438,044.212

Thomas A. Kloet	17,838,253,061.217	70,157,810.524

David R. Martin	17,830,027,812.404	78,383,059.337

Cynthia R. Plouché	17,835,803,612.482	72,607,259.259

Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144

Darek Wojnar	17,839,889,785.968	68,521,085.773

MULTI-MANAGER FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2019 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018 - 3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 102), if any, in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM , Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 107), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	1.11%	$1,000.00	$ 972.60	$5.46
Hypothetical	1.11%	$1,000.00	$1,019.40	$5.59

ACTIVE M INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.84%	$1,000.00	$ 943.50	$4.07
Hypothetical	0.84%	$1,000.00	$1,020.74	$4.23

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	1.00%	$1,000.00	$1,048.60	$5.11
Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER GLOBAL REAL ESTATE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.96%	$1,000.00	$1,081.20	$4.98
Hypothetical	0.96%	$1,000.00	$1,020.14	$4.84

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

NORTHERN FUNDS ANNUAL REPORT	117	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES continued MARCH 31, 2019 (UNAUDITED)

NORTHERN ENGAGE360 TM
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.70%	$1,000.00	$975.20	$3.45
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.96%	$1,000.00	$1,046.60	$4.90
Hypothetical	0.96%	$1,000.00	$1,020.14	$4.84

MULTI-MANAGER HIGH YIELD OPPORTUNITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.86%	$1,000.00	$1,011.30	$4.31
Hypothetical	0.86%	$1,000.00	$1,020.64	$4.33

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

MULTI-MANAGER FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS MARCH 31, 2019 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT	119	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company — 26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

MULTI-MANAGER FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management — Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

NORTHERN FUNDS ANNUAL REPORT	121	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

MULTI-MANAGER FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS MARCH 31, 2019 (UNAUDITED)

Approval of New Sub-Advisory Agreements (Northern Engage360™ Fund)

At a quarterly meeting of the Board of Trustees (the “Board” or the “Trustees”) held on November 14-15, 2018 (the “November meeting”), the Trustees, including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately approved a new sub-advisory agreement (the “ARK Agreement”) dated November 29, 2018 with respect to the Northern Engage360™ Fund (the “Fund”) between Northern Trust Investments, Inc. (“NTI”) and ARK Investment Management, LLC (“ARK”). At the November meeting, the Trustees also approved a new sub-advisory agreement (the “Mar Vista Agreement,” together with the ARK Agreement, the “New Sub-Advisory Agreements”) dated November 29, 2018 with respect to the Fund between NTI and Mar Vista Investment Partners, LLC (“Mar Vista”).

The Trustees reviewed and discussed information and written materials from NTI about ARK and Mar Vista (each a “New Sub-Adviser” and together, the “New Sub-Advisers”) regarding: (i) the nature and quality of the investment advisory services to be provided by each New Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) each New Sub-Adviser’s financial condition, history of operations and ownership structures; (iii) each New Sub-Adviser’s brokerage and soft dollar practices; (iv) each New Sub-Adviser’s investment strategies and styles of investing; (v) the performance history of each New Sub-Adviser with respect to accounts or funds managed similarly to the Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to each New Sub-Adviser’s risk management and cyber-security programs and the New Sub-Adviser’s compliance policies and procedures (including its code of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluations of such policies and procedures, as well as the New Sub-Adviser’s regulatory history; (vii) each New Sub-Adviser’s conflicts of interest in managing the Fund, including the New Sub-Adviser’s financial or business relationships with NTI and its affiliates, if any; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also considered NTI’s discussion of the reasons that it anticipated that each New Sub-Adviser may improve the performance of the Fund. The Trustees also reviewed NTI’s proprietary method for allocating assets among the sub-advisers to the Fund and the proposed allocation of assets among the New Sub-Advisers and the other sub-advisers to the Fund, as well as the then current allocations of assets among the other sub-advisers.

In evaluating the New Sub-Advisory Agreements, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to each New Sub-Adviser.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to each New Sub-Adviser’s operations, qualifications, performance and experience in managing the type of strategy for which the New Sub-Adviser was proposed to be engaged in connection with the Fund. The Board also considered NTI’s evaluation of the New Sub-Advisers’ ability to add alpha to the Fund’s returns. The Trustees also reviewed the CCO’s evaluation of each New Sub-Adviser’s compliance program, noting that he believed the program to be satisfactory and in compliance with regulatory requirements. The Trustees concluded that the New Sub-Advisers were able to provide quality services to the Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers would be paid by NTI out of its management fee and not by the Fund. The Trustees also believed, based on NTI’s representations, that the New Sub-Advisory Agreements had been negotiated at arm’s-length between NTI and each New Sub-Adviser. The Trustees also considered comparisons of the New Sub-Advisers’ fees at various asset levels of the Fund and in relation to other sub-advisers to the Fund. The Trustees also compared each New Sub-Adviser’s fees in relation to its other similar institutional accounts. Finally, the Trustees also considered NTI’s representations that the fees to be paid to the New Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.

The Trustees also considered the projected profitability to NTI of the Fund before and after the addition of the New Sub-Advisers. These comparisons showed that NTI’s profitability slightly decreased. It was noted that NTI had also presented quarterly profitability reports to the Board, as required by the Trust’s exemptive order. The Trustees did not consider the New Sub-Advisers’ projected profitability as they did not consider it to be particularly relevant because NTI would be paying the New Sub-Advisers out of the management fees NTI received from the Fund. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the New Sub-Advisers’ performance information with respect to their respective other accounts using the same investment strategy and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of the New Sub-Advisers and the Fund over various time periods if the New Sub-Advisers also had been managing the Fund along with the other sub-advisers. The Trustees also considered each New Sub-Adviser’s actual performance record in the strategy for which it was being engaged. This information was compared to performance information with respect to their performance benchmarks. It was noted that each New Sub-Adviser had a different style than the other sub-advisers to the Fund and that its

NORTHERN FUNDS ANNUAL REPORT	123	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS continued MARCH 31, 2019 (UNAUDITED)

style would underperform in certain markets. The Trustees concluded, based upon the information provided, that the New Sub-Advisers’ performance records were generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including breakpoints in the sub-advisory fee structures (if any). However, the Trustees generally considered economies of scale with respect to the Fund primarily at the management fee level given that NTI would be paying the New Sub-Advisers out of its management fee.

Other Benefits

The Trustees considered other benefits derived or to be derived by the New Sub-Advisers as a result of their relationships with the Fund. These benefits included, but were not limited to, research and other benefits in connection with brokerage commissions paid by the Fund. The Trustees also considered the other relationships that the New Sub-Advisers had with NTI or its affiliates, if any, including other sub-advisory relationships to portfolios managed by NTI.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the proposed fee to be paid to the New Sub-Advisers was reasonable in light of the services to be provided by them and that the New Sub-Advisory Agreements should be approved.

MULTI-MANAGER FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND[1,2,4,5,10,11]	NORTHERN ENGAGE 360TM FUND[1,2,4,5,10,11,12]
ACTIVE M INTERNATIONAL EQUITY FUND[1,2,4,10,11]	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND[1,3,4,5,6,8]
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND[1,2,4,5,7,8,10,11]	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND[1,3,4,6]
MULTI-MANAGER GLOBAL REAL ESTATE FUND[2,4,9,10,11]

1  Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

9 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

10 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

12 New Fund Risk: New fund risk is the risk that the Fund, because it is new with no operating history; will not grow or maintain an economically viable size, in which case the Board of Trustees of the Trust may determine to liquidate the Fund.

NORTHERN FUNDS ANNUAL REPORT	125	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MULTI-MANAGER FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	127	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

NORTHERN GLOBAL TACTICAL ASSET ALLOCATION FUND
ANNUAL REPORT
MARCH 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULES OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND
Ticker Symbol: BBALX

9	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	SHAREHOLDER MEETING RESULTS

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	BENCHMARK INFORMATION

24	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Global Tactical Asset Allocation Fund summary prospectus or prospectus, which contains complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read the summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND* (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12 month reporting period ended March 31, 2019 represented a volatile period for financial markets, as losses during late 2018 were followed by a strong recovery in early 2019. A combination of fading global growth momentum, increased U.S. and China trade tensions and tighter U.S. Federal Reserve ("Fed") policy weighed on equity markets in late 2018. Markets then reversed course in early 2019 thanks to a more dovish tone from the Fed, as well as some modestly positive signals from trade talks. Asset class performance varied over the reporting period, with mixed returns in equity markets and generally positive returns within fixed income. Returns across the major equity regions diverged sharply, with the 9.5% return in U.S. equities more than 10% ahead of the -2.6% and -7.1% declines in non-U.S. developed market and emerging market equities (as measured by the MSCI US, MSCI World ex-US, and MSCI Emerging Markets indices, respectively). Fixed income returns were comfortably in positive territory, with 4.5% and 5.9% returns in investment grade fixed income (Bloomberg Barclays U.S. Aggregate Bond Index) and high yield fixed income (Bloomberg Barclays U.S. Corporate High Yield Index), respectively.

The Global Tactical Asset Allocation Fund returned 1.46% during the reporting period, trailing the 3.59% return of its Blended Index (60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index). The negative impact was primarily driven by the performance of the underlying funds. Benefits from tactical positioning were able to offset a significant portion of the headwinds from strategic positioning. Tactical positioning benefited from shifting from an overweight to a neutral risk profile during 2018, and then re-initiating an overweight to risk in January 2019. Within the underlying funds, exposures to risk factors (value, size and yield) weighed significantly on performance within global equities.

Relative to its strategic norms, the Fund currently has a measured overweight to risk, with a significant overweight to high yield fixed income and overweights to U.S. equities and global real estate. The tactical overweights are funded by underweight positions across investment grade fixed income, cash, inflation-protected fixed income and emerging market equities. The Fund remains committed to broad global diversification and exposure to risk factors that have displayed long-term efficacy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2019

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 07/01/93

GLOBAL TACTICAL ASSET ALLOCATION FUND	1.46%	4.25%	8.27	%*	6.10	%*

BLENDED INDEX**	3.59	5.11	8.89		6.63

MSCI ALL COUNTRY WORLD INDEX	2.60	6.45	11.95		7.11

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	4.48	2.74	3.77		5.16

*

Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Information about Benchmarks and Investment Considerations can be found on page 23 and page 24.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2019

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments, at value	$26,332
Investments in affiliates, at value	65,197
Dividend income receivable	1
Receivable for fund shares sold	27
Receivable from investment adviser	1
Prepaid and other assets	3
Total Assets	91,561
LIABILITIES:
Payable for fund shares redeemed	50
Payable to affiliates:
Management fees	4
Custody fees	2
Shareholder servicing fees	3
Trustee fees	4
Accrued other liabilities	30
Total Liabilities	93
Net Assets	$91,468
ANALYSIS OF NET ASSETS:
Capital stock	$83,027
Distributable earnings	8,441
Net Assets	$91,468
Shares Outstanding ($.0001 par value, unlimited authorization)	7,206
Net Asset Value, Redemption and Offering Price Per Share	$12.69
Investments, at cost	$25,554
Investments in affiliates, at cost	$56,587

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2019

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income	$281
Dividend income from investments in affiliates	2,680
Total Investment Income	2,961
EXPENSES:
Management fees	208
Custody fees	24
Transfer agent fees	13
Blue sky fees	21
SEC fees	2
Printing fees	16
Audit fees	19
Legal fees	25
Shareholder servicing fees	17
Trustee fees	10
Interest expense	2
Other	21
Total Expenses	378
Less expenses reimbursed by investment adviser	(127)
Net Expenses	251
Net Investment Income	2,710
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses on:
Investments	5
Investments in affiliates	(589)
Net increase from payment by affiliate on affiliate transactions (Note 6)	209
Net changes in unrealized (depreciation) on:
Investments	791
Investments in affiliates	(1,659)
Net Losses	(1,243)
Net Increase in Net Assets Resulting from Operations	$1,467

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2019	2018
OPERATIONS:
Net investment income	$2,710	$2,247
Net realized gains (losses)	(584)	1,819
Net change in unrealized appreciation (depreciation)	(868)	3,051
Net increase from payment by affiliate on affiliated transactions (Note 6)	209	–
Net Increase in Net Assets Resulting from Operations	1,467	7,117
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(546)	5,687
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(546)	5,687
DISTRIBUTIONS PAID (Note 11):
Distributable earnings	(3,498)	–
From net investment income	–	(2,257)
From net realized gains	–	(800)
Total Distributions Paid	(3,498)	(3,057)
Total Increase (Decrease) in Net Assets	(2,577)	9,747
NET ASSETS:
Beginning of year	94,045	84,298
End of year	$91,468	$94,045
Accumulated Undistributed Net Investment Income (Note 11):	$–	$247

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2019		2018	2017		2016		2015
Net Asset Value, Beginning of Year	$13.02		$12.41	$11.54		$12.20		$12.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.33	0.32		0.33		0.24
Net realized and unrealized gains (losses)	(0.25)		0.72	0.90		(0.52)		0.06
Net increase from payment by affiliate on affiliate transactions (Note 6)	0.03	(1)	–	–		–		–
Total from Investment Operations	0.16		1.05	1.22		(0.19)		0.30
LESS DISTRIBUTIONS PAID:
From net investment income	(0.39)		(0.33)	(0.35	)(2)	(0.32	)(2)	(0.21)
From net realized gains	(0.10)		(0.11)	–		(0.15)		(0.09)
Total Distributions Paid	(0.49)		(0.44)	(0.35)		(0.47)		(0.30)
Net Asset Value, End of Year	$12.69		$13.02	$12.41		$11.54		$12.20
Total Return(3)	1.46	%(1)	8.55%	10.73%		(1.52)%		2.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$91,468		$94,045	$84,298		$72,400		$79,345
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)(5)	0.28%		0.27%	0.27%		0.27%		0.26%
Expenses, before reimbursements and credits(5)	0.42%		0.44%	0.49%		0.46%		0.53%
Net investment income, net of reimbursements and credits(4)	2.99%		2.53%	2.67%		2.78%		1.95%
Net investment income, before reimbursements and credits	2.85%		2.36%	2.45%		2.59%		1.68%
Portfolio Turnover Rate	87.64%		25.39%	27.84%		20.49%		51.55%

(1)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.
(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019, less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017 and less than 0.005 percent for the fiscal years ended March 31, 2016 and 2015, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2019

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 100.1%

FlexShares® Credit-Scored US Corporate Bond Index Fund(1)	122,791	$6,212

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(1)	10,794	560

FlexShares® Disciplined Duration MBS Index Fund(1)	144,684	3,368

FlexShares® Global Quality Real Estate Index Fund(1)	57,640	3,684

FlexShares® International Quality Dividend Index Fund(1)	231,121	5,343

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(1)	147,101	8,924

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	134,243	7,130

FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	139,622	4,573

FlexShares® Morningstar US Market Factor Tilt Index Fund(1)	139,336	15,829

FlexShares® Quality Dividend Index Fund(1)	153,250	6,866

FlexShares® STOXX® Global Broad Infrastructure Index Fund(1)	37,456	1,854

iShares 20+ Year Treasury Bond ETF	14,847	1,877

iShares 3-7 Year Treasury Bond ETF	37,036	4,563

iShares 7-10 Year Treasury Bond ETF	6,885	734

iShares iBoxx High Yield Corporate Bond ETF	115,098	9,953

iShares Long-Term Corporate Bond ETF	46,618	2,813

iShares MBS ETF	53,247	5,663

iShares Short-Term Corporate Bond ETF	13,791	729

Northern Institutional Funds - U.S. Government Portfolio (Shares), 2.26%(1)(2)	853,789	854
Total Investment Companies
(Cost $82,141)		91,529

Total Investments – 100.1%
(Cost $82,141)		91,529

Liabilities less Other Assets – (0.1%)		(61)
NET ASSETS – 100.0%		$91,468

(1)

Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, Northern Institutional Funds and FlexShares Trust.

(2)	7-day current yield as of March 31, 2019 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2019, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	17.3%	FlexShares® Morningstar US Market Factor Tilt Index Fund

U.S. Equity	7.5	FlexShares® Quality Dividend Index Fund

Non U.S. Equity – Developed	9.7	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Non U.S. Equity – Developed	5.8	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity – Emerging Markets	7.8	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	4.0	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds – High Yield	10.9	iShares iBoxx High Yield Corporate Bond ETF

U.S. Bonds – Investment Grade	6.8	FlexShares® Credit-Scored US Corporate Bond Index Fund

U.S. Bonds – Investment Grade	6.2	iShares MBS ETF

U.S. Bonds – Investment Grade	5.0	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	3.7	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds – Investment Grade	3.1	iShares Long-Term Corporate Bond ETF

U.S. Bonds – Investment Grade	2.1	iShares 20+ Year Treasury Bond ETF

U.S. Bonds – Investment Grade	0.8	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	0.8	iShares Short-Term Corporate Bond ETF

U.S. Bonds – Investment Grade	0.6	FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Global Infrastructure	2.0	FlexShares® STOXX® Global Broad Infrastructure Index Fund

Commodities/Natural Resources	5.0	FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Cash	0.9	Northern Institutional Funds - U.S. Government Portfolio (Shares)
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2019

securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2019:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$90,969	$560	$–	$91,529

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2019

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2019, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is an indirect subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statement of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations.

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts when seeking to hedge against fluctuations in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Fund during the fiscal year ended March 31, 2019.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities, if any, are recorded on the ex-dividend date, or as soon as the information is available.

E) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2019, the Fund did not record any reclassifications.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Global Tactical Asset Allocation	$390	$–

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2019

At March 31, 2019, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS (LOSSES)
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$200	$–	$8,634

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,762	$735

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2018, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,257	$800

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Fund beneficially owned by their customers. Service Plan expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended

March 31, 2019. There were no shareholder servicing fees paid by the Fund to Northern Trust or its affiliates during the fiscal year ended March 31, 2019.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2019.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 20, 2017, which expired on November 19, 2018 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 14-15, 2018, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 19, 2018 and will expire on November 18, 2019, unless renewed.

During the fiscal year ended March 31, 2019, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Global Tactical Asset Allocation	$393	3.24%

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to the extent the total annual fund operating expenses of the Fund exceed the expense limitation set forth below. The total annual fund operating expenses after expense reimbursement for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2019, the annual management fees and contractual expense limitations for the Fund were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2019. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, effective October 30, 2018, NTI has contractually agreed to reimburse additional expenses that may be excepted expenses.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits, if any, are shown as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/ or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2019, the uninvested cash of the Fund was invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse the Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

On July 31, 2018 and thereafter, the Fund had transactions in the FlexShares High Yield Value-Scored Bond Index Fund (“HYGV”) that have been deemed affiliated transactions. On November 20,

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2019

2018, the Fund disposed of its remaining position in HYGV and NTI reimbursed the Fund approximately $209,000 for the realized loss (net of dividends paid) and commissions associated with the transactions. The amount of the reimbursement is included in Net increase from payment by affiliate on affiliated transactions in the Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2019, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$–	$78,942	$–	$80,409

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Global Tactical Asset Allocation	$8,633	$–	$8,633	$82,896

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,549	$19,151	233	$2,843	(1,800)	$(22,540)	(18)	$(546)

Transactions in capital shares for the fiscal year ended March 31, 2018, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,859	$24,055	196	$2,545	(1,623)	$(20,913)	432	$5,687

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® Credit-Scored US Corporate Bond Index Fund	$2,067	$7,624	$3,619	$215	$(75)	$218	$6,212	123
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	1,050	4,394	4,689	37	(232)	174	560	11
FlexShares® Disciplined Duration MBS Index Fund	2,172	10,386	9,113	78	(155)	311	3,368	145
FlexShares® Global Quality Real Estate Index Fund	1,905	1,877	374	272	4	60	3,684	58
FlexShares® High Yield Value-Scored Bond Index Fund	–	10,266	9,733	–	(533)	324	–	–
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	3,784	–	3,768	102	(118)	53	–	–

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2019

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® International Quality Dividend Index Fund	$9,399	$759	$3,999	$(738)	$(78)	$283	$5,343	231
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	9,424	1,825	1,379	(882)	(64)	254	8,924	147
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	9,352	3,249	4,138	(1,192)	(141)	180	7,130	134
FlexShares® Morningstar Global Upstream
Natural Resources Index Fund	4,689	679	873	4	74	149	4,573	140
FlexShares® Morningstar US Market Factor Tilt Index Fund	12,577	5,641	3,094	189	516	251	15,829	139
FlexShares® Quality Dividend Index Fund	8,880	895	3,329	(334)	754	195	6,866	153
FlexShares® Ready Access Variable Income Fund	1,782	–	1,781	4	(5)	6	–	–
FlexShares® STOXX® Global Broad Infrastructure Index Fund	1,855	–	126	127	(2)	52	1,854	37
NF - Bond Index Fund	18,361	23	18,314	449	(519)	17	–	–
NF - High Yield Fixed Income Fund	5,564	4,013	9,572	10	(15)	137	–	–
Northern Institutional Funds - U.S. Government Portfolio (Shares)	385	78,867	78,398	–	–	16	854	854
	$93,246	$130,498	$156,299	$(1,659)	$(589)	$2,680	$65,197	2,172

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments, among other items: (i) require presentation of the total, rather than the components, of distributable earnings on the balance sheet; (ii) require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions; and (iii) delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.

12. NEW ACCOUNTING PRONOUNCEMENTS

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 24, 2019

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2019 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The Fund made capital gain distributions in December 2018, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Tactical Asset Allocation	$0.103812

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2019 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Tactical Asset Allocation	16.95%

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2018:

QDI PERCENTAGE

Global Tactical Asset Allocation	35.70%

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

SHAREHOLDER MEETING RESULTS	MARCH 31, 2019 (UNAUDITED)

A Special Joint Meeting of Shareholders of Northern Funds and Northern Institutional Funds was held on October 24, 2018, at the office of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At the meeting, the following matter was voted upon by the shareholders of Northern Funds (the resulting votes are presented below):

1. Election of eight Trustees of Northern Funds.

NOMINEE	AFFIRMATIVE	WITHHELD
Therese M. Bobek	17,848,259,502.142	60,151,369.599
Mark G. Doll	17,837,611,403.775	70,799,467.966
Sandra Polk Guthman	17,827,972,827.529	80,438,044.212
Thomas A. Kloet	17,838,253,061.217	70,157,810.524
David R. Martin	17,830,027,812.404	78,383,059.337
Cynthia R. Plouché	17,835,803,612.482	72,607,259.259
Mary Jacobs Skinner	17,844,143,895.597	64,266,976.144
Darek Wojnar	17,839,889,785.968	68,521,085.773

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2018 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2018 - 3/31/2019” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of univested cash in affiliated money market funds (See page 12) which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2018	ENDING ACCOUNT VALUE 3/31/2019	EXPENSES PAID* 10/1/2018- 3/31/2019
Actual	0.29%	$1,000.00	$1,008.90	$1.45
Hypothetical	0.29%	$1,000.00	$1,023.49	$1.46

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2019 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 58 Trustee since January 1, 2019

•  Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•  Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 to 2018;

•  Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.

• None

Ingrid LaMae A. de Jongh Age: 53 Trustee since January 1, 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 69 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Sandra Polk Guthman Age: 75 Trustee since 1997 and Chairperson since 2015

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Trustee of Rush University Medical Center since 2007;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016.

• None

Thomas A. Kloet Age: 60 Trustee since 2015

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 62 Trustee since 2017

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Cynthia R. Plouché Age: 62 Trustee since 2014

•  Assessor, Moraine Township, Illinois from 2014 to 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (manager of fixed income portfolios for institutional clients).

• Barings Fund Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 61 Trustee since 2000

•  Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 53 Trustee since January 1, 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• FlexShares Trust (registered investment company—26 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 60 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Brian Meikel Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2018	Interim Chief Compliance Officer of FlexShares Trust since October 2018 and Northern Funds since 2018; Vice President of Northern Trust Investments, Inc. since 2014; Chief Compliance Officer of BMO Asset Management—Harris Investment Management from 2006 to 2013.

Darlene Chappell Age: 56 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 51 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 50 2160 East Elliott Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2019 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 49 801 South Canal Street Chicago, Illinois 60607 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Jose J. Del Real, Esq. Age: 41 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and 2015 to November 2018; Assistant Secretary of FlexShares Trust from 2015 to December 2018; Secretary of FlexShares Trust since December 2018.

Angela R. Burke, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blended Index (Blended Index) consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Because the Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.

Asset Allocation Risk: The selection by the Fund’s portfolio manager of Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that an Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

High-Yield Risk: Non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

Interest Rate/Maturity Risk: The value of the Fund or an Underlying Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for Underlying Funds that hold long-term fixed-income securities than those that invest in shorter-term fixed-income securities.

Large Cap Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have more limited product lines or financial resources, and may be dependent on a particular niche in the market.

Real Estate Risk: Investments in real estate trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	25	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK

GLOBAL TACTICAL ASSET ALLOCATION FUND	26	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	27	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2019 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2019 and March 31, 2018, respectively, as follows:

	2019					2018
	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees	$793,780		$0	$3,370,000	(3)	$812,240		$0	$3,174,000	(3)
(b) Audit-Related Fees	$150,500	(1)	$0	$74,400	(4)	$154,000	(1)	$0	$133,000	(4)
(c) Tax Fees	$137,720	(2)	$0	$3,885,000	(5)	$137,720	(2)	$0	$3,840,000	(5)
(d) All Other Fees	$0		$0	$832,000	(7)	$0		$0	$2,799,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, Sarbanes-Oxley Consulting, BASL Committee support, and other consulting services.
(7)	Amounts relate to Resolution Plan Mapping, Data Analytics Strategy, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2019 and March 31, 2018, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $5,079,620 and $7,063,720 for 2019 and 2018, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on May 31, 2017 (Accession Number 0001193125-17-189259).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date: June 5, 2019

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 5, 2019